Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division

)
In re	)	Chapter 11 Case No.
)
Asyst Technologies, Inc., et al.,	)	09-43246
Debtor.	)
)

SCHEDULES OF ASSETS AND LIABILITIES FOR
Asyst Technologies, Inc.
Case No: 09-43246

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland
Division

In re: Asyst Technologies, Inc.	Case No. 09-43246
Chapter 11
SUBJECT TO GLOBAL NOTES AND SPECIFIC NOTES TO THESE SCHEDULES
SUMMARY OF SCHEDULES
Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, C, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor’s assets. Add the amounts from Schedules D, E, and F to determine the total amount of the debtor’s liabilities.

	ATTACHED		AMOUNTS SCHEDULED
NAME OF SCHEDULE	YES / NO	NO. OF SHEETS	ASSETS	LIABILITIES	OTHER
A — REAL PROPERTY	YES	1	$0
B — PERSONAL PROPERTY	YES	48	$19,876,058
C — PROPERTY CLAIMED AS EXEMPT	NO	0
D — CREDITORS HOLDING SECURED CLAIMS	YES	5		$76,500,000
E — CREDITORS HOLDING UNSECURED PRIORITY CLAIMS (Total of claims on Schedule E)	YES	42		$239,347
F — CREDITORS HOLDING UNSECURED NON- PRIORITY CLAIMS	YES	17		$8,896,299
G — EXECUTORY CONTRACTS AND UNEXPIRED LEASES	YES	307
H — CODEBTORS	YES	2
I — CURRENT INCOME OF INDIVIDUAL DEBTOR(S)	NO	0			N/A
J — CURRENT EXPENDITURES OF INDIVIDUAL DEBTOR(S)	NO	0			N/A
Total number of sheets of all Schedules		422
		Total Assets >	$19,876,058
				$85,396,299
			Total Liabilities >

1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA, OAKLAND DIVISION
Asyst Technologies, Inc.
Case Number: 09-43246
GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMER REGARDING DEBTOR’S SCHEDULES AND STATEMENTS
Debtor
The Schedules of Assets and Liabilities (collectively, the “Schedules”) and the Statements of Financial Affairs (collectively, the “Statements” and, together with the Schedules, the “Schedules and Statements”) filed by Asyst Technologies, Inc. (“ATI” or the “Debtor”) in the chapter 11 case pending in the United States Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”) were prepared, pursuant to section 521 of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) and Rule 1007 of the Federal Rules of Bankruptcy Procedure, by management of the Debtor, with the assistance of the Debtor’s court-appointed advisors, and are unaudited. While the Debtor’s management has made every reasonable effort to ensure that the Schedules and Statements are as accurate and complete as possible under the circumstances, based on information that was available to it at the time of preparation, subsequent information or discovery may result in material changes to these Schedules and Statements, and inadvertent errors or omissions may have occurred. Because the Schedules and Statements contain unaudited information, which is subject to further review, verification, and potential adjustment, there can be no assurance that these Schedules and Statements are complete. The Debtor reserves all rights to amend the Schedules and Statements from time to time, in all respects, as may be necessary or appropriate, including, but not limited to, the right to dispute or otherwise assert offsets or defenses to any claim reflected in the Schedules and Statements as to amount, liability, or classification, or to otherwise subsequently designate any claim as “disputed,” “contingent,” or “unliquidated.” Furthermore, nothing contained in the Schedules and Statements shall constitute a waiver of rights with respect to this chapter 11 case, including, but not limited to, issues involving substantive consolidation, equitable subordination and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws to recover assets or avoid transfers.
The Schedules and Statements have been signed by Paula C. LuPriore, Executive VP, COO and CRO of ATI. Accordingly, in reviewing and signing the Schedules and Statements, Paula C. LuPriore necessarily relied upon the efforts, statements, and representations of the Debtor’s other personnel and professionals. Paula C. LuPriore has not (and could not have) personally verified the accuracy of each such statement and representation, including, for example, statements and representations concerning amounts owed to creditors, classification of such amounts, and each address.
These Global Notes and Statement of Limitations, Methodology, and Disclaimer Regarding the Debtor’ Schedules and Statements (the “Global Notes”) are incorporated by reference in, and comprise an integral part of, the Schedules and Statements, and should be referred to and considered in connection with any review of the Schedules and Statements.
Description of the Cases
On April 20, 2009 (the “Petition Date”), the Debtor filed a voluntary petition for relief under the Bankruptcy Code in the Bankruptcy Court under Case No. 09-43246. The Debtor continues to operate its business and manage its properties as Debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.
Basis of Presentation
For financial reporting purposes, prior to the Petition Date, the Debtor, along with certain non-Debtor affiliates and its non-Debtor subsidiaries, prepared consolidated financial statements that were audited annually. Because none of the direct and individual subsidiaries of ATI are debtors in this chapter 11 case , combining the assets and liabilities set forth in the Schedules and Statements of the Debtor would result in amounts that would be substantially different from financial information regarding ATI and its subsidiaries that would be prepared on a consolidated basis under Debtor’s Generally Accepted Accounting Principles (“GAAP”). Therefore, these Schedules and Statements do not purport to represent financial statements prepared in accordance with GAAP nor are they intended to fully reconcile to the financial statements prepared by the Debtor. Unlike the consolidated financial statements, these Schedules and Statements reflect the assets and liabilities of only the Debtor. Information contained in the Schedules and Statements has been derived from the Debtor’s books and records and historical financial statements.
Amendment
Reasonable efforts have been made to prepare and file complete and accurate Schedules and Statements; however, inadvertent errors or omissions may exist. The Debtor reserves all rights to amend and/or supplement the Schedules and Statements from time to time as is necessary and appropriate.
Confidential or Sensitive Information
There may be instances in which certain information in the Schedules and Statements intentionally has been redacted due to the nature of an agreement between a Debtor and a third party, concerns about the confidential or commercially sensitive nature of certain information, or concerns for the privacy of an individual. The alterations will be limited to only what is necessary to protect the Debtor or third party and will provide interested parties with sufficient information to discern the nature of the listing.
Causes of Action
Despite its reasonable efforts to identify all known assets, the Debtor may not have listed all of its causes of action or potential causes of action against third parties as assets in its Schedules and Statements, including, but not limited to, avoidance actions arising under chapter 5 of the Bankruptcy Code and actions under other relevant non-bankruptcy laws to recover assets. The Debtor reserves all of its rights with respect to any claims, causes of action, or avoidance actions it may have, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver of any such claims, causes of actions, or avoidance actions or in any way prejudice or impair the assertion of such claims.

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA, OAKLAND DIVISION
Asyst Technologies, Inc.
Case Number: 09-43246
GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMER REGARDING DEBTOR’S SCHEDULES AND STATEMENTS
Recharacterization
The Debtor has made reasonable efforts to correctly characterize, classify, categorize, and designate the claims, assets, executory contracts, unexpired leases, and other items reported in the Schedules and Statements. However, due to the complexity and size of the Debtor’s business, the Debtor may have improperly characterized, classified, categorized, or designated certain items. The Debtor thus reserves all of its rights to recharacterize, reclassify, recategorize, or redesignate items reported in the Schedules and Statements at a later time as necessary or appropriate as additional information becomes available.
Claim Description
Any failure to designate a claim in the Schedules and Statements as “contingent,” “unliquidated, or “disputed” does not constitute an admission by the Debtor that such claim or amount is not “contingent,” “unliquidated,” or “disputed.” The Debtor reserves all of its rights to dispute, or to assert offsets or defenses to, any claim reflected on its Schedules or Statements on any grounds, including, but not limited to, amount, liability, priority, status, or classification, or to otherwise subsequently designate any claim as “contingent,” “unliquidated, or “disputed.” Moreover, the Debtor reserves all of its rights to amend its Schedules and Statements as necessary and appropriate, including, but not limited to, with respect to claim description and designation.
Unliquidated Claim Amounts
Claim amounts that could not be readily quantified by the Debtor are scheduled as “unliquidated.”
Undetermined Amounts
The description of an amount as “undetermined” is not intended to reflect upon the materiality of such amount.
Valuation
It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtor to obtain current market valuations of all of its assets. Accordingly, unless otherwise indicated, net book values as of the Petition Date are reflected on the Schedules and Statements. Exceptions to this include operating cash and certain other assets. Operating cash is presented at bank balances as of the Petition Date. Certain other assets, such as investments in subsidiaries and other intangible assets, are listed at undetermined amounts, as the net book values may differ materially from fair market values. Amounts ultimately realized may vary from net book value (or whatever value was ascribed) and such variance may be material. Accordingly, the Debtor reserves all of its rights to amend or adjust the value of each asset set forth herein. In addition, the amounts shown for total liabilities exclude items identified as “unknown” or “undetermined” and, thus, ultimate liabilities may differ materially from those stated in the Schedules and Statements.
Dates
The information provided herein, except as otherwise noted, represents the asset data of the Debtor as of March 31, 2009 and the liability data of the Debtor as of the close of business on the Petition Date.
Specific Notes
These Debtor’s Notes are in addition to the specific notes set forth in the Schedules and Statements of the Debtor. The fact that the Debtor has prepared a Global Note with respect to a particular Schedule or Statement and not as to others does not reflect and should not be interpreted as a decision by the Debtor to exclude the applicability of such Global Note to any or all of the Debtor’s remaining Schedules or Statements, as appropriate. Disclosure of information in one Schedule, one Statement, or an exhibit or attachment to a Schedule or Statement, even if incorrectly placed, shall be deemed to be disclosed in the correct Schedule, Statement, exhibit, or attachment.
Liabilities
The Debtor has sought to allocate liabilities between the prepetition and postpetition periods based on the information and research that was conducted in connection with the preparation of the Schedules and Statements. As additional information becomes available and further research is conducted, the allocation of liabilities between prepetition and postpetition periods may change. The Debtor reserves the right to amend the Schedules and Statements as it deems appropriate in this regard.
Excluded Assets and Liabilities
The Debtor has excluded certain categories of assets, tax accruals, and liabilities from the Schedules and Statements, including goodwill, pension assets, deferred compensation, accrued salaries, employee benefit accruals, accrued accounts payable, and deferred gains. The Debtor also has excluded rejection damage claims of counterparties to executory contracts and unexpired leases that have been or may be rejected, to the extent such damage claims exist. In addition, certain immaterial assets and liabilities may have been excluded.
Leases
The Debtor has not included in the Schedules and Statements the future obligations of any capital or operating leases.

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA, OAKLAND DIVISION
Asyst Technologies, Inc.
Case Number: 09-43246
GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMER REGARDING DEBTOR’S SCHEDULES AND STATEMENTS
Contingent Assets
The Debtor believes that it may possess certain claims and causes of action against various parties. Additionally, the Debtor may possess contingent claims in the form of various avoidance actions it could commence under the provisions of chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws. The Debtor, despite reasonable efforts, may not have set forth all of its causes of action against third parties as assets in its Schedules and Statements. The Debtor reserves all of its rights with respect to any claims, causes of action, or avoidance actions it may have and nothing contained in these Global Notes or the Schedules and Statements shall be deemed a waiver of any such claims, avoidance actions, or causes of action or in any way prejudice or impair the assertion of such claims.
The Debtor may also possess contingent and unliquidated claims against affiliated entities for various financial accommodations and similar benefits it has extended from time to time, including contingent and unliquidated claims for contribution, reimbursement and/or indemnification arising from, among other things, (i) letters of credit, (ii) notes payable and receivable, (iii) surety bonds, (iv) guaranties, (v) indemnities, and (vi) warranties. Additionally, prior to the relevant Petition Date, the Debtor, as plaintiff, may have commenced various lawsuits in the ordinary course of its business against third parties seeking monetary damages. Refer to each Statement, item 4(a)(i), for lawsuits commenced prior to the relevant Petition Date in which the Debtor was a plaintiff.
Receivables and Payables
For confidentiality reasons the Debtor has not listed individual customer accounts receivable balance information.
Guaranties and Other Secondary Liability Claims
The Debtor has used reasonable efforts to locate and identify guaranties and other secondary liability claims (collectively, “Guaranties”) in each of its executory contracts, unexpired leases, secured financings, debt instruments, and other such agreements. Where such Guaranties have been identified, they have been included in Schedule G. The Debtor, however, believes that certain Guaranties embedded in the Debtor’s executory contracts, unexpired leases, secured financings, debt instruments, and other such agreements may have been inadvertently omitted. Thus, the Debtor reserves all of its rights to amend the Schedules to the extent that additional Guaranties are identified.
Intellectual Property Rights
Exclusion of certain intellectual property shall not be construed to be an admission that such intellectual property rights have been abandoned, have been terminated, or otherwise have expired by its terms, or have been assigned or otherwise transferred pursuant to a sale, acquisition, or other transaction. Conversely, inclusion of certain intellectual property shall not be construed to be an admission that such intellectual property rights have not been abandoned, have not been terminated, or otherwise have not expired by its terms, or have not been assigned or otherwise transferred pursuant to a sale, acquisition, or other transaction. Accordingly, the Debtor reserves all of its rights with respect to the legal status of any and all intellectual property rights.
Estimates
To prepare and file the Schedules by the required June 4, 2009 filing date, management was required to make certain estimates and assumptions that affected the reported amounts of these assets and liabilities.
Fiscal Year
The Debtor’s fiscal year ends on March 31.
Currency
Unless otherwise indicated, all amounts are reflected in U.S. dollars.
Property and Equipment
Unless otherwise indicated, owned property and equipment are stated at net book value. The Debtor may lease furniture, fixtures, and equipment from certain third party lessors. Any such leases are set forth in the Schedules and Statements. Nothing in the Schedules and Statements is or shall be construed as an admission as to the determination as to the legal status of any lease (including whether any lease is a true lease or a financing arrangement), and the Debtor reserves all of its rights with respect to same.
Claims of Third-Party Related Entities
While the Debtor has made every effort to properly classify each claim listed in the Schedules as being either disputed or undisputed, liquidated or unliquidated, and contingent or noncontingent, the Debtor has not been able to fully reconcile all payments made to certain third parties and its related entities on account of the Debtor’s obligations to same.

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA, OAKLAND DIVISION
Asyst Technologies, Inc.
Case Number: 09-43246
GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMER REGARDING DEBTOR’S SCHEDULES AND STATEMENTS
Interest in Subsidiaries and Affiliates
ATI indirectly owns all or part of numerous subsidiaries and affiliates that are not Debtor. Interests in subsidiaries arise from stock ownership or from interests in partnerships. The Debtor’s Schedules B-13 and B-14 or Statement 18a contains a listing of the current capital structure of ATI and non-Debtor affiliates and includes ownership interests in the related affiliates and partnerships of each corporate affiliate.
Umbrella Or Master Agreements
Contracts listed in the Schedules and Statements may be umbrella or master agreements that cover relationships with the Debtor.
Insiders
The Debtor has attempted to include all payments made over the 12 months preceding the Petition Date to any individual or entity deemed an “insider.” For these purposes, “insider” is defined as (1) an individual or entity owning 5% or greater of ATI, (2) an individual appointed by the Members of the Management Committee of ATI, or (3) an entity related to an insider. The listing of a party as an “insider,” however, is not intended to be nor should be construed as a legal characterization of such party as an insider and does not act as an admission of any fact, claim, right, or defense, and all such rights, claims, and defenses are hereby expressly reserved.
Payments
The financial affairs and business of the Debtor is complex. Prior to the Petition Date, the Debtor and its non-Debtor affiliates participated in a consolidated cash management system through which certain payments were made by one entity on behalf of another. As a result, certain payments in the Schedules and Statements may have been made prepetition by one entity on behalf of another entity through the operation of the consolidated cash management system.
Totals
All totals that are included in the Schedules and Statements represent totals of all the known amounts included in the Schedules and Statements.

In re: Asyst Technologies, Inc.	Case No. 09-43246
UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
SCHEDULE A — REAL PROPERTY
     Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a cotenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor’s own benefit. If the debtor is married, state whether husband, wife, or both own the property by placing an “H”, “W”, “J”, or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor holds no interest in real property, write “None” under “Description and Location of Property.”
     Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G — Executory Contracts and Unexpired Leases
     If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write “None” in the column labeled “Amount of Secured Claim.”
     If the debtor is an individual or a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C — Property Claimed as Exempt.
☑ Check this box if debtor has no real property to report on this Schedule A.

NATURE
	OF	CURRENT VALUE OF DEBTOR’S
	DEBTOR’S INTEREST	INTEREST IN PROPERTY, WITHOUT	AMOUNT
DESCRIPTION AND LOCATION OF	IN	DEDUCTING ANY SECURED CLAIM	OF
PROPERTY	PROPERTY	OR EXEMPTION	SECURED CLAIM

In re: Asyst Technologies, Inc.	Case Number: 09-43246
Debtor	(if known)
UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
SCHEDULE B — PERSONAL PROPERTY
Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories place an “X” in the appropriate position in the column labeled “None”. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only on Schedule C — Property Claimed as Exempt.
Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G — Executory Contracts and Unexpired Leases.
If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of Property”. If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

NET BOOK VALUE OF DEBTOR’S INTEREST IN
		DESCRIPTION AND LOCATION OF	PROPERTY, WITHOUT DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	PROPERTY	CLAIM OR EXEMPTION
1. Cash on hand.		See Attached Schedule Exhibit B-1	$142

2. Checking, savings or other financial accounts, certificates of deposit, or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.		See Attached Schedule Exhibit B-2	$3,125,583

3. Security deposits with public utilities, telephone companies, landlords, and others.		See Attached Schedule Exhibit B-3	$108,136

4. Household goods and furnishings, including audio, video, and computer equipment.	X

5. Books; pictures and other art objects; antiques; stamps, coin, record, tape, compact disc, and other collections or collectibles.	X

6. Wearing apparel.	X

7. Furs and jewelry.	X

8. Firearms and sports, photographic, and other hobby equipment.	X

9. Interests in insurance policies. Name insurance company of policy and itemize surrender or refund value of each.	X

10. Annuities. Itemize and name each issuer.	X

1

In re: Asyst Technologies, Inc.	Case Number: 09-43246
Debtor	(if known)
UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
SCHEDULE B — PERSONAL PROPERTY
Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories place an “X” in the appropriate position in the column labeled “None”. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only on Schedule C — Property Claimed as Exempt.
Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G — Executory Contracts and Unexpired Leases.
If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of Property”. If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

NET BOOK VALUE OF DEBTOR’S INTEREST IN
		DESCRIPTION AND LOCATION OF	PROPERTY, WITHOUT DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	PROPERTY	CLAIM OR EXEMPTION
11. Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(1). Give particulars. (File separately the record(s) of any such interest(s). 11 U.S.C. § 521(c).)
X

12. Interests in IRA, ERISA, Keogh, or other pension or profit sharing plants.	X

13. Stock and interests in incorporated and unincorporated business. Itemize.		See Attached Schedule Exhibit B-13	Undetermined

14. Interests in partnerships or joint ventures. Itemize.		See Attached Schedule Exhibit B-14	Undetermined

15. Government and corporate bonds and other negotiable and non-negotiable instruments.	X

16. Accounts receivable.		See Attached Schedule Exhibit B-16	$2,986,243

17. Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X

18. Other liquidated debts owing debtor including tax refunds. Give particulars.	X

19. Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A — Real Property.	X

20. Contingent and non-contingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.	X

2

In re: Asyst Technologies, Inc.	Case Number: 09-43246
Debtor	(if known)
UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
SCHEDULE B — PERSONAL PROPERTY
Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories place an “X” in the appropriate position in the column labeled “None”. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only on Schedule C — Property Claimed as Exempt.
Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G — Executory Contracts and Unexpired Leases.
If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of Property”. If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

NET BOOK VALUE OF DEBTOR’S INTEREST IN
		DESCRIPTION AND LOCATION OF	PROPERTY, WITHOUT DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	PROPERTY	CLAIM OR EXEMPTION
21. Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.	X

22. Patents, copyrights, and other intellectual property. Give particulars.		See Attached Schedule Exhibit B-22	Undetermined

23. Licenses, franchises, and other general intangibles. Give particulars.	X

24. Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.
X

3

In re: Asyst Technologies, Inc.	Case Number: 09-43246
Debtor	(if known)
UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
SCHEDULE B — PERSONAL PROPERTY
Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories place an “X” in the appropriate position in the column labeled “None”. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only on Schedule C — Property Claimed as Exempt.
Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G — Executory Contracts and Unexpired Leases.
If the property is being held for the debtor by someone else, state that person’s name and address under “Description and Location of Property”. If the property is being held for a minor child, simply state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

			NET BOOK VALUE OF DEBTOR’S INTEREST IN
		DESCRIPTION AND LOCATION OF	PROPERTY, WITHOUT DEDUCTING ANY SECURED
TYPE OF PROPERTY	NONE	PROPERTY	CLAIM OR EXEMPTION
25. Automobiles, trucks, trailers, and other vehicles and accessories.		See Attached Schedule Exhibit B-25	$3,817

26. Boats, motors, and accessories.	X

27. Aircraft and accessories.	X

28. Office equipment, furnishings, and supplies.		See Attached Schedule Exhibit B-28	$6,193,090

29. Machinery, fixtures, equipments, and supplies used in business.		See Attached Schedule Exhibit B-29	$2,200,166

30. Inventory		See Attached Schedule Exhibit B-30	$3,476,467

31. Animals	X

32. Crops — growing or harvested. Give particulars	X

33. Farming equipment and implements.	X

34. Farm supplies, chemicals, and feed.	X

35. Other personal property of any kind not already listed. Itemize.		See Attached Schedule Exhibit B-35	$1,782,414

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
SPECIFIC NOTES REGARDING SCHEDULE B
Schedule B-29 — Business Equipment
Certain of the Debtor’s machinery, fixtures, equipment, and supplies used in business are not capitalized in some situations. These assets are not listed herein.
Schedule B-28 — Office Equipment
Certain of the Debtor’s office equipment, furnishings, and supplies are not capitalized in some situations. These assets are not listed herein.
Schedule B-23 Licences, Franchises, etc.
Schedule G also sets forth numerous licensing agreements, which either may be in addition to, or duplicative of, the licenses set forth in this Schedule B-23. The inclusion of any license agreement in both Schedules B and G should not be deemed to be an indication or admission of the existence of multiple agreements. Similarly, the exclusion of any license agreement from either Schedule B or Schedule G should not be deemed determinative of whether the license is an executory contract or simply a grant of property rights. The Debtor expressly reserves the right to recharacterize these agreements, as appropriate, upon further review. The information provided in response to Item B-23 (if any) does not include the Debtor’s business licenses.
Schedules B-13 and B-14 — Partnerships/JV Interests
See Schedule Exhibits B-13 and B-14 for additional businesses the Debtor was a parent of or owned a significant interest in.

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-1
Cash on Hand — Petty Cash

Type of Cash & Location	Net Book Value
PETTY CASH	$142

$142

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-2
Checking, savings, or other financial accounts, CDs, etc.

Bank Name	Address	City, State, Zip	4/20/2009 Bank Balance
COMERICA BANK	226 AIRPORT PARKWAY, SUITE 100	SAN JOSE, CA 95110	$2,011,400
CITIBANK	111 WALL STREET	NEW YORK, NY 10043	$687,163
COMERICA BANK	226 AIRPORT PARKWAY, SUITE 100	SAN JOSE, CA 95110	$426,769
SILICON VALLEY BANK	3003 TASMAN DRIVE	SANTA CLARA, CA 95054	$251
COMERICA BANK	226 AIRPORT PARKWAY, SUITE 100	SAN JOSE, CA 95110	$0
CITIBANK	111 WALL STREET	NEW YORK, NY 10043	$0
SILICON VALLEY BANK SECURITIES	3003 TASMAN DRIVE	SANTA CLARA, CA 95054	$0
CITIGROUP SMITH BARNEY	555 CALIFORNIA ST., 35TH FLOOR	SAN FRANCISCO, CA 94104	$0
CITIBANK	ONE PENN’S WAY	NEW CASTLE, DE 19720	$0
CITIBANK	111 WALL STREET	NEW YORK, NY 10043	$0
CITIBANK	ONE PENN’S WAY	NEW CASTLE, DE 19720	$0
			$3,125,583
Specific Notes
Cash balances presented in Schedule B-2 are as of the petition date, April 20, 2009.

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-3
Security deposits with public utilities, telephone companies, landlords, and others.

Description	Net Book Value
DEPOSIT - 48621 WARM SPRINGS BLVD, FREMONT, CA LEASE	$62,195
DEPOSIT - 48625 WARM SPRINGS, FREMONT, CA LEASE	$20,332
DEPOSIT - 2801 VIA FORTUNA, AUSTIN, TEXAS LEASE	$16,860
DEPOSIT - 48633 WARM SPRINGS, FREMONT, CA LEASE	$6,425
DEPOSIT - 2929 N. CENTRAL EXPRESSWAY, RICHARDSON, TX LEASE	$2,324

$108,136

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-13
Stock and interests in incorporated and unincorporated business.

Entity	Description	Net Book Value
ASYST KOREA LTD.	EQUITY INVESTMENT	Undetermined
ASYST TECHNOLOGIES (FAR EAST) PTE. LTD.	EQUITY INVESTMENT	Undetermined
ASYST TECHNOLOGIES (TAIWAN) LTD.	EQUITY INVESTMENT	Undetermined
ASYST TECHNOLOGIES GMBH	EQUITY INVESTMENT	Undetermined
ASYST TECHNOLOGIES JAPAN HOLDINGS CO., INC.	EQUITY INVESTMENT	Undetermined
ASYST TECHNOLOGIES JAPAN, INC.	EQUITY INVESTMENT	Undetermined
ASYST TECHNOLOGIES MALAYSIA SDN. BHD.	EQUITY INVESTMENT	Undetermined
SMIF EQUIPMENT EQUIPMENT TIANJIN CO. LTD.	EQUITY INVESTMENT	Undetermined

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-14
Interests in partnerships or joint ventures.
Entity
JOINT VENTURE FOR EMANUFACTURING SECURITY FRAMEWORK TO IMPROVE SEMICONDUCTOR MFG. PRODUCTIVITY WITH SEMI, NA; ILS TECHNOLOGIES; ADVANCED MICRO DEVICES; OCEANA SENSOR TECHNOLOGIES; DOMAINLOGIX
JOINT VENTURE TO DEVELOP PRODUCTS WITH UCIC AND R. FOULKE DEVELOPMENT COMPANY, LLC
JOINT VENTURE WITH ISMI, A WHOLLY OWNED SUBSIDIARY OF SEMATECH, INC.

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-16
Accounts receivable.

Description	Net Book Value
ACCOUNTS RECEIVABLE — TRADE	$2,756,177
OTHER RECEIVABLES — FLEXTRONICS	$212,848
LOANS RECEIVABLE — OFFICERS	$17,817
ACCOUNTS RECEIVABLE — OTHER	$(600)
$2,986,243

1

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT		CN01803318.0
PATENT	[NO TITLE/DESCRIPTION PROVIDED]	162851
PATENT	[NO TITLE/DESCRIPTION PROVIDED]	203590
PATENT	[NO TITLE/DESCRIPTION PROVIDED]	187495
PATENT	[NO TITLE/DESCRIPTION PROVIDED]	65962
PATENT	[NO TITLE/DESCRIPTION PROVIDED]	44615
PATENT	[NO TITLE/DESCRIPTION PROVIDED]	197315
PATENT	[THIS PATENT IS CROSS LISTED UNDER APPLICATION NO. CN 1543663A (ABOVE)]	CN02816096.7
PATENT	[THIS PATENT IS CROSS LISTED UNDER Z00816521.1 (ABOVE)]	CN00816521.1
PATENT	[THIS PATENT IS CROSS LISTED UNDER ZL 00801556.2 (ABOVE)]	CN00801556.2
PATENT	[THIS PATENT IS CROSS LISTED UNDER ZL 99815720.1]	CN99815720.1
PATENT	[THIS PATENT IS CROSS LISTED UNDER ZL00803652.7 (ABOVE)]	CN00803652.7
PATENT	[THIS PATENT IS CROSS LISTED UNDER ZL00809546.9 (ABOVE)]	CN00809546.9
PATENT	[THIS PATENT IS CROSS LISTED UNDER ZL99815721.X (ABOVE)]	CN99815721.X
PATENT	[THIS PATENT IS CROSS LISTED UNDER ZL99815727.9 (ABOVE)]	CN99815727.9
PATENT	A PROGRAMMABLE SUBSTRATE SUPPORT FOR A SUBSTRATE POSITIONING SYSTEM	6,077,026
PATENT	A WORK PIECE TRANSFER ROBOT, AN END EFFECTOR AND A METHOD FOR PROCESSING WORK PIECE	233972
PATENT	ACR AUTOMATION IN CLEANROOM GMBH	P4332657
PATENT	ACR CLEANROOM	G9321267.4
PATENT	ACTIVE EDGE GRIP REST PAD	7,290,813
PATENT	ACTIVE EDGE GRIP REST PAD	7290813
PATENT	ACTIVE EDGE GRIPPER	7,300,082
PATENT	ADAPTER FOR SMIF PORT INTERFACE	5,653,565
PATENT	ALIGNER FOR A SUBSTRATE CARRIER	PCT/*S98/18879 (ABANDONED)

1

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	ALIGNER FOR A SUBSTRATED CARRIER	5,853,214
PATENT	AN INTERFACE FOR TRANSFERRING CASSETTES	ZL00809546.9
PATENT	APPARATUS AND METHOD FOR WEB-BASED TOOL MANAGEMENT	190685
PATENT	APPARATUS AND METHODS FOR VIEWING IDENTIFICATION MARKS ON SEMICONDUCTOR WAFERS	3717514, 518665/1995
PATENT	APPARATUS AND METHODS FOR VIEWING IDENTIFICATION MARKS ON SEMICONDUCTOR WAFERS	5,831,738
PATENT	APPARATUS AND METHODS FOR VIEWING IDENTIFICATION MARKS ON SEMICONDUCTOR WAFERS	3,717,514
PATENT	APPARATUS AND METHODS FOR VIEWING IDENTIFICATION MARKS ON SEMICONDUCTOR WAFERS	331514
PATENT	APPARATUS FOR ALIGNING CIRCULAR OBJECTS	4,765,793
PATENT	APPARATUS FOR HANDLING SENSITIVE MATERIAL SUCH AS SEMICONDUCTOR WAFERS	4,746,256
PATENT	APPARATUS FOR PROCESSING OF WORKPIECES	10-0570357
PATENT	APPARATUS FOR TRANSPORTING A HOLDER BETWEEN A PORT OPENING OF A STANDARDIZE MECHANICAL INTERFACE SYSTEM AND A LOADING AND UNLOADING STATION	4,859,137
PATENT	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	7,403,984
PATENT	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	2002-01132-8
PATENT	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	021610BE/2006
PATENT	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	1299780
PATENT	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	1299780
PATENT	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	60115240.9-08
PATENT	AUTOMATION IN CLEANROOM	P4332657A1
PATENT	BAR CODE REMOTE RECOGNITION SYSTEM FOR PROCESS CARRIERS OF WAFER DISKS	382797 (ABANDONED)
PATENT	BAR CODE REMOTE RECOGNITION SYSTEM FOR PROCESS CARRIERS OF WAFER DISKS	4,833,306
PATENT	BAR CODE REMOTE RECOGNITION SYSTEM FOR PROCESS CARRIERS OF WAFER DISKS	68926782.7-08 (ABANDONED)
PATENT	BAR CODE REMOTE RECOGNITION SYSTEM FOR PROCESS CARRIERS OF WAFER DISKS	382797 (ABANDONED)
PATENT	BAR CODE REMOTE RECOGNITION SYSTEM FOR PROCESS CARRIERS OF WAFER DISKS	382797 (ABANDONED)

2

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	BAR CODE REMOTE RECOGNITION SYSTEM FOR PROCESS CARRIERS OF WAFER DISKS	38277 (ABANDONED)
PATENT	BAR CODE REMOTE RECOGNITION SYSTEM FOR PROCESS CARRIERS OF WAFER DISKS	1314986 (ABANDONED)
PATENT	BAR CODE REMOTE RECOGNITION SYSTEM FOR PROCESS CARRIERS OF WAFER DISKS	382797 (ABANDONED)
PATENT	BAR CODE REMOTE RECOGNITION SYSTEM FOR PROCESS CARRIERS OF WAFER DISKS	74560 (ABANDONED)
PATENT	CASSETTE BUFFERING WITHIN A MINIENVIRONMENT	6,612,797
PATENT	CASSETTE BUFFERING WITHIN A MINIENVIRONMENT	932361.9 (ABANDONED)
PATENT	CASSETTE BUFFERING WITHIN A MINIENVIRONMENT	181712
PATENT	CASSETTE BUFFERING WITHIN A MINIENVIRONMENT	7014757/2001
PATENT	CLEAN METHOD AND APPARATUS FOR VACUUM HOLDING OF SUBSTRATES	I270149
PATENT	CLEAN METHOD AND APPARATUS FOR VACUUM HOLDING OF SUBSTRATES	PCT/US02/21828
PATENT	CLEAN METHOD AND APPARATUS FOR VACUUM HOLDING OF SUBSTRATES	6,592,679
PATENT	CLEAN METHOD FOR VACUUM HOLDING OF SUBSTRATES	6,592,679B2
PATENT	CLUTCHING FEATURE FOR ADJUSTING DEVICE	6,527,427
PATENT	CONTAINER WITH LATCH MECHANISM THAT IS ABLE TO BE SEALED AND IS TRANSPORTABLE	2960540
PATENT	CONTROL SYSTEM FOR TRANSFER AND BUFFERING	203796
PATENT	CYLINDRICAL LOADLOCK CHAMBER WITH INTEGRAL PORT	5,586,585
PATENT	DEVICES AND METHODS FOR READING IDENTIFICATION MARKS ON SEMICONDUCTOR WAFERS	3245155
PATENT	DEVICES AND METHODS FOR READING IDENTIFICATION MARKS ON SEMICONDUCTOR WAFERS	5,386,481
PATENT	DEVICES AND METHODS FOR READING IDENTIFICATION MARKS ON SEMICONDUCTOR WAFERS	207045 (ABANDONED)
PATENT	DIRECT TOOL LOADING	7,410,340
PATENT	DIRECT TOOL LOADING	7,445,415
PATENT	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT	6,240,335
PATENT	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT	99966241.4
PATENT	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT	NI-140337

3

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT	2354624 (ABANDONED)
PATENT	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT	437926
PATENT	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT	99816051.2
PATENT	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT SYSTEM	ZL 99816051.2
PATENT	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT SYSTEM	6,240,335B1
PATENT	DISTRIBUTED CONTROL SYSTEM ARTHITECTURE AND METHOD FOR A MATERIAL TRANSPORT SYSTEM	6,853,876B2
PATENT	DOCKING AND ENVIRONMENTAL PURGING SYSTEM FOR INTEGRATED CIRCUIT WAFER TRANSPORT	5,674,123
PATENT	DOCKING AND ENVIRONMENTAL PURGING SYSTEM FOR INTEGRATED CIRCUIT WAFER TRANSPORT	6,120,371
PATENT	DOCKING AND ENVIRONMENTAL PURGING SYSTEM FOR INTEGRATED CIRCUIT WAFER TRANSPORT	5,848,933
PATENT	DOCKING AND ENVIRONMENTAL PURGING SYSTEM FOR INTEGRATED CIRCUIT WAFER TRANSPORT	281942
PATENT	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	6,591,960
PATENT	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	34741-902
PATENT	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	34741-903
PATENT	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	6,729,462
PATENT	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	34741-901
PATENT	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	NI-168423
PATENT	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	1818061.2
PATENT	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	6,591,960B2
PATENT	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	34741-900
PATENT	ERGONOMIC, VARIABLE SIZE, BOTTOM OPENING SYSTEM COMPATIBLE WITH A VERTICAL INTERFACE	NI-131590
PATENT	ERGONOMIC, VARIABLE SIZE, BOTTOM OPENING SYSTEM COMPATIBLE WITH A VERTICAL INTERFACE	99933900.5 (ABANDONED)
PATENT	ERGONOMIC, VARIABLE SIZE, BOTTOM OPENING SYSTEM COMPATIBLE WITH A VERTICAL INTERFACE	7000570/2001
PATENT	ERGONOMIC, VARIABLE SIZE, BOTTOM OPENING SYSTEM COMPATIBLE WITH A VERTICAL INTERFACE	2101411.7 (ABANDONED)
PATENT	ERGONOMIC, VARIABLE SIZE, BOTTOM OPENING SYSTEM COMPATIBLE WITH A VERTICAL INTERFACE	6,220,808

4

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	EVACUATION-DRIVEN SMIF POD PURGE SYSTEM	5,988,233
PATENT	EVACUATION-DRIVEN SMIF POD PURGE SYSTEM	5,988,233
PATENT	EVACUATION-DRIVEN SMIF POD PURGE SYSTEM	1104614.7 (ABANDONED)
PATENT	EVACUATION-DRIVEN SMIF POD PURGE SYSTEM	99914037.9 (ABANDONED)
PATENT	EVACUATION-DRIVEN SMIF POD PURGE SYSTEM	7010687/2000
PATENT	FILTER CARTRIDGE ASSEMBLY FOR A GAS PURGING SYSTEM	PCT/US99/16649 (ABANDONED)
PATENT	FILTER CARTRIDGE ASSEMBLY FOR A GAS PURGING SYSTEM	6,187,182 B1
PATENT	FIMS INTERFACE WITHOUT ALIGMENT PINS	HK1039104
PATENT	FIMS INTERFACE WITHOUT ALIGMENT PINS	6,419,438B1
PATENT	FIMS INTERFACE WITHOUT ALIGNMENT PINS	6,419,438
PATENT	FIMS INTERFACE WITHOUT ALIGNMENT PINS	PCT/US01/43760
PATENT	FIMS INTERFACE WITHOUT ALIGNMENT PINS	167227
PATENT	FIMS INTERFACE WITHOUT ALIGNMENT PINS	1819707.8
PATENT	HUMAN GUIDED MOBILE LOADER STOCKER	5,570,990
PATENT	HUMIDIFIER FOR CONTROL OF SEMI-CONDUCTOR MANUFACTURING ENVIRONMENTS	5,815,637
PATENT	IN/OUT LOAD PORT TRANSFER MECHANISM	6,435,330B1
PATENT	IN/OUT LOAD PORT TRANSFER MECHANISM	2355135 (ABANDONED)
PATENT	IN/OUT LOAD PORT TRANSFER MECHANISM	6,435,330
PATENT	IN/OUT LOAD PORT TRANSFER MECHANISM	165258
PATENT	IN/OUT LOAD PORT TRANSFER MECHANISM	ZL99815721.X
PATENT	IN/OUT LOAD PORT TRANSFER MECHANISM	2001-7007675 (ABANDONED)
PATENT	IN/OUT LOAD PORT TRANSFER MECHANISM	ZL 99815721.X
PATENT	INTEGRATED INTRABAY BUFFER, DELIVERY, AND STOCKER SYSTEM	1028905
PATENT	INTEGRATED INTRABAY BUFFER, DELIVERY, AND STOCKER SYSTEM	7009416/1999

5

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	INTEGRATED INTRABAY BUFFER, DELIVERY, AND STOCKER SYSTEM	1028905
PATENT	INTEGRATED INTRABAY BUFFER, DELIVERY, AND STOCKER SYSTEM	5,980,183
PATENT	INTEGRATED INTRABAY BUFFER, DELIVERY, AND STOCKER SYSTEM	608,391
PATENT	INTEGRATED INTRABAY BUFFER, DELIVERY, AND STOCKER SYSTEM	98912061.3 (ABANDONED)
PATENT	INTEGRATED INTRABAY BUFFER, DELIVERY, AND STOCKER SYSTEM	1028905
PATENT	INTEGRATED INTRABAY TRANSFER, STORAGE AND DELIVERY SYSTEM	ZL 99815727.9
PATENT	INTEGRATED INTRABAY TRANSFER, STORAGE AND DELIVERY SYSTEM	6,468,021B1
PATENT	INTEGRATED INTRA-BAY TRANSFER, STORAGE AND DELIVERY SYSTEM	2355093 (ABANDONED)
PATENT	INTEGRATED INTRA-BAY TRANSFER, STORAGE AND DELIVERY SYSTEM	2001-7007674 (ABANDONED)
PATENT	INTEGRATED INTRA-BAY TRANSFER, STORAGE AND DELIVERY SYSTEM	ZL99815727.9
PATENT	INTEGRATED INTRA-BAY TRANSFER, STORAGE AND DELIVERY SYSTEM	6,468,021
PATENT	INTEGRATED INTRA-BAY TRANSFER, STORAGE AND DELIVERY SYSTEM	137763
PATENT	INTEGRATED LOAD PORT-CONVEYOR TRANFER SYSTEM	6,481,558B1
PATENT	INTEGRATED LOAD PORT-CONVEYOR TRANSFER SYSTEM	2355183 (ABANDONED)
PATENT	INTEGRATED LOAD PORT-CONVEYOR TRANSFER SYSTEM	2001-7007697 (ABANDONED)
PATENT	INTEGRATED LOAD PORT-CONVEYOR TRANSFER SYSTEM	ZL 99815720.1
PATENT	INTEGRATED LOAD PORT-CONVEYOR TRANSFER SYSTEM	ZL 99815720.1
PATENT	INTEGRATED LOAD PORT-CONVEYOR TRANSFER SYSTEM	2000-589423
PATENT	INTEGRATED LOAD PORT-CONVEYOR TRANSFER SYSTEM	6,481,558
PATENT	INTEGRATED ROLLER TRANSPORT AND ASYNCHRONOUS CONVEYOR	6,494,308
PATENT	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	6,223,886B1
PATENT	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	140195
PATENT	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	99807745.3
PATENT	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	2335054 (ABANDONED)

6

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	6,494,308B2
PATENT	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	ZL99807745.3
PATENT	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	NI-131658
PATENT	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	99930726.7 (ABANDONED)
PATENT	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	6,223,886
PATENT	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	77957 (ABANDONED)
PATENT	INTEGRATED SYSTEM FOR TOOL FRONT END WAFER HANDLING	NI-202812
PATENT	INTEGRATED TRANSPORT CARRIER AND CONVEYOR SYSTEM	6,533,101
PATENT	INTEGRATED TRANSPORT CARRIER AND CONVEYOR SYSTEM	6,533,101B2
PATENT	INTELLIGENT MINIENVIRONMENT	99912462.1 (ABANDONED)
PATENT	INTELLIGENT MINIENVIRONMENT	6,473,668B2
PATENT	INTELLIGENT MINIENVIRONMENT	7010251/2000
PATENT	INTELLIGENT MINIENVIRONMENT	6,473,668
PATENT	INTELLIGENT MINIENVIRONMENT	1104531.7 (ABANDONED)
PATENT	INTELLIGENT MINIENVIRONMENT	NI-128569
PATENT	INTELLIGENT SYSTEM FOR PROCESSING AND STORING ARTICLES	5,166,884
PATENT	INTELLIGENT WAFER CARRIER	5,097,421
PATENT	INTELLIGENT WAFER CARRIER	1978632
PATENT	INTELLIGENT WAFER CARRIER (COMPUTER AIDED DISCRETE TRAVELER SYSTEM FOR INTEGRATED CONTROL)	2664725
PATENT	INTELLIGENT WAFER CARRIER (COMPUTER AIDED DISCRETE TRAVELER SYSTEM FOR INTEGRATED CONTROL)	EP0292236
PATENT	INTELLIGENT WAFER CARRIER (COMPUTER AIDED DISCRETE TRAVELER SYSTEM FOR INTEGRATED CONTROL)	9791466-7
PATENT	INTELLIGENT WAFER CARRIER (COMPUTER AIDED DISCRETE TRAVELER SYSTEM FOR INTEGRATED CONTROL)	292236

7

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	INTELLIGENT WAFER CARRIER (COMPUTER AIDED DISCRETE TRAVELER SYSTEM FOR INTEGRATED CONTROL)	EP0292236
PATENT	KINEMATIC COUPLING COMPATIBLE, PASSIVE INTERFACE SEAL	6,164,664
PATENT	LOAD PORT OPENER	6,082,949
PATENT	LONG ARM MANIPULATOR OFR STANDARD MECHANICAL INTERFACE	4,676,709
PATENT	MANIPULATOR APPARATUS WITH LINEAR DRIVE FOR SEALED STANDARD MECHANICAL INTERFACE APPARATUS	2593185
PATENT	MANIPULATOR FOR STANDARD MECHANICAL INTERFACE	4,802,809
PATENT	MANIPULATOR FOR STANDARD MECHANICAL INTERFACE	2108305
PATENT	MANIPULATOR FOR STANDARD MECHANICAL INTERFACE APPARATUS	P3686943.0-08 (ABANDONED)
PATENT	METHOD AND APPARATUS FOR AUTOMATING A MICROELECTRIC MANUFACTURING PROCESS	6,810,294B2
PATENT	METHOD AND APPARATUS FOR AUTOMATING A MICROELECTRIC MANUFACTURING PROCESS	6,470,227B1
PATENT	METHOD AND APPARATUS FOR AUTOMATING A MICROELECTRONIC MANUFACTURING PROCESS	6,470,227
PATENT	METHOD AND APPARATUS FOR DRY CLEANING CLEAN ROOM CONTAINERS	5,846,338
PATENT	METHOD AND APPARATUS FOR IN-CASSETTE WAFER CENTER DETERMINATION	6,298,280
PATENT	METHOD AND APPARATUS FOR MONITORING THE LOCATION OF WAFER DISKS	4,827,110
PATENT	METHOD AND APPARATUS FOR TRANSFERRING ARTICLES BETWEEN TWO CONTROLLED ENVIRONMENTS	5,547,328
PATENT	METHOD AND APPARATUS FOR TRANSFERRING ARTICLES BETWEEN TWO CONTROLLED ENVIRONMENTS	5,370,491
PATENT	METHOD AND APPARATUS FOR TRANSFERRING ARTICLES BETWEEN TWO CONTROLLED ENVIRONMENTS	5,169,272
PATENT	METHOD AND APPARATUS FOR TRANSFERRING ARTICLES BETWEEN TWO CONTROLLED ENVIRONMENTS	556193
PATENT	METHOD AND APPARATUS FOR TRANSFERRING ARTICLES BETWEEN TWO CONTROLLED ENVIRONMENTS	3576162
PATENT	METHOD AND APPARATUS FOR VERTICAL TRANSFER OF A SEMICONDUCTOR WAFER CASSETTE	96/11500 (ABANDONED)
PATENT	METHOD AND APPARATUS FOR VERTICAL TRANSFER OF A SEMICONDUCTOR WAFER CASSETTE	5,788,458
PATENT	METHOD AND APPARATUS FOR VERTICAL TRANSFER OF A SEMICONDUCTOR WAFER CASSETTE	5,931,631

8

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	METHOD AND APPARATUS FOR VERTICAL TRANSFER OF A SEMICONDUCTOR WAFER CASSETTE	5,931,631
PATENT	METHOD AND SYSTEM FOR IMPROVED PER-PIXEL SHADING IN A COMPUTER GRAPHICS SYSTEM	6,614,431
PATENT	METHOD FOR IN-CASSETTE WAFER CENTER DETERMINATION	6,298,280B1
PATENT	METHOD FOR SUPPLYING WAFERS TO AN IC MANUFACTURING PROCESS	6,086,323
PATENT	METHOD FOR TRANSPORTING SILICON WAFERS	5,102,291
PATENT	MODULAR SORTER	6,520,727
PATENT	MODULAR SORTER	7013756/2002
PATENT	MODULAR SORTER	34741-823
PATENT	MODULAR SORTER	6,520,727B1
PATENT	MODULAR SORTER	34741-824
PATENT	MODULAR SORTER	3103502.2 (ABANDONED)
PATENT	MODULAR SORTER	18033181
PATENT	MODULAR SORTER	NI-202322
PATENT	MODULAR SORTER	34741-822
PATENT	MODULAR SORTER	34741-825
PATENT	MODULAR SORTER	562542
PATENT	MOLECULAR CONTAMINATION CONTROL SYSTEM	97940617
PATENT	MOLECULAR CONTAMINATION CONTROL SYSTEM	478550
PATENT	MOLECULAR CONTAMINATION CONTROL SYSTEM	10-1999-7002146
PATENT	MOLECULAR CONTAMINATION CONTROL SYSTEM	64193 (ABANDONED)
PATENT	MOLECULAR CONTAMINATION CONTROL SYSTEM	5,879,458
PATENT	OBJECT HANDLING APPARATUS	4,699,556
PATENT	OPENING SYSTEM COMPATIBLE WITH A VERTICAL INTERFACE	616125
PATENT	PARTICLE -FREE STORAGE FOR ARTICLES	5,059,079

9

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	PASSIVELY ACTIVATED VALVE FOR CARRIER PURGING	1154929
PATENT	PASSIVELY ACTIVATED VALVE FOR CARRIER PURGING	7006887/2001
PATENT	PASSIVELY ACTIVATED VALVE FOR CARRIER PURGING	NI-138393
PATENT	PASSIVELY ACTIVATED VALVE FOR CARRIER PURGING	P69929714.1
PATENT	PASSIVELY ACTIVATED VALVE FOR CARRIER PURGING	99815317.6
PATENT	PASSIVELY ACTIVATED VALVE FOR CARRIER PURGING	6,056,026
PATENT	POD DOOR ALIGNMENT DEVICE	6,430,877B1
PATENT	POD DOOR ALIGNMENT DEVICE	6,430,877
PATENT	POD DOOR TO PORT DOOR RETENTION AND EVACUATION SYSTEM	6,261,044B1
PATENT	POD DOOR TO PORT DOOR RETENTION SYSTEM	7000511/2001
PATENT	POD DOOR TO PORT DOOR RETENTION SYSTEM	1105605
PATENT	POD DOOR TO PORT DOOR RETENTION SYSTEM	NI-133053
PATENT	POD DOOR TO PORT DOOR RETENTION SYSTEM	6,502,869
PATENT	POD DOOR TO PORT DOOR RETENTION SYSTEM	6,502,869B1
PATENT	POD DOOR TO PORT DOOR RETENTION SYSTEM	615102
PATENT	POD DOOR TO PORT DOOR RETENTION SYSTEM	39180
PATENT	POD DOOR TO PORT DOOR RETENTION SYSTEM	1105605
PATENT	POD DOOR TO PORT DOOR RETENTION SYSTEM	1108678.1 (ABANDONED)
PATENT	POD LOADER INTERFACE	5,984,610
PATENT	POD LOADER INTERFACE END EFFECTORS	6,592,317B1
PATENT	POD LOADER INTERFACE END EFFECTORS	6,592,317
PATENT	POD TO PORT DOOR RETENTION AND EVACUATION SYSTEM	7001603/2001
PATENT	POD TO PORT DOOR RETENTION AND EVACUATION SYSTEM	99940889.1 (ABANDONED)
PATENT	POD TO PORT DOOR RETENTION AND EVACUATION SYSTEM	6,261,044

10

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	POD TO PORT DOOR RETENTION AND EVACUATION SYSTEM	3749176, 2000-563553
PATENT	POD TO PORT DOOR RETENTION AND EVACUATION SYSTEM	2100416.4 (ABANDONED)
PATENT	PORT DOOR REMOVAL AND WAFER HANDLING ROBOTIC SYSTEM	6,704,998
PATENT	PORT DOOR REMOVAL AND WAFER HANDLING ROBOTIC SYSTEM	98962091 (ABANDONED)
PATENT	PORT DOOR REMOVAL AND WAFER HANDLING ROBOTIC SYSTEM	7007095/2000
PATENT	PORT DOOR RETENTION AND EVACUATION SYSTEM	575549
PATENT	PRE ALIGNER	7042568
PATENT	PROCESSING SYSTEMS WITH INTELLIGENT ARTICLE TRACKING	EP0507773
PATENT	PROCESSING SYSTEMS WITH INTELLIGENT ARTICLE TRACKING	3636669
PATENT	PROCESSING SYSTEMS WITH INTELLIGENT ARTICLE TRACKING	507773
PATENT	PROCESSING SYSTEMS WITH INTELLIGENT ARTICLE TRACKING	46869
PATENT	PROCESSING SYSTEMS WITH INTELLIGENT ARTICLE TRACKING	4,974,166
PATENT	PROCESSING SYSTEMS WITH INTELLIGENT ARTICLE TRACKING	3197273
PATENT	PROCESSING SYSTEMS WITH INTELLIGENT ARTICLE TRACKING	NI-46869
PATENT	PROCESSING SYSTEMS WITH INTELLIGENT ARTICLE TRACKING	178359 (ABANDONED)
PATENT	RETICLE MANAGEMENT SYSTEM	189936
PATENT	RETICLE TRANSFER SYSTEM	6,364,595
PATENT	ROTATED, ORTHOGONAL LOAD COMPATIBLE FRONT-OPENING INTERFACE	5,944,475
PATENT	SEALABLE TRANSPORTABLE CONTAINER ADAPTED FOR HORIZONTAL LOADING AND UNLOADING	5,895,191
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	292236 (ABANDONED)
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	313693
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	2608565
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	313693 (ABANDONED)
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	9791464-2 (ABANDONED)

11

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	292236 (ABANDONED)
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	3789058
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	9791464-2
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	4,724,874
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	3880368 (ABANDONED)
PATENT	SEALABLE TRANSPORTABLE CONTAINER HAVING A PARTICLE FILTERING SYSTEM	292236 (ABANDONED)
PATENT	SEALED STANDARD INTERFACE APPARATUS	P3573367 (ABANDONED)
PATENT	SEALED STANDARD INTERFACE APPARATUS	EPO191805 (ABANDONED)
PATENT	SEALED STANDARD INTERFACE APPARATUS	178359 (ABANDONED)
PATENT	SEALED STANDARD INTERFACE APPARATUS	4,674,939
PATENT	SEALED STANDARD INTERFACE APPARATUS	4,674,939
PATENT	SELF TEACHING ROBOT	6,591,160B2
PATENT	SELF TEACHING ROBOT	PCT/US01/44393 (ABANDONED)
PATENT	SELF TEACHING ROBOT	NI-165433
PATENT	SELF TEACHING ROBOT	4163950
PATENT	SELF TEACHING ROBOT	6,591,160
PATENT	SEMICONDUCTOR MATERIAL HANDLING SYSTEM	7217076
PATENT	SEMICONDUCTOR MATERIAL HANDLING SYSTEM	7003085/2004
PATENT	SHORT ARM MANIPULATOR FOR STANDARD MECHANICAL INTERFACE APPARATUS	238541
PATENT	SHORT ARM MANIPULATOR FOR STANDARD MECHANICAL INTERFACE APPARATUS	4,674,936
PATENT	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	1816308.4
PATENT	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	6,591,162
PATENT	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	34741-893

12

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	34741-890
PATENT	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	34741-891
PATENT	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	6,591,162B1
PATENT	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	7002262/2003
PATENT	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	182818
PATENT	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	ZL01816308.4
PATENT	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	34741-892
PATENT	SMIF COMPATIBLE OPEN CASSETTE ENCLOSURE	6,318,953B1
PATENT	SMIF LOAD PORT INTERFACE INCLUDING SMART PORT	PCT/US02/21968
PATENT	SMIF LOAD PORT INTERFACE INCLUDING SMART PORT	CN 1543663A
PATENT	SMIF LOAD PORT INTERFACE INCLUDING SMART PORT	184374
PATENT	SMIF LOAD PORT INTERFACE INCLUDING SMART PORT	6,530,736
PATENT	SMIF LOAD PORT INTERFACE INCLUDING SMART PORT DOOR	6,530,736B2
PATENT	SMIF POD STORAGE DELIVERY SYSTEM	4208411
PATENT	SMIF POD STORAGE, DELIVERY AND RETRIEVAL SYSTEM	1100987.4 (ABANDONED)
PATENT	SMIF POD STORAGE, DELIVERY AND RETRIEVAL SYSTEM	6,579,052
PATENT	SMIF POD STORAGE, DELIVERY AND RETRIEVAL SYSTEM	6,759,052B1
PATENT	SMIF POD STORAGE, DELIVERY AND RETRIEVAL SYSTEM	9033313.3 (ABANDONED)
PATENT	SMIF-COMPATIBLE OPEN CASSETTE ENCLOSURE	2105397.6 (ABANDONED)
PATENT	SMIF-COMPATIBLE OPEN CASSETTE ENCLOSURE	7000489/2002 (ABANDONED)
PATENT	SMIF-COMPATIBLE OPEN CASSETTE ENCLOSURE	176878 (SAME AS 1171767)
PATENT	SMIF-COMPATIBLE OPEN CASSETTE ENCLOSURE	NI-149407

13

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	SMIF-COMPATIBLE OPEN CASSETTE ENCLOSURE	6,318,953
PATENT	SMIF-COMPATIBLE OPEN CASSETTE ENCLOSURE [NOTE: MAY BE THE SAME PATENT AS ABOVE WITH DIFFERENT NUMBER]	CN00810160.4
PATENT	SMMIF POD DOOR AND PORT DOOR REMOVAL AND RETURN SYSTEM	10-0571589
PATENT	STAGE ASSEMBLY FOR A SUBSTRATE PROCESSING SYSTEM	5,664,926
PATENT	SUBSTRATE HOUSING AND DOCKING SYSTEM	3247991
PATENT	SUBSTRATE HOUSING AND DOCKING SYSTEM	330466
PATENT	SUBSTRATE HOUSING AND DOCKING SYSTEM	5,785,186
PATENT	SUBSTRATE HOUSING AND DOCKING SYSTEM	5,834,915
PATENT	SUBSTRATE SUPPORT APPARATUS FOR A SUBSTRATE HOUSING	19781572
PATENT	SURFACE ANALYSIS SYSTEM AND METHOD	2661913
PATENT	SURFACE ANALYSIS SYSTEM AND METHOD	3714305
PATENT	SURFACE ANALYSIS SYSTEM AND METHOD	371 14305 (ABANDONED)
PATENT	SURFACE ANALYSIS SYSTEM AND METHOD	4,893,932
PATENT	SURFACE DEFECT INSPECTION SYSTEM AND METHOD	5,493,123
PATENT	SYSTEM AND METHOD FOR CASCADE CONTROL OF TEMPERATURE AND HUMIDITY FOR SEMI- CONDUCTOR MANUFACTURING ENVIRONMENTS	6,168,085
PATENT	SYSTEM FOR INSTALLATION, MAINTENANCE AND REMOVAL OF MINIENVIRONMENT COMPONENTS	6,709,225 B1
PATENT	SYSTEM FOR PARALLEL PROCESSING OF WORKPIECES	1924934.1 (ABANDONED)
PATENT	SYSTEM FOR PARALLEL PROCESSING OF WORKPIECES	1803302.4
PATENT	SYSTEM FOR PARALLEL PROCESSING OF WORKPIECES	6,326,755
PATENT	SYSTEM FOR PARALLEL PROCESSING OF WORKPIECES	NI-166225
PATENT	SYSTEM FOR PARALLEL PROCESSING OF WORKPIECES	7013757/2002
PATENT	SYSTEM FOR PARALLEL PROCESSING OF WORKPIECES	6326755B1
PATENT	SYSTEM FOR PURGING A CARRIER WITH A GAS SOURCE AND FOR TRANSFERRING AND SUPPORTING A CARRIER	ZL99815317.6

14

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	SYSTEM FOR SAFEGUARDING INTEGRATED INTRABAY POD DELIVERY AND STORAGE SYSTEM	PCT/US02/03909
PATENT	SYSTEM FOR SAFEGUARDING INTEGRATED INTRABAY POD DELIVERY AND STORAGE SYSTEM	I239066
PATENT	SYSTEM FOR SAFEGUARDING INTEGRATED INTRABAY POD DELIVERY AND STORAGE SYSTEM	6,677,690
PATENT	TILT AND GO LOAD PORT INTERFACE ALIGNMENT SYSTEMS	7002235/2000
PATENT	TILT AND GO LOAD PORT INTERFACE ALIGNMENT SYSTEMS	DE19882665.6 (ABANDONED)
PATENT	TILT AND GO LOAD PORT INTERFACE ALIGNMENT SYSTEMS	6,138,721
PATENT	TIMING SIGNAL GENERATOR	4,700,321
PATENT	TRANSPORT APPARATUS FOR SEMICONDUCTOR WAFERS	5,803,979
PATENT	TRANSPORT MECHANISM	4,749,330
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIER AND DIRECTORS	ZL 801556.2
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIER AND DIRECTORS	6,308,818B1
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIER AND DIRECTORS	1124745
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIER AND DIRECTORS	3749176
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIERS AND DIRECTOR	2339813 (ABANDONED)
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIERS AND DIRECTOR	6,308,818
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIERS AND DIRECTOR	79848 (ABANDONED)
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIERS AND DIRECTOR	HK1039104 (ABANDONED)
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIERS AND DIRECTOR	NI-151812
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIERS AND DIRECTOR	443597
PATENT	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIERS AND DIRECTOR	141386
PATENT	ULTRA LOW CONTACT AREA END EFFECTOR	7055875
PATENT	ULTRA LOW CONTACT AREA END EFFECTOR	7,055,875B2
PATENT	ULTRA LOW CONTACT AREA END EFFECTOR	7293811
PATENT	UNIFIED FRAME FOR SEMICONDUCTOR MATERIAL HANDLING SYSTEM	NI-197961

15

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	UNIFIED FRAME FOR SEMICONDUCTOR MATERIAL HANDLING SYSTEM	7100340
PATENT	UNIVERSAL MODULAR WAFER TRANSPORT SYSTEM	7,293,950
PATENT	UNIVERSAL MODULAR WAFER TRANSPORT SYSTEM	2003-541027
PATENT	UNIVERSAL MODULAR WFAER TRANSPORT SYSTEM	ZL02819312.1
PATENT	UNIVERSAL TOOL INTERFACE AND/OR WORKPIECE TRANSFER APPARATUS FOR SMIF AND OPEN POD APPLICATIONS	7013917/2001
PATENT	UNIVERSAL TOOL INTERFACE AND/OR WORKPIECE TRANSFER APPARATUS FOR SMIF AND OPEN POD APPLICATIONS	6,135,698
PATENT	UNIVERSAL TOOL INTERFACE AND/OR WORKPIECE TRANSFER APPARATUS FOR SMIF AND OPEN POD APPLICATIONS	928361.5 (ABANDONED)
PATENT	UNIVERSAL TOOL INTERFACE AND/OR WORKPIECE TRANSFER APPARATUS FOR SMIF AND OPEN POD APPLICATIONS	NI-146272
PATENT	UNIVERSAL TOOL INTERFACE AND/OR WORKPIECE TRANSFER APPARATUS FOR SMIF AND OPEN POD APPLICATIONS	808427
PATENT	VACUUM PICKUP APPARATUS	4,603,897
PATENT	VAPOR DEVICE AND METHOD FOR DRYING ARTICLES AS SEMICONDUCTOR WAFER WITH SUBSTANCES SUCH AS ISOPROPYL ALCOHOL	4,977,688
PATENT	VAPOR DEVICE AND METHOD FOR DRYING ARTICLES AS SEMICONDUCTOR WAFER WITH SUBSTANCES SUCH AS ISOPROPYL ALCOHOL	5,115,576
PATENT	VAPOR DEVICE AND METHOD FOR DRYING ARTICLES AS SEMICONDUCTOR WAFER WITH SUBSTANCES SUCH AS ISOPROPYL ALCOHOL	5,315,766
PATENT	VERY LOW FREQUENCY TRACKING SYSTEM	1,257,093
PATENT	VERY LOW FREQUENCY TRACKING SYSTEM	112084 (SAME AS 9614830 BELOW)
PATENT	VERY LOW FREQUENCY TRACKING SYSTEM	5,339,074
PATENT	WAFER ALIGNMENT AND TRANSFER MECHANISM	4,892,455
PATENT	WAFER CENTRATION DEVICE	4,880,348
PATENT	WAFER DISK LOCATION MONITORING SYSTEM AND TAGGED PROCESS CARRIERS FOR USE THEREWITH	4,888,473
PATENT	WAFER DISK LOCATION MONITORING SYSTEM AND TAGGED PROCESS CARRIERS FOR USE THEREWITH	4,888,473 B1
PATENT	WAFER ENGINE	7066707

16

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	WAFER ENGINE	NI-197960
PATENT	WAFER MAPPING SYSTEM	6,188,323B1
PATENT	WAFER MAPPING SYSTEM	NI-135748
PATENT	WAFER MAPPING SYSTEM	7004782/2001
PATENT	WAFER MAPPING SYSTEM	99954634.4
PATENT	WAFER MAPPING SYSTEM	6,188,323
PATENT	WAFER MONITORING DEVICE	4,895,486
PATENT	WAFER ORIENTING AND READING MECHANISM	6,478,532B1
PATENT	WAFER ORIENTING AND READING MECHANISM	NI-152242
PATENT	WAFER ORIENTING AND READING MECHANISM	6,478,532
PATENT	WAFER TRANSFER APPARATUS	4,493,606
PATENT	WAFER TRANSFER APPARATUS (2)	4,682,928
PATENT	WAFER TRANSFER APPARATUS (3)	4,986,729
PATENT	WAFER TRANSFER APPARATUS (4)	5,125,790
PATENT	WAFER TRANSFER APPARATUS (5)	4,983,093
PATENT	WAFER TRANSPORT SYSTEM	7007045/2002 (ABANDONED)
PATENT	WAFER TRANSPORT SYSTEM	1252079
PATENT	WAFER TRANSPORT SYSTEM	3103110.6 (ABANDONED)
PATENT	WAFER TRANSPORT SYSTEM	Z00816521.1
PATENT	WAFER TRANSPORT SYSTEM	6,575,687
PATENT	WAFER TRANSPORT SYSTEM	184023
PATENT	WORKPIECE HANDLING ROBOT	NI-153790
PATENT	WORKPIECE HANDLING ROBOT	(ABANDONED)
PATENT	WORKPIECE HANDLING ROBOT	6,634,851B1

17

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246

Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT	WORKPIECE HANDLING ROBOT	6,634,851
PATENT	WORKPIECE HANDLING ROBOT	ZL00803652.7
PATENT	WORKPIECE HANDLING ROBOT	904352.2 (ABANDONED)
PATENT	WORKPIECE SORTER OPERATING WITH MODULAR BARE WORKPIECE STOCKERS AND/OR CLOSED CONTAINER STOCKERS	6,848,876B2
PATENT	WORKPIECE SORTER OPERATING WITH MODULAR BARE WORKPIECE STOCKERS AND/OR CLOSED CONTAINER STOCKERS	6,848,876
PATENT	WORKPIECE SORTER OPERATING WITH MODULAR BARE WORKPIECE STOCKERS AND/OR CLOSED CONTAINER STOCKERS	PCT/US02/21861 (ABANDONED)
PATENT PENDING		88122314
PATENT PENDING	ACTIVE EDGE GRIP REST PAD	PCT/US05/45923
PATENT PENDING	APPARATUS AND METHOD FOR WEB-BASED TOOL MANAGEMENT	09/496,009
PATENT PENDING	AUTOMATED JOB MANAGEMENT	11/107,508
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	2002 01132-8
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	PA/A/2002/002445
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	1299780
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	1299780
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	60115240.9-08
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	PCT/US01/21318
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	2002-7003021
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	2383968 (ABANDONED)
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	1299780
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	2002-509841
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	2002-509841
PATENT PENDING	AUTOMATED TOOL MANAGEMENT IN A MULTI-PROTOCOL ENVIRONMENT	1802303.7
PATENT PENDING	BELT CONVEYER FOR USE WITH SEMICONDUCTOR CONTAINERS	11/484,218

18

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT PENDING	BELT CONVEYO FOR USE WITH SEMICONDUCTOR CONTAINERS	ASTGP135JP
PATENT PENDING	BELT CONVEYOR FOR USE WITH SEMICONDUCTOR	95125275
PATENT PENDING	BELT CONVEYOR FOR USE WITH SEMICONDUCTOR CONTAINERS	60/698,124
PATENT PENDING	BRIDGE LOAD PORT WITH VARIABLE LOT SIZE CAPABILITY	60/819,603
PATENT PENDING	BRIDGE LOADPORT AND METHOD	PCT/US07/073091
PATENT PENDING	BRIDGE LOADPORT AND METHOD	ASTGP147.TW
PATENT PENDING	BRIDGE LOADPORT AND METHOD	96125017
PATENT PENDING	CLEAN METHOD AND APPARATUS FOR VACUUM HOLDING OF SUBSTRATES	91113149
PATENT PENDING	CONTROLLED DEFLECTION OF LARGE AREA SEMICONDUCTOR SUBSTRATES FOR SHIPPING AND MANUFACTURING CONTAINERS	61/018,782
PATENT PENDING	DATA COLLECTION AND DIAGNOSTIC SYSTEM FOR A SEMICONDUCTOR FABRICATION FACILITY	10/618,313
PATENT PENDING	DIRECT LOADING TO AND FROM A CONVEYOR SYSTEM	61/074594
PATENT PENDING	DIRECT TOOL LOADING	PCT/US06/06103
PATENT PENDING	DIRECT TOOL LOADING	ASTGP125JP
PATENT PENDING	DIRECT TOOL LOADING	ASTGP125.KR
PATENT PENDING	DIRECT TOOL LOADING	ASTGP125.SG
PATENT PENDING	DIRECT TOOL LOADING	ASTGP125.CN
PATENT PENDING	DIRTECT DRIVE MODULAR BELT CONVEYOR	61/043082
PATENT PENDING	DISCONTINUOUS CONVEYOR SYSTEM	11/238,030
PATENT PENDING	DISCONTINUOUS CONVEYOR SYSTEM	95135834
PATENT PENDING	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT	2000-588055
PATENT PENDING	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT SYSTEM	99966241.4
PATENT PENDING	DISTRIBUTED CONTROL SYSTEM ARCHITECTURE AND METHOD FOR A MATERIAL TRANSPORT SYSTEM	10/719069
PATENT PENDING	DLT UCM	61/042694

19

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT PENDING	DOCKING AND ENVIRONMENTAL PURGING SYSTEM FOR INTEGRATED CIRCUIT WAFER TRANSPORT	1191039
PATENT PENDING	DOCKING AND ENVIRONMENTAL PURGING SYSTEM FOR INTEGRATED CIRCUIT WAFER TRANSPORT	9-506684
PATENT PENDING	DUAL ANTENNA	61/043705
PATENT PENDING	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	1966433.3
PATENT PENDING	EDGE GRIP ALIGNER WITH BUFFERING CAPABILITIES	2002-523062
PATENT PENDING	END EFFECTOR HAVING SENSING CAPABILITY	61/049387
PATENT PENDING	END EFFECTOR WAFER SUPPORT AND TRANSFER METHODS	TBA
PATENT PENDING	END EFFECTOR WAFER SUPPORT AND TRANSFER METHODS	60/697,528
PATENT PENDING	END EFFECTOR WITH SENSING CAPABILITIES	60/977,357
PATENT PENDING	ENVIRONMENTAL ISOLATION SYSTEM FOR FLAT PANEL DISPLAYS	11/953,020
PATENT PENDING	ENVIRONMENTAL ISOLATION SYSTEM FOR FLAT PANEL DISPLAYS	96146988
PATENT PENDING	ENVIRONMENTAL ISOLATION SYSTEM FOR FLAT PANEL DISPLAYS	60/873,892
PATENT PENDING	ENVIRONMENTAL ISOLATION SYSTEM FOR FLAT PANEL DISPLAYS	60/969,570
PATENT PENDING	ENVIRONMENTAL ISOLATION SYSTEM FOR FLAT PANEL DISPLAYS	PCT/US07/87034
PATENT PENDING	ENVIRONMENTAL ISOLATION SYSTEM FOR FLAT PANEL DISPLAYS	60/873,892
PATENT PENDING	ERGONOMIC, VARIABLE SIZE, BOTTOM OPENING SYSTEM COMPATIBLE WITH A VERTICAL INTERFACE	2000-5559041
PATENT PENDING	EVACUATION-DRIVEN SMIF POD PURGE SYSTEM	2000-541069
PATENT PENDING	EXTENDED READ RANGE RFID SYSTEM	11/449,084
PATENT PENDING	EXTENDED READ RANGE RFID SYSTEM	95122321
PATENT PENDING	FIMS INTERFACE WITHOUT ALIGNMENT PINS	2003063398
PATENT PENDING	FIMS INTERFACE WITHOUT ALIGNMENT PINS	2002-546010
PATENT PENDING	HANDLING, TRANSFERRING AND ISOLATION SYSTEM FOR FLAT PANEL DISPLAYS	60/906,972
PATENT PENDING	HORIZONTAL ARRAY STOCKER	60/730,688
PATENT PENDING	HORIZONTAL ARRAY STOCKER	ASTGP136JP

20

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT PENDING	IMPROVED STOCKER AND CONTROLS FOR USE WITH	95124991
PATENT PENDING	IN/OUT LOAD PORT TRANSFER MECHANISM	2000-589424
PATENT PENDING	IN/OUT LOAD PORT TRANSFER MECHANISM	99966152.3
PATENT PENDING	INTEGRATED CONVEYOR AND SEMICONDUCTOR PROCESS TOOL LOAD PORT	60/681,389
PATENT PENDING	INTEGRATED INTRABAY BUFFER, DELIVERY, AND STOCKER SYSTEM	10-543930
PATENT PENDING	INTEGRATED INTRA-BAY TRANSFER, STORAGE AND DELIVERY SYSTEM	2000-589422
PATENT PENDING	INTEGRATED INTRA-BAY TRANSFER, STORAGE, AND DELIVERY SYSTEM	99966286.9
PATENT PENDING	INTEGRATED LOAD PORT-CONVEYOR TRANSFER SYSTEM	99966151.5
PATENT PENDING	INTEGRATED ROLLER TRANSPORT POD AND ASYNCHRONOUS CONVEYOR	2000-555819
PATENT PENDING	INTEGRATED SYSTEM FOR TOOL FRONT END WAFER HANDLING	2003-514594
PATENT PENDING	INTEGRATED SYSTEM FOR TOOL FRONT END WAFER HANDLING	10/194,702
PATENT PENDING	INTEGRATED TERMINAL FOR HIGH SPEED AMHS	US(60/681,389)
PATENT PENDING	INTEGRATED TERMINAL FOR HIGH SPEED AMHS	7029508/2007
PATENT PENDING	INTELLIGENT MINIENVIRONMENT	2000/537015
PATENT PENDING	INTELLIGENT WAFER CARRIER	63503260
PATENT PENDING	INTELLIGENT WAFER CARRIER	3067304 (SAME AS 2664725 ABOVE)
PATENT PENDING	INTELLIGENT WAFER CARRIER	90/008,245
PATENT PENDING	INTELLIGENT WAFER CARRIER (COMPUTER AIDED DISCRETE TRAVELER SYSTEM FOR INTEGRATED CONTROL)	2664725 (SAME AS 3067304 BELOW)
PATENT PENDING	INTERFACE BETWEEN CONVEYOR AND SEMICONDUCTOR PROCESS TOOL LOAD PORT	ASTGP132JP
PATENT PENDING	INTERFACE BETWEEN CONVEYOR AND SEMICONDUCTOR PROCESS TOOL LOAD PORT	ASTGP132.KR
PATENT PENDING	INTERFACE BETWEEN CONVEYOR AND SEMICONDUCTOR PROCESS TOOL LOAD PORT	11/178,072
PATENT PENDING	INTERFACE BETWEEN CONVEYOR AND SEMICONDUCTOR PROCESS TOOL LOAD PORT	ASTGP132.CN
PATENT PENDING	LOAD PORT DOOR WITH SIMPLIFIED FOUP DOOR SENSING AND RETAINING MECHANISM	11/599,020

21

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT PENDING	LOAD PORT DOOR WITH SIMPLIFIED FOUP DOOR SENSING AND RETAINING MECHANISM	11/599,020
PATENT PENDING	LOADER AND BUFFER FOR REDUCED LOT SIZE	11/644,240
PATENT PENDING	LOADER AND BUFFER FOR REDUCED LOT SIZE	PCTUS07/024201
PATENT PENDING	LOADER AND BUFFER FOR REDUCED LOT SIZE	96144963
PATENT PENDING	LOADER AND BUFFER FOR REDUCED LOT SIZE	11/644,240
PATENT PENDING	METHOD AND APPARATUS FOR FLAT PANEL DISPLAY ENVIRONMENTAL ISOLATION	PCT/US08/69898
PATENT PENDING	METHOD AND APPARATUS FOR PROVIDING FLAT PANEL DISPLAY ENVIRONMENTAL ISOLATION	60/949,503
PATENT PENDING	METHOD AND APPARATUS FOR PROVIDING FLAT PANEL DISPLAY ENVIRONMENTAL ISOLATION	12/172084
PATENT PENDING	METHOD AND APPARATUS FOR VERITICAL WAFER PICK UP TRANSPORT AND STORAGE	ASTGP146.TW
PATENT PENDING	METHOD AND APPARATUS FOR VERTICAL WAFER TRANSPORT, BUFFER AND STORAGE	PCT/US07/073256
PATENT PENDING	METHOD AND APPARATUS FOR VERTICAL WAFER TRANSPORT, BUFFER AND STORAGE	96125209
PATENT PENDING	METHOD AND APPARATUS FOR WAFER MARKING	PCT/US08/67810
PATENT PENDING	METHOD AND APPARATUS FOR WAFER SUPPORT	60/980,763
PATENT PENDING	METHOD AND APPARATUS FOR WAFER SUPPORT	60/983,110
PATENT PENDING	METHOD AND SYSTEM FOR SIMULTANEOUS BI-DIRECTIONAL CONVEYOR CONTROL	61/043383
PATENT PENDING	METHOD FOR TRANSPORTING, QUEUING, AND LOADING OF LARGE AREA SUBSTRATES IN MULTI-TOOL	60/815,890
PROCESSING OPERATIONS
PATENT PENDING	MINI STOCKER	60/970,526
PATENT PENDING	MODUALR TERMINAL FOR HIGH THROUGHPUT AMHS	7029508/2007
PATENT PENDING	MODULAR SORTER	1924933.3
PATENT PENDING	MODULAR SORTER	2001-576361
PATENT PENDING	MODULAR SORTER	1924933.3
PATENT PENDING	MODULAR SORTER	1924933.3
PATENT PENDING	MODULAR SORTER	1924933.3

22

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT PENDING	MODULAR TERMINAL FOR HIGH SPEED AMHS	TBA
PATENT PENDING	MODULAR TERMINAL FOR HIGH THROUGHPUT AMHS	95118625
PATENT PENDING	MODULAR TERMINAL FOR HIGH THROUGHPUT AMHS	60/697,785
PATENT PENDING	MODULAR TERMINAL FOR HIGH THROUGHPUT AMHS	6759761.7
PATENT PENDING	MODULAR TERMINAL FOR HIGH THROUGHPUT AMHS
PATENT PENDING	MODULAR TERMINAL FOR HIGH THROUGHPUT AMHS	ASTGP142JP
PATENT PENDING	MODULAR TERMINAL FOR HIGH-THROUGHPUT AMHS	11/433,980
PATENT PENDING	MOLECULAR CONTAMINATION CONTROL SYSTEM	10-513670
PATENT PENDING	PASSIVELY ACTIVATED VALVE FOR CARRIER PURGING	2000-585127
PATENT PENDING	PATENT PENDING — SEMICONDUCTOR MATERIAL HANDLING SYSTEM	2003-525891
PATENT PENDING	POD DOOR TO PORT DOOR RETENTION SYSTEM	2000-560345
PATENT PENDING	POD TO PORT DOOR RETENTION AND EVACUATION SYSTEM	2000-560345
PATENT PENDING	PORT DOOR REMOVAL AND WAFER HANDLING ROBOTIC SYSTEM	2000-526425
PATENT PENDING	PRE-ALIGNER	10/438,470
PATENT PENDING	PROCESSING SYSTEMS WITH INTELLIGENT ARTICLE TRACKING	EP 0507773 B1 (SAME AS 69033008 BELOW)
PATENT PENDING	PROCESSING SYSTEMS WITH INTELLIGENT ARTICLE TRACKING	69033008 (SAME AS EP 0507773 B1 ABOVE)
PATENT PENDING	SEGMENTED MATERIAL CONVEYOR SYSTEM, THRESHOLD ASSEMBLY, AND METHOD FORMAKING AND USING THE SAME	61/043092
PATENT PENDING	SEMICONDUCTOR MATERIAL HANDLING SYSTEM	10297169.2
PATENT PENDING	SEMICONDUCTOR MATERIAL HANDLING SYSTEM	2820488.3
PATENT PENDING	SEMICONDUCTOR MATERIAL HANDLING SYSTEM	10/087,092
PATENT PENDING	SEMICONDUCTOR PROCESSING TOOL	11/352,154
PATENT PENDING	SERIES IMPEDANCE MATCHED INDUCTIVE POWER PICK UP	ASTGP141.TW
PATENT PENDING	SERIES IMPEDANCE MATCHED INDUCTIVE POWER PICK UP	PCT/US07/079775

23

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT PENDING	SERIES IMPEDENCE MATCHED INDUCTIVE POWER PICKUP SYSTEM	60/847,630
PATENT PENDING	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	2002-520273
PATENT PENDING	SMART LOAD PORT WITH INTEGRATED CARRIER MONITORING AND FAB-WIDE CARRIER MANAGEMENT SYSTEM	1963957.4
PATENT PENDING	SMIF LOAD PORT INTERFACE INCLUDING SMART PORT	2003-513017
PATENT PENDING	SMIF LOAD PORT INTERFACE INCLUDING SMART PORT DOOR	2816096.7
PATENT PENDING	SMIF POD DOOR AND PORT DORR REMOVAL AND RETURN SYSTEM	2000-526425
PATENT PENDING	SMIF-COMPATIBLE OPEN CASSETTE ENCLOSURE	1171767 (SAME AS 176878 ABOVE)
PATENT PENDING	SMIF-COMPATIBLE OPEN CASSETTE ENCLOSURE	176878 (SAME AS 1171767 BELOW)
PATENT PENDING	STOCKER	11/482,650
PATENT PENDING	STOCKER	ASTGP134JP
PATENT PENDING	STOCKER	ASTGP134.KR
PATENT PENDING	STOCKER AND CONTROLS FOR USE WITH CONVEYOR	60/697,616
PATENT PENDING	SYSTEM FOR PARALLEL PROCESSING OF WORKPIECES	2001-576362
PATENT PENDING	TILT AND GO LOAD PORT INTERFACE ALIGNMENT SYSTEMS	2000-509103
PATENT PENDING	TRANSPORT APPARATUS FOR SEMICONDUCTOR WAFER (CMP)	506193/1998
PATENT PENDING	TRANSPORT SYSTEM WITH INTEGRATED TRANSPORT CARRIERS AND DIRECTOR	2001-514224
PATENT PENDING	ULTRA LOW CONTACT AREA END EFFECTOR	10/888,819
PATENT PENDING	ULTRA LOW CONTACT AREA END EFFECTOR (CONTINUATION)	TBA
PATENT PENDING	UNIFIED FRAME FOR SEMICONDUCTOR MATERIAL HANDLING SYSTEM	11/352,154
PATENT PENDING	UNIFIED FRAME FOR SEMICONDUCTOR MATERIAL HANDLING SYSTEM	10/087,638
PATENT PENDING	UNIFIED FRAME FOR SEMICONDUCTOR MATERIAL HANDLING SYSTEM	10297170.6
PATENT PENDING	UNIFIED FRAME FOR SEMICONDUCTOR MATERIAL HANDLING SYSTEM	2003-522990
PATENT PENDING	UNIFIED FRAME FOR SEMICONDUCTOR MATERIAL HANDLING SYSTEM	7003050/2004

24

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT PENDING	UNIFIED FRAME FOR SEMICONDUCTOR MATERIAL HANDLING SYSTEM	2819377.6
PATENT PENDING	UNIVERSAL MODULAR WAFER TRANSPORT SYSTEM	11/938,236
PATENT PENDING	UNIVERSAL MODULAR WAFER TRANSPORT SYSTEM	102 97 167.6
PATENT PENDING	UNIVERSAL MODULAR WAFER TRANSPORT SYSTEM	7003145/2004
PATENT PENDING	UNIVERSAL MODULAR WAFER TRANSPORT SYSTEM	2819312.1
PATENT PENDING	UNIVERSAL TOOL INTERFACE AND/OR WORKPIECE TRANSFER APPARATUS FOR SMIF AND OPEN POD APPLICATIONS	2000-616082
PATENT PENDING	US/(EIB) MULTI-PROTOCOL MULTI-CLIENT EQUIPMENT SERVER	11/340,101
PATENT PENDING	US/(EIB) MULTI-PROTOCOL MULTI-CLIENT EQUIPMENT SERVER	PCT/US06/03282
PATENT PENDING	VAO PRODUCTIVITY SUITE	61/030847
PATENT PENDING	VAO PRODUCTIVITY SUITE	61/037298
PATENT PENDING	VARIABLE LOT SIZE LOAD PORT	ASTGP143.C.TW
PATENT PENDING	VARIABLE LOT SIZE LOAD PORT	ASTGP143.B.TW
PATENT PENDING	VARIABLE LOT SIZE LOAD PORT	ASTGP143.A.TW
PATENT PENDING	VARIABLE LOT SIZE LOAD PORT	PCT/US07/73086
PATENT PENDING	VARIABLE LOT SIZE LOAD PORT	PCT/US07/73085
PATENT PENDING	VARIABLE LOT SIZE LOAD PORT	PCT/US07/73088
PATENT PENDING	VARIABLE LOT SIZE LOAD PORT	60/819,602
PATENT PENDING	VARIABLE PITCH STORAGE SHELVES	11/603,714
PATENT PENDING	VARIABLE PITCH STORAGE SHELVES	96143954
PATENT PENDING	VARIABLE PITCH STORAGE SHELVES	11/603,714
PATENT PENDING	VARIABLE PITCH STORAGE SHELVES	PCT/US07/84976
PATENT PENDING	VERTICAL WAFER AMHS AND EFEM	60/819,979
PATENT PENDING	VERY LOW FREQUENCY TRACKING SYSTEM	112084 (SAME AS 9614830 BELOW)

25

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
PATENT PENDING	VERY LOW FREQUENCY TRACKING SYSTEM	2259631
PATENT PENDING	VERY LOW FREQUENCY TRACKING SYSTEM	9614830 (SAME AS 112084 ABOVE)
PATENT PENDING	WAFER ALIGNER	10/237078
PATENT PENDING	WAFER ENGINE	2003-525893
PATENT PENDING	WAFER ENGINE	10297171.4
PATENT PENDING	WAFER ENGINE	11/305,256
PATENT PENDING	WAFER ENGINE	10/087,400
PATENT PENDING	WAFER ENGINE	2819331.8
PATENT PENDING	WAFER ENGINE	7003086/2004
PATENT PENDING	WAFER MAPPING SYSTEM	2000-576424
PATENT PENDING	WAFER MAPPING SYSTEM	99954634.4
PATENT PENDING	WAFER TRANSPORT SYSTEM	2001-541787
PATENT PENDING	WORKPIECE HANDLING ROBOT	2000-593452
PATENT PENDING	WORKPIECE SUPPORT STRUCTURES AND APPARATUS FOR ACCESSING SAME	11/483,366
PATENT PENDING	WORKPIECE SUPPORT STRUCTURES AND APPARATUS FOR ACCESSING SAME	2008-7000536
PATENT PENDING	WORKPIECE SUPPORT STRUCTURES AND APPARATUS FOR ACCESSING SAME	95124993
PATENT PENDING	WORKPIECE SUPPORT STRUCTUREST	ASTGP133JP
PENDING TRADEMARK	ASYST	11-109690
PENDING TRADEMARK	ASYST	11-109689
PENDING TRADEMARK	INTERLOCKING SWIRL (DESIGN)	77422542
PENDING TRADEMARK	INTERLOCKING SWIRL (DESIGN)	97032938
PENDING TRADEMARK	INTERLOCKING SWIRL (DESIGN)	N/A
REGISTERED TRADEMARK	A (DESIGN ONLY)	2,233,235
REGISTERED TRADEMARK	ASYST	228169

26

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
REGISTERED TRADEMARK	ASYST	TM71063
REGISTERED TRADEMARK	ASYST	459 390
REGISTERED TRADEMARK	ASYST	1,547,174
REGISTERED TRADEMARK	ASYST	887091 [PRIOR REGISTRATION NUMBER IS 571680 BELOW]
REGISTERED TRADEMARK	ASYST	1,161,743
REGISTERED TRADEMARK	ASYST	571,680 [CURRENT REGISTRATION NUMBER IS 887091 ABOVE]
REGISTERED TRADEMARK	ASYST	TMA 499,620
REGISTERED TRADEMARK	ASYST	471606
REGISTERED TRADEMARK	ASYST	849659
REGISTERED TRADEMARK	ASYST	789066
REGISTERED TRADEMARK	ASYST	1156133
REGISTERED TRADEMARK	ASYST	1133541
REGISTERED TRADEMARK	ASYST	1130265
REGISTERED TRADEMARK	ASYST	873430
REGISTERED TRADEMARK	ASYST	1147041
REGISTERED TRADEMARK	ASYST	483,462
REGISTERED TRADEMARK	ASYST	1131393
REGISTERED TRADEMARK	ASYST	438,910
REGISTERED TRADEMARK	ASYST	465,153
REGISTERED TRADEMARK	ASYST	128929
REGISTERED TRADEMARK	ASYST	2,246,968
REGISTERED TRADEMARK	ASYST	392589
REGISTERED TRADEMARK	ASYST	873346

27

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
REGISTERED TRADEMARK	ASYST	4457233
REGISTERED TRADEMARK	ASYST	179724
REGISTERED TRADEMARK	ASYST (STYLIZED)	1133540
REGISTERED TRADEMARK	ASYST (STYLIZED)	KOR69586
REGISTERED TRADEMARK	ASYST (STYLIZED)	393256
REGISTERED TRADEMARK	ASYST (STYLIZED)	4457234
REGISTERED TRADEMARK	ASYST (STYLIZED)	471607
REGISTERED TRADEMARK	ASYST (STYLIZED)	796499
REGISTERED TRADEMARK	ASYST (STYLIZED)	1156132
REGISTERED TRADEMARK	ASYST (STYLIZED)	1130266
REGISTERED TRADEMARK	ASYST (STYLIZED)	849711
REGISTERED TRADEMARK	ASYST (STYLIZED)	1147039
REGISTERED TRADEMARK	ASYST (STYLIZED)	831518
REGISTERED TRADEMARK	ASYST (STYLIZED)	459399
REGISTERED TRADEMARK	ASYST (STYLIZED)	873437
REGISTERED TRADEMARK	ASYST (STYLIZED)	113191
REGISTERED TRADEMARK	DOMAIN LOGIX	T99/14614G
REGISTERED TRADEMARK	DOMAIN LOGIX	2,564,130
REGISTERED TRADEMARK	DOMAIN LOGIX	1,426,790
REGISTERED TRADEMARK	DOMAIN LOGIX	2027
REGISTERED TRADEMARK	DOMAIN LOGIX	1426790
REGISTERED TRADEMARK	DOMAIN LOGIX	T99/14615E
REGISTERED TRADEMARK	DOMAIN LOGIX	143164
REGISTERED TRADEMARK	DOMAIN LOGIX	933031

28

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
REGISTERED TRADEMARK	FACTORY KEYED TOOL	1032958
REGISTERED TRADEMARK	FLUOROTRAC	280094
REGISTERED TRADEMARK	FLUOROTRAC	1,807,129
REGISTERED TRADEMARK	FLUOROTRAC	2032398
REGISTERED TRADEMARK	FLUOROTRAC	2,032,398
REGISTERED TRADEMARK	GWGEM	2,686,304
REGISTERED TRADEMARK	ISOPORT	2,778,500
REGISTERED TRADEMARK	LINK MANAGER	2,641,297
REGISTERED TRADEMARK	OBEM XP	2,649,085
REGISTERED TRADEMARK	SECSIM	2,686,305
REGISTERED TRADEMARK	SECSIM PRO	1,981,046
REGISTERED TRADEMARK	SECSMON	2,686,319
REGISTERED TRADEMARK	SML	2,680,965
REGISTERED TRADEMARK	VERSAPORT	2,764,625
REGISTRATION	ADVANTAG	2,976,541
REGISTRATION	ASYST	2,246,968
REGISTRATION	ASYST	374.129
REGISTRATION	ASYST	429473
REGISTRATION	ASYST (CLASS 004)	1045354
REGISTRATION	ASYST (CLASS 006)	1051790
REGISTRATION	ASYST (CLASS 007)	1048314
REGISTRATION	ASYST (CLASS 007)	1045352
REGISTRATION	ASYST (CLASS 009)	1045355
REGISTRATION	ASYST (CLASS 010)	1049755

29

UNITED STATES BANKRUPTCY COURT
Case Number: 09-43246
Exhibit B-22
Patents and Trademarks

Type	Patent/Trademark Name or Title	Application/Registration/Serial Number
REGISTRATION	ASYST (CLASS 011)	1048315
REGISTRATION	ASYST (CLASS 017)	1049756
REGISTRATION	ASYST (CLASS 035)	184655
REGISTRATION	ASYST (CLASS 037)	182154
REGISTRATION	ASYST (CLASS 040)	179150
REGISTRATION	ASYST (CLASS 042)	182160
REGISTRATION	ASYST (CLASS 16)	432900
REGISTRATION	ASYST (CLASS 39)	210368
REGISTRATION	ASYST (CLASS 52)	438789
REGISTRATION	ASYST (STYLIZED)	2,224,970
REGISTRATION	ASYST (STYLIZED)	429474
REGISTRATION	FASTRACK	2,740,639
REGISTRATION	LINK MANAGER	2,641,297
REGISTRATION	LONG ARM MANIPULATOR OFR STANDARD MECHANICAL INTERFACE	9791467-5
REGISTRATION	SECSIM	2,686,305
REGISTRATION	SECSMON	2,686,319
REGISTRATION	SML	2,680,965
REGISTRATION	SPARTAN	3,030,258
REGISTRATION	VERSAPORT	2,764,625

30

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-25
Automobiles, trucks, trailers, and other vehicles and accessories.

Category	Net Book Value
VEHICLES	$3,817

$3,817

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-28
Office equipment, furnishings, and supplies.

Category	Net Book Value
LEASEHOLD IMPROVEMENTS	$4,095,891
COMPUTER SOFTWARE	$793,837
FURNITURE & FIXTURES	$648,028
MARKETING EQUIPMENT	$467,777
COMPUTER HARDWARE	$187,557

Total:	$6,193,090

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-29
Machinery, fixtures, equipment, and supplies used in business.

Category	Net Book Value
MACHINERY & EQUIPMENT	$1,277,358
ENGINEERING EQUIPMENT	$543,143
TOOLING	$379,665

Total:	$2,200,166

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-30
Inventory

Plant or Location Name	Net Book Value
PARTS INVENTORY	$4,912,260
RAW MATERIALS INVENTORY	$2,973,085
FINISHED GOODS INVENTORY	$283,732
WIP INVENTORY	$106,061
INVENTORY RESERVES	$(4,798,671)

$3,476,467

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-35
Other personal property of any kind not already listed.

Description	Net Book Value
HP CARE PACK SERVICE	$1,076
2 YRS MAINT RENEWAL ADIC SEALER	$654
EMC RENEWAL	$4,547
ENTERPRISE SERVERS	$13,315
EQUITY EDGE 7 MAINTENANCE RENEWAL	$3,625
EXECUTIVE DATE BASE ACCESS	$2,290
FIXED ASSETS ONE YEAR SUPPORT & SERVICE	$1,109
DEFERRED COMPENSATION PREPAYMENT	$266,655
HALO SYSTEM PAYMENT	$47,000
DATABASE LICENSE AND MAINTENANCE	$1,606
HPE 3YRS ONSITE SUPPORT	$636
HPE 3YRS ONSITE SUPPORT CONTRACT	$359
MAINTENANCE AND SUPPORT AGREEMENT	$283
MAINTENANCE FOR RP7400, VA740 HP-UX SW	$10,582
MAINTENANCE RENEWAL	$1,925
MCAFEE ACTIVE VIRUS DEFENSE MAINTENANCE	$1,836
GFI EVENTS MANAGER MAINTENANCE	$426
BASIC SUPPORT FOR SDE & BMC	$4,150
ADTRAN CUSTOM EXTENDED SERVICE	$1,587
AMERICANS ABROAD ANNUAL SERVICE FEES	$1,350
ANNUAL COGNOS MAINTENANCE	$32,298
ANNUAL MEMBERSHIP RENEWAL	$6,667
ANNUAL ORACLE APPLICATION SPECIFIE MAINT	$8,667
ANNUAL SW MAINTENANCE RENEWAL	$108
DK2007 2 YRS MAINTENANCE	$0
AUTOMOD MAINT RENEWAL	$5,053
NASDAQ GLOBAL MARKET ANNUAL FEE	$33,750

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-35
Other personal property of any kind not already listed.

Description	Net Book Value
CARTUS DEPOSIT TRF FROM 1305000010	$50,000
CATALYST IDE SOFTWARE ANNUAL MAINTENANCE	$4,091
CATALYST IDE SOFTWARE ANNUAL MAINTENANCE PO 462406	$4,125
CATALYST RTE SOFTWARE ANNUAL MAINTENANCE	$3,068
CISCO EQUIPMENT MAINTENANCE CONTRACT	$19,023
CISCO LAN MANAGEMENT SUPPORT MAINT.	$2,140
AP CHECKS PRINT SOFTWARE SUPPORT RENEWAL	$487
RIA FEDERAL TAX COORDINATOR LIBRARY A-WEB	$2,581
WEB SERVICE AND MAINTENANCE	$333
VISIBILITY GOLD MAINT	$56,897
THE ENTERPRISE LICENSE AGREEMENT RENEWAL	$47,524
TECHNICAL SUPPORT SERVICE	$281
STD REG LASER PRINTER SERVICE AGREEMENT	$175
STANDARD ANNUAL SYSTEM MAINTENANCE	$7,504
SPECIALISTS IN ETHICS & LEGAL COMPLIANCE TRAINING	$11,917
SOFTWARE UPDATE LICENSE & SUPPORT MAINTENANCE	$6,591
SIEBEL MAINTENANCE	$7,238
SERVICE AGREEMENT	$806
MICROSOFT ENTERPRISE AGREEMENT RENEWAL	$12,935
RIVERBED MAINTENANCE	$13,577
MICROSOFT VOLUME LICENCING AGREEMENT	$118,740
RENEWAL STD SUPPORT	$4,025
PREPAID PROPERTY TAXES FOR BAYSIDE LEASE	$33,112
NEXTDAY SUPPORT FOR S1000A-H & SA2K	$5,883
SEMI FAB DATABASE	$1,667
OTHER PREPAID	$128
RENEWAL MAINT FEE FOR SECURE VAULT MGMT	$9,604

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit B-35
Other personal property of any kind not already listed.

Description	Net Book Value
PREPAID RENT FOR 150 MAIN STREET, READING MA 01867	$525
PREPAID RENT FOR 15607 E. SUNDOWN DRIVE, FOUNTAIN HILLS, AZ	$2,044
PREPAID RENT FOR 2801 VIA FORTUNA, AUSTIN TEXAS	$6,777
PREPAID RENT FOR 2929 NORTH CENTRAL EXPRESSWAY#230, RICHARDSON TX	$2,345
PREPAID RENT FOR 46897 BAYSIDE PARKWAY, FREMONT CA	$136,294
PREPAID RENT FOR 48621 AND 48625 WARM SPRINGS BLVD.	$39,392
PRO/ENGINEER ENTERPRISE SE MAINTENANCE	$42,191
RENEWAL LEGATO SOFTWARE SUPPORT	$4,713
OEM LISCENSE USE FOR VAO PRODUCT OFFERING	$34,939
PREPAID INSURANCE FOR AFCO	$42,689
PREPAID INSURANCE FOR MARSH RISK & INSURANCE SERV.	$40,769
PREPAID INSURANCE FOR ABD INS SERVICES — XL SPECIALTY INS. D&O	$243,378
RETAINER FOR WILSON SONSINI GOODRICH & ROSATI, ATTORNEY ON DERIVATIVE LAWSUIT	$296,282
PREPAID INSURANCE FOR 48625 WARM SPRINGS BLVD.	$7,036
PREPAID INSURANCE FOR 48621 WARM SPRINGS BLVD.	$7,036

$1,782,414

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
SCHEDULE D — CREDITORS HOLDING SECURED CLAIMS
State the name, mailing address, including zip code, and account number, if any, of all entities holding claims secured by property of the debtor as of the date of filing of the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust and other security interests. List creditors in alphabetical order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.
If any entity other than a spouse in a joint case may be liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete schedule H — Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an “H”, “W”, “J”, or “C” in the column labeled “Husband, Wife, Joint, or Community.”
If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than on of these three columns.) Report the total of all claims listed on the schedules in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.
☐ Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

		DATE CLAIM WAS INCURRED,				AMOUNT OF
		NATURE OF LIEN, AND				CLAIM WITHOUT
CREDITOR’S NAME AND		DESCRIPTION AND MARKET				DEDUCTING	UNSECURED
MAILING ADDRESS		VALUE OF PROPERTY SUBJECT TO				VALUE OF	PORTION, IF
INCLUDING ZIP CODE	CODEBTOR	LIEN	C	U	D	COLLATERAL	ANY	NOTES
See Exhibit D-1 immediately following Schedule D		Secured Debt	☑	☑	☐	$76,500,000	$0

See Exhibit D-2 immediately following Exhibit D-1		Letters of Credit Outstanding	☑	☑	☐	Undetermined	$0

See Exhibit D-3 immediately following Exhibit D-2		UCC Liens	☑	☑	☐	Undetermined	$0

			☐	☐	☐

			☐	☐	☐

			☐	☐	☐

			Total			$76,500,000	$0
4    continuation sheets attached

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
SPECIFIC NOTES REGARDING SCHEDULE D
Creditors Holding Secured Claims
Except as otherwise agreed pursuant to a stipulation, agreed order, or Debtor’s order entered by the Bankruptcy Court, the Debtor reserves its rights to dispute or challenge the extent, validity, priority, perfection, or immunity from avoidance of any lien purported to be granted or perfected in any specific asset to a creditor listed on Schedule D. Moreover, although the Debtor may have scheduled claims of various creditors as secured claims, the Debtor reserves all rights to dispute or challenge the secured nature of any such creditor’s claim or the characterization of the structure of any such transaction or any document or instrument (including, without limitation, any intercreditor or intercompany agreement) related to such creditor’s claim. The descriptions provided on Schedule D are intended only as a summary. Reference to the applicable loan agreements and related documents is necessary for a complete description of the collateral and the nature, extent, and priority of any liens. Nothing in the Global Notes or the Schedules and Statements shall be deemed a modification or interpretation of the terms of such agreements.
Certain of the Debtor’s agreements listed on Schedule G may be in the nature of conditional sales agreements or secured financing agreements. No attempt has been made to identify such agreements for purposes of Schedule D. However, the Debtor reserves all of its rights to amend Schedule D in the future to the extent the Debtor determine that any claims associated with such agreements are property reported on Schedule D. The Debtor reserves all of its rights, claims, and causes of action with respect to claims associated with any contracts and agreements listed in Schedule G, including the right to dispute or challenge the characterization of the structure of any transaction, document, or instrument related to a creditor’s claim, including to argue that an agreement listed in Schedule G may be treated as a secured financing agreement, rather than an executory contract or unexpired lease. Nothing herein shall be construed as an admission by the Debtor of the legal rights of the claimant or a waiver of the Debtor’s right to recharacterize or reclassify such claim or contract.
Some of the Debtor’s creditors may have filed mechanic or materialman’s liens following the commencement of the Debtor’s chapter 11 case. Some liens may, by virtue of section 546(b) of the Bankruptcy Code and applicable law, relate back to the period prior to the Petition Date. Any such liens that have been filed after the petition date are not listed on Schedule D.
To the extent that any landlords, real property and personal property lessors, utility companies, or other creditors hold a security deposit from any of the Debtor and to the extent that such deposits constitute secured claims, such deposits are not listed on Schedule D, except as specifically stated herein.

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit: D-1
Secured Debt

							Claim
Name	Address	City, State & Zip	Description	C	U	D	Amount
CITIBANK, N.A.	ATTN: RALPH PALMA 388 GREENWICH STREET, 7TH FLOOR	New York, NY 10013	TERM NOTE	☑	☑	☐	$18,000,000
CITIZENS BANK	ATTN: GREEN DIM 1701 JFK BLVD., 22ND FLOOR	Philadelphia, PA 19103	TERM NOTE	☑	☑	☐	$7,200,000
KEYBANK NATIONAL ASSOCIATION	ATTN: MICHAEL PANICHI 127 PUBLIC SQUARE	Cleveland, OH 44114	TERM NOTE	☑	☑	☐	$37,800,000
SILICON VALLEY BANK	ATTN: MARLA JOHNSON 38 TECHNOLOGY DRIVE, SUITE 150	Irvine, CA 92618	TERM NOTE	☑	☑	☐	$13,500,000
							$76,500,000

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit D-2
Letters of Credit Outstanding

							Claim
Name	Address	City, State & Zip	Description	C	U	D	Amount
KEYBANK NATIONAL ASSOCIATION	ATTN: MICHAEL PANICHI 127 PUBLIC SQUARE	CLEVELAND, OH 44114	LETTER OF CREDIT	☑	☑	☐	$0
							$0

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit D-3
UCC Liens

Claim
Name	Address	City, State & Zip	Description	C	U	D	Amount
CELTIC LEASING CORPORATION	2061 BUSINESS CENTER DRIVE SUITE 200	IRVINE, CA 92612	UCC LIEN	☑	☑	☐	Undetermined
HERC EXCHANGE, LLC	3817 NW EXPRESSWAY	OKLAHOMA CITY, OK 73112	UCC LIEN	☑	☑	☐	Undetermined
IFA INCORPORATED	1220 BANK STREET	RICHMOND, VA 23219	UCC LIEN	☑	☑	☐	Undetermined
KEYBANK NATIONAL ASSOCIATION	3 EMBARCADERO CENTER SUITE 2900	SAN FRANCISCO, CA 94111	UCC LIEN	☑	☑	☐	Undetermined
WELLS FARGO EQUIPMENT FINANCE	733 MARQUETTE AVENUE SUITE 300	MINNEAPOLIS, MN 55402	UCC LIEN	☑	☑	☐	Undetermined
$0

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
SCHEDULE E — CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.
If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether husband, or wife, both of them or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”
If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)
Report the total of claims listed on each sheet in the box labeled “Subtotal” on each sheet. Report the total of all claims listed on this Schedule E in the box labeled “Total” on the last sheet of the completed schedule. Repeat this total also on the Summary of Schedules.
☐ Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.
TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)
☐ Extensions of credit in an involuntary case
Claims arising in the ordinary course of the debtor’s business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. Section 507(a)(2).
☑ Wages, salaries, and commissions
Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650* per person earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, which ever occurred first, to the extent provided in 11 U.S.C. Section 507(a)(3).
☐ Contribution to employee benefit plans
Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507(a)(4).
☐ Certain farmers and fisherman
Claims of certain farmers and fisherman, up to $4,650* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. Section 507(a)(5).
☐ Deposits by individuals
Claims of individuals up to $1,950* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. Section 507(a)(6).
☐ Alimony, Maintenance, or Support
Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C. Section 507(a)(7).
☑ Taxes and Certain Other Debts Owed to Government Units
Taxes, customs duties, and penalties owing to federal, state, and local government units as set forth in 11 U.S.C. Section 507(a)(8).
☐ Commitments to Maintain the capital of an Insured Depository Institution
Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. Section 507(a)(9).
☐ Administrative Expense Claims
Claims for the value of any goods received by the debtor within 20 days before the Petition Date in which the goods have been sold to the debtor in the ordinary course of such debtor’s business.
41 continuation sheets attached

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
SPECIFIC NOTES REGARDING SCHEDULE E
Creditors Holding Unsecured Priority Claims
The listing of any claim on Schedule E does not constitute an admission by the Debtor that such claim is entitled to priority treatment under section 507 of the Bankruptcy Code. The Debtor reserves all of its rights to dispute the amount and/or the priority status of any claim on any basis at any time.

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
AARON CHURCHMAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

AARON ROMERO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

AARON RUSIN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

AARON STOLPMAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

AARON TACHIBANA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ABLE COTA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ADAM SEYMOUR	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

AKI KAWASAKI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALAN LOWE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALAN NGO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALBERT CHENG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALBERT LOU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALBERT TING	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
ALBERT WIBBELS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALEXANDER MEYER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALFREDA EGHAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALFREDO MARTINEZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALICE CARRILLO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALLEN WONG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ALMA MURGUIA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

AMANPREET SEKHON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

AMIN JAMALI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ANDREAS KAHL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ANDREW CLAASEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ANGELA STACY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ANGELINA OBINIANA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
ANTHONY BONORA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ANTHONY CHAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ANTHONY HUYNH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ARUN SHARMA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ASHLEY HUANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ATSUSHI KASAI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ATSUSHI KUBOTA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BAO NGUYEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BARRY DAVIDSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BARRY SOBOTKIN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BARRY TORONI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BECKY VAN MAANEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BENJAMIN ANONICAL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
BERNARD EDQUILANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BETTINA BREMSTELLER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BHAVIN SHAH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BOBBY BOUCHER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BRENT ADAMS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BRET JACOBY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BRIAN CHEUNG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BRIAN EL-SHAER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BRIAN PIRKL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BRIAN TROY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BRUCE RICHARDSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BRYAN DANA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

BRYAN ROSS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
CAMERON HARKER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CANDELARIA BARAJAS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CARL BUICE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CARMEN LUNA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CAROL ESCANO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CAROL OSTROSKY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CATHERINE DAY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CECILIA PEREZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHARLES CLARK	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHARLES DAVIS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHARLES MASCHAL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHARLOTTE LIU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHAW-CHI YU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

5

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
CHERYL ROBILLOS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHEU VANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHI YEH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHRIS DOUGLAS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHRIS GOMES	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHRISTOPHER ACOSTA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHRISTOPHER HAY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHRISTOPHER HUMPHREYS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHRISTOPHER LUEDDERS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHRISTOPHER MAYES	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHRISTOPHER MCLAUGHLIN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHRISTOPHER ROSS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CHUONG VI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

6

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
CLAIRE TORRES	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CLAYTON MA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CLAYTON WRIGHT	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

COLBY GARTIN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CONNIE FRANZEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

COUNG LEE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CRAIG STOMA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CRICHTON ODOM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

CUONG LEE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DALA WYATT	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DAMON WILLIAMS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DAN FRITSCHEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DANA HERNANDEZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

7

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
DANIEL LIU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DANIEL LU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DANIELA ARCE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DANNY DIAS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DANNY HUYNH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DARRELL GROSSEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DARYL MULLINS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DAVI GUTIERREZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DAVID CAO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DAVID KIEHL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DAVID SCHOENTHAL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DAYBETH CORDOBA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DENNIS JASKULSKI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

8

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
DIANA HONTIVEROS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DIANE CHANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DIANE HAY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DIETER GRIESMEIER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DINAH NGUYEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DONALD LIKES	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DONALD WRIGHT	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DONNA HAMLIN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

DUC LE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

EDDI TORRES	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

EDGAR GATCHALIAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

EDWARD DANTE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

EILEEN HOWE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

9

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
ELISA GILBERT	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ELLEN LIU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ELSA RODRIGUEZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ERG CHANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ERIC ANDERHOLM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ERIC LUU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ERIN GORRELL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ERNEST FERRIER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

EUGENE TAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

EVZEN WAGNER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

FABIO CONSENTINO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

FARHAT CHAUDHRY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

FARZAD SOUDBAKHSH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

10

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
FATIMA MOULES	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

FERDINAND GRUSPE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

FIDEL ARAGON, JR.	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

FRANK GIBBS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

FRANK SALAZAR	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

FRANK YEAGER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GARETT GREIG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GARRIE EASTMAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GARY DOW	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GARY DURHAM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GARY HARPER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GARY LIU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GARY WATTS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

11

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
GENE HUISMANN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GEORGE WILLIAMS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GLENN MERCER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GORDON LU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GRANT IMPER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GREGORY THOMSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GRETCHEN PALACIO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

GUADALUPE MCGLASHAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HAICHOU FAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HAMID AMERIAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HEI LAP YU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HERBER HURD	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HIRONOBU YASUUMI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

12

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
HIROSHI ITO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HITOMI IMAMURA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HONG LAM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HOWARD CHAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HOWARD GE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HOWARD MORGAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HOWARD WYLIE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HSIN-YEN YEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HUA YU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HUGO JERONIMO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

HUONG DO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

IAN LINCOLN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ILONA ANTOLIK	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

13

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
INA MARIE DALURAYA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

IVAN PETROV	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JACOB CRUZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JACQUELINE MONFORT	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JAMES BRODIE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JAMES CHEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JAMES HOLLIDAY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JAMES MCCARTNEY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JAMES MCGUINESS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JAMES PEKAREK	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JAMES RIEDINGER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JAMES SARGE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JAMES STOGSDILL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

14

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
JANICE BILBAO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JASON SHANGKUAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JEFFREY FLORENCE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JENNIFER DIAMONON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JENNIFER NGUYEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JENNIFER ROBERTSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JENNY CHEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JEREMY HALL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JESSE BANKS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JESSE PALACIOS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JEW-DONG KUO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JIM BERNARDI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JIN BOON ONG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

15

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
JINHUA ZHAO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JINLIANG CHEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOANN NAMAULEG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOANNE LUM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOEL LIUDAHL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOHN GALLIPEAU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOHN GREENE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOHN HAHN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOHN JACOBSEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOHN KYFFIN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOHN SWENSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOHN YEE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JON BOERU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

16

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
JOSE AMAYA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOSE ANTELO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOSE COLLAZO-RAMOS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOSE TEJEDA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOSEMARIA TOSCANO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOSEPH FATULA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOSEPH FATULA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOSEPH SCHELL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOSH RANDALL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JOSHUA WINKLER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

JUSTO GRACIANO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KAORI OKAMURA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KAREN SETH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

17

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
KARIN DUN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KARL SHIEH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KEITH GRASS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KEITH MARCHAND	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KEN OBATA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KENNETH LEE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KEVIN BURKE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KEVIN JUNG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KEVIN LANE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KEVIN MATSUMOTO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KEVIN TZOU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KEYVAN KEYHANI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KIRK GARRISON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

18

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
KISHORE MAHARAJ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KIT BLANKE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

KRISTINE THOMPSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LAI NEO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LAILA BANIAHMAD	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LARRY KILCREASE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LATHA DAYALAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LAURA BEATY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LAURA CHUNG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LAURA PITTS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LAUREN BRETHAUER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LAURIN CHERIE CHICHKANOFF	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LEE STEWART	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

19

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
LEE WIBBELS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LEE WIEGREFE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LEO LUMBRERAS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LEONA TONG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LEONTE ARGUELLO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LIANGYU TANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LIEH WANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LINH NGUYEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LISA MCINTYRE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LLOYD HAWKS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LOAN VU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LORICE AKERS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LOU ANN DOUGHERTY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

20

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
LUCIA MARTIN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LUIS MARTINEZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LUIS RODRIGUEZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

LYNDA FOONG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MAHESH CHANDRAMOULI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MAHESH WASHIKAR	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MAKI ISHIDA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MANICKAM SHIVAJI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MARCUS BRYANT	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MARCUS CHANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MARICIA TENEDORA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MARITZA NODA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MARK CARVALHO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

21

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
MARK DAVIS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MARK PENDLETON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MARK WHITSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MARTIN CARUSA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MARTIN DELGADO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MATTHEW HOANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MATTHEW MCCLINTOCK	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MAXIM VOLOVICH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MAYANK RAJA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MAYLIN GAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL CHANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL COOKSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL HOFMANN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

22

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
MICHAEL HORVATH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL HUBER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL INGAMELLS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL KERMAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL KROLAK	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL MAGILL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL PATTERSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL SHORTS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL SICURO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHAEL THOMPSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHEL PHARAND	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHELE TIMMONS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHELE VAN LANINGHAM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

23

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
MICHELLE NGUYEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MICHELLE WALLEY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MIKE HENSLEY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MILDRED SOUTHARD	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MING CHOW	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MINH NGUYEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MONIQUE BUI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MOTOKI MINAMIYAMA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

MYRON LEE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

NANCY RYAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

NATIVIDAD OBENZA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

NAZANIN NOORSALEHI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

NEBOJSA PESIC	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

24

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
NEETA PRAMANIK	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

NELSON LUU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

NICA TANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

NICHOLAS KUNESH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

NORMA RILEY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PABLO GONZALEZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PAMELA MAH GERNALE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PATRICK O’NEAL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PATRICK REILLEY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PATRICK STAFFORD	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PAUL STACHURA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PAULA LUPRIORE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PAULO DACRUZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

25

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
PE CHENG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PERRY HOVANIC	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PHILIP BURRELL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PRADIP KUCHIBHATLA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PRANAV DESAI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PRASHANT THANEKAR	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PRAVEEN GUPTA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

PREETI PANDE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

QING YANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

QUANG NGO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RAJEEV THAKUR	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RAJINESH KUMAR	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RAKESH BHATNAGAR	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

26

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
RAKESHWAR RAM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RAMA PRABHA KAIPA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RAMACHANDRAN ANANTHAKRISHNAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RAMANA REDDY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RANDALL CLEGG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RAUL GOMEZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RAVI PENDSE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RAYMOND MARTIN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

REBECCA SPENCER	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

REUBEN LOPEZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

REYNALDO TANINGCO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

REZA KHORSAND	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICARDO BRIGGS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

27

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
RICARDO SAMANIEGO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICHARD DOW	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICHARD FURUYA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICHARD GOULD	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICHARD GURO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICHARD JANNEY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICHARD LARSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICHARD MARCHANT	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICHARD MAZZARELLA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICHARD VIGURS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICK GARCIA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RICKY BLAIR	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RITA RINKUS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

28

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
ROANH MAI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROBERT AIKEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROBERT BISHOP	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROBERT CARLSON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROBERT DEAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROBERT DOBBIN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROBERT FERRILL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROBERT KANE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROBERT NETSCH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROBERT PRICE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROBERTA DEAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RODRIGO ILLANES	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROLLAND KWOK	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

29

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
RON SPARROWGROVE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RONALD PIET	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROSE MARIE CABIGON- BORSBERRY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROSE ROACHELL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROUMEN DEYANOV	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

ROYDEN TONOMURA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RUBEN LOPEZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RUBIELA ARGUELLO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RUTH SONDERGAARD	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

RYAN POPE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SALAMATULLA MOHAMMED	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SAM KANE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SAM NICOLOSI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

30

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
SAMEER ABU-ZAID	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SAMEER JAIN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SAMUEL RAPHAELSOHN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SANDY KLEES	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SANJA PRSTOJEVIC	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SEIJI KAWANO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SHANNON HAYES	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SHANNON LUNT	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SHARON NASLUND	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SHARRON KEEGAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SHERRY JENNINGS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SOHAIL SAJID	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SOMPHONE SAYAVONG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

31

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
SONG CHEA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STANLEY WU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STELLA KIM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STEPHANE LEBORGNE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STEPHANIE VALDEZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STEPHEN AU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STEPHEN DEBENHAM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STEPHEN HOUIDOBRE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STEPHEN SCHWARTZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STEVE FONG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STEVEN ENFIELD	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STEVEN HO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

STEVEN LOMAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

32

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246

Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
STUART CURRIE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SU-MIN CHENG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SUNG AHN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SURINDER DHILLON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SUSAN HARRSCH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SUSAN WATKINS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SUSHIL DUTT	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SYLVIA DURAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

SYLVIA TSUI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

TADASHI CHIBA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

TAHER TAHERI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

TAKEYOSHI FUKUMAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

TAPAN PAREKH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

33

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
TATSUICHIRO INOUE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TED CHING	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TEHMAY LIU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TERESA GARCIA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TERESA SHERMAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TERESA TSOU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TERRANCE NEAL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THANH NGUYEN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THANH VAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THEODORE EMERSON JR.	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THEODORE ROGERS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THINH LUU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THOMAS DE ROCHIE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

34

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
THOMAS FRY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THOMAS GALL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THOMAS GORDON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THOMAS KENDALL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THOMAS LEITZKE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
THUYTRANG HO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TIMOTHY LENIHAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TIMOTHY PERCOSAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TIMOTHY YOAS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TINA CHIU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TONI GUCKERT	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TONIE SALTZMAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TONY DAI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

35

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
TOU VANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TRI LAM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
TU NGOC TRAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
URMILA VERGIS	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
VANCE WADLINGTON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
VERNON KIU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
VIRGIE JOSOL	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
VISHNU RAMACHANDRAN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
VLADIMIR VENGRINOVICH	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
WADE BANTZ	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
WEI CHUN CHOU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
WENDEL HOFMANN	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
WILLIAM GENDRON	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

36

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
WILLSON YU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
XIAOHONG LIU	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
XIAOMING WANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
XIAOYONG LUO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
XIN CUI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
YAMIN AZIM	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
YANG WANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
YETENDRA SHARMA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
YI QUAN PIAO	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
YOLANDA MA	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
YOLANDA PALOMARES	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
YOSHIKO SUZUKI	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
YUKO MAY	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

37

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-1
Priority Claims — Employee Liabilities

					Claim	Priority	Total
Name	Address	C	U	D	Amount	Claim	Claim
YUNQUN WANG	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined
ZHAOLIN XIE	ADDRESS AVAILABLE UPON REQUEST	☑	☑	☐	Undetermined	Undetermined	Undetermined

					$0	$0	$0

38

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit E-2
Tax Creditor’s Holding Unsecured Priority Claims.

Total
Name	Address	City, State & Zip	C	U	D	Claim
ARIZONA DEPARTMENT OF REVENUE	1600 W. MONROE	PHOENIX, AZ 85007-2650	☑	☑	☐	Undetermined
COLORADO DEPARTMENT OF REVENUE	1375 SHERMAN ST.	DENVER, CO 80261-0013	☑	☑	☐	Undetermined
FLORIDA DEPARTMENT OF REVENUE	5050 WEST TENNESSEE STREET	TALLAHASSEE, FL 32399-0100	☑	☑	☐	Undetermined
IDAHO STATE TAX COMMISSION	800 PARK BLVD., PLAZA IV	BOISE, ID 83712	☑	☑	☐	Undetermined
MARYLAND STATE COMPTROLLER	80 CALVERT STREET	ANNAPOLIS, MD 21404	☑	☑	☐	Undetermined
MASSACHUSSETTS DEPARTMENT OF REVENUE	100 CAMBRIDGE ST.	BOSTON, MA 02114	☑	☑	☐	Undetermined
MINNESOTA DEPARTMENT OF REVENUE	600 NORTH ROBERT ST.	ST. PAUL, MN 55101	☑	☑	☐	Undetermined
NEW YORK DEPARTMENT OF REVENUE	SALES TAX AUDIT BUREAU	ALBANY, NY 12227	☑	☑	☐	Undetermined
PENNSYLVANIA DEPARTMENT OF REVENUE	BUREAU OF BUSINESS TRUST FUND TAXES	HARRISBURG, PA 17128-0905	☑	☑	☐	Undetermined
STATE OF CALIF. BOARD OF EQUALIZATION	450 N STREET	SACRAMENTO, CA 95814	☑	☑	☐	Undetermined
STATE OF NEW JERSEY	DIVISION OF TAXATION	TRENTON, NJ 08695-0281	☑	☑	☐	Undetermined
TEXAS STATE COMPTROLLER	LYNDON B. JOHNSON STATE OFFICE BUILDING	AUSTIN, TX 78774	☑	☑	☐	Undetermined
VERMONT DEPARTMENT OF TAXES	VT DEPARTMENT OF TAXES VERMONT DEPARTMENT OF TAXES	MONTPELIER, VT 05633-1401	☑	☑	☐	Undetermined
WASHINGTON STATE DEPARTMENT OF REVENUE	TAXPAYER ACCOUNT ADMINISTRATION	OLYMPIA, WA 98504-7476	☑	☑	☐	Undetermined

1

6/4/2009
UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
SCHEDULE F — CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS
State the name, mailing address, including zip code, and account number, if any, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the filing of the petition. Do not include claims listed in Schedule D and E. If all creditors will not fit on this page, use the continuation sheet provided.
If any entity other than a spouse in a joint case may be liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete schedule H — Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an “H”, “W”, “J”, or “C” in the column labeled “Husband, Wife, Joint, or Community.”
If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)
Report total of all claims listed on the schedules in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.
☐ Check this box if debtor has no unsecured nonpriority claims to report on this Schedule F.

CREDITOR’S NAME
AND MAILING
ADDRESS INCLUDING		DATE CLAIM WAS INCURRED AND		TOTAL AMOUNT
ZIP CODE	CODEBTOR	CONSIDERATION FOR CLAIM	C U D	OF CLAIMS
See Exhibit F-1 immediately following Schedule F		Trade Payables	☐ ☐ ☐	$8,896,299
			☐ ☐ ☐
			☐ ☐ ☐
			☐ ☐ ☐
			☐ ☐ ☐
			☐ ☐ ☐
			☐ ☐ ☐
			☐ ☐ ☐
			☐ ☐ ☐
	16	total continuation sheets attached	Total	$8,896,299

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
SPECIFIC NOTES REGARDING SCHEDULE F
Creditors Holding Unsecured Nonpriority Claims
The Debtor has used reasonable best efforts to list all unsecured claims against the Debtor on Schedule F based upon the Debtor’ existing books and records.
Schedule F does not include certain deferred credits, deferred charges, deferred liabilities, accruals, or Debtor’s reserves. Such amounts are Debtor’s estimates of liabilities and do not represent specific claims as of the Petition Date; however, such amounts are reflected on the Debtor’s books and records as required in accordance with GAAP. Such accruals are Debtor’s estimates of liabilities and do not represent specific claims as of the Petition Date.
Schedule F does not include certain reserves for potential unliquidated contingencies that historically were carried on the Debtor’s books as of the Petition Date; such reserves were for potential liabilities only and do not represent actual liabilities as of the Petition Date.
The claims listed in Schedule F arose or were incurred on various dates. In certain instances, the date on which a claim arose is an open issue of fact. Although commercially reasonable efforts have been made to identify the date of incurrence of each claim, determining the date upon which each claim in Schedule F was incurred or arose would be unduly burdensome and cost prohibitive and, therefore, the Debtor does not list a date for each claim listed on Schedule F.
Schedule F reflects the prepetition amounts owing to counterparties to executory contracts and unexpired leases. Such prepetition amounts, however, may be paid in connection with the assumption, or assumption and assignment, of an executory contract or unexpired lease. In addition, Schedule F does not include rejection damage claims of the counterparties to the executory contracts and unexpired leases that have been or may be rejected, to the extent such damage claims exist.
Except in certain limited circumstances, the Debtor has not scheduled contingent and unliquidated liabilities related to guaranty obligations on Schedule F. Such guaranties are, instead, listed on Schedule G.
The claims of individual creditors for, among other things, goods, services, or taxes listed on the Debtor’s books and records may not reflect credits or allowances due from such creditors. The Debtor reserves all of its rights in respect of such credits or allowances. The dollar amounts listed may be exclusive of contingent or unliquidated amounts.
Unless the Debtor was required to pay ancillary costs, such as freight, miscellaneous fees and taxes, such costs are not included in the liabilities scheduled, as such amounts do not represent actual liabilities of the Debtor.

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
2929 PARTNERS, LTD.	17950 PRESTON ROAD SUITE 250	DALLAS, TX 75252	TRADE DEBT	☐	☐	☐	$1,451
A AND ONE PRECISION ENGINEERING PTE LTD	BLK 30 LOYANG WAY #03-08 LOYANG INDUSTRIAL ESTATE LEONG WANG	SINGAPORE, 508769	TRADE DEBT	☐	☐	☐	$2,477
ABTECH SUPPORT	2042 CORTE DEL NOGAL #D BRETT WILSON	CARLSBAD, CA 92011-1438	TRADE DEBT	☐	☐	☐	$1,530
ABX ENGINEERING	880 HINCKLEY ROAD JEFF BULLIS	BURLINGAME, CA 94010-1503	TRADE DEBT	☐	☐	☐	$7,025
ACCO	525 LAURELWOOD ROAD RANDY WATTS	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$15,490
ACCU-IMAGE, INC.	193 COMMERCIAL STREET DARREN ONEIL	SUNNYVALE, CA 94086	TRADE DEBT	☐	☐	☐	$10,781
ACT TELECONFERENCING SVCS	P.O. BOX 1857	ENGLEWOOD, CO 80150	TRADE DEBT	☐	☐	☐	$663
ADVANTECH CORPORATION	38 TESLA SUITE 100 ROXANNE X114	IRVINE, CA 92618	TRADE DEBT	☐	☐	☐	$1,704
AERONET WORLDWIDE	42 CORPORATE PARK SUITE 150 JOHN BAISEY	IRVINE, CA 92606	TRADE DEBT	☐	☐	☐	$65,565
AETNA LIFE INS.	MAP — UNIT 3 151 FARMINGTON AVE.	HARTFORD, CT 06156-1269	TRADE DEBT	☐	☐	☐	$3,228
AIR LIQUIDE AMERICA CORP	46409 LANDING PARKWAY	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$2,251
ALAMEDA COUNTY WATER DISTRICT	43885 SOUTH GRIMMER BLVD.	FREMONT, CA 94538-6348	TRADE DEBT	☐	☐	☐	$590
ALANTAC TECHNOLOGY LTD.	BLK 3014A UBI ROAD 1 #01-02 WILSON	SINGAPORE, 408703	TRADE DEBT	☐	☐	☐	$124
ALCOTEC PRECISION ENG. PTE LTD	BLK 31, DEFU LANE 10, #04-68	SINGAPORE, 539212	TRADE DEBT	☐	☐	☐	$18,091
ALL AMERICAN	230 DEVCON DRIVE KATHLEEN	SAN JOSE, CA 95112	TRADE DEBT	☐	☐	☐	$1,606
ALLIANCE BEARING IND.	14745 ARMINTA ST.	VAN NUYS, CA 91402	TRADE DEBT	☐	☐	☐	$8,179
ALLIED WASTE SERVICES	PO BOX 78460 ALAMEDA COUNTY	PHOENIX, AZ 85062-8460	TRADE DEBT	☐	☐	☐	$2,715
ALPHA EMS CORPORATION	44193 S.GRIMMER BLVD. ERIC CHANG	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$23,731

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
AMERICAN EXPRESS	TRAVEL RELATED SVCS. CO., INC P.O.BOX 360001	FT. LAUDERDALE, FL 33336-0001	TRADE DEBT	☐	☐	☐	$58,226
AMERICAN LUNG ASSOCIATION	1301 PENNSYLVANIA AVE., NW SUITE 800	WASHINGTON, DC 20004	TRADE DEBT	☐	☐	☐	$100
AMERICAN MESSAGING	P.O. BOX 15110	ALBANY, TX 12212-5110	TRADE DEBT	☐	☐	☐	$186
AMERICAN URETHANE, INC.	1905 BETSON CT. JAN TAPLEY	ODENTON, MD 21113	TRADE DEBT	☐	☐	☐	$1,504
AMERITAS LIFE INSURANCE CORP.	2950 BUSKIRK AVENUE SUITE 300 CANDACE H.	WALNUT CREEK, CA 94597	TRADE DEBT	☐	☐	☐	$1,614
AMETEK PITTMAN, INC.	343 GODSHALL DRIVE NANCY	HARLEYSVILLE, PA 19438	TRADE DEBT	☐	☐	☐	$7,126
ANAHEIM AUTOMATION, INC.	910 E ORANGEFAIR LANE TERI BINDER	ANAHEIM, CA 92801	TRADE DEBT	☐	☐	☐	$39
ANTHEM BLUE CROSS			TRADE DEBT	☐	☐	☐	$71,912
ANTHONY SANTELLI	8622 SKYLAND DR	NIWOT, CO 80503	TRADE DEBT	☐	☐	☐	$18,900
AON CONSULTING INC.	P.O. BOX 100137	PASADENA, CA 91189-0137	TRADE DEBT	☐	☐	☐	$15,400
APERIAN GLOBAL, INC.	394 PACIFIC AVENUE, SUITE 310	SAN FRANCISCO, CA 94111	TRADE DEBT	☐	☐	☐	$3,324
APPLE RIDGE FUNDING	40 APPLE RIDGE ROAD WENDELYN E.	DANBURY, CT 6810	TRADE DEBT	☐	☐	☐	$70,671
APPLIED CERAMICS, INC.	48630 MILMONT DRIVE SHUNSUKE ENY	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$55,484
APPLIED INDUSTRIAL TECH.	22510 NETWORK PLACE EARL MEYERS	CHICAGO, IL 60673-1225	TRADE DEBT	☐	☐	☐	$789
APPLIED PRECISION	3320 EDWARD AVE NORM/ALICIA	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$6,933
ARAMARK UNIFORM SERVICES INC.	P.O.BOX 5034 HAZEL	HAYWARD, CA 94540-5034	TRADE DEBT	☐	☐	☐	$1,186
ARRK PRODUCT DEVP GROUP	8880 REHCO RD, SUITE A MICHAEL SHAY	SAN DIEGO, CA 92121	TRADE DEBT	☐	☐	☐	$7,808
ARROW COMPONENTS SOLUTIONS	3000 BOWERS AVE. GARY VOLK	SANTA CLARA, CA 95051	TRADE DEBT	☐	☐	☐	$695
AS ONE TECHNOLOGIES, INC.	5572 SMETANA DRIVE	MINNETONKA, MN 55343	TRADE DEBT	☐	☐	☐	$12,375
ASCENX TECHNOLOGIES, INC.	1905 TAROB COURT TIM BACH	MILPITAS, CA 95035	TRADE DEBT	☐	☐	☐	$1,170

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
ASSEMBLY SYSTEMS INC.	16595 ENGLEWOOD AVE MALCOLM MACD	LOS GATOS, CA 95032	TRADE DEBT	☐	☐	☐	$563
ASSOCIATED SPRING RAYMOND	6180 VALLEY VIEW AVE	BUENA PARK, CA 90620	TRADE DEBT	☐	☐	☐	$111
AT AND T	P.O.BOX 78152	PHOENIX, AZ 85062-8152	TRADE DEBT	☐	☐	☐	$18,806
AT AND T WIRELESS	NATIONAL BUSINESS SERVICES P.O.BOX 78405	PHOENIX, AZ 85062-8405	TRADE DEBT	☐	☐	☐	$19,379
ATR INTERNATIONAL INC.	DEPT 33037 P.O. BOX 39000	SAN FRANCISCO, CA 94139-3037	TRADE DEBT	☐	☐	☐	$3,000
AUTOMATION CONTROLS GROUP, INC.	743 CAMDEN AVENUE	CAMPBELL, CA 95008	TRADE DEBT	☐	☐	☐	$51
AVAYA INC.	P.O. BOX 10193	VAN NUYS, CA 91410-0193	TRADE DEBT	☐	☐	☐	$5,066
BAY SEAL CORPORATION	1550 W WINTON AVE	HAYWARD, CA 94545	TRADE DEBT	☐	☐	☐	$5,323
BAYMOTION, INC.	2965 SOUTHWOOD DRIVE PAT O’GRADY	ALAMEDA, CA 94501	TRADE DEBT	☐	☐	☐	$17,628
BEARING ENGINEERS	27 ARGONAUT	ALISO VIEJO, CA 92656	TRADE DEBT	☐	☐	☐	$1,016
BISCO INDUSTRIES INC.	1500 N LAKEVIEW AVENUE	ANAHEIM, CA 92807	TRADE DEBT	☐	☐	☐	$143
BISHOP WISECARVER CORP.	2104 MARTIN WAY NANCY G.	PITTSBURG, CA 94565	TRADE DEBT	☐	☐	☐	$5,655
BIZLINK TECH (S.E.A) SDN BHD	LOT 5361, LORONG JELAWAT 2 SEBERANG JAYA PATRICK TAN	PENANG, 13700	TRADE DEBT	☐	☐	☐	$944
BIZLINK TECHNOLOGY CORP.	44911 INDUSTRIAL DRIVE FRANK HAO	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$2,024
BLUE CROSS OF CALIFORNIA	2121 N. CALIFORNIA BLVD. 7TH FLOOR SALLY G.	WALNUT CREEK, CA 94956	TRADE DEBT	☐	☐	☐	$46,075
BOSCH REXROTH PTE LTD	15D TUAS ROAD TRACY LIM	SINGAPORE, 638520	TRADE DEBT	☐	☐	☐	$7,015
BOWNE OF LOS ANGELES, INC.	18050 CENTRAL AVENUE	CARSON, CA 90746-4006	TRADE DEBT	☐	☐	☐	$14,380
BRECOFLEX CO.,L.L.C.	222 INDUSTRIAL WAY WEST GARY FAULKEN	EATONTOWN, NJ 7724	TRADE DEBT	☐	☐	☐	$29,131

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
BROOKS AUTOMATION INC.	GARTENSTRASSE 19 CHRISTINE	MISTELGAU, D-95490	TRADE DEBT	☐	☐	☐	$549
BUSINESSWIRE CORPORATION	P.O.BOX 45348	SAN FRANCISCO, CA 94145-0348	TRADE DEBT	☐	☐	☐	$2,355
CAD CONNECTION	660 SUGAR PINE ROAD LARRY H.	SCOTTS VALLEY, CA 95066	TRADE DEBT	☐	☐	☐	$4,760
CARTUS CORPORATION	2770 YGNACIO VALLEY ROAD SUITE 210	WALNUT CREEK, CA 94598	TRADE DEBT	☐	☐	☐	$57,913
CDW COMPUTERS	200 N. MILWAUKEE AVENUE MIKE GYLNN	VERNON HILLS, IL 60061	TRADE DEBT	☐	☐	☐	$5,557
CELLOTAPE	47623 FREMONT BOULEVARD	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$205
CENTRAL COMMUNICATIONS	11830 PIERCE STREET SUITE 100 AMANDA SCHUT	RIVERSIDE, CA 92505	TRADE DEBT	☐	☐	☐	$565
CIREXX	791 NUTTMAN STREET SANJAY	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$4,118
CITTI’S FLORIST	800 SCOTT BLVD.	SANTA CLARA, CA 95050	TRADE DEBT	☐	☐	☐	$218
CLUB SPORT	46650 LANDING PARKWAY	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$1,684
COMPUTERSHARE SHAREHOLDER	SERVICES, INC. 250 ROYALL STREET JEFF SEIDERS	CANTAN, MA 2021	TRADE DEBT	☐	☐	☐	$3,873
CORPORATE EXPRESS	P.O. BOX 71052 TERI	CHICAGO, IL 60694-1052	TRADE DEBT	☐	☐	☐	$4,370
CORT FURNITURE RENTAL	6700 SANTA RITA ROAD SUITE C	PLEASANTON, CA 94588	TRADE DEBT	☐	☐	☐	$760
CTS CORPORATION	5550 HELLYER AVENUE ROBERT V.	SAN JOSE, CA 95138	TRADE DEBT	☐	☐	☐	$2,250
CYMATIX INC	1160 INDUSTRIAL AVE., STE J RANDY WETZ	PETALUMA, CA 94952	TRADE DEBT	☐	☐	☐	$11,658
DANAHER MOTION	501 WEST MAIN STREET DONNA S.	RADFORD, VA 24141	TRADE DEBT	☐	☐	☐	$478
DATA SAFE	POST OFFICE BOX 7794 O. MOORE	SAN FRANCISCO, CA 94120	TRADE DEBT	☐	☐	☐	$3,458
DAVIDSON GROUP LLC	PO BOX 105 BARRY	BOXFORD, MA 1921	TRADE DEBT	☐	☐	☐	$2,805
DEAN LEWIS	21650 CLOUD WAY	HAYWARD, CA 94545	TRADE DEBT	☐	☐	☐	$209

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
DECON TECHNOLOGIES, INC.	1132 WALSH AVE. HUGH EDEN	SANTA CLARA, CA 95050	TRADE DEBT	☐	☐	☐	$900
DELECTABLES, INC.	1485 FRANKLIN ST.,	SANTA CLARA, CA 95050	TRADE DEBT	☐	☐	☐	$2,142
DELOITTE AND TOUCHE LLP	1700 MARKET ST	PHILADELPHIA, PA 19103	TRADE DEBT	☐	☐	☐	$23,800
DELTRAN PT CORP	45 HAZELWOOD DR. TONY LORRING	AMHERST, NY 14228	TRADE DEBT	☐	☐	☐	$3,089
DHL EXPRESS (USA) INC.	PO BOX 60000-FILE 30692 MARC S.	SAN FRANCISCO, CA 94160	TRADE DEBT	☐	☐	☐	$26,733
DIGI KEY	701 BROOKS AVENUE SOUTH	THIEF RIVER FALLS, MN 56701	TRADE DEBT	☐	☐	☐	$6,710
DIMENSIONAL INSPECTION LABS	35481 DUMBARTON CT.	NEWARK, CA 94560	TRADE DEBT	☐	☐	☐	$4,745
DISCTECH INTERNATIONAL, INC.	301 LAURELWOOD ROAD DIETER BERTS	SANTA CLARA, CA 95054-2312	TRADE DEBT	☐	☐	☐	$8,545
E*TRADE BUSINESS SOLUTIONS	4500 BOHANNON DRIVE	MENLO PARK, CA 94025	TRADE DEBT	☐	☐	☐	$2,170
ECO-SNOW SYSTEMS LLC	575 MOUNTAIN AVE. SCOTT S.	MURRAY HILL, NJ 7974	TRADE DEBT	☐	☐	☐	$12,500
ELITE NETWORK, INC.	444 CASTRO STREET, SUITE 920	MOUNTAIN VIEW, CA 94041	TRADE DEBT	☐	☐	☐	$31,250
ENGINEERING SUPPORT SERVICES	P.O. BOX 36256 TIM MOSENFEL	SAN JOSE, CA 95158	TRADE DEBT	☐	☐	☐	$1,525
ERNST AND YOUNG LLP	DEPT. 6793	LOS ANGELES, CA 90084-6793	TRADE DEBT	☐	☐	☐	$44,813
EXCEL CNC MACHINING, INC.	3185 DE LA CRUZ BLVD.	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$6,547
FACILITIES MAINTENANCE SERVICE	266 GIFFORD AVENUE	SAN JOSE, CA 95110	TRADE DEBT	☐	☐	☐	$17,975
FASTPITCH VIDEO SERVICES, LLC	1295 IDYLBERRY ROAD MARK A.	SAN RAFAEL, CA 94903	TRADE DEBT	☐	☐	☐	$261
FEDERAL EXPRESS	P.O. BOX 7221	PASADENA, CA 91109-7321	TRADE DEBT	☐	☐	☐	$102
FENNER DRIVES	311 W. STEIGEL STREET DENNIS EDWAR	MANHEIM, PA 17545-1010	TRADE DEBT	☐	☐	☐	$12,623
FIRST ADVANTAGE BACKGROUND SVC	P.O. BOX 403532	ATLANTA, GA 30384-3532	TRADE DEBT	☐	☐	☐	$40
FLEXLINE LLC	1394 TULLY ROAD, STE 201 JOHN OLDHAM	SAN JOSE, CA 95122	TRADE DEBT	☐	☐	☐	$4,300

5

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
FLEXTRONICS MANUFACTURING, SG PTE	31 JOO KOON CIRCLE ATTN: MICHAEL HARTUNG	SINGAPORE, 629108	TRADE DEBT	☐	☐	☐	$4,718,596
FMA, INC.	5713 INDUSTRY LANE, SUITE 50 CINDY	FREDERICK, MD 21704	TRADE DEBT	☐	☐	☐	$176
FORCE ELECTRONICS	477 GIANNI STREET	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$1
GARTNER INC.	12600 GATEWAY BLVD. VICTOR	FT MYERS, FL 33913	TRADE DEBT	☐	☐	☐	$15,000
GELCO INFORMATION NETWORK	10700 PRAIRIE LAKES DRIVE	EDEN PRAIRIE, MN 55344-3886	TRADE DEBT	☐	☐	☐	$7,893
G-ELECTRONICS	3 TFUTSOT ISREAL STREET	GIVATAYIM, 53583	TRADE DEBT	☐	☐	☐	$4,275
GENTEC MANUFACTURING INC	2241 RINGWOOD AVE. MARK J. DIAZ	SAN JOSE, CA 95131	TRADE DEBT	☐	☐	☐	$58
GLOBAL CROSSING CONFERENCING	1499 WEST 121ST AVENUE	WESTMINSTER, CO 80234-3429	TRADE DEBT	☐	☐	☐	$10,209
GLOBALSTAR TRAVEL MGMT CORP.	4701 PATRICK HENRY DR. BLDG.#9	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$10,735
GOOGLE INC.	1600 AMPHITHEATRE PKWY	MOUNTAIN VIEW, CA 94043	TRADE DEBT	☐	☐	☐	$6,783
GRAINGER	1430 SAN MATEO AVE ACCT.# 85401	S.SAN FRANCISCO, CA 94080	TRADE DEBT	☐	☐	☐	$480
GREATLAND CORPORATION	P.O. BOX 1157	GRAND RAPIDS, MI 49501	TRADE DEBT	☐	☐	☐	$323
GREENTREE SYSTEMS, INC.	1686 DELL AVENUE DEB JOHNSON	CAMPBELL, CA 95008-6901	TRADE DEBT	☐	☐	☐	$4,240
HAL MASAMORI	1082 WINDSOR ST HAL	SAN JOSE, CA 95129-2839	TRADE DEBT	☐	☐	☐	$6,305
HAZARD COMMUNICATIONS SYSTEMS, INC.	P.O.BOX 1174 DONNA POSTAS	MILFORD, PA 18337	TRADE DEBT	☐	☐	☐	$173
HERTZ CORPORATION	PO BOX 121124 NANCY DEPPE	DALLAS, TX 75312-1124	TRADE DEBT	☐	☐	☐	$2,121
HEWLETT-PACKARD	8000 FOOTHILLS BLVD. MS 5518	ROSEVILLE, CA 95747-9987	TRADE DEBT	☐	☐	☐	$45,000
HRXCEL, LLC	3436 TORINGDON WAY SUITE 300	CHARLOTTE, NC 28277	TRADE DEBT	☐	☐	☐	$29,148
HYATT LEGAL PLANS INC.	P.O.BOX 501003	ST. LOUIS, MO 63150-1003	TRADE DEBT	☐	☐	☐	$2,200
IGUS, INC.	P.O. BOX 14349 SALES	E. PROVIDENCE, RI 02914-0349	TRADE DEBT	☐	☐	☐	$106

6

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
IJJ ENGINEERING	6276 SAN IGNACIO AVE SUITE A MARK J.	SAN JOSE, CA 95119	TRADE DEBT	☐	☐	☐	$1,175
IMPRESS PUBLIC RELATIONS, INC.	5301 E. CLAIRE DRIVE MARTIN P.	SCOTTSDALE, AZ 85254	TRADE DEBT	☐	☐	☐	$10,400
INDUSTRIAL PROFILE SYSTEMS	P.O.BOX 201809 LISA FREUND	HOUSTON, TX 77216-1809	TRADE DEBT	☐	☐	☐	$93
INFINITY QUICK TURN MATERIAL	SOLUTIONS, INC. 4063 CLIPPER COURT TERI PARKER	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$17,829
INFO-HOLD, INC.	4120 AIRPORT ROAD BRYAN CREED	CINCINNATI, OH 45226	TRADE DEBT	☐	☐	☐	$397
INLAND METAL INDUSTRIES	3245 DEPOT RD. STAN SUTTON	HAYWARD, CA 94545	TRADE DEBT	☐	☐	☐	$564
INNOVATED PACKAGING	38505 CHERRY ST. UNIT C	NEWARK, CA 94560	TRADE DEBT	☐	☐	☐	$10,284
INTEGRA TELECOM	3540 EAST BASELINE ROAD SUITE 150 DUNSTON S.	PHOENIX, AZ 85042	TRADE DEBT	☐	☐	☐	$665
INTERTEK	1365 ADAMS COURT KEN MILLS	MENLO PARK, CA 94025	TRADE DEBT	☐	☐	☐	$21,516
ISOFT CONSULTING GROUP, INC.	2016 SWANSEA COURT ANANT ANAUKA	SAN JOSE, CA 95132-2060	TRADE DEBT	☐	☐	☐	$14,000
JAM ENTERPRISES	1198 NORMAN AVE JOE	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$50
JAPANESE CHAMBER OF COMMERCE	1875 SO. GRANT STREET SUITE 760 OF NOTHERN CALIFORNIA	SAN MATEO, CA 94402	TRADE DEBT	☐	☐	☐	$2,400
JASPER ELECTRONICS	1580 NORTH KELLOGG DRIVE	ANAHEIM, CA 92807	TRADE DEBT	☐	☐	☐	$647
JOE THE GREEK	1830 MILMONT DR. BADIA	MILPITAS, CA 95035	TRADE DEBT	☐	☐	☐	$89
KABEL SCHLEPP AMERICA	7100 W. MARCIA ROAD MARK BURRELL	MILWAUKEE, WI 53223-3363	TRADE DEBT	☐	☐	☐	$1,344
KAISER FOUNDATION HEALTH PLAN	FILE # 73029 P.O.BOX 600000	SAN FRANCISCO, CA 94160-3029	TRADE DEBT	☐	☐	☐	$120,061
KAMAN INDUSTRIAL	316 LITTLEFIELD AVE ED HART	S SAN FRANCISCO, CA 94080	TRADE DEBT	☐	☐	☐	$77
KATHERINE PILEWSKIE	8359 NIWOT MEADOW FARM RD.	NIWOT, CO 80503	TRADE DEBT	☐	☐	☐	$1,400
KIM PARKER ASSOCIATES, INC.	430 EVANS ROAD KIM PARKER	MILPITAS, CA 95035	TRADE DEBT	☐	☐	☐	$450

7

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
KNO SYSTEMS	P.O. BOX 1403 KITTY NG	MILLBRAE, CA 94030	TRADE DEBT	☐	☐	☐	$5,874
LAB SAFETY SUPPLY, INC.	PO BOX 5004 ACCOUNT # 5260277	JANESVILLE, WI 53547-5004	TRADE DEBT	☐	☐	☐	$68
LAKEVIEW GROUP LIMITED	4205 MOWRY AVENUE	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$1,115
LASCHI REALTY TRUST	150 MAIN STREET	READING, MA 1867	TRADE DEBT	☐	☐	☐	$550
LEE HECHT HARRISON, INC.	DEPT CH#10544	PALATINE, IL 60055-0544	TRADE DEBT	☐	☐	☐	$11,000
LEE SPRINGS CO.	1462-62ND STREET JEANETTE FUE	BROOKLYN, NY 11219	TRADE DEBT	☐	☐	☐	$1,151
LEGACY PARTNERS I FREMONT, LLC	4000 EAST THIRD AVENUE SUITE 600	FOSTER CITY, CA 94404	TRADE DEBT	☐	☐	☐	$142,871
LHY ENGINEERING (S) PTE LTD	BLK 5000 #01-10 ANG MO KIO AVE TECHPLACE II KENNY LIM	SINGAPORE, 569870	TRADE DEBT	☐	☐	☐	$3,513
LIGHTHOUSE WORLDWIDE SOLUTIONS	46501 LANDING PARKWAY	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$1,870
LIN ENGINEERING	C/O LORRING AND ASSOCIATES 1990 RUSSELL AVE. VIVIAN	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$9,465
LINEAR INDUSTRIES, LTD.	1850 ENTERPRISE WAY	MONROVIA, CA 91016	TRADE DEBT	☐	☐	☐	$2,851
LOGIX COMMUNICATIONS, LP	15301 SPECTRUM DRIVE SUITE 330 NATHAN ADAIR	ADDISON, TX 75001	TRADE DEBT	☐	☐	☐	$591
LONGVIEW OF AMER., DBA: LONGVIEW SOLUT.	EIGHT TOWER BRIDGE 161 WASHINGTON ST., STE 750 ATTN: MARY MOSS	CONSHOHOCKEN, PA 19428	TRADE DEBT	☐	☐	☐	$124,736
LUCERO CABLES, INC.	193 STAUFFER BLVD. WINSTON LO	SAN JOSE, CA 95125	TRADE DEBT	☐	☐	☐	$363
MAC CAL COMPANY, INC.	1737 JUNCTION AVE. MICHAEL HALL	SAN JOSE, CA 95112	TRADE DEBT	☐	☐	☐	$7,246
MACRONIX AMERICA, INC.	680 NORTH MCCARTHY BLVD MAI TRAN	MILPITAS, CA 95035	TRADE DEBT	☐	☐	☐	$13,750
MARSH RISK AND INS. SERVICE	P.O. BOX 44509 ANGIE	SAN FRANCISCO, CA 94144-4509	TRADE DEBT	☐	☐	☐	$190
MAXIM	120 SAN GABRIAL DRIVE JENNIFER AND	SUNNYVALE, CA 94086	TRADE DEBT	☐	☐	☐	$347
MCMASTER-CARR SUPPLY CO.	P.O.BOX 7690	CHICAGO, IL 60680-7690	TRADE DEBT	☐	☐	☐	$3,884

8

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
MERCER HR CONSULTING	3 EMBARCADERO CENTER SUITE 1500 ROB T.	SAN FRANCISCO, CA 94111	TRADE DEBT	☐	☐	☐	$51,100
MICROSOFT LICENSING, GP	6100 NELL ROAD CATHERINE	RENO, NV 89511	TRADE DEBT	☐	☐	☐	$661
MIMEO.COM, INC.	460 PARK AVENUE SOUTH 8TH FLOOR KRUPA PATEL	NEW YORK, NY 10016-7315	TRADE DEBT	☐	☐	☐	$924
MISUMI OF AMERICA	P.O.BOX 93909 KATIE	CHICAGO, IL 60673-3909	TRADE DEBT	☐	☐	☐	$885
MOHLER,NIXON AND WILLIAMS	635 CAMPBELL TECHNOLOGY PKWY SUITE 100	CAMPBELL, CA 95008-5059	TRADE DEBT	☐	☐	☐	$13,637
MONTCO SILICON TECH., INC.	500 SOUTH MAIN STREET KIM NORRIS	SPRING CITY, PA 19475-2013	TRADE DEBT	☐	☐	☐	$1,000
MOPHEADS CLEANING SERVICE	6414 S. FOREST AVENUE ROSEANN H.	TEMPE, AZ 85283	TRADE DEBT	☐	☐	☐	$1,267
MORNINGSIDE TRANSLATIONS	450 7TH AVENUE, SUITE 603 ATHENA P.	NEW YORK, NY 10123	TRADE DEBT	☐	☐	☐	$5,233
MOTION INDUSTRIES CORP	2705 LAFFAYETTE STREET KATHY	SANTA CLARA, CA 95050	TRADE DEBT	☐	☐	☐	$2,398
MOUSER ELECTRONICS, INC.	11433 WOODSIDE AVE	SANTEE, CA 92071	TRADE DEBT	☐	☐	☐	$1,083
NAPROTEK, INC.	2945 SAN YSIDRO WAY ANDREA M.	SANTA CLARA, CA 95051	TRADE DEBT	☐	☐	☐	$6,733
NATIONAL GRID	PO BOX 4300	WOBURN, MA 01888-4300	TRADE DEBT	☐	☐	☐	$63
NCC GROUP, INC.	1731 TECHNOLOGY DRIVE #880 ANDREW MOORE	SAN JOSE, CA 95110	TRADE DEBT	☐	☐	☐	$11,525
NEWARK INONE	4801 NORTH RAVENSWOOD ACCT#217825	CHICAGO, IL 60640-4496	TRADE DEBT	☐	☐	☐	$377
NOEL TECHNOLOGIES	1510 DELL AVENUE SUITE C FRANCINE J.	CAMPBELL, CA 95008	TRADE DEBT	☐	☐	☐	$641
NORMA B. RILEY	9410 VAN NESS WAY	DURHAM, CA 95938	TRADE DEBT	☐	☐	☐	$13,300
NORTHSTAR DATA SYSTEMS	5705 SINCLAIR ROAD JIM MAURER	COLUMBUS, OH 43229	TRADE DEBT	☐	☐	☐	$670
NSK CORPORATION	2171 EXECUTIVE DRIVE, SUITE 100 DAVE MARIGLI	ADDISON, IL 60101	TRADE DEBT	☐	☐	☐	$245

9

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
OFF-SITE RECORD MANAGEMENT INC	1959 MONTEREY ROAD	SAN JOSE, CA 95112-6119	TRADE DEBT	☐	☐	☐	$5,068
OLANDER COMPANY, INC.	144 COMMERCIAL AVE. LOU BOYD	SUNNYVALE, CA 94086-5298	TRADE DEBT	☐	☐	☐	$76
ORBEX GROUP, INC.	1633A SOUTH MAIN STREET BILL H.	MILPITAS, CA 95035	TRADE DEBT	☐	☐	☐	$1,762
ORC WORLDWIDE	500 FIFTH AVENUE	NEW YORK, NY 10110	TRADE DEBT	☐	☐	☐	$1,350
OXFORD GLOBAL RESOURCES, INC.	P.O.BOX 7071	BEVERLY, MA 1915	TRADE DEBT	☐	☐	☐	$14,400
PACIFIC GAS & ELECTRIC	P.O. BOX 997300	SACRAMENTO, CA 95899-7300	TRADE DEBT	☐	☐	☐	$25,391
PARADIGM PRECISION COMPONENTS	PLOT 83 MEDAN BAYAN LEPAS PHASE IV BAYAN LEPAS SUNNY LEE	PENANG, 11900	TRADE DEBT	☐	☐	☐	$973
PARKER HANNIFIN CORPORATION	7857 COLLECTION CENTER DRIVE SALES	CHICAGO, IL 60693	TRADE DEBT	☐	☐	☐	$142
PARLEX CORPORATION	ONE PARLEX PLACE JIM SIEBER	METHUEN, MA 1844	TRADE DEBT	☐	☐	☐	$1,526
PEER GROUP INC.	SUITE 400 72 VICTORIA ST. SOUTH	KITCHENER, ONTARIO N2G2A9	TRADE DEBT	☐	☐	☐	$4,800
PEN ASSOCIATES	C/O RIVERSIDE INTEREST, INC. 615 NATIONAL AVENUE, SUITE 200	MOUNTAIN VIEW, CA 94043	TRADE DEBT	☐	☐	☐	$126,459
PENN ENGINEERING (S) PTE LTD	152 PAYA LEBAR RD., #03-06 CITIPOINT INDUSTRIAL COMPLEX JACE TANG	SINGAPORE, 409020	TRADE DEBT	☐	☐	☐	$21
PENTAMASTER EQUP MANUFACTURING	PLOT 17A, TECHNOPLEX, MEDAN BAYAN LEPAS,TAMAN PERINDUSTRIA, PHASE IV GRACE ONG	PENANG, MALAYSIA	TRADE DEBT	☐	☐	☐	$12,115
PHYTEC AMERICA LLC	203 PARFITT WAY SW SUITE G100	BAINBRIDGE ISLAND, WA 98110	TRADE DEBT	☐	☐	☐	$269
PIC DESIGN	DEPARTMENT 664 BETTY COLEMA	CINCINNATI, OH 45269	TRADE DEBT	☐	☐	☐	$31
PIONEER LIMOUSINE SERVICE INC	15643 SHERMAN WAY, SUITE 140	VAN NUYS, CA 91406	TRADE DEBT	☐	☐	☐	$165
PITNEY BOWES	PURCHASE POWER P.O.BOX 856042	LOUISVILLE, KY 40285-6042	TRADE DEBT	☐	☐	☐	$1,409
PLASTIC DEPOT	41407 ALBRAE STREET CHAO	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$214

10

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
POWERMATIC ASSOCIATES	1057 SERPENTINE LANE SUITE A CHRIS	PLEASANTON, CA 94566-4759	TRADE DEBT	☐	☐	☐	$495
PRICEWATERHOUSECOOPERS LLP	TEN ALMADEN BLVD. SUITE 1600	SAN JOSE, CA 95113	TRADE DEBT	☐	☐	☐	$1,030,000
PRODELCON SDN BHD	78 LINTANG BAYAN LEPAS 7 KAWASAN PERINDUSTRIAN BAYAN LE, PHASE IV OOI CHEE KEO	PENANG, 11900	TRADE DEBT	☐	☐	☐	$8,791
PROFORMA CONCEPTS UNLIMITED	197 CALLE LA MONTANA TRACEY G	MORAGA, CA 94556	TRADE DEBT	☐	☐	☐	$1,597
PRO-STAINLESS, INC.	333 EAST BROKAW JIM CHESUS	SAN JOSE, CA 95112	TRADE DEBT	☐	☐	☐	$1,606
PROTECTION ONE	PO BOX 5714	CAROL STREAM, IL 60197-5714	TRADE DEBT	☐	☐	☐	$725
PROTOPULSION	635 BAIR ISLAND ROAD SUITE 106 JIM	REDWOOD CITY, CA 94063	TRADE DEBT	☐	☐	☐	$11,464
PRUDENTIAL INS. CO OF AMERICA	30 SCRANTON OFFICE PARK	SCRANTON, PA 18507-1789	TRADE DEBT	☐	☐	☐	$500
QUICK PRECISION DESIGN	1805 SILVERWINGS COURT DARYL O’GRAD	MORGAN HILL, CA 95037	TRADE DEBT	☐	☐	☐	$7,200
QUINTEGRA SOLUTIONS LIMITED	888 SARATOGA AVE., SUITE 201 SUNITA KUMUR	SAN JOSE, CA 95129	TRADE DEBT	☐	☐	☐	$5,280
QWEST	PO BOX 29040	PHOENIX, AZ 85038-9040	TRADE DEBT	☐	☐	☐	$71
R.T.S.	5726 SONOMA DRIVE ADELE G.	PLEASANTON, CA 94566	TRADE DEBT	☐	☐	☐	$1,790
RAYMOND HANDLING CONCEPT	41400 BOYCE ROAD VASILIOS	FREMONT, CA 94538	TRADE DEBT	☐	☐	☐	$150
READING MUNICIPAL LIGHT DEPT.	230 ASH STREET PO BOX 150	READING, MA 01867-0250	TRADE DEBT	☐	☐	☐	$40
RELOCATION BREAKTHROUGHS	719 SCOTT STREET	SAN FRANCISCO, CA 94117	TRADE DEBT	☐	☐	☐	$1,540
RGS INDUSTRIES, INC.	445 LAURELWOOD ROAD LENA	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$326
ROBERT E BAXTER			TRADE DEBT	☐	☐	☐	$745
ROBERT MCNAMARA	LVI SERVICES 80 BROAD STREET, 3RD FLOOR	NEW YORK, NY 10004	TRADE DEBT	☐	☐	☐	$14,800

11

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
SABIC POLYMERSHAPES	ADC 3311 E. CENTRAL AVENUE MARIA PEREZ	FRESNO, CA 93725	TRADE DEBT	☐	☐	☐	$220
SAGUARO TECHNOLOGIES, INC.	30188 MORNING VIEW DRIVE DOIAN	MALIBU, CA 90265	TRADE DEBT	☐	☐	☐	$498,508
SATYAM COMPUTER SERVICES LIMIT	ONE GATEHALL DRIVE SUITE 301 GAGAN	PARSIPPANY, NJ 7054	TRADE DEBT	☐	☐	☐	$33,000
SCHAEFFLER GROUP USA INC.	308 SPRINGHILL FARM ROAD DAVID M.	FORT MILL, SC 29715	TRADE DEBT	☐	☐	☐	$73
SEMI	DEPARTMENT 05607 CHARLENE	SAN FRANCISCO, CA 94139	TRADE DEBT	☐	☐	☐	$18,900
SHRED-IT	1538 GLADDING COURT	MILPITAS, CA 95035	TRADE DEBT	☐	☐	☐	$417
SIERRA SPRING WATER COMPANY	P.O. BOX 40424	HOUSTON, TX 77240-0424	TRADE DEBT	☐	☐	☐	$1,500
SIMCO ELECTRONICS	1178 BORDEAUX DRIVE NANCY	SUNNYVALE, CA 94089	TRADE DEBT	☐	☐	☐	$2,754
SMALLEY STEEL RING COMPANY	555 OAKWOOD ROAD LORI GUTH	LAKE ZURICH, IL 60047	TRADE DEBT	☐	☐	☐	$1,407
SMIF EQUIPMENT (TIANJIN) CO.LT			TRADE DEBT	☐	☐	☐	$67
SNAPPY POPCORN CO., INC.	610 MAIN STREET	BREDA, IA 51436	TRADE DEBT	☐	☐	☐	$177
SOLECTRON IBARAKI	367-2 SEKITATE, CHIKUSEI-SHI	IBARAKI, 308-0193	TRADE DEBT	☐	☐	☐	$226
SOUTHCO	210 N BRINTON LAKE RD CHAROLOTTE	CONCORDVILLE, PA 19331	TRADE DEBT	☐	☐	☐	$166
SPECIALIZED PRODUCTS	1100 SOUTH KIMBALL AVE. JIM LEE	SOUTHLAKE, TX 76092-9009	TRADE DEBT	☐	☐	☐	$13
SPECTRUM DIGITAL, INC.	12502 EXCHANGE DRIVE MIKE STRAIN	STAFFORD, TX 77477	TRADE DEBT	☐	☐	☐	$1,289
SPINNERET INC.	5151 LAFAYETTE STREET	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$869
SPRIG ELECTRIC	1860 S. 10TH STREET TIM D.	SAN JOSE, CA 95112	TRADE DEBT	☐	☐	☐	$4,653
SPRINT	P.O.BOX 4181	CAROL STREAM, IL 60197-4181	TRADE DEBT	☐	☐	☐	$1,204
SRP	PO BOX 2950	PHOENIX, AZ 85062-2950	TRADE DEBT	☐	☐	☐	$70
STANLEY J. GRUBEL	17 PARK ROAD	IRVINGTON, NY 10533-2008	TRADE DEBT	☐	☐	☐	$19,900

12

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
STAR LOGIC	7405 GREENBACK LANE NO#252 MARIA AGUILA	CITRUS HEIGHTS, CA 95610-5603	TRADE DEBT	☐	☐	☐	$202
STEVEN ENGINEERING, INC.	230 RYAN WAY DOROTHY B.	SO. SAN FRANCISCO, CA 94080	TRADE DEBT	☐	☐	☐	$317
STG INC.	481 GIANNI ST. JIM	SANTA CLARA, CA 95054	TRADE DEBT	☐	☐	☐	$17,433
STOCK DRIVE PRODUCTS	2101 JERICO TURNPIKE BOX 5416	NEW HYDE PARK, NY 11040	TRADE DEBT	☐	☐	☐	$810
STRATEGIC SECURITY SERVICESINC	3180 UNIVERSITY AVENUE SUITE 110	SAN DIEGO, CA 92104	TRADE DEBT	☐	☐	☐	$5,193
STURGEON ELECTRIC COMPANY, INC.	2317 WEST HUNTINGTON DRIVE TOM ESLICK	TEMPE, AZ 85282	TRADE DEBT	☐	☐	☐	$14,348
SUMMIT TRAINING SOURCE, INC.	4170 EMBASSY DRIVE SE	GRAND RAPIDS, MI 49546	TRADE DEBT	☐	☐	☐	$7,515
SUN SHEETMETAL SOLUTIONS, INC.	75 PHELAN AVE., #6 PERRY H	SAN JOSE, CA 95112	TRADE DEBT	☐	☐	☐	$29,407
SUNSTONE CIRCUITS	13626 S. FREEMAN ROAD SHARON S.	MULINO, OR 97042	TRADE DEBT	☐	☐	☐	$5,387
SUSTAINABLE VALLEY FOUNDATION	224 AIRPORT PARKWAY # 620 PHYLLIS C.	SAN JOSE, CA 95110	TRADE DEBT	☐	☐	☐	$5,000
TELCO INTERCONTINENTAL CORP.	9812 WHITHORN DRIVE ESTHER XIANG	HOUSTON, TX 77095	TRADE DEBT	☐	☐	☐	$1,169
TENSION MEASUREMENT	11011 WOLFF WAY CARA RAHM	WESMINSTER, CO 80031	TRADE DEBT	☐	☐	☐	$655
TESTCO, INC	1290 KIFER ROAD SUITE 308 JEFF	SUNNYVALE, CA 94086	TRADE DEBT	☐	☐	☐	$1,600
THE DEPOSITORY TRUST COMPANY	TREASURERS DEPARTMENT 55 WATER STREET - 49TH FLOOR	NEW YORK, NY 10041	TRADE DEBT	☐	☐	☐	$3,900
THE KEY FACTORY	200 SIERRA WAY #36 BRIAN COLEMN	MILPITAS, CA 95035	TRADE DEBT	☐	☐	☐	$145
THE MERIDIAN TRANSPORTATION	GROUP 8610 THORNTON AVENUE JOHN H.	NEWARK, CA 94560	TRADE DEBT	☐	☐	☐	$3,253
THE PROXY ADVISORY GROUP, LLC	18TH EAST 41ST STREET SUITE 2000 BILL POUDRIE	NEW YORK, NY 10017	TRADE DEBT	☐	☐	☐	$16,667
THE WALL STREET TRANSCRIPT	48 WEST 37 STREET, 8TH FLOOR	NEW YORK, NY 10018	TRADE DEBT	☐	☐	☐	$675
THE ZIPPER TUBING CO.	13000 S. BROADWAY CHRIS M.	LOS ANGELES, CA 90061	TRADE DEBT	☐	☐	☐	$109

13

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
THOMSON FINANCIAL INVESTOR REL	195 BROADWAY, 11TH FLOOR	NEW YORK, NY 10007	TRADE DEBT	☐	☐	☐	$9,870
THORLABS	435 ROUTE 206 NORTH	NEWTON, NJ 7860	TRADE DEBT	☐	☐	☐	$335
TRANS-PAK, INC.	520 N. MARBURG WAY THUC	SAN JOSE, CA 95133	TRADE DEBT	☐	☐	☐	$2,172
TRANSPERFECT TRANSLATIONS	3 PARK AVENUE, 39TH FLOOR ROB ESTRELLA	NEW YORK, NY 10016	TRADE DEBT	☐	☐	☐	$656
TRANSTAR SEDAN AND LIMOUSINE	114 SKYCREST CENTER	SAN BRUNO, CA 94066	TRADE DEBT	☐	☐	☐	$2,087
TREND TECHNOLOGIES	4626 EUCALYPTUS AVENUE SHELLY	CHINO, CA 91710	TRADE DEBT	☐	☐	☐	$32,712
TRIPLE SOURCE	1629 QUEEN ANNE AVE N STE 104	SEATTLE, WA 98109	TRADE DEBT	☐	☐	☐	$25,000
TRUE PARTNERS CONSULTING LLC	150 ALMADEN BLVD. SUITE 450 LOUIS GOMES	SAN JOSE, CA 95113	TRADE DEBT	☐	☐	☐	$39,450
ULINE, INC.	950 ALBRECHT DRIVE	LAKE BLUFF, IL 60044	TRADE DEBT	☐	☐	☐	$143
UNITED PARCEL SERVICE	P.O. BOX 894820	LOS ANGELES, CA 90189-4820	TRADE DEBT	☐	☐	☐	$19,827
UPS SUPPLY CHAIN SOLUTIONS, INC	28013 NETWORK PLACE	CHICAGO, IL 60673-1280	TRADE DEBT	☐	☐	☐	$2,406
US DIGITAL	1400 NE 136TH AVENUE TANYA	VANCOUVER, WA 98684	TRADE DEBT	☐	☐	☐	$315
VALLEY VENDING	GREG RYMAN 27 CHELTENHAM WAY GREG	SAN JOSE, CA 95139-1261	TRADE DEBT	☐	☐	☐	$1,272
VANDER-BEND MANUFACTURING LLC	123 URANIUM ROAD GREG BIGGS	SUNNYVALE, CA 94086	TRADE DEBT	☐	☐	☐	$2,050
VECTOR ELECTRONICS AND TECHNOLOG	11115 VANOWEN STREET J. RODRIGUEZ	N. HOLLYWOOD, CA 91605	TRADE DEBT	☐	☐	☐	$261
VERIZON	PO BOX 70928	CHICAGO, IL 60673-0928	TRADE DEBT	☐	☐	☐	$8,147
VERIZON JAPAN LTD.	ODAKYU SOUTHERN TOWER 2-2-1 YOYOGI, SHIBUYA-KU	TOKYO, 151-8583	TRADE DEBT	☐	☐	☐	$5,215
VICOR CORPORATION	25 FRONTAGE ROAD	ANDOVER, MA 01810-5413	TRADE DEBT	☐	☐	☐	$3,039
VINSON AND ELKINS L.L.P.	2300 FIRST CITY TOWER 1001 FANNIN	HOUSTON, TX 77002-6760	TRADE DEBT	☐	☐	☐	$11,960

14

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit F-1
Trade Payables

Creditor Name	Address	City, State & Zip	Description	C	U	D	Total Claim
VISA NETWORK	870 MARKET STREET SUITE 888	SAN FRANCISCO, CA 94102	TRADE DEBT	☐	☐	☐	$1,115
VISAWOLF	1390 WILLOW PASS ROAD SUITE 190	CONCORD, CA 94520	TRADE DEBT	☐	☐	☐	$6,955
VISIBILITY CORPORATION	200 MINUTEMAN DRIVE SUITE 202 MIKE DANJOU	ANDOVER, MA 1810	TRADE DEBT	☐	☐	☐	$144,897
W.L. GORE AND ASSOCIATES, INC.	402 VIEVE’S WAY PO BOX 160 SHANON A.	ELKTON, MD 21922-0160	TRADE DEBT	☐	☐	☐	$1,089
WALT WILSON	11471 BUENA VISTA DRIVE RICH YONKER	LOS ALTOS, CA 94022	TRADE DEBT	☐	☐	☐	$19,900
WEBENERTIA	777 N FIRST STREET SUITE 250 JULIE A.	SAN JOSE, CA 95112	TRADE DEBT	☐	☐	☐	$1,065
WEISER LLP	135 WEST 50TH STREET	NEW YORK, NY 10020-1299	TRADE DEBT	☐	☐	☐	$1,500
WHITLOCK ALLIANCES LLC	9697 NORTH PEACH COURT	CEDAR HILLS, UT 84062-7721	TRADE DEBT	☐	☐	☐	$4,023
WILLIAM SIMON	1414 DONHILL DRIVE	BEVERLY HILLS, CA 90210	TRADE DEBT	☐	☐	☐	$17,300
WIN SYSTEMS INC.	PO BOX 121361 GT	ARLINGTON, TX 76012	TRADE DEBT	☐	☐	☐	$2,358
WIND RIVER SYSTEMS, INC.	500 WIND RIVER WAY	ALAMEDA, CA 94501	TRADE DEBT	☐	☐	☐	$525
XEROX CORPORATION	800 LONG RIDGE RD	STAMFORD, CT 06902-1288	TRADE DEBT	☐	☐	☐	$36,971
YAHOO HOTJOBS!	P.O. BOX 0506	CAROL STREAM, IL 60132-0506	TRADE DEBT	☐	☐	☐	$1,250

							$8,896,299

15

Case No. 09-43246
In re: Asyst Technologies, Inc.
UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
SCHEDULE G — EXECUTORY CONTRACTS AND UNEXPIRED LEASES
Describe all executory contracts of any nature and unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.d., “Purchaser”, “Agent”, etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all parties to each lease or contract described. If a minor child is a party to one of the leases or contracts, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).
☐	Check this box if debtor has no executory contracts and/or unexpired leases to report on this Schedule G.

DESCRIPTION OF CONTRACT OR LEASE OF DEBTOR’S
NAME AND MAILING ADDRESS, INCLUDING ZIP	INTEREST. STATE WHETHER LEASE IS FOR
CODE, OF OTHER PARTIES TO LEASE OR	NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT
CONTRACT	NUMBER OF ANY GOVERNMENT CONTRACT
Consulting Agreements	See Exhibit G-1 immediately following Schedule G
Employment Agreements	See Exhibit G-2 immediately following Exhibit G-1
Financial Agreements	See Exhibit G-3 immediately following Exhibit G-2
Equipment Purchase and Lease Agreements	See Exhibit G-4 immediately following Exhibit G-3
License Agreements	See Exhibit G-5 immediately following Exhibit G-4
Real Estate Agreements and Leases	See Exhibit G-6 immediately following Exhibit G-5
OEM - Contract Manufacturing Agreements	See Exhibit G-7 immediately following Exhibit G-6
Commercial and Services Agreements	See Exhibit G-8 immediately following Exhibit G-7
Partnership and Joint Venture Agreements	See Exhibit G-9 immediately following Exhibit G-8
Non-Disclosure Agreements	See Exhibit G-10 immediately following Exhibit G-9
Sales Representatives and Distribution Agreements	See Exhibit G-11 immediately following Exhibit G-10
Other Operating Agreements	See Exhibit G-12 immediately following Exhibit G-11
306 total continuation sheets attached

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
SPECIFIC NOTES REGARDING SCHEDULE G
Executory Contracts
The Debtor’s business is complex. While the Debtor’s existing books, records, and financial systems have been relied upon to identify and schedule executory contracts of the Debtor, and although commercially reasonable efforts have been made to ensure the accuracy of Schedule G, inadvertent errors, omissions, or overinclusion may have occurred. The Debtor does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth on Schedule G. The Debtor hereby reserves all of its rights to dispute the validity, status, or enforceability of any contract, agreement, or lease set forth in Schedule G and to amend or supplement Schedule G as necessary. The contracts, agreements, and leases listed on Schedule G may have expired or may have been modified, amended, or supplemented from time to time by various amendments, restatements, waivers, estoppel certificates, letters, memoranda, and other documents, instruments, and agreements that may not be listed therein despite the Debtor’s use of reasonable efforts to identify such documents. Further, unless otherwise specified on Schedule G, each executory contract or unexpired lease listed thereon shall include all exhibits, schedules, riders, modifications, declarations, amendments, supplements, attachments, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without respect to whether such agreement, instrument or other document is listed thereon.
In some cases, the same supplier or provider appears multiple times in Schedule G. This multiple listing is intended to reflect distinct agreements between the Debtor and such supplier or provider.
In the ordinary course of business, the Debtor may have issued numerous purchase orders for supplies, products, and related items which, to the extent that such purchase orders constitute executory contracts, are not listed individually on Schedule G. To the extent that goods were delivered under purchase orders prior to the Petition Date, vendors’ claims with respect to such delivered goods are included on Schedule F.
Certain of the Debtor’s executory contracts and unexpired leases could be included in more than one category. In those instances, one category has been chosen to avoid duplication. Further, the designation of a category is not meant to be wholly inclusive or descriptive of the entirety of the rights or obligations represented by such contract.
Certain of the Debtor’s executory contracts are purchase and sale agreements. In those instances, the executory contracts are listed in either the “sale agreements” or “purchase agreements” category, not both.
Certain of the executory contracts and unexpired leases listed on Schedule G may contain certain renewal options, guarantees of payment, options to purchase, rights of first refusal, right to lease additional space, and other miscellaneous rights. Such rights, powers, duties, and obligations are not set forth separately on Schedule G. In addition, the Debtor may have entered into various other types of agreements in the ordinary course of its business, such as easements, right of way, subordination, nondisturbance, and atonement agreements, supplemental agreements, amendments/letter agreements, title agreements, and confidentiality agreements. Such documents also are not set forth in Schedule G.
The Debtor hereby reserves all of its rights, claims, and causes of action with respect to the contracts and agreements listed on Schedule G, including the right to dispute or challenge the characterization or the structure of any transaction, document, or instrument related to a creditor’s claim, to dispute the validity, status, or enforceability of any contract, agreement, or lease set forth in Schedule G, and to amend or supplement Schedule G as necessary. Inclusion of any agreement on Schedule G does not constitute an admission that such agreement is an executory contract or unexpired lease and the Debtor reserves all rights in that regard, including, without limitation, that any agreement is not executory, has expired pursuant to its terms, or was terminated prepetition.
In addition, certain of the agreements listed on Schedule G may be in the nature of conditional sales agreements or secured financings. The presence of a contract or agreement on Schedule G does not constitute an admission that such contract or agreement is an executory contract or unexpired lease. The Debtor reserves all of its rights, claims, and causes of action with respect to the contracts and agreements listed on Schedule G, including the right to dispute or challenge the characterization or the structure of any transaction, or any document or instrument (including, without limitation, any intercreditor or intercompany agreement) related to a creditor’s claim.
In the ordinary course of business, the Debtor has entered into numerous contracts or agreements, both written and oral, regarding the provision of certain services on a month to month basis. To the extent such contracts or agreements constitute executory contracts, these contracts and agreements are not listed individually on Schedule G.
Certain of the executory contracts may not have been memorialized and could be subject to dispute; executory agreements that are oral in nature have not been included in Schedule G.
In the ordinary course of business, the Debtor may have entered into confidentiality agreements which, to the extent that such confidentiality agreements constitute executory contracts, are not listed individually on Schedule G.
Certain of the executory contracts and unexpired leases listed in Schedule G were assigned to, assumed by, or otherwise transferred to the Debtor in connection with, among other things, acquisitions by the Debtor. In those instances, the entity listed as the party to the executory contract or unexpired lease is the former party to same.
Due to the volume of the Debtor’s executory contracts and unexpired leases, certain of the executory contracts and unexpired leases may be in the wrong agreement category.
The Debtor generally has not included on Schedule G any insurance policies, the premiums for which have been prepaid. The Debtor submits that prepaid

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
SPECIFIC NOTES REGARDING SCHEDULE G
insurance policies are not executory contracts pursuant to section 365 of the Bankruptcy Code because no further payment or other material performance is required by the Debtor. Nonetheless, the Debtor recognizes that in order to enjoy the benefits of continued coverage for certain claims under these policies, the Debtor may have to comply with certain non-monetary obligations, such as the provision of notice of claims and cooperation with insurers. In the event that the Bankruptcy Court were to ever determine that any such prepaid insurance policies are executory contracts, the Debtor reserves all of its rights to amend Schedule G to include such policies, as appropriate.
Except in certain limited circumstances, the Debtor has not scheduled contingent and unliquidated liabilities related to guaranty obligations on Schedule F. Such guaranties are, instead, listed on Schedule G.
In addition, Schedule G does not include rejection damage claims of the counterparties to the executory contracts and unexpired leases that have been or may be rejected, to the extent such damage claims exist.
Due to the volume of the Debtor’s executory contracts and unexpired leases, the Debtor is still in the process of collecting the addresses of all counterparties to such executory contracts and unexpired leases. These addresses will be compiled prior to sending notice of the bar date for the filing of proofs of claim in this chapter 11 case.

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2490	2XL, INC.	590 BRENNAN ST.	SAN JOSE, CA 95131	SCOPE OF WORK
2531	2XL, INC.	590 BRENNAN STREET	SAN JOSE, CA 95131	SCOPE OF WORK
2489	2XL, INC.	590 BRENNAN ST.	SAN JOSE, CA 95131	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
3306	9008 GROUP, D/B/A ACT-1 PERSONNEL SERVICES	1999 W. 190TH STREET	TORRANCE, CA 90504	TERMINATION LETTER FOR CONSULTING AGREEMENT DATED OCTOBER 3, 2005
2266	ABD	DEPT. 33457; P.O. BOX 39000	SAN FRANCISCO, CA 94139	CONSULTING AGREEMENT AMEND & EXTENSION
2265	ABD	DEPT. 33457; P.O. BOX 39000	SAN FRANCISCO, CA 94139	FEE & SERVICE AGREEMENT
2055	ABD INSURANCE & FINANCIAL SERVICES	305 WALNUT STREET	REDWOOD CITY, CA 94063	CONSULTING AGREEMENT
2638	ACCO ENGINEERED SYSTEMS	1133 ALADDIN AVENUE	SAN LEANDRO, CA 94577	SCOPE OF WORK
2781	ACCO ENGINEERED SYSTEMS	525 LAURELWOOD ROAD	SANTA CLARA, CA 95054	SCOPE OF WORK
2637	ACCO ENGINEERED SYSTEMS	1133 ALADDIN AVENUE	SAN LEANDRO, CA 94577	CONSULTING AGREEMENT
2780	ACCO ENGINEERED SYSTEMS	525 LAURELWOOD ROAD	SANTA CLARA, CA 95054	SCOPE OF WORK
2636	ACCO ENGINEERED SYSTEMS	1133 ALADDIN AVENUE	SAN LEANDRO, CA 94577	CONSULTING AGREEMENT
2640	ACCO ENGINEERED SYSTEMS	1133 ALADDIN AVENUE	SAN LEANDRO, CA 94577	SCOPE OF WORK
2639	ACCO ENGINEERED SYSTEMS	1133 ALADDIN AVENUE	SAN LEANDRO, CA 94577	CONSULTING AGREEMENT
3011	ACCOUNTANTS PLUS, LLC	PO BOX 1526	SONOMA, CA 95476	SCOPE OF WORK AMENDMENT

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1984	ACCOUNTANTS PLUS, LLC	6200 STONERIDGE MALL RD #310	PLEASANTON, CA 94588	SCOPE OF WORK
1962	ACCOUNTANTS PLUS, LLC	6200 STONERIDGE MALL; ROAD 310	PLEASANTON, CA 94588	AMENDMENT TO SCOPE OF WORK (DATED 3/28/06)
3017	ACCOUNTANTS PLUS, LLC	PO BOX 1526	SONOMA, CA 95476	CONSULTING AGREEMENT
3014	ACCOUNTANTS PLUS, LLC	PO BOX 1526	SONOMA, CA 95476	AMEND. TO CONSULTING AGMT. ADS TIME & MONEY
3012	ACCOUNTANTS PLUS, LLC	PO BOX 1526	SONOMA, CA 95476	AMENDMENT TO SCOPE OF WORK DATED 20 JULY 2005 ADDS TIME AND MONEY TO THE PO
3015	ACCOUNTANTS PLUS, LLC	PO BOX 1526	SONOMA, CA 95476	AMENDMENT TO CONSULTING AGMT. ADDS TIME AND MONEY
3016	ACCOUNTANTS PLUS, LLC	PO BOX 1526	SONOMA, CA 95476	AMENDMENT TO SCOPE OF WORK (DATED 7/11/05)
3013	ACCOUNTANTS PLUS, LLC	PO BOX 1526	SONOMA, CA 95476	SCOPE OF WORK
2125	ACCOUNTANTS PLUS, LLC	60 PORTWEST CT.	SAINT CHARLES, MO 63303	SCOPE OF WORK (ACCOUNTING ASSISTANCE)
2839	ACCOUNTING PARTNERS, INC.	2041 MISSION COLLEGE BLVD.; SUITE 270	SANTA CLARA, CA 95054	CONSULTING AGREEMENT
1464	ACME LOCKSMITH	2735 E. MAIN STREET, #10	MESA, AZ 85213	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
2779	ACNOVATE CORP	3160 DE LA CRUZ BOULEVARD; SUITE 206	SANTA CLARA, CA 95054	AMEND. CONSULT. AGMT. ADD FUNDS TO PO
2778	ACNOVATE CORP	3160 DE LA CRUZ BOULEVARD; SUITE 206	SANTA CLARA, CA 95054	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2840	ACNOVATE CORPORATION	3160 DELA CRUZ BOULEVARD	SANTA CLARA, CA 95054	SCOPE OF WORK
3307	ACT-1 PERSONNEL SERVICES	1999 W. 190TH STREET	TORRANCE, CA 90504	CONSULTING AGREEMENT
3311	ADAMS, RALPH E.	1127 GREEN ACRE ROAD	TOWSON, MD 21286	AMENDMENT TO CONSULTING AGREEMENT —EXTENDS AGREEMENT AND ADDS FUNDS TO PO
3310	ADAMS, RALPH E.	1127 GREEN ACRE ROAD	TOWSON, MD 21286	AMENDMENT TO CONSULTING AGREEMENT (EXTENDING TIME)
3313	ADAMS, RALPH E.	1127 GREEN ACRE ROAD	TOWSON, MD 21286	AMENMENT TO CA. EXTENDS MASTER AGREEMENT OUT TO DECEMBER 1, 2006.
3312	ADAMS, RALPH E.	1127 GREEN ACRE ROAD	TOWSON, MD 21286	AMENDMENT TO CONSULTING AGREEMENT —EXTENDS AGREEMENT AND ADDS FUNDS TO PO
3309	ADAMS, RALPH E.	1127 GREEN ACRE ROAD	TOWSON, MD 21286	AMENDMENT TO CS (EXTENDING TIME AND ADDING FUNDS)
3314	ADAMS, RALPH E.	1127 GREEN ACRE ROAD	TOWSON, MD 21286	SCOPE OF WORK — 8/28/06 — 12/01-06
3315	ADAMS, RALPH E.	1127 GREEN ACRE ROAD	TOWSON, MD 21286	AMENDMENT TO CONSULTING AGREEMENT —EXTENDS AGREEMENT AND ADDS FUNDS TO PO AND EXTENDS TIME
2694	ADIZES USA	2815 EAST VALLEY ROAD	SANTA BARBARA, CA 93108	CONSULTING AGREEMENT
1057	ADVANCED TECHNOLOGY GROUP, INC.	455 SE SECOND AVENUE	HILLSBORO, OR 97123	CONSULTING AGREEMENT
2532	ADVANTEL, INC.	2222 TRADE ZONE BOULEVARD	SAN JOSE, CA 95131	CONSULTING AGREEMENT

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2664	AEPRAGMATICS, INC.	3177 GREENOAK COURT	SAN MATEO, CA 94403	CONSULTING AGREEMENT
4069	ALEC MEYER	37 MAPLE WAY	SAN CARLOS, CA 94070	CA AMEND
2155	ALEC MEYER	37 MAPLE WAY	SAN CARLOS, CA 94070	CONSULTING AGREEMENT
2156	ALEC MEYER	37 MAPLE WAY	SAN CARLOS, CA 94070	SCOPE OF WORK
2157	ALEC MEYER	37 MAPLE WAY	SAN CARLOS, CA 94070	SCOPE OF WORK
3096	ALLTAX PROFESSIONAL SERVICES, LLC	1091 WEST WASHINGTON AVENUE	SUNNYVALE, CA 94086	CONSULTING AGREEMENT
1923	ALONSO, MARIA (D/B/A PROFESSIONAL SEARCH)	3285 E. RUBY HILLS DRIVE	PLEASANTON, CA	AMENDMEND, ADDS FUNDS TO PO
1925	ALONSO, MARIA (D/B/A PROFESSIONAL SEARCH)	3285 EAST RUBY HILLS DRIVE	PLEASANTON, CA 94566	AMENDMENT
2783	ALTA VIA TECHNOLOGIES, INC.	3333 BOWERS AVE, STE 130	SANTA CLARA, CA 95054	STATEMENT OF WORK
2782	ALTA VIA TECHNOLOGIES, INC.	3333 BOWERS AVE, STE 130	SANTA CLARA, CA 95054	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
2260	AMRITA DAING	1370 MCALLISTER STREET	SAN FRANCISCO, CA 94115	CONSULTING AGREEMENT
2251	ANDAR CONSULTING SERVICES, LLC	3412 MARKET STREET, SUITE A	SAN FRANCISCO, CA 94114	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
2254	ANDAR CONSULTING SERVICES, LLC	3412 MARKET STREET, SUITE A	SAN FRANCISCO, CA 94114	STATEMENT OF WORK — JANET AGUILAR

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2252	ANDAR CONSULTING SERVICES, LLC	3412 MARKET STREET, SUITE A	SAN FRANCISCO, CA 94114	AMENDMENT TO CONSULTING AGREEMENT EXTENDS AGREEMENT OUT TO 31 MARCH 2007 AS WELL AS ADDS FUNDS TO RENEE KEMMERER’S PO
2253	ANDAR CONSULTING SERVICES, LLC	3412 MARKET STREET, SUITE A	SAN FRANCISCO, CA 94114	AMENDMENT TO CONSULTING AGREEMENT EXTENDS AGREEMENT OUT TO 31 MAY 2007 AS WELL AS ADDS FUNDS TO RENEE KEMMERER’S PO
2255	ANDAR CONSULTING SERVICES, LLC	3412 MARKET STREET, SUITE A	SAN FRANCISCO, CA 94114	AMENDMENT TO CONSULTING AGREEMENT, EXTENDS AGMET OUT TO 08/31/07, ADDS TERMINATION LANGUAGE, ADDS FUNDS TO ORIGNAL SCOPE OF WORK
1577	ANNEKE DURY	16371 BELMONT AVE.	MONTE SERENO, CA 95030	AMENDMENT TO CONSULTING AGREEMENT
2056	ANVIL GRAPHIC DESIGN, INC.	2611 BROADWAY STREET	REDWOOD CITY, CA 94063	CONSULTING AGREEMENT
2246	APERIAN GLOBAL, INC.	394 PACIFIC AVENUE, SUITE 310	SAN FRANCISCO, CA 94111	CONSULTING AGREEMENT
0913	APPSBIZ, INC.	39510 PASEO PADRE PARKWAY	FREMONT, CA 94538	CONSULTING AGREEMENT
3185	A-PRO INTEGRATION	15F-2, NO.295, SEC2, KUANG FU ROAD	HSINCHU,	CONSULTING AGREEMENT
3186	A-PRO INTEGRATION	15F-2, NO.295, SEC2, KUANG FU ROAD	HSINCHU,	CONSULTING AGREEMENT
3184	A-PRO INTEGRATION	15F-2, NO.295, SEC2, KUANG FU ROAD	HSINCHU,	CONSULTING AGREEMENT CHI MEI
4067	A-PRO INTEGRATION	15F-2, NO.295, SEC2, KUANG FU ROAD	HSINCHU,	TERMINATION NOTICE
3161	A-PRO INTEGRATION CO., LTD.	15F-2, NO.295, SEC2, KUANG FU RD.	HSINCHU,	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT

5

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
3160	A-PRO INTEGRATION CO., LTD.	15F-2, NO.295, SEC2, KUANG FU ROAD	HSINCHU,	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
3162	A-PRO INTEGRATION CO., LTD.	15F-2, NO.295, SEC2, KUANG FU ROAD	HSINCHU	TERMINATION LETTER
3445	A-PRO INTEGRATION CO., LTD.	15F-2, NO.295, SEC2, KUANG FU ROAD	HSINCHU,	TERMINATION OF ICC. NEW ICC IS II.C.502
0815	ARCHCO FINANCIAL	4805 GOLDEN FOOTHILL PARKWAY	EL DORADO HILLS, CA 95762	SCOPE OF WORK
3224	ARIZONA BOARD OF REGENTS FOR AND ON BEHALF OF ARIZONA STATE UNIVERSITY	ASU- PO BOX 873503	TEMPE, AZ 85287	AMENDMENT TO CONSULTING AGREEMENT EXTENDS TIME OF AGREEMENT TO DECEMBER 31, 2006
2301	ARTHUR ANDERSEN LLP	RIVER PARK TOWER; 333 WEST SAN CARLOS STREET	SAN JOSE, CA 95110	BUSINESS CONSULTING STATEMENT OF WORK
2198	ARTHUR ANDERSEN LLP	101 SECOND STREET; SUITE 1100	SAN FRANCISCO, CA 94105	BUSINESS CONSULTING STATEMENT OF WORK
1547	AS ONE TECHNOLOGIES, INC.	5572 SMETANA DRIVE	MINNETONKA, MN 55343	AMEND. TO CONSULTING AGMT. ADDS FUNDS TO ORIGINAL PO (PR# 51443
1548	AS ONE TECHNOLOGIES, INC.	5572 SMETANA DRIVE	MINNETONKA, MN 55343	AMENDMENT TO CONSULTING AGMT, ADDS NEW LANGUAGE RE: GRANTING OF LICENSE FROM AS ONE TO ASYST
1550	AS ONE TECHNOLOGIES, INC.	5572 SMETANA DRIVE	MINNETONKA, MN 55343	AMENDMENT TO CONSULT, ADDS FUNDS TO PO
1549	AS ONE TECHNOLOGIES, INC.	5572 SMETANA DRIVE	MINNETONKA, MN 55343	AMENDMENT TO CONSULT. ADDS FUNDS TO PO
1516	ASCENX TECHNOLOGIES, INC.	1905 TAROB COURT	MILPITAS, CA 95035	CONSULTING AGREEMENT

6

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1477	ASCENX TECHNOLOGIES, INC.	1080 SOUTH MILPITAS BLVD	MILPITAS, CA 95035	SCOPE OF WORK
1608	A-SEMI SERVICE	1939 LATHAM STREET	MOUNTAIN VIEW, CA 94040	PURCHASE REQUISITION
2316	A-SEMI SERVICE	350 W JULIAN STREET	SAN JOSE, CA 95110	CONSULTING AGREEMENT
1609	A-SEMI SERVICE	1939 LATHAM ST.	MOUNTAIN VIEW, CA 94040	SCOPE OF WORK
2317	A-SEMI SERVICE	350 W. JULIAN STREET, SUITE 7A	SAN JOSE, CA 95110	SCOPE OF WORK AMEND
1605	A-SEMI SERVICES, INC.	530 SHOWERS DRIVE; SUITE 7,243	MOUNTAIN VIEW, CA 94040	AMENDMENT TO SCOPE OF WORK (AMENDS #301 TO ADD MORE FUNDS TO ORIGINAL PO)
1607	A-SEMI SERVICES, INC.	530 SHOWERS DRIVE; SUITE 7,243	MOUNTAIN VIEW, CA 94040	SCOPE OF WORK (SPARTAN EFEM)
1606	A-SEMI SERVICES, INC.	1939 LATHAM STREET	MOUNTAIN VIEW, CA 94040	AMENDMENT TO SCOPE OF WORK ADDS MORE FUNDS
2304	A-SEMI SERVICES, INC.	350 W. JULIAN STREET, SUITE 7A	SAN JOSE, CA 95110	WAIVER OF NON-SOLICITATION PROVISION
2303	A-SEMI SERVICES, INC.	350 W. JULIAN STREET, SUITE 7A	SAN JOSE, CA 95110	SCOPE OF WORK AMENDMENT
1604	A-SEMI SERVICES, INC.	530 SHOWERS DRIVE; SUITE 7,243	MOUNTAIN VIEW, CA 94040	STATEMENT OF WORK
2302	A-SEMI SERVICES, INC.	350 W. JULIAN STREET, SUITE 7A	SAN JOSE, CA 95110	SCOPE OF WORK (PR 32349 — CHI YEH SMS FORINTEL, AMD AND INFINEON AND HYNIX)
0490	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	8000 REGENCY PARKWAY, SUITE 300	CARY, NC 27518	AMENDMENT TO SCOPE OF WORK
2699	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	3333 BOWERS AVENUE	SANTA CLARA, CA 95054	AMENDMENT TO CONSULTING AGREEMENT

7

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
3893	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	8000 REGENCY PARKWAY, SUITE 300	CARY, NC 27518	AMENDMENT (ADDS IT SECURITY POLICY TO AGMT)
3894	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	8000 REGENCY PARKWAY, SUITE 300	CARY, NC 27518	SCOPE OF WORK
2698	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	3333 BOWERS AVENUE	SANTA CLARA, CA 95054	SCOPE OF WORK
3895	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	8000 REGENCY PARKWAY, SUITE 300	CARY, NC 27518	ASSIGMENT. OFFICIALLY ASSIGNS ALL ASU DOCUMENTS TO BLUEPHOENIX
2701	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	3333 BOWERS AVENUE	SANTA CLARA, CA 95054	SCOPE OF WORK
2703	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	3333 BOWERS AVENUE	SANTA CLARA, CA 95054	SCOPE OF WORK
0489	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	8000 REGENCY PARKWAY, SUITE 300	CARY, NC 27518	SCOPE OF WORK
2702	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	3333 BOWERS AVENUE	SANTA CLARA, CA 95054	AMENDMENT TO INDEPENDENT CONSULTANT & CONTRACTOR AGREEMENT
2704	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	3333 BOWERS AVENUE	SANTA CLARA, CA 95054	CONSULTING AGREEMENT-AMENDMENT CHANGES NAME OF COMPANY AND EXTENDS MASTER AGREEMENT TO 31 MARCH 2008
2700	ASU SOLUTIONS, INC. BLUEPHOENIX SOLUTIONS	3333 BOWERS AVENUE	SANTA CLARA, CA 95054	SCOPE OF WORK
3274	ASYST SHINKO, INC.	TOYO MK BUILDING, 7-2-14; TOYO, KOTO-KU	TOKYO, 135-0016	CONSULTING AGREEMENT

8

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0616	ATHENS BENEFITS RETIREMENT SERVICES	2552 STANWELL DRIVE	CONCORD, CA 94520	CONSULTING AGREEMENT
0613	ATHENS BENEFITS, INC.	2552 STANWELL DRIVE	CONCORD, CA 94520	CONSULTING AGREEMENT
0607	ATHENS BENEFITS, INC.	2552 STANWELL DRIVE	CONCORD, CA 94520	AMENDMENT TO CONSULTING AGMT. EXTENDS EXP. DATE TO 03/31/08
0614	ATHENS BENEFITS, INC.	2552 STANWELL DRIVE	CONCORD, CA 94520	SCOPE OF WORK
3056	ATR INTERNATIONAL	1230 OAKMEADE PARKWAY; SUITE 110	SUNNYVALE, CA 94085	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
0914	AXON PHOTONICS	2933 BAYVIEW DRIVE	FREMONT, CA 94538	CONSULTING AGREEMENT
3226	AZ STATE, BOARD OF REGENTS	RESEARCH & SPONSORED PROJECTS ADMIN.; PO BOX 873503	TEMPE, AZ 85287	CONSULTING AGREEMENT
3021	BATES CREEK CONSULTING	4227 GLEN HAVEN	SOQUEL, CA 95073	CONSULTING AGREEMENT
0048	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	STATEMENT OF WORK
0065	BAYMOTION, INC.	1231 COURT STREET	ALAMEDA, CA 94501	CONSULTING AGREEMENT
0073	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	SCOPE OF WORK
0049	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	AMENDMENT TO SCOPE OF WORK, ADDS TIME AND FUNDS TO PO
0047	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	SCOPE OF WORK AMENDMENT — ADDS FUNDS TO PO
0068	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501

9

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0071	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	SCOPE OF WORK
0069	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	SCOPE OF WORK
0072	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	SCOPE OF WORK
0067	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	SCOPE OF WORK AMENDMENT
0064	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	CONSULTING AGREEMENT AMENDMENT
0050	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	AMENDMENT TO SCOPE OF WORK
0054	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	AMENDMENT TO CONTRACTOR AGREEMENT
0063	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	CONSULTING AGREEMENT AMENDMENT
0053	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	STATEMENT OF WORK
0055	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	AMENDMENT TO SCOPE OF WORK DATED 05/07/07
0051	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	AMENDMENT TO SCOPE OF WORK
0074	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	SCOPE OF WORK
0070	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	SCOPE OF WORK
0066	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	SCOPE OF WORK AMENDMENT
0046	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	SCOPE OF WORK

10

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0045	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	AMENDMENT TO CONSULTING AGREEMENT EXTENDS TIME AND ADDS MONEY TO PO
0052	BAYMOTION, INC.	2965 SOUTHWOOD DRIVE	ALAMEDA, CA 94501	AMENDMENT — EXTENDS AGREEMENT OUT O 06/06/08
1416	BEARINGPOINT, INC.	1676 INTERNATIONAL DRIVE	MCLEAN, VA 22102	CONSULTING AGREEMENT
0282	BERRIAN O’BRIEN	803 REGAL ROAD	BERKELEY, CA 94708	CONSULTING AGREEMENT AMEND 1
1172	BERRIAN O’BRIEN	PO BOX 9081- BALBOA	JENNER, CA 95450	CONSULTING AGREEMENT
0281	BERRIEN O’BRIEN, INC.	803 REGAL ROAD	BERKELEY, CA 94708	SCOPE OF WORK
0493	BLUE PHOENIX- ASU SOLUTIONS, INC.	8000 REGENCY PARKWAY; SUITE 300	CARY, NC 27518	SCOPE OF WORK
2843	BLUE PHOENIX- ASU SOLUTIONS, INC.	3333 BOWERS AVE, STE. 160	SANTA CLARA, CA 95054	SCOPE OF WORK
0495	BLUE PHOENIX- ASU SOLUTIONS, INC.	8000 REGENCY PARKWAY; SUITE 300	CARY, NC 27518	SCOPE OF WORK
2844	BLUE PHOENIX- ASU SOLUTIONS, INC.	3333 BOWERS AVE, STE. 160	SANTA CLARA, CA 95054	SCOPE OF WORK
0496	BLUE PHOENIX- ASU SOLUTIONS, INC.	8000 REGENCY PARKWAY, SUITE 300	CARY, NC 27518	SCOPE OF WORK
0491	BLUE PHOENIX- ASU SOLUTIONS, INC.	8000 REGENCY PARKWAY; SUITE 300	CARY, NC 27518	CONSULTING AGREEMENT AMENDMENT
0492	BLUE PHOENIX- ASU SOLUTIONS, INC.	8000 REGENCY PARKWAY; SUITE 300	CARY, NC 27518	SCOPE OF WORK
2841	BLUE PHOENIX- ASU SOLUTIONS, INC.	3333 BOWERS AVENUE, SUITE 160	SANTA CLARA, CA 95054	CONSULTING AGREEMENT
2842	BLUE PHOENIX- ASU SOLUTIONS, INC.	3333 BOWERS AVENUE, SUITE 160	SANTA CLARA, CA 95054	SCOPE OF WORK

11

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0494	BLUE PHOENIX- ASU SOLUTIONS, INC.	8000 REGENCY PARKWAY; SUITE 300	CARY, NC 27518	SCOPE OF WORK
2904	BLUE RIDGE SYSTEMS, INC.	5100 SCOTTS VALLEY DR., STE. 200	SCOTTS VALLEY, CA 95066	CONSULTING AGREEMENT
1953	BUREAU VERITAS	6920 KOLL CENTER PARKWAY; SUITE 216	PLEASANTON, CA 94566	NAME CHANGE
1927	BUREAU VERITAS NORTH AMERICA, INC.	6920 KOLL CENTER PARKWAY, SUITE 216	PLEASANTON, CA 94566	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
1928	BUREAU VERITAS NORTH AMERICA, INC.	6920 KOLL CENTER PARKWAY, SUITE 216	PLEASANTON, CA 94566	SCOPE OF WORK
0076	CALISO CONSULTING, LLC	1516 OAK STREET, SUITE 312	ALAMEDA, CA 94501	SCOPE OF WORK AMEND
0077	CALISO CONSULTING, LLC	1516 OAK STREET, SUITE 312	ALAMEDA, CA 94501	SCOPE OF WORK
0039	CALISO CONSULTING, LLC	1516 OAK STREET, SUITE 312	ALAMEDA, CA	SCOPE OF WORK
0075	CALISO CONSULTING, LLC	1516 OAK STREET, SUITE 312	ALAMEDA, CA 94501	CONSULTING AGREEMENT
2971	CAN ENGINEERS PTE. LTD.	28, KAKI BUKIT CRESCENT; KAKI BUKIT TECHPARK 1	SINGAPORE, 416259	CONSULTING AGREEMENT
2109	CAREER ADVANTAGE PERSONNEL SERVICES	3270 GATTIS SCHOOL ROAD; STE 800, UNIT 259	ROUND ROCK, TX 78664	CONSULTING AGREEMENT
2398	CARL & ASSOCIATES	6455 ALMADEN EXPRESSWAY; SUITE 214	SAN JOSE, CA 95120	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
2751	CARL BUICE	425 GIANNINI DRIVE	SANTA CLARA, CA 95051	CONSULTING AGREEMENT
2752	CARL BUICE	425 GIANNINI DRIVE	SANTA CLARA, CA 95051

12

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
3887	CARL WEITZ	NOT PROVIDED		REQUEST FOR EXTENSION
2351	CARL WEITZ	491 NORTH 9TH STREET	SAN JOSE, CA 95112	CONSULTING AGREEMENT
0720	CARTUS CORPORATION	40 APPLE RIDGE ROAD	DANBURY, CT 06810	AMENDMENT
0722	CARTUS CORPORATION	40 APPLE RIDGE ROAD	DANBURY, CT 06810	SCOPE OF WORK
1914	CARTUS CORPORATION	PO BOX 360287	PITTSBURGH, PA 15250	SCOPE OF WORK
0723	CARTUS CORPORATION	40 APPLE RIDGE ROAD	DANBURY, CT 06810	SCOPE OF WORK
2221	CATHAY PACIFIC AIRWAYS, LTD.	360 POST STREET, #1005	SAN FRANCISCO, CA 94108	INCENTIVE AGREEMENT
0721	CENDANT MOBILITY SERVICES CORP	40 APPLE RIDGE ROAD	DANBURY, CT 06810	CONSULTING AGREEMENT
0716	CENDANT MOBILITY SERVICES CORPORATION	40 APPLE RIDGE ROAD	DANBURY, CT 06810	STATEMENT OF WORK FOR RELOCATION SERVICES
2091	CENTRAL COMMUNICATIONS	4324 LATHAM STREET, SUITE 110	RIVERSIDE, CA 92501	CONSULTING AGREEMENT
1998	CH2M HILL INDUSTRIAL DESIGN & CONSTR.	2020 SW 4TH AVE., 3RD FLOOR	PORTLAND, OR 97201	CONSULTING AGREEMENT
0584	CHARLES BAYLIS	3451 OBSERVATORY PLACE	CINCINNATI, OH 45208	CONSULTING AGREEMENT
1988	CHARLES E. TUDOR	3869 MAMMOTH CAVE COURT	PLEASANTON, CA 94588	CONSULTING AGREEMENT
1990	CHARLES E. TUDOR	3869 MAMMOTH CAVE COURT	PLEASANTON, CA 94588	SCOPE OF WORK
1989	CHARLES E. TUDOR	3869 MAMMOTH CAVE COURT	PLEASANTON, CA 94588	CONSULTING AGREEMENT

13

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
3325	CHERINE CHAN	34636 ARROYO DRIVE	UNION CITY, CA 94587
0784	CHERYL AVERY	7720 CHANTILLY DR.	DUBLIN, CA 94568	CONSULTING AGREEMENT
1808	CHRISTOPHER ANDREW D’URSO	1011 MORENO AVENUE	PALO ALTO, CA 94303	CONSULTING AGREEMENT
2047	CHRISTOPHER ELKINS	1021 WOODSIDE ROAD, APT. 1	REDWOOD CITY, CA 94061	CONSULTING AGREEMENT
2458	CIMAC, INC.	1101 S. WINCHESTER BLVD. STE. J205	SAN JOSE, CA 95128	CONSULTING AGREEMENT
2288	CIMAC, INC.	1101 SOUTH WINCHESTER BLVD.	SAN JOSE, CA 95128	SCOPE OF WORK
2444	CIMAC, INC.	1101 SOUTH WINCHESTER BLVD.	SAN JOSE, CA 95128	SCOPE OF WORK
0964	CKC LABORATORIES	1120 FULTON PLACE	FREMONT, CA 94539	CONSULTING AGREEMENT
1933	CLAYTON GROUP SERVICES, INC.	6920 KOLL CENTER PKWY.; SUITE 216	PLEASANTON, CA 94566	AMENDMENT NO ADDITIONAL FUNDS TO PO, JUST BRINGING IN A SAFETY SPECIALIST FOR ONE WEEK
1934	CLAYTON GROUP SERVICES, INC.	6920 KOLL CENTER PARKWAY; SUITE 216	PLEASANTON, CA 94566	AMENDMENT TO CONSULTING AGREEMENT. EXTENDS AGREEMENT OUT TO 18 NOV 2006`
1932	CLAYTON GROUP SERVICES, INC.	6920 KOLL CENTER PKWY.; SUITE 216	PLEASANTON, CA 94566	SCOPE OF WORK (PR# 41647) WORK FOR ASI
1924	CLAYTON GROUP SERVICES, INC.	6920 KOLL CENTER PARKWAY, SUITE 216	PLEASANTON, CA 94366	CONFIRMING CHANGE ORDER
1952	CLAYTON GROUP SERVICES, INC.	6920 KOLL CENTER PARKWAY; SUITE 216	PLEASANTON, CA 94566	CONSULTING AGREEMENT
1648	CMANGO, INC.	1300 CRITTENDEN LANE, 2ND FLOOR	MOUNTAIN VIEW, CA 94043	TERMINATION LETTER

14

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
3098	CMANGO, INC.	704 TOWN & COUNTRY VILLAGE	SUNNYVALE, CA 94086	REMEDY SERVICES
3097	CMANGO, INC.	704 TOWN & COUNTRY VILLAGE	SUNNYVALE, CA 94086	CONSULTING AGREEMENT
1300	COAST FIRE EQUIPMENT, INC.	5930 LAS POSITAS ROAD	LIVERMORE, CA 94551	CONSULTING AGREEMENT
1095	COLE COMPUTER SERVICES	461 MCMAHON ROAD	HOLLISTER, CA 95023	CONSULTING AGREEMENT
1096	COLE COMPUTER SYSTEMS	461 MCMAHON ROAD	HOLLISTER, CA 95023	SCOPE OF WORK
2381	COMPUTER MAGIC TRAINING	4030 MOORPARK AVE; SUITE 108	SAN JOSE, CA 95117	CONSULTING AGREEMENT
1377	CONCEPTUAL DESIGN & ANALYSIS	9 HUNINGDON ROAD	LYNNFIELD, MA 01940	CONSULTING AGREEMENT
0308	CONTRACT ENGINEERING	123 PARK	BEVERLY, MA 01915	CONSULTING AGREEMENT
1985	CONTROLLER’S GROUP, INC.	4637 CHABOT DRIVE, SUITE 104	PLEASANTON, CA 94588	CONSULTING AGREEMENT
2426	CONTROLLER’S GROUP, INC.	1818 THE ALAMEDA	SAN JOSE, CA 95126	AMENDMENT TO CONTRACTOR AGREEMENT
1774	CONVERGENT COMPUTING	399 GRAND AVENUE	OAKLAND, CA 94610	CONSULTING AGREEMENT
1773	CONVERGENT COMPUTING	399 GRAND AVENUE	OAKLAND, CA 94610	CONSULTING AGREEMENT
3102	DAISUKE TAKANO	995 BELMONT TERRACE #4	SUNNYVALE, CA 94086	CONSULTING AGREEMENT
1327	DAVID H. WEBSTER TECHNOLOGY	375 YERBA BUENA AVENUE	LOS ALTOS, CA 94022	CONSULTING AGREEMENT
2654	DAVID POWELL, INC.	3190 CLEARVIEW WAY; SUITE 100	SAN MATEO, CA 94402	CONSULTING AGREEMENT
0356	DAVIDSON GROUP, LLC	PO BOX 105	BOXFORD, MA 01921	CONSULTING AGREEMENT

15

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0785	DAVIS & ASSOCIATES	6113 LEDGEWOOD TERRACE	DUBLIN, CA 94568	CONSULTING AGREEMENT
0776	DAVIS & ASSOCIATES	6113 LEDGEWOOD TERRACE	DUBLIN, CA 94568	AMENDMENT TO CONSULTING AGREEMENT
3134	DE ANZA MANUFACTURING SERVICES, INC.	1271-T REAMWOOD AVENUE	SUNNYVALE, CA 94089	CONSULTING AGREEMENT
0462	DECLAN, INC.	PO BOX 111733	CAMPBELL, CA 95011	CONSULTING AGREEMENT
2731	DECON TECHNOLOGIES, INC.	1132 WALSH AVENUE	SANTA CLARA, CA 95050	CONSULTING AGREEMENT
2717	DECON TECHNOLOGIES, INC.	1132 WALSH AVE.	SANTA CLARA, CA 95050	AMENDMENT
2318	DELYSE NASH & ASSOCIATES	1754 TECHNOLOGY DRIVE; SUITE 102	SAN JOSE, CA 95110	SCOPE OF WORK AMEND
2320	DELYSE NASH & ASSOCIATES	1754 TECHNOLOGY DRIVE; SUITE 102	SAN JOSE, CA 95110	SCOPE OF WORK- DUNN
2319	DELYSE NASH & ASSOCIATES	1754 TECHNOLOGY DRIVE; SUITE 102	SAN JOSE, CA 95110	SCOPE OF WORK- DERRINGTON
2356	DELYSE NASH & ASSOCIATES	95 SOUTH MARKET STREET; SUITE 200	SAN JOSE, CA 95113	AMENDMENT TO STATEMENT OF WORK, TO STATEMENT OF WORK DATED MARCH 15, 2004
1108	DET NORSKE VERITAS CERTIFICATION, INC.	16340 PARK TEN PLAE; SUITE 100	HOUSTON, TX 77084	AMENDMENT TO AGREEMENT
1110	DET NORSKE VERITAS CERTIFICATION, INC.	16340 PARK TEN PLACE, SUITE 100	HOUSTON, TX 77084	CONSULTING AGREEMENT
2551	DINAH NGUYEN	3600 MADRID DRIVE	SAN JOSE, CA 95132	CONSULTING AGREEMENT
2753	DIRECT LINE COMMUNICATIONS	1342 WHITE DRIVE	SANTA CLARA, CA 95051	CONSULTING AGREEMENT

16

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2735	DIRECT LINE COMMUNICATIONS	1342 WHITE DRIVE	SANTA CLARA, CA 95051	AMENDMENT TO CONTRACTOR AGREEMENT
1324	DONALD R. MAHER, INC.	26307 ESPERANZA DRIVE	LOS ALTOS HILLS, CA 94022	CONSULTING AGREEMENT
0702	DONLEY TOWNSEND ASSOCIATES, LLC	13355 NOEL ROAD, SUITE 500	DALLAS, TX 75240	CONSULTING AGREEMENT
1253	DOUG QUINN	KONAMI HOUSE, NO. 201; NAGANO-KEN, SUWA-SHI	KONAMI 6121-2, 392-0131	CONSULTING AGREEMENT
2585	EARTH TECH, INC.	695 RIVER OAKS PARKWAY	SAN JOSE, CA 95134	CONSULTING AGREEMENT
3072	ELLIOT LABORATORIES	684 W. MAUDE AVE	SUNNYVALE, CA 94085	CONSULTING AGREEMENT
3054	ELLIOTT LABORATORIES	684 WEST MAUDE AVENUE	SUNNYVALE, CA 94085	AMENDMENT
3055	ELLIOTT LABORATORIES	684 WEST MAUDE AVENUE	SUNNYVALE, CA 94085	SCOPE OF WORK
3053	ELLIOTT LABORATORIES	684 WEST MAUDE AVENUE	SUNNYVALE, CA 94085	SCOPE OF WORK
3073	EMC COMPLIANCE MANAGEMENT GROUP	684 WEST MAUDE AVENUE	SUNNYVALE, CA 94085	SCOPE OF WORK
1649	EMC COMPLIANCE MANAGEMENT GROUP	670 NATIONAL AVENUE	MOUNTAIN VIEW, CA 94043	CONSULTING AGREEMENT
3050	EMC COMPLIANCE MANAGEMENT GROUP (EMCG WORLDWIDE CERTIFICATION, INC.)	684 WEST MAUDE AVENUE	SUNNYVALE, CA 94085	SCOPE OF WORK
3052	EMC COMPLIANCE MANAGEMENT GROUP (EMCG WORLDWIDE CERTIFICATION, INC.)	684 WEST MAUDE AVENUE	SUNNYVALE, CA 94085	AMENDMENT TO CONTRACTOR AGREEMENT

17

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1622	EMC COMPLIANCE MANAGEMENT GROUP (EMCG WORLDWIDE CERTIFICATION, INC.)	670 NATIONAL AVENUE	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK
1624	EMC COMPLIANCE MANAGEMENT GROUP (EMCG WORLDWIDE CERTIFICATION, INC.)	670 NATIONAL AVENUE	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK
1620	EMC COMPLIANCE MANAGEMENT GROUP (EMCG WORLDWIDE CERTIFICATION, INC.)	670 NATIONAL AVENUE	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK
1621	EMC COMPLIANCE MANAGEMENT GROUP (EMCG WORLDWIDE CERTIFICATION, INC.)	670 NATIONAL AVENUE	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK
1623	EMC COMPLIANCE MANAGEMENT GROUP (EMCG WORLDWIDE CERTIFICATION, INC.)	670 NATIONAL AVENUE	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK
3051	EMC COMPLIANCE MANAGEMENT GROUP (EMCG WORLDWIDE CERTIFICATION, INC.)	684 WEST MAUDE AVENUE	SUNNYVALE, CA 94085	SCOPE OF WORK
1760	EMCOR FACILITIES SERVICES, INC.	3145 NORTHWOODS PARKWAY; SUITE 800	NORCROSS, GA 30071	FACILITIES MANAGEMENT AGREEMENT
1042	EMCOR SERVICE / MESA ENERGY SYSTEM	24051 AMADOR STREET	HAYWARD, CA 94544	SCOPE OF WORK
1044	EMCOR SERVICE/MESA ENERGY SYSTEMS	24051 AMADOR STREET	HAYWARD, CA 94544	CONSULTING AGREEMENT
0543	EMPLOYEE BENEFITS COMMUNICATIONS	2525 INSBROOK ROAD	CHARLOTTE, NC 28226	CONSULTING AGREEMENT

18

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1428	END-TO-END ANALYTICS, LLC	1047 MARCUSSEN DRIVE	MENLO PARK, CA 94025	SCOPE OF WORK
1456	END-TO-END ANALYTICS, LLC	1047 MARCUSSEN DRIVE	MENLO PARK, CA 94025	CONSULTING AGREEMENT
2607	ENGINEERING SUPPORT SERVICES	PO BOX 36256	SAN JOSE, CA 95158	CONSULTING AGREEMENT
3038	ERL EXECUTIVE RESOURCES LIMITED	290 9TH STREET NORTH, SUITE 200	ST. PETERSBURG, FL 33705	CONSULTING AGREEMENT
3448	EURISYS GROUP	NOT PROVIDED		PRELIMINARY AGREEMENT
1651	EVOLVE MANUFACTURING TECHNOLOGIES, INC.	960 LINDA VISTA AVE.	MOUNTAIN VIEW, CA 94043	CONSULTING AGREEMENT AMEND
1650	EVOLVE MANUFACTURING TECHNOLOGIES, INC.	960 LINDA VISTA	MOUNTAIN VIEW, CA 94043	CONSULTING AGREEMENT
1852	EXECUTIVEDGE OF SILICON VALLEY	18 PARK AVENUE	PALO ALTO, CA 95030	CONSULTING AGREEMENT
2459	EXTENDED LEAN SOLUTIONS	3031 TISCH WAY, SUITE 10PW	SAN JOSE, CA 95128	CONSULTING AGREEMENT
2411	FACILICORP	1631 WILLOW STREET, SUITE 105	SAN JOSE, CA 95125	AMENDMENT TO CONSULTING AGREEMENT.
2418	FACILICORP	1631 WILLOW STREET, SUITE 105	SAN JOSE, CA 95125	CONSULTING AGREEMENT
2295	FACILITIES MAINTENANCE SERVICES	266 GIFFORD AVENUE	SAN JOSE, CA 95110	SCOPE OF WORK
2321	FACILITIES MAINTENANCE SERVICES	266 GIFFORD AVENUE	SAN JOSE, CA 95110	CONSULTING AGREEMENT
0219	FACTS, INC.	11900 METRIC BLVD SUITE J-101	AUSTIN, TX 78758	SCOPE OF WORK
0216	FACTS, INC.	11900 METRIC BLVD. J-101	AUSTIN, TX 78758	AMENDMENT TO CONSULTING AGMT. (ADDS FUNDS)

19

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0217	FACTS, INC.	11900 METRIC BLVD SUITE J-101	AUSTIN, TX 78758	AMENDMENT TO CONSULTING AGMT. (ADDS FUNDS)
0235	FACTS, INC.	11900 METRIC BOULEVARD, STE. J-103	AUSTIN, TX 78758	CONSULTING AGREEMENT
0214	FACTS, INC.	11900 METRIC BLVD. J-101	AUSTIN, TX 78758	AMENDMENT TO CONSULTING AGMT. (ADDS WORKAND FUNDS, ADDITIONAL CONSULTANT DIRK VOSS)
0218	FACTS, INC.	11900 METRIC BLVD SUITE J-101	AUSTIN, TX 78758	SCOPE OF WORK
0236	FACTS, INC.	11900 METRIC BOULEVARD, STE. J-103	AUSTIN, TX 78758	CONSULTING AGREEMENT
0215	FACTS, INC.	11900 METRIC BLVD. J-101	AUSTIN, TX 78758	AMENDMENT TO CONSULTING AGMT. (ADDS FUNDS)
2754	FF3 RESOURCE GROUP, INC.	2900 GORDON AVENUE, SUITE 100-7	SANTA CLARA, CA 95051	CONSULTING AGREEMENT
1811	FINANCIAL INTELLIGENCE LLC	3300 HILLVIEW AVE; SUITE 170	PALO ALTO, CA 94304	CONSULTING AGREEMENT
2406	FLEXLINE, LLC	1394 TULLY ROAD, SUITE 208	SAN JOSE, CA 95122	PR605 SCOPE OF WORK
2408	FLEXLINE, LLC	1394 TULLY ROAD, SUITE 208	SAN JOSE, CA 95122	SCOPE OF WORK
2402	FLEXLINE, LLC	1394 TULLY ROAD, SUITE 208	SAN JOSE, CA 95122	CONSULTING AGREEMENT
2403	FLEXLINE, LLC	1394 TULLY ROAD, SUITE 208	SAN JOSE, CA 95122	SCOPE OF WORK
2404	FLEXLINE, LLC	1394 TULLY ROAD, SUITE 208	SAN JOSE, CA 95122	SCOPE OF WORK
2405	FLEXLINE, LLC	1394 TULLY ROAD, SUITE 208	SAN JOSE, CA 95122	PR 30,000 SCOPE OF WORK
2407	FLEXLINE, LLC	1394 TULLY ROAD, SUITE 208	SAN JOSE, CA 95122	SCOPE OF WORK

20

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0103	FLUOR ENTERPRISES, INC.	ONE ENTERPRISE DRIVE	ALISO VIEJO, CA 92656	PROFESSIONAL SERVICES AGREEMENT
0102	FLUOR ENTERPRISES, INC.	ONE ENTERPRISE DRIVE	ALISO VIEJO, CA 92656	CONSULTING AGREEMENT
3018	FOCUS GROUP HOLDING CORP	4227 GLEN HAVEN ROAD	SOQUEL, CA 95073	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
0410	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK AMEND
0421	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0413	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK AMENDMENT
0417	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0408	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK AMEND
0416	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0419	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0415	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0414	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0423	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0411	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK AMEND- FLANDERS
0418	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0409	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK AMEND

21

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0428	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	PAYMENT SCHEDULE
0429	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0406	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	CONSULTING AGREEMENT
0430	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0425	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0407	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK AMEND- MANON- DISCLOSURE AGREEMENTLAPU
0405	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	CONSULTING AGREEMENT
0422	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0420	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0426	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0427	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0412	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK AMEND
0424	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	SCOPE OF WORK
0404	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	CONSULTING AGREEMENT
3888	FREDERICK VALLEE	NOT PROVIDED		CONSULTING AGREEMENT
3885	FREDERICK VALLEE	NOT PROVIDED		CONSULTING AGREEMENT

22

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1776	FRONCEK SERVICES	6146 OCEAN VIEW DRIVE	OAKLAND, CA 94618	CONSULTING AGREEMENT
0737	FRONCEK SERVICES	60 LEGACY COURT	DELRAY BEACH, FL 33445	SCOPE OF WORK
0738	FRONCEK SERVICES	60 LEGACY COURT	DELRAY BEACH, FL 33445	AMENDMENT TO CONSULTING AGREEMENT
0745	FRONTIER DATA SERVICES LTD.	12B-12C GIDLEYS MEADOW; CHRISTOW, EXETER	DEVON, EX6 7QB	SCOPE OF WORK
0744	FRONTIER DATA SERVICES LTD.	12B-12C GIDLEYS MEADOW,; CHRISTOW, EXETER	DEVON, EX6 7QB	STATEMENT OF WORK
0743	FRONTIER DATA SERVICES LTD.	12B-12C GIDLEYS MEADOW,; CHRISTOW, EXETER	DEVON, EX6 7QB	SCOPE OF WORK
0742	FRONTIER DATA SERVICES LTD.	12B-12C GIDLEYS MEADOW,; CHRISTOW, EXETER	DEVON, EX6 7QB	SCOPE OF WORK — AEHR TESTING
1752	FRONTIER DATA SERVICES, LTD.	TEINGBRIDGE BUSINESS CENTRE; CAVALIER ROAD, HEATHFIELD	NEWTON ABBOT, TQ12 6TZ	SCOPE OF WORK
1750	FRONTIER DATA SERVICES, LTD.	TEINGBRIDGE BUSINESS CENTRE; CAVALIER ROAD, HEATHFIELD	NEWTON ABBOT, TQ12 6TZ	CONSULTING AGREEMENT
1751	FRONTIER DATA SERVICES, LTD.	TEINGBRIDGE BUSINESS CENTRE; CAVALIER ROAD, HEATHFIELD	NEWTON ABBOT, TQ12 6TZ	CONSULTING AGREEMENT
3450	FTE, INC.	NOT PROVIDED		CONSULTING AGREEMENT
1611	GARRY KRUM	13110 DIERIEX DRIVE	MOUNTAIN VIEW, CA 94040	CONSULTING AGREEMENT
1800	GARY HOBSTETTER	1101 EMERSON	PALO ALTO, CA 94301	CONSULTING AGREEMENT

23

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0268	GEOFFREY BOEHM	930 VALLEY VIEW ROAD	BEN LAMOND, CA 95005	CONSULTING AGREEMENT
1801	GH & ASSOCIATES	936 COMMERCIAL STREET	PALO ALTO, CA 94303	SCOPE OF WORK
1804	GH & ASSOCIATES	936 COMMERCIAL STREET	PALO ALTO, CA 94303	SCOPE OF WORK AMENDMENT ADDS SERVICES AND FUNDS TO PO
1809	GH & ASSOCIATES	936 COMMERCIAL STREET	PALO ALTO, CA 94303	SCOPE OF WORK
1810	GH & ASSOCIATES	936 COMMERCIAL STREET	PALO ALTO, CA 94303	SCOPE OF WORK
2146	GLOBAL BENEFIT ASSOCIATES OF CALIFORNIA	PO BOX 876; SAN BRUNO	SAN BRUNO, CA 94066	CONSULTING AGREEMENT
1435	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK PROPOSAL# 19051099
1429	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK FOR PROPOSAL# 250379
1438	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK QUOTE# 500031696
1431	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK FOR PROPOSAL# 250357
1439	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK

24

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1430	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK FOR PROPOSAL# 250455
1432	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK FOR MULTIPLE PROPOSALS SUBMITTED BETWEEN 10/20/05 AND 12/31/05
1441	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK
1433	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK FOR PROPOSAL # 260152 - SPARTAN SORTER WORK
1442	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK
1440	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	AMENDMENT TO CONSULTING AGREEMENT. EXTENDS EFFECTIVE DATE OUT TO 02/11/09
1436	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK PROPOSAL#260420
1445	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK
2497	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	2480 N. FIRST ST.; SUITE #140	SAN JOSE, CA 95131	SCOPE OF WORK PR#45763QUOTE#500003574

25

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1437	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS CT	MENLO PARK, CA 94025	SCOPE OF WORK QUOTE#500053011
1434	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK FOR PROPOSAL # 260220
1443	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK
1444	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK
0201	GNOSTIC SYSTEMS	24 YELLOW TAIL COVE	AUSTIN, TX 78745	AMEND SCOPE OF WORK
0200	GNOSTIC SYSTEMS	24 YELLOW TAIL COVE	AUSTIN, TX 78745	SCOPE OF WORK
0205	GNOSTIC SYSTEMS I, LTD.	24 YELLOW TAIL COVE	AUSTIN, TX 78745	SCOPE OF WORK
0204	GNOSTIC SYSTEMS I, LTD.	24 YELLOW TAIL COVE	AUSTIN, TX 78745	CONSULTING AGREEMENT
1364	GORDON HOPPER	16460 SODA SPRINGS ROAD	LOS GATOS, CA 95033	CONSULTING AGREEMENT AMEND
1365	GORDON HOPPER	16460 SODA SPRINGS ROAD	LOS GATOS, CA 95033	CONSULTING AGREEMENT
3101	GORDON SHING	183 N. MURPHY AVE. #3	SUNNYVALE, CA 94086	CONSULTING AGREEMENT
2419	GRANT D. IMPER	1347 DUKE WAY	SAN JOSE, CA 95125	CONSULTING AGREEMENT
0456	GREENTREE SYSTEMS, INC.	1686 DELL AVENUE	CAMPBELL, CA 95008	HOSTED SERVICES AGREEMENT

26

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0463	GREG PECHER	PO BOX 111733	CAMPBELL, CA 95011	CONSULTING AGREEMENT
3442	GREG PECHER	NOT PROVIDED		SCOPE OF WORK
1458	GS3 GLOBAL SEMICONDUCTOR SAFETY SERVICES	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK
1460	GS3 GLOBAL SEMICONDUCTOR SAFETY SERVICES	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK
1459	GS3 GLOBAL SEMICONDUCTOR SAFETY SERVICES	1365 ADAMS COURT	MENLO PARK, CA 94025	SCOPE OF WORK
1457	GS3 GLOBAL SEMICONDUCTOR SAFETY SERVICES	1365 ADAMS COURT	MENLO PARK, CA 94025	CONSULTING AGREEMENT
1184	GUERRANT ASSOCIATES	65-1158 MAMALAHOA HIGHWAY; PMB 247	KAMUELA, HI 96743	CONSULTING AGREEMENT
1183	GUERRANT ASSOCIATES	65-1158 MAMALAHOA HIGHWAY; PMB 247	KAMUELA, HI 96743	CONSULTING AGREEMENT
2484	HAL MASAMORI	1082 WINDSOR ST	SAN JOSE, CA 95129	SCOPE OF WORK
2482	HAL MASAMORI	1082 WINDSOR ST	SAN JOSE, CA 95129	CONSULTING AGREEMENT
2485	HAL MASAMORI	1082 WINDSOR ST	SAN JOSE, CA 95129	SCOPE OF WORK
2465	HAL MASAMORI	1082 WINDSOR STREET	SAN JOSE, CA 95129	SCOPE OF WORK — PCB LAYOUTS FOR DLTB GRIPPER
2483	HAL MASAMORI	1082 WINDSOR ST	SAN JOSE, CA 95129	CONSULTING AGREEMENT
2469	HAL MASAMORI	1082 WINDSOR STREET	SAN JOSE, CA 95129	STATEMENT OF WORK — PCB LAYOUTS

27

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2470	HAL MASAMORI	1082 WINDSOR STREET	SAN JOSE, CA 95129	STATEMENT OF WORK
2480	HAL MASAMORI	1082 WINDSOR ST.	SAN JOSE, CA 95129	CONSULTING AGREEMENT AMEND
2462	HAL MASAMORI	1082 WINDSOR STREET	SAN JOSE, CA 95129	AMENDMENT TO CONSULTING AGREEMENT — ADDS FUNDS TO PO
2466	HAL MASAMORI	1082 WINDSOR STREET	SAN JOSE, CA 95129	SCOPE OF WORK — PCB LAYOUTS FOR DLTB ROVER BOARD
2471	HAL MASAMORI	1082 WINDSOR STREET	SAN JOSE, CA 95129	STATEMENT OF WORK
2463	HAL MASAMORI	1082 WINDSOR STREET	SAN JOSE, CA 95129	AMENDMENT TO CONSULTING AGREEMENT TO EXTEND TERM
2468	HAL MASAMORI	1082 WINDSOR STREET	SAN JOSE, CA 95129	STATEMENT OF WORK
2464	HAL MASAMORI	1082 WINDSOR STREET	SAN JOSE, CA 95129	SCOPE OF WORK — PCB LAYOUTS FOR DLTB ROVER BOARD
2481	HAL MASAMORI	1082 WINDSOR ST	SAN JOSE, CA 95129	CONSULTING AGREEMENT AMEND
2658	HALL KINION	1700 S. EL CAMINO REAL, SUITE 108	SAN MATEO, CA 94402	SCOPE OF WORK KUMAR
2614	HALL KINION	P.O.BOX 49264	SAN JOSE, CA 95161-9264	FIRST AMENDMENT TO ATTACHMENT #1 STATEMENT OF WORK
2659	HALL KINION	1700 S. EL CAMINO REAL, SUITE 108	SAN MATEO, CA 94402	SCOPE OF WORK LU
2655	HALL KINION	1700 S. EL CAMINO REAL, SUITE 108	SAN MATEO, CA 94402	CONSULTING AGREEMENT
2660	HALL KINION	1700 S. EL CAMINO REAL, SUITE 108	SAN MATEO, CA 94402	SCOPE OF WORK LU

28

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2656	HALL KINION	1700 S. EL CAMINO REAL, SUITE 108	SAN MATEO, CA 94402	SCOPE OF WORK BROWN
2661	HALL KINION	1700 S. EL CAMINO REAL, SUITE 108	SAN MATEO, CA 94402	SCOPE OF WORK PERGAMENTNIK
2657	HALL KINION	1700 S. EL CAMINO REAL, SUITE 108	SAN MATEO, CA 94402	SCOPE OF WORK #2 BUCKLEY
1271	HAROLD GOLDSTEIN OF ORGANIZATION PLANNING ANALYSIS & DEVELOPMENT	1590 RANCHO DEL HAMBRE	LAFAYETTE, CA 94549	TERMINATION LETTER
1039	HAYWARD EMBEDDED CONSULTING	21806 PRINCETON STREET	HAYWARD, CA 94541	CONSULTING AGREEMENT
3268	HEWITT ASSOCIATES	MITA KOKUSAI BLDG. 24TH FLOOR; 1-4-28 MITA MINATO-KU	TOKYO, 1080073	AMENDMENT TO CONTRACTOR AGREEMENT
3267	HEWITT ASSOCIATES	MITA KOKUSAI BLDG. 24TH FLOOR; 1-4-28 MITA, MINATO-KU	TOKYO, 108-0072	CONSULTING AGREEMENT
0965	HICOSOFT- HIGH COHESION SOFTWARE	43501 ELLSWORTH STREET, UNIT D	FREMONT, CA 94539	CONSULTING AGREEMENT
0839	HIGH TECH CRATING	PO BOX 368-329 YEW STREET	FOREST GROVE, OR 97116	CONSULTING AGREEMENT
0838	HIGH TECH CRATING	PO BOX 368-329 YEW STREET	FOREST GROVE, OR 97116	AMENDMENT TO CONTRACTOR AGREEMENT
2795	HORN MURDOCK COLE	2041 MISSION COLLEGE BLVD; #159	SANTA CLARA, CA 95054	AMD. TO STATEMENT OF WORK
2845	HORN MURDOCK COLE	2041 MISSION COLLEGE BLVD.; STE 159	SANTA CLARA, CA 95054	CONSULTING AGREEMENT
0549	HR EXCEL, LLC	3436 TORINGDON WAY; SUITE 300	CHARLOTTE, NC 28277	HR SERVICES AGREEMENT
0550	HR EXCEL, LLC	3436 TORINGDON WAY; SUITE 300	CHARLOTTE, NC 28277	SCOPE OF WORK PR

29

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2619	IBM GLOBAL SERVICES	5600 COTTLE ROAD	SAN JOSE, CA 95193	CUSTOMER CARE CENTER SOLUTION
2618	IBM GLOBAL SERVICES	5600 COTTLE ROAD	SAN JOSE, CA 95193	CUST CARE SOLUTIONS
3236	IIOSS KK	3-21-10-2205 MITA; MINATO-KU	TOKYO,	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
4078	ILS TECHNOLOGY	NOT PROVIDED		EVAL AGREEMENT
0336	ILS TECHNOLOGY, LLC	5300 BROKEN SOUND BLVD.; SUITE 150	BOCA RATON, FL 33487	CONSULTING AND SERVICES AGREEMENT
2908	IMPRESS PUBLIC RELATIONS	5301 E. CLAIRE DRIVE	SCOTTSDALE, AZ 85254	AMENDMENT TO CONSULTING AGREEMENT — EXTENDS EFFECTIVE DATE OUT AND ADDS FUNDS TO PO
2910	IMPRESS PUBLIC RELATIONS, INC.	5301 E. CLAIRE DRIVE	SCOTTSDALE, AZ 85254	CONSULTING AGREEMENT AMENDMENT
0349	IN3CORP	1750 30TH STREET, SUITE 216	BOULDER, CO 80301	CONSULTING AGREEMENT
2847	INFO STEP, INC	2350 MISSION COLLEGE BOULEVARD; SUITE 290	SANTA CLARA, CA 95054	SCOPE OF WORK
2846	INFO STEP, INC	2350 MISSION COLLEGE BOULEVARD; SUITE 290	SANTA CLARA, CA 95054	SCOPE OF WORK
2777	INFOSTEP INC	2350 MISSION COLLEGE BOULEVARD; SUITE 290	SANTA CLARA, CA 95054	AMENDMENT TO CONSULTING AGREEMENT, ADDS TIME TO ORIGINAL SCOPE OF WORK AND FUNDS TO ORIGINAL PO PR# 51604
2776	INFOSTEP INC	2350 MISSION COLLEGE BOULEVARD	SANTA CLARA, CA 95054	AMENDMENT TO SCOPE OF WORK DATED 05/21/07 (NOT IN DB) PR# 51987
2775	INFOSTEP INC	2350 MISSION COLLEGE BOULEVARD; SUITE 290	SANTA CLARA, CA 95054	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT

30

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2709	INFOSTEP INC	2350 MISSION COLLEGE BOULEVARD	SANTA CLARA, CA 94054	AMENDMENT TO SCOPE OF WORK
2708	INFOSTEP INC	2350 MISSION COLLEGE BOULEVARD	SANTA CLARA, CA 94054	SCOPE OF WORK
2710	INFOSTEP INC	2350 MISSION COLLEGE BOULEVARD	SANTA CLARA, CA 94054	AMENDMENT TO CONTRACTOR AGREEMENT
2707	INFOSTEP INC	2350 MISSION COLLEGE BOULEVARD	SANTA CLARA, CA 94054	SCOPE OF WORK
0966	INSTANT SYSTEMS, INC.	40211 DOLERITA	FREMONT, CA 94539	CONSULTING AGREEMENT
0942	INSTANT SYSTEMS, INC.	40211 DOLERITA AVENUE	FREMONT, CA 94539	AMENDMENT TO CONSULTING AGREEMENT — ADDS TIME TO AGREEMENT AND FUNDS TO PO
0210	INTEGRAL SYSTEMS, INC.	6825 VIA RICCO DR.	AUSTIN, TX 78749	CONSULTING AGREEMENT
2928	INTELLECT, INC.	SONAM BUILDING, 3RD FLOOR; 1001- 4,DAECHI-DONG,KANGNAM-KU	SEOUL,	CONSULTING AGREEMENT
2929	INTELLECT, INC.	SONAM BUILDING, 3RD FLOOR; 1001- 4,DAECHI-DONG,KANGNAM-KU	SEOUL,	AMENDMENT NUMBER ONE TO CONSULTING AGREEMENT
2916	INTERTECH SOLUTIONS	1826 B 24TH AVENUE	SEATTLE, WA 98122	AMENDMENT TO EXTEND AGREEMENT TO 27 APRIL 2006
2258	INTERTECH SOLUTIONS	219 HARTFORD STREET	SAN FRANCISCO, CA 94114	CONSULTING AGREEMENT
2257	INTERTECH SOLUTIONS	219 HARTFORD STREET	SAN FRANCISCO, CA 94114	CONSULTING AGREEMENT
2915	INTERTECH SOLUTIONS	1826 B 24TH AVENUE	SEATTLE, WA 98122	AMENDMENT TO ADD TIME AND FUNDS TO PO

31

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2732	INTERVISION SYSTEM TECHNOLOGIES, INC.	2250 WALSH AVENUE	SANTA CLARA, CA 95050	CONSULTING AGREEMENT
1311	INVESTOR RELATIONS PARTNERS, INC.	6 CHARLES STREET	LIVINGSTON, NJ 07039	CONSULTING AGREEMENT
2622	IRON CONSTRUCTION, INC.	1018 LINCOLN AVENUE	SAN JOSE, CA 95322	SCOPE OF WORK — PROTOPULSION PRINTER ROOM — DOOR
2420	IRON CONSTRUCTION, INC.	1018 LINCOLN AVENUE	SAN JOSE, CA 95125	CONSULTING AGREEMENT
2621	IRON CONSTRUCTION, INC.	1018 LINCOLN AVENUE	SAN JOSE, CA 95322	AMENDMENT TO SCOPE OF WORK
2620	IRON CONSTRUCTION, INC.	1018 LINCOLN AVENUE	SAN JOSE, CA 95322	AMENDMENT TO SCOPE OF WORK
2624	IRON CONSTRUCTION, INC.	1018 LINCOLN AVENUE	SAN JOSE, CA 95322	AMENDMENT TO CONSULTING AGREEMENT — ADDS LANGUAGE TO ORIGINAL SCOPE OF WORK SERVICES AND FUNDS TO PO
2623	IRON CONSTRUCTION, INC.	1018 LINCOLN AVENUE	SAN JOSE, CA 95322	SCOPE OF WORK
2625	IRON CONSTRUCTION, INC.	1018 LINCOLN AVENUE	SAN JOSE, CA 95322	SCOPE OF WORK
2547	ISOFT CONSULTING	2016 SWANSEA CT.	SAN JOSE, CA 95132	SCOPE OF WORK
2548	ISOFT CONSULTING	2016 SWANSEA CT.	SAN JOSE, CA 95132	SCOPE OF WORK
2546	ISOFT CONSULTING	2016 SWANSEA CT.	SAN JOSE, CA 95132	SCOPE OF WORK
2544	ISOFT CONSULTING	2016 SWANSEA CT.	SAN JOSE, CA 95132	SCOPE OF WORK AMENDMENT
2545	ISOFT CONSULTING	2016 SWANSEA CT.	SAN JOSE, CA 95132	SCOPE OF WORK

32

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2550	ISOFT CONSULTING	2016 SWANSEA CT.	SAN JOSE, CA 95132	SCOPE OF WORK
2549	ISOFT CONSULTING	2016 SWANSEA CT.	SAN JOSE, CA 95132	SCOPE OF WORK
2535	ISOFT CONSULTING GROUP, INC.	2016 SWANSEA COURT	SAN JOSE, CA 95132	SCOPE OF WORK — PORTING
2536	ISOFT CONSULTING GROUP, INC.	2016 SWANSEA COURT	SAN JOSE, CA 95132	AMENDMENT TO CA EXTENDS AGREEMENT OUT TO 03/31/07
2534	ISOFT CONSULTING GROUP, INC.	2016 SWANSEA COURT	SAN JOSE, CA 95132	SCOPE OF WORK — TECH SUPPORT
2537	ISOFT CONSULTING GROUP, INC.	2016 SWANSEA COURT	SAN JOSE, CA 95132	SCOPE OF WORK
2848	ISOFT CONSULTING GROUP, INC.	440 OAK GROVE DRIVE, #302	SANTA CLARA, CA 95054	CONSULTING AGREEMENT
2538	ISOFT CONSULTING GROUP, INC.	2016 SWANSEA CT.	SAN JOSE, CA 95132	SCOPE OF WORK
2539	ISOFT CONSULTING GROUP, INC.	2016 SWANSEA CT.	SAN JOSE, CA 95132	AMENDMENT TO CONSULTING AGREEMENT — EXTENDS AGREEMENT OUT TILL 03/31/08
2540	ISOFT CONSULTING GROUP, INC.	2016 SWANSEA CT.	SAN JOSE, CA 95132	SCOPE OF WORK
2541	ISOFT CONSULTING GROUP, INC.	2016 SWANSEA CT.	SAN JOSE, CA 95132	SCOPE OF WORK
2542	ISOFT CONSULTING GROUP, INC.	2016 SWANSEA CT.	SAN JOSE, CA 95132	AMENDMENT TO CONTRACTOR AGREEMENT
2755	J.T. KELLY SYSTEMS	968 KIELY BOULEVARD #E	SANTA CLARA, CA 95051	CONSULTING AGREEMENT AMENDMENT 1
2756	J.T. KELLY SYSTEMS	968 KIELY BOULEVARD #E	SANTA CLARA, CA 95051	CONSULTING AGREEMENT
2757	J.T. KELLY SYSTEMS	968 KIELY BOULEVARD #E	SANTA CLARA, CA 95051	SCOPE OF WORK 1

33

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2421	JACK B. KEENAN, INC.	1820 GEORGETTA DRIVE	SAN JOSE, CA 95125	CONSULTING AGREEMENT
2422	JACK B. KEENAN, INC.	1820 GEORGETTA DRIVE	SAN JOSE, CA 95125	CONSULTING AGREEMENT
2424	JACK B. KEENAN, INC.	1820 GEORGETTA DRIVE	SAN JOSE, CA 95125	SCOPE OF WORK
2423	JACK B. KEENAN, INC.	1820 GEORGETTA DRIVE	SAN JOSE, CA 95125	CONSULTING AGREEMENT
1850	JAMES A. YOUNG, CPA	346 COLLEGE AVENUE	PALO ALTO, CA 94306	CONSULTING AGREEMENT AMEND
1851	JAMES A. YOUNG, CPA	346 COLLEGE AVENUE	PALO ALTO, CA 94306	CONSULTING AGREEMENT
2758	JAMES T. KELLEY SYSTEMS	968 KIELY BLVD. #E	SANTA CLARA, CA 95051	CONSULTING AGREEMENT AMENDMENT 1
0371	JEFFERSON WELLS / RICHARD JANNEY	200 SOUTH EXECUTIVE DRIVE; SUITE 440	BROOKFIELD, WI 53005	AMENDMENT TO INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
0374	JEFFERSON WELLS INTERNATIONAL, INC.	200 SOUTH EXECUTIVE DRIVE; SUITE 440	BROOKFIELD, WI 53005	CONSULTING AGREEMENT
4068	JEFFERSON WELLS INTERNATIONAL, INC.	200 SOUTH EXECUTIVE DRIVE; SUITE 440	BROOKFIELD, WI 53005	CA AMEND
0373	JEFFERSON WELLS INTERNATIONAL, INC.	200 SOUTH EXECUTIVE DRIVE; SUITE 440	BROOKFIELD, WI 53005	CONSULTING AGREEMENT
0376	JEFFERSON WELLS INTERNATIONAL, INC.	200 SOUTH EXECUTIVE DRIVE; SUITE 440	BROOKFIELD, WI 53005	SCOPE OF WORK
0375	JEFFERSON WELLS INTERNATIONAL, INC.	200 SOUTH EXECUTIVE DRIVE; SUITE 440	BROOKFIELD, WI 53005	SCOPE OF WORK

34

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2212	JEFFERSON WELLS INTERNATIONAL, INC.	301 HOWARD STREET; SUITE 1030	SAN FRANCISCO, CA 94105	SCOPE OF WORK AMEND
2305	JEFFERSON WELLS INT’L	226 AIRPORT PKWY., SUITE 550	SAN JOSE, CA 95110	AMENDMENT TO INDEPENDENT CONSULTANT & CONTRACTOR AGREEMENT (ADD FUNDS TO PO-EX. B)
2203	JEFFERSON WELLS INT’L	301 HOWARD STREET; SUITE 1030	SAN FRANCISCO, CA 94105	AMENDMENT TO SCOPE OF WORK DATED 11/29/06 (PRE36225 & 36223)
2201	JEFFERSON WELLS INT’L	301 HOWARD STREET	SAN FRANCISCO, CA 94105	AMENDMENT TO SCOPE OF WORK DATED 10/26. PR# 45664 ADDS FUNDS TO PO
2202	JEFFERSON WELLS INT’L	301 HOWARD STREET; STE 1030	SAN FRANCISCO, CA 94105	AMENDMENT TO SCOPE OF WORK DATED 11/29. ADDS FUNDS TO PO (THIS ONE PR COVERED TWO AMENDMENTS)
2199	JEFFERSON WELLS INT’L	301 HOWARD STREET, SUITE 1030	SAN FRANCISCO, CA 94105	AMENDMENT TO SCOPE OF WORK DATED 10/26.
2204	JEFFERSON WELLS INT’L	301 HOWARD STREET; STE 1030	SAN FRANCISCO, CA 94105	STATEMENT OF WORK
0372	JEFFERSON WELLS INT’L	200 SOUTH EXECUTIVE DRIVE; SUITE 440	BROOKFIELD, WI 53005	STATEMENT OF WORK
2200	JEFFERSON WELLS INT’L	301 HOWARD STREET, SUITE 1030	SAN FRANCISCO, CA 94105	AMENDMENT TO SCOPE OF WORK
1832	JESSE AMOS SILVER	277 SWAIN WAY	PALO ALTO, CA 94304	CONSULTING AGREEMENT
1610	JEWETT W. CHIP FOWLER	1728 PEACHTREE COURT	MOUNTAIN VIEW, CA 94040	CONSULTING AGREEMENT
3889	JOEL WILLIAMS	NOT PROVIDED		CONSULTING AGREEMENT
3871	JOHN LONG	NOT PROVIDED		AGREEMENT

35

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1358	JON HYLBERT	205 SPRING STREET	LOS GATOS, CA 95030	SCOPE OF WORK
1353	JON HYLBERT	205 SPRING STREET	LOS GATOS, CA 95030	FIRST AMENDMENT TO STATEMENT OF WORK DATED FEBRUARY 24, 2004
1355	JON HYLBERT	205 SPRING STREET	LOS GATOS, CA 95030	CONSULTING AGREEMENT
1357	JON HYLBERT	205 SPRING STREET	LOS GATOS, CA 95030	SCOPE OF WORK #2
1356	JON HYLBERT	205 SPRING STREET	LOS GATOS, CA 95030	SCOPE OF WORK
0469	JOSEPH H. REISS	33 RED PINE DRIVE	CARLISLE, MA 01741	CONSULTING AGREEMENT AMEND 1
0470	JOSEPH H. REISS	33 RED PINE DRIVE	CARLISLE, MA 01741	CONSULTING AGREEMENT
3075	K2 ASSOCIATES, INC.	341 COBALT WAY, SUITE 204	SUNNYVALE, CA 94085	CONSULTING AGREEMENT
3057	K2 ASSOCIATES, INC.	341 COBALT WAY	SUNNYVALE, CA 94085	ATTACHMENT #1 — STATEMENT OF WORK
3059	K2 ASSOCIATES, INC.	341 COBALT WAY	SUNNYVALE, CA 94085	ATTACHMENT #1 — (RIECH) STATEMENT OF WORK
3081	K2 ASSOCIATES, INC.	PO BOX 61329	SUNNYVALE, CA 94086	AMENDMENT
3082	K2 ASSOCIATES, INC.	341 COBALT WAY	SUNNYVALE, CA 94086	AMENDMENT. PR# 40031 ADS FUNDS TO PO
3076	K2 ASSOCIATES, INC.	341 COBALT WAY, SUITE 204	SUNNYVALE, CA 94085	SCOPE OF WORK ROMAN
3111	K2 ASSOCIATES, INC.	PO BOX 61329	SUNNYVALE, CA 94088	AMENDMENT
3058	K2 ASSOCIATES, INC.	341 COBALT WAY	SUNNYVALE, CA 94085	ATTACHMENT #1 — (FORKNER) STATEMENT OF WORK

36

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
3060	K2 ASSOCIATES, INC.	341 COBALT WAY	SUNNYVALE, CA 94085	STATEMENT OF WORK (RIECH)
3074	K2 ASSOCIATES, INC.	341 COBALT WAY, SUITE 204	SUNNYVALE, CA 94085	CONSULTING AGREEMENT
3109	KAREN ROSS	864 THE DALLES	SUNNYVALE, CA 94087	CONSULTING AGREEMENT
0354	KATHERINE PILEWSKIE	65 HURON	BOULDER, CO 80303	CONSULTING AGREEMENT
0637	KATRIN RICHTER	AM RINGPARK 5 A	COSWIG, 01640	CONSULTING AGREEMENT
1844	KAVERI, INC.	261 PARKSIDE DR.	PALO ALTO, CA 94306	CONSULTING AGREEMENT AMEND 3
1843	KAVERI, INC.	261 PARKSIDE DR.	PALO ALTO, CA 94306	CONSULTING AGREEMENT AMEND 2
1846	KAVERI, INC.	261 PARKSIDE DRIVE	PALO ALTO, CA 94306	CONSULTING AGREEMENT
1845	KAVERI, INC.	261 PARKSIDE DR.	PALO ALTO, CA 94306	CONSULTING AGREEMENT AMEND 4
1842	KAVERI, INC.	261 PARKSIDE DR.	PALO ALTO, CA 94306	CONSULTING AGREEMENT AMENDMENT 1
3884	KEITH ARNOLD	NOT PROVIDED		CONSULTING AGREEMENT
3447	KEITH CHRISTENSEN	NOT PROVIDED		CONSULTING AGREEMENT
1612	KEITH MARCHAND	2065 CALIFORNIA STREET; #10	MOUNTAIN VIEW, CA 94040	CONSULTING AGREEMENT
2591	KEITH WOOD	49 MIRABELLI CIRCLE	SAN JOSE, CA 95134	SCOPE OF WORK #2
2587	KEITH WOOD	49 MIRABELLI CIRCLE	SAN JOSE, CA 95134	CONSULTING AGREEMENT AMENDMENT 2
2588	KEITH WOOD	49 MIRABELLI CIRCLE	SAN JOSE, CA 95134	CONSULTING AGREEMENT AMENDMENT 1

37

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2590	KEITH WOOD	49 MIRABELLI CIRCLE	SAN JOSE, CA 95134	CONSULTING AGREEMENT
2589	KEITH WOOD	49 MIRABELLI CIRCLE	SAN JOSE, CA 95134	CONSULTING AGREEMENT
0457	KEVIN MATSUMOTO	410 DARRYL DRIVE	CAMPBELL, CA 95008	CONSULTING AGREEMENT
2425	KEVIN THORNE	1624 SWEETBRIAR DRIVE	SAN JOSE, CA 95125	CONSULTING AGREEMENT
2944	KEY PERFORMANCE IDEAS, INC.	5324 DEERWOOD DRIVE	SHINGLE SPRINGS, CA 95682	CONSULTING AGREEMENT
2942	KEY PERFORMANCE IDEAS, INC. KPI	5324 DEERWOOD DRIVE	SHINGLE SPRINGS, CA 95682	SCOPE OF WORK
0667	KNO SYSTEMS	19730 MERRITT DRIVE	CUPERTINO, CA 95014	CONSULTING AGREEMENT
1474	KNO SYSTEMS	P.O. BOX 1403	MILLBRAE, CA 94030	AMENDMENT TO SCOPE OF WORK (DATED 3/23/06)
1475	KNO SYSTEMS	PO BOX 1403	MILLBRAE, CA 94030	CONSULTING AGREEMENT AMEND
0668	KNO SYSTEMS	19730 MERRITT DRIVE	CUPERTINO, CA 95014	SCOPE OF WORK
1473	KNO SYSTEMS	P.O. BOX 1403	MILLBRAE, CA 94030	SCOPE OF WORK
0643	KNO SYSTEMS	19730 MERRITT DRIVE	CUPERTINO, CA 95014	AMENDMENT NO. 2 TO SOFTWARE CONSULTING AGREEMENT. ORIGINAL AGREEMENT DATED JANUARY 1, 2001.
0666	KNO SYSTEMS	19730 MERRITT DRIVE	CUPERTINO, CA 95014	CONSULTING AGREEMENT AMENDMENT 2
2033	KOLLMORGEN	201 ROCK ROAD	RADFORD, VA 24141	SCOPE OF WORK
0088	LANCASHIRE CONSULTING	110 NOTTINGHAM DRIVE	ALAMEDA, CA 94502	CONSULTING AGREEMENT

38

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2648	LAST MILE GROUP	1670 S. AMPHLETT BLVD. STE 214	SAN MATEO, CA 94402	SCOPE OF WORK
2647	LAST MILE GROUP	1670 SO. AMPHLETT BLVD. STE 214	SAN MATEO, CA 94402	SCOPE OF WORK
2646	LAST MILE GROUP	1670 SO. AMPHLETT BLVD. STE 214	SAN MATEO, CA 94402	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
2290	LEE HECHT HARRISON, LLC	2001 GATEWAY PLACE, SUITE 440	SAN JOSE, CA 95100	CONSULTING AGREEMENT
2291	LEE HECHT HARRISON, LLC	2001 GATEWAY PLACE, SUITE 440	SAN JOSE, CA 95100	SCOPE OF WORK
2294	LEE HECT HARRISON	2001 GATEWAY PLACE; SUITE 440	SAN JOSE, CA 95110	AMENDMENT TO CONTRACTOR AGREEMENT
2905	LINTELLE ENGINEERING	380 EL PUEBLO DR.; STE 105	SCOTTS VALLEY, CA 95066	CONSULTING AGREEMENT
3352	LIPMAN & WOLF, LLP VISAWOLF	1301 YGNACIAO VALLEY ROAD; SUITE 100	WALNUT CREEK, CA 94598	AMENDMENT TO CONTRACTOR AGREEMENT
3351	LIPMAN & WOLF, LLP VISAWOLF	1301 YGNACIO VALLEY ROAD; SUITE 100	WALNUT CREEK, CA 94598	AMENDMENT TO CONTRACTOR AGREEMENT
3353	LIPMAN & WOLF, LLP- VISA WOLF	1301 YGNACIO VALLEY ROAD, SUITE 100	WALNUT CREEK, CA 94598	CONSULTING AGREEMENT AMEND
3354	LIPMAN & WOLF, LLP- VISA WOLF	1301 YGNACIO VALLEY ROAD, SUITE 100	WALNUT CREEK, CA 94598	CONSULTING AGREEMENT
1626	LLOYD-RITTER CONSULTING	1043 N. SHORELINE BLVD.,#101	MOUNTAIN VIEW, CA 94043	CONTRACT SERVICE TERMS
1316	MAHER, DONALD R.	26307 ESPERANZA DRIVE	LOS ALTOS HILLS, CA 94022	AMENDMENT TO CONTRACTOR AGREEMENT
2673	MALY CONSULTING LLC	990 A STREET, SUITE 402	SAN RAFAEL, CA 94901	CONSULTING AGREEMENT
2670	MALY CONSULTING, LLC	990 A STREET, SUITE 402	SAN RAFAEL, CA 94901	AMENDMENT TO CA ADDS FUNDS TO PO
1127	MARC ROBERTS CONSULTING	16981 HOSKINS STREET #2	HUNTINGTON BEACH, CA 92649	CONSULTING AGREEMENT

39

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0963	MARIA ALONSO	353 LOWER VINTNERS CIRCLE	FREMONT, CA 94539	CONSULTING AGREEMENT
1949	MARIA ALONSO	3285 EAST RUBY HILLS DRIVE	PLEASANTON, CA 94566	CONSULTING AGREEMENT
1950	MARIA ALONSO, PROFESSIONAL SERVICES	3285 EAST RUBY HILLS DRIVE	PLEASANTON, CA 94566	CONSULTING AGREEMENT AMENDMENT
1951	MARIA ALONSO, PROFESSIONAL SERVICES	3285 EAST RUBY HILLS DRIVE	PLEASANTON, CA 94566	CONSULTING AGREEMENT AMEND
0687	MARY LYNN COYLE	6456 NORWAY ROAD	DALLAS, TX
0692	MARY LYNN COYLE	6456 NORWAY ROAD	DALLAS, TX 75230	AMENDMENT TO CONSULTING AGREEMENT. ADDS FUNDS TO PO
0695	MARY LYNN COYLE	6456 NORWAY ROAD	DALLAS, TX 75230	CONSULTING AGREEMENT
0693	MARY LYNN COYLE	6456 NORWAY ROAD	DALLAS, TX 75230	AMENDMENT TO CONSULTING AGREEMENT. ADDS FUNDS TO PO
3099	MASTERCOM NETWORK SERVICES, INC.	265 SOBRANTE WAY; SUITE G	SUNNYVALE, CA 94086	CONSULTING AGREEMENT AMEND 1
3100	MASTERCOM NETWORK SERVICES, INC.	285 SOBRANTE WAY, SUITE E	SUNNYVALE, CA 94086	CONSULTING AGREEMENT
1455	MATTHEW ACKERMAN	355 OLIVE STREET	MENLO PARK, CA 94025	CONSULTING AGREEMENT
1427	MATTHEW ACKERMAN	355 OLIVE STREET	MENLO PARK, CA 94025	STATEMENT OF WORK
2110	MATTHEW COADY	6005 BAR HARBOR COVE	ROUND ROCK, TX 78681	CONSULTING AGREEMENT
1882	MCA SOLUTIONS, INC.	1500 JFK BOULEVARD; SUITE 700	PHILADELPHIA, PA 19102	TERMINATION LETTER

40

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1883	MCA SOLUTIONS, INC.	1500 JFK BOULEVARD; SUITE 700	PHILADELPHIA, PA 19102	RESPONSE TO TERMINATION LETTER
1885	MCA SOLUTIONS, INC.	2 PENN CENTER PLAZA	PHILADELPHIA, PA 19102	CONSULTING AGREEMENT
1719	MCKINSEY & COMPANY, INC.	55 EAST 52ND STREET	NEW YORK, NY 10055	CONSULTING AGREEMENT
1097	MELISSA MITCHELL	860 C STREET	HOLLISTER, CA 95023	CONSULTING AGREEMENT AMENDMENT 2
1099	MELISSA MITCHELL	860 C STREET	HOLLISTER, CA 95023	CONSULTING AGREEMENT AMENDMENT 1
1098	MELISSA MITCHELL	860 C STREET	HOLLISTER, CA 95023	CONSULTING AGREEMENT AMENDMENT 1
2223	MERCER HUMAN RESOURCE CONSULTING, INC.	THREE EMBARCADERO CENTER; SUITE 1500	SAN FRANCISCO, CA 94111	ENGAGEMENT LETTER
1741	MERIDIAN WORLDWIDE TRANSPORTATION	8610 THORNTON AVE	NEWARK, CA 94560	CONSULTING AGREEMENT
1735	MERIDIAN WORLDWIDE TRANSPORTATION GROUP	8610 THORNTON AVENUE	NEWARK, CA 94560	SCOPE OF WORK
1831	MERRILL LYNCH INVESTMENT GROUP	3075 B HANSEN WAY	PALO ALTO, CA 94304	ENGAGEMENT LETTER
2883	MERYL RAINS	18855 MONTEWOOD COURT	SARATOGA, CA 95070	CONSULTING AGREEMENT
2879	MERYL RAINS	18855 MONTEWOOD CT.	SARATOGA, CA 95070	AMENDMENT TO STATEMENT OF WORK, TO STATEMENT OF WORK DATED FEBRUARY 20, 2004
2147	MEYER, ALEC	37 MAPLE WAY	SAN CARLOS, CA 94070	STATEMENT OF WORK

41

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2148	MEYER, ALEC	37 MAPLE WAY	SAN CARLOS, CA 94070	AMENDMENT TO CONSULTING AGREEMENT — EXTENDS THE AGREEMENT TO 31 DEC 2005
2149	MEYER, ALEC	37 MAPLE WAY	SAN CARLOS, CA 94070	SCOPE OF WORK
0272	MICRO-CRAFT	755 COON HEIGHTS ROAD	BEN LOMOND, CA 95005	SCOPE OF WORK
0270	MICRO-CRAFT	755 COON HEIGHTS RD.	BEN LAMOND, CA 95005	SCOPE OF WORK
0269	MICRO-CRAFT	755 COON HEIGHTS RD.	BEN LAMOND, CA 95005	SCOPE OF WORK
0271	MICRO-CRAFT AND KLAUS SCHAMBECK	755 COONS HEIGHTS ROAD	BEN LOMOND, CA 95005	SOFTWARE CONSULTING AGREEMENT
0915	MILESTONE	41348 CHRISTY STREET	FREMONT, CA 94538	CONSULTING AGREEMENT
1860	MOHAPATRA, PINAKI	1427 HUNTER CREEK DRIVE	PATTERSON, CA 95363	AMENDMENT TO AGREEMENT
3222	MOPHEADS CLEANING SERVICES	6414 S. FOREST	TEMPE, AZ 85283	CONSULTING AGREEMENT
0042	MORELAND	2532 SANTA CLARA AVENUE; SUITE 413	ALAMEDA, CA 94501	AMENDMENT TO EXHIBIT B
0041	MORELAND	2532 SANTA CLARA AVENUE; SUITE 413	ALAMEDA, CA 94501	AMENDMENT TO EXHIBIT B
0040	MORELAND ASSOCIATES	2532 SANTA CLARA AVENUE; SUITE 413	ALAMEDA, CA 94501	STATEMENT OF WORK
0043	MORELAND ASSOCIATES	2532 SANTA CLARA AVENUE; SUITE 413	ALAMEDA, CA 94501	AMENDMENT TO CONSULTING AGREEMENT. EXTENDS AGREEMENT OUT TO 31 DECEMBER 2007
0078	MORELAND ASSOCIATES, CORP.	2532 SANTA CLARA AVENUE., #413	ALAMEDA, CA 94501	CONSULTING AGREEMENT

42

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0079	MORELAND ASSOCIATES, CORP.	2532 SANTA CLARA AVENUE., #413	ALAMEDA, CA 94501	CONSULTING AGREEMENT
1724	MORNINGSIDE TRANSLATIONS	450 SEVENTH AVENUE; SUITE 603	NEW YORK, NY 10123	SCOPE OF WORK
1726	MORNINGSIDE TRANSLATIONS	450 SEVENTH AVENUE; SUITE 603	NEW YORK, NY 10123	SCOPE OF WORK
1727	MORNINGSIDE TRANSLATIONS	450 SEVENTH AVENUE; SUITE 603	NEW YORK, NY 10123	SCOPE OF WORK
1728	MORNINGSIDE TRANSLATIONS	450 SEVENTH AVENUE; SUITE 603	NEW YORK, NY 10123	AMENDMENT TO CA, ADDS SERVICES TO ORIGINAL SCOPE OF WORK AND FUNDS TO ORIGINAL PO
1725	MORNINGSIDE TRANSLATIONS	450 SEVENTH AVENUE; SUITE 603	NEW YORK, NY 10123	SCOPE OF WORK
1732	MORNINGSIDE TRANSLATIONS, INC.	450 7TH AVENUE; 6TH FLOOR	NEW YORK, NY 10123	SCOPE OF WORK
1731	MORNINGSIDE TRANSLATIONS, INC.	450 7TH AVENUE; 6TH FLOOR	NEW YORK, NY 10123	SCOPE OF WORK
1730	MORNINGSIDE TRANSLATIONS, INC.	450 7TH AVENUE; 6TH FLOOR	NEW YORK, NY 10123	SCOPE OF WORK
1729	MORNINGSIDE TRANSLATIONS, INC.	450 7TH AVENUE; 6TH FLOOR	NEW YORK, NY 10123	CONSULTING AGREEMENT
0086	MYRON LEE (LANCASHIRE CONSULTING)	110 NOTTINGHAM DRIVE	ALAMEDA, CA 94502	AMENDMENT TO SCOPE OF WORK DATED 11/09/05 — FOREIGN EX RISK
0083	MYRON LEE (LANCASHIRE CONSULTING)	110 NOTTINGHAM DRIVE	ALAMEDA, CA 94502	SCOPE OF WORK (TREASURY PROJECT)
0085	MYRON LEE (LANCASHIRE CONSULTING)	110 NOTTINGHAM DRIVE	ALAMEDA, CA 94502	SCOPE OF WORK (FOREIGN EX RISK PROJECT)
0084	MYRON LEE (LANCASHIRE CONSULTING)	110 NOTTINGHAM DRIVE	ALAMEDA, CA 94502	AMENDMENT TO SCOPE OF WORK DATED 11/09/05 — TREASURY PROJ

43

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0234	NADIA BOUMAZA	1103 HUNTRIDGE CIRCLE	AUSTIN, TX 78758	CONSULTING AGREEMENT
1301	NANDSTAR	1618 HOLLYHOCK STREET	LIVERMORE, CA 94551	CONSULTING AGREEMENT
0856	NANDSTAR TECHNOLOGIES, INC. AND SENTHIL AKASH	39900 BLACOW ROAD #42	FREMONT, CA 94538	AMENDMENT TO CONSULTING AGREEMENT
0854	NANDSTAR TECHNOLOGIES, INC. AND SENTHIL AKASH	39900 BLACOW ROAD #42	FREMONT, CA 94538	STATEMENT OF WORK
0855	NANDSTAR TECHNOLOGIES, INC. AND SENTHIL AKASH	39900 BLACOW ROAD #42	FREMONT, CA 94538	STATEMENT OF WORK
1614	NANOPARTICLE METROLOGY CONSULTANT	435 VIEW STREERT	MOUNTAIN VIEW, CA 94041	AMENDMENT TO SCOPE OF WORK DATED 05/30/07
1618	NANOPARTICLE METROLOGY CONSULTANT	435 VIEW STREET	MOUNTAIN VIEW, CA 94041	CONSULTING AGREEMENT
1619	NANOPARTICLE METROLOGY CONSULTANT	435 VIEW STREET	MOUNTAIN VIEW, CA 94041	SCOPE OF WORK
1600	NANOPARTICLE METROLOGY CONSULTANT	435 VIEW STREERT	MOUNTAIN VIEW, 94041	SCOPE OF WORK
1551	NASH CONTROLWARE, INC. D/B/A AS ONE TECHNOLOGIES	5572 SMETANA DRIVE	MINNETONKA, MN 55343	AMENDED AND RESTATED INDEPENDENT CONSULTANT AND CONTRACTOR AGREEMENT. (REPLACES ICC DATED 05/10/07
3402	NASHCO ENTERPRISES, LTD.	#105, 3511 SILVERSIDE ROAD	WILMINGTON, DE 19810	CONSULTING AGREEMENT
1849	NAVIGANT CONSULTING, INC.	3000 EL CAMINO REAL; 5 PALO ALTO SQUARE	PALO ALTO, CA 94306	CONSULTING AGREEMENT LETTER

44

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1986	NELSON & ASSOCIATES	6200 STONERIDGE MALL; SUITE 310	PLEASANTON, CA 94588	CONSULTING AGREEMENT
2874	NETWORK COMPUTING ARCHITECTS, INC.	12930 SARATOGA AVENUE; SUITE	SARATOGA, CA 95070	STATEMENT OF WORK
2873	NETWORK COMPUTING ARCHITECTS, INC.	12930 SARATOGA AVENUE; SUITE	SARATOGA, CA 95070	AMENDMENT TO CONSULTING AGREEMENT. EXTENDS AGREEMENT OUT TO MARCH 31, 2008.
0267	NETWORK COMPUTING ARCHITECTS, INC.	855 106TH AVENUE NE	BELLVUE, WA 98004	CONSULTING AGREEMENT
3373	NETWORK CONTROL, INC.	2704 5TH AVE NW	WAVERLY, IA	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
0788	NORMA RILEY	9410 VAN NESS WAY	DURHAM, CA 95938	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
2012	NORTHWEST STAFFING RESOURCES	P.O. BOX 40304	PORTLAND, OR 97240	SA AMENDMENT 2
1954	NSITE SOFTWARE, INC.	7031 KOLL CENTER PARKWAY; SUITE 250	PLEASANTON, CA 94566	SERVICES AGREEMENT
3305	ODESSA GROUP	21535 HAWTHORNE BLVD.; SUITE 350	TORRANCE, CA 90503	RECRUITMENT AGREEMENT AMEND
3304	ODESSA GROUP	21535 HAWTHORNE BLVD.; SUITE 350	TORRANCE, CA 90503	RECRUITMENT AGREEMENT
2300	OLAF PFEIFFER	50 AIRPORT PARKWAY	SAN JOSE, CA 95110	SOFTWARE CONSULTING AGREEMENT
2882	OPS A LA CART LLC	20151 GUAVA COURT	SARATOGA, CA 95070	CONSULTING AGREEMENT
2720	OPS A LA CARTE LLC	990 RICHARD AVENUE; SUITE 101	SANTA CLARA, CA 95050	SCOPE OF WORK
2722	OPS A LA CARTE LLC	990 RICHARD AVENUE; SUITE 101	SANTA CLARA, CA 95050	SCOPE OF WORK

45

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2880	OPS A LA CARTE LLC	20151 GUAVA COURT	SARATOGA, CA 95070	SCOPE OF WORK
2721	OPS A LA CARTE LLC	990 RICHARD AVENUE; SUITE 101	SANTA CLARA, CA 95050	AMENDMENT TO CONSULTING AGREEEMTN
2719	OPS A LA CARTE LLC	990 RICHARD AVENUE; SUITE 101	SANTA CLARA, CA 95050	AMENDMENT TO CONSULTING AGREMENT
1274	ORGANIZATION PLANNING ANALYSIS & DEV	1590 RANCHO DEL HAMBRE	LAFAYETTE, CA 94549	CONSULTING AGREEMENT
2630	OSISOFT, INC.	777 DAVIS ST.; SUITE 250	SAN LEANDRO, CA 94577	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
0917	OWENS DESIGN, INC.	47757 FREMONT BLVD.	FREMONT, CA 94538	SCOPE OF WORK
0916	OWENS DESIGN, INC.	47757 FREMONT BLVD.	FREMONT, CA 94538	CONSULTING AGREEMENT
0918	OWENS DESIGN, INC.	47757 FREMONT BLVD.	FREMONT, CA 94538	SCOPE OF WORK
0919	OWENS DESIGN, INC.	47757 FREMONT BLVD.	FREMONT, CA 94538	MEMO PROPOSAL
1576	OXFORD & ASSOCIATES	19B RUTLAND LANE	MONROE, NJ 08831	STATEMENT OF WORK TO CONSULTING AGREEMENT, DATED FEBRUARY 14, 2003, REGARDING SERVICES PERFORMED BY DAVID MAY.
0298	OXFORD GLOBAL RESOURCES, INC.	P.O. BOX 7071	BEVERLY, MA 01915	AMENDMENT TO CONSULTING AGREEMENT — EXTENDS CONSULTING AGREEMENT OUT TO 06/06/08
0297	OXFORD GLOBAL RESOURCES, INC.	100 CUMMINGS CENTRE; SUITE 2066	BEVERLY, MA 01915	AMENDMENT TO SCOPE OF WORK DATED 04/01/05 TO ADD FUNDS TO PO
0314	OXFORD GLOBAL RESOURCES, INC.	100 CUMMING CENTER, SUITE 206L	BEVERLY, MA 01915	SCOPE OF WORK ZHONG

46

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0299	OXFORD GLOBAL RESOURCES, INC.	P.O. BOX 7071	BEVERLY, MA 01915	SCOPE OF WORK
0312	OXFORD GLOBAL RESOURCES, INC.	100 CUMMING CENTER, SUITE 206L	BEVERLY, MA 01915	SCOPE OF WORK
0302	OXFORD GLOBAL RESOURCES, INC.	P.O. BOX 7071	BEVERLY, MA 01915	AMENDMENT TO SCOPE OF WORK ADDS FUNDS TO PO
0310	OXFORD GLOBAL RESOURCES, INC.	100 CUMMING CENTER, SUITE 206L	BEVERLY, MA 01915	SCOPE OF WORK
0301	OXFORD GLOBAL RESOURCES, INC.	P.O. BOX 7071	BEVERLY, MA 01915	SCOPE OF WORK
0313	OXFORD GLOBAL RESOURCES, INC.	100 CUMMING CENTER, SUITE 206L	BEVERLY, MA 01915	SCOPE OF WORK
0315	OXFORD GLOBAL RESOURCES, INC.	100 CUMMING CENTER, SUITE 206L	BEVERLY, MA 01915	LETTER WAIVER HIRING RESTRICTION
3896	OXFORD GLOBAL RESOURCES, INC.	P.O. BOX 7071	BEVERLY, MA 01915	AMENDMENT TO SCOPE OF WORK — ADDS TIME AND FUNDS TO PO
0311	OXFORD GLOBAL RESOURCES, INC.	100 CUMMING CENTER, SUITE 206L	BEVERLY, MA 01915	SCOPE OF WORK
0309	OXFORD GLOBAL RESOURCES, INC.	100 CUMMING CENTER, SUITE 206L	BEVERLY, MA 01915	CONSULTING AGREEMENT
0303	OXFORD GLOBAL RESOURCES, INC.	P.O. BOX 7071	BEVERLY, MA 01915	AMENDMENT TO SCOPE OF WORK
0300	OXFORD GLOBAL RESOURCES, INC.	P.O. BOX 7071	BEVERLY, MA 01915	AMENDMENT TO SCOPE OF WORK
2137	PACIFIC DREAMS, INC.	21 OAKS PROFESSIONAL BUILDING, STE 230; 525 GLEN CREEK RD. NW	SALEM, OR 97304	CONSULTING AGREEMENT
2889	PACIFIC MICROSYSTEMS, INC.	PO BOX 2770	SAUSALITO, CA 94966	SCOPE OF WORK
2888	PACIFIC MICROSYSTEMS, INC.	PO BOX 2770	SAUSALITO, CA 94966	CONSULTING AGREEMENT AMENDMENT

47

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0940	PAMELA S. MCCULLOCH	44443 CAMELLIA DRIVE	FREMONT, CA 94539	CONSULTING AGREEMENT
1694	PARAMETRIC TECHNOLOGY CORPORATION	140 KENDRICK STREET	NEEDHAM, MA 02494	SCOPE OF WORK
1789	PARATUS SOURCE GROUP	PO BOX 593841	ORLANDO, FL 32809	CONSULTING AGREEMENT
2460	PAT O’NEAL	1486 DE TRACEY STREET	SAN JOSE, CA 95128	CONSULTING AGREEMENT
1281	PATHOS VENTURES	KERGUEN 29520	LAZ,	TERMINATION LETTER
1280	PATHOS VENTURES	KERGUEN 29520	LAZ,	CONSULTING AGREEMENT
2869	PAUL LINDSTROM	386 GLEN CANYON ROAD	SANTA CRUZ, CA 95060	CONSULTING AGREEMENT
1340	PAUL TSAO	1816 ALFORD AVENUE	LOS ALTOS, CA 94024	CONSULTING AGREEMENT
0726	PAUL VANESSE	406 GINGERWOOD LANE	DANVILLE, CA 94506	CONSULTING AGREEMENT
0762	PEER GROUP GMBH	HERMANN-REICHELT-STRASSE 3-3A	DRESDEN, D-01109	CONSULTING AGREEMENT
0761	PEER GROUP GMBH	HERMANN-REICHELT-STRASSE 3-3A	DRESDEN, D-01109	CONSULTING AGREEMENT
0765	PEER GROUP GMBH	HERMANN-REICHELT; STRABE 3-3A	DRESDEN, D-01109	CONSULTING AGREEMENT AMEND
1222	PEER GROUP GMBH	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	CONSULTING AGREEMENT
0764	PEER GROUP GMBH	HERMANN-REICHELT; STRABE 3-3A	DRESDEN, D-01109	CONSULTING AGREEMENT AMEND
0763	PEER GROUP GMBH	HERMANN-REICHELT-STRASSE 3-3A	DRESDEN, D-01109	SCOPE OF WORK
0752	PEER GROUP, GMBH	HERMANN-REICHELT-STRASSE 3-3A; D-01 109	DRESDEN,	SCOPE OF WORK

48

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0753	PEER GROUP, GMBH	HERMANN-REICHELT-STRASSE 3-3A; D-01 109	DRESDEN,	SCOPE OF WORK
1228	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK AMENDMENT
1229	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK
1225	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK AMENDMENT
1224	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK
1235	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK
1234	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK
1233	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK
1232	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK
1231	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK
1242	PEER GROUP, INC.	72 VICTORIA ST. SOUTH; SUITE 400	KITCHENER, ON N2G2A9	SCOPE OF WORK
1226	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK AMENDMENT
1223	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK
1227	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK AMENDMENT
1240	PEER GROUP, INC.	72 VICTORIA ST. SOUTH; SUITE 400	KITCHENER, ON N2G2A9	SCOPE OF WORK AMENDMENT
1241	PEER GROUP, INC.	72 VICTORIA ST. SOUTH; SUITE 400	KITCHENER, ON N2G2A9	SCOPE OF WORK AMENDMENT

49

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1230	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH SUITE 400	KITCHENER, ON N2G 4Y9	SCOPE OF WORK
1221	PEER GROUP, INC.	72 VICTORIA ST S; SUITE 400	KITCHENER, ON N2G 4Y9	LETTER AGREEMENT VPN
0777	PERFORMANCE MANAGEMENT	8026 CROSSRIDGE ROAD	DUBLIN, CA 94568	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
0352	PILEWSKIE, KATHERINE	65 HURON COURT	BOULDER, CO 80303	AMENDMENT TO CONSULTING AGREEMENT —EXTENDS AGREEMENT AND ADDS FUNDS TO PO
0018	PILEWSKIE, KATHERINE	8359 NIWAT MEADOW FARM ROAD		AMENDMENT TO CONSULT. ADDS TIME AND MONEY TO PO
0017	PILEWSKIE, KATHERINE	8359 NIWAT MEADOW FARM ROAD		AMENDMENT TO CONSULTING AGREEMENT —EXTENDS AGREEMENT TO 10/22/07 AND ADDS FUNDS TO PO
1518	PINAKI MOHAPATRA	2021 N. MILPITAS BOULEVARD; APT 213	MILPITAS, CA 95035	CONSULTING AGREEMENT
1862	PINAKI MOHAPATRA	1427 HUNTER CREEK DRIVE	PATTERSON, CA 95363	CONSULTING AGREEMENT AMEND
3200	PING DA TRADING COMPANY, LTD.	10F NO.50, LINSEN NORTH ROAD	TAPEI,	CONSULTING AGREEMENT
3199	PING DA TRADING COMPANY, LTD.	10F NO.50, LINSEN NORTH ROAD	TAPEI,	CONSULTING AGREEMENT
3077	PINNACLE FINANCIAL RECRUITING, LLC	1250 OAKMEADE PARKWAY; SUITE 210	SUNNYVALE, CA 94085	CONSULTING AGREEMENT
3045	PITNEY BOWES	1 ELMCROFT ROAD	STAMFORD, CT 06926	LEASE AGREEMENT
0635	PITTIGLIO RABIN TODD & MCGRATH	650 TOWN CENTER DRIVE, SUITE 820	COSTA MESA, CA 92626	SCOPE OF WORK

50

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0634	PITTIGLIO RABIN TODD & MCGRATH	650 TOWN CENTER DRIVE, SUITE 820	COSTA MESA, CA 92626	SCOPE OF WORK
0633	PITTIGLIO RABIN TODD & MCGRATH	650 TOWN CENTER DRIVE, SUITE 820	COSTA MESA, CA 92626	CONSULTING AGREEMENT
0631	PITTIGLIO RABIN TODD & MCGRATH	650 TOWN CENTER DRIVE; SUITE 820	COSTA MESA, CA 92626	CONSULTING AGREEMENT
0632	PITTIGLIO RABIN TODD & MCGRATH	650 TOWN CENTER DRIVE, SUITE 820	COSTA MESA, CA 92626	CONSULTING AGREEMENT
0636	PITTIGLIO RABIN TODD & MCGRATH	650 TOWN CENTER DRIVE, SUITE 820	COSTA MESA, CA 92626	SCOPE OF WORK
2276	PITTIGLIO RABIN TODD & MCGRATH PRTM	185 BERRY STREET; SUITE 5350	SAN FRANCISCO, CA 94407	STATEMENT OF WORK
2278	PITTIGLIO RABIN TODD & MCGRATH PRTM	185 BERRY STREET; SUITE 5350	SAN FRANCISCO, CA 94407	STATEMENT OF WORK
2279	PITTIGLIO RABIN TODD & MCGRATH PRTM	185 BERRY STREET; SUITE 5350	SAN FRANCISCO, CA 94407	STATEMENT OF WORK
2277	PITTIGLIO RABIN TODD & MCGRATH PRTM	185 BERRY STREET; SUITE 5350	SAN FRANCISCO, CA 94407	STATEMENT OF WORK
3451	PITTIGLIO RABIN TODD & MCGRATH PRTM	NOT PROVIDED		PROPOSAL (S. SCHWARTZ SAID TO EXECUTE AS SCOPE OF WORK) PR# 22891) SEE ALSO PRTM IN SCANNED FILE
2998	POLYELECTRIC ENGINEERING PTE LTD	BLK 22 # 03-29, WOODLAND LINKS; WOODLANDS EAST INDUSTRIAL ESTATE	SINGAPORE, 738734	CONSULTING AGREEMENT
2997	POLYELECTRIC ENGINEERING PTE LTD	BLK 22 # 03-29, WOODLAND LINKS; WOODLANDS EAST INDUSTRIAL ESTATE	SINGAPORE, 738734
0081	POWER STANDARDS LABORATORY	1201 MARINA VILLAGEPARKWAY #101	ALAMEDA, CA 94501	CONSULTING AGREEMENT

51

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0080	POWER STANDARDS LABORATORY	1201 MARINA VILLAGEPARKWAY #101	ALAMEDA, CA 94501	CONSULTING AGREEMENT
2375	PRICEWATERHOUSECOOPERS	TEN ALMADEN BOULEVARD; SUITE 1600	SAN JOSE, CA 95113	ENGAGEMENT LETTER
2376	PRICEWATERHOUSECOOPERS	TEN ALMADEN BOULEVARD; SUITE 1600	SAN JOSE, CA 95113	AUDIT AGREEMENT
1961	PROBUSINESS	4125 HOPYARD RD.	PLEASANTON, CA 94568	SA
2849	PROSOURCE	3375 SCOTT BOULEVARD, SUITE 438	SANTA CLARA, CA 95054	SCOPE OF WORK
2800	PROSOURCE, INC.	3375 SCOTT BLVD. STE. 438	SANTA CLARA, CA 95054	ASSIGNMENT CONFIRMATION AGREEMENT
2799	PROSOURCE, INC.	3375 SCOTT BLVD. STE. 438	SANTA CLARA, CA 95054	ASSIGNMENT CONFIRMATION AGREEMENT
4079	PROTECTIONONE	NOT PROVIDED		EQUIPMENT/SERVICES
3116	PROTOQUICK	PO BOX 64418	SUNNYVALE, CA 94088	CONSULTING AGREEMENT
3196	PROV INTERNATIONAL	2502 N. ROCKY POINT DRIVE; SUITE 671	TAMPA, FL 33607	CONSULTING AGREEMENT
1693	PTC	140 KENDRICK STREET	NEEDHAM, MA 02494	SERVICE AGMT AMEND
2705	PTC	2730 SAN THOMAS EXPY	SANTA CLARA, CA	SCOPE OF WORK
2759	PTC	2730 SAN TOMAS EXPRESSWAY	SANTA CLARA, CA 95051	SCOPE OF WORK
1588	QUICK PRECISION DESIGN	1805 SILVERWINGS CT.	MORGAN HILL, CA 95037	AMENDMENT
1585	QUICK PRECISION DESIGN	1805 SILVERWINGS CT.	MORGAN HILL, CA 95037	SCOPE OF WORK
1587	QUICK PRECISION DESIGN	1805 SILVERWINGS CT.	MORGAN HILL, CA 95037	SCOPE OF WORK

52

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1586	QUICK PRECISION DESIGN	1805 SILVERWINGS CT.	MORGAN HILL, CA 95037	SCOPE OF WORK
1598	QUICK PRECISION DESIGN	1805 SILVERWINGS COURT	MORGAN HILL, CA 95037	CONSULTING AGREEMENT
2474	QUINTEGRA SOLUTIONS, LTD.	888 SARATOGA AVENUE, # 201	SAN JOSE, CA 95129	SCOPE OF WORK
2677	RABTAX- BRADFORD & MOURA, CPA, PC	2694 BISHOP DRIVE, SUITE 270	SAN RAMON, CA 94583	CONSULTING AGREEMENT
1114	RAISING STAR TECHNOLOGY CO., LTD	NO.16, SEC.1, LIOUJIA 5TH RD.; JHUBEI CITY	HSINCHU COUNTY, 302	CONSULTING AGREEMENT
1115	RAISING STAR TECHNOLOGY CO., LTD	NO.16, SEC.1, LIOUJIA 5TH RD.; JHUBEI CITY	HSINCHU COUNTY, 302	CONSULTING AGREEMENT
3317	RALPH ADAMS	1127 GREEN ACRE ROAD	TOWSON, MD 21286	CONSULTING AGREEMENT
3318	RALPH ADAMS	1127 GREEN ACRE ROAD	TOWSON, MD 21286	CONSULTING AGREEMENT AMEND
1895	RANDALL D. MCNURLIN	19040 N. 22ND STREET	PHOENIX, AZ 85027	SCOPE OF WORK
1893	RANDALL D. MCNURLIN	19040 N. 22ND STREET	PHOENIX, AZ 85027	CONSULTING AGREEMENT
3872	RANDALL D. MCNURLIN	NOT PROVIDED		AMENDMENT NO. 1 TO CONSULTING AGREEMENT
1894	RANDALL D. MCNURLIN	19040 N. 22ND STREET	PHOENIX, AZ 85027	SCOPE OF WORK
1892	RANDALL D. MCNURLIN	ONE WEST LANE CACTUS ROAD	PHOENIX, AZ 85027	CONSULTING AGREEMENT AMENDMENT #3
1333	RAYMOND E. JOHNSON STRATEGIC FACILITIES CONSULTING INC.	1715 CHRISTINA DRIVE	LOS ALTOS, CA 94024	CONSULTING AGREEMENT
0992	RICHARD BROWN	4204 LUNA TRAIL	GEORGETOWN, TX 78628	AMENDMENT 2 SOFTWARE DEV AGMT

53

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0990	RICHARD BROWN	4204 LUNA TRAIL	GEORGETOWN, TX 78628	SCOPE OF WORK
1841	RICHARD BROWN	420 COLLEGE AVENUE	PALO ALTO, CA 94306	CONSULTING AGREEMENT
0991	RICHARD BROWN	4204 LUNA TRAIL	GEORGETOWN, TX 78628	AMENDMENT 1 SOFTWARE DEV AGMT
0989	RICHARD BROWN	4204 LUNA TRAIL	GEORGETOWN, TX 78628	AMENDMENT NO. 4 TO SOFTWAQRE DEVELOPMENT AGREEMENT
0994	RICHARD BROWN	4204 LUNA TRAIL	GEORGETOWN, TX 78628	SCOPE OF WORK
0995	RICHARD BROWN	4204 LUNA TRAIL	GEORGETOWN, TX 78628	CONSULTING AGREEMENT
0993	RICHARD BROWN	4204 LUNA TRAIL	GEORGETOWN, TX 78628	SCOPE OF WORK
3860	RICK HEIM	NOT PROVIDED		AGREEMENT
2602	RLD TECHNOLOGY SALES	4977 SHILOH PLACE	SAN JOSE, CA 95138	SALES REP AGREEMENT
3454	ROBERT GRAHAM	NOT PROVIDED		CONSULTING AGREEMENT
2377	ROBERT HALF INTERNATIONAL, INC.	10 ALAMEDA BOULEVARD	SAN JOSE, CA 95113	CONSULTING AGREEMENT
1987	ROBERT HALF INTERNATIONAL, INC.	5720 STONERIDGE DRIVE; SUITE 3	PLEASANTON, CA 94588	SCOPE OF WORK
0922	ROBERT HALF INTERNATIONAL, INC.	39141 CIVIC CENTER DRIVE; SUITE 100	FREMONT, CA 94538	SCOPE OF WORK
0921	ROBERT HALF INTERNATIONAL, INC.	39141 CIVIC CENTER DRIVE; SUITE 100	FREMONT, CA 94538	SCOPE OF WORK
0920	ROBERT HALF INTERNATIONAL, INC.	39141 CIVIC CENTER DRIVE; SUITE 100	FREMONT, CA 94538	CONSULTING AGREEMENT
2271	ROBERT HALF INTERNATIONAL, INC.	PO BOX 60000	SAN FRANCISCO, CA 94160	SCOPE OF WORK

54

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1967	ROBERT HALF INTERNATIONAL, INC.; DBA OFFICE TEAM DIVISION	5720 STONERIDGE DRIVE; SUITE 3	PLEASANTON, CA 94588	AMENDMENT TO INDPENDENT CONSULTANT & CONTRACTOR AGREEMENT
0878	ROBERT HALF INTERNATIONAL, INC.; DBA OFFICE TEAM DIVISION & ACCOUNTEMPS DIVISION	39141 CIVIC CENTER DRIVE; SUITE 100	FREMONT, CA 94538	SCOPE OF WORK
0875	ROBERT HALF INTERNATIONAL, INC.; DBA OFFICE TEAM DIVISION & ACCOUNTEMPS DIVISION	39141 CIVIC CENTER DRIVE; SUITE 100	FREMONT, CA 94538	STATEMENT OF WORK
0877	ROBERT HALF INTERNATIONAL, INC.; DBA OFFICE TEAM DIVISION & ACCOUNTEMPS DIVISION	39141 CIVIC CENTER DRIVE; SUITE 100	FREMONT, CA 94538	AMENDMENT TO INDPENDENT CONSULTANT & CONTRACTOR AGREEMENT
2269	ROBERT HALF INTERNATIONAL, INC.; DBA OFFICE TEAM DIVISION & ACCOUNTEMPS DIVISION	PO BOX 60000	SAN FRANCISCO, CA 94160	SCOPE OF WORK
0876	ROBERT HALF INTERNATIONAL, INC.; DBA OFFICE TEAM DIVISION & ACCOUNTEMPS DIVISION	39141 CIVIC CENTER DRIVE; SUITE 100	FREMONT, CA 94538	STATEMENT OF WORK (ROSE CABIGON)
1968	ROBERT HALF, INT’L - DOING BUSINESS AS MANAGEMENT RESOURCES	5720 STONERIDGE DRIVE; SUITE 3	PLEASANTON, CA 94588	AMENDMENT TO CONTRACTOR AGREEMENT
1970	ROBERT HALF, INT’L - DOING BUSINESS AS MANAGEMENT RESOURCES	5720 STONERIDGE DRIVE; SUITE 3	PLEASANTON, CA 94588	AMENDMENT TO SCOPE OF WORK
2359	ROBERT HALF, INT’L - DOING BUSINESS AS MANAGEMENT RESOURCES	10 ALMADEN BLVD.; STE. 900	SAN JOSE, CA 95113	SCOPE OF WORK (HIDENORI IGAWA)

55

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2363	ROBERT HALF, INT’L — DOING BUSINESS AS MANAGEMENT RESOURCES	10 ALAMEDA BLVD.; STE 900	SAN JOSE, CA 95113	AMENDMENT TO FRANCK SCOPE OF WORK. ADDS TIME AND MONEY TO PO
2357	ROBERT HALF, INT’L — DOING BUSINESS AS MANAGEMENT RESOURCES	10 ALMADEN BLVD.; STE 900	SAN JOSE, CA 95113	SCOPE OF WORK (BILL LUM)
1969	ROBERT HALF, INT’L — DOING BUSINESS AS MANAGEMENT RESOURCES	5720 STONERIDGE DRIVE; SUITE 3	PLEASANTON, CA 94588	SCOPE OF WORK PR# 52556
2365	ROBERT HALF, INT’L — DOING BUSINESS AS MANAGEMENT RESOURCES	10 ALAMEDA BLVD; STE 900	SAN JOSE, CA 95113	AMENDMENT TO SCOPE OF WORK (DATED 9/28/05)
2362	ROBERT HALF, INT’L — DOING BUSINESS AS MANAGEMENT RESOURCES	10 ALAMEDA BLVD.; STE 900	SAN JOSE, CA 95113	AMENDMENT TO FRANCK SCOPE OF WORK. ADDS TIME AND MONEY TO PO
2360	ROBERT HALF, INT’L — DOING BUSINESS AS MANAGEMENT RESOURCES	10 ALMADEN BLVD.; STE 900	SAN JOSE, CA 95113	SCOPE OF WORK (FRANCK)
2364	ROBERT HALF, INT’L — DOING BUSINESS AS MANAGEMENT RESOURCES	10 ALAMEDA BLVD.; STE 900	SAN JOSE, CA 95113	SCOPE OF WORK
2361	ROBERT HALF, INT’L — DOING BUSINESS AS MANAGEMENT RESOURCES	10 ALMADEN BLVD.; STE 900	SAN JOSE, CA 95113	AMENDMENT TO FRANCK SCOPE OF WORK. ADDS TIME AND MONEY TO PO

56

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2358	ROBERT HALF, INT’L — DOING BUSINESS AS MANAGEMENT RESOURCES	10 ALMADEN BLVD.; STE 900	SAN JOSE, CA 95113	SCOPE OF WORK ( MIKE HOFFMAN) - AMENDMENT TO CONSULTING AGREEMENT—AMENDS SCOPE OF WORK ATTACHED TO ORIGINAL CONSULTING AGREEMENT
2410	ROBERT K. RATHBURN	1818 COMSTOCK LANE	SAN JOSE, CA 95124	CONSULTING AGREEMENT
2884	ROBIN FIELDS CONSULTING	2 QUAIL ACRES	SARATOGA, CA 95070	CONSULTING AGREEMENT
1847	ROBIN KRUEGER	420 COLLEGE AVENUE	PALO ALTO, CA 94306	SCOPE OF WORK
1848	ROBIN KRUEGER	420 COLLEGE AVENUE	PALO ALTO, CA 94306	SCOPE OF WORK
2690	ROMARIC AUTOMATION DESIGN, INC.	8435 S. JARDIM WAY	SANDY, UT 84093	SOFTWARE DEVELOPMENT AGREEMENT
2100	RONALD HASH	123 WEST LAKE DRIVE	ROGERSVILLE, TN 37857	SCOPE OF WORK
2098	RONALD HASH	123 WEST LAKE DRIVE	ROGERSVILLE, TN 37857	CONSULTING AGREEMENT SCOPE OF WORK HASH
2099	RONALD HASH	123 WEST LAKE DRIVE	ROGERSVILLE, TN 37857	SCOPE OF WORK
1476	ROYDEN TONOMURA	675 FOLSOM CIRCLE	MILPITAS, CA 95035	SCOPE OF WORK PR# 41400
1521	ROYDEN TONOMURA	675 FOLSOM CIRCLE	MILPITAS, CA 95035	CONSULTING AGREEMENT
1912	RSL COM USA	1001 BRINTON ROAD	PITTSBURGH, PA 15221	TERMINATION LETTER
2852	RTMICRO CONSULTING, INC.	2230 DUVALL COURT	SANTA CLARA, CA 95054	SA AMENDMENT 2
2858	RTMICRO CONSULTING, INC.	2230 DUVALL COURT	SANTA CLARA, CA 95054	SCOPE OF WORK

57

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2850	RTMICRO CONSULTING, INC.	2230 DUVALL COURT	SANTA CLARA, CA 95054	SOFTWARE DEV AGMT
2851	RTMICRO CONSULTING, INC.	2230 DUVALL COURT	SANTA CLARA, CA 95054	SA AMENDMENT 1
2855	RTMICRO CONSULTING, INC.	2230 DUVALL COURT	SANTA CLARA, CA 95054	SA AMENDMENT 5
2856	RTMICRO CONSULTING, INC.	2230 DUVALL COURT	SANTA CLARA, CA 95054	SA AMENDMENT 7
2857	RTMICRO CONSULTING, INC.	2230 DUVALL COURT	SANTA CLARA, CA 95054	SCOPE OF WORK
2853	RTMICRO CONSULTING, INC.	2230 DUVALL COURT	SANTA CLARA, CA 95054	SA AMENDMENT 3
2854	RTMICRO CONSULTING, INC.	2230 DUVALL COURT	SANTA CLARA, CA 95054	SA AMENDMENT 4
2798	RTMICRO CONSULTING, INC. AND ED MENARD	2230 DUVALL CT	SANTA CLARA, CA 95054	STATEMENT OF WORK -SPARTAN WAFER ENGINE CODE PROJECT
2797	RTMICRO CONSULTING, INC. AND ED MENARD	2230 DUVALL CT	SANTA CLARA, CA 95054	AMENDMENT NO. 6 TO SOFTWARE DEVELOPMENT AGREEMENT
2796	RTMICRO CONSULTING, INC. AND ED MENARD	2230 DUVALL CT	SANTA CLARA, CA 95054	STATEMENT OF WORK
1926	RTS SYSTEM & DESIGN	5726 SONOMA DR.; STE. A	PLEASANTON, CA 94566	AMENDMENT TO CONTRACTOR AGREEMENT
1955	RTS SYSTEMS & DESIGN	5726 SONOMA DRIVE, SUITE C	PLEASANTON, CA 94566	CONSULTING AGREEMENT
3873	RUDOLF MULDER	NOT PROVIDED		CONSULTING AGREEMENT
0447	RYZEN SOLUTIONS	970 STONEHURST WAY	CAMPBELL, CA 95004	CONSULTING AGREEMENT
2262	SAFETY MAX CORP.	2256 PALOU AVENUE	SAN FRANCISCO, CA 94124	CONSULTING AGREEMENT

58

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1396	SAGUARO TECHNOLOGY, INC.	30188 MORNING VIEW DRIVE	MALIBU, CA 90265	SA AMEND 2
1397	SAGUARO TECHNOLOGY, INC.	30188 MORNING VIEW DRIVE	MALIBU, CA 90265	SA
1395	SAGUARO TECHNOLOGY, INC.	30188 MORNING VIEW DRIVE	MALIBU, CA 90265	SA AMEND 1
1785	SALES & USE TAX ADVISORS OF CALIFORNIA	9286 MADISON AVE	ORANGEVALE, CA 95662	CONSULTING AGREEMENT
1786	SALES & USE TAX ADVISORS OF CALIFORNIA	9286 MADISON AVE	ORANGEVALE, CA 95662	AUTHORIZATION LETTER
1567	SANDEEP KAPUR	3945 HONEY LOCUST TRAIL	MISSISSAUGA, ON L5N 6X4	CONSULTING AGREEMENT
2486	SANDRA SOTOUDEH	5561 GLEN OAK CT.	SAN JOSE, CA 95129	CONSULTING AGREEMENT
0941	SAPPHIRE SOFTWARE, INC.	200 BROWN ROAD; SUITE 200	FREMONT, CA 94539	SOFTWARE DEVELOPMENT AGREEMENT
0251	SATYAM COMPUTER SERVICES	#P45, PHASE II; KIADB INDUSTRIAL AREA	BANGALORE, 551 229	LETTER OF INTENT FOR AST TESTING
2962	SATYAM COMPUTER SERVICES, LTD.	#03-02 TANGLIN PLACE; 91 TANGLIN ROAD	SINGAPORE, 247918	AGREEMENT FOR ONSITE PROFESSIONAL SERVICES
2918	SATYAM COMPUTER SERVICES, LTD.	MAYFAIR CENTRE, S.P. ROAD	SECUNDERABAD, 500 003	CONSULTING AGREEMENT
1856	SATYAM COMPUTER SERVICES, LTD.	ONE GATEHALL DRIVE; SUITE 301	PARSIPPANY, NJ 07054	AMENDMENT TO SCOPE OF WORK. (AMENDS TASK 9 REV 10 DATED 19 MAR 04
2015	SECREST RESEARCH	250 WILLOWBROOK DRIVE	PORTOLA VALLEY, CA 94208	CONSULTING AGREEMENT
1328	SEI STRUCTURAL ENGINEERS, INC.	4970 EL CAMINO REAL, SUITE 100	LOS ALTOS, CA 94022	CONSULTING AGREEMENT
0665	SEITARO ISHII	22350 REGNART RD.	CUPERTINO, CA 95014	CONSULTING AGREEMENT

59

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1299	SENTHIL AKASH	1618 HOLLYHOCK STREET	LIVERMORE, CA 94551	CONSULTING AGREEMENT AMEND
1298	SENTHIL AKASH	1618 HOLLYHOCK STREET	LIVERMORE, CA 94551	CONSULTING AGREEMENT
0910	SENTHIL AKASH OF NANDSTAR	39900 BLACOW ROAD #42	FREMONT, CA 94538	SCOPE OF WORK
0911	SENTHIL AKASH OF NANDSTAR	39900 BLACOW ROAD #42	FREMONT, CA 94538	SCOPE OF WORK
0912	SENTHIL AKASH OF NANDSTAR	39900 BLACOW ROAD #42	FREMONT, CA 94538	SCOPE OF WORK
1520	SHRED IT	1538 GLADDING COURT	MILPITAS, CA 95035	CONSULTING AGREEMENT
2860	SIGMATECH	3333 BOWERS AVENUE, SUITE 130	SANTA CLARA, CA 95054	SCOPE OF WORK AMEND
2859	SIGMATECH	3333 BOWERS AVENUE, SUITE 130	SANTA CLARA, CA 95054	CONSULTING AGREEMENT
2861	SIGMATECH	3333 BOWERS AVENUE, SUITE 130	SANTA CLARA, CA 95054	SCOPE OF WORK
2772	SIGMATECH	3333 BOWERS AV #130	SANTA CLARA, CA 95054	AMENDMENT TO CONSULTING AGREEMENT. ADDS MONEY TO PO PR# 47871
2773	SIGMATECH	3333 BOWERS AV #130	SANTA CLARA, CA 95054	AMENDMENT TO EXTEND AGMT OUT TO 01/30/09
2774	SIGMATECH	3333 BOWERS AV #130	SANTA CLARA, CA 95054	SCOPE OF WORK — PROJECT MGMT FOR AMHS LAB BUILD
1761	SOFTPATH SYSTEMS	3985 STEVE REYNOLDS BOULEVARD; BUILDING C	NORCROSS, GA 30093	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
1763	SOFTPATH SYSTEMS, LLC	3985 STEVE REYNOLDS BOULEVARD; BUILDING C	NORCROSS, GA 30093	CONSULTING AGREEMENT

60

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1306	SOLID DESIGN SOLUTIONS	6545 GREEN HILLS COURT	LIVERMORE, CA 94551	SCOPE OF WORK
1309	SOLID DESIGN SOLUTIONS	6545 GREEN HILLS COURT	LIVERMORE, CA 94551	SCOPE OF WORK
1307	SOLID DESIGN SOLUTIONS	6545 GREEN HILLS COURT	LIVERMORE, CA 94551	SCOPE OF WORK
1303	SOLID DESIGN SOLUTIONS	6545 GREEN HILLS COURT	LIVERMORE, CA 94551	CONSULTING AGREEMENT AMEND 2
1304	SOLID DESIGN SOLUTIONS	6545 GREEN HILLS COURT	LIVERMORE, CA 94551	CONSULTING AGREEMENT
1305	SOLID DESIGN SOLUTIONS	6545 GREEN HILLS COURT	LIVERMORE, CA 94551	CONSULTING AGREEMENT
1308	SOLID DESIGN SOLUTIONS	6545 GREEN HILLS COURT	LIVERMORE, CA 94551	SCOPE OF WORK
1302	SOLID DESIGN SOLUTIONS	6545 GREEN HILLS COURT	LIVERMORE, CA 94551	CONSULTING AGREEMENT AMENDMENT 1
1291	SOLID DESIGN SOLUTIONS	6542 GREENHILLS COURT	LIVERMORE, CA 94551	STATEMENT OF WORK #3
2135	SOLUTIONS IN MOTION, INC.	60 WASHINGTON STREET	SALEM, MA 01970	SCOPE OF WORK #3
2132	SOLUTIONS IN MOTION, INC.	60 WASHINGTON STREET	SALEM, MA 01970	CONSULTING AGREEMENT AMEND
2133	SOLUTIONS IN MOTION, INC.	60 WASHINGTON STREET	SALEM, MA 01970	CONSULTING AGREEMENT
2134	SOLUTIONS IN MOTION, INC.	60 WASHINGTON STREET	SALEM, MA 01970	SCOPE OF WORK
1343	SOLUTIONZ	1950 SAWTELLE BOULEVARD, SUITE 185	LOS ANGELES, CA 90025	QUOTE
0284	SPAN SYSTEMS	230 SHERMAN AVENUE; #9	BERKLEY HEIGHTS, NJ 07922	CONSULTING AGREEMENT AMEND 4
2322	SPIEKER STRATMORE COMMERCIAL, INC.	1735 TECHNOLOGY DRIVE; SUITE 175	SAN JOSE, CA 95110	CONSULTING AGREEMENT

61

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0398	SPIRE SYSTEMS, INC.	577 AIRPORT BLVD, SUITE 725	BURLINGAME, CA 94010	CONSULTING AGREEMENT
0388	SPIRE SYSTEMS, INC.	577 AIRPORT BLVD.; SUITE #725	BURINGAME, CA 94010	SCOPE OF WORK
0391	SPIRE SYSTEMS, INC.	577 AIRPORT BLVD.; #725	BURINGAME, CA 94010	SCOPE OF WORK
0390	SPIRE SYSTEMS, INC.	577 AIRPORT BLVD.; SUITE #725	BURINGAME, CA 94010	SCOPE OF WORK
0386	SPIRE SYSTEMS, INC.	577 AIRPORT BLVD.; SUITE #725	BURINGAME, CA 94010	STATEMENT OF WORK — PEGGY FLORENCE
0389	SPIRE SYSTEMS, INC.	577 AIRPORT BLVD.; SUITE #725	BURINGAME, CA 94010	SCOPE OF WORK
2347	SPRIG ELECTRIC CO.	1860 S. 10TH STREET	SAN JOSE, CA 95112	CONSULTING AGREEMENT
2325	SPRIG ELECTRIC CO.	1860 S. 10TH STREET	SAN JOSE, CA 95112	SCOPE OF WORK
2349	SPRIG ELECTRIC CO.	1860 S. 10TH STREET	SAN JOSE, CA 95112	SCOPE OF WORK
2348	SPRIG ELECTRIC CO.	1860 S. 10TH STREET	SAN JOSE, CA 95112	SCOPE OF WORK
2327	SPRIG ELECTRIC CO.	1860 S. 10TH STREET	SAN JOSE, CA 95112	SCOPE OF WORK
2326	SPRIG ELECTRIC CO.	1860 S. 10TH STREET	SAN JOSE, CA 95112	SCOPE OF WORK
0431	STEVE DRUMMOND, LC	151 HILDRED DRIVE	BURLINGTON, VT 05401	CONSULTING AGREEMENT
1462	STEVE DRUMMOND, LC	4 MERRIMAC STREET	MERRIMAC, MA 01860	CONSULTING AGREEMENT
2678	STEVE SCHWADERER	100 PARK PLACE; SUITE 220	SAN RAMON, CA 94583	CONSULTING AGREEMENT
2382	STOCK & OPTION SOLUTIONS, INC.	3315 ALMADEN EXPRESSWAY; SUITE 27	SAN JOSE, CA 95118	EQUITY COMPENSATION CONSULTING SERVICES AGREEMENT

62

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2389	STOCK & OPTION SOLUTIONS, INC.	3315 ALMADEN EXPRESSWAY; SUITE 27	SAN JOSE, CA 95118	CONSULTING AGREEMENT
1720	STRATEGIC SECURITY SERVICES, INC.	PO BOX 27588	NEW YORK, NY 10087	CONSULTING AGREEMENT
1570	SYMCOM	1114 HAWTHORNE AVENUE	MODESTO, CA 95350	AMENDMENT TO CONTRACTOR AGREEMENT
1573	SYMCOM	1114 HAWTHORNE AVE	MODESTO, CA 95350	CONSULTING AGREEMENT
1571	SYMCOM	1114 HAWTHORNE AVENUE	MODESTO, CA 95350	AMENDMENT TO CONTRACTOR AGREEMENT
0642	SYSTEMIC REALTIME DESIGN LLC	10281 TORRE AVENUE # 815	CUPERTINO, CA 95014	AMENDMENT TO CONSULT AGMT — ADDS FUNDS TO PO
1613	SYSTEMIC REALTIME DESIGN, LLC	201 SAN ANTONIO CIRCLE; SUITE 145	MOUNTAIN VIEW, CA 94040	CONSULTING AGREEMENT
2862	T AND D COMMUNICATIONS, INC.	2982 SCOTT BOULEVARD	SANTA CLARA, CA 95054	CONSULTING AGREEMENT
2057	TAZUMA DESIGN	35 PELICAN LANE	REDWOOD CITY, CA 94065	STATEMENT OF WORK
2058	TAZUMA DESIGN	35 PELICAN LANE	REDWOOD CITY, CA 94065	AMENDMENT TO CONSULT. EXTENDS EFFECTIVE DATE OUT TO 08/01/08
2059	TAZUMA DESIGN	35 PELICAN LANE	REDWOOD CITY, CA 94065	SCOPE OF WORK
2061	TAZUMA DESIGN	35 PELICAN LANE	REDWOOD CITY, CA 94065	CONSULTING AGREEMENT
1957	TDP GLOBAL, INC.	6333 PASEO SANTA MARIA	PLEASANTON, CA 94566	SCOPE OF WORK
1956	TDP GLOBAL, INC.	6333 PASEO SANTA MARIA	PLEASANTON, CA 94566	CONSULTING AGREEMENT
1937	TDP GLOBAL, INC.	6333 PASEO SANTA MARIA	PLEASANTON, CA 94566	SCOPE OF WORK

63

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1936	TDP GLOBAL, INC.	6333 PASEO SANTA MARIA	PLEASANTON, CA 94566	AMENDMENT TO CONSULTING AGREEMENT
1935	TDP GLOBAL, INC.	6333M PASEO SANTA MARIA	PLEASANTON, CA 94566	AMENDMENT TO CONSULTING AGREEMENT
0266	TECHLINK NORTHWEST, INC. D/B/A PROTINGENT STAFFING OF WASHINGTON	PO BOX 52650	BELLEVUE, WA 98015-2650	SCOPE OF WORK
0265	TECHLINK NORTHWEST, INC.- PROTIGENT	15375 SE 30TH PLACE, SUITE 280	BELLEVUE, WA 98007	CONSULTING AGREEMENT
0970	TECHMINE SYSTEMS, INC.	5998 POMPEI TERRACE	FREMONT, CA 94555	CONSULTING AGREEMENT
1275	TECHPROSE (NATCHEZ GROUP)	3685 MT DIABLO, SUITE 340	LAFAYETTE, CA 94549	CONSULTING AGREEMENT
0926	TECKLINKS TECHNOLOGY ADM. INC.	42808 CHRISTY STREET, SUITE 204	FREMONT, CA 94538	CONSULTING AGREEMENT
1717	TEFEN USA, LTD.	805 THIRD AVENUE; 12TH FLOOR	NEW YORK, NY 10022	CONSULTING AGREEMENT
3890	TEKEDGE CORPORATION	NOT PROVIDED		CONSULTING SERVICES AGREEMENT
3883	TEKEDGE CORPORATION	NOT PROVIDED		CONSULTING SERVICES AGREEMENT
1015	TELEDOC	6517 S. KINGS RANCH ROAD #140	GOLD CANYON, AZ 85218	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
0032	TEL-IS	1500 INDUSTRIAL BLVD.; SUITE 303	ABILENE, TX 79602	CONSULTING AGREEMENT
0930	TESFAYE, BERHANE	180 TUOLUMNE DRIVE	FREMONT, CA 94539	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
3207	TETRA ENGINEERING	201 E. SOUTHERN AVE. SUITE 114	TEMPE, AZ 85282	SCOPE OF WORK (PR# 47287)

64

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
3208	TETRA ENGINEERING	201 E. SOUTHERN AVE. SUITE 114	TEMPE, AZ 85282	SCOPE OF WORK (PR#42005)
3209	TETRA ENGINEERING	201 E. SOUTHERN AVE. SUITE 114	TEMPE, AZ 85282	AMENDMENT TO SCOPE OF WORK DATED 02/28/06 PR# 42036
3220	TETRA SYSTEM SOLUTIONS, INC.	201 E. SOUTHERN AVENUE, SUITE 114	TEMPE, AZ 85282	CONSULTING AGREEMENT
3219	TETRA SYSTEMS	201 E. SOUTHERN AVE, STE. 114	TEMPE, AZ 85282	CONSULTING AGREEMENT
2443	THANH NGUYEN	3486 YOUNG CIRCLE	SAN JOSE, CA 95127	CONSULTING AGREEMENT
1517	THE KEY FACTORY	200 SIERRA WAY, #36	MILPITAS, CA 95035	CONSULTING AGREEMENT
1519	THE KEY FACTORY	#36	MILPITAS, CA 95035	SCOPE OF WORK
1246	THE PEER GROUP, INC.	72 VICTORIA STREET SOUTH; SUITE 400	KITCHENER, ON N2G4Y9	SCOPE OF WORK AMENDMENT
1243	THE PEER GROUP, INC.	72 VICTORIA STREET SOUTH; SUITE 400	KITCHENER, ON N2G4Y9	AMENDMENT TO CONSULTING AGREEMENT. — EXTENDS AGREEMENT OUT TO 01/07/07
1250	THE PEER GROUP, INC.	72 VICTORIA STREET SOUTH; SUITE 400	KITCHENER, ON N2G4Y9	SCOPE OF WORK — INTEL NGSC PROJECT
1248	THE PEER GROUP, INC.	72 VICTORIA STREET SOUTH; SUITE 400	KITCHENER, ON N2G4Y9	SCOPE OF WORK AMEND. ADD TIME AND FUNDS TO PO. PR# 42043
1247	THE PEER GROUP, INC.	72 VICTORIA STREET SOUTH; SUITE 400	KITCHENER, ON N2G4Y9	SCOPE OF WORK
1244	THE PEER GROUP, INC.	72 VICTORIA STREET SOUTH; SUITE 400	KITCHENER, ON N2G4Y9	SCOPE OF WORK INTEL NGSC PROJECT
1249	THE PEER GROUP, INC.	72 VICTORIA STREET SOUTH; SUITE 400	KITCHENER, ON N2G4Y9	SCOPE OF WORK — INTEL NGSC PROJECT
1245	THE PEER GROUP, INC.	72 VICTORIA STREET SOUTH; SUITE 400	KITCHENER, ON N2G4Y9	SCOPE OF WORK SPARTAN SMARTPLUS

65

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1716	THE PROXY ADVISORY GROUP, LLC	575 MADISON AVENUE, 10TH FLOOR	NEW YORK, NY 10022	CONSULTING AGREEMENT
1711	THE ROSS COMPANIES	1270 AVENUE OF THE AMERICAS	NEW YORK, NY 10020	LETTER AGREEMENT
1707	THE ROSS COMPANIES	ROCKEFELLER CENTER; AVENUE OF THE AMERICAS	NEW YORK, NY 10020	CONSULTING SERVICES FOR PERIOD OF 09/01/06 — 08/31/07
1710	THE ROSS COMPANIES	1270 AVENUE OF THE AMERICAS	NEW YORK, NY 10020	LETTER AGREEMENT
0733	THE STANDARD REGISTER COMPANY	600 ALBANY STREET	DAYTON, OH 45408	CONSULTING AGREEMENT
4070	THOMAS F. SESSIONS II	14401 FRIENDSWOOD LANE	AUSTIN, TX 78737
0176	THOMAS F. SESSIONS II	14401 FRIENDSWOOD LANE	AUSTIN, TX 78737	CONSULTING AGREEMENT AMEND 1
0162	TINO TRAN	1601 TAMAR LANE	AUSTIN, TX 78727	SCOPE OF WORK
0161	TINO TRAN	1601 TAMAR LANE	AUSTIN, TX 78727	CONSULTING AGREEMENT
3449	TOM FRONGESH	NOT PROVIDED		CONSULTING AGREEMENT
2438	TORANGE, INC.	2021 THE ALAMEDA	SAN JOSE, CA 95126	CONSULTING AGREEMENT
3103	TORANGE, INC.	919 KIFER ROAD	SUNNYVALE, CA 94086	CONSULTING AGREEMENT
2437	TORANGE, INC.	2021 THE ALAMEDA; SUITE 240	SAN JOSE, CA 95126	CONSULTING AGREEMENT AMEND 1
2439	TORANGE, INC.	2021 THE ALAMEDA	SAN JOSE, CA 95126	SCOPE OF WORK 1
2440	TORANGE, INC.	2021 THE ALAMEDA	SAN JOSE, CA 95126	SCOPE OF WORK
2441	TORANGE, INC.	2021 THE ALAMEDA	SAN JOSE, CA 95126	SCOPE OF WORK

66

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
2533	TRENDTEC, INC.	2381 ZANKER ROAD, SUITE 140	SAN JOSE, CA 95131	CONSULTING AGREEMENT
2488	TRENDTEC, INCORPORATED	2381 ZANKER ROAD; SUITE 140	SAN JOSE, CA 95131	AMENDMENT TO CONSULTING AGREEMENT
2487	TRENDTEC, INCORPORATED	2381 ZANKER ROAD; SUITE 140	SAN JOSE, CA 95131	AMENDMENT TO CONSULTING AGREEMENT
3234	TSUYOSHI KAWANISHI	1-1, SHIBURA 1-CHOME; MINATO-KU	TOKYO 105-01, JAPAN	CONSULTING AGREEMENT
1335	ULRICH KAEMPF	1094 EASTWOOD COURT	LOS ALTOS, CA 94024	CONSULTING AGREEMENT — AMENDMENT 3
2560	ULTRATECH STEPPER, INC.	ATTN:ACCTS PAYABLE; 3050 ZANKER ROAD	SAN JOSE, CA 95134	CONSULTING AGREEMENT
1897	UNIQUE SECURITY, INC.	4302 E. SAHUARO DRIVE	PHOENIX, AZ 85028	CONSULTING AGREEMENT
2552	UNITED VISION, INC.	2772 HOSTETTER ROAD	SAN JOSE, CA 95132	CONSULTING AGREEMENT
0467	UZSOY, REHA	208 GINGERGATE DRIVE	CAREY, NC 27519	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
0274	VALEOSOFT, INC.	1101 WEST IRVING PARK ROAD; SUITE 103	BENSENVILLE, IL 60106	CONSULTING AGREEMENT
3882	VALERI ARNETT-CLARK	NOT PROVIDED		CONSULTING AGREEMENT
0828	VALLEY INVENTORY SERVICE, INC	1180 HORIZON DRIVE	FAIRFIELD, CA 94533	CONSULTING AGREEMENT
0683	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK
0672	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK
0675	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK
0670	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	CONSULTING AGREEMENT

67

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0671	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	ART. OF INCORPORATION
0669	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	CONSULTING AGREEMENT
0681	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK
0673	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK ANDERSON
0677	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK 1
0680	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK
0679	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK
0678	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK
0676	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK
0674	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK
0682	VALLEY US, INC.	10062 MILLER AVENUE, #270	CUPERTINO, CA 95014	SCOPE OF WORK
2605	VALLEY VENDING	27 CHELTENHAM WAY	SAN JOSE, CA 95139	CONSULTING AGREEMENT
2472	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	888 SARATOGA AVENUE, # 201	SAN JOSE, CA 95129	AMENDMENT TO CONTRACTOR AGREEMENT — ACHANGES NAME, DATE, ADDRESS
0650	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	SCOPE OF WORK (CHI YEH)
0656	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	SCOPE OF WORK

68

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1134	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	200 S. MERIDIAN STREET; SUITE 420	INDIANAPOLIS, IN 46225	AMENDMENT TO SCOPE OF WORK DATED 6/2/06
0658	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	AMENDMENT TO SCOPE OF WORK DATED 07/18/06
0655	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	SCOPE OF WORK
2473	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	888 SARATOGA AVENUE, # 201	SAN JOSE, CA 95129	SCOPE OF WORK
2475	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	888 SARATOGA AVE STE 201	SAN JOSE, CA 95129	SCOPE OF WORK
0648	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	SCOPE OF WORK (ERIN ANDERSEON)
0647	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	SCOPE OF WORK (CHI YEH)
0653	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	SCOPE OF WORK
0651	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	AMENDMENT TO SCOPE OF WORK TO ADD FUNDS TO PO
0646	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVE #270	CUPERTINO, CA 95014	SCOPE OF WORK (PR 32762 MARTY GARDINER)
0654	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	SCOPE OF WORK
0659	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	AMENDMENT TO SCOPE OF WORK DATED 12/03/07

69

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1133	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	200 S. MERIDIAN STREET; SUITE 420	INDIANAPOLIS, IN 46225	SCOPE OF WORK AMENDMENT (ANDERSON — AMENDS SCOPE OF WORK DATED 08/10/05)
0649	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	AMENDMENT TO CONSULTING AGMT (VERGIS)
1135	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	200 S. MERIDIAN STREET; SUITE 420	INDIANAPOLIS, IN 46225	AMENDMENT TO SCOPE OF WORK. ADDS FUNDS TO PO
0652	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	AMENDMENT TO CONSULTING AGREEMENT TO EXTEND AGREEMENT OUT TO 02/06/07
1136	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	200 S. MERIDIAN STREET; SUITE 420	INDIANAPOLIS, IN 46225	SCOPE OF WORK
0657	VALLEYUS, INC. NOW “QUINTEGRA US, INC.”	10062 MILLER AVENUE #270	CUPERTINO, CA 95014	AMENDMENT TO SCOPE OF WORK DATED 07/18/06 PR# 33162 ADDS FUNDS AND TIME TO PO
4072	VIGNANI TECHNOLOGY LTD.	NOT PROVIDED		SCOPE OF WORK
4073	VIGNANI TECHNOLOGY LTD.	NOT PROVIDED		SCOPE OF WORK
0255	VIGNANI TECHNOLOGY, LTD.	93/A 4TH B CROSS, 5TH BLOCK; KORAMANGALA IND. AREA	BANGALORE, 560095	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
1337	VINOD MAHENDROO	24048 OAK KNOLL CIRCLE	LOS ALTOS, CA 94024	CONSULTING AGREEMENT AMENDMENT
1317	VINOD MAHENDROO	24048 OAK KNOLL CIRCLE	LOS ALTOS HILLS, CA 94022	AMENDMENT NO. 2 TO CONSULTING AGREEMENT
1320	VINOD MAHENDROO	24048 OAK KNOLL CIRCLE	LOS ALTOS HILLS, CA 94022	AMENDMENT NO. 5 TO CONSULTING AGREMENT

70

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1332	VINOD MAHENDROO	24048 OAK KNOLL CIRCLE	LOS ALTOS, CA 94024	CONSULTING AGREEMENT
1338	VINOD MAHENDROO	24048 OAK KNOLL CIRCLE	LOS ALTOS, CA 94024	CONSULTING AGREEMENT
0175	VINOD MAHENDROO	14401 FRIENDSWOOD LANE	AUSTIN, TX 78737	AMENDMENT NO. 1 TO CONSULTING AGREEMENT
1336	VINOD MAHENDROO	24048 OAK KNOLL CIRCLE	LOS ALTOS, CA 94024	SCOPE OF WORK
1318	VINOD MAHENDROO	24048 OAK KNOLL CIRCLE	LOS ALTOS HILLS, CA 94022	AMENDMENT NO. 3 TO CONSULTING AGREEMENT
1323	VINOD MAHENDROO	24048 OAK KNOLL CIRCLE	LOS ALTOS HILLS, CA 94022	CONSULTING AGREEMENT
1319	VINOD MAHENDROO	24048 OAK KNOLL CIRCLE	LOS ALTOS HILLS, CA 94022	AMENDMENT NO. 4 TO CONSULTING AGREEMENT
1339	VINOD MAHENDROO	24048 OAK KNOLL CIRCLE	LOS ALTOS, CA 94024	CONSULTING AGREEMENT
3403	VISIBILITY CORPORATION	100 FORDHAM ROAD	WILMINGTON, MA 01887	ATTACHMENT #1 — STATEMENT OF WORK
3404	VISIBILITY CORPORATION	100 FORDHAM ROAD	WILMINGTON, MA 01887	ATTACHMENT #1 — STATEMENT OF WORK
3406	VISIBILITY CORPORATION	100 FORDHAM ROAD	WILMINGTON, MA 01887	CONSULTING AGREEMENT AMEND 2
0117	VISIBILITY CORPORATION	200 MINUTEMAN ROAD	ANDOVER, MA 01810	CONSULTING AGREEMENT
0434	VONDENE HOPKINS	1621 VIA ROMERO; ALAMO	CA, 94507	CONSULTING AGREEMENT
4074	WAFER INSPECTION SERVICE, INC.	NOT PROVIDED		SCOPE OF WORK
1791	WAFER INSPECTION SERVICES, INC.	539 SOUTH ORLEANS RD.	ORLEANS, MA 02653	CONSULTING AGREEMENT

71

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1359	WALASZCZYK & ASSOCIATES	191 BELLVILLE DR	LOS GATOS, CA 95032	STATEMENT OF WORK — ISO PROJECTS
1363	WALASZCZYK AND ASSOCIATES	191 BELVUE DRIVE	LOS GATOS, CA 95032	SCOPE OF WORK
1362	WALASZCZYK AND ASSOCIATES	191 BELVUE DRIVE	LOS GATOS, CA 95032	CONSULTING AGREEMENT
2179	WATSON WYATT & COMPANY	345 CALIFORNIA STREET; SUITE 1400	SAN FRANCISCO, CA 94104-2612	SCOPE OF WORK
2176	WATSON WYATT & COMPANY	345 CALIFORNIA STREET	SAN FRANCISCO, CA 94104	CONSULTING AGREEMENT
3326	WATSON WYATT & COMPANY	10 UNIVERSAL CITY PLAZA	UNIVERSAL CITY, CA 91608	SCOPE OF WORK
2180	WATSON WYATT & COMPANY	345 CALIFORNIA STREET; SUITE 1400	SAN FRANCISCO, CA 94104-2612	AMENDMENT TO CONSULTING AGREEMENT — EXTENDS AGMT OUT TO 02/23/08
2178	WATSON WYATT & COMPANY	345 CALIFORNIA STREET; SUITE 1400	SAN FRANCISCO, CA 94104-2612	SCOPE OF WORK
3327	WATSON WYATT & COMPANY	10 UNIVERSAL CITY PLAZA	UNIVERSAL CITY, CA 91608	SCOPE OF WORK
1369	WDT CONSULTING	300 PERSIMMON RIDGE DRIVE	LOUISVILLE, KY 40245	AMENDMENT TO CONSULTING AGREEMENT ADS FUNDS AND TIME
0978	WDT CONSULTING	815 RED FOX TRAIL	GATLINBURG, TN 37738	AMENDMENT TO INDEPENDENT CONSULTANT & CONTRACTOR AGREEMENT ADDS FUNDS TO PO (PR# 47511)
0977	WDT CONSULTING	815 RED FOX TRAIL	GATLINBURG, TN 37738	AMENDMENT TO INDEPENDENT CONSULTANT & CONTRACTOR AGREEMENT
0976	WDT CONSULTING	815 RED FOX TRAIL	GATLINBURG, TN 37738	AMENDMENT TO INDEPENDENT CONSULTANT & CONTRACTOR AGREEMENT

72

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
0979	WDT CONSULTING	815 RED FOX TRAIL	GATLINBURG, TN 37738	CONSULTING AGREEMENT
0151	WEBCORE TECHNOLOGIES, INC.	815-A BRAZOS STREET; PMB 376	AUSTIN, TX 78701	SCOPE OF WORK
0150	WEBCORE TECHNOLOGIES, INC.	815-A BRAZOS STREET; PMB 376	AUSTIN, TX 78701	CONSULTING AGREEMENT
2350	WEBENERTIA	777 N. FIRST STREET, STE. 250	SAN JOSE, CA 95112	CONSULTING AGREEMENT
2224	WELLS FARGO INSURANCE	550 MONTGOMERY STREET	SAN FRANCISCO, CA 94111	INDEPENDENT CONSULTING & CONTRACTOR AGREEMENT
3381	WESTON SOLUTIONS, INC.	1400 WESTON WAY; PO BOX 2653	WEST CHESTER, PA 19380	AMENDMENT TO AGREEMENT
3383	WESTON SOLUTIONS, INC.	1400 WESTON WAY; PO BOX 2653	WEST CHESTER, PA 19380	CONSULTING AGREEMENT
0499	WHITLOCK ALLIANCES, LLC	9697 NORTH PEACH CT.	CEDAR HILLS, UT 84062	CONSULTING AGREEMENT
1833	WILSON SONSINI GOODRICH & ROSATI	650 PAGE MILL ROAD	PALO ALTO, CA 94304	LETTER AGREEMENT
1602	WILSON SONSINI GOODRICH & ROSATI — FINANCIAL INTELLIGENCE LLC	1451 GRANT ROAD; SUITE 200	MOUNTAIN VIEW, CA 94040	CONSULTING AGREEMENT
0044	WIND RIVER SYSTEMS, INC.	500 WIND RIVER WAY	ALAMEDA, CA 94501	TECHNICAL CONSULTING AGREEMENT
1194	WITH UP CO., LTD.	DAIICHI BUILDING, 3F, 3-3-18 CHUO; EBINA CITY	KANAGAWA, 2430432	CONSULTING AGREEMENT
0399	XTELESIS CORPORATION	1640 GILBRETH ROAD	BURLINGAME, CA 94010	CONSULTING AGREEMENT
4075	YAHOO HOT JOBS	NOT PROVIDED		SERVICES AGREEMENT
0442	YONG LI	41 KIRKLAND STREET; APT 206A	CAMBRIDGE, MA 02138	CONSULTING AGREEMENT

73

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1835	YOUNG, JAMES A.	346 COLLEGE AVENUE	PALO ALTO, CA 94306	AMEND. TO CONSULTING AGMT. ADS TIME & MONEY
0581	YUJI ISHIKAWA	2-29-2 KOJIMA-CHO	CHOFU-SHI,	CONSULTING AGREEMENT
1640	ZELOS	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK
1639	ZELOS	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK PR# 50259
1641	ZELOS	2400 WYANDOTTE; SUITE A	MOUNTAIN VIEW, CA 94043	AMENDMENT TO SCOPE OF WORK
1638	ZELOS	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	AMENDMENT TO CONSULTING AGREEMENT TO ADD RECRUITING LANGUAGE
1636	ZELOS CONSULTING	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK PR# 50734 — INDUSTRIAL DESIGN SUPPORT
1635	ZELOS CONSULTING	2400 WYANDOTTE ST	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK PR# 52517 MPIP WRITING/DRAFTING
1637	ZELOS CONSULTING	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK — PR# 52310
1634	ZELOS CONSULTING	2400 WYANDOTTE; SUITE A	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK PR# 48475
1329	ZELOS CONSULTING, LLC	370 DISTEL CIRCLE, SUITE B280	LOS ALTOS, CA 94022	CONSULTING AGREEMENT
4076	ZELOS CONSULTING, LLC	NOT PROVIDED		SCOPE OF WORK
1633	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK
1642	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	AMENDMENT TO SCOPE OF WORK DATED 05/08/06 — ADDS TIME TO 11/3006 AND FUNDS TO PO

74

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
3137	ZELOS CONSULTING, LLC	1195 BORDEAUX DRIVE	SUNNYVALE, CA 94089	SCOPE OF WORK
1629	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	AMND TO CONSULTING EXTENDS ORIGINAL SCOPE OF WORK TO 02/21/06
1630	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	AMENDMENT TO SCOPE OF WORK DATED 05/08/06 — ADDS TIME AND FUNDS TO PO
1632	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK
1644	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	AMENDMENT TO SCOPE OF WORK DATED 07/31 PR# 50745 EXTENDS SCOPE OF WORK OUT TO 31 MARCH 08 AND ADDS FUNDS TO PO
3140	ZELOS CONSULTING, LLC	1195 BORDEAUX DRIVE	SUNNYVALE, CA 94089	SCOPE OF WORK
3135	ZELOS CONSULTING, LLC	1195 BORDEAUX DRIVE	SUNNYVALE, CA 94089	CONSULTING AGREEMENT
3138	ZELOS CONSULTING, LLC	1195 BORDEAUX DRIVE	SUNNYVALE, CA 94089	SCOPE OF WORK
1627	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	STATEMENT OF WORK PR# 41458
1652	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK
3139	ZELOS CONSULTING, LLC	1195 BORDEAUX DRIVE	SUNNYVALE, CA 94089	SCOPE OF WORK
1628	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	AMND. TO CONSULTING AGREEMENT. EXTENDS AGREEMENT OUT TO 17 MARCH 2007
1631	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	AMENDMENT TO CONSULTING AGREEMENT. EXTENDS AGREEMENT OUT TO 17 MARCH 2009

75

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-1
Consulting Agreements

Contract ID	Name	Address	City, State & Zip	Description
1643	ZELOS CONSULTING, LLC	2400 WYANDOTTE STREET; SUITE A	MOUNTAIN VIEW, CA 94043	SCOPE OF WORK
4077	ZELOS CONSULTING, LLC	NOT PROVIDED		SCOPE OF WORK
3136	ZELOS CONSULTING, LLC	1195 BORDEAUX DRIVE	SUNNYVALE, CA 94089	SCOPE OF WORK
0118	ZIMMERMAN ASSOCIATES	PO BOX 3248; 58 WILLIAM STREET	ANDOVER, MA 01810	CONSULTING AGREEMENT

76

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-2
Employment Agreements

Contract ID	Name	Address	City, State & Zip	Description
3517	AARON STOLPMAN	ADDRESS AVAILABLE UPON REQUEST		E*TRADE SECURITIES — RULE 10B5-1 TRADING PLAN
3510	ALAN LOWE	ADDRESS AVAILABLE UPON REQUEST		CHANGE-IN-CONTROL AGREEMENT
3484	ANTHONY C. BONORA	ADDRESS AVAILABLE UPON REQUEST		CHANGE-IN-CONTROL AGREEMENT
3490	ANTHONY C. BONORA	ADDRESS AVAILABLE UPON REQUEST		RULE 10B5-1 SALES PLAN
3492	ANTHONY C. BONORA	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3489	ANTHONY C. BONORA	ADDRESS AVAILABLE UPON REQUEST		RULE 10B5-1 SALES PLAN
3485	ANTHONY C. BONORA	ADDRESS AVAILABLE UPON REQUEST		CHANGE-IN-CONTROL AGREEMENT
3488	ANTHONY C. BONORA	ADDRESS AVAILABLE UPON REQUEST		RULE 10B5-1 SALES PLAN
3503	BILL TURNQUIST	ADDRESS AVAILABLE UPON REQUEST		SEVERANCE AGREEMENT AND RELEASE OF CLAIMS
3509	DANIEL FRITSCHEN	ADDRESS AVAILABLE UPON REQUEST		PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
3500	DAVID SKINNER	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3480	DAVID WHITE	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3526	DON WAYNE NOBLES, JR.	ADDRESS AVAILABLE UPON REQUEST		RETENTION BONUS PLAN

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-2
Employment Agreements

Contract ID	Name	Address	City, State & Zip	Description
3501	DONNA HAMLIN	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3495	DOUGLAS MCCUTCHEON	ADDRESS AVAILABLE UPON REQUEST		EMPLOYMENT SEPARATION AGREEMENT
3478	FRED TISO	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3477	FREDERICK TISO	ADDRESS AVAILABLE UPON REQUEST		SEVERANCE AGREEMENT AND RELEASE OF CLAIMS
3475	GEOFFRY RIBAR	ADDRESS AVAILABLE UPON REQUEST		SEPARATION AGREEMENT
3476	GEOFFRY RIBAR	ADDRESS AVAILABLE UPON REQUEST		ADDENDUM TO SEPARATION AGREEMENT
3523	HITOSHI KAWANO	ADDRESS AVAILABLE UPON REQUEST		CHANGE-IN-CONTROL AGREEMENT
3522	HITOSHI KAWANO	ADDRESS AVAILABLE UPON REQUEST		INDEMNITY AGREEMENT
3507	JIM WHEAT	ADDRESS AVAILABLE UPON REQUEST		RESIGNATION LETTER
3505	JON SABOL	ADDRESS AVAILABLE UPON REQUEST		LETTER AGREEMENT
3482	JON SABOL	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3474	JOSUI NASHIMOTO	ADDRESS AVAILABLE UPON REQUEST		EMPLOYMENT SEPARATION AGREEMENT
3502	KENNETH LEUNG	ADDRESS AVAILABLE UPON REQUEST		LETTER RE: CONTINUING OBLIGATIONS
3473	MARK SIEGEL	ADDRESS AVAILABLE UPON REQUEST		TERMINATION LETTER
3520	MICHAEL SICURO	ADDRESS AVAILABLE UPON REQUEST		INDEMNITY AGREEMENT

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-2
Employment Agreements

Contract ID	Name	Address	City, State & Zip	Description
3519	MICHAEL SICURO	ADDRESS AVAILABLE UPON REQUEST		CHANGE-IN-CONTROL AGREEMENT
3518	MICHAEL SICURO	ADDRESS AVAILABLE UPON REQUEST		EMPLOYMENT AGREEMENT
3506	MICHAEL VANAELST	ADDRESS AVAILABLE UPON REQUEST		SEVERANCE AGREEMENT AND RELEASE OF CLAIMS
3508	MIHIR PARIKH	ADDRESS AVAILABLE UPON REQUEST		EMPLOYMENT LETTER
3529	NG TIN EE, JESMAINE	ADDRESS AVAILABLE UPON REQUEST		TERMINATION LETTER
3498	NORMA RILEY	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3516	PAULA LUPRIORE	ADDRESS AVAILABLE UPON REQUEST		E*TRADE SECURITIES — RULE 10B5-1 TRADING PLAN
3497	PAULA LUPRIORE	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3525	PAULA LUPRIORE	ADDRESS AVAILABLE UPON REQUEST		CHANGE-IN-CONTROL AGREEMENT
3483	PETER SULLIVAN	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3504	RAY MARTIN	ADDRESS AVAILABLE UPON REQUEST		WAIVER OF STOCK TRADING POLICY
3481	RICK FRIEDMAN	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3499	ROBERT NIKL	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-2
Employment Agreements

Contract ID	Name	Address	City, State & Zip	Description
3486	ROBERT NIKL	ADDRESS AVAILABLE UPON REQUEST		CHANGE-IN-CONTROL AGREEMENT
0768	ROGER GOSSETT	ADDRESS AVAILABLE UPON REQUEST		TAX LIABILITY LETTER
3515	STANLEY GRUBEL	ADDRESS AVAILABLE UPON REQUEST		PRESET DIVERSIFICATION PROGRAM - MORGAN STANLEY
3511	STEPHEN DEBENHAM	ADDRESS AVAILABLE UPON REQUEST		CHANGE-IN-CONTROL AGREEMENT
3493	STEPHEN DEBENHAM	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3479	STEPHEN SCHWARTZ	ADDRESS AVAILABLE UPON REQUEST		FIRST AMENDMENT
3491	STEPHEN SCHWARTZ	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3527	STEVE SCHWARTZ	ADDRESS AVAILABLE UPON REQUEST		EMPLOYMENT AGREEMENT
3524	STEVE SCHWARTZ	ADDRESS AVAILABLE UPON REQUEST		E*TRADE SECURITIES — RULE 10B5-1 TRADING PLAN
3514	STEVE SCHWARTZ	ADDRESS AVAILABLE UPON REQUEST		AMENDED AND RESTATED OPTION AGREEMENT 4/11/02
3513	STEVE SCHWARTZ	ADDRESS AVAILABLE UPON REQUEST		CONSENT TO AMENDMENT OF OPTIONS GRANTED 4/11/02
3528	TETSUO YAMASHITZ	ADDRESS AVAILABLE UPON REQUEST		CNANGE-IN-CONTROL AGREEMENT
3521	THOMAS LEITZKE	ADDRESS AVAILABLE UPON REQUEST		CHANGE-IN-CONTROL AGREEMENT

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-2
Employment Agreements

Contract ID	Name	Address	City, State & Zip	Description
3512	TONY BONORA	ADDRESS AVAILABLE UPON REQUEST		CONSENT TO AMENDMENT OF OPTIONS GRANTED 10/2/01 & 4/11/02
3487	WARREN KOCMOND, JR.	ADDRESS AVAILABLE UPON REQUEST		CHANGE-IN-CONTROL AGREEMENT
3494	WARREN KOCMOND, JR.	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS
3496	WAYNE NOBLES	ADDRESS AVAILABLE UPON REQUEST		AGREEMENT TO ARBITRATE DISPUTES AND CLAIMS

5

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-3
Financial Agreements

Contract ID	Name	Address	City, State & Zip	Description
2227	ABN AMRO BANK	101 CALIFORNIA STREET; SUITE 4550	SAN FRANCISCO, CA 94111	MASTER LEASE FACILITY CLOSING BOOK
3465	ABN AMRO BANK	101 CALIFORNIA STREET; #4550	SAN FRANCISCO, CA 94111	ENGAGEMENT LETTER RE: 42,000,000 SENIOR SECURED BRIDGE DEBT FACILITY
2228	ABN AMRO BANK	101 CALIFORNIA STREET; SUITE 4550	SAN FRANCISCO, CA 94111	SUMMARY OF TS AND CS FOR 42,000,000 SENIOR SECURED BRIDGE DEBT FACILITY
2229	ABN AMRO BANK N.V.	101 CALIFORNIA STREET; SUITE 4550	SAN FRANCISCO, CA 94111	ENGAGEMENT LETTER RELATING TO THE ARRANGEMENT OF A SENIOR SECURED BRIDGE DEBT FACILITY IN THE AN AMOUNT UP TO $42,000,000.
2161	AFCO PREMIUM ACCEPTANCE, INC.	3636 CAMINO DEL RIO NORTH; SUITE 185	SAN DIEGO, CA 92108-1709	PREMIUM FINANCE AGREEMENT
0858	ASYST JAPAN INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	PROMISSORY NOTE ($ 20,000,000)
0857	ASYST JAPAN INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	MEMORANDUM ON INTERCOMPANY LOANS SETTLING DEBT FROM MAY 2, 2001 INTERCOMPANY LOAN AGREEMENT
0859	ASYST JAPAN, INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	CREDIT AGREEMENT ANK OF AMERICA & OTHER LENDERS — 3RD AMENDMENT
3432	ASYST JAPAN, INC.	6-23, SHIN-YOKOHAMA 2-CHOME, KOHOKU- KU	YOKOHAMA-SHI, KANAGAWA	INTERCOMPANY LOAN AGREEMENT
0907	ASYST JAPAN, INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	EXECUTED SIDE LETTER RE: THIRD AMENDMENT TO CREDIT AGREEMENT
1073	ASYST SHINKO AMERICA, INC.	20811 NW CORNELL RD., #100	HILLSBORO, OR 97124	UCC FINANCING STATEMENT
4060	ASYST TECHNOLOGIES, INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	TRADEMARK SECURITY AGREEMENT

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-3
Financial Agreements

Contract ID	Name	Address	City, State & Zip	Description
4061	ASYST TECHNOLOGIES, INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	US PLEDGE AND SECURITY AGREEMENT
4056	ASYST TECHNOLOGIES, INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	PATENT SECURITY AGREEMENT
4052	ASYST TECHNOLOGIES, INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	COMPANY GUARANTY
4048	ASYST TECHNOLOGIES, INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	SECRETARY’S CERTIFICATE
4062	ASYST TECHNOLOGIES, INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	US SUBSIDIARY GUARANTY
3150	BAKER & MCKENZIE	15/F, 168 TUN HWA NORTH ROAD	TAIPEI , 105	TAIWANESE LEGAL OPINION LETTER
2250	BAKER & MCKENZIE	TWO EMBARCADERO CENTER, 11TH FLOOR	SAN FRANCISCO, CA 94111-3802	US OPINION LETTER
2226	BANC OF AMERICA SECURITIES	600 MONTGOMERY STREET	SAN FRANCISCO, CA 94111	SUMMARY OF INDICATIVE TERMS AND CONDITIONS
2225	BANC OF AMERICA SECURITIES	600 MONTGOMERY STREET	SAN FRANCISCO, CA 94111	LETTER AGREEMENT RE: $100,000 THREE YEAR SENIOR SECURED CREDIT FACILITY
4057	BANK OF AMERICA	NOT PROVIDED		PAYOFF LETTER
0545	BANK OF AMERICA, ET. AL.	100 NORTH TRYON STREET	CHARLOTTE, NC 28255	CREDIT AGREEMENT — SECOND AMENDMENT
0546	BANK OF AMERICA, ET. AL.	100 NORTH TRYON STREET	CHARLOTTE, NC 28255	CREDIT AGREEMENT — THIRD AMENDMENT
0547	BANK OF AMERICA, ET. AL.	100 NORTH TRYON STREET	CHARLOTTE, NC 28255	CREDIT AGREEMENT AMONG ATI, AJI, BANK OF AMERICA, NA AND LENDERS PARTY THERETO: BANC OF AMERICA SECURITIES, LLC KEYBANK NATIONAL ASSOCIATION AND COMERICA BANK

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-3
Financial Agreements

Contract ID	Name	Address	City, State & Zip	Description
0544	BANK OF AMERICA, ET. AL.	100 NORTH TRYON STREET	CHARLOTTE, NC 28255	CREDIT AGREEMENT — FIRST AMENDMENT
0250	BANK OF AMERICA, N.A.	225 N. CALVERT STREET; MAIL CODE: MD4- 301-10-38	BALTIMORE, MD 21202	DEPOSIT ACCOUNT CONTROL AGREEMENT
1144	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	WAIVER AND AMENDMENT NUMBER 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
1138	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	COMMITMENT LETTER
4063	COMERICA BANK	226 AIRPORT PARKWAY	SAN JOSE, CA 95110	PART 2 — AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
3468	COMERICA BANK	226 AIRPORT PARKWAY	SAN JOSE, CA 95110	AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT
1148	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	PART 1 — AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
3464	COMERICA BANK	226 AIRPORT PARKWAY	SAN JOSE, CA 95110	AMENDMENT NUMBER 4 TO LOAN AND SECURITY AGREEMENT, DATED AS OF FEBRUARY 3, 2004 AMENDING LOAN AND SECURITY AGREEMENT, DATED OCTOBER 1, 2002.
1145	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	AMENDMENT NUMBER 3 TO LOAN AND SECURITY AGREEMENT AMENDING LOAN AND SECURITY AGREEMENT, DATED AS OF OCTOBER 1, 2002.
1143	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	AMENDMENT NUMBER 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-3
Financial Agreements

Contract ID	Name	Address	City, State & Zip	Description
1141	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	LOAN AND SECURITY AGREEMENT
1146	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	COMPLIANCE CERTIFICATE
1139	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	STANDBY LETTER OF CREDIT #614981-41 IN FAVOR OF JER BAYSIDE LLC
1142	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	LETTER RE: EXTENSION FOR FINANCIAL STATEMENTS
1140	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	LETTER AGREEMENT REGARDING WAIVER OF CERTAIN PROVISIONS OF THE LOAN AND SECURITY AGREEMENT.
1147	COMERICA BANK	9920 S. LA CIENAGA, SUITE 1401	INGLEWOOD, CA 90301	AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT
3470	DANIEL J. LOVERRO AND JOY T. LOVERRO	NOT PROVIDED		AMENDMENT NUMBER 1 TO SECURED PROMISSORY NOTE
3471	DANIEL J. LOVERRO AND JOY T. LOVERRO	NOT PROVIDED		LETTER AGREEMENT
3469	DANIEL J. LOVERRO AND JOY T. LOVERRO	NOT PROVIDED		SUBORDINATION AGREEMENT
3472	DANIEL J. LOVERRO AND JOY T. LOVERRO	NOT PROVIDED		AMENDMENT NUMBER 2 TO SECURED PROMISSORY NOTE
2875	DON WAYNE NOBLES, JR.	20801 PAMELA WAY	SARATOGA, CA 95070	AMENDMENT TO PROMISSORY NOTE
2876	DON WAYNE NOBLES, JR.	20801 PAMELA WAY	SARATOGA, CA 95070	PAYMENT RECEIPTS FOR PROMISSORY NOTE

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-3
Financial Agreements

Contract ID	Name	Address	City, State & Zip	Description
0168	GARY M. GALLAGHER	4600 HIGH GATE DRIVE	AUSTIN, TX 78730	SECURED PROMISSORY NOTE IN FAVOR OF ASYST, GRANTED BY GARY M. GALLAGHER AND BELINON-DISCLOSURE AGREEMENT M. GALLAGHER, IN THE AMOUNT OF $150,000.
2736	JONATHAN SABOL	376 GRINNEL COURT	SANTA CLARA, CA 95051	PROMISSORY NOTE
2737	JONATHAN SABOL	376 GRINNEL COURT	SANTA CLARA, CA 95051	ACCORD AND SATISFACTION
0498	KAY ANNE KENDALL / KEITH M. JOHANSEN	CANDIDATE FOR CSAT POSITION; 2708 E. CARLISE ROAD	CAVE CREEK, AZ 85331	AMENDMENT 1 TO SECURED PROMISSORY NOTE
0586	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114	DEED OF PATENT ASSIGNMENT
0593	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114	JAPANESE OPINION LETTER
0591	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114	DEED OF TRADEMARK ASSIGNMENT 3
4054	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114	COMPLIANCE CERTIFICATE
4051	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114	CLOSING DATE CERTIFICATE
0589	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114
0587	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114	DEED OF TRADEMARK ASSIGNMENT
0592	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114	DEED OF PATENT ASSIGNMENT
3467	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114
0590	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114	DEED OF PATENT ASSIGNMENTS

5

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-3
Financial Agreements

Contract ID	Name	Address	City, State & Zip	Description
4045	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114	DEED OF TRADEMARK ASSIGNMENT
0379	KEYBANK	4910 TIEDEMAN ROAD; MC: OH-01-51-0435	BROOKLYN, OH 44144-2388	TERMINATION OF STANDBY LETTER OF CREDIT
0588	KEYBANK	127 PUBLIC SQUARE	CLEVELAND, OH 44114	DEED OF PATENT ASSIGNEMENT
3229	SMIF EQUIPMENT (TIANJIN) CO., LTD.	HEDA INDUSTRY ZONE XINGHUA RD; XIQING ECONOMIC DVLOPMT AREA	TIANJIN, 300385	US SHORT-TERM OBLIGATORY CONTRACT
3534	SOURCEHARBOUR	NOT PROVIDED		RECEIPT OF THE FOLLOWING: NEXEDA 1.0.5, NEXEDA1.1, AND CONX 5.0
2641	STRASBAUGH	825 BUCKLEY RD.	SAN LUIS OBISPO, CA 93401	WORKOUT AGREEMENT BETWEEN STRASBAUGH, AS DEBTOR, COMMITTEE OF UNSECURED CREDITORS OF STRASBAUGH, CMA BUSINESS CREDIT SERVICES AND CERTAIN UNSECURED CREDITORS.
1722	SUMITOMO MITSUI BANKING CORPORATION	NEW YORK BRANCH; J.A.F.P.O. BOX 1671	NEW YORK, NY 10116	LETTER OF GUARANTEE THROUGH JANUARY 31, 2006
1721	THE SUMITOMO BANK LTD.	NEW YORK BRANCH; J.A.F.P.O. BOX 1671	NEW YORK, NY 10116	AGREEMENT ON BANK TRANSACTIONS
4053	US BANK	U.S. BANCORP CENTER; 800 NICOLLET MALL	MINNEAPOLIS, MN 55402	ESCROW AGREEMENT
1539	US BANK CORPORATE TRUST SERVICES	800 NICOLLETT MALL	MINNAEAPOLIS, MN 55402	LETTER TO US BANK RE: NOTICE OF DEFAULT
1537	US BANK CORPORATE TRUST SERVICES	800 NICOLLETT MALL	MINNAEAPOLIS, MN 55402	NOTICE OF DEFAULT
1541	US BANK CORPORATE TRUST SERVICES	800 NICOLLETT MALL	MINNAEAPOLIS, MN 55402	LETTER FROM US BANK

6

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-3
Financial Agreements

Contract ID	Name	Address	City, State & Zip	Description
1542	US BANK CORPORATE TRUST SERVICES	800 NICOLLETT MALL	MINNAEAPOLIS, MN 55402	LETTER FROM US BANK
1536	US BANK CORPORATE TRUST SERVICES	800 NICOLLETT MALL	MINNAEAPOLIS, MN 55402	NOTICE OF NEW TRUSTEE
1538	US BANK CORPORATE TRUST SERVICES	800 NICOLLETT MALL	MINNAEAPOLIS, MN 55402	RESPONSE BY ASYST TO NOTICE OF DEFAULT
1540	US BANK CORPORATE TRUST SERVICES	800 NICOLLETT MALL	MINNAEAPOLIS, MN 55402	RESPONSE BY US BANK

7

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-4
Equipment Purchase and Lease Agreements

Contract ID	Name	Address	City, State & Zip	Description
3533	FORSYTHE SOLUTIONS GROUP, INC.	NOT PROVIDED		SALE AGREEMENT
2733	INTERVISION SYSTEMS TECHNOLOGIES INC.	2250 WALSH AVE.	SANTA CLARA, CA 95050	EQUIPMENT PURCHASE
3147	JAMES V. HUDSON II	13620 13TH AVE CT. EAST	TACOMA, WA 98445	TERM SHEET RELATING TO PURCHASE OF $30,000 OF EQUIPMENT
3532	M&SD FINANCIAL SERVICES	NOT PROVIDED		MASTER AGREEMENT FOR LEASE
0728	NCR CORPORATION	1700 PATTERSON BLVD.	DAYTON, OH	NCR ORDER FORM
0729	NCR CORPORATION	1700 PATTERSON BLVD.	DAYTON, OH	ADDENDUM TO NCR ORDER FORM
0806	NORTH AMERICAN COMMUNICATIONS RESOURCE INC.	RESOURCE, INC.; 3344 HIGHWAY 149	EAGAN, MN 55121	SALES AGREEMENT
3530	SECURITY TECHNOLOGIES GROUP, INC.	NOT PROVIDED		PURCHASING TERMS AND CONDITIONS
3531	TELEPHONY FOR INFORMATION SYSTEMS CORPORATION DBA TEL-I.S.	NOT PROVIDED		EQUIPMENT PURCHASE AND SOFTWARE LICENSE AGREEMENT, DATED MAY 2, 2001, BETWEEN ASYST AND TISC.
1287	THE SWENSON GROUP XEROX SALES AGENCY	468 LINDBERGH AVENUE	LIVERMORE, CA 94550	AMENDMENT TO XEROX DOCUBROKER FORM # 51860T&C.
1545	WELLS FARGO EQUIPMENT FINANCE, INC.	733 MARQUETTE AVENUE; SUITE 300	MINNEAPOLIS, MN 55402	AMENDMENT TO LEASE SCHEDULE NO. 1 AND NO. 2 (ASSIGNED ON MARCH 20, 2001)
3041	XEROX CORPORATION	800 LONG RIDGE RD.	STAMFORD, CT 06902-1288	EQUIPMENT LEASE
3042	XEROX CORPORATION	800 LONG RIDGE RD.	STAMFORD, CT 06902-1288	ADDENDUM TO EQUIPMENT LEASE

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
1255	1ST SILICON (MALAYSIA) SDN. BHD.	SAMA JAYA FREE INDUSTRIAL ZONE	KUCHING, SARAWAK, OB 93350	SOFTWARE LICENSE AGREEMENT
3390	ADE CORPORATION	80 WILSON WAY	WESTWOOD, MA 02090	SOFTWARE LICENSE AGREEMENT
3389	ADE PHASE SHIFT	80 WILSON WAY	WESTWOOD, MA	PRODUCT CODE, DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2324	ADOBE	345 PARK AVENUE	SAN JOSE, CA 95110-2704	OPEN OPTIONS LICENSE
1677	ADVANCED METROLOGY SYSTEMS / PHILIPS	ACCT: ACCTOUNTS PAYABLE; 12 MICHIGAN DRIVE	NATICK, MA 01760	NOTICE OF ASSIGNMENT
0199	ADVANCED MICRO DEVICES, INC.	5204 E. BEN WHITE BLVD.	AUSTIN, TX 78741	EQUIPMENT LOAN AGREEMENT
0173	ADVANCED MICRO DEVICES, INC.	7171 SOUTHWEST PARKWAY	AUSTIN, TX 78735	ASSIGNMENT OF AGREEMENTS TO FOUNDRY COMPANY
0179	ADVANCED MICRO DEVICES, INC.	5204 E. BEN WHITE BLVD.	AUSTIN, TX 78741	CONSENT TO DISCLOSE LETTER AGREEMENT RELATING TO THE GW ASSOCIATES, INC. RUN-TIME SOFTWARE LICENSE, DATED MAY 31, 2000.
0180	ADVANCED MICRO DEVICES, INC.	5204 E. BEN WHITE BLVD.	AUSTIN, TX 78741	CONSENT TO ASSIGN TO FASL LLC
0181	ADVANCED MICRO DEVICES, INC. / SPANSION LLC	5204 E. BEN WHITE BLVD.	AUSTIN, TX 78741	ASSIGNMENT OF SOFTWARE LICENSES
3110	ADVANCED MICRO DEVICES, INC. AND ILS TECHNOLOGY, INC. AND OCEANA SENSOR TECHNOLOGIES, INC.	ONE AMD PLACE	SUNNYVALE, CA 94088	SOFTWARE LICENSE AND INTEGRATION AGREEMENT
2029	ADVANCED MICRO-FABRICATION EQUIPMENT INC. CHINA	5001 HUADONG RD., 188 CENTRAL BLVD.; JINQIAO EXPORT PROCESSING ZONE (SOUTH)	SHANGHAI, PUDONG 201201	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
2028	ADVANCED MICRO-FABRICATION EQUIPMENT, INC. CHINA	5001 HUADONG ROAD, 188 CENTRAL BLVD.; JINQIAO EXPORT PROCESSING ZONE (SOUTH)	SHANGHAI, PUDONG 201201	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2790	ADVANTEST AMERICA, INC.	3201 SCOTT BLVD.	SANTA CLARA, CA 95054	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0934	AEHR TEST SYSTEMS	400 KATO TERRACE	FREMONT, CA 94539	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0959	AEHR TEST SYSTEMS	400 KATO TERRACE	FREMONT, CA 94539	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0696	AETRIUM — WEB TECHNOLOGY	10501 MARKISON ROAD	DALLAS, TX 75238	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3080	AIBT INC.	NOT PROVIDED; PLEASE USE CUST #1771	SUNNYVALE, CA 94086	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1118	AKT AMERICA INC.	11F, #118, SEC. 1 TUNG-TA ROAD	HSINCHU, 300	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0275	ALPHASEM AG	ANDHAUSERSTRASSE 64	BERG, CH-8572	ADDENDUM TO DEVELOPMENT SOFTWARE LICENSE
4016	ALPHASEM AG	ANDHAUSERSTRASSE 64	BERG, CH-8572	SOFTWARE MAINTENANCE AGREEMENT
0276	ALPHASEM AG	ANDHAUSERSTRASSE 64	BERG, CH-8572	SOFTWARE MAINTANENCE AGREEMENT
0278	ALPHASEM AG	ANDHAUSERSTRASSE 64	BERG/TG, CH-8572	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2969	AMKOR TECHNOLOGY	1 KAKI BUKIT VIEW, #03-28; TECHVIEW BUILDING	SINGAPORE, 415941	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
2968	AMKOR TECHNOLOGY	1 KAKI BUKIT VIEW, #03-28; TECHVIEW BUILDING	SINGAPORE, 415941	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1105	APPLIED MATERIALS IMPLANT	FOUNDRY LANE	HORSHAM, WEST SUSSEX, RH135PX	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1696	APPLIED MATERIALS ISRAEL, LTD.	P.O. BOX 416, INDUSTRIAL AREA	NES ZIONA, IS 74103	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2792	APPLIED MATERIALS, INC.	3050 BOWERS AVENUE	SANTA CLARA, CA 95054	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2787	APPLIED MATERIALS, INC.	3050 BOWERS AVENUE	SANTA CLARA, CA 95054	AMENDMENT NO. 1 TO SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2788	APPLIED MATERIALS, INC.	3050 BOWERS AVENUE	SANTA CLARA, CA 95054	AMENDMENT NO. 2 TO SOFTWARE LICENSE AGREEMENT (# C: 53000)
2791	APPLIED MATERIALS, INC.	3050 BOWERS AVENUE	SANTA CLARA, CA 95054	CONSENT TO TRANSFER AGREEMENT, WHEREBY GW ASSOCIATES CONSENTS TO THE TRANSFER OF THE SOFTWARE LICENSE AGREEMENT, DATED APRIL 14, 1999, BETWEEN GW ASSOCIATES AND BOXER CROSS, TO APPLIED MATERIALS.
2786	APPLIED MATERIALS, PDC BUSINESS GROUP	3050 BOWERS AVENUE	SANTA CLARA, CA 95054	COPYRIGHT TEXT REPRINT PERMISSION AGREEMENT
1162	APPLIED PRECISION LLC	1040 12TH AVE NW	ISSAQUAH, WA 98027	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2021	APS (ADVANCED PRODUCTION SYSTEMS, SALES AND SERVICE GMBH)	GUTENBERGSTRASSE 1	PUCHHEIM, D-82178	FIRST AMENDED AND RESTATED INTERNATIONAL SOFTWARE AND DISTRIBUTION AGREEMENT

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
2026	APS (ADVANCED PRODUCTION SYSTEMS, SALES AND SERVICE GMBH)	GUTENBERGSTRASSE 1	PUCHHEIM-MUNICH, D-82178	FIRST AMENDED AND RESTATED INTERNATIONAL SOFTWARE AND DISTRIBUTION AGREEMENT
3688	ART CO., LTD.	NOT PROVIDED		OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1552	AS ONE	5572 SMETANA DRIVE	MINNETONKA, MN 55343	LICENSE AGREEMENT
4017	AS ONE TECHNOLGIES, INC.	5572 SMETANA DRIVE	MINNETONKA, MN 55343	AMENDMENT NUMBER 1 AND WRITTEN CONSENT TO SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1556	AS ONE TECHNOLOGIES, INC.	5572 SMETANA DRIVE	MINNETONKA, MN 55343	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1900	ASM AMERICA, INC.	3440 EAST UNIVERSITY DRIVE	PHOENIX, AZ 85034	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1907	ASM AMERICA, INC.	3440 EAST UNIVERSITY DRIVE	PHONEIX, AZ 85034	NOTICE RE TERMINATION OF SOFTWARE EVALUATION AGREEMENT
1908	ASM AMERICA, INC.	3440 EAST UNIVERSITY DRIVE	PHONEIX, AZ 85034	COPYRIGHT TEXT REPRINT PERMISSION AGREEMENT
1909	ASM AMERICA, INC.	3440 EAST UNIVERSITY DRIVE	PHONEIX, AZ 85034	AMENDMENT TO SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1898	ASM AMERICA, INC.	3440 EAST UNIVERSITY DRIVE	PHOENIX, AZ 85034	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1899	ASM AMERICA, INC.	3440 EAST UNIVERSITY DRIVE	PHOENIX, AZ 85034	AMENDMENT NUMBER 1
1906	ASM AMERICA, INC.	3440 EAST UNIVERSITY DRIVE	PHONEIX, AZ 85034	COPYRIGHT TEXT REPRINT PERMISSION AGREEMENT

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
0324	ASM EUROPE B.V.	REMBRANDTLAAN 7-9	BILTHOVEN, BG 3723	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0734	ASM LITHOGRAPHY B.V.	5503 LA VELDHOVEN	DE RUN, 1110	OEM MULTI-COPY SOFTWARE LICENSE AGREEMENT
3337	ASML NETHERLANDS B.V.	DE RUN 6501	VELDHOVEN, DR 5504	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3338	ASML NETHERLANDS B.V.	DE RUN 6501	VELDHOVEN, DR 5504	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2491	ASML-SGV TRACK SYSTEMS	541 E. TRIMBLE RD.	SAN JOSE, CA 95131	NOTICE RE TERMINATION OF SOFTWARE EVALUATION AGREEMENT
2492	ASML-SGV TRACK SYSTEMS	541 E. TRIMBLE RD.	SAN JOSE, CA 95131	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0479	ASYMPTOTIC TECHNOLOGIES, INC.	2762 LOKER AVENUE WEST	CARLSBAD, CA 92010	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
4018	ASYST	NOT PROVIDED		LICENSE SUMMARY
3676	ASYST INTEGRATION SERVICES (INDIA) PVT. LTD.	NOT PROVIDED		SOFTWARE DEVELOPMENT AND SUPPORT SERVICES AGREEMENT
3273	ASYST SHINKO, INC.	TOYO MK BUILDING, 7-2-14; TOYO, KOTO-KU	TOKYO, 135-0016	AMENDED AND RESTATED LICENSE AGREEMENT
3272	ASYST SHINKO, INC.	TOYO MK BUILDING, 7-2-14; TOYO, KOTO-KU	TOKYO, 135-0016	ASYST TECHNOLOGIES/ASYST SHINKO LICENSE AGREEMENT
0263	ATTACHMATE CORPORATION	3617 131ST AVENUE SE	BELLEVUE, WA 98006	LETTER AGREEMENT REGARDING SOFTWARE LICENSE

5

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
0307	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE	BEVERLY, MA 01915	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0288	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE	BEVERLY, MA 01915	COPYRIGHT TEXT REPRINT PERMISSION AGREEMENT
0287	AXCELIS TECHNOLOGIES, INC. / ASPECT SYSTEMS, INC.	108 CHERRY HILL DRIVE	BEVERLY, MA 01915	CONSENT TO TRANSFER SLA TO ASPECT
3411	BOC LIMITED	CHERTSEY ROAD	WINDLESHAM, SURREY GU20 6HJ	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1425	BOXER CROSS, INC.	978 HAMILTON COURT	MENLO PARK, CA 94025	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0561	BROOKS AUTOMATION INC.	15 ELIZABETH DRIVE	CHELMSFORD, MA 01824	SOFTWARE SUPPORT AGREEMENT
1205	BRUKER AXS GMBH	OESTICHE RHEINBRUECKENSTR, 49	KARLSRUHE, D-76187	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1879	CAMLINE DATENSYSTEME GMBH	ATTN: ACCOUNT PAYABLE; JETZENDORFER STR. 6	PETERSHAUSEN, D-85238	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1165	CARL ZEISS SMS GMBH	CARL ZEISS PROMENADE 10	JENA, 07745	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1164	CARL ZEISS SMS GMBH	CARL ZEISS PROMENADE 10	JENA, 07745	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0393	CELLFUSION, INC.	111 ANZA BLVD; SUITE 205	BURLINGAME, CA 94010	LETTER FROM MYERS, HAWLEY, MORLEY, MYERS & MCDONNELL REGARDING MISSED PAYMENTS
0392	CELLFUSION, INC.	111 ANZA BLVD; SUITE 205	BURLINGAME, CA 94010	SOFTWARE END USER LICENSE AGREEMENT

6

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
3677	COOKSON ELECTRONICS	NOT PROVIDED		NOTICE RE TERMINATION OF SOFTWARE EVALUATION AGREEMENT
2940	CORPORATE MANAGEMENT SOLUTIONS	TWO ENTERPRISE DRIVE; SUITE 300	SHELTON, CT 06484	MASTER SOFTWARE LICENSE & SERVICES AGREEMENT
0644	CREATIVE DESIGN ENGINEERING	20565 ALVES DRIVE	CUPERTINO, CA 95014	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0968	CREDENCE SYSTEMS CORPORATION	215 FOURIER AVE.	FREMONT, CA 94539 7828	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0967	CREDENCE SYSTEMS GMBH	215 FOURIER AVE.	FREMONT, CA 94539 7828	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2158	CYMER, INC.	17075 THORNMINT CT.	SAN DIEGO, CA	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2615	CYPRESS SEMICONDUCTOR (MINNESOTA) INC.	ATTN:ACCTS PAYABLE; PO BOX 649081	SAN JOSE, CA 95164-9081	SOFTWARE LICENSE AGREEMENT
3678	DANIEL RASEGHI SOFTWARE AND HARDWARE DESIGN	D-76185 KARLSRUHE; BENZSTRASSE 5-9		CONSENT TO TRANSFER FROM EICHHORN + HAUSMANN GMBH
2162	DATAWORKS CORPORATION	5910 PACIFIC CENTER BLVD.; SUITE 300	SAN DIEGO, CA 92121	MAN-FACT II USER CUSTOMER AGREEMENT
1812	DPIX, LLC	3406 HILLVIEW AVENUE	PALO ALTO, CA 94304	LICENSE OF TECHNOLOGY AGREEMENT
1203	EICHHORN + HAUSMANN	BENZSTR. 5-9	KARLSRUHE, 76185	CONSENT TO TRANSFER
1202	EICHHORN + HAUSMANN	BENZSTR. 5-9	KARLSRUHE, 76185	FIRST AMENDMENT TO SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT

7

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
1201	EICHHORN + HAUSMANN	BENZSTR. 5-9	KARLSRUHE, 76185	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2005	ELECTRO SCIENTIFIC INDUSTRIES, INC.	13900 SCIENCE PARK DR.	PORTLAND, OR 97229	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0554	ENTEGRIS, INC.	3500 LYMAN BOULEVARD	CHASKA, MN 55318	PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT
0551	ENTEGRIS, INC.	3500 LYMAN BOULEVARD	CHASKA, MN 55138	AMENDMENT TO PATENT ASSIGNMENT AND CROSS-LICENSE AND TRADEMARK LICENSE AGREEMENT
1152	EPICOR SOFTWARE CORPORATION	195 TECHNOLOGY DRIVE	IRVINE, CA 92618	USER CUSTOMER AGREEMENT AND COMPREHENSIVE SUPPORT PROGRAM AGREEMENT
2789	ETEC SYSTEMS, INC.	3050 BOWERS AVENUE; P.O. BOX 58039	SANTA CLARA, CA 95054	LETTER AGREEMENT REGARDING USE OF ASYST INFORMATION
3079	EUNIVERSITY	198 S. MURPHY AVENUE	SUNNYVALE, CA 94086	AGREEMENT AS TO SPECIAL ACCESS TO SENSITIVE ASYST INFORMATION
3028	EV GROUP E THALLNER GMBH	D1 ERICH THALLNER STREET 1	ST. FLORIAN/INN, 4782	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0836	EVATEC AG	LOCHRIET	FLUMS, CH-8890	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1058	FEI COMPANY	5350 NE DAWSON CREEK DRIVE	HILLSBORO, OR 97124	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3682	FICO BV	RATIO 6 6921 RW DUIVEN; P.O.BOX 242,6920 AE DUIVEN		OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT

8

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
3686	FICO BV	RATIO 6 6921 RW DUIVEN; P.O.BOX 242,6920 AE DUIVEN		SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3683	FICO BV	RATIO 6 6921 RW DUIVEN; P.O.BOX 242,6920 AE DUIVEN		OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3687	FICO SINGULATION B.V.	RATIO 6 6921 RW DUIVEN; P.O.BOX 242,6920 AE DUIVEN		SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3684	FICO TECHNICS BV	RATIO 6 6921 RW DUIVEN; P.O.BOX 242,6920 AE DUIVEN		OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3685	FICO TECHNICS BV	RATIO 6 6921 RW DUIVEN; P.O.BOX 242,6920 AE DUIVEN		OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1282	FLUENT INCORPORATED	10 CAVENDISH COURT	LEBANON, NH 03766	SOFTWARE LICENSE AGREEMENT
0553	FLUOROWARE, INC.	102 JONATHAN BOULEVARD NORTH	CHASKA, MN 55318	TERM SHEET FOR AUTO-KINEMATIC CASSETTE LICENSE AGREEMENT
0552	FLUOROWARE, INC.	102 JONATHAN BOULEVARD NORTH	CHASKA, MN 55318	AUTO-KINEMATIC CASSETTE TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT
2938	FOXSEMICON INTEGRATED TECHNOLOGY, INC.	NO. 500, WEN-JI ROAD; SONGJIANG INDUSTRIAL PARK	SHANGHAI, PUDONG 201616	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1011	GELECTRONICS	3, TEFUTSOT ISRAEL STREET	GIVATAYIM, 53583	AMENDMENT TO MANUFACTURING AND LICENSE AGREEMENT
1006	G-ELECTRONICS	3, TEFUTSOT ISRAEL STREET; INDUSTRIAL CENTER	GIVATAYIM, 53583	MANUFACTURING AND LICENSE AGREEMENT
1007	G-ELECTRONICS	3, TEFUTSOT ISRAEL STREET; INDUSTRIAL CENTER	GIVATAYIM, 53583	AMENDMENT NUMBER 1

9

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
4019	G-ELECTRONICS LTD.	NOT PROVIDED		AMENDMENT TO MANUFACTURING AND LICENSE AGREEMENT
3118	GENUS, INC.	1139 KARLSTAD DRIVE	SUNNYVALE, CA 94089	NOTICE RE TERMINATION OF SOFTWARE EVALUATION AGREEMENT
3117	GENUS, INC.	1139 KARLSTAD DRIVE	SUNNYVALE, CA 94089	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2020	GROHMANN ENGINEERING GMBH	RUDOLF-DIESEL-STRASSE 14	PRUEM-DAUSFELD, D-54595	OEM DEVELOPMENT SOFTWARE SITE LICENSE AGREEMENT
4025	GROTTO	NOT PROVIDED
3679	HAMATECH APE GMBH & CO. KG	NOT PROVIDED		AMENDMENT 1 TO LICENSE AGREEMENT
3141	HCL TECHNOLOGIES AMERICA INC.	330 POTRERO AVE	SUNNYVALE, CA 94985	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0835	HELLER INDUSTRIES, INC.	4 VREELAND ROAD	FLORHAM PARK, NJ 07932	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3163	HERMES MICROVISION	4F, 18 CREATION ROAD 1; HSINCHU SCIENCE PARK	HSINCHU 300	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3164	HERMES MICROVISION	4F, 18 CREATION ROAD 1; HSINCHU SCIENCE PARK, HSINCHU 300	HSINCHU,	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1830	HEWLETT-PACKARD COMPANY	3000 HANOVER STREET	PALO ALTO, CA 94304	SMIF SYSTEM LICENSE AGREEMENT
3157	HEWLETT-PACKARD TAIWAN LTD.	HSIN YI RD, HSIN YI DISTRICT; CATHAY HSIN YI TRADING CENTER	TAIPEI, 110	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT

10

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
0109	HIGH VOLTAGE ENGINEERING EUROPA B.V.	EUROPA BV; AMSTERDAMSEWEG 63	AMERSFOORT,UTRECHT, 3812 RR	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2617	HITACHI GLOBAL STORAGE TECHNOLOGIES, INC.	5600 COTTLE ROAD	SAN JOSE, CA 95193	SOFTWARE LOAN AGREEMENT
2604	HITACHI GLOBAL TECHNOLOGIES	5600 COTTLE ROAD	SAN JOSE, CA 95139	MASTER SOFTWARE LICENSE AGREEMENT
2603	HITACHI LTD.	5600 COTTLE ROAD	SAN JOSE, CA 95139	COPYRIGHT TEXT REPRINT PERMISSION AGREEMENT
3689	HMREINRAUM-TECHNIK GMBH	NOT PROVIDED		OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0756	HSEB DRESDEN GMBH	MANFRED-VON-ARDENNO-RING-4	DRESDEN, 01099	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3122	HYPERION SOLUTIONS CORPORATION	1344 CROSSMAN AVENUE	SUNNYVALE, CA 94089	SOFTWARE LICENSE AGREEMENT
0724	IBIS TECHNOLOGY CORPORATION	32 CHERRY HILL DR.	DANVERS, MA 01923	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0127	IBM	1 NEW ORCHARD ROAD	ARMONK, NY 10504-1722	SOFTWARE LICENSE & DISTRIBUTION AGREEMENT
0126	IBM CORPORATION	1 NEW ORCHARD ROAD	ARMONK, NY 10504-1722	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1866	IBM DE MEXICO COMERCIALIZACION Y SERVICIOS, S.A. DE C.V.	ALFONSO NAOLES GANDARA 3111; COL. PARQUE CORPORATIVO DE	PENA BLANCA, DF 1210	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2140	ICIS, INC.	4001 S. 700 E., #230	SALT LAKE CITY, UT 84107	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT

11

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
4024	ICMS D.B.A. SUNGARD TREASURY SYSTEMS	23586 CALABASAS ROAD	CALABASAS, CA 91302	SOFTWARE LICENSING AND SERVICES AGREEMENT
0337	ILS TECHNOLOGY	5300 BROKEN SOUND BLVD.; SUITE 150	BOCA RATON, FL 33487	AGREEMENT AND STATEMENT OF WORK
3700	INTEL CORPORATION	NOT PROVIDED		AMENDMENT NO. 10
3697	INTEL CORPORATION	NOT PROVIDED		CORRESPONDENCE CONFIRMING THERE IS NO AMENDMENT NO. 5
3691	INTEL CORPORATION	NOT PROVIDED		AMENDMENT NO. 1 TO INTEL CORPORATE PURCHASE AGREEMENT (# C: 53000)
3693	INTEL CORPORATION	NOT PROVIDED		AMENDMENT NO. 3
3695	INTEL CORPORATION	NOT PROVIDED		AMENDMENT NO. 4
3692	INTEL CORPORATION	NOT PROVIDED		AMENDMENT NO. 2 TO SOFTWARE LICENSE AGREEMENT (# C: 53000)
3698	INTEL CORPORATION	NOT PROVIDED		AMENDMENT NO. 8
3694	INTEL CORPORATION	NOT PROVIDED		AMENDMENT NO. 6
0508	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3701	INTEL CORPORATION	NOT PROVIDED		PASS THROUGH PRICING AGMT
3696	INTEL CORPORATION	NOT PROVIDED		AMENDMENT NO. 7
3699	INTEL CORPORATION	NOT PROVIDED		AMENDMENT NO. 9

12

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
1589	INTERCON TECHNOLOGY, INC.	18255 SUTTER BLVD.	MORGAN HILL, CA 95037	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0124	INTERNATIONAL BUSINESS MACHINES	1 NEW ORCHARD ROAD	ARMONK, NY 10504	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1880	ION BEAM SERVICES	ZI PEYNIER-ROUSSET; RUE GASTON IMBERT PROLONGEE	PEYNIER, 13790	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3198	I-TEC SYSTEMS INC.	8F-1, NO 1071, CHUNG-CHENG RD.	TAOYUAN CITY 330	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1168	JENAWAVE GMBH	ATTN: ACCOUNTS PAYABLE; KONRAD-ZUSE- ST.5	JENA, D-07745	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0595	KEITHLEY INSTRUMENTS, INC.	ATTN:ACCTS PAYABLE; 28775 AURORA ROAD	CLEVELAND, OH 44139-1891	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0596	KEITHLEY INSTRUMENTS, INC.	ATTN:ACCTS PAYABLE; 28775 AURORA ROAD	CLEVELAND, OH 44139-1891	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3158	KENMEC MECHANICAL ENGINEERING CO. LTD.	5F, NO. 97, SEC. 2, NAM KANG RD.	TAIPEI, 115	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1873	KINESYS SOFTWARE	6 C STREET	PETALUMA, CA 94952	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1560	KLA-TENCOR CORPORATION	1 TECHNOLOGY DRIVE	MIPITAS, CA 95035	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1561	KLA-TENCOR CORPORATION	1 TECHNOLOGY DRIVE	MIPITAS, CA 95035	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1559	KLA-TENCOR CORPORATION	1 TECHNOLOGY DRIVE	MIPITAS, CA 95035	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT

13

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
1515	KLA-TENCOR CORPORATION	1 TECHNOLOGY DRIVE	MILPITAS, CA 95035	ENTERPRISE LICENSE AGREEMENT
1558	KLA-TENCOR CORPORATION	1 TECHNOLOGY DRIVE	MIPITAS, CA 95035	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3320	KLA-TENCOR-ADE DIVISION	3470 EAST UNIVERSAL WAY	TUCSON, AZ 85706	CONSENT TO TRANSFER
0277	KULICKE & SOFFA INDUSTRIES INC.	ANDHAUSERSTRASSE 52	BERG, TG CH-8572	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0481	KVD COMPANY, INC.	2465 IMPALA DRIVE	CARLSBAD, CA 92010	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1795	L & K ENGINEERING CO., LTD.	NO. 33 FANG DA STREET; SUZHOU INDUSTRIAL PARK	SUZHOU, 215126	PROPRIETARY INFORMATION LICENSE AGREEMENT
3376	LEICA MICROSYSTEMS AG	ERNST-LEITZ-STRASSE 17-37	WEIZLAR, D-35578	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0003	LINTEC SINGAPORE PTE LTD.	20 BENDEMMER ROAD; #02-01 CYBERHUB	SINGAPORE, 339914	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1119	LITE-ON SEMICONDUCTOR	NO7; INDUSTRY E. RD. VII SBIP	HSINCHU, 30077	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0619	LONGVIEW OF AMERICA INC.	EIGHT TOWER BRIDGE; 161 WASHINGTON STREET	CONSHOHOCKEN, PA 19428	SOFTWARE LICENSE AND MAINTENANCE AGREEMENT
0620	LONGVIEW OF AMERICA INC.	EIGHT TOWER BRIDGE; 161 WASHINGTON STREET	CONSHOHOCKEN, PA 19428	CHANGE REQUEST FORM
1768	LTX CORPORATION	825 UNIVERSITY AVENUE	NORWOOD, MA 02062	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT AND RUN-TIME LICENSE

14

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
1769	LTX CORPORATION	825 UNIVERSITY AVENUE	NORWOOD, MA 02062	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3319	LUCENT TECHNOLOGIES INC.	MICROELECTRONICA, S.A.; P.I. TRES CANTOS OESTE	TRES CANTOS, 28760	MASTER LICENSE AGREEMENT
0471	MACHINE VISION PRODUCTS	5940 DARWIN COURT	CARLSBAD, CA 92008	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2085	MATRIX INTEGRATED SYSTEMS, INC.	4050 LAKESIDE DR.	RICHMOND, CA 94806	OEM DEVELOPMENT SOFTWARE SITE LICENSE AGREEMENT
2086	MATRIX INTEGRATED SYSTEMS, INC.	4050 LAKESIDE DR.	RICHMOND, CA 94806	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2087	MATRIX INTEGRATED SYSTEMS, INC. /AXCELIS TECHNOLOGIES, INC.	4050 LAKESIDE DR.	RICHMOND, CA 94806	CONSENT TO TRANSFER
0864	MATTSON TECHNOLOGY, INC.	47131 BAYSIDE PARKWAY	FREMONT, CA 94538	SOFTWARE LICENSE AGREEMENT
0772	MECO	MARCONILAAN 2	DRUNEN, DR 5151	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0771	MECO EQUIPMENT ENGINEERS B.V.	MARCONILAAN 2	DRUNEN, DR 5151	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0770	MECO EQUIPMENT ENGINEERS B.V.	MARCONILAAN 2	DRUNEN, DR 5151	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0769	MECO EQUIPMENT ENGINEERS B.V.	MARCONILAAN 2	DRUNEN, DR 5151	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2390	MEIVAC INC.	6292 SAN IGNACIO AVE.	SAN JOSE, CA 95119	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT

15

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
0999	METRON TECHNOLOGY N.V.	2120 WEST GUADALUPE RD	GILBERT, AZ 85233	LETTER RE:TERMINATION OF AGREEMENT
0998	METRON TECHNOLOGY N.V.	2120 WEST GUADALUPE RD	GILBERT, AZ 85233	TERMINATION AGREEMENT
0997	METRON TECHNOLOGY N.V.	2120 WEST GUADALUPE RD	GILBERT, AZ 85233	PRODUCT LICENSE AND OPTION AGREEMENT
2031	MICROMULTIMEDIA PTY LIMITED	1 CROWN RD.	QUEENSCLIFF, NSW	Q-SKILLS CORPORATE SOFTWARE LICENSE AGREEMENT
2032	MICROMULTIMEDIA PTY LIMITED	1 CROWN RD.	QUEENSCLIFF, NSW	Q-SKILLS SOFTWARE SUPPORT AGREEMENT
0343	MICRON SEMICONDUCTOR ASIA PTE. LTD.	ATTN:ACCTS PAYABLE; 2805 EAST COLUMBIA ROAD	BOISE, ID 83706	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2078	MICROSOFT LICENSING, GP	DEPT. 551, VOLUME LICENSING; 6100 NEIL ROAD, SUITE 210	RENO, NV 89511-1137	MICROSOFT ENTERPRISE ENROLLMENT (DIRECT) BUSINESS AGREEMENT #U8203468, ENROLLMENT# 2704635
1117	MIRLE AUTOMATION CORPORATION	NO. 3 YIEN FA 2 ROAD, RANDD; SCIENCE- BASED INDUSTRIAL PARK	HSINCHU,	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
4023	MITCHELL COX	NOT PROVIDED		OEM
3230	MOTOROLA CHINA ELECTRONICS LTD.	ATTN: ACCOUNTS PAYABLE ATC-03; 10 4TH AV,TEDA	TIANJIN, 300457	SOFTWARE LICENSE AGREEMENT
1887	MOTOROLA, INC.	3102 N. 56TH STREET	PHOENIX, AZ 85018	HOST DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1543	MPS CORPORATION	5910 RICE CK. PARKWAY SUITE #300	MINNEAPOLIS, MN 55126	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT

16

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
2076	MSLI, GP	6100 NEIL ROAD	RENO, NV 89511-1137	MICROSOFT SELECT AGREEMENT (BUSINESS AGREEMENT # U8203468)
2077	MSLI, GP	6100 NEIL ROAD	RENO, NV 89511-1137	MICROSOFT SELECT ENROLLMENT
2073	MSLI, GP	6100 NEIL ROAD	RENO, NV 89511-1137	MICROSOFT BUSINESS AGREEMENT (BUSINESS AGREEMENT # U8203468)
2074	MSLI, GP	6100 NEIL ROAD	RENO, NV 89511-1137	MICROSOFT SELECT AGREEMENT
2075	MSLI, GP	6100 NEIL ROAD	RENO, NV 89511-1137	MICROSOFT SELECT ENROLLMENT
1544	MSP CORPORATION	5910 RICE CK. PARKWAY SUITE #300	MINNEAPOLIS, MN 55126	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0538	MURATA MACHINERY USA, INC.	2120 QUEEN CITY DRIVE	CHARLOTTE, NC 28208	CONSENT TO TRANSFER (FROM ICIS, INC. TO MURATA MACHINERY USA, INC.
2801	N&K TECHNOLOGY, INC.	4051 BURTON DR.	SANTA CLARA, CA 95054	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1478	NANOMETRICS INC.	1550 BUCKEYE DRIVE	MILPITAS, CA 95035	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1479	NANOMETRICS, INC.	1550 BUCKEYE DRIVE	MILPITAS, CA 95035	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1554	NCC GROUP	5572 SMETANA DRIVE	MINNETONKA, MN 55343	CORRESPONDENCE RE: DEPOSIT
2066	NEGEVTECH	12 HAMADA STREET	REHOVOT, 76703	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2065	NEGEVTECH LTD.	12 HAMADA STREET	REHOVOT, 76703	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT

17

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
2067	NEGEVTECH LTD.	12 HAMADA STREET	REHOVOT, 76703	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0444	NEW VISION SYSTEMS MICROELECTRONICS MFG, INC.	350 MASSACHUSETTS AVENUE 3RD FLOOR; SUITE 350	CAMBRIDGE, MA 02139	CONSENT TO TRANSFER
1419	NIKON CORPORATION	1300 WALT WHITMAN ROAD	MELVILLE, NY 11747	COPYRIGHT TEXT REPRINT PERMISSION AGREEMENT
0013	NOVA MEASURING INSTRUMENTS, LTD.	P.O. BOX 266	REHOVOTH, 76100	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3408	NPTEST	FERNDOWN INDUSTRIAL ESTATE	WINBOURNE, BH21 7 DP	SOFTWARE MAINTENANCE AGREEMENT
2557	NPTEST	150BAYTECH DRIVE	SAN JOSE, CA 95134	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3410	NPTEST	FERNDOWN INDUSTRIAL ESTATE	WINBOURNE, BH21 7DP	IUD SOFTWARE LICENSE AGREEMENT
3409	NPTEST	FERNDOWN INDUSTRIAL ESTATE	WINBOURNE, BH21 7DP	IUD SOFTWARE LICENSE AGREEMENT
4026	NPTEST	NOT PROVIDED		ADDENDUM TO DEVELOPMENT SOFTWARE LICENSE AGREEMENT
4027	NPTEST	NOT PROVIDED		ADDENDUM TO SOFTWARE MAINTENANCE AGREEMENT
2558	NPTEST INC.	150BAYTECH DRIVE	SAN JOSE, CA 95134	AMENDMENT NO. 2 TO INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1029	NXP SEMICONDUCTOR GERMANY, GMBH	HAMBURG,SSC FANDA / DE61; PO BOX 540240	HAMBURG, D-22502	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT

18

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
2080	OBJECTIVE SOLUTIONS, INC.	2929 N. CENTRAL EXPRESSWAY; SUITE 100	RICHARDSON, TX 75080	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2784	OKAMOTO CORPORATION	3060 SCOTT BLVD	SANTA CLARA, CA 95054	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2493	OLYMPUS INTEGRATED TECHNOLOGIES AMERICA	180 BAYTECH DRIVE	SAN JOSE, CA 95131	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2555	OLYMPUS INTEGRATED TECHNOLOGIES AMERICA, INC.	180 BAYTECH DR.	SAN JOSE, CA 95134	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3362	OPENPAGES, INC.	201 JONES ROAD	WALTHAM, MA 02451	SUPPORTING SCHEDULE B
3361	OPENPAGES, INC.	201 JONES ROAD	WALTHAM, MA 02451	MASTER AGREEMENT NO. 2005-0091
0368	ORACLE CORPORATION	400 CROSSING BLVD	BRIDGEWATER, NJ 08807-2863	AMENDMENT ONE
0365	ORACLE CORPORATION	400 CROSSING BLVD	BRIDGEWATER, NJ 08807-2863	AMENDMENT ONE
2063	ORACLE CORPORATION	500 ORACLE PARKWAY	REDWOOD SHORES, CA 94065	ORACLE LICENSE AND SERVICES AGREEMENT
0367	ORACLE CORPORATION	400 CROSSING BLVD	BRIDGEWATER, NJ 08807-2863	SOFTWARE LICENSE AND SERVICES AGREEMENT
0366	ORACLE CORPORATION	400 CROSSING BLVD	BRIDGEWATER, NJ 08807-2863	EMBEDDED SOFTWARE LICENSE DISTRIBUTION AGREEMENT
0933	ORAXION CORPORATION	ATTN : ACCOUNTS PAYABLE; 3077 SKYWAY COURT	FREMONT, CA 94539	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0935	ORAXION CORPORATION	ATTN : ACCOUNTS PAYABLE; 3077 SKYWAY COURT	FREMONT, CA 94539	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT

19

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
0863	OWENS DESIGN, INC.	47427 FREMONT BLVD.	FREMONT, CA 94538	PRODUCT INFORMATION LICENSE AGREEMENT
0904	OWENS DESIGN, INC.	47427 FREMONT BLVD.	FREMONT, CA 94538	PRODUCT INFORMATION LICENSE AGREEMENT
0617	OXFORD INSTRUMENTS PLASMA TECHNOLOGY	ATTN: ACCOUNTS PAYABLE, GARY DITMER; 130A BAKER AVENUE EXTENSION	CONCORD, MA 01742	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1682	PAC TECH GMBH	AM SCHLANGENHORST 15-17	NAUEN, 14641	ADDENDUM TO SOFTWARE MAINTENANCE AGREEMENT
1681	PAC TECH GMBH	AM SCHLANGENHORST 15-17	NAUEN, 14641	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1683	PAC TECH GMBH	AM SCHLANGENHORST 15-17	NAUEN, 14641	ADDENDUM TO OEM DEVELOPMENT LICENSE AGREEMENT
1684	PAC TECH GMBH	AM SCHLANGENHORST 15-17	NAUEN, 14641	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1692	PARAMETRIC TECHNOLOGY CORPORATION	140 KENDRICK STREET	NEEDHAM, MA 02494	PTC CUSTOMER AGREEMENT FOR PTC PRODUCTS
3360	PARAMETRIC TECHNOLOGY CORPORATION	128 TECHNOLOGY DRIVE	WALTHAM, MA 02154	AGREEMENT FOR PTC LICENSED PRODUCTS
0091	PBS GROUP, LLC	517 CARLTON WAY	ALAMO, CA 94507	NON-DISCLOSURE AGREEMENT
1886	PEAK TECHNOLOGIES, INC.	P.O. BOX 8500	PHILADELPHIA, PA 19178	NON-DISCLOSURE AGREEMENT
1237	PEER GROUP	72 VICTORIA STREET S., SUITE 400	KITCHENER, ON N2G 4YG	SOFTWARE LICENSE AGREEMENT PEER TOOL ORCHESTRATOR (PTO)

20

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
1676	PHILIPS AMS	12 MICHIGAN DRIVE	NATICK, MA 01760	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3078	PHILIPS SEMICONDUCTEURS (CAEN)	811 EAST ARQUES AVE M27; ATTN TINAH WHITNEY	SUNNYVALE, CA 94086	SOFTWARE LICENSE AGREEMENT
0339	PHILIPS SEMICONDUCTORS GMBH	ATTN:ACCTS PAYABLE; POSTFACH 1460	BOEBLINGEN, D-71004	ADDENDUM TO SOFTWARE MAINTENANCE AGREEMENT
0340	PHILIPS SEMICONDUCTORS GMBH	ATTN:ACCTS PAYABLE; POSTFACH 1460	BOEBLINGEN, D-71004	ADDENDUM TO OEM DEVELOPMENT LICENSE AGREEMENT
0341	PHILIPS SEMICONDUCTORS GMBH	ATTN:ACCTS PAYABLE; POSTFACH 1460	BOEBLINGEN, D-71004	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2596	PHOTON DYNAMICS	5970 OPTICAL COURT; ATTN: ACCTS PAYABLE	SAN JOSE, CA 95138	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3378	PI WORLDWIDE	16 LAUREL AVE.	WELLESLEY HILLS, MA 02481	SOFTWARE LICENSE AGREEMENT
0316	PRI AUTOMATION, INC.	805 MIDDLESEX TURNPIKE	BILLERICA, MA 01821	SOFTWARE INTEGRATION AND DISTRIBUTION AGREEMENT
1960	PROBUSINESS, INC.	ACCOUNTS REC. 4125 HOPYARD RD	PLEASANTON, CA 94568	SERVICES AND SOFTWARE LICENSE AGREEMENT
0130	QCEPT TECHNOLOGIES, INC.	75 FIFTH ST. NW; SUITE 740	ATLANTA, GA 30308-1030	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0932	READ-RITE CORPORATION	ATTN:ACCTS PAYABLE; 44100 OSGOOD ROAD	FREMONT, CA 94539	SOFTWARE LICENSE AGREEMENT
1387	ROBERT BOSCH GMBH	ATTN: ACCOUNT PAYABLE; ABT. AE/FIN1,POSTFACH 16 10	MAGDEBURG, D-39006	CONSENT TO TRANSFER FROM USDATA CORPORATION

21

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
0831	RUDOLPH TECHNOLOGIES, INC.	ONE RUDOLPH ROAD	FLANDERS, NJ 07836	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1051	SAGE SOFTWARE	2325 DULLES CORNER BLVD.; SUITE 800	HERNDON, VA 20171	SUPPORT PROPOSAL
2039	SAMSUNG ELECTRONICS CO., LTD.	ATTN: ACCOUNTS PAYABLE; 18600 BROADWICK STREET	RANCHO DOMINGUEZ, CA 90020	ELECTRONIC DRAWING AND GERBER FILE LICENSE AGREEMENT
2038	SAMSUNG SDI	ATTN: ACCOUNTS PAYABLE; 18600 BROADWICK STREET	RANCHO DOMINGUEZ, CA 90020	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1314	SEAGATE TECHNOLOGY IRELAND	1 DISC DRIVE SPRINGTOWN; INDUSTIAL ESTATE	LONDONDERRY, GB BT48 OBF	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3334	SEH AMERICA	4111 N.E. 112TH AVENUE	VANCOUVER, WA 98682	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0824	SEMICONDUCTOR TECHNOLOGIES & INSTRUMENTS PTE. LTD.	ACCTS PAYABLE:; 4773 PACIFIC AVENUE	EUGENE, OR 97402	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3340	SEZ AG	DRAUBODENWEG 29	VILLACH, A-9500	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3341	SEZ AG	DRAUBODENWEG 29	VILLACH, A-9500	ADDENDUM TO DEVELOPMENT SOFTWARE LICENSE
1498	SHERPA SYSTEMS CORPORATION DBA SHERPA CORPORATION	1325 MCCANLESS DR.	MILPITAS, CA 95035	AGREEMENT FOR LICENSE OF SOFTWARE PRODUCTS
3258	SHINKO ELECTRIC CO., LTD.	12-2, 3-CHOME; NIHONBASHI, CHUO-KU	TOKYO, 103	TECHNOLOGY LICENSE AGREEMENT
2669	SIEBEL SYSTEMS, INC.	2207 BRIDGEPOINTE PARKWAY	SAN MATEO, CA 94404	END USER LICENSE AND SERVICE AGREEMENT

22

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
2561	SILICON GENESIS	61 DAGGETT DRIVE	SAN JOSE, CA 95134	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2556	SILICON GENESIS CORPORATION	61 DAGGETT DRIVE	SAN JOSE, CA 95134	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3149	SILICONWARE PRECISION INDUSTRIES CO., LTD.	NO. 123, SEC. 3, DA FONG RD.	TANTZU, TAICHUNG	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1179	SINGULUS NANO DEPOSITION TECHNOLOGIES GMBH	HANAUER LANDSTRASSE 103	KAHL AM MAIN, 63796	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1915	SOLID STATE MEASURMENTS, INC.	ATTN:ACCTS PAYABLE; 110 TECHNOLOGY DRIVE	PITTSBURGH, PA 15275	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1177	SONY SEMICONDUCTOR KYUSHU CORPORATION	KAGOSHIMA TEC.5-1 KOKUBU NOGUCHIKITA; KIRISHIMA-SHI	KAGOSHIMA, 899-4393	SOFTWARE LICENSE AGREEMENT
4021	SOURCE HARBOR	NOT PROVIDED		ESCROW DEPOSIT DESCRIPTION
3114	SPANSION LLC	915 DEGUIGNE DRIVE	SUNNYVALE, CA 94088	SOFTWARE LICENSE AGREEMENT
0178	SPANSION, LLC	5204 EAST BENWHITE BLVD. MS-612	AUSTIN, TX 78741	ACCEPTANCE LETTERS
3346	SPEA S.P.A.	VIA TORINO 16	VOLPIANO, 10088	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0847	SPEEDLINE TECHNOLOGIES	16 FORGE PARK	FRANKLIN, MA 02038	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0007	ST ASSEMBLY TEST SERVICES LTD.	10 ANG MO KIO STREET 65; TECHPOINT #05-17/20	SINGAPORE, 569059	HOST DEVELOPMENT SOFTWARE LICENSE AGREEMENT

23

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
0485	ST MICROELECTRONICS NV	ATTN:ACCTS PAYABLE; 1310 ELECTRONICS DRIVE	CARROLLTON, TX 75006	MEMO OF UNDERSTANDING
1859	STATS CHIPPAC (THAILAND) LIMITED	101/32-33 NAVANAKORN IND. ESTATE KM46; PAHOLYOTHIN ROAD, KLONG 1 KLONGLUANG	PATHUMTHANI, 12120	SOFTWARE LICENSE AGREEMENT
1261	STATS CHIPPAC KOREA	SAN 136-1 AMI-RI,BUBAL-EUB; ICHON-SI	KYUNGGI-DO, 467-860	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1262	STATS CHIPPAC KOREA	SAN 136-1 AMI-RI,BUBAL-EUB; ICHON-SI	KYUNGGI-DO, 467-860	SOFTWARE LICENSE AGREEMENT
2939	STATS CHIPPAC SHANGHAI	188 HUAXU ROAD; XUJING TOWN QING PU	SHANGHAI, PUDONG 201702	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0221	STEAG HAMA TECH AG	ATTN: ACCOUNTS PAYABLE; 1826 B KRAMER LANE 7	AUSTIN, TX 78758	ADDENDUM TO LICENSE AGREEMENT
3680	STEAG HAMA TECH AG	NOT PROVIDED; CONTRACT NOT FOUND		INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3046	STEAG HAMA TECH AG	FERDINAND-VON-STEINBEISS-RING 10	STERNENFELS, D-75447	SOFTWARE MAINTANANCE AGREEMENT
0220	STEAG HAMA TECH AG	ATTN: ACCOUNTS PAYABLE; 1826 B KRAMER LANE 7	AUSTIN, TX 78758	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0222	STEAG HAMA TECH AG	ATTN: ACCOUNTS PAYABLE; 1826 B KRAMER LANE 7	AUSTIN, TX 78758	ADDENDUM TO MAINTENANCE AGREEMENT
0981	STMICROELECTRONICS NV	39, CHEMIN DU CHAMPS-DES FILLES; 1228 PLAN LES OUATES	GENEVA,	SOFTWARE LICENSE AGREEMENT
0982	STMICROELECTRONICS NV	39, CHEMIN DU CHAMPS-DES FILLES; 1228 PLAN LES OUATES	GENEVA,	CONSENT TO TRANSFER SOFTWARE SITE LICENSE

24

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
0983	STMICROELECTRONICS SRL.	39, CHEMIN DU CHAMPS-DES FILLES; 1228 PLAN LES OUATES	GENEVA,	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0773	STRAATUM PROCESSWARE LTD.	UNIT 3,HOWTH JUNCTION BUSINESS; PARK,KILBARRACK	DUBLIN 5,	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1116	SYNERGY	5F-1, NO.26, TAI YUEN ST.; TAI YUEN HI-TECH INDUSTRIAL PK	HSINCHU,	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0760	SYSTEMA GMBH	MANFRED-VON-ARDENNE RING 6	DRESDEN, 81099	VALUE-ADDED RESELLER AGREEMENT
1113	TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED	121, PARK AVE; 3 HSIN CHU SCIENCE PARK	HSIN CHU 30077	SOFTWARE LICENSE AGREEMENT
1112	TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED	121, PARK AVE; 3 HSIN CHU SCIENCE PARK	HSIN CHU 30077	SOFTWARE LICENSE AGREEMENT
1085	TAXSTREAM, LLC	95 RIVER STREET	HOBOKEN, NJ 07030	END-USER LICENSE AGREEMENT
2917	TECHNOLOGY RESOURCES GROUP TR GROUP TRG	ATTN: ACCOUNT PAYBLE, GWEN HSIEH; 16F-3 N.295 KUANG FU RD	SEC. 2 HSINCHU, 30017	VALUE ADDED RESELLER AGREEMENT
0028	TEC-SEM AG	LOHSTAMPFESTR. 11	8472 TAGERWILEN,	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1876	TEGAL CORPORATION	2201 S. MCDOWELL BLVD.	PETALUMA, CA 94954	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1877	TEGAL CORPORATION	2201 S. MCDOWELL BLVD.	PETALUMA, CA 94954	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
0019	TERADYNE, INC.	600 RIVERPARK DRIVE,700-2-2; NORTH READING	NORTH READING, MA 01864	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT

25

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
0020	TERADYNE, INC.	600 RIVERPARK DRIVE,700-2-2; NORTH READING	NORTH READING, MA 01864	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1251	THE PEER GROUP	72 VICTORIA STREET SOUTH; SUITE 400	KITCHENER, ON N2G4Y9	VALUE ADDED RESELLER AGREEMENT
1379	THERMO NICOLET CORPORATION	5225-1 VERONA ROAD	MADISON, WI 53711	COPYRIGHT TEXT REPRINT AGREEMENT
3030	TIMBRE TECHNOLOGIES, INC.	ATTN: ACCTS PAYABLE (DATASERV); P.O.BOX 270478	ST. LOUIS, MO 63127-0478	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2945	TOKYO ELECTRON LIMITED	P.O. BOX 7006, SHINJUKU MONOLITH; 2-3-1 NISHI-SHINJUKU	SHINJUKU-KU, 163-09 TOKYO	MANUFACTURING LICENSE AGREEMENT
3690	TOKYO MICRO TECHNOLOGIES CO., LTD.	NOT PROVIDED		CONSENT TO TRANSFER AGREEMENT, WHEREBY GW ASSOCIATES CONSENTS TO THE TRANSFER OF THE SOFTWARE LICENSE AGREEMENT, DATED APRIL 1, 1999, BETWEEN GW ASSOCIATES AND TOKYO SEIMITSU CO. (ISRAEL) LTD., TO TOKYO MICRO TECHNOLOGIES.
1534	TOSHIBA CORPORATION	1-1,SHIBAURA 1-CHOME,	MINATO-KU,TOKYO 105-01,	SOFTWARE LICENSE AGREEMENT
4020	TOSHIBA CORPORATION	1-1, SHIBAURA 1-CHOME; MINATO-KU	TOKYO, 100-0006
3249	TOSHIBA MACHINE CO., LTD.	1-1, SHIBAURA 1-CHOME; MINATO-KU	TOKYO, 100-0006	TECHNOLOGY LICENSE
1531	TOSHIBA MECHATRONICS CO., LTD.	ATTN:ACCTS PAYABLE; 1-1,SHIBAURA 1-CHOME,	MINATO-KU,TOKYO 105-01,	SOFTWARE LICENSE AGREEMENT SUPPLEMENTING THE AGREEMENT DATED MARCH 12, 1997
2785	TRIKON TECHNOLOGIES LTD.	3350 SCOTT BLVD.; BLDG. # 8	SANTA CLARA, CA 95054	CONSENT TO TRANSFER FROM ELECTROTECH LTD.

26

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
1467	ULVAC TECHNOLOGIES, INC.	401 GRIFFIN BROOK DRIVE	METHUEN, MA 01844	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
1468	ULVAC TECHNOLOGIES, INC.	401 GRIFFIN BROOK DRIVE	METHUEN, MA 01844	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
3039	UNAXIS BALZERS LIMTED	10050 16TH STREET NORTH	ST. PETERSBURG, FL 33716	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0026	UNICOM SYSTEM ENG. CORP.	WU-KU INDUSTRIAL DIST.; WU-KU HSIANG TAPEI COUNTY’	248,	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0621	UNIPOWER CORPORATION	3900 CORAL RIDGE DRIVE	CORAL SPRINGS, FL 33065	COPYRIGHT TEXT REPRINT AGREEMENT
0016	UNITED MICROELECTRONICS CORPORATION	NO 3, LI-HSIN RD 11; HSINCHU SCIENCE PARK	HSINCHU 30078	LICENSE AGREEMENT
4011	UNITED MICROELECTRONICS CORPORATION	NOT PROVIDED		AMENDMENT TO THE LICENSE AGREEMENT
0325	UNIVERSAL INSTRUMENTS CORPORATION	P O BOX 825	BINGHAMTON, NY 13902	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
2081	US DATA CORPORATION	2435 NORTH CENTRAL EXPRESSWAY	RICHARDSON, TX 75080-2759	LETTER RE NOTICE OF TRANSFER TO TECNOMATIX TECHNOLOGIES LTD.
1662	VECTOR ELECTRONICS & TECHNOLOGY, INC.	11115 VANOWEN STREET	N. HOLLYWOOD, CA 91605	COPYRIGHT TEXT REPRINT PERMISSION AGREEMENT
3008	VEECO COMPOUND SEMICONDUCTOR, INC.	394 ELIZABETH AVENUE	SOMERSET, NJ 94025	CONSENT TO TRANSFER AGREEMENT, WHEREBY GW ASSOCIATES CONSENTS TO THE TRANSFER OF THE SOFTWARE LICENSE AGREEMENT, DATED APRIL 23, 1999, BETWEEN GW ASSOCIATES AND EMCOR, TO VEECO COMPOUND SEMICONDUCTOR.

27

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
3009	VEECO COMPOUND SEMICONDUCTOR, INC.	394 ELIZABETH AVENUE	SOMERSET, NJ 94025	CONSENT TO TRANSFER TO FROM EMCORE
1919	VEECO INSTRUMENTS INC.	ATTN: ACCOUNTS PAYABLE; 1 TERMINAL DRIVE	PLAINVIEW, NY 11803	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
2695	VEECO METROLOGY, LLC	112 ROBIN HILL ROAD	SANTA BARBARA, CA 93117	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1170	VISTEC ELECTRON BEAM	GOSCHWITZER STRABE 25	JENA, D-07745	CONSENT TO TRANSFER
3681	VSEA (VARIAN THIN FILMS)	NOT PROVIDED		OEM DEVELOPMENT SOFTWARE SITE LICENSE AGREEMENT
1276	WESTERN DIGITAL (FREMONT), INC.	ATTN: ACCOUNT PAYABLE; PO BOX 5084	LAKE FOREST, CA 92630-7741	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT
1277	WESTERN DIGITAL (FREMONT), INC.	ATTN: ACCOUNT PAYABLE; PO BOX 5084	LAKE FOREST, CA 92630-7741	ADDENDUM A
0057	WIND RIVER SYSTEMS, INC.	500 WIND RIVER WAY	ALAMEDA, CA 94501	QUOTE
0058	WIND RIVER SYSTEMS, INC.	500 WIND RIVER WAY	ALAMEDA, CA 94501	LETTER RE: CHANGE TO MAINTENANCE AND SUPPORT
4010	WIND RIVER SYSTEMS, INC.	500 WIND RIVER WAY	ALAMEDA, CA 94501	ENTERPRISE LICENSE AGREEMENT
0056	WIND RIVER SYSTEMS, INC.	500 WIND RIVER WAY	ALAMEDA, CA 94501	ENTERPRISE LICENSE AGREEMENT
1971	WRIGHT WILLIAMS & KELLY, INC.	6200 STONERIDGE MALL ROAD; 3RD FLOOR	PLEASANTON, CA 94588	DATASET LICENSE AGREEMENT
0010	ZEN VOCE MANUFACTURING SYSTEM	BLK 5004, ANG MO KIO AVE. 5; #04-06, TECHPLACE II	SINGAPORE, 569872	SOFTWARE MAINTENANCE AGREEMENT

28

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-5
License Agreements

Contract ID	Name	Address	City, State & Zip	Description
0009	ZEN VOCE MANUFACTURING SYSTEM	BLK 5004, ANG MO KIO AVE 5; #04-06, TECHPLACE II	SINGAPORE, 569872	PROPOSAL LETTER ISSUED TO ZEN VOCE BY GW ASSOCIATES
0008	ZEN VOCE MANUFACTURING SYSTEM	BLK 5004, ANG MO KIO AVE 5; #04-06, TECHPLACE II	SINGAPORE, 569872	INTERNAL USE DEVELOPMENT SOFTWARE LICENSE AGREEMENT
0758	ZMD ANALOG MIXED SIGNAL SERVICES GMBH & CO.KG	GRENZSTRASSE 28	DRESDEN, 01109	SOFTWARE LICENSE AND DISTRIBUTION AGREEMENT

29

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
0712	2929 PARTNERS, LTD.	17950 PRESTON ROAD; SUITE 250	DALLAS, TX 75252	1ST AMENDMENT (RICHARDSON, TX LEASE)
0711	2929 PARTNERS, LTD.	17950 PRESTON ROAD; SUITE 250	DALLAS, TX 75252	2ND AMENDMENT (RICHARDSON, TX LEASE)
0710	2929 PARTNERS, LTD.	17950 PRESTON ROAD; SUITE 250	DALLAS, TX 75252	OFFICE LEASE AGREEMENT (SUITE 230, ATRIUM AT NORTHCREEK, RICHARDSON, TX
0258	ADVANCE REALTY GROUP	1430 U.S. HIGHWAY 206; SUITE 100	BEDMINSTER, NJ 07921	NOTICE OF CHANGE IN OWNERSHIP TO ADVANCE REALTY GROUP
0174	ADVANCED MICRO DEVICES, INC.	7171 SOUTHWEST PARKWAY	AUSTIN, TX 78735	ASSIGNMENT OF AGREEMENT(S)
1036	AETNA LIFE INSURANCE CO.	151 FARMINGTON AVE.	HARTFORD, CT 06156	241 E. JAVA DRIVE, SUNNYVALE, CA LEASE - HINE DESIGN. THIS LEASE IS EXPIRED
1037	AETNA LIFE INSURANCE CO.	151 FARMINGTON AVE.	HARTFORD, CT 06156	FIRST AMENDMENT TO LEAE TO EXTEND LEASE TO 2002 AND ADDITIONAL RENT, ETC.
2711	APPLIED MATERIALS, INC.	974 E. ARQUES AVENUE; M/S 81216	SANTA CLARA, CA 94086	CONSENT AND ACKNOWLEDGEMENT TO ASSIGN LEASE FROM METRON TO APPLIED
2712	APPLIED MATERIALS, INC.	974 E. ARQUES AVENUE; M/S 81216	SANTA CLARA, CA 94086	NOTICE OF CHANGE OF ADDRESS
2713	APPLIED MATERIALS, INC.	974 E. ARQUES AVENUE; M/S 81216	SANTA CLARA, CA 94086	AGREEMENT FOR TERMINATION OF SUBLEASE
3767	ARUNDEL HOUSE ESTATES LIMITED	NOT PROVIDED		OFFICE LEASE FOR SPACE IN THE UK. DEED OF LEASE FOR SPACE AT UNIT 12A MAEGLAS INDUSTRIAL ESTATE, NEWPORT, SOUTH WALES, NP9 2NN, UK
2956	ASCENDAS REAL ESTATE INVESTMENT TRUST	61 SCIENCE PARK ROAD; #04-01 THE GALEN SINGAPORE SCIENCE PARK II	SINGAPORE, 117525	LEASE (GENTING LANE, SINGAPORE)

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
0507	ASPECT SYSTEMS, INC.	375 E. ELLIOT RD.; #6	CHANDLER, AZ 85225	CONSENT TO TRANSFER
0535	BAILIWICK DATA SYSTEMS	1351 PARK ROAD	CHANHASSEN, MN 55317	SUBLEASE OF INDUSTRIAL LEASE
2427	CBR WOODVIEW I	1960 THE ALAMEDA, SUITE 20	SAN JOSE, CA 95126	LEASE FOR SPACE AT 465 WOODVIEW DRIVE, MORGAN HILL, CA 95037
2428	CBR WOODVIEW I	1960 THE ALAMEDA, SUITE 20	SAN JOSE, CA 95126	FIRST AMENDMENT TO LEASE
2429	CBR WOODVIEW I	1960 THE ALAMEDA, SUITE 20	SAN JOSE, CA 95126	SECOND AMENDMENT TO LEASE
2430	CBR WOODVIEW I	1960 THE ALAMEDA, SUITE 20	SAN JOSE, CA 95126	THIRD AMENDMENT TO LEASE
0846	CHANDLER GATEWAY PLAZA LLC	15607 E. SUNDOWN DRIVE	FOUNTAIN HILLS, AZ 85268	LEASE OF OFFICE CONDOMINIUM UNIT
1480	DEVCON CONSTRUCTION, INC.	690 GIBRALTAR DR.	MILPITAS, CA 95035	OWNER CHANGE ORDER
1481	DEVCON CONSTRUCTION, INC.	690 GIBRALTAR DR.	MILPITAS, CA 95035	OWNER CHANGE ORDER
1482	DEVCON CONSTRUCTION, INC.	690 GIBRALTAR DR.	MILPITAS, CA 95035	STANDARD AGREEMENT BETWEEN ASYST AND DEVCON FOR CONTRACTOR WORK (AIA DOCUMENT A-111 - 1997 AND ATTACHMENTS. AIA DOCUMENT A201-1997 AND ATTACHMENTS)
1483	DEVCON CONSTRUCTION, INC.	690 GIBRALTAR DR.	MILPITAS, CA 95035	APPLICATION FOR CERTIFICATE OF PAYMENT AND WAIVER AND RELEASE
3788	EMIF CALIFORNIA LIMITED PARTNERSHIP IX	NOT PROVIDED		LEASE FOR SPACE AT 650 SUFFOLK STREET, SUITE 150, 1ST FLOOR, LOWELL, MA.
0927	EXAR CORPORATION	48720 KATO ROAD	FREMONT, CA 94538	LEASE AGREEMENT

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
1890	EXODYNE PROPERTIES, INC.	8433 N. BLACK CANYON HWY.; SUITE #200	PHOENIX, AZ 85021	LETTER TO EXODYNE PROPERTY, INC., REGARDING 30-DAY VACANCY NOTICE TO VACATE PREMISE.
1889	EXODYNE PROPERTIES, INC.	8433 N. BLACK CANYON HWY.; SUITE #200	PHOENIX, AZ 85021	LEASE AGREEMENT FOR OFFICE SPACE AT SUITE 180, OFFICE #4, AT EXODYNE BUSINESS PARK, 8433 NORTH BLACK CANYON HIGHWAY, PHOENIX, AZ 85021.
0347	FORTUNE WAKEFIELD	600 ATLANTIC AVENUE; 22ND FLOOR	BOSTON, MA 02210	FIRST AMENDMENT TO LEASE
1426	FREESTONE PROPERTIES	4400 BOHANNON DR.; STE. 260	MENLO PARK, CA 94025	LETTER RE: UNSAFE PROPERTY CONDITION
1087	G. WILLIAM SHELTON AND KAREN E. SHELTON	761 CARPENTER DRIVE	HOLLISTER, CA 95023	INDUSTRIAL LEASE FOR SPACE ON FALLON ROAD.
2182	GENSLER	2 HARRISON STREET; SUITE 400	SAN FRANCISCO, CA 94105	CAD AGREEMENT, RELATING TO MCCARTHY PARK LEASE
1917	GLEN D. PAULS FAMILY LIMITED PARTNERSHIP AND TERI R. PAULS LIMITED PARTNERSHIP	BOX 426	PLACERVILLE, CO 81430	AGREEMENT OF LEASE FOR SAPCE AT 143 JONATHAN BLVD. NORTH, SUITE 100, CHASKA, MN.
1918	GLEN D. PAULS FAMILY LIMITED PARTNERSHIP AND TERI R. PAULS LIMITED PARTNERSHIP	BOX 426	PLACERVILLE, CO 81430	LETTER TO GLENN D. PAULS FAMILY LIMITED PARTNERSHIP AND TERI R. PAULS FAMILY LIMITED PARTNERSHIP FROM ASYST TERMINATING AGREEMENT OF LEASE.
0328	GS PROPERTY MANAGEMENT COMPANY	162 BELLEVILLE AVE.; SUITE 2A	BLOOMFIELD, NJ 7003	GENERAL CORRESPONDENCE
0254	HI-Q ELECTRONICS	# 606, 2ND FLOOR, SONY WORLD BUILDING; 80 FT. ROAD, 4TH BLOCK, KORAMANGALA	BANGALORE, 560034	AGREEMENT TO LEASE, FOR THE LEASE OF RAHEJA CHAMBERS, UNIT NOS. 317, 318 AND 319, 3RD FLOOR, MUSEUM ROAD BANGLAORE - 560 001, INDIA.

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
2166	JER BAYSIDE, LLC	100 BUSH ST.; 26TH FLOOR	SAN FRANCISCO, CA 94104	INDUSTRIAL SPACE LEASE (46897 BAYSIDE PARKWAY)
2168	JER BAYSIDE, LLC	100 BUSH ST.; 26TH FLOOR	SAN FRANCISCO, CA 94104	TENANT IMPROVEMENT AGREEMENT
2167	JER BAYSIDE, LLC	100 BUSH ST.; 26TH FLOOR	SAN FRANCISCO, CA 94104	LEASE COMMENCEMENT DATE CONFIRMATION NOTICE
3770	JMB GROUP TRUST III	NOT PROVIDED		OFFICE LEASE FOR OFFICE SPACE AT CIELO CENTER, AUSTIN, TX.
3772	KATO ROAD PARTNERS	4400 BOHANNON DRIVE; SUITE 260	MENLO PARK, CA 94025	INDUSTRIAL LEASE FOR SPACE AT 48761 KATO ROAD, FREMONT, CA 94538.
1088	KENNETH D. GIMELLI AND NANCY J. GIMELLI	2301 BERT DRIVE	HOLLISTER, CA 95023	CONTRACT ADDENDUM
3783	KENNETH D. GIMELLI AND NANCY J. GIMELLI	2021 THE ALAMEDA; SUITE 380	SAN JOSE, CA 95126	STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE FOR SPACE AT 2320 TECHNOLOGY DRIVE, HOLLISTER, CA 95023.
3811	KENNETH D. GIMELLI AND NANCY J. GIMELLI	2021 THE ALAMEDA; SUITE 380	SAN JOSE, CA 95126	SEE LITIGATION. (XI.J).
3806	KULIM TECHNOLOGY PARK CORPORATION BHD	NOT PROVIDED		TENANCY AGREEMENT
3795	KULIM TECHNOLOGY PARK CORPORATION BHD	NOT PROVIDED		TENANCY AGREEMENT
3397	L.N.P. INC.	25 OMEGA DRIVE	WILLISTON, VT 05495	LETTER RE LEASE TERMINATION AGREEMENT

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
3768	L.N.P., INC.	25 OMEGA DRIVE	WILLISTON, VT 05495	LEASE AGREEMENT FOR OFFICE SPACE AT 110 PIONEER DRIVE, WILLISTON, VT 05495.
3398	L.N.P., INC.	25 OMEGA DRIVE	WILLISTON, VT 05495	LEASE TERMINATION AGREEMENT TERMINATING LEASE AGREEMENT DATED AS OF JUNE 22, 1999.
3807	L.N.P., INC.	NOT PROVIDED		TERMINATION OF LEASE AGREEMENT TERMINATING LEASE AGREEMENT DATED AS OF NOVEMBER 7, 2000.
3769	L.N.P., INC.	25 OMEGA DRIVE	WILLISTON, VT 05495	LEASE AGREEMENT FOR OFFICE SPACE AT 210 PIONEER DRIVE, WILLISTON, VT 05495
2183	LADBROKE LAND HOLDINGS, INC.	201 MISSION STREET	SAN FRANCISCO, CA 94105	MULTI-TENANT INDUSTRIAL TRIPLE NET LEASE FOR SPACE AT 41650 BOSCELL ROAD, FREMONT, CA.
2184	LADBROKE LAND HOLDINGS, INC.	201 MISSION STREET	SAN FRANCISCO, CA 94105	CONSENT OF LANDLORD TO SUBLEASE
1765	LASCHI REALTY TRUST	P.O. BOX 314	NORTH READING, MA 01864	AMENDMENT NO. 1 TO COMMERCIAL LEASE
1766	LASCHI REALTY TRUST	P.O. BOX 314	NORTH READING, MA 01864	COMMERCIAL LEASE
0237	LEASING GROUP, INC.	11000 N. MOPAC EXPRESSWAY	AUSTIN, TX 78759	SUBLEASE AGREEMENT FOR OFFICE SPACE AT STONELAKE #6 AT 11000 NORTH MOPAC EXPRESSWAY, AUSTIN, TX 78759.
0238	LEASING GROUP, INC.	11000 N. MOPAC EXPRESSWAY	AUSTIN, TX 78759	SECOND AMENDMENT TO SUBLEASE AGREEMENT
0246	LEASING GROUP, INC.	11000 N. MOPAC EXPRESSWAY	AUSTIN, TX 78759	FIRST AMENDMENT TO SUBLEASE AGREEMENT

5

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
3781	LEE/MCCOY ASSOCIATES, INC.	NOT PROVIDED		STANDARD SUBLEASE FOR SPACE AT 2624 FAVETTE DRIVE, MOUNTAIN VIEW, CA.
3805	LEGACY PARTNERS COMMERCIAL, INC.	NOT PROVIDED		NOTICE OF DEFAULT
3797	LEGACY PARTNERS I FREMONT, LLC	NOT PROVIDED		CORRESPONDENCE RE: ADDRESS
3803	LEGACY PARTNERS I FREMONT, LLC	NOT PROVIDED		NOTICE THAT LEGACY PARTNERS HAS ACQUIRED THE PROPERTY FROM JER BAYSIDE
3793	LIDEN PROPERTIES, LLLP	NOT PROVIDED		ASSIGNMENT AND ASSUMPTION OF COLORADO LEASE AND CONSENT OF LANDLORD
3808	LKJ SANTA FE INVESTMENTS, LTD.	NOT PROVIDED		FIRST AMENDMENT TO LEASE
3771	LKJ SANTA FE INVESTMENTS, LTD.	NOT PROVIDED		OFFICE LEASE FOR OFFICE SPACE AT LK JORDAN PROFESSIONAL BUILDING, 321 TEXAN TRAIL, SUITE 1, CORPUS CHRISTI, TX 78411.
2891	MERITAGE-ANDOVER HOLDINGS LLC	2 OVERHILL ROAD; SUITE 425	SCARSDALE, NY 10583	1ST AMENDMENT TO LEASE AGREEMENT
2890	MERITAGE-ANDOVER HOLDINGS LLC	2 OVERHILL ROAD; SUITE 425	SCARSDALE, NY 10583	SECOND AMENDMENT TO LEASE
2559	METRON TECHNOLOGY N.V.	4425 FORTRAN DRIVE	SAN JOSE, CA 95134	SUBLEASE AGREEMENT FOR OFFICE SPACE AT STONELAKE #6.
3800	MISC	NOT PROVIDED		CALIFORNIA PRELIMINARY 20 DAY NOTICE (SEVERAL FROM VARIOUS ENTITIES)

6

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
3790	MIW-GL PARNTERS	NOT PROVIDED		INDUSTRIAL LEASE FOR SPACE AT 1351 PARK ROAD, CHANHASSEN, MN.
3813	MOUSE SYSTEMS	NOT PROVIDED		STANDARD SUBLEASE
3814	MOUSE SYSTEMS CORP.	NOT PROVIDED		TERMINATION OF LEASE
3791	NATIONAL CORPORATE HOUSING	1760 RESTON PARKWAY; SUITE 208	RESTON, VA 20190	CUSTOMER AGREEMENT FOR THE RENTING OF AN APARTMENT IN DALLAS, TEXAS.
3818	OLGA DOLLAR DBA BORDEAUX PROPERTIES	2600 CENTRAL AVE.; SUITE H	UNION CITY, CA 94587	FIRST AMENDMENT TO LEASE
3819	OLGA DOLLAR DBA BORDEAUX PROPERTIES	2600 CENTRAL AVE.; SUITE H	UNION CITY, CA 94587	SECOND AMENDMENT TO LEASE
3785	OLGA DOLLAR DBA BORDEAUX PROPERTIES	2600 CENTRAL AVE.; SUITE H	UNION CITY, CA 94587	OFFICE BUILDING LEASE FOR SPACE AT 1183 BORDEAUX DRIVE, SUITE 27, SUNNYVALE, CA.
3784	OLGA DOLLAR DBA BORDEAUX PROPERTIES	2600 CENTRAL AVE.; SUITE H	UNION CITY, CA 94587	OFFICE BUILDING LEASE FOR SPACE AT 1183 BORDEAUX DRIVE, SUITE 39, SUNNYVALE, CA.
3820	OLGA DOLLAR DBA BORDEAUX PROPERTIES	2600 CENTRAL AVE.; SUITE H	UNION CITY, CA 94587	ASSIGNMENT AND ASSUMPTION AGREEMENT
3815	OLGA DOLLAR DBA BORDEAUX PROPERTIES	2600 CENTRAL AVE.; SUITE H	UNION CITY, CA 94587	ASSIGNMENT AND ASSUMPTION AGREEMENT
3816	OLGA DOLLAR DBA BORDEAUX PROPERTIES	2600 CENTRAL AVE.; SUITE H	UNION CITY, CA 94587	FIRST AMENDMENT TO LEASE
3817	OLGA DOLLAR DBA BORDEAUX PROPERTIES	2600 CENTRAL AVE.; SUITE H	UNION CITY, CA 94587	ASSIGNMENT AND ASSUMPTION AGREEMENT

7

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
3786	OLGA DOLLAR DBA BORDEAUX PROPERTIES	2600 CENTRAL AVE.; SUITE H	UNION CITY, CA 94587	OFFICE BUILDING LEASE FOR SPACE AT 1183 BORDEAUX DRIVE, SUITE 22, SUNNYVALE, CA.
3810	ORCHARD INVESTMENT	561 W. DIVERSEY PKWY.	CHICAGO, IL 60614	ACCEPTANCE AGREEMENT
3780	ORCHARD INVESTMENT	561 W. DIVERSEY PKWY.	CHICAGO, IL 60614	LEASE OF 2125 ZANKER ROAD
1352	PARAGON ASSOCIATES	142 SOUTH SANTA CRUZ	LOS GATOS, CA 95030	ADDENDUM 1 TO LEASE AGREEMENT
1350	PARAGON ASSOCIATES	142 SOUTH SANTA CRUZ	LOS GATOS, CA 95030	SECOND ADDENDUM TO LEASE AGREEMENT
1351	PARAGON ASSOCIATES	142 SOUTH SANTA CRUZ	LOS GATOS, CA 95030	STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE, FOR SPACE AT 48837 KATO ROAD, FREMONT, CA 94538.
3775	PEN ASSOCIATES	615 AVENUE; SUITE 200	MOUNTAIN VIEW, CA 94043	INDUSTRIAL SPACE LEASE FOR LEASE OF SPACE LOCATED AT 48625 WARM SPRINGS BLVD., FREMONT, CA.
3779	PEN ASSOCIATES	615 AVENUE; SUITE 200	MOUNTAIN VIEW, CA 94043	LETTER TO ASYST REGARDING RENT INCREASES
3778	PEN ASSOCIATES	615 AVENUE; SUITE 200	MOUNTAIN VIEW, CA 94043	SUBORDINATION AGREEMENTS.
3777	PEN ASSOCIATES	615 AVENUE; SUITE 200	MOUNTAIN VIEW, CA 94043	SECOND AMENDMENT TO LEASE
3809	PEN ASSOCIATES	615 AVENUE; SUITE 200	MOUNTAIN VIEW, CA 94043	FIRST AMENDMENT TO LEASE
3776	PEN ASSOCIATES	615 AVENUE; SUITE 200	MOUNTAIN VIEW, CA 94043	INDUSTRIAL SPACE LEASE FOR LEASE OF SPACE LOCATED AT 48633 WARM SPRINGS BLVD., FREMONT, CA.

8

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
3773	PEN ASSOCIATES	615 AVENUE; SUITE 200	MOUNTAIN VIEW, CA 94043	INDUSTRIAL SPACE LEASE FOR THE LEASE OF SPACE LOCATED AT 48621 WARM SPRINGS BLVD., FREMONT, CA.
3774	PEN ASSOCIATES	615 AVENUE; SUITE 200	MOUNTAIN VIEW, CA 94043	FIRST ADDENDUM TO LEASE.
3370	PRINCIPAL LIFE IANSURANCE COMPANY	P.O. BOX 7000	WATERLOO, IA 50701-7000	FOURTH AMENDMENT TO LEASE
1268	PUGET OF TEXAS, INC.	P.O. BOX 3487	LACEY, WA 98503	MONTH-TO-MONTH LEASE AGREEMENT
1269	PUGET OF TEXAS, INC.	P.O. BOX 3487	LACEY, WA 98503	1ST ADDENDUM TO ORIGINAL LEASE
1267	PUGET OF TEXAS, INC.	P.O. BOX 3487	LACEY, WA 98503	LEASE AGREEMENT FOR OFFICE SPACE AT 13740 MIDWAY ROAD, SUITE 602, DALLAS, TX 75244.
3792	RAVALLI SPRINGS ASSOCIATES, LP	NOT PROVIDED		AGREEMENT FOR PURCHASE AND SALE OF 44960 WARM SPRINGS BOULEVARD, FREMONT, CALIFORNIA
3823	RAVALLI SPRINGS ASSOCIATES, LP	NOT PROVIDED		FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE
3798	SECORE FINANCIAL CORPORATION	NOT PROVIDED		CORRESPONDENCE RE: ESTOPPEL ISSUED TO SECORE FINANCIAL CORPORATION
3804	SIGMATECH	NOT PROVIDED		PAYMENT #2 TO DEVCON
3799	SIGMATECH / LEGACY PARTNERS	NOT PROVIDED		LETTER FROM SIGMATECH TO LEGACY RE: APPROVAL OF BULLETINS 1, 2 AND 3
3801	SIGMATECH / LEGACY PARTNERS	NOT PROVIDED		ASYST APPROVAL OF TENANT INTERIOR IMPROVEMENTS

9

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
0145	SL-6 PARTNERS, LTD. AND PROGRESSIVE SYSTEM TECHNOLOGIES	301 CONGRESS AVENUE; SUITE 1300	AUSTIN, TX 78701	FIRST AMENDMENT TO LEASE AGREEMENT
0144	SL-6 PARTNERS, LTD. AND PROGRESSIVE SYSTEM TECHNOLOGIES	301 CONGRESS AVENUE; SUITE 1300	AUSTIN, TX 78701	LEASE AGREEMENT
0147	SL-6 PARTNERS, LTD. AND PROGRESSIVE SYSTEM TECHNOLOGIES	301 CONGRESS AVENUE; SUITE 1300	AUSTIN, TX 78701	THIRD AMENDMENT TO LEASE AGREEMENT
0146	SL-6 PARTNERS, LTD. AND PROGRESSIVE SYSTEM TECHNOLOGIES	301 CONGRESS AVENUE; SUITE 1300	AUSTIN, TX 78701	SECOND AMENDMENT TO LEASE AGREEMENT
2323	SPIEKER STRATMORE COMMERCIAL, INC.	1735 TECHNOLOGY DRIVE; SUITE 175	SAN JOSE, CA 95110	AGREEMENT FOR REAL ESTATE SERVICES
3794	STARVOX, INC.	2728 ORCHARD PARKWAY	SAN JOSE, CA 95134	SUBLEASE FOR SPACE AT 2125 ZANKER ROAD, SAN JOSE, CA 95131
3824	STARVOX, INC.	2728 ORCHARD PARKWAY	SAN JOSE, CA 95134	ACCEPTANCE AGREEMENT
2495	STARVOX, INC.	2125 ZANKER ROAD	SAN JOSE, CA 95131	CONSENT TO SUBLEASE
3782	STOESSER INVESTMENTS, LEE/MCCOY & ASSOCIATES, INC. AND PALO ALTO TECHNOLOGIES	NOT PROVIDED		LEASE TERMINATION AGREEMENT
3789	THE CARBO COMPANY	ONE CANAL PLAZA	PORTLAND, ME 04101	CARBO COMPANY STANDARD LEASE FOR SPACE AT 101 JOHN ROBERTS ROAD, #5, SOUTH PORTLAND, ME.
3822	THE CARBO COMPANY	ONE CANAL PLAZA	PORTLAND, ME 04101	SECOND AMENDMENT AND RENEWAL OF LEASE
3821	THE CARBO COMPANY	ONE CANAL PLAZA	PORTLAND, ME 04101	FIRST AMENDMENT AND RENEWAL OF LEASE

10

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-6
Real Estate Agreements and Leases

Contract ID	Name	Address	City, State & Zip	Description
3787	THE CARLYLE APARTMENTS	820 LINCOLN AVENUE	CHARLESTON, IL 61920	LEASE AGREEMENT
3802	TMG PARTNERS	NOT PROVIDED		NOTICE THAT TMG PARTNERS IS AN AUTHORIZED REPRESENTATIVE OF JER BAYSIDE, LLC
3796	TMG PARTNERS	NOT PROVIDED		CORRESPONDENCE RE: ESTOPPEL ISSUED TO LEGACY PARTNERS, LEASE COMMENCEMENT DATE AND COMERICA LETTER OF CREDIT
3812	VERSGROVE MOVING SYSTEMS, INC.	48839 KATO RD.	FREMONT, CA 94538	RENTAL AGREEMENT TO LEASE SPACE AT 48839-48843 KATO ROAD, FREMONT, CA
3825	VERSGROVE MOVING SYSTEMS, INC.	48839 KATO RD.	FREMONT, CA 94538	RENTAL AGREEMENT TO LEASE SPACE AT 48839-48843 KATO ROAD, FREMONT, CA
0206	VINSON & ELKINS LLP	THE TERRACE 7; 2801 VIA FORTUNA, SUITE 100	AUSTIN, TX 78746	SUBLEASE AGREEMENT
0560	WELLSFORD/WHITEHALL HOLDINGS, LLC	26 MAIN STREET; FIRST FLOOR	CHATHAM, NJ 07928	LEASE FOR SPACE AT 138 RIVER ROAD, ANDOVER, MA.
1345	WHMNY REAL ESTATE LIMITED PARTNERSHIP	TWO CALIFORNIA PLAZA; 350 SOUTH GRAND AVENUE, 46TH FLOOR	LOS ANGELES, CA 90071	LEASE AGREEMENT FOR SPACE AT 204 S.E. STONEMILL DRIVE, #204, VANCOUVER, WA 98684.
1581	WILLIAM E. AND ULLA MASON	3125 DRACO CIRCLE	MONUMENT, CO 80132	STANDARD INDUSTRIAL LEASE FOR SPACE AT 1460 AVIATION WAY, COLORADO SPRINGS, CO 80916.
1582	WILLIAM E. AND ULLA MASON	3125 DRACO CIRCLE	MONUMENT, CO 80132	BUSINESS LEASE EXTENSION AGREEMENT
1583	WILLIAM E. AND ULLA MASON	3125 DRACO CIRCLE	MONUMENT, CO 80132	SECOND BUSINESS LEASE EXTENSION AGREEMENT

11

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-7
OEM — Contract Manufacturing Agreements

Contract ID	Name	Address	City, State & Zip	Description
0165	ACCRETECH USA	3500 A WADLEY PLACE	AUSTIN, TX 78728	OEM PURCHASE AGREEMENT
0164	ACCRETECH USA	3500 A WADLEY PLACE	AUSTIN, TX 78728	OEM PURCHASE AGREEMENT
3756	ACR GMBH	D-78078 NIEDERESCHACH; VILLINGER STRASSE 4		PROBE OEM AGREEMENT
2328	ALLIED SIGNAL	CLEAN LINKS DIVISION; 345 EAST BROKAW ROAD	SAN JOSE, CA 95112	PROBE OEM AGREEMENT
2528	APPLIED MICROSTRUCTURES, INC.	1020 RINCON DRIVE	SAN JOSE, CA 95131	OEM PURCHASE AGREEMENT
0025	ASM EUROPE BV	ATTN:ACCTS PAYABLE; PO BOX 60041, 1320 AA ALMERE		PROBE OEM AGREEMENT
0289	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE	BEVERLY, MA 01915	AMEND. 3 TO OEM DEVELOPMENT SOFTWARE & LICENSE AGREEMENT (DATED 11/22/00 AND SIGNED 11/29/00)
0292	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE	BEVERLY, MA 01915	AMENDMENT #4
0290	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE	BEVERLY, MA 01915	AMENDMENT #1
0291	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE	BEVERLY, MA 01915	AMENDMENT #2
0260	BEIJING NMC CO, LTD.	1 EAST JIUXIANQIAO RD.	BEIJING, 100016	OEM PURCHASE AGREEMENT
3387	BOLD TECHNOLOGIES, INC.	1455 WEST 8120 SOUTH	WEST JORDAN, UT 84088	OEM PURCHASE AGREEMENT
3386	BOLD TECHNOLOGIES, INC.	1455 WEST 8120 SOUTH	WEST JORDAN, UT 84088	OEM PURCHASE AGREEMENT
2010	BROOKS AUTOMATION	18870 NE RIVERSIDE PARKWAY	PORTLAND, OR 97230	PROBE OEM AGREEMENT

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-7
OEM — Contract Manufacturing Agreements

Contract ID	Name	Address	City, State & Zip	Description
2011	BROOKS AUTOMATION SYNETICS	18870 NE RIVERSIDE PARKWAY	PORTLAND, OR 97230	OEM PURCHASE AGREEMENT
1206	BRUKER-AXS GMBH	OSTLICHE RHEINBRUCKENSTRASSE 49	KARLSRUHE, D-76187	OEM PURCHASE AGREEMENT
3763	BYE CORPORATION	NOT PROVIDED		PROBE OEM AGREEMENT
0684	CARL ZEISS JENA GMBH	ATTN:ACCTS PAYABLE; CARL ZEISS STR. 1	D-6900 JENA,	PROBE OEM AGREEMENT
1680	COGNEX CORPORATION	ONE VISION DRIVE	NATICK, MA 01760	OEM AGREEMENT
0645	CREATIVE DESIGN CORP.	ATTN:ACCTS PAYABLE; 20565 ALVES DRIVE	CUPERTINO, CA 95014	PROBE OEM AGREEMENT
2923	CYMECHS	6F, 5TH JUNGANG INDUSPIA #138-6; SANGDAEWON-DONG, JUNGWON-GU	SEONGNAM-CITY, 462-120
2079	DAIFUKU AMERICA CORP.	ATTN: ACCOUNTS PAYABLE; 6700 TUSSING ROAD	REYNOLDSBURG, OH 43068	PROBE OEM AGREEMENT
1793	DAIFUKU CO., LTD.	3-2-11 MITEJIMA; NISHIYODOGAWA-KU	OSAKA, 555-0012	PROBE OEM AGREEMENT
3256	DAITO ELECTRON CO., LTD.	6 KOJIMACHI 1-CHOME; CHIYODA-KU	TOKYO, 102-8730	PROBE OEM AGREEMENT
2730	E.T.C. COMPANY	2096-A WALSH AVENUE	SANTA CLARA, CA 95050	OEM PURCHASE AGREEMENT
2119	ELECTROGLAS	5729 FONTANOSO WAY	SAB JOSE, CA 95138	OEM PURCHASE AGREEMENT
0566	EUROPEAN PLASMA TECHNOLOGY, LTD.	22 MOUNTON DRIVE	CHEPSTOW, NP16 5EH	OEM PURCHASE AGREEMENT
2116	FSI INTERNATIONAL	355 SWIFT AVE.	S. SAN FRANCISCO, CA 94080	PROBE OEM AGREEMENT
1283	FUJIFILM DIMATIX, INC.	109 ETNA ROAD	LEBANON, NH 03766	OEM PURCHASE AGREEMENT

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-7
OEM — Contract Manufacturing Agreements

Contract ID	Name	Address	City, State & Zip	Description
3119	GASONICS INTERNATIONAL CORPORATION	ATTN:ACCTS PAYABLE; 250 EAST CARRIBEAN WAY	SUNNYVALE, CA 94089	OEM EQUIPMENT PURCHASE AGREEMENT
2526	G-ELECTRONICS	2391 ZANKER ROAD, SUITE 330	SAN JOSE, CA 95131	OEM PURCHASE AGREEMENT
2527	G-ELECTRONICS	2461 AUTUMNVALE DRIVE	SAN JOSE, CA 95131	PURCHASE AGREEMENT AMENDMENT
2529	G-ELECTRONICS, LTD.	2391 ZANKER ROAD, SUITE 330	SAN JOSE, CA 95131	OEM PURCHASE AGREEMENT
0700	GL AUTOMATION	10710 SANDHILL RD.	DALLAS, TX 75238	OEM PURCHASE AGREEMENT
3358	GROTTO USA, INC.	671 BREA CANYON RD.; SUITE 2	WALNUT, CA 91789	END-USER PURCHASE AGREEMENT
3753	HOLEAK MICRO, INC.	NOT PROVIDED		PROBE OEM AGREEMENT
0569	INRULE	651 W WASHINGTON BLVD, STE 201	CHICAGO, IL 60661	OEM SOFTWARE LICENSE AGREEMENT
2838	INTEVAC	3560 BASSETT STREET	SANTA CLARA, CA 95054	OEM COMPNENT PURCHASE AGREEMENT
2837	INTEVAC, INC.	3560 BASSETT STREET	SANTA CLARA, CA 95054	OEM PURCHASE AGREEMENT
0385	IRVINE OPTICAL COMPANY	3140 CLYBOURN AVE.	BURBANK, CA 91505	PROBE OEM AGREEMENT
1405	JPSERCEL ASSOCIATES	220 HACKETT HILL ROAD	MANCHESTER, NH 03102	OEM PURCHASE AGREEMENT
3754	KAIJO	NOT PROVIDED		PROBE OEM AGREEMENT
3755	KARL SUSS VAIHINGEN GMBH	NOT PROVIDED		PROBE OEM AGREEMENT
1019	KAWASAKI PRECISION MACHINERY LTD.	5080 36TH STREET S.E.	GRAND RAPIDS, MI 49512	PROBE OEM AGREEMENT

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-7
OEM — Contract Manufacturing Agreements

Contract ID	Name	Address	City, State & Zip	Description
1525	KLA INSTRUMENTS	ONE TECHNOLOGY DRIVE	MILPITAS, OB 95035
1522	KLA INSTRUMENTS	ONE TECHNOLOGY DRIVE	MILPITAS, OB 95035	PROBE OEM AGREEMENT
1523	KLA-TENCOR CORPORATION	ONE TECHNOLOGY DRIVE	MILPITAS, OB 95035	AMENDMENT TO DEVELOPMENT AND ORIGINAL EQUIPMENT MANUFACTURING PURCHASE AGREEMENT
1524	KLA-TENCOR CORPORATION	ONE TECHNOLOGY DRIVE	MILPITAS, OB 95035	OEM DEVELOPMENT SOFTWARE LICENSE AGREEMENT
3422	KOKUSAI ELECTRIC CO., LTD.	150 CROSSWAYS PARK DRIVE	WOODBURY, NY 11797	PROBE OEM AGREEMENT
3336	KOKUSAI SEMICONDUCTOR EQUIP CORP	1211 SE CARDINAL CT, STE. 130	VANCOUVER, WA 98683	OEM PURCHASE AGREEMENT
3757	KSD GMBH	NOT PROVIDED		PROBE OEM AGREEMENT
0867	LAM REASEARCH CORPORATION	4650 CUSHING PARKWAY	FREMONT, CA 94538	OEM GLOBAL PURCHASE AGREEMENT (#20056)
0868	LAM RESEARCH CORPORATION	4650 CUSHING PARKWAY	FREMONT, CA 94538	GLOBAL PURCHASE AGREEMENT
2297	LASERTEC CORPORATION	ATTN: ACCOUNTS PAYABLE; 1778 TECHNOLOGY DRIVE	SAN JOSE, CA 95110	PROBE OEM AGREEMENT
3446	LEAVE BLANK	NOT PROVIDED		LEAVE BLANK
2159	MACQUARIE ELECTRONICS USA, INC.	11440 WEST BERNARDO COURT, SUITE 366	SAN DIEGO, CA 92037	OEM PURCHASE AGREEMENT
0612	MARCH PLASMA SYSTEMS, INC.	2470-A BATES AVENUE	CONCORD, CA 94520	OEM PURCHASE AGREEMENT
0233	METROSOL	2101 DONLEY DRIVE #101	AUSTIN, TX 78758	PURCHASE AGMT SCOPE OF WORK

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-7
OEM — Contract Manufacturing Agreements

Contract ID	Name	Address	City, State & Zip	Description
0232	METROSOL	2101 DONLEY DRIVE #101	AUSTIN, TX 78758	PURCHASE AGMT SCOPE OF WORK
0231	METROSOL	2101 DONLEY DRIVE #101	AUSTIN, TX 78758	PURCHASE AGMT SCOPE OF WORK
0230	METROSOL, INC.	2101 DONLEY DRIVE #101	AUSTIN, TX 78758	OEM PURCHASE AGREEMENT
2071	MICROSOFT LICENSING	6100 NEIL ROAD	RENO, NV 89511	LICENSE AGREEMENTS
1004	MITCHELL COX	1331 W. HOUSTON AVE	GILBERT, AZ 85233	OEM PURCHASE AGREEMENT
1743	MOLL INDUSTRIES, INC.	2101 CRESTVIEW DRIVE	NEWBERG, OR 97132	MANUFACTURING SUBCONTRACT AGREEMENT
2950	MSP CORPORATION	5910 RICE CREEK PARKWAY; SUITE 300	SHOREVIEW, MN 55126	OEM PURCHASE AGREEMENT
1153	NEWPORT CORPORATION	ATTN: ACCOUNTS PAYABLE; PO BOX 19607	IRVINE, CA 92623	PROBE OEM AGREEMENT
0908	OWENS DESIGN	47757 FREMONT BLVD.	FREMONT, CA 94538	OEM PURCHASE AGREEMENT
0317	PRI AUTOMATION, INC.	805 MIDDLESEX TURNPIKE	BILLERICA, MA 01821	OEM AGREEMENT
0318	PRI AUTOMATION, INC.	805 MIDDLESEX TURNPIKE	BILLERICA, MA 01821	PROBE OEM AGREEMENT
0027	RECIF SA	ZI DU MOULIN-RUE; ARISTIDE BERGES	31840 AUSSONNE,	PROBE OEM AGREEMENT
3094	REVERA, INC.	2101 DONLEY DRIVE #101	SUNNYVALE, CA 94086	OEM PURCHASE AGREEMENT
3095	REVERA, INC.	810 KIFER ROAD	SUNNYVALE, CA 94086	PROFESSIONAL SERVICES
3093	REVERA, INC.	2101 DONLEY DRIVE #101	SUNNYVALE, CA 94086	OEM PURCHASE AGREEMENT

5

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-7
OEM — Contract Manufacturing Agreements

Contract ID	Name	Address	City, State & Zip	Description
1082	RORZE CORPORATION	1588 MICHINOUE; KANNABE-CHO, HUKAYASU-GUN	HIROSHIMA, 720-2104	PROBE OEM AGREEMENT
1083	RORZE TECHNOLOGY INC.	1588 MICHINOUE; KANNABE-CHO, HUKAYASU-GUN	HIROSHIMA, 720-2104	PROBE OEM AGREEMENT
0832	RUDOLPH RESEARCH	1 RUDOLPH ROAD; ROUTE 202 SOUTH	FLANDERS, NJ 07836	OEM EQUIPMENT PURCHASE AGREEMENT
2040	SAMSUNG ELECTRONICS CO., LTD.	ATTN: ACCOUNTS PAYABLE; 18600 BROADWICK STREET	RANCHO DOMINGUEZ, CA 90020	OEM AGREEMENT BETWEEN PRODUCTION ENGINEERING CENTER OF SAMSUNG ELECTRONICS CO., LTD.
3758	SEAG MICRO TECH GMBH	NOT PROVIDED		PROBE OEM AGREEMENT
1781	SEMICON TECHNOLOGIES	2934 GOLDEN TRAILS ST.	ONTARIO, CA 91761	OEM PURCHASE AGREEMENT
0319	SEMITEST, INC.	ATTN:ACCTS PAYABLE; 43 MANNING ROAD	BILLERICA, MA 01821	OEM EQUIPMENT PURCHASE AGREEMENT
1158	SHINKO ELECTRIC CO., LTD.	100 TAKEGAHANA	ISE, MIE, 516-8550	3PROBE OEM AGREEMENT
1159	SHINKO ELECTRIC CO., LTD.	100 TAKEGAHANA	ISE, MIE, 516-8550	PROBE OEM AGREEMENT
1102	STAUBLI AG	SEE STRASSE 240	HORGEN, 8810	PROBE OEM AGREEMENT
1258	SUGAI CORPORATION	38 KOUZUYA; NAKAZUTSUMI, YAWATA — CITY	KYOTO, 614	PROBE OEM AGREEMENT
0029	TEC-SEM AG	LOHSTAMPFESTR. 11	8472 TAGERWILEN,	PROBE OEM AGREEMENT
0030	TEC-SEM AG	LOHSTAMPFESTR. 11	8472 TAGERWILEN,	PROBE OEM AGREEMENT
3759	TEIKOKU TAPING SYSTEM CO., LTD.	NOT PROVIDED		PROBE OEM AGREEMENT

6

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-7
OEM — Contract Manufacturing Agreements

Contract ID	Name	Address	City, State & Zip	Description
0111	TERRA UNIVERSAL	ATTN: NICOLE MCBRIDE; 700 NORTH HARBOR BLVD.	ANAHEIM, CA 92805	PROBE OEM AGREEMENT
1385	THERMO FISHER SCIENTIFIC	5225 VERONA ROAD	MADISON, WI 53711	OEM PURCHASE AGREEMENT
1265	TIMEC CO., LTD.	10845 STRANG ROAD	LA PORTE, TX 77571	PROBE OEM AGREEMENT
3760	TOKYO SEMIMITSU CO., LTD.	NOT PROVIDED		PROBE OEM AGREEMENT
3761	TOKYO SEMIMITSU CO., LTD.	NOT PROVIDED		PROBE OEM AGREEMENT
1532	TOSHIBA MECHATRONICS CO., LTD.	ATTN:ACCTS PAYABLE; 1-1,SHIBAURA 1-CHOME,	MINATO-KU,TOKYO 105-01,	PROBE OEM AGREEMENT
3762	WESTERN EQUIPMENT DEVELOPMENTS LTD.	NOT PROVIDED		PROBE OEM AGREEMENT
2718	WHERENET, CORP.	2858 DE LA CRUZ BLVD.	SANTA CLARA, CA 95050	OEM AGREEMENT
1208	WHITE SYSTEMS	30 BORIGHT AVENUE	KENILWORTH, NJ 07033	PROBE OEM AGREEMENT
0971	YASKAWA ELECTRIC CORPORATION	2-1 KUROSAKI-SHIROISHI, YAHATANISHI-KU; KITAKYUSHU	FUKUOKA, 806-0004	PROBE OEM AGREEMENT

7

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
4029	ABD INSURANCE AND FINANCIAL SERVICES	P.O. BOX 39000; DEPT 33457	SAN FRANCISCO, CA 94139	FEE AND SERVICE AGREEMENT
0473	ABTECH SUPPORT, INC.	2730 LOKER AVENUE WEST	CARLSBAD, CA 92008	AMENDMENT #3 — EXTENDS PRICE LIST OF ORIGINAL AGREEMENT (#192) TO MAY 26, 2004
0476	ABTECH SUPPORT, INC.	2728 LOKER AVENUE WEST	CARLSBAD, CA 92008	CONTRACT MAINTENANCE AGREEMENT
0478	ABTECH SUPPORT, INC.	2730 LOKER AVENUE WEST	CARLSBAD, CA 92008	CONTRACT AMENDMENT #2
0472	ABTECH SUPPORT, INC.	2730 LOKER AVENUE WEST	CARLSBAD, CA 92008	AMENDMENT #2 — EXTENDS PRICE LIST OF ORIGINAL AGREEMENT (#192) TO MAY 1, 2004
0477	ABTECH SUPPORT, INC.	2730 LOKER AVENUE WEST	CARLSBAD, CA 92008	CONTRACT MAINTANENCE AGREEMENT
3843	ACCRETECH USA, INC.	3500 WADLEY PLACE; BUILDING A	AUSTIN, TX 78728	OEM PURCHASE AGREEMENT
0163	ACCRETECH USA, INC.	3500 WADLEY PLACE; BUILDING A	AUSTIN, TX x78728	PROFESSIONAL SERVICES AGREEMENT
4030	ACT TELECONFERENCING SERVICES, INC.	P.O. BOX 1857	ENGLEWOOD, CO 80150	CONFERENCING/COMMUNICATIONS SERVICES AGREEMENT
2114	ADP MARSHALL, INC.	75 NEWMAN AVE	RUMFORD, RI 02916	TECHNICAL SERVICES AGREEMENT
1591	ADVANCED MACHINE PROGRAMMING	465 WOODVIEW HILL ROAD	MORGAN HILL, CA 95037	LETTER RE: ISOPORT BOLTS PLATE
0754	ADVANCED MICRO DEVICES, INC.	WILSCHDORFER LANDSTRASSE 101	DRESDEN, 01 109	FAB36 ACCEPTANCE DOCUMENTS
0755	ADVANCED MICRO DEVICES, INC.	WILSCHDORFER LANDSTRASSE 101	DRESDEN, 01 109	FAB36 ACCEPTANCE DOCUMENTS
0188	ADVANCED MICRO DEVICES, INC.	MS 583; 5204 E. BEN WHITE	AUSTIN, TX 78741	FAB36 STATEMENT OF WORK

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0185	ADVANCED MICRO DEVICES, INC.	MS 583; 5204 E. BEN WHITE	AUSTIN, TX 78741	BUSINESS AGREEMENT
0186	ADVANCED MICRO DEVICES, INC.	5204 EAST BEN WHITE BLVD.	AUSTIN, TX 78741	COMMERCIAL ACCEPTANCE AGREEMENT
0187	ADVANCED MICRO DEVICES, INC. / SPANSION	5204 EAST BEN WHITE BLVD.	AUSTIN, TX 78741	ADDENDUM TO COMMERCIAL ACCEPTANCE AGREEMENT
2930	ADVANCED SEMICONDUCTOR MANUFACTURING CORPORATION	ATTN: ACCOUNTS PAYABLE; 385 HONG CAO ROAD	SHANGHAI, PUDONG 200233	ASSUMPTION AND INDEMNIFICATION AGREEMENT
3071	ADVANCED TECHNICAL RESOURCES	1230 OAKMEAD PARKWAY; SUITE 110	SUNNYVALE, CA 94085	MANAGED SERVICES AGREEMENT
1054	ADVANCED TECHNOLOGY GROUP, INC.	455 SE 2ND AVENUE	HILLSBORO, OR 97123	CONTRACT OF SERVICES — INTEL FAB32
1053	ADVANCED TECHNOLOGY GROUP, INC.	455 SE 2ND AVENUE	HILLSBORO, OR 97123	SUBCONTRACT AGREEMENT FOR INSTALLATION SERVICES
1055	ADVANCED TECHNOLOGY GROUP, INC.	455 SE 2ND AVENUE	HILLSBORO, OR 97123	CONTRACT OF SERVICES — INTEL FAB11
0909	AEHR TEST SYSTEMS	400 KATO TERRACE	FREMONT, CA 94538	INTEGRATION SERVICES AGREEMENT
0905	AER ELECTRONICS, INC. D.B.A. AER WORLDWIDE	42744 BOSCELL RD.	FREMONT, CA 94538	MASTER AGREEMENT FOR ASSET DISPOSITION SERVICES
1154	AERONET, INC.	P.O. BOX 17239	IRVINE, CA 92623	MASTER LOGISTICS AGREEMENT
1149	AERONET, INC. (DBA AERONET WORLDWIDE)	42 CORPORATE PARK; SUITE 150	IRVINE, CA 92606	AMENDMENT TO MLA
1150	AERONET, INC. (DBA AERONET WORLDWIDE)	42 CORPORATE PARK; SUITE 150	IRVINE, CA 92606	AMENDMENT NUMBER 2 TO MLA

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
4031	AIR LIQUIDE ELECTRONICS U.S. LP	NOT PROVIDED		SALES TERMS AND CONDITIONS, BALASZ ANALYTICAL SERVICES
4033	AJILON FINANCE	44 MONTGOMERY STREET; STE. 1950	SAN FRANCISCO, CA 94104	RECRUITMENT/PLACEMENT AGENCY AGREEMENT
0106	AKRION	6330 HEDGEWOOD DR.; #150	ALLENTOWN, PA 18106	PURCHASE AGREEMENT
0104	AKRION	6330 HEDGEWOOD DR.; #150	ALLENTOWN, PA 18106	ADDENDUM NUMBER 1
0533	AKRION / AMERICAN INTEGRATION TECHNOLOGIES	481 N. DEAN AVENUE	CHANDLER, AZ 85226	THIRD PARTY ADDENDUM
0108	AKRION, INC.	6330 HEDGEWOOD DRIVE, #150	ALLENTOWN, PA 18106	AMENDMENT #1 TO SERVICE SUPPORT AGREEMENT
0107	AKRION, INC.	6330 HEDGEWOOD DRIVE, #150	ALLENTOWN, PA 18106	PROFESSIONAL SERVICES AGREEMENT
0105	AKRION, INC.	6330 HEDGEWOOD DRIVE, #150	ALLENTOWN, PA 18106	AMENDMENT #1 TO SCOPE OF WORK
2366	ALCHEMY	111 W. ST. JOHN STREET; SUITE 910	SAN JOSE, CA 95113	WEBEX 90 DAY CONCURRENT USER SUBSCRIPTION AGREEMENT
2232	ALIXPARTNERS	4 EMBARCADERO CENTER; SUITE 3110	SAN FRANCISCO, CA 94111	ENGAGEMENT LETTER
0397	ALL NIPPON AIRWAYS, CO., LTD.	1350 OLD BAYSHORE HIGHWAY, SUITE 650	BURLINGAME, CA 94010	TRAVEL SERVICES AGREEMENT
1212	ALLIED SECURITY INC.	3606 HORIZON DRIVE	KING OF PRUSSIA, PA 19406	SERVICE AGREEMENT
0842	AMERICAN AIRLINES, INC.	4255 AMON CARTER BLVD.; MD 4403	FORT WORTH, TX 76155	LIMITED TRAVEL AGENCY AGREEMENT
0841	AMERICAN AIRLINES, INC.	4255 AMON CARTER BLVD.; MD 4403	FORT WORTH, TX 76155	AMENDMENT TO CORPORATE TRAVEL AGREEMENT, DATED DECEMBER 11, 2002

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
3023	AMERICAN AIRLINES, INC.	601 GATEWAY BOULEVARD; SUITE #1250	SOUTH SAN FRANCISCO, CA 94080	NOTICE OF TERMINATION OF CORPORATE TRAVEL AGREEMENT
0843	AMERICAN AIRLINES, INC.	4255 AMON CARTER BLVD.; MD 4403	FORT WORTH, TX 76155	CORPORATE TRAVEL AGREEMENT
1527	AMERICAN APPRAISAL ASSOCIATES, INC.	411 E. WISCONSIN AVE.; #1900	MILWAUKEE, WI 53202	LETTER AGREEMENT RE: INVENTORY/TAGGING/RECONCILIATION SERVICES
3348	AMERICAN MECHANICAL SERVICES, INC.	1275 BOULEVARD WAY	WALNUT CREEK, CA 94595	LETTER OF QUOTATION
0906	AMERISUITES	3101 WEST WARREN AVE.	FREMONT, CA 94538	PREFERRED RATE CONTRACT RENEWAL
0871	AMERISUITES	3101 WEST WARREN AVE.	FREMONT, CA 94538	PREFERRED RATE AGREEMENT
2525	AON RADFORD	2540 NORTH FIRST STREET; SUITE 400	SAN JOSE, CA 95131	PARTICIPATION AGREEMENT
1013	APPLEONE EMPLOYMENT SERVICES	P.O. BOX 29048	GLENDALE, CA 91209-9048	RECRUITMENT/PLACEMENT AGENCY AGREEMENT
0152	APPLIED MATERIALS, INC.	9700 U.S. HIGHWAY 290 EAST; MS 3300	AUSTIN, TX 78724	COMPREHENSIVE SUPPLIER AGREEMENT (NUMBER 347504)
0157	APPLIED MATERIALS, INC.	9700 U.S. HIGHWAY 290 EAST; MS 3300	AUSTIN, TX 78724	EQUIPMENT PURCHASE AGREEMENT
2794	APPLIED MATERIALS, INC.	3050 BOWERS AVENUE; P.O. BOX 58039	SANTA CLARA, CA 95054	LETTER AGREEMENT RELATING TO COMPREHENSIVE SUPPLIER AGREEMENT, BETWEEN APPLIED MATERIALS ISRAEL LTD., ASYST AND G ELECTRONICS, LTD.
0158	APPLIED MATERIALS, INC.	9700 U.S. HIGHWAY 290 EAST; MS 3300	AUSTIN, TX 78724	PURCHASE AGREEMENT

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0154	APPLIED MATERIALS, INC.	9700 U.S. HIGHWAY 290 EAST; MS 3300	AUSTIN, TX 78724	PURCHASE AND RELEASE AGREEMENT TERMINATING THE MASTER PURCHASE ORDER AND SALES AGREEMENT (NUMBER 908074), DATED OCTOBER 17, 1995.
0153	APPLIED MATERIALS, INC.	9700 U.S. HIGHWAY 290 EAST; MS 3300	AUSTIN, TX 78724	LETTER AGREEMENT RELATING TO COMPREHENSIVE SUPPLIER AGREEMENT, BETWEEN ASYST AND APPLIED MATERIALS ISRAEL LTD.
0155	APPLIED MATERIALS, INC.	9700 U.S. HIGHWAY 290 EAST; MS 3300	AUSTIN, TX 78724	COMPREHENSIVE SUPPLIER AGREEMENT (NUMBER 4013500)
0156	APPLIED MATERIALS, INC.	9700 U.S. HIGHWAY 290 EAST; MS 3300	AUSTIN, TX 78724	ONLINE PROCUREMENT SYSTEM RULES AND AGREEMENT
2530	APPLIED MICROSTRUCTURES, INC.	1020 RINCON CIRCLE	SAN JOSE, CA 95131	PURCHASE AGREEMENT
0813	APPLIMOTION, INC.	1037 SUNCAST LANE; SUITE 101	EL DORADO HILLS, CA 95762	DESIGN SERVICES AGREEMENT
0812	ARCHCO FINANCIAL INC.	4805 GOLDEN FOOTHILL PARKWAY	EL DORADO HILLS, CA 95762	SUBSCRIBER SERVICE AGREEMENT
3832	ARCHCO FINANCIAL INC.	4805 GOLDEN FOOTHILL PARKWAY	EL DORADO HILLS, CA 95762	STATEMENT OF WORK
0440	ARTHUR D. LITTLE	SCIENCE PARK; MILTON ROAD	CAMBRIDGE, CB4 0XL	ENGAGEMENT LETTER
3407	ASML US, INC.	77 DANBURY ROAD	WILTON, CT 06897	AGREEMENT FOR NEW PRODUCT INTRODUCTION
3830	ASSOCIATED CONTRACTORS CORPORATION	NOT PROVIDED		STANDARD FORM OF AGREEMENT
0362	AT & T	55 CORPORATE DRIVE	BRIDGEWATER, NJ 08807	MASTER SERVICE AGREEMENT

5

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0364	AT & T CORP.	55 CORPORATE DRIVE	BRIDGEWATER, NJ 08807	AT & T VOICE/DATA SERVICES ORDER ATTACHMENT
0363	AT & T CORP.	55 CORPORATE DRIVE	BRIDGEWATER, NJ 08807	AT & T SERVICE ORDER — VOICE/DATA SERVICES
4034	AT & T WIRELESS	7901 STONERIDGE DR.; SUITE 404	PLEASANTON, CA 94588	RECRUITMENT/PLACEMENT AGENCY AGREEMENT
4036	AT & T WIRELESS	7901 STONERIDGE DR.; SUITE 404	PLEASANTON, CA 94588	AT & T WIRELESS CORPORATE DIGITAL ADVANTAGE AGREEMENT
1963	AT&T WIRELESS	4420 ROSEWOOD DRIVE 2ND FLOOR	PLEASANTON, CA 94588	AT&T WIRELESS CORPORATE DIGITAL ADVANTAGE AGREEMENT
4037	ATHENS BENEFITS INSURANCE SERVICES, INC.	2552 STANWELL DRIVE	CONCORD, CA 94520	STATEMENT OF WORK
2367	ATLANTIS PARTNERS	160 W. SANTA CLARA ST.; STE 950	SAN JOSE, CA 95113	AGENCY AGREEMENT (SINGLE PLACEMENT)
4038	ATLANTIS PARTNERS	160 W. SANTA CLARA ST.; STE. 950	SAN JOSE, CA 95113	AGENCY AGREEMENT
3331	AVAYA INC.	P.O. BOX 10193	VAN NUYS, CA 91410-0193	RESELLER SERVICE AGREEMENT
0870	AVIDEX	6100 STEWART AVE.	FREMONT, CA 94538	FINAL ACCEPTANCE FORM
0851	AVIDEX	6100 STEWART AVENUE	FREMONT, CA 94536	COST PROPOSAL RE: BAYSIDE PROJECT
1858	AVIS RENT A CAR SYSTEM, INC.	6 SYLVAN WAY	PARSIPPANY, NJ 07054	AVIS WORLDWIDE RATE AGREEMENT
1854	AVIS RENT A CAR SYSTEM, INC.	6 SYLVAN WAY	PARSIPPANY, NJ 07054	WORLDWIDE RATE AGREEMENT

6

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
1855	AVIS RENT A CAR SYSTEM, INC.	6 SYLVAN WAY	PARSIPPANY, NJ 07054	ADDENDUM RE: SPECIAL RATES FOR EUROPE AND ASIA
1857	AVIS RENT A CAR SYSTEM, INC.	6 SYLVAN WAY	PARSIPPANY, NJ 07054	AVIS WORLDWIDE RATE AGREEMENT
1748	AVIZA TECHNOLOGY, INC.	RINGLAND WAY	NEWPORT, SOUTH WALES NP18 2TA	PROFESSIONAL SERVICES AGREEMENT
1749	AVIZA TECHNOLOGY, INC.	RINGLAND WAY	NEWPORT, SOUTH WALES NP18 2TA	AMENDMENT 1 TO PROFESSIONAL SERVICES AGREEMENT
4035	AWS NATIONAL ACCOUNTS, LLC	NOT PROVIDED		AMENDMENT #1 TO AT&T WIRELESS CORPORATE DIGITAL ADVANTAGE AGREEMENT
0293	AXCELIS TECHNOLOGIES INC.	108 CHERRY HILL DRIVE; MS 330	BEVERLY, MA 01915	SUPPLIER PARTNERING AGREEMENT
0296	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE; MS 330	BEVERLY, MA 01915	RE RESPONSE LETTER
0295	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE; MS 330	BEVERLY, MA 01915	RESPONSE LETTER
0294	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE; MS 330	BEVERLY, MA 01915	LETTER RE: FUSION ROYALTIES
0960	BAY-CON	2150 PRUNE AVENUE	FREMONT, CA 94539	PREVENTATIVE MAINTENANCE CONTRACT
0961	BAY-CON	2150 PRUNE AVENUE	FREMONT, CA 94539	PREVENTATIVE MAINTENANCE CONTRACT
0962	BAY-CON	2150 PRUNE AVENUE	FREMONT, CA 94539	PREVENTATIVE MAINTENANCE CONTRACT — 650 PER ANNUM
3829	BDM	NOT PROVIDED		MEMORANDUM OF UNDERSTANDING
0786	BEDE SCIENTIFIC INSTRUMENTS LTD	BELMONT BUSINESS PARK	DURHAM, DH1 TW	AMENDMENT NUMBER 2 TO MLA

7

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0787	BEDE SCIENTIFIC INSTRUMENTS LTD	BELMONT BUSINESS PARK	DURHAM, DH1 TW	STATEMENT OF WORK
3844	BOLD TECHNOLOGIES INC.	NOT PROVIDED		ASYST OEM PURCHASE AGREEMENT
3384	BOLD TECHNOLOGIES INC.	1455 WEST 8120 SOUTH	WEST JORDAN, UT 84088	PROFESSIONAL SERVICES AGREEMENT
1802	BOWNE OF LOS ANGELES	2455 FABER PLACE	PALO ALTO, CA 94303	SERVICES AGREEMENT
1803	BOWNE OF LOS ANGELES	2455 FABER PLACE	PALO ALTO, CA 94303	SERVICES AGREEMENT
1904	BROWNING-FERRIS INDUSTRIES OF CALIFORNIA, INC.	P.O. BOX 78017	PHOENIX, AZ 85062-8017	SERVICE AGREEMENT
1204	BRUKER AXS GMBH	OESTLICHE RHEINBRUECKENSTR 49	KARLSRUHE, D-76187	PROFESSIONAL SERVICES AGREEMENT
3850	BRUKER AXS GMBH	NOT PROVIDED		OEM PURCHASE AGREEMENT
4040	C2K TECHNOLOGIES, INC.	10557 JEFFERSON BLVD.; STE #B	CULVER CITY, CA 90232	RECRUITMENT/PLACEMENT AGENCY AGREEMENT
1131	CANNON SEMICONDUCTOR	1234 MATATE, BANDO-CITY	IBARAKI, 306-0605	OEM PURCHASE AGREEMENT
1779	CANON, INC.	ATTN: ACCOUNTS PAYABLE, H. TATEUCHI; 30-2, SHIMOMARUKO 3-CHROME	OHTA-KU, TOKYO, 146-8501	TERMS AND CONDITIONS
0938	CAPONESOURCE ALLIANCE, LLC	47000 WARM SPRINGS BLVD #335	FREMONT, CA 94539	ARTICLES OF ORGANIZATION
0937	CAPONESOURCE ALLIANCE, LLC	47000 WARM SPRINGS BLVD.; #335	FREMONT, CA 94539	OPERATING AGREEMENT
0939	CAPONESOURCE ALLIANCE, LLC	47000 WARM SPRINGS BLVD.; #335	FREMONT, CA 94539	MEMBERSHIP APPLICATION
4042	CAREERBUILDER	8420 WEST BRYN MAWR; SUITE 900	CHICAGO, IL 60631	SERVICE ACTIVATION

8

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
4043	CATHAY PACIFIC AIRWAYS, LTD.	PO BOX 66469	CHICAGO, IL 60666	INCENTIVE AGREEMENT
1995	CH2M HILL INDUSTRIAL DESIGN & CONSTRUCTION, INC.	2020 SW FOURTH AVENUE, 3RD FLOOR	PORTLAND, OR 97201	AGREEMENT FOR PROFESSIONAL SERVICES
2043	CINGULAR WIRELESS NATIONAL ACCOUNTS LLC	P.O. BOX 97061	REDMOND, WA 98073	IN-BUILDING SERVICE ENHANCEMENT AGREEMENT
1409	CKC CS	4933 SIERRA PINES DR.	MARIPOSA, CA 95338	GENERAL AGREEMENT
2675	CLARE COMPUTER SOLUTIONS	2580 SAN RAMON VALLEY BLVD.; SUITE B 107	SAN RAMON, CA 94583	SERVICE LEVEL AGREEMENT
1313	CLARK PEST CONTROL	ACCOUNTING OFFICE; P.O. BOX 1480	LODI, CA 95241-1480	COMMERCIAL, INDUSTRIAL PEST-A-WAY SERVICE AGREEMENT
3838	COMPUTERSHARE SHAREHOLDER SERVICES, INC.	250 ROYALL STREET	CANTAN, MA 02021	FEE AND SERVICE SCHEDULE FOR STOCK TRANSFER SERVICES
3899	COOLEY GODWARD LLP	FIVE PALO ALTO SQUARE; 3000 EL CAMINO REAL	PALO ALTO, CA 94306	PREMIUM FEE AGREEMENT
1913	CORPORATE ELECTIONS SERVICES	P.O. BOX 125	PITTSBURGH, PA 15230-0125	LETTER AGREEMENT (FOR 2008 ANNUAL SHAREHOLDER MTG.)
1040	CORPORATION FOR MANUFACTURING EXCELLENCE, MANEX	1479 SALMON WAY	HAYWARD, CA 94544	SUBCONTRACTOR AGREEMENT
3902	CORRESPONDENCE RE: FACILITIES AGREEMENT	NOT PROVIDED		EMAIL CORRESPONDENCE
1708	COWEN AND COMPANY, LLC	1221 AVENUE OF THE AMERICAS	NEW YORK, NY 10020	ENGAGEMENT LETTER
2734	CPS	475 EL CAMINO REAL; SUITE 100	SANTA CLARA, CA 95050-4300	AMENDMENT

9

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
1959	D.W. MORGAN COMPANY	P.O. BOX 10909	PLEASANTON, CA 94568	MASTER LOGISTICS AGREEMENT
1930	DAGGETT & KVISTAD	3015 HOPYARD ROAD; SUITE N	PLEASANTON, CA 94566	LETTER AGREEMENT
1929	DAGGETT & KVISTAD	3015 HOPYARD ROAD; SUITE N	PLEASANTON, CA 94566	LETTER AGREEMENT
1257	DAINIPPON SCREEN MFG. CO., LTD.	1-1 TENJINKITA-CHO TERANOUCHI-AGARU; 4-CHOME HORIKAWA-DORI KAMIGYO-KU	KYOTO, 602	EQUIPMENT PURCHASE AGREEMENT
2169	DANIEL BURNS ASSOCIATES	225 BUSH STREET; SIXTEENTH FLOOR	SAN FRANCISCO, CA 94104	ENGAGEMENT LETTER
2649	DAVID POWELL, INC.	3190 CLEARVIEW WAY; SUITE 100	SAN MATEO, CA 94402	LETTER AGREEMENT REGARDING AN EXECUTIVE SEARCH FOR A PICE PRESIDENT, FINANCE AND CORPORATE CONTROLLER.
2213	DELOITTE & TOUCHE LLP	50 FREMONT STREET	SAN FRANCISCO, CA 94105-2230	ENGAGEMENT LETTER
2378	DELOITTE & TOUCHE LLP	SUITE 600; 225 WEST SANTA CLARA STREET	SAN JOSE, CA 95113-1728	ENGAGEMENT LETTER
2216	DELOITTE FINANCIAL ADVISORY SERVICES LLP	50 FREMONT STREET	SAN FRANCISCO, CA 94105-2230	ENGAGEMENT LETTER
2192	DELOITTE FINANCIAL ADVISORY SERVICES LLP	80 FREMONT STREET	SAN FRANCISCO, CA 94105	ENGAGEMENT LETTER
2217	DELOITTE FINANCIAL ADVISORY SERVICES LLP	50 FREMONT STREET	SAN FRANCISCO, CA 94105-2230	ENGAGEMENT LETTER
2215	DELOITTE FINANCIAL ADVISORY SERVICES LLP	50 FREMONT STREET	SAN FRANCISCO, CA 94105-2230	ENGAGEMENT LETTER
2214	DELOITTE FINANCIAL ADVISORY SERVICES LLP	50 FREMONT STREET	SAN FRANCISCO, CA 94105-2230	ENGAGEMENT LETTER

10

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
2354	DELYSE NASH & ASSOCIATES	95 SOUTH MARKET ST.	SAN JOSE, CA 95113	AGENCY AGREEMENT
1494	DEVCON CONSTRUCTION, INC.	690 GIBRALTAR DR	MILPITAS, CA 95035	OWNER CHANGE ORDERS (TO STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR)
1493	DEVCON CONSTRUCTION, INC.	690 GIBRALTAR DR	MILPITAS, CA 95035	STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR
3105	DISCOVERY TRAVEL MANAGEMENT	924 WEST FREMONT AVENUE	SUNNYVALE, CA 94087	TERMINATION AGREEMENT
2760	DLC, INC.	1342 WHITE DR.	SANTA CLARA, CA 95051	SERVICES AGREEMENT
1407	DMH INTERNATIONAL, LLC	113 27TH ST. UNIT B	MANHATTAN BEACH, LA 90266	PURCHASE AGREEMENT
2096	DONAHOE ADVISORY ASSOCIATES	9900 BELWARD CAMPUS DRIVE; SUITE 175	ROCKVILLE, MD 20850	ENGAGEMENT LETTER RE: BOARD INDEPENDENT STOCK REVIEW
1446	E*TRADE FINANCIAL CORPORATION	4500 BOHANNON DR.	MENLO PARK, CA 94025	OPTIONSLINK SERVICES AGREEMENT
0022	ELECTRO MECHANICAL SOLUTIONS, INC.	12904 DUPONT CIRCLE	TAMPA, FL 33626	PRODUCT PURCHASE AGREEMENT
0023	ELECTRO MECHANICAL SOLUTIONS, INC.	12904 DUPONT CIRCLE	TAMPA, FL 33626	LETTER RE: SALE OF ASSETS TO EMS
3901	EMCOR FACILITIES SERVICES, INC.	555 ANTON BLVD.; 10TH FLOOR	COSTA MESA, CA 92626	AMENDMENT 1 TO FACILITIES MANAGEMENT AGREEMENT.
3846	ENVISEN	NOT PROVIDED		PURCHASE ORDER AGREEMENT
4065	EPR TECHNOPOWER B.V.	P.O. BOX 6552; NL- 6503 GB NIJMEGEN		END-USER PURCHASE AGREEMENT

11

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0132	EQUANT NETWORK SERVICES, INC.	3100 CUMBERLAND BLVD; SUITE 1200	ATLANTA, GA 30339	TERMSA AND CONDITIONS FOR MANAGED DATA NETWORK SERVICES, INCLUDING AMENDMENT A
2299	ERNST & YOUNG LLP	303 ALMADEN BOULEVARD	SAN JOSE, CA 95110	ENGAGEMENT LETTER
3848	ETC COMPANY	NOT PROVIDED		OEM PURCHASE AGREEMENT
3084	EUNIVERSITY.COM	198 S. MURPHY AVENUE	SUNNYVALE, CA 94086	LETTER OF TERMINATION
3849	EUROPEAN PLASMA	NOT PROVIDED		OEM PURCHASE AGREEMENT
0820	FAB AUTOMATION SERVICES, LTD.	UNIT 8 PENTWYN ISAF	ENERGLYN CAERPHILLY, CF83 2NR	INTERNATIONAL SERVICE REPRESENTATIVE AGREEMENT
2413	FACILICORP.	1631 WILLOW STREET, SUITE 105	SAN JOSE, CA 95125	QUOTATION FOR PROGRAMMING STUDY
2412	FACILICORP.	1631 WILLOW STREET, SUITE 105	SAN JOSE, CA 95125	QUOTATION FOR PROJECT MANAGEMENT SERVICES
2306	FACILITIES MAINTENANCE SERVICES	266 GIFFORD AVENUE	SAN JOSE, CA 95110	GENERAL SERVICE CONTRACT
2674	FASTPITCH VIDEO SERVICES	1295 IDYLBERRY ROAD	SAN RAFAEL, CA 94903	STREAMING CONTENT ORDER FORM
1423	FEDEX	P.O.BOX 1140	MEMPHIS, TN 381011140	CORPORATE PRICING PROGRAM AGREEMENT
3897	FEDEX INTERNATIONAL	2650 THOUSAND OAKS BLVD.; SUITE 3100	MEMPHIS, TN 38118	FEDEX INTERNATIONAL ECONOMY FREIGHT & FEDEX INTERNATIONAL ECONOMY HEAVYWEIGHT PRICING PROGRAM AGREEMENT
1074	FEI COMPANY	5350 NE DAWSON CREEK DRIVE	HILLSBORO, OR 97124	PROFESSIONAL SERVICES AGREEMENT

12

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
1837	FENWICK & WEST LLP	TWO PALO ALTO SQUARE	PALO ALTO, CA 94306	JOINT REPRESENTATION AGREEMENT AND CONFLICT WAIVER
1836	FENWICK & WEST LLP	TWO PALO ALTO SQUARE	PALO ALTO, CA 94306	JOINT REPRESENTATION AGREEMENT AND CONFLICT WAIVER
0001	FIDUCIARY ASIA	36 ROBINSON ROAD; #13-04 CITY HOUSE	SINGAPORE, 06887	ENGAGEMENT AGREEMENT
1819	FINANCIAL INTELLIGENCE LLC	3300 HILLVIEW AVE; SUITE 170	PALO ALTO, CA 94304	CONSULTING AGREEMENT
2233	FLEHR HOHBACH TEST ALBRITTON & HERBERT LLP	FOUR EMBARCADERO CENTER; SUITE 3400	SAN FRANCISCO, CA 94111	AGREEMENT FOR LEGAL SERVICES
0807	FLEXTRONICS	LEVEL 3, ALEXANDER HOUSE; 35 CYBERCITY	EBENE, MAURITIUS	AMENDMENT NO. 7
2117	FSI INTERNATIONAL, INC.	355 SWIFT AVE.	S. SAN FRANCISCO, CA 94080	AGREEMENT
2097	FUSION SYSTEMS CORPORATION	7600 STANDISH PLACE	ROCKVILLE, MD 20855	CROSS LICENSE AGREEMENT
3043	GARTNER, INC.	56 TOP GALLANT ROAD	STAMFORD, CT 06904	2009 MASTER CLIENT AGREEMENT
0500	GE CAPITAL	1010 THOMAS EDISON BLVD. SW	CEDAR RAPIDS, IA 52404	NOTICE OF TERMINATION LETTER
0502	GE CAPITAL	1010 THOMAS EDISON BLVD. SW	CEDAR RAPIDS, IA 52404	TOTAL IMAGE AGREEMENT (THIS IS IN RELATION TO THE PRINT, INC. AGREEMENT #II F 37) GE CAP AGMT # 7123046-001
0501	GE CAPITAL	1010 THOMAS EDISON BLVD. SW	CEDAR RAPIDS, IA 52404	PAY OFF NOTICES FOR VARIOUS EQUIPMENT. (SEE FILE)
0809	GELCO INFORMATION NETWORK, INC.	10700 PRAIRIE LAKES DRIVE	EDEN PRAIRIE, MN 55344-3886	EXPENSELINK AND RECEIPT MANAGEMENT SERVICES AGREEMENT

13

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
3857	G-ELECTRONICS	NOT PROVIDED		AMDMENT TO OEM PURCHASE AGMT EXTENDS OEM OUT TO MAY 14, 2008
1009	G-ELECTRONICS LTD	3, TEFUTSOT ISRAEL STREET	GIVATAYIM, 53583	MANUFACTURER’S EXCLUSIVE REPRESENTATIVE AGREEMENT
3416	GENUITY MANAGED SERVICES, LLC	225 PRESIDENTIAL WAY	WOBURN, MA 01801	MASTER AGREEMENT FOR GENUITY SERVICES
1798	GH & ASSOCIATES	1101 EMERSON	PALO ALTO, CA 94301	PROPOSAL AND TS & CS — TO BUILD BOOTHS AT JAPAN SEMICON
2496	GLOBALSTAR TRAVEL MANAGEMENT	2107 NORTH FIRST STREET	SAN JOSE, CA 95131	LETTER TO ALLOW INFORMATION TO GO TO PRISM GROUP
2122	GRAY CARY WARE & FREIDENRICH LLP	400 CAPITOL MALL; SUITE 2400	SACRAMENTO, CA 95814-4428	ENGAGEMENT LETTER
3359	GROTTO USA, INC.	671 BREA CANYON RD., SUITE #2	WALNUT, CA 91789	END-USER PURCHASE AGREEMENT
0121	HASP SL SOFTWARE (ALADDIN KNOWLEDGE SYSTEMS, INC.)	2920 NORTH ARLINGTON HEIGHTS ROAD	ARLINGTON HEIGHTS, IL 60004- 1515	HOSTING AGREEMENT
1106	HAYNES & BOONE	ONE HOUSTON CENTER; 1221 MCKINNEY STREET, SUITE 2100	HOUSTON, TX 77010-2007	ENGAGEMENT LETTER
2878	HEDGETRACKERS, LLC	14407 BIG BASIN WAY, SUITE A	SARATOGA, CA 95070	AGREEMENT FOR FOREIGN EXCHANGE RISK MANAGEMENT SERVICES
1341	HEIDRICK & STRUGGLES	633 WEST FIFTH STREET; SUITE 3300	LOS ANGELES, CA 90071	LETTER AGREEMENT
0625	HEWLETT-PACKARD COMPANY	1000 NORTH EAST CIRCLE BLVD.; MAIL STOP 323F	CORVALLIS, OR 97330	SMIF SYSTEM LICENSE AGREEMENT

14

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0624	HEWLETT-PACKARD COMPANY	1000 NE CIRCLE BLVD.	CORVALLIS, OR	HCS SCOPE OF WORK
0623	HEWLETT-PACKARD COMPANY	1000 NE CIRCLE BLVD.	CORVALLIS, OR	HALO COLLABORATION STUDIO AGREEMENT
2931	HHNEC	NO. 1188 CHUANQIAO ROAD	SHANGHAI, PUDONG	PURCHASE CONTRACT 2005HHNEC58-27003MR
1654	HITACHI, LTD.	ATTN:ACCTS PAYABLE; 460 W. MIDDLEFIELD RD	MOUNTAINVIEW, CA 94043	SPECIAL TERMS AND CONDITIONS FOR ONE UNIT OF LPX VERSAPORT PRODUCT FOR HITACHI, LTD
1254	HITACHI-HIGH TECHNOLOGIES EUROPE GMBH	ATTN: ACCOUNTS PAYABLE; EUROPARK FICHTENHAIN A 12	KREFELD, 47807	OEM COMPONENT PURCHASE AGREEMENT
3852	HOLIOK MICROELECTRONICS, INC.	NOT PROVIDED		ASYST PROBE AGREEMENT
2293	HOPKINS & CARLEY	P.O. BOX 1469	SAN JOSE, CA 95109-1469	ENGAGEMENT LETTER
2292	HOPKINS & CARLEY	P.O. BOX 1469	SAN JOSE, CA 95109-1469	PROFESSIONSAL SERVICES AGREEMENT
1821	HP	3000 HANOVER STREET	PALO ALTO, CA 94304	AMENDMENT NO. 1 TO CAPITAL EQUIPMENT PURCHASE AGREEMENT
1822	HP	3000 HANOVER STREET	PALO ALTO, CA 94304	AMENDMENT NO. 3 TO CAPITAL EQUIPMENT PURCHASE AGREEMENT, DATED FEBRUARY 25, 2002. (NOT SIGNED BY HP). (INCLUDED IN FILE ABOVE).
2194	HUDSON GLOBAL RESOURCES MANAGEMENT, INC.	595 MARKET STREET; SUITE 2500A	SAN FRANCISCO, CA 94105	CONTINGENT RECRUITMENT AGREEMENT
2911	HUFF COMMUNICATIONS	29251 N HAYDEN ROAD	SCOTTSDALE, AZ 85266-2219	SOFTWARE DEVELOPMENT AGREEMENT

15

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
2924	HYNIX SEMICONDUCTOR, INC.	891, DAECHI-DONG; KANGNAM-KU	SEOUL,	DOCUMENT NONCOMPLIANCE SHEET WITH RESPECT TO HIF 4500008518, HIF4500008522 AND HIF4500008523)
1263	HYNIX SEMICONDUCTOR, INC.	SAN 136-1, AMI-RI, BURBAI-EUB; ICHON-SHI	KYUNGKI-DO, 360-725	CONTRACT (HIF4500008522 & HIF4500008523)
2925	HYNIX SEMICONDUCTOR, INC.	891, DAECHI-DONG; KANGNAM-KU	SEOUL,	SPARTAN SOFTER FINAL ACCEPTANCE TEST PLAN
3855	HYNIX SEMICONDUCTOR, INC.	SCOTT G. PAULL		CONTRACT (HIF4500008518)
1496	HYUNDAI	510 COTTONWOOD DRIVE	MILPITAS, CA 95035	ASYST COMMITMENT TO HYUNON-DISCLOSURE AGREEMENTI
1495	HYUNDAI ELECTRONICS INDUSTRIES CO., LTD.	510 COTTONWOOD DRIVE	MILPITAS, CA 95035	CONTRACT FOR THE SUPPLY OF ASYST-SMIF, WAFER MANAGEMENT, AUTOMATION SYSTEMS
1497	HYUNDAI MICROELECTRONIC PRODUCTS, INC.	510 COTTONWOOD DRIVE	MILPITAS, CA 95035	CONSENT TO THE ASSIGNMENT OF CONTRACTS BY NCR MICROELECTRONIC PRODUCTS DIVISION OF AT&T GLOBAL INFORMATION SOLUTIONS COMPANY
0795	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	EQUIPMENT PURCHASE MASTER AGREEMENT (NO. 03820)
0797	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	IBM BETA SITE AGREEMENT MADE AS AN ATTACHMENT TO THE EQUIPMENT PURCHASE MASTER AGREEMENT.
0798	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	AGREEMENT RELATING TO THE ASSIGNMENT OF PROCURMENT AGREEMENTS TO ESDC.

16

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0793	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	TERMINATION OF LEVEL 1 AND LEVEL 2 SERVICES
0796	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	VOLUME PURCHASE AGREEMENT, DATED JANUARY 5, 2000, MADE AS AN ATTACHMENT TO THE EQUIPMENT PURCHASE MASTER AGREEMENT
0791	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	IBM CUSTOMER AGREEMENT — AMENDMENT FOR IBM AS SUBCONTRACTOR
0794	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	CUSTOMER AGREEMENT
0792	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	IBM GLOBAL SERVICES PROPOSAL TO PROVIDE HOURLY SERVICES
0790	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	IBM CUSTOMER AGREEMENT
1052	ICOS VISION SYSTEMS, NV	ESPERANTOLAAN 8	HEVERLEE, 3001	END-USER PURCHASE AGREEMENT
0433	IFF, INC./LAUREL TECHNICAL SERVICES	10 EL CAMINO REAL; SAN CORLOS	CA, 94070	AGREEMENT
0082	INACOM CORP.	1350 SOUTH LOOP RD. STE. 150	ALAMEDA, CA 94502	MASTER AGREEMENT
2685	INFINEON TECHNOLOGIES RICHMOND	ATTN: ACCOUNTS PAYABLE; 6000 TECHNOLOGY BLVD.	SANDSTON, VA 23150	TOOL FINAL ACCEPTANCE (PO 400061714)
2686	INFINEON TECHNOLOGIES RICHMOND	ATTN: ACCOUNTS PAYABLE; 6000 TECHNOLOGY BLVD.	SANDSTON, VA 23150	ACCEPTANCE SIGNATURE PAGES
2682	INFINEON TECHNOLOGIES RICHMOND	ATTN: ACCOUNTS PAYABLE; 6000 TECHNOLOGY BLVD.	SANDSTON, VA 23150	COMMERCIAL EQUIPMENT PURCHASE SPECIFICATION

17

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
2683	INFINEON TECHNOLOGIES RICHMOND	ATTN: ACCOUNTS PAYABLE; 6000 TECHNOLOGY BLVD.	SANDSTON, VA 23150	NON COMPLIANCE DOCUMENT
2684	INFINEON TECHNOLOGIES RICHMOND	ATTN: ACCOUNTS PAYABLE; 6000 TECHNOLOGY BLVD.	SANDSTON, VA 23150	TOOL FINAL ACCEPTANCE (PO 400061714)
0207	INKS PRODUCTION COMPANY, INC.	2219 WESTLAKE DRIVE #200	AUSTIN, TX 78746	PRODUCTION AGREEMENT
1189	INNOTECH CORPORATION	3-17-6 SHIN-YOKOHAMA; KOUHOKU-KU, YOKOHAMA-SHI	KANAGAWA, 222-8580	SUPPLEMENTAL SERVICE AGREEMENT
0097	INNOVATIVE TECHNOLOGY PARNERSHIPS, LLC	#2 SAN RAFAEL AVE. NE	ALBUQUERQUE, NM 87122	OEM PURCHASE AGREEMENT
3152	INOTERA MEMORIES INC.	201, TUNG HWA N. ROAD	TAIPEI,	COMMERCIAL EQUIPMENT PURCHASE SPECIFICATION
0512	INTEL	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	PURCHASE AGREEMENT CAPITAL EQUIPMENT AND SERVICES (C-71588)
0519	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 2 TO PURCHASE AGREEMENT
0531	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT NO. 7
0529	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMETN NO. 5
0527	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 2 TO PURCHASE AGREEMENT — ADDENDUM B
0525	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 1 TO SCOPE OF WORK AGREEMENT
0524	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 10 TO PURCHASE AGREEMENT

18

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0523	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 8 TO PURCHASE AGREEMENT
0522	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 5 TO PURCHASE AGREEMENT
0532	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT NO. 8
0520	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 3 TO PURCHASE AGREEMENT
0530	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT NO. 6
0518	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 1 TO PURCHASE AGREEMENT
0517	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT NO. 1 TO PURCHASE AGREEMENT
0516	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	SCOPE OF WORK AGREEMENT FOR EQUIPMENT SERVICE.NEW MEXICO
0515	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 3
0514	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 2
0528	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT NO. 3
0521	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 4 TO PURCHASE AGREEMENT
0526	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	SCOPE OF WORK AGREEMENT FOR EQUIPMENT SERVICE — D1D
0513	INTEL CORPORATION	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 1
0509	INTEL CORPORATION / ASYST SHINKO	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	PURCHASE AGREEMENT CAPITAL EQUIPMENT AND SERVICES (C-8756)

19

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0510	INTEL CORPORATION / ASYST SHINKO	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 3 TO EQUIPMENT AND SERVICE PURCHASE AGREEMENT NO. 8756
0511	INTEL CORPORATION / ASYST SHINKO	5000 WEST CHANDLER BOULEVARD	CHANDLER, AZ 85226	AMENDMENT 4 TO EQUIP AND SRVCS PURCH. AGMT NO C-8756
1101	INTERNATIONAL BUSINESS MACHINES — IBM	2070 ROUTE 52; MS 93A	HOPEWELL JUNCTION, NY 12533	AMENDMENT TO PAYMENT TERMS
3840	INTEVAC, INC.	NOT PROVIDED		OEM PURCHASE AGREEMENT
3859	INTEVAC, INC.	NOT PROVIDED		OEM COMPONENT PURCHASE AGREEMENT
1698	INVESTORCOM, INC.	110 WALL STREET; 24TH FLOOR	NEW YORK, NY 10005	STOCK SURVEILLANCE LETTER OF AGREEMENT
1697	INVESTORCOM, INC.	110 WALL STREET; 24TH FLOOR	NEW YORK, NY 10005	PROXY SOLICTATION LETTER OF AGREEMENT
3400	IVS ASSOCIATES	1925 LOVERING AVENUE	WILMINGTON, DE 19806	AGREEMENT (FOR 2008 ANNUAL SHAREHOLDER MEETING)
1167	JENOPTIK GMBH	PRUSSINGSTRASSE 41	JENA, D-07739	LICENSE AGREEMENT
2613	KLA TENCOR	160 RIO ROBLES; PO BOX 49055	SAN JOSE, CA 95161	ASYST ISOPORT ADOPTION PROPOSAL
2584	KLA-TENCOR	160 RIO ROBLES	SAN JOSE, CA 95134	PURCHASE AGREEMENT
2612	KLA-TENCOR	160 RIO ROBLES; PO BOX 49055	SAN JOSE, CA 95161	PURCHASE AGREEMENT ADDENDUM
2608	KLA-TENCOR CORPORATION	160 RIO ROBLES; PO BOX 49055	SAN JOSE, CA 95161	ADDENDUM TO PURCHASE AGREEMENT
1562	KLA-TENCOR CORPORATION	1 TECHNOLOGY DRIVE	MIPITAS, CA 95035	ADDENDUM TO PURCHASE AGREEMENT

20

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
2609	KLA-TENCOR CORPORATION	160 RIO ROBLES; PO BOX 49055	SAN JOSE, CA 95161	EXTENSION
1563	KLA-TENCOR CORPORATION	1 TECHNOLOGY DRIVE	MIPITAS, CA 95035	ADOPTION PROPOSAL
1625	KPMG	500 E. MIDDLEFIELD ROAD	MOUNTAIN VIEW, CA 94043	SARBANES-OXLEY ASSISTANCE SERVICES LETTER AGREEMENT
0449	L.S.I. CONSTRUCTION, INC.	1875 S. BASCOM AVE.; SUITE 116-269	CAMPBELL, CA 95008	DEMOLITION CONTRACT
0873	LAM RESEARCH CORPORATION	4650 CUSHING PARKWAY	FREMONT, CA 94538	INVENTORY STOCKING AGREEMENT
0685	LC-TEC	TUNAVAGEN 281; SE-781 73 BORLANGE	DALARNA,	END USER PURCHASE AGREEMENT
1966	LIGHTSPEED INTERACTIVE	5200 FRANKLIN DRIVE	PLEASANTON, CA 94588	AGREEMENT
0035	LOGIX COMMUNICATIONS	15301 SPECTRUM DR., SUITE 330	ADDISON, TX 75001	PURCHASE AND SERVICES AGREEMENT
0774	MAGNETIC SOLUTIONS LTD.	UNIT J; FURRY PARK, SANTRY	DUBLIN 9,	OEM PURCHASE AGREEMENT
3836	MAJMUDAR & CO.	96, FREE PRESS HOUSE; FREE PRESS JOURNAL ROAD, NARIMAN POINT	MUMBAI (BOMBAY), 400 021	ENGAGEMENT LETTER
0615	MARCH PLASMA SYSTEMS	2470-A BATES AVENUE	CONCORD, CA 94520	PROFESSIONAL SERVICES AGREEMENT
3841	MARCH PLASMA SYSTEMS, INC.	NOT PROVIDED		OEM PURCHASE AGREEMENT
2631	MARINA MECHANICAL	799 THORNTON STREET	SAN LEANDRO, CA 94577	FIRST AMENDMENT TO INDEPENDENT CONTRACTOR SERVICES AGREEMENT
4028	MARS	NOT PROVIDED
2230	MARSH USA INC.	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CLIENT SERVICE AGREEMENT

21

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0872	MATTSON TECHNOLOGY, INC.	47131 BAYSIDE PARKWAY	FREMONT, CA 94538	REPLENISHMENT AGREEMENT
0874	MATTSON TECHNOLOGY, INC.	47131 BAYSIDE PARKWAY	FREMONT, CA 94538	AMENDMENT 1 TO SCOPE OF WORK DATED 10/01/05
0925	MATTSON TECHNOLOGY, INC.	47131 BAYSIDE PARKWAY	FREMONT, CA 94538	GLOBAL SUPPORT AGREEMENT FOR ASYST SPARTAN EFEM
0923	MATTSON TECHNOLOGY, INC.	47131 BAYSIDE PARKWAY	FREMONT, CA 94538	AMENDMENT 3 TO SCOPE OF WORK DATED 10/01/05
3831	MAXWELL CONSULTING	NOT PROVIDED		LETTER AGREEMENT
3033	MERRILL COMMUNICATIONS, LLC	ONE MERRILL CIRCLE	ST. PAUL, MN 55108	TRANSLATIONS SERVICES AGREEMENT
1818	MERRILL LYNCH	3075 B HANSEN WAY	PALO ALTO, CA 94304	ENGAGEMENT LETTER
1820	MERRILL LYNCH GLOBAL MARKETS INVESTMENT BANKING	3075 B HANSEN WAY	PALO ALTO, CA 94304	ENGAGEMENT LETTER
1815	MERRILL LYNCH TRUST	3075 B HANSEN WAY	PALO ALTO, CA 94304	NONQUALIFIED DEFERRED COMPENSATION PLAN TRUST AGREEMENT
3847	METROSOL, INC.	NOT PROVIDED		OEM PURCHASE AGREEMENT
0849	MICRONAS GMBH	HANS-BUNTE-STRASSE 19	FREIBURG, D-79108	PROFESSIONAL SERVICES AGREEMENT
2072	MICROSOFT CORPORATION	6100 NEIL ROAD	RENO, NV 89511-1137	APPROVAL OF AGREEMENT
0459	MOHLER, NIXON & WILLIAMS	635 CAMPBELL TECHNOLOGY PARKWAY, SUITE 100	CAMPBELL, CA 95008-5059	ENGAGEMENT LETTER

22

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0458	MOHLER, NIXON & WILLIAMS	635 CAMPBELL TECHNOLOGY PARKWAY; SUITE 100	CAMPBELL, CA 95008-5050	ENGAGEMENT LETTER
1415	MONSTER.COM	5 CLOCK TOWER PLACE; 5TH FLOOR	MAYNARD, MA 01754	PROPOSAL FOR ASYST
1834	MORRISON & FOERSTER	755 PAGE MILL ROAD	PALO ALTO, CA 94304-1018	ENGAGEMENT LETTER TO PERFORM SRVC ON BEHALF OF AUDIT COMMITTEE
0024	MOSEL VITELIC INC.	HSIN CHU		ASYST PROBE AGREEMENT
3231	MOTOROLA (CHINA) ELECTRONICS LTD.	ATTN: ACCOUNTS PAYABLE ATC-03; 10 4TH AV, TEDA	TIANJIN, 300457	VENDOR ACKNOWLEDGE.
3232	MOTOROLA (CHINA) ELECTRONICS LTD.	ATTN: ACCOUNTS PAYABLE ATC-03; 10 4TH AV,TEDA	TIANJIN, 300457	SUPPLIER COMPANY PROFILE.
2951	MSP CORPORATION	5910 RICE CREEK PARKWAY, SUITE 300	SHOREVIEW, MN 55126	PROFESSIONAL SERVICES AGREEMENT
2952	MSP CORPORATION	5910 RICE CREEK PARKWAY, SUITE 300	SHOREVIEW, MN 55126	AMENDMENT 1 TO PROFESSIONAL SERVICES AGREEMENT
3853	MTC CARGO GMBH	NOT PROVIDED		WAREHOUSE CONTRACT
3167	NANYA TECHNOLOGY CORP	HWA YA TECHNOLOGY PARK; 669, FU HSING 3RD RD., KUEISHAN, TAOYUAN 333	TAIWAN,	COMMERCIAL EQUIPMENT PURCHASE SPECIFICATION
0691	NATIONAL TELESYSTEMS	10625 NEWKIRK ST.; SUITE 220	DALLAS, TX 75220	PURCHASE AGREEMENT
2105	NEC ELECTRONICS, INC.	7501 FOOTHILLS BOULEVARD	ROSEVILLE, CA 95747	EQUIPMENT PURCHASE SPECIFICATION AND SERVICES (EESP-F3-SM003)
1964	NILES KVISTAD & COMPANY	3015 HOPYARD RD.; SUITE S	PLEASANTON, CA 94588	LETTER AGREEMENT

23

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
1578	NORTHERN CALIFORNIA TRAINING COUNCIL	659 ABREYO ST.	MONTEREY, CA 93940	MEMBERSHIP AGREEMENT
1965	NSITE SOFTWARE, INC.	7031 KOLL CENTER PARKWAY; SUITE 250	PLEASANTON, CA 94588	SERVICES AGREEMENT
2352	OFF-SITE RECORD MANAGEMENT, INC.	1959 MONTEREY ROAD	SAN JOSE, CA 95112-6119	CONTAINER STORAGE/RECORD MANAGEMENT SERVICE AGREEMENT AMENDMENT
0148	OGLETREE DEAKINS	ONE CONGRESS PLAZA; 111 CONGRESS AVENUE, 4TH FLOOR	AUSTIN, TX 78701	ENGAGEMENT LETTER
2248	O’MELVENY & MYERS LLP	EMBARCADERO CENTER WEST; 275 BATTERY STREET	SAN FRANCISCO, CA 94111-3305	ENGAGEMENT LETTER
1814	OPPENHEIMER WOLFF & DONNELLEY LLP	DONNELLY LLP; 1400 PAGE MILL ROAD	PALO ALTO, CA 94304	ENGAGEMENT LETTER
0869	OWENS DESIGN, INC.	47757 FREMONT BLVD.	FREMONT, CA 94538	AMENDMENT NO. 1 TO ENGINEERING SERVICES AGREEMENT
2267	PACIFIC BELL NETWORK INTEGRATION	P.O.BOX 39000; DEPT. 05716	SAN FRANCISCO, CA 94139-5716	STATEMENT OF WORK FOR ASYST WAREHOUSE IMPLEMENTATION
2268	PACIFIC BELL TELEPHONE COMPANY	P.O.BOX 39000; DEPT. 05716	SAN FRANCISCO, CA 94139-5716	CONVENIENCE LINE SERVICE AGREEMENT
2298	PAGLIARO/KUHLMAN	333 W. SAN CARLOS; SUITE 1600	SAN JOSE, CA 95110	AGENCY SERVICE AGREEMENT
2218	PALACE HOTEL	2 NEW MONTGOMERY STREET	SAN FRANCISCO, CA 94105-3402	CATERING CONTRACT
1687	PARAMETRIC TECHNOLOGY	140 KENDRICK STREET	NEEDHAM, MA 02494	STATEMENT OF WORK
CORPORATION PTC

24

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
1686	PARAMETRIC TECHNOLOGY CORPORATION PTC	140 KENDRICK STREET	NEEDHAM, MA 02494	STATEMENT OF WORK
1685	PARAMETRIC TECHNOLOGY CORPORATION PTC	140 KENDRICK STREET	NEEDHAM, MA 02494	STATEMENT OF WORK
1590	PARAMIT CORPORATION	18735 MADRONE PARKWAY	MORGAN HILL, CA 95037	SUPPLIER QUALITY AGREEMENT
2048	PENINSULA SECURITY SERVICES	1755 E BAYSHORE RD SUITE 28B	REDWOOD CITY, CA 94063	CLIENT AGREEMENT NO. 2073
2049	PENINSULA SECURITY SERVICES	1755 E BAYSHORE RD SUITE 28B	REDWOOD CITY, CA 94063	CLIENT AGREEMENT NO. 2074
0574	PENNWELL CORPORATION	21428 NETWORK PLACE	CHICAGO, IL 60673-1214	SPEAKER AGREEMENT AND MATERIALS RELEASE
2273	PG&E	77 BEALE ST.	SAN FRANCISCO, CA 94177	AGREEMENT TO PERFORM TARIFF SCHEDULE RELATED WORK
2274	PG&E	77 BEALE ST.	SAN FRANCISCO, CA 94177	AGEEMENT FOR INSTALLATION OR ALLOCATION OF SPECIAL FACILITIES
2275	PG&E	77 BEALE ST.	SAN FRANCISCO, CA 94177	DISTRIBUTION SERVICE AND EXTENSION AGREEENT
2120	PILLSBURY WINTHROP LLP	400 CAPITOL MALL; SUITE 1700	SACRAMENTO, CA 95814-4419	ENGAGEMENT LETTER
2121	PILLSBURY WINTHROP LLP	400 CAPITOL MALL; SUITE 1700	SACRAMENTO, CA 95814-4419	NOTICE REGARDING MOVE TO PILLSBURY
3025	PITNEY BOWES	1313 NORTH ATLANTIC 3RD. FL.	SPOKANE, WA 99201-2303	SERVICE AGREEMENT
0630	PITTIGLIO RABIN TODD & MCGRATH (PRTM)	650 TOWN CENTER DRIVE, SUITE 820	COSTA MESA, CA 92626	LETTER RE: FAILURES RE: SOLECTRON

25

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0850	PLANAR SEMICONDUCTOR	47697 (ILLEGIBLE); SUITE 100	FREMONT, CA	OEM PURCHASE AGREEMENT
1041	PLASTIKON INDUSTRIES, INC.	30260 SANTUCCI CT.	HAYWARD, CA 94544	SUPPLIER QUALITY AGREEMENT
3155	PLATINUM INTERNATIONAL CONSULTANTS, LTD	4F-8, NO 205, TUN HWA NORTH ROAD	TAIPEI, 105	RECRUITMENT/PLACEMENT AGENCY AGREEMENT
2442	POSITIO INVESTOR & PUBLIC RELATIONS, INC.	1346 THE ALAMEDA SUITE 7	SAN JOSE, CA 95126-5006	TERMINATION NOTICE
2050	POSTINI	510 VETERANS BLVD	REDWOOD CITY, CA 94063	AMENDMENT TO POSTINI SERVICES AGREEMENT
0576	POWERWARE GLOBAL SERVICES	P.O. BOX 93810	CHICAGO, IL 60673-3810	TERMS AND CONDITIONS OF SALE FOR ALL BATTERY UPGRADES AND RELATED ACTIVITIES
0575	POWERWARE GLOBAL SERVICES	P.O. BOX 93810	CHICAGO, IL 60673-3810	TERMS AND CONDITIONS OF SALE
2626	PRG SCHULTZ, USA, INC.	26311 JUNIPERO SERRA ROAD; SUITE 200	SAN JUAN CAPISTRANO, CA 92675	PROFESSIONAL SERVICES AGREEMENT
2185	PRICEWATERHOUSECOOPERS LLP	199 FREMONT STREET	SAN FRANCISCO, CA 94105	AGREEMENT
2186	PRICEWATERHOUSECOOPERS LLP	199 FREMONT STREET	SAN FRANCISCO, CA 94105	STATEMENT OF WORK TO IMPLEMENT SIEBEL ECHANNEL
2187	PRICEWATERHOUSECOOPERS LLP	199 FREMONT STREET	SAN FRANCISCO, CA 94105	AGREEMENT REGARDING PHASE 1A STATEMENT OF WORK TO IMPLEMENT SIEBEL PRODUCT CONFIGURATOR
2197	PRICEWATERHOUSECOOPERS LLP	199 FREMONT STREET	SAN FRANCISCO, CA 94105	ENGAGEMENT LETTER
2188	PRICEWATERHOUSECOOPERS LLP	199 FREMONT STREET	SAN FRANCISCO, CA 94105	STATEMENT OF WORK #4 REGARDING IMPLEMENT SIBEL PRICING & QUOTING

26

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
2189	PRICEWATERHOUSECOOPERS LLP	199 FREMONT STREET	SAN FRANCISCO, CA 94105	STATEMENT OF WORK #5 REGARDING CONTINUING IMPLEMENTATION OF THE SIEBEL CRM SOLUTION AND SUPPORT
2196	PRICEWATERHOUSECOOPERS LLP	199 FREMONT STREET	SAN FRANCISCO, CA 94105	ENGAGEMENT LETTER
2355	PRICEWATERHOUSECOOPERS LLP	TEN ALMADEN BOULEVARD; SUITE 1600	SAN JOSE, CA 95113	ENGAGEMENT LETTER
0980	PRICEWATERHOUSECOOPERS LLP	FIRST POINT; BUCKINGHAM GATE	GATWICK, RH6 0PP	ENGAGEMENT LETTER RE: ASYST EUROPE
2193	PRICEWATERHOUSECOOPERS LLP	199 FREMONT STREET	SAN FRANCISCO, CA 94105	ENGAGEMENT LETTER (FY 2007 AUDIT)
2191	PRICEWATERHOUSECOOPERS LLP	199 FREMONT STREET	SAN FRANCISCO, CA 94105	ENGAGEMENT LETTER (FY06 AUDIT)
1216	PRINT, INC.	11255 KIRKLAND WAY, SUITE 3000	KIRKLAND, WA 98033	NOTICE OF TERMINATION LETTER
1215	PRINT, INC.	11255 KIRKLAND WAY; SUITE 3000	KIRKLAND, WA 98033	SERVICE MANAGEMENT AGREEMENT
1958	PROBUSINESS	ACCOUNTS REC. 4125 HOPYARD RD	PLEASANTON, CA 94568	PAYROLL WORKCENTER AGREEMENT
2384	PROFESSIONAL SOFTWARE CONSULTANTS, INC.	4718 MERIDIAN, SUITE 253	SAN JOSE, CA 95118	AGREEMENT FOR PLACEMENT SERVICES
2385	PROFESSIONAL SOFTWARE CONSULTANTS, INC.	4718 MERIDIAN, SUITE 253	SAN JOSE, CA 95118	AGREEMENT FOR CONTRACTING SERVICES
2383	PROFESSIONAL SOFTWARE CONSULTANTS, INC.	4718 MERIDIAN AVENUE, SUITE 253	SAN JOSE, CA 95118	RECRUITING SERVICES AGREEMENT
2037	PROTECTION SERVICE INDUSTRIES, L.P.	10535 FOOTHILL BLVD.; SUITE 350	RANCHO CUCAMONGA, CA 91710	RIDER AGREEMENT

27

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
2036	PROTECTION SERVICE INDUSTRIES, L.P.	10535 FOOTHILL BLVD.; SUITE 350	RANCHO CUCAMONGA, CA 91710	COMMERCIAL AGREEMENT
2353	PROTIVITI INC.	10 ALMADEN BLVD.; SUITE 175	SAN JOSE, CA 95113	LETTER AGREEMENT
0131	QCEPT TECHNOLOGIES, INC.	75 FIFTH STREET NW, SUITE 740	ATLANTA, GA 30308-1030	PROFESSIONAL SERVICES AGREEMENT
2681	QIMONDA	6000 TECHNOLOGY BOULEVARD	SANDSTON, VA 23150	SERVICES AGREEMENT
2689	QIMONDA	6000 TECHNOLOGY BLVD.	SANDSTON, VA 23150	QUESTIONNAIRE
2687	QIMONDA AKS: INFINEON TECHNOLOGIES RICHMOND	ATTN: ACCOUNTS PAYABLE; 6000 TECHNOLOGY BLVD.	SANDSTON, VA 23150	NOTICE OF NAME CHANGE TO QIMONON-DISCLOSURE AGREEMENT
4066	QIMONDA RICHMOND, LLC	NOT PROVIDED		AMEND 1 PROFESSIONAL SERVICES AGREEMENT
2017	QUALITY SOFTWARE SOLUTIONS, INC.	1515 N. HAPPY VALLEY ROAD	PRESCOTT, AZ 86305	SERVICES AGREEMENT
3120	RABBIT OFFICE AUTOMATION	940 WEDDEL COURT	SUNNYVALE, CA 94089	MAINTENANCE AGREEMENT
1367	RAINDANCE COMMUNICATIONS INC.	1157 CENTURY DRIVE	LOUISVILLE, CO 80027	WEB AND PHONE CONFERENCING SERVICES AGREEMENT
1575	RELON HOLDINGS LIMITED	RM 804 SIMO CENTRE; 582-592 NATHAN RD., K1N	MONGKOK,	PROJECT ASSISTANCE AGREEMENT
0094	RESEARCH FOUNDATION OF SUNY	1400 WASHINGTON AVENUE; MANAGEMENT SERVICE CENTER RM 302	ALBANY, NY 12222	END-USER PURCHASE AGREEMENT
3851	REVERA, INC.	NOT PROVIDED		OEM PURCHASE AGREEMENT
3845	REVERA, INC.	NOT PROVIDED		OEM PURCHASE AGREEMENT

28

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
3828	ROBERT FLEMING PACIFIC, INC.	NOT PROVIDED		ENGAGMENT AGREEMENT
1823	RR DONNELLEY	855 CALIFORNIA AVENUE	PALO ALTO, CA 94304	DATA ROOM TERMS AND CONDITIONS
0834	RUDOLPH TECHNOLOGIES, INC.	ONE RUDOLPH ROAD	FLANDERS, NJ 07836	PROFESSIONAL SERVICES AGREEMENT
0833	RUDOLPH TECHNOLOGIES, INC.	ONE RUDOLPH ROAD	FLANDERS, NJ 07836	STATEMENT OF WORK
0330	RUDOLPH TECHNOLOGIES, INC.	4900 W. 78TH STREET	BLOOMINGTON, MN 55435	PROFESSIONAL SERVICES AGREEMENT
0577	RYDER TRUCK RENTAL, INC.	P.O. BOX 96723	CHICAGO, IL 60693	TRUCK LEASE AND SERVICE AGREEMENT
1388	SAGUARO TECHNOLOGY, INC.	30188 MORNING VIEW DRIVE	MALIBU, CA 90265	AMENDMENT NO. 1 — SOFTWARE DEVELOPMENT RESOURCE AGREEMENT
1390	SAGUARO TECHNOLOGY, INC.	30188 MORNING VIEW DRIVE	MALIBU, CA 90265	REQUEST TO EXTEND PO
1389	SAGUARO TECHNOLOGY, INC.	30188 MORNING VIEW DRIVE	MALIBU, CA 90265	SUPPLEMENT TO SOFTWARE DEVELOPMENT RESOURCE AGREEMENT
2593	SAMSUNG AMERICA, INC.	ATTN: ACCOUNTS PAYABLE; 3655 NORTH FIRST STREET	SAN JOSE, CA 95134-1713	PURCHASE ORDER
2919	SATYAM COMPUTER SERVICES LTD.	MAYFAIR CENTRE; S.P. ROAD	SECUNDERABAD, 500003	OFFSHORE DEVELOPMENT CENTRE AGREEMENT
3834	SBC CALIFORNIA	NOT PROVIDED		HICAP SPECIAL ACCESS SERVICE AGREEMENT
3898	SCCI	NOT PROVIDED		SERVICE AGREEMENT TERMS AND CONDITIONS
3854	SCI — PLANT 4	NOT PROVIDED		SUPPLIER QUALITY AGREEMENT

29

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
1270	SCI TECHNOLOGY, INC.	1000 FIELDS ROAD	LACEY’S SPRING, AL 35754	MANUFACTURING SUBCONTRACT AGREEMENT
1128	SCI TECHNOLOGY, INC.	2101 WEST CLINTON AVENUE	HUNTSVILLE, AL	FIRST AMENDMENT TO MANUFACTURING SUBCONTRACT AGREEMENT
0183	SEMATECH, INC.	2706 MONTOPOLIS DRIVE	AUSTIN, TX 78741	INTEGRATION AND AUTOMATIONS SOFTWARE TESTING AGREEMENT
3837	SEMICOM WEST	NOT PROVIDED
1089	SEMIFAB, INC.	307 FALLON ROAD	HOLLISTER, CA 95023	BILL OF SALE (AMADA PULSAR 1212)
1182	SEMITOOL, INC.	655 WEST RESERVE DRIVE	KALISPELL, MT 59912	SUPPLIER PURCHASE AGREEMENT
1180	SEMITOOL, INC.	655 WEST RESERVE DRIVE	KALISPELL, MT 59901	AMENDMENT 1 — EXTENDS PURCHASE AGMT OUT TO 12/31/10
3345	SEZ AG	SEZ-STRASSE 1	VILLACH, A-9500	SECURITY RULES
3833	SHAREHOLDER.COM	12 CLOCK TOWER PLACE; SUITE 300	MAYNARD, MA 01754	WHISTLEBLOWER HOTLINE SUBSCRIBER AGREEMENT
1175	SHINEI INTERNATIONAL PTE LTD	31 JOO KOON CIRCLE	JURONG TOWN, 629108	LETTER AGREEMENT RE: USE OF FACILITIES
3335	SHIN-ETSU HANDOTAI AMERICA, INC.	P.O. BOX 8965; 4111 NE 112TH AVENUE, MS 65-2-800	VANCOUVER, WA 98682-6776	SERVICE CONTRACTOR AGREEMENT
2586	SILICON GENESIS	61 DAGGETT DRIVE	SAN JOSE, CA 95134	PROFESSIONAL SERVICES AGREEMENT
1546	SILVERMAN, OLSON, THORVILSON & KAUFMANN	920 SECOND AVENUE SOUTH; SUITE 1550	MINNEAPOLIS, MN 55402	AGREEMENT TO PERFORM REVIEW OF ROYALTY CALCULATION

30

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
3121	SIMCO ELECTRONICS	1178 BORDEAUX DRIVE	SUNNYVALE, CA 94089	INSTRUMENT SERVICE AGREEMENT NO. 18743
2170	SINGAPORE AIRLINES	333 BUSH STREET, SUITE 1500	SAN FRANCISCO, CA 94104	AGREEMENT FOR CORPORATE FARE
0585	SLI LIGHTING SOLUTIONS, INC.	501 ATKINSON STREET	CLAYTON, NC 27520	FURNISH AND INSTALLATION AGREEMENT
1485	SOLECTRON CORPORATION	847 GIBRALTAR DRIVE	MILPITAS, CA 95035	AMENDMENT NO. 1 TO MANUFACTURING SERVICES AND SUPPLY AGREEMENT
1486	SOLECTRON CORPORATION	847 GIBRALTAR DRIVE	MILPITAS, CA 95035	AMENDMENT NO. 2 TO MANUFACTURING SERVICES AND SUPPLY AGREEMENT
1492	SOLECTRON CORPORATION	847 GIBRALTAR DRIVE	MILPITAS, CA 95035	CONSENT TO ASSIGNMENT
1489	SOLECTRON CORPORATION	847 GIBRALTAR DRIVE	MILPITAS, CA 95035	AMENDMENT NO. 5
1487	SOLECTRON CORPORATION	847 GIBRALTAR DRIVE	MILPITAS, CA 95035	AMENDMENT NO. 3
1484	SOLECTRON CORPORATION	847 GIBRALTAR DRIVE	MILPITAS, CA 95035	LETTER AGREEMENT RE: MASTER AGREEMENT
1488	SOLECTRON CORPORATION	847 GIBRALTAR DRIVE	MILPITAS, CA 95035	AMENDMENT NO. 4
1490	SOLECTRON CORPORATION	847 GIBRALTAR DRIVE	MILPITAS, CA 95035	EMBEDDED OEM THIRD PARTY INSTALLATION AGREEMENT (MICROSOFT)
1491	SOLECTRON CORPORATION	847 GIBRALTAR DRIVE	MILPITAS, CA 95035	AMENDMENT NO. 6
0618	SOLIDWORKS CORPORATION	300 BAKER AVENUE	CONCORD, MA 01742	ADDENDUM TO LICENSE AND SUBSCRIPTION SERVICE AGREEMENT
1080	SOURCE HARBOR, INC.	33 OFFICE PARK ROAD; SUITE A-310	HILTON HEAD ISLAND, SC 29928	ATTACHMENT D

31

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
1077	SOURCE HARBOR, INC.	33 OFFICE PARK ROAD; SUITE A-310	HILTON HEAD ISLAND, SC 29928	ATTACHMENT A
1076	SOURCE HARBOR, INC.	33 OFFICE PARK ROAD; SUITE A-310	HILTON HEAD ISLAND, SC 29928	HARBORFLEX ESCROW AGREEMENT
2231	SOURCE HARBOR, INC.	ONE EMBARCADERO CENTER; SUITE 600	SAN FRANCISCO, CA 94111	ATTACHMENT B
1078	SOURCE HARBOR, INC.	33 OFFICE PARK ROAD; SUITE A-310	HILTON HEAD ISLAND, SC 29928	ATTACHMENT E (ASM AMERICA)
1079	SOURCE HARBOR, INC.	33 OFFICE PARK ROAD; SUITE A-310	HILTON HEAD ISLAND, SC 29928	NOTICE OF SALE OF ASSETS TO NCC GROUP, INC.
1081	SOURCE HARBOR, INC. / INTEL CORPORATION	33 OFFICE PARK ROAD; SUITE A-310	HILTON HEAD, SC 29928	HARBORTECH ESCROW AGREEMENT
0184	SPANSION LLC	5204 E. BEN WHITE BLVD.	AUSTIN, TX 78741	LETTER TO APPLY AMD BUSINESS AGREEMENT (SEE G.55)
3115	SPANSION SDC	915 DEGUIGNE DR.; PO BOX 3453	SUNNYVALE, CA 94088	SPARTAN SORTER ACCEPTANCE DOCUMENT
2249	SQUIRE, SANDERS & DEMPSEY LLP	ONE MARITIME PLAZA, SUITE 300	SAN FRANCISCO, CA 94111-3492	CONFLICT WAIVER LETTER RE: OLYMPUS INTEGRATED TECHNOLOGIES AMERICA, INC.
2111	ST MICROELECTRONICS	190 AVENUE CELESTIN COQ.2I	ROUSSET, 13106	END-USER PURCHASE AGREEMENT
1870	STEVE SKIPWORTH — SEARCH CONSULTANT	18993 CHICKADEE CT.	PENN VALLEY, CA 95946	RETAINER PLACEMENT SERVICE AGREEMENT
1702	STRATEGIC STOCK SURVEILLANCE, LLC	331 MADISON AVENUE	NEW YORK, NY 10017	LETTER AGREEMENT
3835	STREETIQ.COM	101 LINCOLN CENTRE DRIVE; SUITE 410	FOSTER CITY, CA 94404	PERMISSION TO SYNDICATE
3211	STURGEON ELECTRIC CO.	2317 WEST HUNTINGTON DRIVE	TEMPE, AZ 85282	CONTRACT OF SERVICES — INTEL FAB32

32

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
3210	STURGEON ELECTRIC CO.	2317 WEST HUNTINGTON DRIVE	TEMPE, AZ 85282	SUBCONTRACT AGREEMENT FOR INSTALLATION SERVICES
3374	SUNGARD	1285 DRUMMERS LANE	WAYNE, PA 19087	ADDENDUM RE: CHANGE OF ADDRESS
3375	SUNGARD	1285 DRUMMERS LANE	WAYNE, PA 19087	2ND NOTICE RE: TERMINATION
3206	SYNTAX-BRILLIAN CORPORATION	1600 N. DESERT DRIVE	TEMPE, AZ 85281	OEM PURCHASE AGREEMENT
2982	SYSTEMS ON SILICON MANUFACTURING CO., PTE. LTD. (SSMC)	70 PASIR RIS DRIVE INDUSTRIAL 1	SINGAPORE, 519527	CONDITIONS FOR CONTRACT FOR SERVICES
1120	TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.	NO.8, LI-HSIN RD. VI,; HSINCHU SCIENCE PARK	HSIN-CHU, 300-77	AGREEMENT BETWEEN TSMC AND ASYST REGARDING THE TERMS AND CONDITIONS OF PURCHASE & SALE OF ASYST PRODUCTS FOR FAB 3
1121	TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.	NO.8, LI-HSIN RD. VI,; HSINCHU SCIENCE PARK	HSIN-CHU, 300-77	EVALUATION AGREEMENT
1656	TAYLOR WESSING	ISARTORPLATZ 8	MUNICH, 80331	AGREEMENT ON FEES
2446	TDS ARCHITECTS, INC.	2060 CLARMAR WY.; SUITE 200	SAN JOSE, CA 95128	CORRESPONDENCE RE: COMPLETION PERCENTAGE
2449	TDS ARCHITECTS, INC.	2060 CLARMAR WAY; SUITE 200	SAN JOSE, CA 95128	CERTIFICATE OF SUBSTANTIAL COMPLETION
2445	TDS ARCHITECTS, INC.	2060 CLARMAR WY.; SUITE 200	SAN JOSE, CA 95128	AIA DOCUMENT AND PROFESSIONAL
DESIGN SERVICES PROPOSAL
2451	TDS ARCHITECTS, INC.	2060 CLARMAR WY; SUITE 200	SAN JOSE, CA 95128	PROFESSIONAL DESIGN SERVICES
PROPOSAL HALO VIDEO CON. CENTER. PROPOSAL# 27041.00

33

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
2447	TDS ARCHITECTS, INC.	2060 CLARMAR WY; SUITE 200	SAN JOSE, CA 95128	PROPOSAL DESIGN SERVICES PROPOSAL — KATO ROAD RESTORATION — CITY SUBMITTAL PACKAGE
2448	TDS ARCHITECTS, INC.	2060 CLARMAR WAY; SUITE 200	SAN JOSE, CA 95128	PROFESSIONAL DESIGN SERVICES PROPOSAL — WARM SPRINGS TI REPAIR, SERVICE, STOCK/S&R CENTER
2450	TDS ARCHITECTS, INC.	2060 CLARMAR WY.; SUITE 200	SAN JOSE, CA 95128	PROFESSIONAL DESIGN SERVICES PROPOSA — BAYSIDE — ADDITIONAL DESIGN SERVICE REQUEST# 2
2461	TEKLICON, INC.	3031 TISCH WAY; SUITE 1010	SAN JOSE, CA 95128-2533	ENGAGEMENT AGREEMENT
0705	TEXAS INSTRUMENTS INCORPORATED	SITE SECURITY SERVICES; 13542 N. CENTRAL EXPRESSWAY, MS 396	DALLAS, TX 75243	OVERRIDING AGREEMENT (#1003287)
0704	TEXAS INSTRUMENTS INCORPORATED	SITE SECURITY SERVICES; 13542 N. CENTRAL EXPRESSWAY, MS 396	DALLAS, TX 75243	VOLUME PURCHASE AGREEMENT
0135	TEXAS INSTRUMENTS INCORPORATED	34 FOREST STREET	ATTLEBORO, MA 02703	AMENDMENT A
0706	TEXAS INSTRUMENTS INCORPORATED	SITE SECURITY SERVICES; 13542 N. CENTRAL EXPRESSWAY, MS 396	DALLAS, TX 75243	VOLUME PURCHASE AGREEMENT
0707	TEXAS INSTRUMENTS INCORPORATED	SITE SECURITY SERVICES; 13542 N. CENTRAL EXPRESSWAY, MS 396	DALLAS, TX 75243	CONSENT TO ASSIGNMENT WHEREBY ASYST CONSENTS TO THE ASSIGNMENT TO RAYTHEON COMPANY.
0708	TEXAS INSTRUMENTS, INC.	SITE SECURITY SERVICES; 13542 N. CENTRAL EXPRESSWAY, MS 396	DALLAS, TX 75243	SERVICE SUPPORT AGREEMENT
0709	TEXAS INSTRUMENTS, INC.	SITE SECURITY SERVICES; 13542 N. CENTRAL EXPRESSWAY, MS 396	DALLAS, TX 75243	SERVICE SUPPORT AGREEMENT

34

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
3308	THE ODESSA GROUP	21535 HAWTHORNE BLVD., SUITE 350	TORRANCE, CA 90803	RECRUITING SERVICES AGREEMENT
1218	THE PEER GROUP, INC.	72 VICTORIA STREET SOUTH; SUITE 400	KITCHENER, ON N2G 2A9	MUTUAL REFERRAL AGREEMENT
1931	THE PICNIC PEOPLE	5767-A SONOMA DRIVE	PLEASANTON, CA 94566	RENTAL CONTRACT
0208	THE STAUBACH COMPANY	2705 BEE CAVE ROAD, SUITE 160	AUSTIN, TX 78746	LETTER RE: AUTHORIZATION IN AUSTIN
1817	THE STAUBACH COMPANY	900 HANSEN WAY, SUITE 250	PALO ALTO, CA 94304	LETTER RE: TERMINATION IN PART
3839	THE XCEL GROUP, LLC	777 MARINERS ISLAND BOULEVARD; SUITE 560	SAN MATEO, CA 94404	RECRUITMENT/PLACEMENT AGENCY AGREEMENT
1380	THERMO ELECTRON CORPORATION	5225 VERONA ROAD	MADISON, WI 53711	STATEMENT OF WORK
1381	THERMO FISHER SCIENTIFIC	5225 VERONA ROAD	MADISON, WI 53711	STATEMENT OF WORK
3842	THERMO FISHER SCIENTIFIC	NOT PROVIDED		OEM PURCHASE AGREEMENT
1383	THERMO-ELECTRON CORPORATION	5225 VERONA ROAD	MADISON, WI 53711	SCOPE OF WORK
1382	THERMO-ELECTRON CORPORATION	5225 VERONA ROAD	MADISON, WI 53711	AMENDMENT NO. 1
1386	THERMO-ELECTRON CORPORATION - NOW THERMO FISHER SCIENTIFIC	5225 VERONA ROAD	MADISON, WI 53711-4495	AMENDMENT TO AGREEMENT EXTENDS AGREEMENT (88) TO 31 DECEMBER 2008
0664	TOKYO ELECTRON AMERICA	20300 STEVENS CREEK BOULEVARD; SUITE #380	CUPERTINO, CA 95014	END-USER PURCHASE AGREEMENT
1816	TORY CORPORATE REAL ESTATE ADVISORS, INC. (STAUBACH)	900 HANSEN WAY; SUITE 250	PALO ALTO, CA 94304	REAL ESTATE PORTFOLOIO MANAGEMENT SERVICES AGREEMENT
3248	TOSHIBA SEMICONDUCTOR COMPANY	1-1, SHIBAURA 1-CHOME; MINATO-KU	TOKYO, 100-0006

35

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
2280	TRANSPERFECT TRANSLATIONS	301 HOWARD STREET, SUITE 1330	SAN FRANCISO, CA 94105	PROPOSAL FOR ASYST “RECIF SA” FRENCH TO ENGLISH
2190	TRANSPERFECT TRANSLATIONS	301 HOWARD STREET; SUITE 1330	SAN FRANCISCO, CA 94105	GERMAN TRANSLATION
2281	TRANSPERFECT TRANSLATIONS	301 HOWARD STREET, SUITE 1330	SAN FRANCISO, CA 94105	GERMAN JENOPTIK TRANSLATION
2283	TRANSPERFECT TRANSLATIONS	301 HOWARD STREET, SUITE 1330	SAN FRANCISO, CA 94105	JAPANESE ASI TRANSLATION
2282	TRANSPERFECT TRANSLATIONS	301 HOWARD STREET, SUITE 1330	SAN FRANCISO, CA 94105	JAPANESE ASI TRANSLATION
2219	TRANSPERFECT TRANSLATIONS	301 HOWARD STREET; SUITE 1330	SAN FRANCISCO, CA 94107	PROPOSAL FOR ASYST “RENESAS AGREEMENT” JAPANESE TO ENGLISH
2913	TRIPLE SOURCE	1629 QUEEN ANNE AVE N STE 104	SEATTLE, WA 98109	RECRUITMENT/PLACEMENT AGENCY AGREEMENT
0727	TRUMARK COMMERCIAL, LLC	4135 BLACKHAWK PLAZA CIRCLE; SUITE 280	DANVILLE, CA 94506-4668	ASSIGNMENT AGREEMENT
3900	U.S. BANCORP PIPER JAFFRAY INC.	800 NICOLLET MALL; SUITE 800	MINNEAPOLIS, MN 55402	ENGAGEMENT LETTER
2606	ULTRATECH, INC.	3050 ZANKER ROAD	SAN JOSE, CA 95154	PROFESSIONAL SERVICES AGREEMENT
4071	ULVAC TECHNOLOGIES, INC.	NOT PROVIDED		AMENDMENT 1 TO SCOPE OF WORK UNDER PROFESSIONAL SERVICES AGREEMENT
3026	UNITED VAN LINES	P.O. BOX 502597	ST LOUIS, MO 63150-2597	TRANSPORTATION SERVICES AGREEMENT
3027	UNITED VAN LINES, INC.	P.O. BOX 502597	ST LOUIS, MO 63150-2597	TRANSPORTATION SERVICES AGREEMENT
3083	UNLEASHED MEDIA, INC.	510 SO. MATHILDA AVE.; SUITE 3	SUNNYVALE, CA 94086	WEB SITE RE-DESIGN AGREEMENT

36

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
0240	URS CORPORATION	8501 N MOPAC BLVD.	AUSTIN, TX 78759	AMENDMENT #1 TO TECHNOLOGY TRANSFER SUPPORT AGREEMENT
0241	URS CORPORATION	8501 N MOPAC BLVD.	AUSTIN, TX 78759	AMENDMENT #2 TO TECHNOLOGY TRANSFER SUPPORT AGREEMENT
0239	URS CORPORATION	8501 N MOPAC BLVD.	AUSTIN, TX 78759	TECHNOLOGY TRANSFER SUPPORT AGREEMENT
2467	VALLEY US, INC.	888 SARATOGA AVE.; SUITE 201	SAN JOSE, CA 95129	RECRUITMENT/PLACEMENT AGENCY AGREEMENT
2285	VERIZON BUSINESS	2560 NORTH 1ST. STREET; BUILDING F	SAN JOSE, CA	AMENDMENT 527234-01 TO SERVICES AGREEMENT (513763-09)
2284	VERIZON BUSINESS	2560 NORTH 1ST. STREET; BUILDING F	SAN JOSE, CA	AMENDMENT 538547-02 TO SERVICES AGREEMENT (513763-09)
2286	VERIZON BUSINESS	2560 NORTH 1ST. STREET; BUILDING F	SAN JOSE, CA	AMENDMENT 556493-01 TO SERVICE AGREEMENT 513763-09 AMENDMENT 3
2144	VERIZON BUSINESS F/K/A MCI	20855 STONE OAK PARKWAY	SAN ANTONIO, TX 78258	SERVICE AGREEMENT (513763-09)
2195	VIERRA MAGEN MARCUS & DENIRO	575 MARKET STREET; SUITE 2500	SAN FRANCISCO, CA 94105	ENGAGEMENT LETTER
0438	WAFERTECH LLC	5509 NORTHWEST PARKER STREET	CAMAS, MA 98607-9299	END-USER PURCHASE AGREEMENT
2181	WATSON WYATT & COMPANY	SUITE 1400; 345 CALIFORNIA STREET	SAN FRANCISCO, CA 94104-2612	ENGAGEMENT LETTER
2177	WATSON WYATT & COMPANY	SUITE 1400; 345 CALIFORNIA STREET	SAN FRANCISCO, CA 94104-0612	ENGAGEMENT LETTER
2583	WEBEX COMMUNICATIONS, INC.	307 WEST TASMAN DR.	SAN JOSE, CA 95134	WEBEX 90 DAY CONCURRENT USER SUBSCRIPTION AGREEMENT

37

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-8
Commercial and Services Agreements

Contract ID	Name	Address	City, State & Zip	Description
1938	WILSON ELECTRONICS, INC.	1177 QUARRY LANE; SUITE D	PLEASANTON, CA 94566	SUPPLIER SERVICE AGREEMENT
1603	WILSON SONSINI GOODRICH & ROSATI	1451 GRANT ROAD; SUITE 200	MOUNTAIN VIEW, CA 94040	ENGAGEMENT LETTER WITH TSUYOSHI KAWANISHI
0484	YAHOO! HOTJOBS	P.O. BOX 0506	CAROL STREAM, IL 60132-0506	TERMS AND CONDITIONS
0483	YAHOO! HOTJOBS	P.O. BOX 0506	CAROL STREAM, IL 60132	AGREEMENT FOR HOTJOBS.COM SERVICE (CONTRACT NUMBER 7529138446)
0778	YONEMOTO & ASSOCIATES	11830 SOUTHWEST COURT	DUBLIN, CA 94568	PHONE BILL AUDIT AGREEMENT

38

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-9
Partnership and Joint Venture Agreements

Contract ID	Name	Address	City, State & Zip	Description
2113	ADP MARSHALL, INC.	75 NEWMAN AVE	RUMFORD, RI 02916	JOINT MARKETING AGREEMENT
1107	COMPAQ SERVICES CORPORATION	PO BOX 692000; MAIL CODE 550103	HOUSTON, TX 77070	TEAMING AGREEMENT
1653	EQUIPE TECHNOLOGIES, INC	455 N. BERNARDO AVENUE; SUBIDIARY OF PRI AUTOMATION	MOUNTAIN VIEW, CA 94043-5237	SOFTWARE AGREEMENT
3165	GIANT PRECISION INDUSTRY	NO. 1 LANE 113, AN-HO ROAD; TAN-TZU, HSIANG, TAICHUNG HSIEN	TAIWAN,	ENGINEERING SERVICES AGREEMENT
3764	HANYANG TECHNOLOGY CO., LTD.	NOT PROVIDED		JOINT VENTURE AGREEMENT
0338	ILS TECHNOLOGY, ADVANCED MICRO DEVICES, INC., OCEANA SENSOR TECHNOLOGIES, ASYST TECHNOLOGIES, INC.	5300 BROKEN SOUND BLVD.; NW, SUITE 150	BOCA RATON, FL 33487-3535	AMENDMENT 2 TO JOINT VENTURE AGREEMENT
0182	INTERNATIONAL SEMATECH MANUFACTURING INITIATIVE, INC.	2706 MONTOPOLIS DRIVE	AUSTIN, TX 78741	EQUIPMENT DATA ACQUISITION INTERIM EVALUATION UTILITY AGREEMENT
3765	J&E PRECISION	NOT PROVIDED		SUPPLIER PARTNERSHIP AGREEMENT
2494	MACHINE TECHNOLOGY, INC.	2284-B RINGWOOD AVE.	SAN JOSE, CA 95131	COOPERATIVE ENGINEERING AGREEMENT
2264	SEMICONDUCTOR EQUIPMENT AND MATERIALS INTERNATIONAL, NORTH AMERICA, ILS TECHNOLOGY, ADVANCED MICRO DEVICES, INC., OCEANA SENSOR TECHNOLOGIES, ASYST TECHNOLOGIES, INC.	DEPARTMENT 05607	SAN FRANCISCO, CA 94139	AMENDMENT 1 TO JOINT VENTURE AGREEMENT

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-9
Partnership and Joint Venture Agreements

Contract ID	Name	Address	City, State & Zip	Description
2263	SEMICONDUCTOR EQUIPMENT AND MATERIALS INTERNATIONAL, NORTH AMERICA, ILS TECHNOLOGY, ADVANCED MICRO DEVICES, INC., OCEANA SENSOR TECHNOLOGIES, DOMAINLOGIX	DEPARTMENT 05607	SAN FRANCISCO, CA 94139	JOINT VENTURE AGREEMENT
2990	TECHNOLOGY RESOURCES GROUP	29 INTERNATIONAL BUSINESS PARK #06-05; ACER BUILDING TOWER B	SINGAPORE, 609923	JOINT SOLUTION OFFERING AND BUSINESS AGREEMENT
1533	TOSHIBA MECHATRONICS CO., LTD.	ATTN:ACCTS PAYABLE; 1-1,SHIBAURA 1-CHOME,	MINATO-KU,TOKYO 105-01,	DEVELOPMENT LETTER AGREEMENT
3414	ULTRA CLEAN INTERNATIONAL CORP.	165 NEW BOSTON ST	WOBURN, MA 01801	LETTER OF INTENT
3415	ULTRA CLEAN INTERNATIONAL CORP.	165 NEW BOSTON ST	WOBURN, MA 01801	FOUP STOCKER DEVELOPMENT AGREEMENT

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2518	2XL, INC.	590 BRENNAN ST.	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
1025	3I SYSTEMS	FENGHUA ELECTRONIC INDUSTRIAL CITY; 18TH FENGHUA ROAD	ZHAOQING, GUANGDONG	NON-DISCLOSURE AGREEMENT
0159	3M INDUSTRIAL & TRANSPORTATION BUSINESS	6801 RIVER PLACE BLVD.	AUSTIN, TX 78726	NON-DISCLOSURE AGREEMENT
2650	3WC	1670 S. AMPHLETT BLVD.; SUITE 310	SAN MATEO, CA 94402	NON-DISCLOSURE AGREEMENT
2981	A & ONE PRECISION ENGINEERING PTE, LTD.	BLK 30; LOYANG WAY #03-08	SINGAPORE, 508769	NON-DISCLOSURE AGREEMENT
2094	A&D DEVICES	790 LINDEN AVENUE	ROCHESTER, NY 14625	NON-DISCLOSURE AGREEMENT
0034	AB LASERS, INC.	4 CRAIG ROAD	ACTON, MA 01720	NON-DISCLOSURE AGREEMENT
3202	ABBIE GREEG INC.	1130 E. UNIVERSITY DRIVE	TEMPE, AZ 85281	NON-DISCLOSURE AGREEMENT
2240	ABD FINANCIAL SERVICES	550 MONTGOMERY STREET; 3RD FLOOR	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT
0443	ACCENT	237 PUTNAM AVE.	CAMBRIDGE, MA 02139	NON-DISCLOSURE AGREEMENT
1499	ACCENT OPTICAL TECHNOLOGIES	1550 BUCKEYE DRIVE	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT
0817	ACCENTURE LLP	2101 ROSECRANS AVE.; SUITE 3300	EL SEGUNDO, CA 90245	NON-DISCLOSURE AGREEMENT
1279	ACCLAIM ELECTRONICS	5967 HARRISON DRIVE; SUITE 1	LAS VEGAS, NV 89120	NON-DISCLOSURE AGREEMENT
2635	ACCO ENGINEERED SYSTEMS	1133 ALADDIN AVE.	SAN LEANDRO, CA 94577	NON-DISCLOSURE AGREEMENT
2634	ACCO ENGINEERED SYSTEMS	1133 ALADDIN AVENUE	SAN LEANDRO, CA 94577	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3212	ACCORD SEG	5002 SOUTH ASH AVENUE	TEMPE, AZ 85282	NON-DISCLOSURE AGREEMENT
2827	ACCOUNTING PARTNERS, INC.	2041 MISSION COLLEGE BLVD.; SUITE 270	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
1777	ACCRETECH	48 SPRUCE ST.	OAKLAND, NJ 07436	NON-DISCLOSURE AGREEMENT
1288	ACCU-FAB SYSTEM CALIFORNIA, INC.	4763 BENNETT DRIVE	LIVERMORE, CA 94550	NON-DISCLOSURE AGREEMENT
3091	ACCU-IMAGE, INC.	193 COMMERCIAL STREET	SUNNYVALE, CA 94086	NON-DISCLOSURE AGREEMENT
0944	ACM RESEARCH, INC.	42307 OSGOOD RD.; STE. I	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
1465	ACME LOCKSMITH	2735 E. MAIN STREET; STE. 10	MESA, AZ 85213	NON-DISCLOSURE AGREEMENT
2831	ACNOVATE CORPORATION	3160 DE LA CRUZ BLVD.; SUITE 206	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
0837	ACNOVATE CORPORATION	885 HALIDON WAY; #1114	FOLSOM, CA 95630	NON-DISCLOSURE AGREEMENT
2409	ACOUSTIC SPECIALITIES	5731 INDIAN AVENUE	SAN JOSE, CA 95123	NON-DISCLOSURE AGREEMENT
3907	ACR AUTOMATION IN CLEANROOM GMBH	D-78078 NIEDERESCHACH; VILLINGER STRASSE 4		NON-DISCLOSURE AGREEMENT, CONSULTIN AGREEMENT, CONTRACTS, SERVICE AGREEMENT
0445	ACTIVE CONTROL EXPERTS	215 FIRST STREET	CAMBRIDGE, MA 02142	NON-DISCLOSURE AGREEMENT
0345	ADAMS, HARKNERSS & HILL	60 STATE STREET	BOSTON, MA 02109	NON-DISCLOSURE AGREEMENT
3316	ADAMS, RALPH E.	1127 GREEN ACRE RD.	TOWSON, MD 21286	NON-DISCLOSURE AGREEMENT
3391	ADE CORPORATION	80 WILSON WAY	WESTWOOD, MA 02090	CONFIDENTIAL NONDISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3392	ADE CORPORATION	80 WILSON WAY	WESTWOOD, MA 02090	NON-DISCLOSURE AGREEMENT
2693	ADIZES USA	2815 EAST VALLEY ROAD	SANTA BARBARA, CA 93108	NONDISCLOSURE AGREEMENT
2966	ADVANCED INTEGRATED MANUFACTURING CORP LTD	23 UBI CRESCENT	SINGAPORE, 408579	NON-DISCLOSURE AGREEMENT
0759	ADVANCED MASK TECHNOLOGY CENTER GMBH & CO.	POSTFACH 11 01 61	DRESDEN, 01330	NON-DISCLOSURE AGREEMENT AND RESTRICTED USE AGREEMENT
0195	ADVANCED MICRO DEVICES, INC.	5204 EAST BEN WHITE BLVD.	AUSTIN, TX 78741	NON-DISCLOSURE AGREEMENT (26659)
0194	ADVANCED MICRO DEVICES, INC.	5204 EAST BEN WHITE BLVD.	AUSTIN, TX 78741	CITR #7 TO MUTUAL NON-DISCLOSURE AGREEMENT
3112	ADVANCED MICRO DEVICES, INC.	ONE AMD PLACE; P.O. BOX 3453	SUNNYVALE, CA 94088	NON-DISCLOSURE AGREEMENT
0193	ADVANCED MICRO DEVICES, INC.	5204 EAST BEN WHITE BLVD.	AUSTIN, TX 78741	CITR #6 TO MUTUAL NON-DISCLOSURE AGREEMENT
0190	ADVANCED MICRO DEVICES, INC.	5204 EAST BEN WHITE BLVD.	AUSTIN, TX 78741	CITR #3 TO MUTUAL NON-DISCLOSURE AGREEMENT
0191	ADVANCED MICRO DEVICES, INC.	5204 EAST BEN WHITE BLVD.	AUSTIN, TX 78741	CITR #4 TO MUTUAL NON-DISCLOSURE AGREEMENT
0192	ADVANCED MICRO DEVICES, INC.	5204 EAST BEN WHITE BLVD.	AUSTIN, TX 78741	CITR #5 TO MUTUAL NON-DISCLOSURE AGREEMENT
2936	ADVANCED MICRO-FABRICATION EQUIPMENT INC.	200 NEWTON ROAD, B-1, 6TH FLOOR; ZHANGJIANG HI-TECH PARK	SHANGHAI, 201203	NON-DISCLOSURE AGREEMENT
0435	ADVANCED MOTION CONTROLS	3805 CALLE TECATO	CAMARILLO, CA 93012	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1056	ADVANCED TECHNOLOGY GROUP, INC.	455 SE SECOND AVENUE	HILLSBORO, OR 97123	NON-DISCLOSURE AGREEMENT
0953	AEHR TEST SYSTEMS	400 KATO TERRACE	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
2989	AEI CORPORATION	12 PENJURU LANE	SINGAPORE, 609192	NON-DISCLOSURE AGREEMENT
2663	AEPRAGMATICS, INC.	3177 GREENOAK COURT	SAN MATEO, CA 94403	NON-DISCLOSURE AGREEMENT
1049	AER WORLDWIDE	2354 DAVIS AVENUE	HAYWARD, CA 94545	NON-DISCLOSURE AGREEMENT
1155	AERONET WORLDWIDE	42 CORPORATE PARK; SUITE 150	IRVINE, CA 92696	NON-DISCLOSURE AGREEMENT
2163	AERONEX, INC.	6975 FLANDERS DRIVE	SAN DIEGO, CA 92121	NON-DISCLOSURE AGREEMENT
2060	AEROSCOUT	1300 ISLAND DRIVE; SUITE 202	REDWOOD CITY, CA 94065	NON-DISCLOSURE AGREEMENT
2667	AEROSCOUT (USA)	1450 FASHION ISLAND BLVD.; SUITE 510	SAN MATEO, CA 94404	NON-DISCLOSURE AGREEMENT
2745	AFFYMETRIX	3380 CENTRAL EXPRESSWAY	SANTA CLARA, CA 95051	NON-DISCLOSURE AGREEMENT
3044	AG SEMICONDUCTOR SERVICES, INC.	4 HIGH RIDGE PARK; SUITE 102	STAMFORD, CT 06905	NON-DISCLOSURE AGREEMENT
2368	AGILE SOFTWARE CORP.	ONE ALMADEN BOULEVARD; 12TH FLOOR	SAN JOSE, CA 95113	NON-DISCLOSURE AGREEMENT
3371	AGILE SYSTEMS, INC.	575 KUMPF DRIVE	WATERLOO, ON N2Y 1K3	NON-DISCLOSURE AGREEMENT
2965	AIM CORP. LTD.	23 UBI CRESCENT	SINGAPORE, 408579	NON-DISCLOSURE AGREEMENT
3131	AIXTRON, INC.	1139 KARLSTAD DRIVE	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT
2175	AJILONG FINANCE	44 MONTGOMERY STREET; STE. 1950	SAN FRANCISCO, CA 94104	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2967	ALANTAC TECHNOLOGY, LTD.	BLK 3014A #02-03 UBI ROAD 1	SINGAPORE, 408703	NON-DISCLOSURE AGREEMENT
2374	ALCHEMY SEARCH PARTNERS	111 W. ST. JOHN STREET; SUITE 910	SAN JOSE, CA 95113	NON-DISCLOSURE AGREEMENT
2984	ALCOTEC PRECISION ENGINEERING	BLK 31, DEFU LANE 10; #04-68	SINGAPORE, 539212	NON-DISCLOSURE AGREEMENT
2153	ALEC MEYER	37 MAPLE WAY	SAN CARLOS, CA 94070	NON-DISCLOSURE AGREEMENT
3024	ALIXPARTNERS, LLP	2000 TOWN CENTER; SUITE 2400	SOUTHFIELD, MI 48075	NON-DISCLOSURE AGREEMENT
0401	ALL NIPPON AIRWAYS CO.	1350 OLD BAYSHORE HIGHWAY; SUITE 650	BURLINGAME, CA 94101	NON-DISCLOSURE AGREEMENT
2996	ALLEGRO MANUFACTURING PTE, LTD.	BLK 2 WOODLANDS SPECTRUM; #05-22 WOODLANDS SECTOR 1	SINGAPORE, 738068	NON-DISCLOSURE AGREEMENT
2051	ALLIANCE LABORATORIES, INC.	654 BAIR ISLAND ROAD; UNIT 100	REDWOOD CITY, CA 94063	NON-DISCLOSURE AGREEMENT
0249	ALLIED DEVICES CORPORATION	2365 MILLBURN AVENUE	BALDWIN, NY 11510	NON-DISCLOSURE AGREEMENT
3092	ALLTAX PROFESSIONAL RESOURCES, LLC	1091 WEST WASHINGTON AVE.	SUNNYVALE, CA 94086	NON-DISCLOSURE AGREEMENT
3132	ALPHA EMS CORP	1107 N. FAIR OAKS AVE.	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT
2836	ALTA VIA TECHNOLOGIES, INC.	3333 BOWERS AVE.; SUITE 130	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
0740	ALTASTREAM	6475 64TH STREET	DELTA, V4K-4E2	NON-DISCLOSURE AGREEMENT
2126	ALTATECH SEMICONDUCTOR, SA	611, RUE A BERGES; ZAC DE PRE MILLET- ZIRST DE MONTBONNOT BP12	SAINTISMIER, F-38331	NON-DISCLOSURE AGREEMENT
2964	AMC (SINGAPORE) PTE. LTD.	23 UBI CRESENT	SINGAPORE, 408579	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0882	AMERICA TOOLING & MACHINING CO.	45554 INDUSTRIAL PL.; UNIT 7	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
1529	AMERICAN APPRAISAL ASSOCIATES, INC.	411 E. WISCONSIN AVE.; #1900	MILWAUKEE, WI 53202	NON-DISCLOSURE AGREEMENT
1528	AMERICAN APPRAISAL ASSOCIATES, INC.	411 E. WISCONSIN AVE.; #1900	MILWAUKEE, WI 53202	NON-DISCLOSURE AGREEMENT
1922	AMERICAN INTEGRATION TECHNOLOGIES DBA AMERICAN SHEETMETAL	3401 CUSTER RD. #116	PLANO, TX 75023	CONFIDENTIALITY AGREEMENT
2553	AMERICAN METAL & IRON	11665 BERRYOSSA ROAD	SAN JOSE, CA 95133	NON-DISCLOSURE AGREEMENT
1028	AMIRIX SYSTEM INC.	77 CHAIN LAKE DRIVE	HALIFAX, NOVA SCOTIA B3S 1E1	NON-DISCLOSURE AGREEMENT
2597	AMPRO	4757 HELLYER AVENUE	SAN JOSE, CA 95138	NON-DISCLOSURE AGREEMENT
2599	AMPRO COMPUTERS, INC.	5215 HELLYER AVENUE; SUITE 110	SAN JOSE, CA 95138	NON-DISCLOSURE AGREEMENT
2991	AMTEK ENGINEERING, LTD.	1 KIAN TECK DRIVE	SINGAPORE, 628818	NON-DISCLOSURE AGREEMENT
2256	ANDAR CONSULTING SERVICES, LLC	3412 MARKET STREET; SUITE A	SAN FRANCISCO, CA 94114	NON-DISCLOSURE AGREEMENT
3296	ANELVA CORP.	5-8-1 YOTSUYA FUCHU-SHI	TOKYO, 183-8508	NON-DISCLOSURE AGREEMENT
2562	ANON INC.	621 B RIVER OAKS PARKWAY	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
3255	AOZORA BANK, LTD.	3-1, KUDAN-MINAMI 1-CHOME; CHIYODA-KU	TOKYO, 102-8660
1738	APN SOFTWARE SERVICES INC.	39899 BALENTINE DRIVE; #385	NEWARK, CA 94560	NON-DISCLOSURE AGREEMENT
1448	APPLICAST, INC.	313 CONSTITUTION DRIVE	MENLO PARK, CA 94025	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2805	APPLIED KOMATSU TECHNOLOGY AMERICA INC., & MECS ROBOTECH USA INC.	3050 BOWERS AVE.	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
2864	APPLIED MATERIALS	3535 GARRETT DRIVE	SANTA CLARA, CA 95055	NON-DISCLOSURE AGREEMENT
2822	APPLIED MATERIALS PDC BUSINESS GROUP	3050 BOWERS AVENUE; P.O. BOX 58039	SANTA CLARA, CA 95054
2714	APPLIED MATERIALS, INC.	974 E. ARQUES AVENUE; M/S 81216	SANTA CLARA, CA 94086	UNILATERAL SUPPLIER NONDISCLOSURE AGREEMENT
2716	APPLIED MATERIALS, INC.	974 E. ARQUES AVENUE; M/S 81216	SANTA CLARA, CA 94086	NON-DISCLOSURE AGREEMENT
2715	APPLIED MATERIALS, INC.	974 E. ARQUES AVENUE; M/S 81216	SANTA CLARA, CA 94086	BILATERAL NON-DISCLOSURE AGREEMENT
0844	APPLIED MICRO STRUCTURES	605 ST. CROIX LANE	FOSTER CITY, CA 94404	NON-DISCLOSURE AGREEMENT
1163	APPLIED PRECISION, LLC	1040 12TH AVENUE NW	ISSAQUAH, WA 98027	NON-DISCLOSURE AGREEMENT
0814	APPLIMOTION, INC.	1037 SUNCAST LANE; SUITE 101	EL DORADO HILLS, CA 95762	NON-DISCLOSURE AGREEMENT
1806	APRICOTS ELECTRONICS	960 COMMERCIAL ST.	PALO ALTO, CA 94303	NON-DISCLOSURE AGREEMENT
2331	APW	1709 JUNCTION COURT	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
2307	ARC GAS PRODUCTS, INC.	140 S. MONTGOMERY ST.	SAN JOSE, CA 95110	NON-DISCLOSURE AGREEMENT
1699	ARCH INSURANCE COMPANY	ONE LIBERTY PLAZA; 53RD FLOOR	NEW YORK, NY 10006	NON-DISCLOSURE AGREEMENT
0901	ARISTA CORPORATION	41300 BOYCE ROAD	FREMONT, CA 94538
3225	ARIZONA BOARD OF REGENTS	P.O. BOX 873503	TEMPE, AZ 85287	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0394	ARRK PRODUCT DEVELOPMENT GROUP	1633 BAYSHORE HWY; #342	BURLINGAME, CA 94010	NON-DISCLOSURE AGREEMENT
0441	ARTHUR D. LITTLE	SCIENCE PARK, MILTON ROAD	CAMBRIDGE, CB4 0XL	NON-DISCLOSURE AGREEMENT
1555	AS ONE TECHNOLOGIES, INC.	5572 SMETANA DRIVE	MINNETONKA, MN 55343	NON-DISCLOSURE AGREEMENT
1511	ASCENX TECHNOLOGIES, INC.	1905 TAROB COURT	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT
2312	A-SEMI SERVICES, INC.	350 W. JULIAN 87; SUITE 7A	SAN JOSE, CA 95110	NON-DISCLOSURE AGREEMENT
3201	ASM AMERICA	3440 EAST UNIVERSITY DRIVE	TEMPE, AZ 85034	NON-DISCLOSURE AGREEMENT
0736	ASM LITHOGRAPHY B.V.	5503 LA VELDHOVEN	DE RUN, 1110	NON-DISCLOSURE AGREEMENT
0735	ASML LITHOGRAPHY B.V.	5503 LA VELDHOVEN	DE RUN, 1110	NON-DISCLOSURE AGREEMENT
3974	ASML NETHERLANDS B.V.	DE RUN 6501; 5504 DR VELDHOVEN		NON-DISCLOSURE AGREEMENT
3223	ASML US, INC.	8555 S. RIVER PARKWAY	TEMPE, AZ 85284
0506	ASPECT SYSTEMS	375 E. ELLIOT ROAD; #6	CHANDLER, AZ 85225
3975	ASTEL S.A.S — SEMISYN	VIA TORINO, 253; 10015 IVREA (TO)		NON-DISCLOSURE AGREEMENT
2806	ASU SOLUTIONS, INC.	3333 BOWERS AVE.; SUITE 160	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
0474	ASYMPTOTIC TECHNOLOGIES, INC.	2762 LOKER AVE. WEST	CARLSBAD, CA 92008	NON-DISCLOSURE AGREEMENT
1122	ASYST SHINKO INC.	5F-2 NO. 27 PUDING ROAD	HSING CHU, 300	AMENDMENT TO CONFIDENTIAL
DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3260	ASYST SHINKO INC.	SHIBA NBF TOWER; SHIBADAIMON 1-1-30, MIANATO-KU	TOKYO, 105-0012	CONFIDENTIAL DISCLOSURE AGREEMENT
3261	ASYST SHINKO INC. AND ASYST JAPAN, INC.	SHIBA NBF TOWER; SHIBADAIMON 1-1-30, MIANATO-KU	TOKYO, 105-0012	NONDISCLOSURE AGREEMENT
1070	ASYST SHINKO, INC.	20811 NEW CORNELL ROAD; STE. 100	HILLSBORO, OR 97124
2391	ATCOR CORPORATION	150 GREAT OAKS BOULEVARD	SAN JOSE, CA 95119	NON-DISCLOSURE AGREEMENT
0608	ATHENS BENEFITS, INC.	2552 STANWELL DRIVE	CONCORD, CA 94520	NON-DISCLOSURE AGREEMENT
2498	ATMEL CORPORATION	2325 ORCHARD PARKWAY	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
0717	ATMI	7 COMMERCE DRIVE	DANBURY, CT 06810	NON-DISCLOSURE AGREEMENT
3189	ATOP TECHNOLOGIES, INC.	3F, NO 8 PROSPERITY ROAD II; SCIENCE BASED INDUSTRIAL PARK	HSINCHU, 300	NON-DISCLOSURE AGREEMENT
3070	ATR INTERNATIONAL	1230 OAKMEAD PARKWAY; SUITE 110	SUNNYVALE, CA 94085	NON-DISCLOSURE AGREEMENT
1500	ATWOOD, TROY	1773 BUTANO DRIVE	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT
0811	AUGUST TECHNOLOGIES	5237 EDINA INDUSTRIAL BLVD.; EDINA INDUSTRIAL BLVD.	EDINA, MN 55439	NON-DISCLOSURE AGREEMENT
0332	AUGUST TECHNOLOGY	4900 W. 78TH STREET	BLOOMINGTON, MN 55435	NON-DISCLOSURE AGREEMENT
0331	AUGUST TECHNOLOGY CORPORATION	4900 W. 78TH STREET	BLOOMINGTON, MN 55435	NON-DISCLOSURE AGREEMENT
2517	AUTOMAPATH, INC.	1532 CHIHONG DR.	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
3007	AUTOMATION ASSOCIATES, INC.	512 VIA DE LA VALLE; SUITE 209	SOLANA BEACH, CA 92075	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0450	AUTOMATION CONTROLS	743 CAMDEN AVENUE	CAMPBELL, CA 95008	NON-DISCLOSURE AGREEMENT
1671	AUTOMATION DESIGN AND CONTROL	P.O. BOX 4104	NAPERVILLE, IL	NON-DISCLOSURE AGREEMENT
1672	AUTOMATION DESIGN AND CONTROL	P.O. BOX 4104	NAPERVILLE, IL	NON-DISCLOSURE AGREEMENT
2141	AUTO-SOFT CORPORATION	5245 YENGER ROAD	SALT LAKE CITY, UT 84116	NON-DISCLOSURE AGREEMENT
2897	AVIZA TECHNOLOGY, INC.	440 KINGS VILLAGE ROAD	SCOTTS VALLEY, CA 95066	NON-DISCLOSURE AGREEMENT
2896	AVIZA TECHNOLOGY, INC.	440 KINGS VILLAGE ROAD	SCOTTS VALLEY, CA 95066	NON-DISCLOSURE AGREEMENT
1747	AVIZA TECHNOLOGY, LTD.	RINGLAND WAY	NEWPORT, NP182TA	NON-DISCLOSURE AGREEMENT
2901	AVIZA TECHNOLOGY, LTD.	440 KINGS VILLAGE ROAD	SCOTTS VALLEY, CA 95066
2900	AVIZA TECHNOLOGY, LTD.	440 KINGS VILLAGE ROAD	SCOTTS VALLEY, CA 95066
0304	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE	BEVERLY, MA 01915	NON-DISCLOSURE AGREEMENT
0306	AXCELIS TECHNOLOGIES, INC.	108 CHERRY HILL DRIVE	BEVERLY, MA 01915
1715	AXIS REINUSRANCY COMPANY	430 PARK AVE.; 4TH FLOOR	NEW YORK, NY 10022	NONDISCLOSURE AND CONFIDENTIALITY AGREEMENT
0893	AXON PHOTONICS	2933 BAYVIEW DRIVE	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
2210	BABCOCK & BROWN ELECTRONICS MANAGEMENT LLC	2 HARRISON STREET	SAN FRANCISCO, CA 94105	NON-DISCLOSURE AGREEMENT
2386	BAIRD & ASSOCIATES	5648 BERGAMO CT.	SAN JOSE, CA 95118	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0903	BALAZ ANALYTICAL SERVICES, AIR LIQUIDE ELECTRONICS US LP	46409 LANDING PARKWAY	FREMONT, CA 94538
1286	BALZERS PROCESS SYSTEMS	FL-9496 BALZERS	LIECHTENSTEIN,	NON-DISCLOSURE AGREEMENT
2241	BANK OF AMERICA SECURITIES	600 MONTGOMERY STREET	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT
3019	BATES CREEK CONSULTING	4227 GLEN HAVEN	SOQUEL, CA 95073	NON-DISCLOSURE AGREEMENT
2205	BAY STREET SOLUTIONS	90 NEW MONTGOMERY; SUITE 207	SAN FRANCISCO, CA 94105	NON-DISCLOSURE AGREEMENT
0060	BAYMOTION, INC.	1231 COURT STREET	ALAMEDA, CA 94501	NON-DISCLOSURE AGREEMENT
2052	BEARING ENGINEERING, INC.	650 BAIR ISLAND ROAD; SUITE 201	REDWOOD CITY, CA 94063	NON-DISCLOSURE AGREEMENT
0821	BEDE SCIENTIFIC INSTRUMENTS, LTD.	SUITE G-104; 14 INVERNESS DRIVE EAST	ENGLEWOOD, CO 80112	NON-DISCLOSURE AGREEMENT
3990	BEIJING NORTH MICROELECTRIC	NOT PROVIDED
0259	BEIJING SEVENSTAR HUACHUANG ELECTRONIC CO., LTD.	MICRO ELECTRON FACILITIES BRANCH; NO. 1 JIUXIANQIAO EAST RD., CHAOYANG DISTRICT	BEIJING, 100016	NON-DISCLOSURE AGREEMENT
0894	BEMA ELECTRONCIS	4545 CUSHING PARKWAY	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
1123	BENCHMARK ELECTRONICS	65 RIVER ROAD	HUDSON, NH 03051	NON-DISCLOSURE AGREEMENT
0119	BENCHMARK ELECTRONICS, INC.	3000 TECHNOLOGY DR.	ANGLETON, TX 77515	NON-DISCLOSURE AGREEMENT
2563	BENZING, JEFFREY C.	4000 N. FIRST STREET	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
2082	BERKELEY PROCESS CONTROL, INC.	1003 CANAL BLVD.	RICHMOND, CA 94804	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1171	BERRIEN O’BRIEN	PO BOX 9081 — BALBOA	JENNER, CA 95450	NON-DISCLOSURE AGREEMENT
3062	BEYOND INNOVATION, INC.	1095 E. DUANE AVE.; SUITE 207	SUNNYVALE, CA 94085	NON-DISCLOSURE AGREEMENT
3063	BLUE 29	615 PALOMAR AVE.	SUNNYVALE, CA 94085	NON-DISCLOSURE AGREEMENT
0115	BLUE SHIFT TECHNOLOGIES, INC.	3 RIVERSIDE DRIVE	ANDOVER, MA 01810	ADDENDUM TO NON-DISCLOSURE AGREEMENT
0114	BLUE SHIFT TECHNOLOGIES, INC.	3 RIVERSIDE DRIVE	ANDOVER, MA 01810	NON-DISCLOSURE AGREEMENT
2807	BOC EDWARDS	3901 BURTON DRIVE	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
2002	BODYCOTE TESTING GROUP	4949 SE JOHNSON CRK. BLVD.	PORTLAND, OR 97222	NON-DISCLOSURE AGREEMENT
3385	BOLD TECHNOLOGIES, INC.	1455 WEST 8120 SOUTH	WEST JORDAN, UT 84088	NON-DISCLOSURE AGREEMENT
1733	BOVIS LEND LEASE	200 PARK AVENUE	NEW YORK, NY 10166	NON-DISCLOSURE AGREEMENT
1449	BOXER CROSS, INC.	978 HAMILTON COURT	MENLO PARK, CA 94025	NON-DISCLOSURE AGREEMENT
3908	BRAIN WORKS	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1670	BRC ENGINEERING	1089 4TH AVENUE	NAPA, CA 94559	NON-DISCLOSURE AGREEMENT
2101	BREWER SCIENCES	2401 BREWER DRIVE	ROLLA, MO 65401	NON-DISCLOSURE AGREEMENT
4004	BRIAN HAUX	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2821	BRION TECHNOLOGIES	4151 BURTON DRIVE	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
0845	BROADVIEW	950 TOWER LANE; 19TH FLOOR	FOSTER CITY, CA 94404	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0562	BROOKS AUTOMATION, INC.	15 ELIZABETH DRIVE	CHELMSFORD, MA 01824	NON-DISCLOSURE AGREEMENT
0563	BROOKS AUTOMATION, INC.	15 ELIZABETH DRIVE	CHELMSFORD, MA 01824	NON-DISCLOSURE AGREEMENT
3424	BROWN, DAVID	280 FAMILY FARM ROAD	WOODSIDE, CA 94062	NON-DISCLOSURE AGREEMENT
1993	BROWN, DEBORAH	7392 STONEDALE DR.	PLEASONTON, CA 94588	NON-DISCLOSURE AGREEMENT
3029	BROWN, KERMIT	1322 KILMER AVENUE	ST. LOUIS PARK, MN 55426	NON-DISCLOSURE AGREEMENT
3999	BRUKER AXS GMBH	OESTLICHE RHEINBRUECKENSTRASSE 49; 76187 KARLSRUHE		NON-DISCLOSURE AGREEMENT
2089	BRYCON CORPORATION	134 RIO RANCHO BLVD.	RIO RANCHO, NM 87124	NON-DISCLOSURE AGREEMENT
1764	BTU INTERNATIONAL	23 ESQUIRE ROAD	NORTH BILLERICA, MA 01862	NON-DISCLOSURE AGREEMENT
1354	BUSINESS SYSTEMS ARCHITECTS	101 CHURCH STREET; #3	LOS GATOS, CA 95030	NON-DISCLOSURE AGREEMENT
1703	C.E.UNTERBERG, TOWBIN .	350 MADISON AVENUE	NEW YORK, NY 10017	NON-DISCLOSURE AGREEMENT
0641	C2K TECHNOLOGIES	10557 JEFFERSON BLVD.; SUITE #B	CULVER CITY, CA 90232	NON-DISCLOSURE AGREEMENT
3993	CA DESIGN	NOT PROVIDED
2903	CAD CONNECTION	660 SUGAR PINE ROAD	SCOTTS VALLEY, CA 95066	NON-DISCLOSURE AGREEMENT
2671	CAL-BAY SYSTEMS, INC.	3070 KEMER BLVD.; SUITE B	SAN RAFAEL, CA 94901	NON-DISCLOSURE AGREEMENT
0958	CALCRAFT	43333 OSGOOD ROAD	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
0059	CALISO CONSULTING, LLC	1516 OAK STREET; SUITE 312	ALAMEDA, CA 94501	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2808	CALTEK SALES	3130 DE LA CRUZ BLVD.; SUITE 130	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
3263	CALYON, TOKO BRANCH	SHIODOME SUMITOMO BUILDING, 16/F; 1-9-2, HIGASHI-SHIMBASHI, MINATO-KU	TOKYO, 105-0021
1647	CAMBRIDGE SEARCH GROUP	2680 BAYSHORE FREEWAY; STE. 106	MOUNTAIN VIEW, CA 94043	NON-DISCLOSURE AGREEMENT
2154	CAMPBELL & GEORGE	1100 INDUSTRIAL ROAD; #12	SAN CARLOS, CA 94070	NON-DISCLOSURE AGREEMENT
0541	CAMSTAR SYSTEMS, INC.	2815 COLISEUM CENTRE DRIVE; SUITE 600	CHARLOTTE, NC 28217	NON-DISCLOSURE AGREEMENT
3280	CANON INC.	30-2, SHIMOMARUKO 3-CHOME; OHTA-KU	TOKYO, 146	NON-DISCLOSURE AGREEMENT
3279	CANON INC. (1 WAY PROTECTS CANON)	30-2, SHIMOMARUKO 3-CHOME; OHTA-KU	TOKYO, 146	NON-DISCLOSURE AGREEMENT
2234	CAPITALSOURCE FINANCE LLC	ONE MARITIME PLAZA	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT
1375	CAPRES A/S	SCION-DTU; BUILD. 373	LYNGBY, DK-2800	NON-DISCLOSURE AGREEMENT
2108	CAREER ADVANTAGE PERSONNEL	3720 GATTIS SCHOOL RD.; STE. 800, UNIT 259	ROUND ROCK, TX 78664	NON-DISCLOSURE AGREEMENT
2399	CARL & ASSOCIATES	6455 ALMADEN EXPRESSWAY; SUITE 214	SAN JOSE, CA 95120	NON-DISCLOSURE AGREEMENT
3909	CARL ZEISS JENA, GMBH	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
0128	CARMEL CHEMICALS, INC.	INDUSTRIAL ZONE; P.O. BOX 8	ATILT, 30300	NON-DISCLOSURE AGREEMENT
3064	CASTILLANO, CHERILE	755 E. DUANE AVE; # L	SUNNYVALE, CA 94085	NON-DISCLOSURE AGREEMENT
0395	CELLFUSION, LLC	111 ANZA BOULEVARD; SUITE 205	BURLINGAME, CA 94010	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0719	CENDANT MOBILITY SERVICES CORPORATION	40 APPLE RIDGE ROAD	DANBURY, CT 06810	NON-DISCLOSURE AGREEMENT
0718	CENDANT MOBILITY SERVICES CORPORATION	40 APPLE RIDGE ROAD	DANBURY, CT 06810	NON-DISCLOSURE AGREEMENT
3342	CENTERPOINT CONNECTIVE SOFTWARE ENGINEERING GMBH	EUROPASTRASSE 8	VILLACH, EUROPASTRA, A-9524	NON-DISCLOSURE AGREEMENT
2090	CENTRAL COMMUNICATIONS	4324 LATHAM ST.; STE. 110	RIVERSIDE, CA 92501	NON-DISCLOSURE AGREEMENT
3987	CENTROTHERM	JOHANNES-SCHMID-STR.8; 89143 BLAUBEUREN		NON-DISCLOSURE AGREEMENT
3153	CGS INTERNATIONAL, INC.	11F NO. 36, SEC 3; POR TE ROAD	TAIPEI,	NON-DISCLOSURE AGREEMENT
3217	CH2M HILL INDUSTRIAL DESIGN & CONSTRUCTION, INC.	2625 SOUTH PLAZA DRIVE; SUITE 300	TEMPE, AZ 85282	NON-DISCLOSURE AGREEMENT
1997	CH2M HILL INDUSTRIAL DESIGN & CONSTRUCTION, INC.	2020 SW 4TH AVE.; 3RD FLOOR	PORTLAND, OR 97201	NON-DISCLOSURE AGREEMENT
0583	CHARLES BAYLIS	3451 OBSERVATORY PLACE	CINCINNATI, OH 45208	NON-DISCLOSURE AGREEMENT
3969	CHARM ACCOUNTING CORPORATION	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3180	CHENG FWA	5F., NO. 373, JUNGSHAN RD.	SANCHUNG, TAIPEI COUNTY	NON-DISCLOSURE AGREEMENT
3324	CHERINE CHAN	34636 ARROYO DRIVE	UNION CITY, CA 94587	NON-DISCLOSURE AGREEMENT
0568	CHICAGO UNDERWRITING GROUP, INC.	SUITE 1000; 191 NORTH WACKER DRIVE	CHICAGO, IL 60606	NONDISCLOSURE AND CONFIDENTIALITY AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1805	CHRISTOPHER ANDREW D’URSO	1011 MORENO AVE.	PALO ALTO, CA 94303	NON-DISCLOSURE AGREEMENT
2239	CHUBB & SONN	2 EMBARCADERO CTR	SAN FRANCISCO, CA 94111	NONDISCLOSURE AND CONFIDENTIALITY AGREEMENT
2455	CIMAC, INC.	1101 S. WINCHESTER BLVD.; SUITE J205	SAN JOSE, CA 95128	NON-DISCLOSURE AGREEMENT
2457	CIMAC, INC.	1101 S. WINCHESTER BLVD.; STE. J205	SAN JOSE, CA 95128	NON-DISCLOSURE AGREEMENT
2139	CIMETRIX INC.	6979 SOUTH HIGH TECH DRIVE	SALT LAKE CITY, UT 84047
2138	CIMETRIX INCORPORATED	6979 SOUTH HIGH TECH DRIVE	SALT LAKE CITY, UT 84047	CONFIDENTIAL DISCLOSURE AGREEMENT
1972	CINGULAR WIRELESS LLC WEST REGION	4420 ROSEWOOD DRIVE; BLDG. 2, 4TH FLOOR	PLEASANTON, CA 94588	NON-DISCLOSURE AGREEMENT
3205	CIRCUIT EXPRESS	229 S. CLARK DR.	TEMPE, AZ 85281	NON-DISCLOSURE AGREEMENT
2143	CITIBANK	100 CITIBANK DRIVE	SAN ANTONIO, TX 78245	NON-DISCLOSURE AGREEMENT
1704	CITIGATE SARD VERBINNEN	630 THIRD AVENUE	NEW YORK, NY 10017	NON-DISCLOSURE AGREEMENT
2172	CITIGROUP	555 CALIFORNIA ST.; 35TH FLOOR	SAN FRANCISCO, CA 94104	NON-DISCLOSURE AGREEMENT
2171	CITIGROUP	555 CALIFORNIA ST.; 35TH FLOOR	SAN FRANCISCO, CA 94104	NON-DISCLOSURE AGREEMENT
1410	CKC CERTIFICATION SERVICES	4933 SIERRA PINES DRIVE	MARIPOSA, CA 95338	NON-DISCLOSURE AGREEMENT
0955	CKC LABORATORIES, INC.	1120 FULTON PLACE	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
1705	CLARK & WEINSTOCK	52 VANDERBILT AVE.	NEW YORK, NY 10017	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1943	CLAYTON GROUP SERVICES	6920 KOLL CENTER PARKWAY; SUITE 216	PLEASANTON, CA 94566	NON-DISCLOSURE AGREEMENT
2332	CLEAN LINK INC.	345 E. BROKAW	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
1663	CLEANROOM SYSTEMS	7000 PERFORMANCE DRIVE	N. SYRACUSE, NY 13212	NON-DISCLOSURE AGREEMENT
2046	CLEANROOM TECHNOLOGIES INTERNATIONAL	1296 FOOTHILL STREET	REDWOOD CITY, CA 94061	NON-DISCLOSURE AGREEMENT
0594	CLEVELAND MOTION CONTROLS	7550 HUB PARKWAY	CLEVELAND, OH 44125	NON-DISCLOSURE AGREEMENT
3090	CMANGO, INC.	407 TOWN & COUNTRY VILLAGE	SUNNYVALE, CA 94086	NON-DISCLOSURE AGREEMENT
0012	CNC ENGINEERING SERVICES	10 ADMIRALTY ST., #05-86; NORTH LINK BUILDING
1297	COAST FIRE EQUIPMENT	5930 LAS POSITAS ROAD	LIVERMORE, CA 94551	NON-DISCLOSURE AGREEMENT
1679	COGNEX CORPORATION	ONE VISION DRIVE	NATICK, MA 01760	NON-DISCLOSURE AGREEMENT
2308	COMERICA BANK-CALIFORNIA	226 AIRPORT PARKWAY	SAN JOSE, CA 95110	NON-DISCLOSURE AGREEMENT
2314	COMERICA BANK-CALIFORNIA	226 AIRPORT PARKWAY; SUITE 100	SAN JOSE, CA 95110	NON-DISCLOSURE AGREEMENT
2068	COMMUNICANT ASSET MANAGEMENT CORP.	3355 NAMBE DRIVE	RENO, NV 89511	NON-DISCLOSURE AGREEMENT
3910	COMMUNICANT SEMICONDUCTOR TECHNOLOGIES	TECHNOLOGIEPARK 1; 15236 FRANKFURT (ODER)		NON-DISCLOSURE AGREEMENT
2920	COMPAQ COMPUTER CORPORATION MALAYSIA SDN BHD	4 JALAN BERSATU 13/4; PETALING JAYA	SELANGOR DARUL EHSAN, 46200	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2867	COMPASS ROSE MEDIA	105 LOCUST STREET	SANTA CRUZ, CA 95060	NON-DISCLOSURE AGREEMENT
2380	COMPUTER MAGIC	4030 MOORPARK AVE.; SUITE 108	SAN JOSE, CA 95117	NON-DISCLOSURE AGREEMENT
1736	COMPUTER PRO	5876 MOWRY SCHOOL ROAD	NEWARK, CA 94560	NON-DISCLOSURE AGREEMENT
1376	CONCEPTUAL DESIGN ANALYSIS	NOT PROVIDED	LYNNFIELD, MA 01940
0211	CONCURRENT DESIGNS, INC.	12310 RANCH ROAD 620 NORTH; SUITE 101	AUSTIN, TX 78750	NON-DISCLOSURE AGREEMENT
1744	CONEXANT SYSTEMS, INC.	4311 JAMBOREE ROAD; M/S H01-109	NEWPORT BEACH, CA 92660	CONFIDENTIAL INFORMATION TRANSMITTAL RECORD
1191	CONTACT CO., LTD.	803-3 KAMIMIZO-CHO; SAGAMIHARA-SHI	KANAGAWA, 229-1123	NON-DISCLOSURE AGREEMENT
0305	CONTRACT ENGINEERING	123 PARK	BEVERLY, MA 01915	NON-DISCLOSURE AGREEMENT
1737	CONTRACT METAL PRODUCT	37600 FILBERT STREET	NEWARK, CA 94560	NON-DISCLOSURE AGREEMENT
3413	CONTROL MICRO SYSTEMS	4420 METRIC DRIVE	WINTER PARK, FL 32792	NON-DISCLOSURE AGREEMENT
1983	CONTROLLERS GROUP, INC.	4637 CHABOT DRIVE; SUITE 104	PLEASANTON, CA 94588	NON-DISCLOSURE AGREEMENT
1772	CONVERGENT COMPUTING	399 GRAND AVENUE	OAKLAND, CA 94610	NON-DISCLOSURE AGREEMENT
1778	COORSTEK, INC.	1100 COMMERCE PARK DRIVE	OAKRIDGE, TN 37830	NON-DISCLOSURE AGREEMENT
0465	COPLEY CONTROLS CORP.	20 DAN ROAD	CANTON, MA 02021	NON-DISCLOSURE AGREEMENT
3393	COPLEY CONTROLS CORP.	410 UNIVERSITY AVE.	WESTWOOD, MA 02090	NON-DISCLOSURE AGREEMENT
1901	CORBINS ELECTRIC	102 S. 28TH STREET	PHOENIX, AZ 85036	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2150	CORIO INC.	959 SKYWAY ROAD; SUITE 100	SAN CARLOS, CA 94070	NON-DISCLOSURE AGREEMENT
0694	COYLE, MARYLYNN	6456 NORWAY ROAD	DALLAS, TX 75230	NON-DISCLOSURE AGREEMENT
1910	CRAIG COZART PHOTOGRAPHY	221 TIGER LILY ROAD	PILOT HILL, CA 95664	NON-DISCLOSURE AGREEMENT
0663	CREATIVE DESIGN ENGINEERING	20565 ALVES DRIVE	CUPERTINO, CA 95014	NON-DISCLOSURE AGREEMENT
2870	CREDENCE SYSTEMS GMBH	P.O. BOX 5146	SANTA CRUZ, CA 95063
1278	CROSS COMPONENTS, INC.	7421 114TH AVE. N.; SUITE B	LARGO, FL 33773	NON-DISCLOSURE AGREEMENT
1584	CTS ELECTRONICS	200 SCIENCE DRIVE	MOORPARK, CA 93021	NON-DISCLOSURE AGREEMENT
1557	CUSTOMER DRIVEN MACHINING	1125 COVE CIRCLE	MINNETRISTA, MN 55364	NON-DISCLOSURE AGREEMENT
1903	CUTTING EDGE-INEERING, LLC	3140 E. DRY CREEK RD.	PHOENIX, AZ 85048	NON-DISCLOSURE AGREEMENT
3276	CV RESEARCH CORPORATION	19-2 MINAMIROKUGO 3-CHROME; OTA-KU	TOKYO, 144-0045	NON-DISCLOSURE AGREEMENT
2564	CYBEQ NANO TECHNOLOGIES	45 EAST PLUMERIA DRIVE	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
1592	CYDONICS/ANNIE TSIM	16275 MONTEREY ROAD; SUITE O	MORGAN HILL, CA 95037	NON-DISCLOSURE AGREEMENT
1874	CYMATIX, INC.	1160 INDUSTRIAL AVENUE	PETALUMA, CA 94952	NON-DISCLOSURE AGREEMENT
1260	CYMECHS	6F, 5TH JUNGANG INDUSPIA #138-6; SANGDAEWON-DONG, JUNGWON-GU, SEONGNAM-CITY	KYUNGGI-DO, 462	NON-DISCLOSURE AGREEMENT
2164	CYMER	17075 THORNMINT CT.	SAN DIEGO, CA 92127	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1973	D.W. MORGAN COMPANY	POST OFFICE BOX 10205	PLEASANTON, CA 94588	NON-DISCLOSURE AGREEMENT
1794	DAIFUKU CO., LTD.	3-2-11 MITEJIMA; NISHIYODOGAWA-KU	OSAKA, 555-0012	NON-DISCLOSURE AGREEMENT
1792	DAIKIN CO., LTD.	UMEDA CENTER BLDG., 2-4-12; NAKAZAKI- NISHI, KITA-KU	OSAKA, 530-8323	NON-DISCLOSURE AGREEMENT
2259	DAING, AMRITA	1370 MCALLISTER STREET	SAN FRANCISCO, CA 94115	NON-DISCLOSURE AGREEMENT
3240	DAINICHI SHOJI K.K.	4-15-33; SHIBAURA, MINATO-KU	TOKYO,	NON-DISCLOSURE AGREEMENT
3964	DAISUKE TAKANO	EMPLOYEE		NON-DISCLOSURE AGREEMENT
3257	DAITO ELECTRON CO., LTD.	6 KOJIMACHI 1-CHOME; CHIYODA-KU	TOKYO, 102-8730	NON-DISCLOSURE AGREEMENT
3299	DAN INDUSTRY CO., LTD., HIDEO OE	3-12-16 IWATO-KITA; KOMAE	TOKYO, 201-0004	NON-DISCLOSURE AGREEMENT
3297	DAN SCIENCE CO., LTD.	2161-5 MIVAMA-CHO; HACHIOJI	TOKYO, 192-0152	NON-DISCLOSURE AGREEMENT
2222	DANAHER MOTION	174 BOCANA STREET	SAN FRANCISCO, CA 94110	NON-DISCLOSURE AGREEMENT
2974	DATUM POINTT HOLDINGS	NO 47; CHANGI SOUTH AVE 2	SINGAPORE, 486148	NON-DISCLOSURE AGREEMENT
1940	DAVE WALISZEWSKI INC.	1110 BORDEAUX	PLEASANTON, CA 94566	NON-DISCLOSURE AGREEMENT
3425	DAVID POWELL, INC.	2995 WOODESIDE ROAD; SUITE 150	WOODSIDE, CA 94062	NON-DISCLOSURE AGREEMENT
2652	DAVID POWELL, INC.	3190 CLEARVIEW WAY; SUITE 100	SAN MATEO, CA 94402	NON-DISCLOSURE AGREEMENT
0782	DAVIS & ASSOCIATES	6113 LEDGEWOOD TERRACE	DUBLIN, CA 94568	NON-DISCLOSURE AGREEMENT
3991	DB ENGINEERING	NOT PROVIDED

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3405	DB ROBERTS COMPANY	30 UPTON DRIVE; SUITE #3	WILMINGTON, MA 01887	NON-DISCLOSURE AGREEMENT
0461	DECLAN, INC.	PO BOX 111733	CAMPBELL, CA 95011	NON-DISCLOSURE AGREEMENT
2726	DECON TECHNOLOGIES, INC.	1132 WALSH AVE.	SANTA CLARA, CA 95050	NON-DISCLOSURE AGREEMENT
2992	DEETAT COATING PTE LTD	NO. 22 JOO KOON CRESCENT	SINGAPORE, 629028
0196	DEININGER, RICHARD	5204 E. BEN WHITE BLVD.; M/S 601	AUSTIN, TX 78741	NON-DISCLOSURE AGREEMENT
1342	DEL SMITH MANUFACTURING	3534 E. 14TH STREET	LOS ANGELES, CA 90023	NON-DISCLOSURE AGREEMENT
2369	DELOITTE & TOUCHE	60 SOUTH MARKET STREET	SAN JOSE, CA 95113	NON-DISCLOSURE AGREEMENT
2370	DELOITTE & TOUCHE	60 SOUTH MARKET ST.	SAN JOSE, CA 95113	NON-DISCLOSURE AGREEMENT
2208	DELOITTE & TOUCHE LLP	50 FREMONT STREET	SAN FRANCISCO, CA 94105	CONFIDENTIALITY AGREEMENT
2209	DELOITTE FINANCIAL ADVISORY	50 FREMONT STREET	SAN FRANCISCO, CA 94105	NON-DISCLOSURE AGREEMENT
1902	DELTA TECHNOLOGY, INC.	4619 S. 33RD ST.	PHOENIX, AZ 85040	NON-DISCLOSURE AGREEMENT
1564	DELTORO, GEORGE	33 MAPLE LEAF	MISSION VIEJO, CA 92692	NON-DISCLOSURE AGREEMENT
2315	DELYSE NASH & ASSOC	1754 TECHNOLOGY DRIVE; SUITE 224	SAN JOSE, CA 95110	NON-DISCLOSURE AGREEMENT
2809	DESAI, PRANAV ANIL KUMAR	3945 FREEDOM CIRCLE; #720	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
1109	DET NORSKE VERITAS CERTIFICATION, INC.	16340 PARK TEN PLACE; SUITE 100	HOUSTON, TX 77084	NON-DISCLOSURE AGREEMENT
2242	DEUTSCHE BANK SECURITIES, INC.	101 CALIFORNIA STREET; 48TH FLOOR	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0369	DHL/DANZAS	485 VALLEY DRIVE	BRISBANE, CA 94005	NON-DISCLOSURE AGREEMENT
1093	DIABLO PRECISION	2337 SUITE J; TECHNOLOGY PARKWAY	HOLLISTER, CA 95023	NON-DISCLOSURE AGREEMENT
1349	DIAMOND SEMICONDUCTOR SYSTEMS INC.	16548 OLEANDER AVE.	LOS GATON, CA 95032	CONFIDENTIAL DISCLOSURE AGREEMENT
0883	DIELECTRIC SYSTEMS, INC.	45500 NORTHPORT LOOP WEST	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
1005	DIGITROL ENGINEERING	745 N. GILBERT RD.; SUITE 124-112	GILBERT, AZ 85234	NON-DISCLOSURE AGREEMENT
2543	DINAH NGUYEN	3600 MADRID DRIVE	SAN JOSE, CA 95132	NON-DISCLOSURE AGREEMENT
2749	DIRECT LINE COMMUNICATION	1342 WHITE DRIVE	SANTA CLARA, CA 95051	NON-DISCLOSURE AGREEMENT
1094	DIVERIFAB SOLUTIONS	2320 TECHNOLOGY PARKWAY	HOLLISTER, CA 95023	NON-DISCLOSURE AGREEMENT
1406	DMH INTERNATIONAL LLC	113 27TH ST.; UNIT B	MANHATTAN BEACH, CA 90266	NON-DISCLOSURE AGREEMENT
0242	DOMAIN LOGIX CORPORATION	8303 NORTH MOPAC EXPRESSWAY; A-101	AUSTIN, TX 78759	NON-DISCLOSURE AGREEMENT
0243	DOMAIN LOGIX CORPORATION	8303 NORTH MOPAC EXPRESSWAY; A-101	AUSTIN, TX 78759	NON-DISCLOSURE AGREEMENT
1322	DON MAHER	26307 ESPERANZA DRIVE	LOS ALTOS HILLS, CA 94022
0701	DONLEY TOWNSEND ASSOCIATES, LLC	13355 NOEL ROAD; SUITE 500	DALLAS, TX 75240	NON-DISCLOSURE AGREEMENT
0690	DONLEY TOWNSEND ASSOCIATES, LLC	3333 LEE PARKWAY; SUITE 600	DALLAS, TX 75219	NON-DISCLOSURE AGREEMENT
2107	DPI RETICLE TECHNOLOGY CENTER, LLC	2011 GREENHILL DRIVE	ROUND ROCK, TX 78664	BILATERAL CONFIDENTIAL INFORMATION AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1824	DPIX, LLC	3406 HILLVIEW AVENUE	PALO ALTO, CA 94304	NON-DISCLOSURE AGREEMENT
1461	DRUMMOND, STEVE	4 MERRIMAC STREET	MERRIMAC, MA 01860	NON-DISCLOSURE AGREEMENT
1596	DSG TECHNOLOGIES	135 E. MAIN STREET	MORGAN HILL, CA 95037	NON-DISCLOSURE AGREEMENT
1185	DT FINE ELECTRONICS CO., LTD.	1 KOMUKAI TOSHIBA-CHO; SAIWAI-KU, KAWASAKI	KANAGAWA, 212-8583	NON-DISCLOSURE AGREEMENT
3278	DYCK; RICHARD	5-10-9 MINAMI YUKIGAYA; OTA-KU	TOKYO, 145-0066	NON-DISCLOSURE AGREEMENT
2095	DYNA-FAB CO.	AIR STATION INDUSTRY PARK	ROCKLAND, MA 02370	NON-DISCLOSURE AGREEMENT
1501	DYNAMIC DETAILS INCORPORATED AND ITS AFFILIATES	1831 TAROB COURT	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT
2828	DYNAMIC SOLUTIONS	2000 WYATT DRIVE; SUITE 8	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
2872	DYNATEX INTERNATIONAL	5577 SKYLANE BOULEVARD	SANTA ROSA, CA 95403	NON-DISCLOSURE AGREEMENT
1771	DYNEON LLC	6744 33RD STREET NORTH	OAKDALE, MN 55128	CONFIDENTIAL DISCLOSURE AGREEMENT
1151	EADS NORTH AMERICA DEFENSE TEST & SERVICES, INC.	4 GOODYEAR STREET	IRVINE, CA 92618	NONDISCLOSURE AGREEMENT
2595	EARTH TECH, INC.	695 RIVER OAKS PARKWAY	SAN JOSE, CA 951354	NON-DISCLOSURE AGREEMENT
3428	EASTERN JAPAN SEMICONDUCTOR TECHNOLOGIES, INC.	610-5 SHIMOIMASUWA	SHIRANE-CHO, NAKAKOMA-GUN, YAMANASHI 400-0212	NON-DISCLOSURE AGREEMENT
1864	EATON CORPORATION SEMICONDUCTRO EQUIPMENT OPERATIONS	2 CENTENNIAL DRIVE	PEABODY, MA 01960	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3277	EBARA CORPORATION	11-1, HANEDA ASAHI-CHO; OHTA-KU	TOKYO, 144-8510	NON-DISCLOSURE AGREEMENT
1296	ECO-SNOW	4935A SOUTHFRONT ROAD	LIVERMORE, CA 94551	NON-DISCLOSURE AGREEMENT
3968	EDA-ON-EIB PROJECT NDAS	NOT PROVIDED
0346	EDITAVENUE	304 NEWBURY STREET; #397	BOSTON, MA 02115	NON-DISCLOSURE AGREEMENT
3967	EDWARD M. COOK	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2006	ELECTRO SCIENTIFIC INDUSTRIES, INC.	13900 SCIENCE PARK DR.	PORTLAND, OR 97229	NON-DISCLOSURE AGREEMENT
2007	ELECTRO SCIENTIFIC INDUSTRIES, INC.	13900 SCIENCE PARK DR.	PORTLAND, OR 97229	NON-DISCLOSURE AGREEMENT
2008	ELECTRO SCIENTIFIC INDUSTRIES, INC.	13900 SCIENCE PARK DR.	PORTLAND, OR 97229
2009	ELECTRO SCIENTIFIC INDUSTRIES, INC.	13900 SCIENCE PARK DR.	PORTLAND, OR 97229
1941	ELECTRONIC DATA SYSTEMS CORPORATION	7031 KOLL CENTER PARKWAY	PLEASANTON, CA 94566	NON-DISCLOSURE AGREEMENT
1655	ELITE NETWORK SEARCH & CONSULTING	444 CASTRO STREET; SUITE 290	MTN. VIEW, CA 94041	NON-DISCLOSURE AGREEMENT
3065	ELLIOTT LABORATORIES, INC.	684 WEST MAUDE AVENUE	SUNNYVALE, CA 94085	NON-DISCLOSURE AGREEMENT
3412	ELMO MOTION CONTROL, INC.	900H REVIER STREET; KENNEDY IND. PARK	WINDSOR, CT 06095	NON-DISCLOSURE AGREEMENT
1463	EMA, UNITED STATES, INC.	1001 W. SOUTHERN AVE.	MESA, AZ 85210	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1767	EMCOR GROUP, INC.	301 MERRITT SEVEN; 6TH FLOOR	NORWALK, CT 06851	NON-DISCLOSURE AGREEMENT
0542	EMPLOYEE BENEFITS COMMUNICATIONS, INC.	2525 INNSBROOK ROAD	CHARLOTTE, NC 28226	NON-DISCLOSURE AGREEMENT
2810	ENCORE INDUSTRIES, INC.	3535 DE LA CRUZ BLVD	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
1454	END TO END ANALYTICS	1047 MARCUSSEN DRIVE	MENLO PARK, CA 94025	NON-DISCLOSURE AGREEMENT
0432	ENG TEKNOLOGI SDN BHD	PLOT 69-70, PESAR KAMPUNG JAWA; BAYAN LEPAS INDUSTRIAL ZONE	BYAN LEPAS, PENANG, 11900	NON-DISCLOSURE AGREEMENT
2978	ENG TIC LEE ACHIEVE PTE LTD	1 CHANGI NORTH STREET 2	SINGAPORE, 498808	NON-DISCLOSURE AGREEMENT
2000	ENGINEERING & PROTOTYPE SERVICES	1433 N.W. QUIMBY STREET	PORTLAND, OR 97209	NON-DISCLOSURE AGREEMENT
0715	ENGINEERING DESIGN MANAGEMENT LLC	P.O. BOX 814062	DALLAS, TX 75381
0714	ENGINEERING DESIGN MANAGEMENT LLC	P.O. BOX 814062	DALLAS, TX 75381	NON-DISCLOSURE AGREEMENT
2977	ENGTICLEE ENGINEERING (SINGAPORE) PTE LTD.	1 CHANGI NORTH STREET 2	SINGAPORE, 498808	NON-DISCLOSURE AGREEMENT
0602	ENTEGRIS	4405 ARROWS WEST DRIVE	COLORADO SPRINGS, CO 80907	NON-DISCLOSURE AGREEMENT
0555	ENTEGRIS CORPORATION	3500 LYMAN BOULEVARD	CHASKA, MN 55318	NON-DISCLOSURE AGREEMENT
0556	ENTEGRIS INC.	3500 LYMAN BLVD.	CHASKA, MN 55318	NON-DISCLOSURE AGREEMENT
0559	ENTEGRIS, INC.	3500 LYMAN BLVD.	CHASKA, MN 55318	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0558	ENTEGRIS, INC.	3500 LYMAN BLVD.	CHASKA, MN 55318	NON-DISCLOSURE AGREEMENT
3126	ENVIRONMENTAL AND OCCUPATIONAL RISK MANAGEMENT	283 EAST JOUA DRIVE	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT
1360	ENVISAGE LTD.	324 LOS GATOS BLVD.	LOS GATOS, CA 95032	NON-DISCLOSURE AGREEMENT
3298	ENYA SYSTEM LIMITED	1-24-8; MUSASHINO-DAI, FUSSA-SHI	TOKYO, 197-0013	NON-DISCLOSURE AGREEMENT
0660	EONLINE INC.	20400 STEVENS CREEK BLVD.; SUITE 200	CUPERTINO, CA 95014	NON-DISCLOSURE AGREEMENT
0133	EQUANT NETWORK SERVICE, INC.	3100 CUMBERLAND BOULEVARD; 12TH FLOOR	ATLANTA, GA 30339	NON-DISCLOSURE AGREEMENT
1211	ERD LTD., INC.	1403 OLD GREENSBORO RD.	KERNERSVILLE, NC 27284	NON-DISCLOSURE AGREEMENT
1289	ERIC NERING	3641 MONTROSE PLACE	LIVERMORE, CA 94550	NON-DISCLOSURE AGREEMENT
3037	ERL EXECUTIVE RESOURCES LIMITED	290 9TH STREET NORTH; SUITE 200	ST. PETERSBURG, FL 33705	NON-DISCLOSURE AGREEMENT
1348	ERNST & YOUNG	DEPT. 6793	LOS ANGELES, CA 90084	NON-DISCLOSURE AGREEMENT
2895	ESCORT MEMORY SYSTEMS	170 TECHNOLOGY CIRCLE	SCOTS VALLEY, CA 95066	NON-DISCLOSURE AGREEMENT
0015	ESM LIMITED	CARDIFF ROAD	NEWPORT SOUTH WALES, NP108YJ	NON-DISCLOSURE AGREEMENT
1595	ETA-USA	16170 VINEYARD BLVD.; SUITE 180	MORGAN HILL, CA 95037	NON-DISCLOSURE AGREEMENT
2728	ETC COMPANY	2096-A WALSH AVE.	SANTA CLARA, CA 95050	NON-DISCLOSURE AGREEMENT
2811	ETEC SYSTEMS, INC.	3050 BOWERS AVENUE; P.O. BOX 58039	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3085	EUNIVERSITY	198 S. MURPHY AVENUE	SUNNYVALE, CA 94086	NON-DISCLOSURE AGREEMENT
0565	EUROPEAN PLASMA TECHNOLOGY, LTD	22 MOUNTON DRIVE	CHEPSTOW, NP16 5EH	NON-DISCLOSURE AGREEMENT
2892	EV GROUP	DI ERISCH THALLNUR STRASSE 1; A-4780	SCHAERDING,	NON-DISCLOSURE AGREEMENT
2893	EV GROUP	DI ERISCH THALLNUR STRASSE 1	SCHAERDING, A-4780	NON-DISCLOSURE AGREEMENT
3986	EVATEC LTD	LOCHRIET; CH-8890 FLUMS		NON-DISCLOSURE AGREEMENT
1646	EVOLVE MANUFACTURING	1145 TERRA BELLA AVE.	MOUNTAIN VIEW, CA 94043	NON-DISCLOSURE AGREEMENT
2812	EXCEL MANUFACTURING	3185 DE LA CRUZ BLVD.	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
2825	EXEROS, INC.	2953 BUNKER HILL LN.; STE. 201	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
1018	EXHIBIT DYNAMICS INC.	2940 114TH STREET	GRAND PRAIRIE, TX 75050	NON-DISCLOSURE AGREEMENT
2499	EXIS INC.	441 W. TRIMBLE ROAD	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
2692	EXPERLOGIX	27 W. ANAPAMU ST.	SANTA BARBARA, CA 93101	NON-DISCLOSURE AGREEMENT
2898	EXPERTECH, INC.	300 TECHNOLOGY CIRCLE	SCOTTS VALLEY, CA 95066	NON-DISCLOSURE AGREEMENT
2456	EXTENDED LEAN SOLUTIONS	3031 TISH WAY; STE. 10 PLAZA WEST	SAN JOSE, CA 95128	NON-DISCLOSURE AGREEMENT
2937	FA SOFTWARE	BUILDING 10-A, NO. 116, STREET 572; BI BO RD. ZHANGJIANG HI-TECH PARK	SHANGHAI, 201203	NON-DISCLOSURE AGREEMENT
2414	FACILICORP	1631 WILLOW STREET; SUITE 105	SAN JOSE, CA 95125	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2416	FACILICORPS	1631 WILLOW STREET; SUITE 105	SAN JOSE, CA 95125	NON-DISCLOSURE AGREEMENT
3106	FACILITIES DYNAMICS, INC.	945 LORNE WAY	SUNNYVALE, CA 94087	NON-DISCLOSURE AGREEMENT
0226	FACTS, INC.	11900 METRIC BLVD.; SUITE J-101	AUSTIN, TX 78758	NON-DISCLOSURE AGREEMENT
1214	FALA TECHNOLOGIES, INC.	430 OLD NEIGHBORHOOD RD.	KINGSTON, NY 12401	NON-DISCLOSURE AGREEMENT
0697	FAS TECHNOLOGIES	10480 MARKISON ROAD	DALLAS, TX 75238	NON-DISCLOSURE AGREEMENT
1062	FEI COMPANY	5350 NE DAWSON CREEK DRIVE	HILLSBORO, OR 97124	NON-DISCLOSURE AGREEMENT
1066	FEI COMPANY	5350 NE DAWSON CREEK DRIVE	HILLSBORO, OR 97124	NON-DISCLOSURE AGREEMENT
2885	FERGUSON, JOHN	80 LIBERTY SHIP WAY	SAUSALITO, CA 94965	NON-DISCLOSURE AGREEMENT
2886	FERGUSON, JOHN	80 LIBERTY SHIP WAY	SAUSALITO, CA 94965	NON-DISCLOSURE AGREEMENT
2706	FF3 RESOURCE GROUP, INC.	2900 GORDON AVENUE; SUITE 100-7	SANTA CLARA, CA 65051	NON-DISCLOSURE AGREEMENT
3976	FICO SINGULATION B.V.	RATIO 6; 6921 RW DUIVEN
1827	FINANCIAL INTELLIGENCE, LLC	3300 HILLVIEW AVENUE; STE. 170	PALO ALTO, CA 94304	NON-DISCLOSURE AGREEMENT
2500	FINE PITCH TECHNOLOGIES, A SOLECTRON NPI SUBSIDIARY	2450 AUTUMNVALE DRIVE	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
1017	FIRST DERIVATIVE SYSTEMS, INC.	700 BECKNELL ROAD; BLDG. C	GOLETA, CA 93117	NON-DISCLOSURE AGREEMENT
1712	FLETCHER ASSET MANAGEMENT, INC.	22 EAST 67TH STREET	NEW YORK, NY 10021	NON-DISCLOSURE AGREEMENT
2520	FLEXTRONICS INDUSTRIAL LTD	2090 FORTUNE DRIVE	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2523	FLEXTRONICS INDUSTRIAL LTD	2090 FORTUNE DRIVE	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
2501	FLEXTRONICS INTERNATIONAL USA, INC.	1710 FORTUNE DRIVE	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
0750	FLO VISION LLC	113 LANDON LAND	DILLON, CO 80435	NON-DISCLOSURE AGREEMENT
0557	FLOUROWARE, INC.	101 PEAVEY ROAD	CHASKA, MN 55318	NON-DISCLOSURE AGREEMENT
0101	FLUOR ENTERPRISES	ONE ENTERPRISE DRIVE	ALISO VIEJO, CA 92656	NON-DISCLOSURE AGREEMENT
3020	FOCUS GROUP HOLDING CORP	4227 GLEN HAVEN RD.	SOQUEL, CA 95073	NON-DISCLOSURE AGREEMENT
2725	FOGLE, WAYNE D/B/A IMAGE DESIGN VIDEO	2150 DE LA CRUZ BLVD.	SANTA CLARA, CA 95050	NON-DISCLOSURE AGREEMENT
1190	FOI CORPORATION	1-1-10, OYAMA; SAGAMIHARA-CITY	KANAGAWA, 229-1105	NON-DISCLOSURE AGREEMENT
0403	FOLIAGE SOFTWARE	168 MIDDLESEX TPK	BURLINGTON, MA 01803	NON-DISCLOSURE AGREEMENT
0402	FOLIAGE SOFTWARE SYSTEMS, INC.	168 MIDDLESEX TURNPIKE	BURLINGTON, MA 01803	NON-DISCLOSURE AGREEMENT
2980	FONG’S ENGINEERING & MANUFACTURING PTE LTD	NO 79 LOYANG WAY	SINGAPORE, 508766	NON-DISCLOSURE AGREEMENT
1050	FOUR DIMENSIONS INC.	3140 DIABLO AVE.	HAYWARD, CA 94545	NON-DISCLOSURE AGREEMENT
2570	FOXSEMICON INTEGRATED TECHNOLOGY, INC.	96 BONAVENTURA DR.	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
3992	FRANK DESMOND	NOT PROVIDED
2679	FRANKLIN TRAFFIC SERVICE, INC.	5251 SHAWNEE ROAD	SANBORN, NY 14132	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0167	FREESCALE SEMICONDUCTOR, INC.	7700 WEST PARMER LANE	AUSTIN, TX 78729	NON-DISCLOSURE AGREEMENT
0170	FREESCALE SEMICONDUCTOR, INC.	6501 WILLIAM CANNON DRIVE	AUSTIN, TX 78735	NON-DISCLOSURE AGREEMENT
0171	FREESCALE SEMICONDUCTOR, INC.	6501 WILLIAM CANNON DRIVE	AUSTIN, TX 78735	NON-DISCLOSURE AGREEMENT
0172	FREESCALE SEMICONDUCTOR, INC.	6501 WILLIAM CANNON DRIVE	AUSTIN, TX 78735	NON-DISCLOSURE AGREEMENT
2206	FREMONT PARTENERS III, LLC	199 FREMONT STREET; SUITE 2300	SAN FRANCISCO, CA 94105	NON-DISCLOSURE AGREEMENT
1775	FRONCEK SERVICES	6146 OCEAN VIEW DRIVE	OAKLAND, CA 94618	NON-DISCLOSURE AGREEMENT
0746	FRONTIER DATA SERVICES LTD.	12B-12C GIDLEYS MEADOW; CHRISTOW, EXETER	DEVON, EX6 7QB
2118	FSI INTERNATIONAL, INC.	355 SWIFT AVE.	S. SAN FRANCISCO, CA 94080	NON-DISCLOSURE AGREEMENT
3271	FUJISOFT ABC INC.	2-19-7 KOTOBASHI; SUMIDA-KU	TOKYO, 130-0022	NON-DISCLOSURE AGREEMENT
0996	FUJITSU VLSI LTD.	1-1, YATA; HIACHIYA-MACHI, MINOKAMO- SHI	GIFU, 505-0000	NON-DISCLOSURE AGREEMENT
1186	FUKUNISHI ELECTRICAL CO., LTD.	3-2, SHIN-YOKOHAMA; KOUHOKU-KU, YOKOHAMA	KANAGAWA, 222-0033	NON-DISCLOSURE AGREEMENT
0451	FUSION DESIGN .	591 W. HAMILTON AVE.; SUITE 160	CAMPBELL, CA 95008	NON-DISCLOSURE AGREEMENT
3159	FU-TAI ENGINEERING CO., LTD.	6 FL., 19-5 SAN CHONG RD., NANKANG	TAIPEI, 115	NON-DISCLOSURE AGREEMENT
1193	FUTEK FURNANCE	7-33, 2-CHOME, FUKUURA KANAZAWA-KU; YOKOHAMA	KANAGAWA, 236-0004	NON-DISCLOSURE AGREEMENT
2645	FUTURESTATE, LLC	204 E. 2ND AVE.; SUITE 128	SAN MATEO, CA 94401	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3339	G&G TECHNOLOGY, INC., D.B.A. THINGAP MOTOR TECHNOLOGIES	2140 EASTMAN AVENUE; SUITE 112	VENTURA, CA 93003	NON-DISCLOSURE AGREEMENT
2524	GAL TECHNOLOGIES, INC.	2461 AUTUMNVALE DRIVE	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
0853	GALGON INDUSTRIES	37399 CENTRALMONT PLACE	FREMONT, CA 94536	NON-DISCLOSURE AGREEMENT
0852	GALGON INDUSTRIES	37399 CENTRALMONT PLACE	FREMONT, CA 94536	NON-DISCLOSURE AGREEMENT
0885	GAMMA PRECISION TECHNOLOGY	47971 FREMONT BLVD.	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
0884	GAMMA PRECISION TECHNOLOGY	47971 FREMONT BLVD.	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
3979	GARBER, CRAIG	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1100	GE ASIA PACIFIC CAPITAL TECHNOLOGY FUND AND CHINA DEVELOPMENT INDUSTRIAL BANK, INC.	15/F., THE HONG CLUB BUILDING; 3A CHARTER ROAD, CENTRAL	HONG KONG,	NON-DISCLOSURE AGREEMENT
2235	GE CAPITAL COMMERCIAL FINANCE, INC.	100 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT
1010	G-ELECTRONICS LTD. GALIMIDI CONSULTING ENGINEERS	3, TEFUTSOT ISRAEL STREET	GIVATAYIM, 53583	NON-DISCLOSURE AGREEMENT
0731	GEM CITY ENGINEERING	1425 N. KENWEE ST.	DAYTON, OH 45404	NON-DISCLOSURE AGREEMENT
2477	GENTILE, STEPHEN	571 SHADOW GLEN	SAN JOSE, CA 95129	NON-DISCLOSURE AGREEMENT
0380	GENUITY MANAGED SERVICES LLC	1025 ELDORADO BLVD.	BROOMFIELD, CO 80021	NON-DISCLOSURE AGREEMENT
3124	GENUS, INC.	1139 KARLSTAD DRIVE	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1371	GES INTERNATIONAL	790 CHELMSFORD STREET	LOWELL, MA 01851	NON-DISCLOSURE AGREEMENT
1001	GET CONTROL, INC.	1530 NORTH HOBSON ST.; SUITE 101	GILBERT, AZ 85233	NON-DISCLOSURE AGREEMENT
1002	GET CONTROL, INC.	1530 NORTH HOBSON STREET; SUITE 101	GILBERT, AZ 85233	NON-DISCLOSURE AGREEMENT
1807	GH & ASSOCIATES	936 COMMERCIAL STREET	PALO ALTO, CA 94303	NON-DISCLOSURE AGREEMENT
3168	GIANT PRECISION INDUSTRY	NO. 1 LANE 113, AN-HO ROAD; TAN-TZU, HSIANG, TAICHUNG HSIEN	TAIWAN,	NON-DISCLOSURE AGREEMENT
0699	GL AUTOMATION	10710 SANDHILL ROAD	DALLAS, TX 75238	NON-DISCLOSURE AGREEMENT
0698	GL AUTOMATION INC.	10710 SANDHILL RD.	DALLAS, TX 75238	NON-DISCLOSURE AGREEMENT
0816	GLENTEK, INC.	208 STANDARD STREET	EL SEGUNDO, CA 90245	NON-DISCLOSURE AGREEMENT
2145	GLOBAL BENEFIT ASSOCIATES OF CALIFORNIA	P.O. BOX 876	SAN BRUNO, CA 94066	NON-DISCLOSURE AGREEMENT
2522	GLOBAL EQUIPMENT SERVICES	2372 E QUME DR	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
0262	GLOBAL MARKET INSITE, INC	1100 112TH AVENUE NE; SUITE 200	BELLEVUE, WA 98004
1453	GLOBAL SEMICONDUCTOR SAFETY SERVICES, A DIVISION OF INTERTEK TESTING SERVICES NA, INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	NON-DISCLOSURE AGREEMENT
2941	GLOBITECH, INC.	1414 WEST HOUSTON STREET	SHERMAN, TX 75092	NON-DISCLOSURE AGREEMENT
2976	GLOBSTAT TECHNOLOGIES PTE LTD	3016 BEDOCK NORTH AVE. 4, #08-02; EASTECH	SINGAPORE, 489947	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2958	GLOCOM MARKETING PTE LTD	67 AYER RAJAH CRESCENT, #04-09; AYER RAJAH INDUSTRIAL ESTATE	SINGAPORE, 139950	NON-DISCLOSURE AGREEMENT
0370	GMT COMPOSITES, INC.	48 BALLOU BOULEVARD	BRISTOL, RI 02809	NON-DISCLOSURE AGREEMENT
0202	GNOSTIC SYSTEMS	24 YELLOW TAIL COVE	AUSTIN, TX 78745	NON-DISCLOSURE AGREEMENT
0203	GNOSTIC SYSTEMS, LTD	24 YELLOW TAIL COVE	AUSTIN, TX 78745	NON-DISCLOSURE AGREEMENT
1272	GOLDSTEIN, HAROLD	1590 RANCHO DEL HAMBRE	LAFAYETTE, CA 94549	NON-DISCLOSURE AGREEMENT
3047	GONZALES, CHRISTOPHER R.	745 N. SAN JOAQUIN ST.	STOCKTON, CA 95202	NON-DISCLOSURE AGREEMENT
2272	GORDON PRODUCTIONS	PO BOX 640549	SAN FRANCISCO, CA 94164	NON-DISCLOSURE AGREEMENT
1757	GRAINGER INTEGRATED SUPPLY	5990 W. TOUHY AVENUE	NILES, IL 60714	NON-DISCLOSURE AGREEMENT
0460	GREG PECHER	P.O. BOX 11733	CAMPBELL, CA 95011	NON-DISCLOSURE AGREEMENT
2502	GREGORY ASSOCIATES, INCORPORATED	575 DADO STREET	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
0096	GRIEGO ELECTROCHEMICAL TECHNOLOGIES, CORPORATION	4901-F PAN AMERICAN PLACE NE	ALBUQUERQUE, NM 87109	NON-DISCLOSURE AGREEMENT
2106	GRIP TECHNOLOGIES LTD.	14 HAAMAL STREET	ROSH HAAYIN, 48092	NON-DISCLOSURE AGREEMENT
3357	GROTTO USA INC.	671 BREA CANYON RD.; STE. 2	WALNUT, CA 91789	NON-DISCLOSURE AGREEMENT
2961	GTA ELECTRONICS PTE. LTD	152 BEACH ROAD; LEVEL 28 GATEWAY EAST	SINGAPORE, 189721	NON-DISCLOSURE AGREEMENT
4005	GUDENG PRECISION INDUSTRIAL CO.	NO. 428 BADE ST, SHULIN CITY; TAIPEI COUNTY, 238		NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0378	GULBINAS, JASON	81 GIBBS ST.	BROOKLINE, MA 02446	NON-DISCLOSURE AGREEMENT
0377	GULBINAS, JASON	81 GIBBS STREET	BROOKLINE, MA 02446	NON-DISCLOSURE AGREEMENT
3128	GW ASSOCIATES	1183 BORDEAUX DRIVE; SUITE 27	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT
3127	GW ASSOCIATES	1183 BPRDEAUX DRIVE; SUITE 27	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT
1020	HACH ULTRA ANALYSTICS	481 CALIFORNIA AVE.	GRANTS PASS, OR 97526	NON-DISCLOSURE AGREEMENT
3289	HAKUTO CO., LTD.	1-13 SHINJUKU 1-CHOME; SHINJUKU-KU	TOKYO, 160-8910	NON-DISCLOSURE AGREEMENT
2476	HAL MASAMORI	1082 WINDSOR STREET	SAN JOSE, CA 95129	NON-DISCLOSURE AGREEMENT
2651	HALL KINION	1700 S. EL CAMINO REAL; SUITE 108	SAN MATEO, CA 94402	NON-DISCLOSURE AGREEMENT
1838	HAMA SENSOR INC	470 SAN ANTONIO RD.	PALO ALTO, CA 94306	NON-DISCLOSURE AGREEMENT
2053	HAMA SENSOR INC.	1711 E. BAYSHORE RD.; UNIT A	REDWOOD CITY, CA 94063	PROTECTION OF PROPRIETARY INFORMATION AGREEMENT
0005	HAMAMATSU PHOTONICS K.K.	812 JOKO-CHO	HAMAMATSU-CITY, 431-3196	NON-DISCLOSURE AGREEMENT
2866	HANSELL JAMES	2667 BIRCHTREE LANE	SANTA CLARA, CA 95151	NON-DISCLOSURE AGREEMENT
0488	HARDIN, TIFFANY	24724 S. WILMINGTON AVE.	CARSON, CA 90745	NON-DISCLOSURE AGREEMENT
1865	HARMONIC DRIVE TECH.	247 LYNNFIELD STREET	PEABODY, MA 01960	NON-DISCLOSURE AGREEMENT
1787	HARRINGTON GROUP, INC.	576 N. SEMORAN BLVD.	ORLANDO, FL 32807	NON-DISCLOSURE AGREEMENT
3369	HAYDON SWITCH AND INSTRUMENTS	1500 MERIDEN ROAD	WATERBURY, CT 06705	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2865	HAYES MANUFACTURING SERVICES, INC.	3300 VICTOR CT.	SANTA CLARA, CA 95056	NON-DISCLOSURE AGREEMENT
0537	HCL TECHNOLOGIES, LTD.	66 SOUTH PHASE, SECOND MAIN ROAD, AMATTUR; INDUSTRIAL ESTATE, AMBATTUR	CHANNAL, 600058	NON-DISCLOSURE AGREEMENT
1174	HE JIAN TECHNOLOGY (SUZHOU) CO., LTD.	NO. 333, XINGHUA STREET; SUZHOU INDUSTRIAL PARK	SUZHOU, JIANGSU PROVINCE 215025
0766	HEINZE & SULLAU ENTWICKLUNGSBURO DRESDEN GMBH	GOSTRITZER STR. 61-63	DRESDEN, D-01217	NON-DISCLOSURE AGREEMENT
3183	HERMES MICOVISION, INC.	4F, 18 CREATION ROAD 1; HSINCHU SCIENCE PARK	HSINCHU 300
3169	HERMES MICROVISION, INC.	4F, 18 CREATION ROAD 1; HSINCHU SCIENCE PARK	HSINCHU, 300	NON-DISCLOSURE AGREEMENT
1568	HERMOS INFORMATIK GMBH	GARTENSTR. 19	MISTELGAU, D-95490	NON-DISCLOSURE AGREEMENT
2894	HERRMANN ULTRASONICS	620 ESTES AVENUE	SCHAUMBURG, IL 60193	NON-DISCLOSURE AGREEMENT
3266	HEWITT ASSOCIATES	MITA KOKUSAI BLDG. 24TH FLOOR; 1-4-28, MITA, MINATO-KU	TOKYO, 108-0072	NON-DISCLOSURE AGREEMENT
0627	HEWLETT PACKARD COMPANY	1000 NORTH EAST CIRCLE BLVD.; MAIL STOP 323F	CORVALLIS, OR 97330
0628	HEWLETT PACKARD COMPANY	1000 NORTH EAST CIRCLE BLVD.; MAIL STOP 323F	CORVALLIS, OR 97330
0626	HEWLETT-PACKARD COMPANY	1000 NE CIRCLE BLVD.	CORVALLIS, OR 97330	CONFIDENTIAL DISCLOSURE AGREEMENT (CDA #827)

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3906	HEWLETT-PACKARD ITALIANA S.R.L	NOT PROVIDED		CONFIDENTIAL DISCLOSURE AGREEMENT
0954	HICOSOFT	43501 ELLSWORTH STREET; UNIT D	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
3427	HIGASHINE SHINDENGEN CO., LTD.	5600-1 HIGASHINE-KO	HIGASHINE-SHI, YAMAGATA 999- 3701	NON-DISCLOSURE AGREEMENT
3089	HIGH VOLTAGE ENGINEERING EUROPA BV	THOMAS F.; 810 KIFER ROAD	SUNNYVALE, CA 94086
2987	HISAKA PTE, LTD.	BLOCK 4010, ANG MO KIO; AVE 10, #02-02 TECHPLACE I	SINGAPORE, 569626	NON-DISCLOSURE AGREEMENT
2616	HITACHI GLOBAL STORAGE TECHNOLOGIES	5600 COTTLE ROAD; BLDG. 012/04/4D144	SAN JOSE, CA 95193	ASSIGNMENT AGREEMENT
2594	HITACHI GLOBAL STORAGE TECHNOLOGIES	3403 YERBA BUENA ROAD	SAN JOSE, CA 95135	AMENDMENT TO SUPPLEMENT
3265	HITACHI HIGH-TECHNOLOGIES CORPORATION	1-24-14 NISHI SHIMBASHI; MINATO-KU	TOKYO, 105-8717	NON-DISCLOSURE AGREEMENT
3241	HITACHI TECHNO ENG. CO, LTD.	NAKAGAWA 4-13-17; ADACHI-KU	TOKYO,	NON-DISCLOSURE AGREEMENT
3242	HITACHI TOKYO ELECTRONICS CO., LTD.	3-3-2, FUJIHASHI; OME-SHI	TOKYO,	NON-DISCLOSURE AGREEMENT
3252	HITACHI, LTD.	6-6, MARUNOUCHI 1-CHOME; CHIYODA-KU	TOKYO, 100-8280	NON-DISCLOSURE AGREEMENT
0261	HIWAY SYSTEMS	BLDG. 4, BEIJING TIANZHU EXPORT PROCESSING ZONE	BEIJING, 101312	NON-DISCLOSURE AGREEMENT
1526	HK SYSTEMS	P.O. BOX 1512	MILWAUKEE, WI 53201	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2970	HMC SALES & SERVICE PTE LTD.	47 KAKI BUKIT PLACE; EUNOS TECHPARK	SINGAPORE, 416225	NON-DISCLOSURE AGREEMENT
2345	HNT TECHNOLOGY	1430 KOLL CIRCLE; SUITE 105	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
2953	HOIHO PCB (SINGAPORE) PTE. LTD.	7500A BEACH ROAD; #12-318	SINGAPORE,	NON-DISCLOSURE AGREEMENT
0487	HOLBROOKS DEVELOPMENT AND MANUFACTURING, INC.	5111 GRUMMAN DRIVE	CARSON CITY, NV 89706	NON-DISCLOSURE AGREEMENT
1126	HOLOGENIX, INC.	15301 CONNECTOR LANE	HUNTINGTON BEACH, CA 92649	NON-DISCLOSURE AGREEMENT
2401	HONEYWELL	1430 TULLY ROAD; SUITE 415	SAN JOSE, CA 95122	NON-DISCLOSURE AGREEMENT
2400	HONEYWELL, INC.	1430 TULLY ROAD; SUITE 415	SAN JOSE, CA 95122	NON-DISCLOSURE AGREEMENT
0830	HOOGHUIS GROUP LLC	2 FOREST PARK DRIVE	FARMINGTON, CT 06032	NON-DISCLOSURE AGREEMENT
2802	HORN MURDOCK COLE	2041 MISSION COLLEGE BLVD.; STE. 159	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
1828	HP HEWLETT PACKARD	3000 HANOVER STREET	PALO ALTO, CA 94304
2955	HR PARTNERS	9 TEIRNACK BOULEVARD, SUISTEE TOWER 2; #39-02A	SINGAPORE, 039989	NON-DISCLOSURE AGREEMENT
0548	HR XCEL, LLC	3436 TORINGDON WAY; SUITE 300	CHARLOTTE, NC 28277	NON-DISCLOSURE AGREEMENT
3154	HRNETONE	TAIPEI 101 TOWER, ROOM F, 52F, NO. 7, XIN- YI; ROAD SECTION 5	TAIPEI,	NON-DISCLOSURE AGREEMENT
3123	H-SQUARE CORPORATION	1033 N. FAIR OAKS AVENUE	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT
3067	HTC ENGINEERING, INC.	685 WEST MAUDE AVE	SUNNYVALE, CA 94085	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3978	HUAHONG SEMICONDUCTOR INTERNATIONAL (SHANGHAI) CO., LTD. (HHSIS)	NOT PROVIDED
3982	HUAHONG SEMICONDUCTOR INTERNATIONAL (SHANGHAI) CO., LTD. (HHSIS)	NOT PROVIDED
2211	HUDSON GLOBAL RESOURCES MANAGEMENT, INC.	595 MARKET STREET; SUITE 2500A	SAN FRANCISCO, CA 94105	NON-DISCLOSURE AGREEMENT
2333	HUFF COMMUNICATION	625 NORTH FIRST STREET	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
3243	HUGLE ELECTRONICS, INC.	4-5-7 IIDABASHI; CHIYODA-KU	TOKYO,	NON-DISCLOSURE AGREEMENT
2092	HUMPHREYS, CHRISTOPHER	2088 WIMPOLE COURT W.	ROANOKE, TX 76262	NON-DISCLOSURE AGREEMENT
2750	HUNTER TECHNOLOGY	2941 CORVIN DRIVE	SANTA CLARA, CA 95051	NON-DISCLOSURE AGREEMENT
0803	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	SUPPLEMENT FOR DISCLOSURE TO CDA (4902ST1164) —LOCATED IN FILE II.A.731
0799	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	NON-DISCLOSURE AGREEMENT
0801	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	AGREEMENT FOR EXCHANGE OF CONFIDENTIAL INFORMATION
0802	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	CONFIDENTIAL DISCLOSURE AGREEMENT (4902ST1163)
0800	IBM	RESEARCH TRIANGLE PARK; BLDG. 203 NO. 203	DURHAM, NC 27709	CONFIDENTIAL DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2973	IBM SINGAPORE PTE LTD.	9 CHANGI BUSINESS PARK CENTRAL 1; THE IBM PLACE	SINGAPORE, 486048	AGREEMENT FOR THE EXCHANGE OF CONFIDENTIAL INFORMATION
3911	IBM/HITACHI GLOBAL STORAGE TECHNOLOGIES	NOT PROVIDED		ASSISGNMENT OF CONTRACTS
2922	IC DIRECT	701 MIDDLE COUNTRY RD.	SELDEN, NY 11784	NON-DISCLOSURE AGREEMENT
1373	ICADA GMBH	DONNERSBERGWEG 1; D-67059	LUDWIGSHAFEN AM RHEIN,	NON-DISCLOSURE AGREEMENT
2330	ICOM MECHANICAL, INC.	477 BURKE STREET	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
3996	ICOS VISION SYSTEMS, NV	ESPERANTOLAAN 8; HEVERLEE, 3001		NON-DISCLOSURE AGREEMENT
1472	ICS CO., LTD. / ASI	100 TAKAGAHANA; ISE CITY	MIE,	NON-DISCLOSURE AGREEMENT
1402	ID SYSTEMS, LTD.	MANCHESTER SCIENCE PARK	MANCHESTER, M15 6SZ	NON-DISCLOSURE AGREEMENT
1401	ID SYSTEMS, LTD.	MANCHESTER SCIENCE PARK	MANCHESTER, M15 6SZ	NON-DISCLOSURE AGREEMENT
3213	IDC	4920 SOUTH WENDLER DRIVE; SUITE 201	TEMPE, AZ 85282	NON-DISCLOSURE AGREEMENT
1063	IDT	3131 NE BROOKWOOD PKWY.	HILLSBORO, OR 97124	NON-DISCLOSURE AGREEMENT
2397	IJJ ENGINEERING	6276 SAN IGNACIO AVE.; SUITE A	SAN JOSE, CA 95119	NON-DISCLOSURE AGREEMENT
0335	ILS TECHNOLOGY, INC.	5300 BROKEN SOUND BOULEVARD	BOCA RATON, FL 33187	NON-DISCLOSURE AGREEMENT
1284	IM FLASH TECHNOLOGIES, LLC	1550 EAST 3400 NORTH	LEHI, UT 84043	CORPORATE NON-DISCLOSURE AGREEMENT
2954	IM FLASH TECHNOLOGIES, LLC	ONE MARINA BOULEVARD; #28-00	SINGAPORE, 018989	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0257	IMAGENATION CORPORATION	PO BOX 276	BEAVERTON, OR 97075	CONFIDENTIAL INFORMATION EXCHANGE AGREEMENT
2003	IMAGENATION CORPORATION	10220 SW NIMBUS	PORTLAND, OR 97223	NON-DISCLOSURE AGREEMENT
2909	IMPRESS PUBLIC RELATIONS	5301 E. CLAIRE DRIVE	SCOTTSDALE, AZ 85254	NON-DISCLOSURE AGREEMENT
1942	INDIO SYSTEMS, INC.	5600 — A SUNOL BLVD.	PLEASANTON, CA 94566	NON-DISCLOSURE AGREEMENT
2001	INDOFF, INC. D/B/A ENGINEERING & PROTOTYPE SERVICE	1433 N.W. QUIMBY STREET	PORTLAND, OR 97209	NON-DISCLOSURE AGREEMENT
1996	INDUSTRIAL DESIGN CORPORATION	2020 SW FOURTH AVENUE; THIRD FLOOR	PORTLAND, OR 97201	NON-DISCLOSURE AGREEMENT
3914	INFINEON TECHNOLOGIES AG	NOT PROVIDED		NON-DISCLOSURE AND RESTRICTED USE AGREEMENT
3912	INFINEON TECHNOLOGIES AG	NOT PROVIDED		NON-DISCLOSURE AND RESTRICTED USE AGREEMENT
3966	INFINEON TECHNOLOGIES DRESDEN GMBH & CO. OHG	NOT PROVIDED		NON-DISCLOSURE AND RESTRICTED USE AGREEMENT
3913	INFINEON TECHNOLOGIES SC300 GMBH & CO. KG	NOT PROVIDED		AMENDMENT TO NON-DISCLOSURE AGREEMENT
0227	INFIXEON LLC	2120 W. BRAKER LANE; SUITE C	AUSTIN, TX 78758	NON-DISCLOSURE AGREEMENT
2665	INFORTE	1840 GATEWAY DRIVE; SUITE 200	SAN MATEO, CA 94404	NON-DISCLOSURE AGREEMENT
2830	INFOSTEP INC	2350 MISSION COLLEGE BLVD.; SUITE 290	SANTA CLARA, CA 95054
1665	ING COMPANY, LTD.	3-21-8 SHINMEI-CHO; OKAYA-SHI	NAGANO, 394-0004	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2503	INNERSTEP	2440 TRADE ZONE BLVD.	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
2504	INNOVATIVE POWER PROTECTION	INNOVATED POWER TECHNOLOGIES; 1855 O’TOOLE AVE., SUITE D204	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
2819	INNOVATIVE ROBOTICS	3241 KELLER STREET	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
0098	INNOVATIVE TECHNOLOGY PARTNERSHIPS, LLC	#2 SAN RAFAEL AVE. NE	ALBUQUERQUE, NM 87122
3181	INOTERA MEMORIES, INC.	HWA YA TECHNOLOGIES PARK; 667, FU HSING 3RD RD	KUEISHAN, TAOYUAN
2151	INSIDE SOURCE, INC.	1200 INDUSTRIAL ROAD; #9	SAN CARLOS, CA 94070	NON-DISCLOSURE AGREEMENT
0950	INSTANT SYSTEMS, INC.	40211 DOLERITA AVE	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
0952	INSTANTEAM, AND OPERATING DIVISION OF INSTANT SYSTEMS, INC.	40211 DOLERITA AVENUE	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
3130	INSYNC SOFTWARE, INC.	1248 REAMWOOD AVE.	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT
0209	INTEGRAL SYSTEMS	6825 VIA RICCO DRIVE	AUSTIN, TX 78749	NON-DISCLOSURE AGREEMENT
2042	INTEGRATED DYNAMICS ENGINEERING, INC.	68 MAZZEO DRIVE	RANDOLPH, MA 02368	NON-DISCLOSURE AGREEMENT
0283	INTEGRATED MOTIONS INCORPORATED	758 GILMAN STREET	BERKELEY, CA 94710	NON-DISCLOSURE AGREEMENT
2334	INTEGRATED PROCESS EQUIPMENT, CORP.	911 BERN CT.	SAN JOSE, CA 95112	RECIPROCAL NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1064	INTEL CORPORATION	JF3-335; 5200 NE ELAM YOUNG PKWY.	HILLSBORO, OR 97124	RESTRICTED USE NON-DISCLOSURE AGREEMENT
1069	INTEL CORPORATION	JF3-335; 5200 NE ELAM YOUNG PKWY.	HILLSBORO, OR 97124
1071	INTEL CORPORATION	JF3-335; 5200 NE ELAM YOUNG PKWY.	HILLSBORO, OR 97124
1068	INTEL CORPORATION	JF3-335; 5200 NE ELAM YOUNG PKWY.	HILLSBORO, OR 97124
1060	INTEL CORPORATION	JF3-335; 5200 NE ELAM YOUNG PKWY	HILLSBORO, OR 97124	CONFIDENTIAL INFORMATION TRANSMITTAL RECORD
1067	INTEL CORPORATION	JF3-335; 5200 NE ELAM YOUNG PKWY.	HILLSBORO, OR 97124
1065	INTEL CORPORATION	JF3-335; 5200 NE ELAM YOUNG PKWY.	HILLSBORO, OR 97124	SUPPLIER DAY NONDISCLOUSRE AGREEMENT
1059	INTEL CORPORATION	JF3-335; 5200 NE ELAM YOUNG PKWY	HILLSBORO, OR 97124	NON-DISCLOSURE AGREEMENT
1061	INTEL CORPORATION	JF3-335; 5200 NE ELAM YOUNG PKWY.	HILLSBORO, OR 97124	CONFIDENTIAL INFORMATION TRANSMITTAL RECORD
1072	INTEL CORPORATION / GROHMANN ENGINEERING	JF3-335; 5200 NE ELAM YOUNG PKWY.	HILLSBORO, OR 97124	MULTI-PARTY CONFIDENTIAL INFORMATION TRANSMITTAL RECORD
3962	INTEL CORPORATION / PEER GROUP	NOT PROVIDED		ELECTRONIC DIAGNOSTICS AGREEMENT
0004	INTELLIGENT AUTOMATION SYSTEMS PTD. LTD.	19 TANNERY ROAD	SINGAPORE, 347730	NON-DISCLOSURE AGREEMENT
3129	INTERGEN, INC.	1145 TASMAN DRIVE	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT
0822	INTERLINK GROUP	98 INVERNESS DRIVE EAST; SUITE 150	ENGLEWOOD, CO 80112	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0823	INTERLINK GROUP	98 INVERNESS DRIVE EAST; SUITE 150	ENGLEWOOD, CO 80112	NON-DISCLOSURE AGREEMENT
0125	INTERNATIONAL BUSINESS MACHINES CORPORATION	1 NEW ORCHARD ROAD	ARMONK, NY 10504	NON-DISCLOSURE AGREEMENT
0198	INTERNATIONAL SEMATECH	2706 MONTOPOLIS DRIVE	AUSTIN, TX 78741	CONFIDENTIAL INFORMATION AGREEMENT
0197	INTERNATIONAL SEMATECH	2706 MONTOPOLIS DRIVE	AUSTIN, TX 78741	CONFIDENTIAL INFORMATION AGREEMENT
1796	INTERSIL	2401 PALM BAY ROAD NE	PALM BAY, FL 32905	CONFIDENTIAL DISCLOSURE AGREEMENT
1797	INTERSIL	2401 PALM BAY ROAD NE	PALM BAY, FL 32905	CONFIDENTIAL DISCLOSURE AGREEMENT
2932	INTERTEC CORPORATION	R/N: 02-03, 21F, AETNA TOWER; NO. 107, ZUNYI ROAD	SHANGHAI, 200051	NON-DISCLOSURE AGREEMENT
1111	INTERTEK INTERNATIONAL, INC.	546 WILCREST DRIVE	HOUSTON, TX 77402	NON-DISCLOSURE AGREEMENT
1451	INTERTEK TESTING SERVICES - GLOBAL SEMICONDUCTOR SAFETY SERVICES	1365 ADAMS COURT	MENLO PARK, CA 94025	NON-DISCLOSURE AGREEMENT
1450	INTERTEK TESTING SERVICES NA INC.	1365 ADAMS COURT	MENLO PARK, CA 94025	NON-DISCLOSURE AGREEMENT
2803	INTEVAC, INC.	3560 BASSETT STREET	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
2804	INTEVAC, INC.	3560 BASSETT STREET	SANTA CLARA, CA 95054	AMENDMENT TO NON-DISCLOSURE AGREEMENT
3915	INTRABAY AUTOMATION, INC.	NOT PROVIDED		CONFIDENTIALITY AGREEMENT
0452	INVESTMART	240 EAST HACIENDA AVENUE	CAMPBELL, CA 95008	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1312	INVESTOR RELATIONS PARTNERS, INC.	6 CHARLES STREET	LIVINGSTON, NJ 07039	NON-DISCLOSURE AGREEMENT
1881	ION BEAM SERVICES IBS	ZI PEYNIER/ROUSSET, RUE GASTON; IMBERT PROLONGEE	PEYNIER, F-13790	NON-DISCLOSURE AGREEMENT
0285	ION SYSTEMS	1005 PARKER STREET	BERKLEY, CA 94710	NON-DISCLOSURE AGREEMENT
0598	IOTECH, INC.	25971 CANNON RD.	CLEVELAND, OH 44146	NON-DISCLOSURE AGREEMENT
2335	IRON AGED CORPORATION	1626 OLD BAYSHORE HWY.	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
2417	IRON CONSTRUCTION	1018 LINCOLN AVE.	SAN JOSE, CA 95125	NON-DISCLOSURE AGREEMENT
0384	IRVINE OPTICAL	1903 EMPIRE AVE.	BURBANK, CA 91504	NON-DISCLOSURE AGREEMENT
1161	ISHIKAWA SEISAKUSYO, LTD.	200, FUKUDOMEMACHI; HAKUSAN CITY	ISHIKAWA-PREF, 924-0051	NON-DISCLOSURE AGREEMENT
1745	ISI CAPITAL PARTNERS, LLC	660 NEWPORT CENTER DRIVE; SUITE 770	NEWPORT BEACH, CA 92660	NON-DISCLOSURE AGREEMENT
2820	ISOFT CONSULTING GROUP, INC.	440 OAK GROVE DRIVE; #302	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
1408	J. COITE CONSTRUCTION	P.O. BOX 661	MANTECA, CA 95336	NON-DISCLOSURE AGREEMENT
2392	JABIL CIRCUIT INC.	30 GREAT OAKS BLVD.	SAN JOSE, CA 95119	NON-DISCLOSURE AGREEMENT
2415	JACK B. KEENAN	1820 GEORGETTA DRIVE	SAN JOSE, CA 95125	NON-DISCLOSURE AGREEMENT
0100	JAMES, EDWARD	SANDIA NATIONAL LABORATORIES; PO BOX 5800	ALBUQUERQUE, NM 87185	NON-DISCLOSURE AGREEMENT
3916	JAPAN ADE LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0112	JASPER ELECTRONICS	1580 NORTH KELLOGG DR.	ANAHEIM, CA 92807	NON-DISCLOSURE AGREEMENT
1746	JAZZ SEMICONDUCTOR	4321 JAMBOREE ROAD	NEWPORT BEACH, CA 92660	STANDARD NON-DISCLOSURE AGREEMENT
2070	JB SAWYER INC DBA SANFORD ROSE ASSOCIATES	5595 KIETZKE LANE; SUITE 101	RENO, NV 89511	NON-DISCLOSURE AGREEMENT
1176	JEBSEN & JESSEN	18 ENTERPRISE RD.	JURONG, 629824
2313	JEFFERSON WELLS INTERNATIONAL, INC	226 AIRPORT PARKWAY; SUITE 550	SAN JOSE, CA 95110	NON-DISCLOSURE AGREEMENT
3917	JENKINS, FRANK	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
0829	JERVIS B. WEBB COMPANY	34375 W. TWELVE MILE ROAD	FARMINGTON HILLS, MI 48331	NON-DISCLOSURE AGREEMENT
3935	JODY TAYLOR	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2628	JOHNNY RULLAN & COMPANY	ROAD NO. 1 KM 20.9; RR 3 BOX 3710	SAN JUAN, PR 00926	NON-DISCLOSURE AGREEMENT
1014	JOHNSON CONTROLS, INC.	5757 N. GREEN BAY AVENUE	GLENDALE, WI 53209	MUTUAL CONFIDENTIAL AGREEMENT
1535	JOHNSON, KEVIN/DATA CARD	11111 BREN ROAD WEST	MINETONKA, MN 55343	NON-DISCLOSURE AGREEMENT
1404	JP SERCEL ASSOCIATES, INC.	220 HACKETT HILL ROAD	MANCHESTER, NH 031	NON-DISCLOSURE AGREEMENT
1403	JP SERCEL ASSOCIATES, INC.	220 HACKETT HILL ROAD	MANCHESTER, NH 031	NON-DISCLOSURE AGREEMENT
3133	JSR MICRO	1280 NORTH MATHILDA AVENUE	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT
3061	K2 ASSOCIATES	341 COBALT WAY; SUITE 204	SUNNYVALE, CA 94085	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1129	KABUSIKIGAISYA NIHON GIJYUTSU CENTER	4-73 HIGASHI-NOBUSUE; HIMEJI-SHI	HYOGO-KEN, 670-0965	NON-DISCLOSURE AGREEMENT
3294	KAKIZAKI MFG CO., LTD.	1-18-2 NISHI-IKEBUKURO; TOSHIMA-KU	TOKYO, 171	NON-DISCLOSURE AGREEMENT
3170	KANG, CHIEN-WEN “MICHAEL”	NO.2 FU-HSING ST.	TAIPIN CITY, TAICHUNG HSIEN	NON-DISCLOSURE AGREEMENT
3108	KAREN ROSS	864 THE DALLES	SUNNYVALE, CA 94087	NON-DISCLOSURE AGREEMENT
1252	KAWASAKI PRECISION MACHINERY LTD.	234 MATSUMOTO, HASETANI-CHO; NISHI-KU	KOBE, HYOGO, 651-2239	NON-DISCLOSURE AGREEMENT
0358	KCE TECHNOLOGY CORP	480 APOLLO STREET; UNIT D	BREA, CA 92821	NON-DISCLOSURE AGREEMENT
0383	KELLER TECHNOLOGY, INC.	2005 SHERIDAN DRIVE	BUFFALO, NY 14223	NON-DISCLOSURE AGREEMENT
3187	KENMEC MECHANICAL ENGINEERING CO., LTD.	5F-I, NO. 97, SEC 2, NAN-KANG RD.	TAIPEI, 115	NON-DISCLOSURE AGREEMENT
2632	KENNERLEY-SPRATLING, INC.	2116 FARALLON DRIVE	SAN LEANDRO, CA 94577	NON-DISCLOSURE AGREEMENT
2084	KENSINGTON LABORATORIES, LLC	750 NATIONAL COURT	RICHMOND, CA 94804	NON-DISCLOSURE AGREEMENT
2083	KENSINGTON LABORATORIES, LLC	750 NATIONAL COURT	RICHMOND, CA 94804	NON-DISCLOSURE AGREEMENT
1137	KEVIN KENNEDY & ASSOC	5650 WEST 86TH STREET; #134-307	INDIANAPOLIS, IN 46278	NON-DISCLOSURE AGREEMENT
2244	KEY BANC CAPITAL MARKETS	3 EMBARCADERO CENTER; SUITE 2900	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT
2943	KEY PERFORMANCE IDEAS	5324 DEERWOOD DRIVE	SHINGLE SPRINGS, CA 95682
2236	KEYBANK TECHNOLOGY FINANCE GROUP	3 EMBARCADERO CENTER; SUITE 2900	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1509	KIM PARKER PLANTS, INC.	430 EMAUS ROAD	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT
1875	KINESYS SOFTWARE, INC.	6 C STREET	PETALUMA, CA 94952
2746	KING, TONY	874 BURBANK DRIVE; #10	SANTA CLARA, CA 95051	NON-DISCLOSURE AGREEMENT
3194	KINGROUP AUTOMATION INDUSTRY	NO. 6, 40 RD.; TAICHUNG INDUSTRY PARK	TAICHUNG, 407	NON-DISCLOSURE AGREEMENT
2610	KLA — TENCOR CORPORATION	160 RIO ROBLES; PO BOX 49055	SAN JOSE, CA 95161	NON-DISCLOSURE AGREEMENT
2573	KLA-TENCOR CORPORATION	160 RIO ROBLES	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
2611	KLA-TENCOR CORPORATION	160 RIO ROBLES; PO BOX 49055	SAN JOSE, CA 95161	NON-DISCLOSURE AGREEMENT
2581	KLA-TENCOR CORPORATION	160 RIO ROBLES	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
3423	KOKUSAI ELECTRIC ALPHA CO. LTD.	150 CROSSWAYS PARK DRIVE	WOODBURY, NY 11797	NON-DISCLOSURE AGREEMENT
1872	KOLLMORGEN SEVOTRONIX, A SUBSIDIARY OF DANAHER CORP.	DENIV PARK 21C YAGIA KAPAYIM ST.; P.O.B 3919	PETACH TIKVA, 49130	NON-DISCLOSURE AGREEMENT
1508	KOMAG INCORPORATED	275 SOUTH HILLVIEW DRIVE	MILPITAS, CA 95035
1506	KOMAG, INT’L	275 SOUTH HILLVIEW DRIVE	MILPITAS, CA 95035
1507	KOMAG, INT’L	275 SOUTH HILLVIEW DRIVE	MILPITAS, CA 95035
1207	KOMATSU ENGINEERING CORP.	3-20-1 NAKASE KAWASAKI-KU	KAWASAKI, KANAGAWA, 210- 9516	NON-DISCLOSURE AGREEMENT
0036	KONDO SEISAKUSHO CO., LTD.	73-4, HAMA-CHO; GAMAGOORI-CITY	AICHI, 443-0036	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0629	KORVIS AUTOMATION	2101 NE JACK LONDON ST.	CORVALLIS, OR 97330
0969	KRIYA ENGINEERING	4943 DUNSMUIR COMMON	FREMONT, CA 94555	NON-DISCLOSURE AGREEMENT
3254	KUBOTEK CORPORATION	YASUDA SEIMEI BLDG.; 3-5-5 IWAMOTOCHO, CHIYODA-KU	TOKYO, 101-0032	NON-DISCLOSURE AGREEMENT
2868	KULA CONSULTING	125 MISSION ST.; #3	SANTA CRUZ, CA 95060	NON-DISCLOSURE AGREEMENT
0480	KVD COMPANY, INC.	2465 IMPALA DRIVE	CARLSBAD, CA 92010	NON-DISCLOSURE AGREEMENT
3286	KYOEI SANGYO CO., LTD.	20-4, 2-CHOME; SHOTO, SHIBARYA-KU	TOKYO, 150-8585	NON-DISCLOSURE AGREEMENT
3145	L&K ENGINEERING (SUZHOU) CO. LTD.	NO 33 FANGDA ST; SUZHOU INDUSTRIAL PARK	SUZHOU, 215126	NON-DISCLOSURE AGREEMENT
3171	LAI, YEN-HUI “FRANK”	NO. 86 LANE, SEC. 2 WU-CHIN WEST ROAD	TAICHUNG CITY,	NON-DISCLOSURE AGREEMENT
0886	LAM RESEARCH	4650 CUSHING PARKWAY	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
0887	LAM RESEARCH	4650 CUSHING PARKWAY	FREMONT, CA 94538	ASYST FORM UNILATERAL NON- DISCLOSURE AGREEMENT
0898	LAM RESEARCH CORPORATION	4650 CUSHING PARKWAY	FREMONT, CA 94538	NONDISCLOSURE AGREEMENT
0899	LAM RESEARCH CORPORATION	4650 CUSHING PARKWAY	FREMONT, CA 94538	NONDISCLOSURE AGREEMENT
0902	LAM RESEARCH CORPORATION	4650 CUSHING PARKWAY	FREMONT, CA 94538
0888	LAM RESEARCH CORPORATION	4650 CUSHING PARKWAY	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
0087	LANCASHIRE CONSULTING	110 NOTTINGHAM DRIVE	ALAMEDA, CA 94502	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3253	LAPOLE SYSTEM INC.	2-16-2 SOTOKANDA; CHIYODA-KU	TOKYO, 101-0021	NON-DISCLOSURE AGREEMENT
2371	LARSEN DESIGN	95 S. MARKET ST.	SAN JOSE, CA 95113	NON-DISCLOSURE AGREEMENT
0945	LARSON AUTOMATION INC.	48511 WARM SPRINGS BLVD.; SUITE 209	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
0622	LARSON, CINDY	9 LAKESIDE DRIVE	CORTE MADERA, CA 94925	NON-DISCLOSURE AGREEMENT
2452	LATHROP ENGINEERING INC.	1101 S. WINCHESTER BLVD.; B-110	SAN JOSE, CA 95128	NON-DISCLOSURE AGREEMENT
0819	LAW OFFICES OF OLEG VIGDORCHIK	647 ACACIA LANE	EMERALD HILLS, CA 94062	NON-DISCLOSURE AGREEMENT
0686	LC TEC AUTOMATION AB	TUNAVAGEN 281; SE-781 73 BORLANGE	DALARNA,	NON-DISCLOSURE AGREEMENT
1978	LEDGENT SEARCH GROUP	5000 HOPYARD ROAD	PLEASANTON, CA 94588	NON-DISCLOSURE AGREEMENT
2927	LEE & KO	18TH FL., MARINE CENTER MAIN BLDG.; 118, 2-KA, NAMDAEMUN-RO, CHUNG-KU	SEOUL, 100-770	NON-DISCLOSURE AGREEMENT
2926	LEE, B.W.	#359/301, JUGONG APT.; BAN PO-DONG, SECCHO-KU	SEOUL,	NON-DISCLOSURE AGREEMENT
1285	LEHIGHTON ELECTRONICS, INC. MECS	FIRST AND SOUTH STREETS	LEHIGHTON, PA 18235	NON-DISCLOSURE AGREEMENT
1452	LEHMAN BROTHERS, INC.	155 LINFIELD DRIVE	MENLO PARK, CA 94025	NON-DISCLOSURE AGREEMENT
3396	LEICA MICROSYSTEMS LETHOGRAPHY GMBH	ERNST-LEITZ-STRASSE 17-37	WETZLAR, 35578	NON-DISCLOSURE AGREEMENT
2988	LHY ENGINEERING (S) PTE LTD.	5000 ANG MO KIO AVE 5; #01-10 TECHPLACE II	SINGAPORE, 569870	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1718	LIBERTY INTERNATIONAL UNDERWRITERS	55 WATER STREET; 18TH FLOOR	NEW YORK, NY 10041	AGREEMENT OF CONFIDENTIALITY
2093	LIGHTFORCE TECHNOLOGY, INC.	125 TECH PARK DRIVE	ROCHESTER, NY 14623	NON-DISCLOSURE AGREEMENT
2512	LIGHTHOUSE MANAGEMENT GROUP	1590 OAKLAND ROAD; STE. B 208	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
1974	LIGHTSPEED INTERACTIVE	5200 FRANKLIN DRIVE	PLEASANTON, CA 94588	NON-DISCLOSURE AGREEMENT
3172	LINK UPON ADVANCED MATERIAL CORP.	8F NO. 965 CHUNG-SAN ROAD	TAIPEI HSIEN,	NON-DISCLOSURE AGREEMENT
2902	LINTELLE ENGINEERING INC.	380 EL PUEBLO DRIVE; SUITE 105	SCOTTS VALLEY, CA 95066	NON-DISCLOSURE AGREEMENT
2899	LINTELLE ENGINEERING INCORPORATED	380 EL PUEBLO DRIVE; SUITE 105	SCOTTS VALLEY, CA 95066	NON-DISCLOSURE AGREEMENT
0611	LIPMAN & WOLFE LLP VISAWOLF	1390 WILLOW PASS ROAD; SUITE 190	CONCORD, CA 94520
3192	LITE-ON SEMICONDUCTOR CORP	NO.7, INDUSTRY E. ROAD VII, SBIP	HSINCHU, 30077	NON-DISCLOSURE AGREEMENT
3173	LIU, HORNG-JIUN “UNKING”	NO. I, LANE 1, PAU-KANG ROAD	FANG-YENG CITY, TAICHUNG HSIEN	NON-DISCLOSURE AGREEMENT
0095	LIZUT, ROGER	320 13TH ST. NW	ALBUQUERQUE, NM 87102	NON-DISCLOSURE AGREEMENT
2834	LJ ENGINEERING	440 ALDO AVENUE	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
0826	LNP ENGINEERING PLASTICS INC.	475 CREAMERY WAY	EXTON, PA 19341	NON-DISCLOSURE AGREEMENT
3151	LO, JAMES	4F, NO. 14, LANE 65, WENLTAU SOUTH RD.	SAN-TONG CITY, TAIPEI HSIEN	NON-DISCLOSURE AGREEMENT
3086	LOBAR TECHNOLOGY, INC.	1168 ASTER AVE.	SUNNYVALE, CA 94086	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0466	LOFTWARE, INC.	P.O. BOX 799	CAPE NEDDICK, ME 03902	NON-DISCLOSURE AGREEMENT,
1411	LONGVIEW SOLUTIONS	65 ALLSTATE PARKWAY; SUITE 200	MARKHAM, ON L3R 9X1	NON-DISCLOSURE AGREEMENT
0779	LORRING & ASSOCIATES	7080 DONLON WAY; SUITE 214	DUBLIN, CA 94568	NON-DISCLOSURE AGREEMENT
0603	LSI LOGIC	4420 ARROWS WEST DR.; M/S L200AP	COLORADO SPRINGS, CO 80907	NON-DISCLOSURE AGREEMENT
0604	LSI LOGIC	4420 ARROWS WEST DR.; M/S L200AP	COLORADO SPRINGS, CO 80907	NON-DISCLOSURE AGREEMENT
1739	LTD. CERAMICS INC.	7411 CENTRAL AVENUE	NEWARK, CA 94560	NON-DISCLOSURE AGREEMENT
2576	LTX CORPORATION	3930 NORTH FIRST STREET	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
3330	LUCENT TECHNOLOGIES, INC.	P.O. BOX 10193	VAN NUYS, CA 91410	NON-DISCLOSURE AGREEMENT
0326	LUNA INNOVATIONS INCORPORATED	2851 COMMERCE STREET SE	BLACKSBURG, VA 24060	NON-DISCLOSURE AGREEMENT
3269	M. SETEK CO., LTD.	DAIWA BLDG., 3-6-16; YANAKA, TAITO-KU	TOKYO, 110-0001	NON-DISCLOSURE AGREEMENT
1755	M.A.C.	1178 KAMINAKATA; JOETSU-SHI	NIGATA, 943-0884	NON-DISCLOSURE AGREEMENT
3214	M.G.I. ELECTRONICS, L.L.C.	1203 W. GENEVA DRIVE	TEMPE, AZ 85282	NON-DISCLOSURE AGREEMENT
2336	MAC CAL	1735 JUNCTION AVENUE	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
0475	MACHINE VISION PRODUCTS	5940 DARWIN CT.	CARLSBAD, CA 92008	NON-DISCLOSURE AGREEMENT
2309	MAGNA DESIGN CORPORATION	2055 GATEWAY PLACE; SUITE 400	SAN JOSE, CA 95110	NON-DISCLOSURE AGREEMENT
1321	MAHENDROO, VINOD	24048 OAK KNOLL CIRCLE	LOS ALTOS HILLS, CA 94022	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1325	MAHENDROO, VINOD	24048 OAK KNOLL CIRCLE	LOS ALTOS HILLS, CA 94024	NON-DISCLOSURE AGREEMENT
0092	MAKELY & ASSOC	28 STONE CREEK PLACE	ALAMO, CA 94507
2672	MALY CONSULTING LLC	990 A STREET; SUITE 402	SAN RAFAEL, CA 94901	NON-DISCLOSURE AGREEMENT
2453	MANUFACTURING SCIENCE SOLUTIONS	2375 SUNNY VISTA DRIVE	SAN JOSE, CA 95128	NON-DISCLOSURE AGREEMENT
0610	MARCH PLASMA SYSTEMS, INC	2470-A BATES AVENUE	CONCORD, CA 94520	CONFIDENTIAL INFORMATION DISCLOSURE AGREEMENT
0609	MARCH PLASMA SYSTEMS, INC	2470-A BATES AVENUE	CONCORD, CA 94520	CONFIDENTIAL INFORMATION DISCLOSURE AGREEMENT
1946	MARIA ALANSO PROFESSIONAL SEARCH	3285 EAST RUBY HILLS DRIVE	PLEASANTON, CA 94566	NON-DISCLOSURE AGREEMENT
0956	MARIA ALONSO	353 LOWER VINTNERS CIRCLE	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
0895	MARRIOTT (FREMONT)	46100 LANDING PARKWAY	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
3985	MARS CHOU	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2833	MARUBENI AMERICA CORP	3934 FREEDOM CIRCLE; SUITE 1000	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
2505	MASS PRECISION SHEETMETAL, INC.	2070 OAKLAND ROAD	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
1853	MATHEMATIQUES APPLIQUEES SA	24, BOULEVARD DE L’HOPITAL	PARIS, 75005	NON-DISCLOSURE AGREEMENT
3918	MATSUKAWA PRINTING CO., LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1447	MATTHEW ACKERMAN	355 OLIVE STREET	MENLO PARK, CA 94025	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0889	MATTSON TECHNOLOGY, INC.	47131 BAYSIDE PARKWAY	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
0751	MATTSON THERMAL PRODUCTS GMBH	DAIMLERSTRASSE 10	DORNSTADTD, 89160	CONFIDENTIALITY AGREEMENT
1884	MCA SOLUTIONS, INC.	1500 JFK BLVD.; SUITE 700	PHILADELPHIA, PA 19102	NON-DISCLOSURE AGREEMENT
2343	MCFARLAND ASSOCIATES CORP.	115 PHELAN AVE.; #4	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
3377	MCI COMMUNICATIONS SERVICES, INC.	500 TECHNOLOGY DRIVE; SUITE 870	WELDON SPRINGS, MO 63304
2513	MCI COMMUNICATIONS SERVICES, INC. (VERIZON BUSINESS)	2560 NORTH FIRST ST.	SAN JOSE, CA 95131	MCI NON-DISCLOSURE AGREEMENT
3919	MECS JAPAN/KATSURA, HIROSHI	28 JOUNOW, KITAIMA BISAI; AICHI-PREF 494		NON-DISCLOSURE AGREEMENT
3920	MECS JAPAN/KIRIHATA, NAOFOMI	28 JOUNOW, KITAIMA BISAI; AICHI-PREF 494		NON-DISCLOSURE AGREEMENT
3921	MECS JAPAN/KOIZUMI, KIYOSHI	28 JOUNOW, KITAIMA BISAI; AICHI-PREF 494		NON-DISCLOSURE AGREEMENT
2644	MEDLAND AND ASSOCIATES, INC.	P.O. BOX 1275	SAN MARTIN, CA 95046	NON-DISCLOSURE AGREEMENT
2396	MEIVAC, INC.	6292 SAN IGNACIO AVENUE	SAN JOSE, CA 95119	NON-DISCLOSURE AGREEMENT
3036	MEMC JAPAN LTD.	501 PEARL DRIVE; P.O. BOX 8	ST. PETERS, MO 63376	NON-DISCLOSURE AGREEMENT
2243	MERIDIAN EATON GLOBAL	394 PACIFIC AVE.; SUITE #340	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT
1740	MERIDIAN WORLDWIDE TRANSP.	8610 THORNTON AVE.	NEWARK, CA 94560	NON-DISCLOSURE AGREEMENT
2207	MERRILL COMMUNICATIONS	199 FREMONT STREET; SUITE 900	SAN FRANCISCO, CA 94105	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1825	MERRILL LYNCH	3075B HEMSEY WAY	PALO ALTO, CA 94304	NON-DISCLOSURE AGREEMENT
2337	METHODE ELECTRONICS, INC.	1750 JUNCTION AVE.	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
0351	METRON TECHNOLOGY	1401 WALNUT STREET; SUITE 105	BOULDER, CO 80302	NON-DISCLOSURE AGREEMENT
0229	METROSOL INC.	2101 DONLEY DRIVE; SUITE 101	AUSTIN, TX 78758	NON-DISCLOSURE AGREEMENT
1770	MICHAEL PARKISON	1724 CYPRESS LANE	OAK HARBOR, WA 98277	NON-DISCLOSURE AGREEMENT
3034	MICRO COMPONENT TECHNOLOGY	2340 WEST COUNTY ROAD C	ST. PAUL, MN 55113	NON-DISCLOSURE AGREEMENT
1132	MICROCONTAMINATION SOLUTIONS, INC.	590 LUCILLE DRIVE	INCLINE VILLAGE, NV 89451	NON-DISCLOSURE AGREEMENT
1678	MICROE SYSTEMS, INC.	8 ERIE DRIVE	NATICK, MA 01760	NON-DISCLOSURE AGREEMENT
1400	MICRON TECHNOLOGY, INC.	9600 GODWIN DR.	MANASSAS, VA 20110
1399	MICRON TECHNOLOGY, INC.	9600 GODWIN DR.	MANASSAS, VA 20110
1398	MICRON TECHNOLOGY, INC.	9600 GODWIN DR.	MANASSAS, VA 20110	MUTUAL CONFIDENTIALITY AGREEMENT
3922	MICRONAS GMBH	HANS-BUNTE-STRASSE 19; D-79108 FREIBURG		NON-DISCLOSURE AGREEMENT
0601	MICROTOOL, INC.	824 SOUTH TEJON STREET	COLORADO SPRINGS, CO 80903	NON-DISCLOSURE AGREEMENT
0600	MICROTOOL, INC.	824 S. TEJON STREET	COLORADO SPRINGS, CO 80903	NON-DISCLOSURE AGREEMENT
1742	MIDLAND PACKAGING & CRATING	38505-F CHERRY STREET	NEWARK, NJ 94537	NON-DISCLOSURE AGREEMENT
0605	MIKRON JSC	163 TALAMINE COURT	COLORADO SPRINGS, CO 80907

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1417	MILARA, INC.	71 WEST STREET	MEDFIELD, MA 02052	NON-DISCLOSURE AGREEMENT
0896	MILESTONE TECHNOLOGIES	41348 CHRISTY STREET	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
1616	MILLENIA VISION CORPORATION	444 CASTRO STREET; SUITE 1101	MOUNTAIN VIEW, CA 94041	NON-DISCLOSURE AGREEMENT
1026	MIMASU SEMICONDUCTOR INDUSTRIES, INC.	1909-01 MUNETAKA GUNMA-CHO; GUNMA-GUN	GUNMA-KEN, 370-3521	NON-DISCLOSURE AGREEMENT
1701	MIMEO.COM, INC.	460 PARK AVENUE SOUTH	NEW YORK, NY 10016	NON-DISCLOSURE AGREEMENT
3035	MINNESOTA MINING & MANUFACTURING COMPANY & 3M INOVATIVE PROPERTIES COMPANY	P.O. BOX 33427	ST. PAUL, MN 55133	CONFIDENTIAL DISCLOSURE AGREEMENT
3429	MIRAPRO CO., LTD>	1100 ANADAIRA SUTAMA-CHO	HOKUTO-CITY, YAMANASHI 408- 0111	NON-DISCLOSURE AGREEMENT
1090	MITCHELL, MELISSA	860 C STREET	HOLLISTER, CA 95023	NON-DISCLOSURE AGREEMENT
1569	MIYAZAKI OKI ELECTRIC CO., LTD.	727 KIHARA; KIYOTAKE-CHO, MIYAZAKI-GUN	MIYAZAKI, 889-1695	NON-DISCLOSURE AGREEMENT
3250	MIZUHO BANK, LTD.	1-1-5, UCHISAIWAICHO; CHIYODA-KU	TOKYO, 100-0011
3270	MIZUHO INFORMATION & RESEARCH INSTITUTE, INC.	5-16-6 HAKUSAN; BUNKYO-KU	TOKYO, 112-0001	NON-DISCLOSURE AGREEMENT
1861	MOHAPATRA, PINAKI	1427 HUNTER CREEK DRIVE	PATTERSON, CA 95363	NON-DISCLOSURE AGREEMENT
0223	MOLECULAR IMPRINTS, INC.	1807 WEST BRAKER LANE; BUILDING C-100	AUSTIN, TX 78758	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0224	MOLECULAR IMPRINTS, INC.	1807 WEST BRAKER LANE; BUILDING C-100	AUSTIN, TX 78758	NON-DISCLOSURE AGREEMENT AMENDMENT (EXTENDS NON-DISCLOSURE AGREEMENT OUT 1 YEAR)
2103	MONITOR LIABILITY MANAGERS, INC.	2850 WEST GOLF ROAD; SUITE 800	ROLLING MEADOWS, IL 60008	NON-DISCLOSURE AGREEMENT
3221	MOPHEADS CLEANING	6414 SOUTH FOREST AVENUE	TEMPE, AZ 85283	NON-DISCLOSURE AGREEMENT
2344	MORE TECHNOLOGY SERVICES, INC.	115 PHELAN AVE.; #10	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
0061	MORELAND ASSOCIATES	2532 SANTA CLARA AVE.; #413	ALAMEDA, CA 94501	NON-DISCLOSURE AGREEMENT
3322	MOTION AUTOMATION SYSTEMS, INC.	2030 INDUSTRY ROAD	UKIAH, CA 95482	NON-DISCLOSURE AGREEMENT
2697	MOTION ENGINEERING, INC.	33 SOUTH LA PATERA LANE	SANTA BARBARA, CA 93117	NON-DISCLOSURE AGREEMENT
3228	MOTOROLA (CHINA ELECTRONICS LTD. SPS TIANJIN PLANT)	NO. 10, THE FOURTH AVENUE, TEDA; TANGGU	TIANJIN,	NON-DISCLOSURE AGREEMENT
0166	MOTOROLA INC.	7700 WEST PARMER LANE	AUSTIN, TX 78729	NON-DISCLOSURE AGREEMENT
0169	MOTOROLA INC.	6501 WILLIAM CANNON DRIVE WEST	AUSTIN, TX 78735	NON-DISCLOSURE AGREEMENT
1905	MOTOROLA SEMICONDUCTOR PRODUCTS INC.	P.O. BOX 52073; MAIL DROP 56-103	PHOENIX, AZ 85072	NON-DISCLOSURE AGREEMENT
0505	MOTOROLA, INC. MOS 12	NOT PROVIDED	CHANDLER, AZ	NON-DISCLOSURE AGREEMENT
1888	MOTOROLA, INC. SEMICONDUCTOR PRODUCTS SECTOR	3102 N. 56TH STREET	PHOENIX, AZ 85018	STANDARD NON-DISCLOSURE AGREEMENT
0355	MOUNTAINSOFT	1396 E. PHEASANTRIDGE CIR.	BOUNTIFUL, UT 84010	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0344	MP MASK TECHNOLOGY CENTER LLC	3851 E. COLUMBIA ROAD	BOISE, ID 83716	MP MASK NONDISCLOSURE AGREEMENT
2949	MSP CORPORATION	5910 RICE CREEK PARKWAY; SUITE 300	SHOREVIEW, MN 55126	NON-DISCLOSURE AGREEMENT
2131	MTC COMPANY LIMITED	7-14-37, BESSHO; URAWA-SHI	SAITAMA-PRIFECTURE, 336-0021	NON-DISCLOSURE AGREEMENT
0360	MTSI INC.	145 S. STATE COLLEGE BLVD.; SUITE 180	BREA, CA 92821	NON-DISCLOSURE AGREEMENT
0359	MTSI INC.	145 S. STATE COLLEGE BLVD; #180	BREA, CA 92821	NON-DISCLOSURE AGREEMENT
2727	MULTIMETRIXS, LLC	1040 DIGIULIO AVE.; SUITE 200	SANTA CLARA, CA 95050	NON-DISCLOSURE AGREEMENT
0539	MURATA MACHINERY (A.K.A. MURATEC)	2120 QUEEN CITY DRIVE	CHARLOTTE, NC 28208	NON-DISCLOSURE AGREEMENT
0540	MURATA MACHINERY USA, INC.	2120 QUEEN CITY DRIVE	CHARLOTTE, NC 28208	NON-DISCLOSURE AGREEMENT
2824	N & K TECHNOLOGY	4051 BURTON DR.	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
2823	N&K TECHNOLOGY, INC.	4051 BURTON DR.	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
1513	NANOGRAM CORPORATION	165 TOPAZ STREET	MILPITAS, CA 95035	RECIPROCAL NON-DISCLOSURE AND NON-ANALYSIS AGREEMENT
3275	NANOMETRICS JAPAN LTD.	1F, POLA DAI3 GOTANDA BUILDING; 8-9-5 NISHI-GOTANDA, SHINAGAWA-KU	TOKYO, 141-0031	NON-DISCLOSURE AGREEMENT
1617	NANOPARTICLE METROLOGY CONSULTANT	435 VIEW STREET	MOUNTAIN VIEW, CA 94041	NON-DISCLOSURE AGREEMENT
3174	NANYA TECHNOLOGY CORPORATION	HWA-YA TECHNOLOGY PARK, 669 FUSHING 3RD	KUEISHAN, TAOYUAN	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3182	NANYA TECHNOLOGY CORPORATION	HWA-YA TECHNOLOGY PARK 669; FUSHING 3 RD.	KUEISHAN, TAOYUAN	NON-DISCLOSURE AGREEMENT
2748	NAPROTECK, INC.	2945 SAN YSIDRO WAY	SANTA CLARA, CA 95051	NON-DISCLOSURE AGREEMENT
1372	NAPTECH TEST EQUIPMENT	11270 CLAYTON CREEK ROAD	LOWER LAKE, CA 95457	NON-DISCLOSURE AGREEMENT
3401	NASHCO ENTERPRISES LTD.	#105, 3511 SILVERSIDE ROAD	WILMINGTON, DE 19810	NON-DISCLOSURE AGREEMENT
2115	NATIONAL SEMICONDUCTOR CORPORATION	5 FODEN ROAD; MS 03-01	S. PORTLAND, ME 04106	CONFIDENTIAL DISCLOSURE AGREEMENT (CDA #ME05-255)
0110	NATIONAL TRAFFIC SERVICE	151 AUDUBON PARKWAY	AMHERST, NY 14228	NON-DISCLOSURE AGREEMENT
1700	NATIONAL UNION FIRE INSURANCE COMPANY	175 WATER STREET; 10TH FLOOR	NEW YORK, NY 10014	CONFIDENTIALITY AGREEMENT
1502	NAVAJO COMPANY	800 HILLVIEW COURT; SUITE 220	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT
1723	NAVIGATORS PRO	ONE PENN PLAZA; 55TH FLOOR	NEW YORK, NY 10119	AGREEMENT OF CONFIDENTIALITY
2514	NB CORPORATION	2157 O’TOOLE AVENUE	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
0730	NCR CORPORATION	1700 PATTERSON BLVD.	DAYTON, OH	CONFIDENTIAL INFORMATION NON-DISCLOSURE AGREEMENT
2723	NEC ELECTRONICS INC.	2800 SCOTT BLVD.	SANTA CLARA, CA 95050	NON-DISCLOSURE AGREEMENT
1192	NEC FABSERVE	1120, SHIMOKUZAWA; SAGAMIHARA	KANAGAWA, 229-1198	NON-DISCLOSURE AGREEMENT
2064	NEGEVTECH, INC.	12 HAMADA ST.	REHOVOT, 76122
1994	NELSON & ASSOCIATES	6200 STONERIDGE MALL ROAD; SUITE 310	PLEASONTON, CA 94588	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0455	NESCO RESOURCES	1999 SOUTH BASCOM AVE.	CAMPBELL, CA 95008	NON-DISCLOSURE AGREEMENT
1980	NETWOVEN	3837 STONE POINT WAY	PLEASANTON, CA 94588	NON-DISCLOSURE AGREEMENT
1038	NEUMATH, INC.	57 WINGATE ST.	HAVERHILL, MA 01832	NON-DISCLOSURE AGREEMENT
2393	NEUTRONIX	133 BERNAL ROAD	SAN JOSE, CA 95119	NON-DISCLOSURE AGREEMENT
0446	NEW VISION MICROELECTRONIC MANUFACTURING SYSTEMS, INC.	ONE CAMBRIDGE CENTER	CAMBRIDGE, MA 02142	NON-DISCLOSURE AGREEMENT
2173	NEWMARK PACIFIC, INC.	235 PINE STREET; 10TH FLOOR	SAN FRANCISCO, CA 94104	NON-DISCLOSURE AGREEMENT
0228	NEXTECH SOLUTIONS, INC.	2227 BRAKER LANE	AUSTIN, TX 78758
1782	NEXTHERM, INC.	1742 WEST KATELLA AVE.; UNIT 4	ORANGE, CA 92867	NON-DISCLOSURE AGREEMENT
1645	NIA CREATIVE	970 TERRA BELLA AVE.; #8	MOUNTAIN VIEW, CA 94043	NON-DISCLOSURE AGREEMENT
1384	NICOLET INSTRUMENT CORPORATION	5225 VERONA ROAD	MADISON, WI 53711	NON-DISCLOSURE AGREEMENT
0037	NIHON DIC CO. LTD.	2-12-10 MATSUBARA; NAKA-KU, NAGOYA	AICHI, 460-0017	NON-DISCLOSURE AGREEMENT
2129	NIHON KIZAI CO. LTD.	10-11, CHUO 5-CHOME; KASUKABE-CITY	SAITAMA, 344-0067	NON-DISCLOSURE AGREEMENT
1420	NIKON CORPORATION	1300 WALT WHITMAN ROAD	MELVILLE, NY 11747	ASYST FORM AMENDMENT TO NONDISCLOSURE AGREEMENT
0002	NIKON CORPORATION	471 NAGAODAI-CHO, SAKAE-KU	YOKOHAMA-CITY, KANAGAWA 244-8533	NON-DISCLOSURE AGREEMENT
1195	NIKON CORPORATION	471 NAGAODAI-CHO, SAKAE-KU; YOKOHAMA-CITY	KANAGAWA, 244-8533	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1421	NIKON INSTRUMENTS INC.	1300 WALT WHITMAN ROAD	MELVILLE, NY 11747	NON-DISCLOSURE AGREEMENT
1422	NIKON PRECISION INC. (NPI)	1300 WALT WHITMAN ROAD	MELVILLE, NY 11747	CONFIDENTIAL DISCLOSURE AGREEMENT
1982	NILES KVISTAD & CO	3015 HOPYARD ROAD; SUITE 5	PLEASANTON, CA 94588
1259	NISSIN ION EQUIPMENT CO., LTD.	575 TONOSHIRO-CHO; KUZE, MINAMI-KU	KYOTO-SHI, 601-8205	NON-DISCLOSURE AGREEMENT
2338	NORCAL MINIENVIRONMENT SYSTEMS	825 NORTH 10TH STREET; SUITE #6	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
2975	NORELCO CENRELINE HOLDINGS, LTD.	33 CHANGI SOUTH AVENUE 2	SINGAPORE, 486445	NON-DISCLOSURE AGREEMENT
3972	NORTH MICROELECTRIC, INC.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1579	NORTHERN CALIFORNIA TRAINING COUNCIL	659 ABREYO ST.	MONTEREY, CA 93940	NON-DISCLOSURE AGREEMENT
2566	NOVELLUS SYSTEMS INC.	4000 NORTH FIRST STREET	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
2565	NOVELLUS SYSTEMS, INC.	4000 NORTH FIRST STREET	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
2578	NOVELLUS SYSTEMS, INC.	4000 NORTH FIRST STREET	SAN JOSE, CA 95134
2572	NOVELLUS SYSTEMS, INC.	4000 NORTH FIRST STREET	SAN JOSE, CA 95134
2341	NOVX CORPORATION	830 JURY COURT	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
1944	NSITE SOFTWARE, INC.	7031 KOLL CENTER PARKWAY; STE. 250	PLEASANTON, CA 94566	NON-DISCLOSURE AGREEMENT
1503	NSK PRECISION AMERICAN, INC.	1900 MCCARTHY BOULEVARD; SUITE 107	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0688	NSTAR GLOBAL SERVICES	5638 PURDUE AVE.	DALLAS, TX 75209	NON-DISCLOSURE AGREEMENT
2947	NUFLARE TECHNOLOGY INC.	2068-3 OOKA; NUMAZU-SHI	SHIZUOKA, 410-8510	NON-DISCLOSURE AGREEMENT
2102	NUMONYX BV	A-ONE BUSINESS CENTER; Z.A. VERS LA PIECE, RTE DE L’ETRAZ	ROLLE, 1180	NON-DISCLOSURE AGREEMENT
4001	NXP SEMICONDUCTORS	HIGH TECH CAMPUS 60; 5656 AG EINDHOVEN
2826	NXREV INC.	3375 SCOTT BLVD.; # 410	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
1334	NYPAC INTERNATIONAL	1000 FREMONT AVE	LOS ALTOS, CA 94024	NON-DISCLOSURE AGREEMENT
2575	OAI OPTICAL ASSOCIATES, INC.	685 RIVER OAKS PKWY.	SAN JOSE, CA 95134
2431	ODYSSEY CUSTOM CRATING COMPANY	1182 CAMPBELL AVENUE	SAN JOSE, CA 95126	NON-DISCLOSURE AGREEMENT
3287	OLYMPUS OPTICAL CO., LTD.	2-43-2 HATAGAYA; SHIBUYA-KU	TOKYO, 151-0072	NON-DISCLOSURE AGREEMENT
1783	OMRON ELECTRONICS, INC.	750 THE CITY DRIVE SOUTH; SUITE 120	ORANGE, CA 92868	NON-DISCLOSURE AGREEMENT
3995	ONE WORLD ENERGY	NOT PROVIDED
3143	ONN WAH PRECISION TECHNOLOGY	NO. 81 WEST SUHONG ROAD; SUHONG INDUSTRIAL SQUARE BUILDING A1, SUZHOU INDUSTRIAL PARK	SUZHOU, 215021
3973	OPEN	NOT PROVIDED
3363	OPENPAGES, INC.	201 JONES ROAD	WALTHAM, MA 02451	NON-DISCLOSURE AGREEMENT
2881	OPS A LA CARTE LLC	20151 GUAVA COURT	SARATOGA, CA 95070	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0599	OPTICAL METROLOGY INNOVATIONS, LTD.	2200 CORK AIRPORT BUSINESS PARK; CORK AIRPORT	CO. CORK,	NON-DISCLOSURE AGREEMENT
0780	OPTIMUM DESIGN ASSOCIATES	6670 AMADOR PLAZA ROAD; SUITE 202	DUBLIN, CA 94568	NON-DISCLOSURE AGREEMENT
0946	ORAXION, INC.	3077 SKYWAY CT.	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
1664	ORC MANUFACTURING CO., LTD.	4896 TAMAGAWA CHINO-SHI	NAGANO, 391-0011	NON-DISCLOSURE AGREEMENT
2511	ORION MANUFACTURING, INC.	2289 RINGWOOD AVENUE	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
1867	ORNET SOLUTION SDN BHD	7, JLN TASEK MUTIARA 5, BANDAR TASEK MUTIARA; 14120 SIMPANG AMPAT	PENANG,	NON-DISCLOSURE AGREEMENT
0437	OSI ELECTONICS	2385 E. PLEASANT VALLEY ROAD	CAMARILLO, CA 93012
0436	OSI ELECTRONICS PTE LTD	2385 E. PLEASANT VALLEY ROAD	CAMARILLO, CA 93012
2629	OSISOFT, INC.	777 DAVIS ST.; SUITE 250	SAN LEANDRO, CA 94538	NON-DISCLOSURE AGREEMENT
0879	OWENS DESIGN, INC.	47427 FREMONT BLVD.	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
0890	OWENS DESIGN, INC.	47427 FREMONT BLVD.	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
2136	PACIFIC DREAMS, INC.	21 OAKS PROFESSIONAL BUILDING, SUITE 230; 525 GLEN CREEK ROAD, NW	SALEM, OR 97304	NON-DISCLOSURE AGREEMENT
2959	PACIFIC MATERIAL RESOURCES PTE, LTD.	190 MIDDLE ROAD; #19-05 FORTUNE CENTRE	SINGAPORE, 188979
2887	PACIFIC MICROSYSTEMS, INC.	PO BOX 2770	SAUSALITO, CA 94966	NON-DISCLOSURE AGREEMENT
1975	PACKETSTREAM INC.	3825 HOPYARD ROAD	PLEASANTON, CA 94588	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1024	PANDION PARTNERS	7887 EAST BELLEVIEW AVENUE; SUITE 1100	GREENWOOD VILLAGE, CO 80111	CONFIDENTIAL AGREEMENT
4002	PARADIGM PRECISION COMPONENTS	PLOT 83, MEDAN BAYAN LEPAS, BAYAN LEPAS INDUSTRIAL PARK, PHASE IV; 11900 BAYAN LEPAS, PENANG		NON-DISCLOSURE AGREEMENT
1689	PARAMETRIC TECHNOLOGY CORPORATION	140 KENDRICK STREET	NEEDHAM, MA 02494	AMENDMENT 1
1688	PARAMETRIC TECHNOLOGY CORPORATION	140 KENDRICK STREET	NEEDHAM, MA 02494	NON-DISCLOSURE AGREEMENT
1691	PARAMETRIC TECHNOLOGY CORPORATION	140 KENDRICK STREET	NEEDHAM, MA 02494	NON-DISCLOSURE AGREEMENT
1690	PARAMETRIC TECHNOLOGY CORPORATION	140 KENDRICK STREET	NEEDHAM, MA 02494	NON-DISCLOSURE AND RESTRICTED USE AGREEMENT
1593	PARAMIT CORPORATION	18735 MADRONE PARKWAY	MORGAN HILL, CA 95037	NON-DISCLOSURE AGREEMENT
2506	PARAMIT CORPORATION	2450 NORTH FIRST STREET	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
2165	PARKER HANNIFIN CORPORATION’S O- SEAL DIVISION	7664 PANASONIC WAY	SAN DIEGO, CA 92154	CONFIDENTIAL DISCLOSURE AGREEMENT
0348	PARTICLE MEASURING SYSTEMS, INC.	5475 AIRPORT BEND	BOULDER, CO 80301	NON-DISCLOSURE AGREEMENT
0725	PAUL VANESSE	406 GINGERWOOD LANE	DANVILLE, CA 94506	NON-DISCLOSURE AGREEMENT
2339	PEMSTAR	2020 S. 10TH ST.	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
2152	PENINSULA COMPONENTS	1300 INDUSTRIAL ROAD; SUITE 21	SAN CARLOS, CA 94070	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1292	PENTAGON TECHNOLOGIES	2575 COLLINS CANYON ROAD	LIVERMORE, CA 94551	NON-DISCLOSURE AGREEMENT
0948	PENTAGON TECHNOLOGIES	210 HAMMOND AVE.	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
0947	PENTAGON TECHNOLOGIES	210 HAMMOND AVE.	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
1868	PENTAMASTER TECHNOLOGY SDN. BHD.	NO. 1&3 LINTAG BAYAN LEPAS 1; TARMAN PERINDUSTRIAN BAYAN LEPAS, PHASE IV	PENANG, 11900	NON-DISCLOSURE AGREEMENT
2034	PEOPLECLICK.COM INC.	TWO HANOVER SQUARE; 7TH FLOOR	RALEIGH, NC 27601	NON-DISCLOSURE AGREEMENT
0783	PERFORMANCE MANAGEMENT	8026 CROSSRIDGE ROAD	DUBLIN, CA 94568	NON-DISCLOSURE AGREEMENT
3923	PETER WOLTERS CMP SYSTEME GMBH	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1863	PFUELLER PRECISION TECHNOLOGY (SUZHOU)	NO. 27A SUCHUN INDUSTRIAL SQUARE; SUZHOU INDUSTRIAL PARK	PC, 2150217	NON-DISCLOSURE AGREEMENT
0177	PHIL HARRIS	11807 ONION HOLLOW RUN	AUSTIN, TX 78739	NON-DISCLOSURE AGREEMENT
3983	PHIL JOHNSON	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3924	PHILIPS ANALYTICAL	P.O. BOX 13; 7600 AA ALMELO		NON-DISCLOSURE AGREEMENT
0808	PHYSICAL ELECTRONICS, INC.	6509 FLYING CLOUD DRIVE	EDEN PRAIRIE, MN 55344	NON-DISCLOSURE AGREEMENT
0248	PHYTEC	255 ERICKSEN AVE. NE	BAINBRIDGE ISLAND, WA 98110	NON-DISCLOSURE AGREEMENT
3379	PI WORLDWIDE	16 LAUREL AVE.	WELLESLEY HILLS, MA 02481	NON-DISCLOSURE AGREEMENT
3981	PICO TRACK	NOT PROVIDED

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0353	PILEWSKIE, KATHERINE	65 HURON COURT	BOULDER, CO 80303	NON-DISCLOSURE AGREEMENT
3069	PINNACLE FINANCIAL RECRUITING	1250 OAKMEAD PARKWAY; SUITE 210	SUNNYVALE, CA 94085	NON-DISCLOSURE AGREEMENT
2871	PIONEER MAGNETICS	1745 BERKLEY STREET	SANTA MONICA, CA 90404	NON-DISCLOSURE AGREEMENT
0381	PISCES NELSON	2301 BROADMOOR; #264	BRYAN, TX 77802	NON-DISCLOSURE AGREEMENT
0256	PLANAR SEMICONDUCTOR	1400 N.W. COMPTON DR.	BEAVERTON, OR 97006
2340	PLANETTAG, INCORPORATED	773 NORTH 9TH STREET; SUITE 139	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
3040	PLASMA-THERM, INC.	10050 16TH STREET NORTH	ST. PETERSBURG, FL 33716	CONFIDENTIAL DISCLOSURE AGREEMENT
1043	PLASTIKON INDUSTRIES, INC.	30260 SANTUCCI CT.	HAYWARD, CA 94544	NON-DISCLOSURE AGREEMENT
3156	PLATINUM INTERNATIONAL CONSULTANTS, LTD.	4F-8, NO 205; TUN HWA NORTH RD	TAIPEI, 105
1695	PLEXUS SERVICES CORP.	55 JEWELERS PARK DRIVE	NEENAH, WI 54957	NON-DISCLOSURE AGREEMENT
0329	POLARFAB	2800 EAST OLD SHAKOPEE ROAD	BLOOMINGTON, MN 55425	NON-DISCLOSURE AGREEMENT
2041	POLYMER CONCEPTS	10490 US HIGHWAY 220 BUSINESS NORTH	RANDLEMEN, NC 27317	NON-DISCLOSURE AGREEMENT
2829	POONGSAN MICROTECH USA	3350 SCOTT BLVD.; BUILDING 6	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
2835	POONGSAN MICROTECH USA	3350 SCOTT BLVD.; BUILDING 6	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
0062	POWER STANDARDS LABORATORY	1201 MARINA VILLAGE PARKWAY; #101	ALAMEDA, CA 94501	NON-DISCLOSURE AGREEMENT
1948	POWERMATIC ASSOCIATIES	1057 SERPENTINE LANE	PLEASANTON, CA 94566	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1788	PRATUS SOURCE GROUP	PO BOX 593841	ORLANDO, FL 32809	NON-DISCLOSURE AGREEMENT
3125	PRECISION MEASURMENTS, INC.	333 MOFFETT PARK DRIVE	SUNNYVALE, CA 94089	NON-DISCLOSURE AGREEMENT
1753	PRECISION PROCESS EQUIPMENT, INC.	2221 NIAGARA FALLS BLVD.	NIAGARA FALLS, NY 14304
1466	PRECISION TECHNICIAN INCORPORATED	4049 EAST PRESIDIO STREET	MESA, AZ 85215	NON-DISCLOSURE AGREEMENT
2627	PRG-SCHULTZ USA, INC.	26311 JUNIPERO SERRA ROAD; SUITE 200	SAN JUAN CAPISTRANO, CA 92675	NON-DISCLOSURE AGREEMENT
0320	PRI AUTOMATION, INC.	805 MIDDLESEX TURNPIKE	BILLERICA, MA 01821	NON-DISCLOSURE AGREEMENT
0321	PRI CORPORATION	805 MIDDLESEX TURNPIKE	BILLERICA, MA 01821	NON-DISCLOSURE AGREEMENT
1799	PRICE WATERHOUSE COOPERS LLP	525 UNIVERSITY AVE.; SUITE 200	PALO ALTO, CA 94301	NON-DISCLOSURE AGREEMENT
1217	PRINT, INC.	5110 CARILLON POINT	KIRKLAND, WA 98033	NON-DISCLOSURE AGREEMENT
2104	PRMS/ROYBAL, RON	905 S. 2ND ST.	RONKONKOMA, NY 11779	NON-DISCLOSURE AGREEMENT
3087	PROCESS DIAGNOSTICS, INC.	1050 KIEFER RD.	SUNNYVALE, CA 94086	NON-DISCLOSURE AGREEMENT
1003	PROCESS INTEGRATION	75 WEST BASELINE ROAD; SUITE B-32	GILBERT, AZ 85233	NON-DISCLOSURE AGREEMENT
1869	PRODELCON SDN, BHD.	78 LINTANG BAYAN LEPAS 7, PHASE III; KAWASAN PERINDUSTRIAN, BAYAN LEPAS	PENANG, 11900	NON-DISCLOSURE AGREEMENT
0244	PROGRESSIVE SYSTEM TECHNOLOGIES, INC. (PST)	11000 NORTH MOPAC EXPWY.; SUITE 100	AUSTIN, TX 78759	CONFIDENTIAL AGREEMENT
3193	PROMOS TECHNOLOGIES INC.	HSINCHU SCIENCE PARK NO. 19; LI-HSIN RD., HSINCHU SCIENCE PARK	HSINCHU, 30078

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0503	PROMPT PRECISION METALS	1649 WHITMORE AVENUE	CERES, CA 95307	NON-DISCLOSURE AGREEMENT
0582	PROSYS TECHNOLOGY INTEGRATION, INC.(PSTI)	RM. 520, 5F, NO. 195, CHUNG HSING RD., SEC. 4	CHUTUNG, HSINCHU 310	NON-DISCLOSURE AGREEMENT
1290	PROTECTION SERVICE INDUSTRIES, LP	151 LINDBERGH AVENUE; # A	LIVERMORE, CA 94550	NON-DISCLOSURE AGREEMENT
1310	PRO-TEK	4849 SOUTHFRONT ROAD	LIVERMORE, CA 94555	NON-DISCLOSURE AGREEMENT
2372	PROTIVITI, INC.	10 ALMADEN BLVD.; SUITE 175	SAN JOSE, CA 95113	NON-DISCLOSURE AGREEMENT
2245	PROTIVITI, INC.	50 CALIFORNIA STREET; 17TH FLOOR	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT
2062	PROTOPLUSION, INC.	635 BAIR ISLAND ROAD; SUITE 106	REDWOOD CITY, CA 941063	NON-DISCLOSURE AGREEMENT
3195	PROV INTERNATIONAL	2502 N. ROCKY POINT DRIVE; SUITE 671	TAMPA, FL 33607	NON-DISCLOSURE AGREEMENT
0273	PSC	535 GETTY COURT; SUITE H	BENICIA, CA 94510
0212	PSK TECH. INC.	1006 E. YAGER LN.	AUSTIN, TX 78753	NON-DISCLOSURE AGREEMENT
1315	PTA CORPORATION	7350 DRY CREEK PARKWAY	LONGMONT, CO 80503	NON-DISCLOSURE AGREEMENT
2948	PTC ENGINEERING	1143 OSHIMA; YAIZU-SHI	SHIZUOKA, 425-0066	NON-DISCLOSURE AGREEMENT
3146	PURE WAFER LTD.	CENTRAL BUSINESS PARK	SWANSEA, SA7 0AB	NON-DISCLOSURE AGREEMENT
3998	PVA TEPLA AG	HANS RIEDL STR 5; 85622 FELDKIRCHEN		NON-DISCLOSURE AGREEMENT
2813	PYCON	3301 LEONARD COURT	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
0322	QC SOLUTIONS	29 DUNHAM ROAD	BILLERICA, MA 01821	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0323	QC SOLUTIONS	29 DURHAM ROAD	BILLERICA, MA 01821
0129	QCEPT TECHNOLOGIES, INC.	75 FIFTH STREET NW; SUITE 740	ATLANTA, GA 30308	NON-DISCLOSURE AGREEMENT
0486	QUALITY ASSURANCE MANAGEMENT	1601 WALLACE DR.; STE. 120	CARROLLTON, TX 75006	NON-DISCLOSURE AGREEMENT
1734	QUALITY PLASTICS INDUSTRIES	38995 CHERRY STREET	NEWARD, CA 94560	ASYST FORM ND
2018	QUALITY SOFTWARE SOLUTIONS, INC.	1515 N. HAPPY VALLEY ROAD	PRESCOTT, AZ 86305	NON-DISCLOSURE AGREEMENT
3394	QUALTECH SYSTEMS, INC.	PUTNAM PARK, SUITE 603; 100 GREAT MEADOW ROAD	WETHERSFIELD, CT 06109
3395	QUALTECH SYSTEMS, INC.	PUTNAM PARK, SUITE 603; 100 GREAT MEADOW ROAD	WETHERSFIELD, CT 06109
2519	QUANTUM COEFFICIENT, INC.	2010 NORTH FIRST STREET; SUITE 405	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
1594	QUICK PRECISION DESIGN	1805 SILVERWINGS CT.	MORGAN HILL, CA 95037	NON-DISCLOSURE AGREEMENT
1366	QUICK PRECISION DESIGN	15405 LOS GATOS BLVD.; #201	LOS GATOS, CA 95120	NON-DISCLOSURE AGREEMENT
1597	QUICK PRECISION DESIGN	1805 SILVERWINGS COURT	MORGAN HILL, CA 95037	NON-DISCLOSURE AGREEMENT
1839	QUINDI CORPORATION	480 S. CALIFORNIA AVE.; SUITE 304	PALO ALTO, CA 94306	NON-DISCLOSURE AGREEMENT
0741	QWEST CYBER SOLUTIONS	1899 WYNKOOP; 3RD FLOOR	DENVER, CO 80202	NON-DISCLOSURE AGREEMENT
2676	RABTAX BRADFORD & MOURA CPA, PC	2694 BISHOP DRIVE; SUITE 270	SAN RAMON, CA 94583	NON-DISCLOSURE AGREEMENT
0245	RADIAN INTERNATIONAL LLC	8501 N. MOPAC BLVD.	AUSTIN, TX 78759	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0975	RADIANT TECHNOLOGY CORPORATION	1335 S. ACACIA AVENUE	FULLERTON, CA 92831	NON-DISCLOSURE AGREEMENT
1368	RAINDANCE COMMUNICATIONS, INC.	1157 CENTURY DRIVE	LOUISVILLE, CO 80027	NON-DISCLOSURE AGREEMENT
1713	RAM CAPITAL RESOURCES, LLC	1 E 52ND ST.	NEW YORK, NY 10022	NON-DISCLOSURE AGREEMENT
0739	RAVELLC	430 S. CONGRESS AVENUE; SUITE 7	DELRAY BEACH, FL 33445	NON-DISCLOSURE AGREEMENT
2004	RAYTEX USA	7337 SW TECH CENTER DR.	PORTLAND, OR 97223
2237	RBC CAPITAL MARKETS	TWO EMBARCADERO CENTER; SUITE 1200	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT
0038	REC CO. LTD.	MINAMIKU; NAGOYA	AICHI, 4-8-2	NON-DISCLOSURE AGREEMENT
3925	RECIF SA	ZONE INDUSTRIELLE DU MOULIN; 318400 AUSSONNE		NON-DISCLOSURE AGREEMENT
0468	REISS, JOSEPH H.	33 RED PINE DRIVE	CARLISLE, CA 01741	NON-DISCLOSURE AGREEMENT
2289	RENESAS CORP	450 HOLGER WAY	SAN JOSE, CA 95032	NON-DISCLOSURE AGREEMENT
0536	REVERA	18725 LAKE DRIVE EAST	CHANHASSEN, MN 55317	NON-DISCLOSURE AGREEMENT
0805	REYNOLDS TECHNOLOGY	6895 KINNE	E. SYRACUSE, NY 13057	NON-DISCLOSURE AGREEMENT
0143	RFID, INC.	3538 PEORIA STREET; SUITE 505	AURORA, CO 80010	NON-DISCLOSURE AGREEMENT
3349	RICHARD H. JANNEY	1916 MEADOW RD.	WALNUT CREEK, CA 94595	NON-DISCLOSURE AGREEMENT
3227	RIGAKU	9009 NEW TRAILS DRIVE	THE WOODLANDS, TX 77381	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0357	RIGHTNOW TECHNOLOGIES	40 ENTERPRISE BLVD.	BOZEMAN, MT 59718	NON-DISCLOSURE AGREEMENT
3380	RITE TRACK EQUIPMENT SERVICES, INC.	8655 RITE TRACK WAY	WEST CHESTER, OH 45069	NON-DISCLOSURE AGREEMENT
0974	RIX CORPORATION	1321-10 UEKI SUE-MACHI; KASUTA-GUN	FUKUOKA, 811-2112	NON-DISCLOSURE AGREEMENT
2598	RLD TECHNOLOGY SALES CORP.	4977 SHILOH PLACE	SAN JOSE, CA 95138	NON-DISCLOSURE AGREEMENT
2270	ROBERT HALF, INTERNATIONAL	PO BOX 60000	SAN FRANCISCO, CA 94160	NON-DISCLOSURE AGREEMENT
1977	ROBERT HALF, INTERNATIONAL D/B/A OFFICE TEAM DIVISION	5720 STONERIDGE DRIVE; SUITE 3	PLEASANTON, CA 94588	NON-DISCLOSURE AGREEMENT
3288	ROBERT LEONARD CONSULTING LTD.	NIK BLD, 1F, 9-9 SANEI-CHO; SHINJUKU-KU	TOKYO, 1600-0008
1674	ROBOTIC VISION SYSTEMS, INC. (RVSI)	486 AMHERST STREET	NASHUA, NH 03063	NON-DISCLOSURE AGREEMENT
1530	ROCKWELL AUTOMATION, INC.	1201 SOUTH SECOND STREET	MILWAUKEE, WI 53204
1413	ROHM AND HAAS	455 FOREST STREET	MARLBOROUGH, MA 01752	NON-DISCLOSURE AGREEMENT
2691	ROMARIC AUTOMATION DESIGN, INC.	8435 S. JARDIM WAY	SANDY, UT 84093	NON-DISCLOSURE AGREEMENT
3068	RONDOSOFT	1290 OAKMEAD PKWY.; STE. 218	SUNNYVALE, CA 94085	NON-DISCLOSURE AGREEMENT
1084	RORZE CORPORATION	1588 MICHINOUE; KANNABE-CHO, HUKAYASU-GUN	HIROSHIMA, 720-2104	NON-DISCLOSURE AGREEMENT
2554	ROSENDIN ELECTRIC	880 MABURY ROAD	SAN JOSE, CA 95133
1510	ROYDEN TONAMURA	675 FOLSOM CIRCLE	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2814	RTMICRO CONSULTING, INC.	2230 DUVALL COURT	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
1947	RTS SYSTEMS & DESIGN	5726 SONOMA DR.; STE. C	PLEASANTON, CA 94566	NON-DISCLOSURE AGREEMENT
2261	RUBECON GENERAL CONTRACTORS	3450 THIRD STREET, BLDG. 1B	SAN FRANCISCO, CA 94124	NON-DISCLOSURE AGREEMENT
0333	RUDOLPH TECHNOLOGIES, INC.	4900 W. 78TH STREET	BLOOMINGTON, MN 55435
0334	RVSI INSPECTION LLC	4900 W. 78TH STREET	BLOOMINGTON, MN 55435
0606	RWD TECHNOLOGIES	10480 LITTLE PATUXENT PARKWAY; BLDG. RWD	COLUMBIA, MD 21044	NON-DISCLOSURE AGREEMENT
1187	RYUDENSHA	2-7-3, SHIN-YOKOHAMA, KOHOKU-KU; YOKOHAMA	KANAGAWA, 222-0033	NON-DISCLOSURE AGREEMENT
0453	RYZEN SOLUTIONS	970 STONEHURST WAY	CAMPBELL, CA 95008	NON-DISCLOSURE AGREEMENT
3048	S&S PRECISION COMPANY	81 BONUVENTURA DRIVE	SUNNYVALE, CA	NON-DISCLOSURE AGREEMENT
0454	S.V. TECHSOL, INC.	589 DIVISION STREET	CAMPBELL, CA 95008	NON-DISCLOSURE AGREEMENT
2030	S3 SECOND SILICON SOURCE, LLC	101 SOUTH MERI	PUYALLUP, WA 98371	NON-DISCLOSURE AGREEMENT
1392	SAGUARO TECHNOLOGY, INC.	30188 MORNING VIEW DRIVE	MALIBU, CA 90265	NON-DISCLOSURE AGREEMENT
1393	SAGUARO TECHNOLOGY, INC.	30188 MORNING VIEW DRIVE	MALIBU, CA 90265	AMENDED AND RESTATED NON- DISCLOSURE AGREEMENT
1394	SAGUARO TECHNOLOGY, INC.	30188 MORNING VIEW DRIVE	MALIBU, CA 90265	ADDENDUM TO AMENDED & RESTATED NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1784	SALES AND USE TAX ADVISORS OF CALIFORNIA (SUTAX)	9286 MADISON AVE.	ORANGEVALE, CA 95662	NON-DISCLOSURE AGREEMENT
3970	SAM ISHII AND TED IWASAKI D/B/A APM	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
0213	SAMSUNG AUSTIN SEMICONDUCTOR, LLC	12100 SAMSUNG BLVD.	AUSTIN, TX 78754
2088	SAMSUNG ELECTRONICS, CO., LTD.	105 CHALLENGER ROAD	RIDGEFIELD PARK, NJ 07660	NON-DISCLOSURE AGREEMENT
1091	SAN BENITO MANUFACTURING	2320 TECHNOLOGY PARKWAY	HOLLISTER, CA 95023	NON-DISCLOSURE AGREEMENT
2960	SANDIHAN PTE. LTD., (SINGAPORE)	152 BEACH ROAD, GATEWAY EAST; #02-05/06	SINGAPORE, 189721	NON-DISCLOSURE AGREEMENT
2934	SANDISK CORPORATION	ROOM 101, #6 BUILDING, ZIZHU SCIENCE BASED INDUSTRIAL PARK; 555 DONG CHUAN RD, MINHANG DISTRICT	SHANGHAI, 200241	NON-DISCLOSURE AGREEMENT
2933	SANDISK SEMICONDUCTOR SHANGHAI CO., LTD.	ROOM 101, #6 BUILDING, ZIZHU SCIENCE BASED INDUSTRIAL PARK; 555 DONG CHUAN RD, MINHANG DISTRICT	SHANGHAI, 200241	NON-DISCLOSURE AGREEMENT
1391	SANGUARO TECHNOLOGY, INC.	30188 MORNING VIEW DRIVE	MALIBU, CA 90265	NON-DISCLOSURE AGREEMENT
2507	SANMINA PRECISION ASSEMBLY DIVISION	2000 RINGWOOD AVENUE	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
2571	SANMINA SCI CORPORATION	2700 NORTH FIRST STREET	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
2815	SATYAM COMPUTER SERVICE	3945 FREEDOM CIRCLE; #720	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
1780	SBC TECHNO RESEARCH KYUSHU CORPORATION	1 NISHINOSU; OITA-SHI	OITA, 870-0902	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1675	SC FLUIDS, INCORPORATED	472 AMHERST STREET; UNIT #8	NASHUA, NH 03063	RECIPROCAL NON-DISCLOSURE
0840	SCHAEFFLER GROUP USA	308 SPRINGHILL FARM ROAD	FORT MILL, SC 29715	NON-DISCLOSURE AGREEMENT
2310	SCHLUMBERGER ATE	1601 TECHNOLOGY DRIVE	SAN JOSE, CA 95110	NON-DISCLOSURE AGREEMENT
1169	SCHOTT ML GMBH	GOSCHWITZER STRABE 20	JENA, D-07745	CONFIDENTIALITY AGREEMENT,
1566	SCHRING, INC.	3945 HONEY LOCUST TRAIL	MISSISSAUGA, ON L5N 6X4	NON-DISCLOSURE AGREEMENT
2907	SCIENTIFIC MOTION	4400 N. SCOTTSDALE RD.; #9-519	SCOTTSDALE, AZ 85251	NON-DISCLOSURE AGREEMENT
0342	SCP GLOBAL TECHNOLOGIES, INC.	8455 WESTPARK ST.	BOISE, ID 83704	NON-DISCLOSURE AGREEMENT
2329	SCREEN-TECH	470 NEEDLES DRIVE	SAN JOSE, CA 95112	NON-DISCLOSURE AGREEMENT
1580	S-CUBED, INC.	9 MARS COURT	MONTVILLE, NJ 07045	NON-DISCLOSURE AGREEMENT
3285	SDS	1-11-2, HIROO; SHIBUYA-KU	TOKYO, 150-0012	NON-DISCLOSURE AGREEMENT
3333	SEAGATE	1095 WEST PENDER STREET; 4TH FLOOR	VANCOUVER, BC V6E 2M6
3332	SEAGATE TECHNOLOGY, INC.	1095 WEST PENDER STREET; 4TH FLOOR	VANCOUVER, BC V6E 2M6	UNILATERAL NON-DISCLOSURE AGREEMENT
1047	SECURITY TECHNOLOGIES GROUP	25503 WHITESELL ST.	HAYWARD, CA 94545	NON-DISCLOSURE AGREEMENT
1046	SECURITY TECHNOLOGIES GROUP	25503 WHITESELL ST.	HAYWARD, CA 94545	NON-DISCLOSURE AGREEMENT
2946	SEIKO INSTRUMENTS, INC.	36-1 TAKENOSHITA; OYAMA-CHO	SHIZUOKA,	NON-DISCLOSURE AGREEMENT
1125	SEIS GROUP, INC.	15170 TRANSISTOR LANE	HUNTINGTON BEACH, CA 92649	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1124	SEIS GROUP, INC.	16541 GOTHARD STREET; SUITE 207	HUNTINGTON BEACH, CA 92647	NON-DISCLOSURE AGREEMENT
0189	SEMATECH, INC.	2706 MONTOPOLIS DRIVE	AUSTIN, TX 78741	CONFIDENTIAL INFORMATION AGREEMENT
3347	SEMI GEAR, INC.	107 AUDOBON ROAD; STE. 2, BLDG. 1	WAKEFIELD, MA 01880	NON-DISCLOSURE AGREEMENT
1599	SEMI SCENIC UK LTD.	87 PARKNEUK STREET	MOTHERWELL, ML1 1BY	NON-DISCLOSURE AGREEMENT
2130	SEMI TECH CO. LTD.	105-2, ISANUMA; KAWAGOE	SAITAMA, 350-0855	NON-DISCLOSURE AGREEMENT
3329	SEMICONDUCTOR PROCESS EQUIPMENT CORPORATION (SPEC)	27963 FRANKLIN PARKWAY	VALENCIA, CA 91355	NON-DISCLOSURE AGREEMENT
3328	SEMICONDUCTOR PROCESS EQUIPMENT CORPORATION (SPEC)	27963 FRANKLIN PARKWAY	VALENCIA, CA 91355	DISCLOSURE AGREEMENT,
1200	SEMICONDUTOR INSIGHTS	3000 SOLANDT ROAD	KANATA, ON K2K 2X2	ASYST FORM CONFIDENTIALITY & NON- DISCLOSURE AGREEMENT
1092	SEMIFAB, INC.	307 FALLON ROAD	HOLLISTER, CA 95023	NON-DISCLOSURE AGREEMENT
3997	SEMILAB SEMICONDUCTOR PHYSICS LAB, CO. LTD	PRIELLE K. U. 2; H-1117 BUDAPEST		NON-DISCLOSURE AGREEMENT
1199	SEMITOOL JAPAN LTD.	2-15-10 SHIN-YOKOHAMA; KOUHOKU-KU, YOKOHAMA-SHI	KANAGAWA-KEN, 222-0033	NON-DISCLOSURE AGREEMENT
1181	SEMITOOL, INC.	655 WEST RESERVE DRIVE	KALISPELL, MT 59901	NON-DISCLOSURE AGREEMENT
0464	SERVO MAGNETICS	6660 VARIEL AVENUE	CANOGA PARK, CA 91303	NON-DISCLOSURE AGREEMENT
3344	SEZ AG	DRAUBODENWEG 29	VILLACH, A-9500	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3343	SEZ AG	DRAUBODENWEG 29	VILLACH, A-9500	NON-DISCLOSURE AGREEMENT
0880	SEZ AMERICA, INC.	4650 CUSHING PARKWAY	FREMONT, CA 94538	NONDISCLOSURE AGREEMENT
0881	SEZ SEMICONDUCTOR-EQUIPMENT ZUBEHOR FUR DIE HALBLEITERFERTIGUNG AG	4650 CUSHING PARKWAY	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
3977	SHANGHAI MICRO ELECTRONICS EQUIPMENT CO., LTD.	NOT PROVIDED
3281	SHANTI CORPORATION	7-29-21, IKEGAMI; OTA-KU	TOKYO, 146-0082	NON-DISCLOSURE AGREEMENT
3430	SHIBAURA MECHATRONICS CORPORATION	2-5-1 KASAMA, SAKAE-KU	YOKAHAMI-SHI, 247-8650	NON-DISCLOSURE AGREEMENT
3431	SHIBAURA MECHATRONICS CORPORATION	1001-1 KASANA-CHO	SAKAE-KU, YOKOHAMA-SHI 247- 8560	NON-DISCLOSURE AGREEMENT
3175	SHIEH, PENG-MING (JOSEPH)	6F, NO. 96, FOO-TEN 2 ST.; SOUT AREA, TAICHUNG CITY	TAIWAN,	NON-DISCLOSURE AGREEMENT
2128	SHIN ETSU POLYMER CO. LTD. & NIIGAT POLYMER CO. LTD.	406-1, YOSHINO-CHO 1-CHOME; KITA-KU, SAITAMA-SHI	SAITAMA, 331-9510	NON-DISCLOSURE AGREEMENT
1756	SHINDEN ENGINEERING CO., LTD.	1-3-1 HIGASHI OODOURI; NIGATA-SHI	NIGATA, 950-0087	NON-DISCLOSURE AGREEMENT
1754	SHIN-ETSU CHEMICAL CO., LTD.	28-1 NISHI FUKUSHIMA; KUBIKI-MURA OHAZZA, NAKA KUBIKI-GUN	NIGATA, 942-8601	NON-DISCLOSURE AGREEMENT
1668	SHINKO ELECTRIC CO., LTD.	80, OSHIMADA-MACHI	NAGANO-SHI, 381-2287
1160	SHINKO ELECTRIC CO., LTD.	100 TAKEGAHANA	ISE, MIE, 516-8550	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1667	SHINKO ELECTRIC CO., LTD.	80, OSHIMADA-MACHI	NAGANO-SHI, 381-2287	NON-DISCLOSURE AGREEMENT
3264	SHINKO ELECTRIC CO., LTD.	SHIBA NBF TOWER, 1-1-30, SHIBA-DAIMON; MINATO-KU	TOKYO, 105-8564	NON-DISCLOSURE AGREEMENT
1514	SHRED IT	1538 GLADDING COURT	MILPITAS, CA 95035
3965	SHUN YI CHENG CONTRACTOR ENGINEERING PTE LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2666	SIEBEL SYSTEM, INC.	2207 BRIDGEPOINTE PARKWAY	SAN MATEO, CA 94404	NON-DISCLOSURE AGREEMENT
3010	SIEGHARD SCHILLER GMBH & CO KG	PFULLINGER STR. 58	SONNENBUEHL, 72820	NON-DISCLOSURE AGREEMENT
1661	SIEMENS AKTIENGESELLSCHAFT	WITTELSBACHERPLATZ 2	MUNICH, D-80333	NON-DISCLOSURE AGREEMENT
2574	SILICON GENESIS CORP	61 DAGGETT DRIVE	SAN JOSE, CA 95134
2816	SILICON VALLEY BANK	3005 TASMAN DRIVE	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
2508	SILICON VALLEY GROUP	541 E. TRIMBLE RD.	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
2509	SILICON VALLEY GROUP	541 E. TRIMBLE RD.	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
1658	SILTRONIC AG	HANNS-SEIDEL-PLATZ 4	MUNICH, 81737
1659	SILTRONIC AG	HANNS-SEIDEL-PLATZ 4	MUNICH, 81737
1660	SILTRONIC AG	HANNS-SEIDEL-PLATZ 4	MUNICH, 81737
1829	SILVER, JESSE AMOS	277 SWAIN WAY	PALO ALTO, CA 94304

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0225	SIMCO ELECTRONICS	2120 W. BRAKER LANE; SUITE 0	AUSTIN, TX 78758	NON-DISCLOSURE AGREEMENT
1034	SIMCO, AN ITW COMPANY	CLEANROOM PRODUCTS; 2257 NORTH PENN ROAD	HARTFIELD, PA 19440	NON-DISCLOSURE AGREEMENT
3926	SIMPLUS SYSTEMS CORPORTAIONS	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1178	SINGULUS TECHNOLOGIES AG	HANAUER LANDSTRABE 103	KAHL AM MAIN, 63796
2577	SMC CORPORATION	85 NICHOLSON LANE	SAN JOSE, CA 95134
3927	SMIF SOLUTIONS/ KEDARNATH, N.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2035	SMT INC.	7300 ACC BOULEVARD	RALEIGH, NC 27617	NON-DISCLOSURE AGREEMENT
3928	SOFTECH CO., LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1762	SOFTPATH SYSTEMS	3985 STEVE REYNOLDS BLVD.; BUILDING C	NORCROSS, GA 30093
1256	SOKUDO USA, LLC	5TH FL. K L SHIJO BLDG., 88 KANKOBOKO-CHO; SHIJODORI-MUROMACHI-HIGASHIIRU, SHIMOGYO-KU	KYOTO, 600-8009
3372	SOLAR N’ SHADES	530 SMITH ROAD	WATSONVILLE, CA 95076
0638	SOLECTRON CORPORATION	1187 TELECOM DRIVE	CREEDMOOR, NC 27522	NON-DISCLOSURE AGREEMENT
0640	SOLECTRON CORPORATION	1187 TELECOM DRIVE	CREEDMOOR, NC 27522
0639	SOLECTRON CORPORATION	1187 TELECOM DRIVE	CREEDMOOR, NC 27522	NON-DISCLOSURE AGREEMENT
1295	SOLID DESIGN SOLUTIONS	ILONA ANTOLIK; 6542 GREENHILLS COURT	LIVERMORE, CA 94551	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1103	SOLID STATE EQUIPMENT CORPORATION	185 GIBRALTAR ROAD	HORSHAM, PA 19044	NON-DISCLOSURE AGREEMENT
1916	SOLID STATE MEASUREMENTS, INC.	110 TECHNOLOGY DRIVE	PITTSBURGH, PA 15275	NON-DISCLOSURE AGREEMENT
0361	SOLUTIONZ VIDEO CONFERENCING	901 BRINGHAM AVE.	BRENTWOOD, CA 90049
2567	SONY CORPORATION	200 RIVER OAKS PARKWAY	SAN JOSE, CA 95134	CONFIDENTIALITY & NON-DISCLOSURE AGREEMENT
2479	SOTOUDEH, SANDRA	5561 GLENOAK CT.	SAN JOSE, CA 95129
2238	SOURCE HARBOR	ONE EMBARCADERO CENTER; SUITE 500	SAN FRANCISCO, CA 94111	NON-DISCLOSURE AGREEMENT
3113	SPANSION INC.	915 DEGUIGNE DR.; PO BOX 3453	SUNNYVALE, CA 94088
2521	SPARKLE POWER	1000 ROCK AVENUE	SAN JOSE, CA 95131
1196	SPEEDFAM CO., LTD.	2647 HAYAKAWA; AYASE-SHI	KANAGAWA, 252-1123	NON-DISCLOSURE AGREEMENT
1197	SPEEDFAM IPEC	2647 HAYAKAWA; AYASE-SHI	KANAGAWA, 252-1123	NON-DISCLOSURE AGREEMENT
0848	SPEEDLINE TECHNOLOGIES	16 FORGE PARK	FRANKLIN, MA 02038
2994	SPEQS MANUFACTURING	10A JOO KOON CIRCLE	SINGAPORE, 629115
1264	SPERRY WEST INC.	7242 ROMERO DRIVE	LA JOLLA, CA 92037	NON-DISCLOSURE AGREEMENT
0387	SPIRE SYSTEMS	577 AIRPORT BLVD.; SUITE #725	BURINGAME, CA 94010	NON-DISCLOSURE AGREEMENT
2346	SPRIG ELECTRIC	1860 SOUTH 10TH STREET	SAN JOSE, CA 95112

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3399	STANDARDS TECHNOLOGY GROUP	P.O. BOX 1525	WILLISTON, VT 05495
3980	STARVIEW	NOT PROVIDED
1378	STATE OF WISCONSIN INVESTMENT BOARD	121 E. WILSON ST.	MADISON, WI 53703	NON-DISCLOSURE AGREEMENT
3929	STATIC CONTROL AND CLEANROOM PRODUCTS	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
0006	STATSCHIPPAC KOREA	GAKPYEONG-RI, MAJANG-MYEON	ICHON-SI KYOUNGKI-DO, 467-811	NON-DISCLOSURE AGREEMENT
2921	STATUS AUTOMATION INC.	NO. 69 & 69A, JALAN TEMMMENGGUNG 20; OFF JALAN SUNGAI JATI, 41200 KLANG	SELANGOR,	NON-DISCLOSURE AGREEMENT
0661	STAUB, DON	10560 CHACE DRIVE	CUPERTINO, CA 95014	NON-DISCLOSURE AGREEMENT
3930	STEAG MICRO TECH GMBH	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2387	STEPHEN BIGGS C/O PROFESSIONAL SOFTWARE CONSULTANTS, INC.	4718 MERIDIAN AVE.; SUITE 253	SAN JOSE, CA 95118	NON-DISCLOSURE AGREEMENT
2379	STEPHEN MARLEY PRODUCTIONS	193 NORTH CYPRESS AVENUE	SAN JOSE, CA 95117
2112	STERLING TECHNOLOGIES	5060 DELEMERE AVENUE	ROYAL OAK, MI 48073	NON-DISCLOSURE AGREEMENT
1871	STEVEN SKIPWORTH	PO BOX 1207	PENN VALLEY, CA 95946
0988	STMICROELECTRONICS PTE LTD	39, CHEMIN DU CHAMP DES FILLES; C. P. 21, CH 1228 PLAN-LES-OUATES	GENEVA,
0985	STMICROELECTRONICS SA	39, CHEMIN DU CHAMP DES FILLES; C. P. 21, CH 1228 PLAN-LES-OUATES	GENEVA,	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0984	STMICROELECTRONICS SA, PHILIPS SEMICONDUCTORS, FRANCE TELECOM AND COMMISSARIAT A L ENERGIE ATOMIQUE	39, CHEMIN DU CHAMP DES FILLES; C.P. 21, CH 1228 PLAN-LES-OUATES	GENEVA,	NON-DISCLOSURE AGREEMENT
0987	STMICROELECTRONICS SRL	39, CHEMIN DU CHAMP DES FILLES; C. P. 21, CH 1228 PLAN-LES-OUATES	GENEVA,
0986	STMICROELECTRONICS SRL	39, CHEMIN DU CHAMP DES FILLES; C. P. 21, CH 1228 PLAN-LES-OUATES	GENEVA,
2388	STOCK & OPTION SOLUTIONS, INC.	3315 ALMADEN EXPRESSWAY; SUITE 27	SAN JOSE, CA 95118
2643	STRASBAUGH	825 BUCKLEY RD.	SAN LUIS OBISPO, CA 93401	CONFIDENTIALITY AGREEMENT
2642	STRASBAUGH	825 BUCKLEY RD.	SAN LUIS OBISPO, CA 93401	NON-DISCLOSURE AGREEMENT
2160	STRATEGIC SECURITY SYSTEMS	3180 UNIVERSTIY AVENUE; SUITE 110	SAN DIEGO, CA 92104
2729	STREAMLINE CIRCUITS	1410 MARTIN AVENUE	SANTA CLARA, CA 95050
1326	STRUCTURAL ENGINEERS, INC	4970 EL CAMINO REAL; SUITE 100	LOS ALTOS, CA 94022
1981	STUDIO BLUE REPROGRAPHICS	7132-A JOHNSON DRIVE	PLEASANTON, CA 94588
3218	STURGEON ELECTRIC	2317 WEST HUNTINGTON DRIVE	TEMPE, AZ 85282
2668	SUCCESSFACTORS	1500 FASHION ISLAND BLVD.; SUITE 300	SAN MATEO, CA 94404
3931	SUMITOMO PRECISION PRODUCTS CO., LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1891	SUNTRON CORPORATION	2401 WEST GRANDVIEW ROAD	PHOENIX, AZ 85023	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2972	SUPER UNION PRECISION ENGINEERING, PTE. LTD.	BLOCK 10, KAKI BUKIT AVENUE 1, #02-02; KAKI BUKIT INDUSTRIAL ESTATE	SINGAPORE, 417942	NON-DISCLOSURE AGREEMENT
3932	SUPERCRITICAL SYSTEMS INC.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
0892	SUPERIOR AUTOMATION	48460 LAKEVIEW BLVD.	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
2069	SUPPLIER LINK SERVICES	P.O. BOX 19519	RENO, NV 89511	NON-DISCLOSURE AGREEMENT
2832	SURPLUS PROCESS EQUIPMENT	1855 NORMAN AVENUE	SANTA CLARA, CA 95054
3366	SUSS MICROTEC S.A.	228 SUSS DRIVE	WATERBURY CENTER, VT 05677	NON-DISCLOSURE AGREEMENT
3368	SUSS MICROTECH	228 SUSS DRIVE	WATERBURY CENTER, VT 05677
3367	SUSS-MICROTEC, INC.	228 SUSS DRIVE	WATERBURY CENTER, VT 05677	NON-DISCLOSURE AGREEMENT
2510	SVG TRACK DIVISION	541 E. TRIMBLE RD.	SAN JOSE, CA 95131	NON-DISCLOSURE AGREEMENT
1572	SYMCOM	1114 HAWTHORNE AVENUE	MODESTO, CA 95350
0825	SYMPHONY SYSTEMS	915 SHERMAN AVENUE; SUITE 313	EVANSTON, IL 60202	NON-DISCLOSURE AGREEMENT
3933	SYNETICS SOLUTIONS	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3204	SYNTAX-BRILLIAN CORPORATION	1600 NORTH DESERT DRIVE	TEMPE, AZ 85281
0757	SYSTEMA GMBH	MANFRED-VON-ARDENNE-RING 6	DRESDEN, 01099	NON-DISCLOSURE AGREEMENT
2311	TAGDESIGN, INCORPORATED	619 UNIVERSITY AVENUE	SAN JOSE, CA 95110	NON-DISCLOSURE AGREEMENT
3176	TAIWAN KONG KING CO. LTD.	5F-4, NO 66, SEC 2, NAN KAN ROAD	LU-CHU, TAOYUAN	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3188	TAIWAN SEMICONDUCTOR MANUFACTURING	NO. 8, LI-HSIN RD., VI; HSCINCHU SCIENCE PARK	HSINCHU, 300	NON-DISCLOSURE AGREEMENT
3190	TAIWAN SEMICONDUCTOR MANUFACTURING CO.	NO. 8, LI-HSIN RD. VI; HSINCHU SCIENCE PARK	HSINCHU, 300	NON-DISCLOSURE AGREEMENT
3191	TAIWAN SEMICONDUCTOR MANUFACTURING CO. (TSMC)	NO. 8, LI-HSIN RD. VI; HSINCHU SCIENCE PARK	HSINCHU, 300
1666	TAKANO CO., LTD.	137, MIYATAMURA KAMIINA-GUN	NAGANO, NGN 399-4301	NON-DISCLOSURE AGREEMENT
3233	TAKASAGO THERMAL ENGINEERING CO., LTD.	4-2-5 KANDA SURUGADAI; CHIYODA-KU	TOKYO 105-01, 101-8321	NON-DISCLOSURE AGREEMENT
1673	TAKATORI CORPORATION	313-1, SHINDO-CHO; KASHIHARA CITY	NARA PREF.,	NON-DISCLOSURE AGREEMENT
3934	TALK TO ME PARISH, MIKE	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2373	TAM COMMUNICATIONS	160 WEST SANTA CLARA STREET; SUITE 703	SAN JOSE, CA 95113	NON-DISCLOSURE AGREEMENT
2054	TAZUMA DESIGN	2611 BROADWAY ST.	REDWOOD CITY, CA 94063
4008	TCE ELECTRICAL COMPONENTS PTE LTD	NOT PROVIDED
3936	TCS JAPAN (RICHARD DYCK)	NOT PROVIDED		LETTER AGREEMENT
3006	TCZ GMBH	NO. 1 YISHUN AVENUE 7	SINGAPORE, 768923
1945	TDP GLOBAL	6333 PASEO SANTA MARIA	PLEASANTON, CA 94566
1565	TEAM MARKETING	22 RIMANI STREET	MISSION VIEJO, CA 92692	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2999	TECH SEMICONDUCTOR SINGAPORE	1 WOODLANDS INDUSTRIAL PARK D; STREET 1	SINGAPORE, 738799	NON-DISCLOSURE AGREEMENT
3003	TECH SEMICONDUCTOR SINGAPORE	1 WOODLANDS INDUSTRIAL PARK D; STREET 1	SINGAPORE, 738799
3000	TECH SEMICONDUCTOR SINGAPORE PTE LTD	1 WOODLANDS INDUSTRIAL PARK D; STREET 1	SINGAPORE, 738799
3004	TECH SEMICONDUCTOR SINGAPORE PTE, LTD	1 WOODLANDS INDUSTRIAL PARK D; STREET 1	SINGAPORE, 738799
3001	TECH SEMICONDUCTOR SINGAPORE PTE. LTD. / ASYST SHINKO, INC.	1 WOODLANDS INDUSTRIAL PARK D; STREET 1	SINGAPORE, 738799
3002	TECH SEMICONDUCTOR SINGAPORE PTE. LTD. / ASYST TECHNOLOGIES (FAR EAST) PTE LTD	1 WOODLANDS INDUSTRIAL PARK D; STREET 1	SINGAPORE, 738799
1374	TECH-AID	N5611 VEESER LANE	LUXEMBURG, WI 54217	NON-DISCLOSURE AGREEMENT
0264	TECHLINK NORTHWEST INC. D/B/A PROTINGENT STAFFING	15375 SE 30TH PLACE; SUITE #280	BELLEVUE, WA 98007	NON-DISCLOSURE AGREEMENT
2287	TECHNICAL BUILDERS	2881 HEMLOCK AVE.	SAN JOSE, CA	NON-DISCLOSURE AGREEMENT
0891	TECHNICAL EQUIPMENT SALES, INC.	44242 FREMONT BLVD.	FREMONT, CA 94538	NON-DISCLOSURE AGREEMENT
3937	TECHNO DESIGN	KORAALROOD 100; 2718 SC ZOETERMEER		NON-DISCLOSURE AGREEMENT
4003	TECHNO SYSTEMS	P.O. BOX 166; N-3166 TONSBERG
3984	TECHNO SYSTEMS, INC./ASYST SHINKO	P.O. BOX 166; N-3166 TONSBERG

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0021	TECHNOLOGY RESOURCES GROUP	29 INTERNATIONAL BUSINESS; PARK #06-05, ACER BUILDING TOWER B		NON-DISCLOSURE AGREEMENT
3938	TECHNY CO., LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT,
1273	TECHPROSE	3685 MT. DIABLO BLVD.; SUITE 340	LAFAYETTE, CA 94549
1021	TECHSERVE	PO BOX 598	GREENBRIER, AR 72058	NON-DISCLOSURE AGREEMENT
0897	TECKLINKS TECHNOLOGY ADM	42808 CHRISTY STREET; SUITE 204	FREMONT, CA 94538
2957	TECKWAH INDUSTRIAL CORPORATION LIMITED	25 PANDAN CRESCENT #05-15; TIC TECH CENTRE	SINGAPORE, 128477	NON-DISCLOSURE AGREEMENT
3939	TEC-SEM	LOHSTAMPFESTR. 11; 8472 TAGERWILEN		NON-DISCLOSURE AGREEMENT
0031	TEC-SEM AG	LOHSTAMPFESTR. 11	8472 TAGERWILEN,	NON-DISCLOSURE AGREEMENT
3301	TECTROL INC.	39 KODIAK CRESCENT	TORONTO, ON M3J 3E5	NON-DISCLOSURE AGREEMENT
1714	TEFEN	805 THIRD AVE.; 12TH FLOOR	NEW YORK, NY 10022	NON-DISCLOSURE AGREEMENT
1878	TEGAL CORPORATION	2201 S. MCDOWELL BLVD.	PETALUMA, CA 94954	NON-DISCLOSURE AGREEMENT
0014	TEGREL LTD.	TUNDRY WAY, CHAINBRIDGE ROAD	BLAYDON-ON-TYNE, NE21 5TT	NON-DISCLOSURE AGREEMENT
3940	TEIKOBU TAPING CO., LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
0033	TEL IS	PO BOX 3576	ABILENE, TX 79604
1016	TELE-DOC COMMUNICATIONS	6517 S. KINGS RANCH RD.; #140	GOLD CANYON, AZ 85218

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0767	TENERE INC.	700 KELLY AVE.	DRESSER, WI 54009	NON-DISCLOSURE AGREEMENT
0957	TESFAYE, BERHANE	180 TUOLUMNE DRIVE	FREMONT, CA 94539
3215	TETRA SYSTEM SOLUTIONS INC.	201 E. SOUTHERNN AVE.; #114	TEMPE, AZ 85282	NON-DISCLOSURE AGREEMENT
3216	TETRA SYSTEMS	201 E. SOUTHERNN AVE.; #114	TEMPE, AZ 85282	NON-DISCLOSURE AGREEMENT
3963	TETRAYNE	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
0141	TEXAS INSTRUMENTS INCORPORATED	34 FOREST STREET	ATTLEBORO, MA 02703
0140	TEXAS INSTRUMENTS INCORPORATED	34 FOREST STREET	ATTLEBORO, MA 02703
0139	TEXAS INSTRUMENTS INCORPORATED	34 FOREST STREET	ATTLEBORO, MA 02703
0138	TEXAS INSTRUMENTS INCORPORATED	34 FOREST STREET	ATTLEBORO, MA 02703
0137	TEXAS INSTRUMENTS INCORPORATED	34 FOREST STREET	ATTLEBORO, MA 02703
0136	TEXAS INSTRUMENTS INCORPORATED	34 FOREST STREET	ATTLEBORO, MA 02703	NON-DISCLOSURE AGREEMENT
0732	THE GEM CITY ENGINEERING CO.	1425 N. KEOWEE STREET	DAYTON, OH 45404	NON-DISCLOSURE AGREEMENT
2220	THE KENWOOD GROUP	75 VARNEY PLACE	SAN FRANCISCO, CA 94107	NON-DISCLOSURE AGREEMENT
1512	THE KEY FACTORY	200 SERRA WAY; #36	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT
2653	THE LAST MILE GROUP	1670 SO. AMPHLETT BLVD.; STE. 214	SAN MATEO, CA 94402	NON-DISCLOSURE AGREEMENT
3303	THE ODESSA GROUP	21535 HAWTHORNE BLVD.; STE. 350	TORRANCE, CA 90503	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3302	THE ODESSA GROUP	21535 HAWTHORNE BLVD.; STE. 350	TORRANCE, CA 90503	NON-DISCLOSURE AGREEMENT
3031	THE OUTSOURCE GROUP	THREE CITY PLACE DRIVE; SUITE 690	ST. LOUIS, MO 63141	NON-DISCLOSURE AGREEMENT
0382	THE PARTNERS CONSULTINGLLC	7001 VILLAGE DRIVE; #150	BUENA PARK, CA 90621
1238	THE PEER GROUP	72 VICTORIA ST. SOUTH; SUITE 400	KITCHENER, ON N2G2A9	NON-DISCLOSURE AGREEMENT
1239	THE PEER GROUP, INC.	72 VICTORIA ST. SOUTH; SUITE 400	KITCHENER, ON N2G2A9
0093	THE RESEARCH FOUNDATION OF STATE UNIVERSITY OF NEW YORK	P.O. BOX 9	ALBANY, NY 12201
1709	THE ROSS COMPANIES	1270 AVENUE OF THE AMERICAS	NEW YORK, NY 10020	NON-DISCLOSURE AGREEMENT
0713	THE STANDARD REGISTER COMPANY	P.O. BOX 840655	DALLAS, TX 75284
0951	THERMAWAVE, INC.	1250 RELIANCE WAY	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
0943	THERMA-WAVE, INC.	1250 RELIANCE WAY	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
0949	THERMA-WAVE, INC.	1250 RELIANCE WAY	FREMONT, CA 94539	NON-DISCLOSURE AGREEMENT
3365	THERMO ELECTRON CORPORATION, SCIENTIFIC INSTRUMENTS DIVISION LLC	81 WYMAN STREET	WALTHAM, MA 02454
3364	THERMO NORAN	81 WYMAN STREET	WALTHAM, MA 02454	CONFIDENTIAL AGREEMENT
0810	THOMPSON, TOM	6229 HEATHBROOK DRIVE	EDEN PRAIRIE, MN 55346	NON-DISCLOSURE AGREEMENT
3203	THREE-FIVE SYSTEMS INC.	1600 N. DESERT DR.	TEMPE, AZ 85281	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2863	THREE-WAY/YONETA, HOWARD	P.O. BOX 2608	SANTA CLARA, CA 95055	NON-DISCLOSURE AGREEMENT
3961	TIER 1 INNOVATION	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1266	TIMEC CO., LTD.	10845 STRANG ROAD	LA PORTE, TX 77571	NON-DISCLOSURE AGREEMENT
3941	TOHO KASEI CO. LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3942	TOKIO ENGINEERING CO. LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3291	TOKYO ELECTRON LIMITED	SHINJUKU MONOLITH BLDG.; 3-1 NISHI- SHINJUKU 2-CHOME	TOKYO, 163-09	NON-DISCLOSURE AGREEMENT
3292	TOKYO ELECTRON LTD.	SHINJUKU MONOLITH BLDG.; 3-1 NISHI- SHINJUKU 2-CHOME	TOKYO, 163-09
3293	TOKYO ELECTRON, LTD. TEL	SHINJUKU MONOLITH BLDG.; 3-1 NISHI- SHINJUKU 2-CHOME	TOKYO, 163-09
3905	TONY KING	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3943	TOOLA FACTORY CO. LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2435	TORANGE, INC.	2021 THE ALAMEDA; SUITE 240	SAN JOSE, CA 95126	NON-DISCLOSURE AGREEMENT
2433	TORANGE, INC.	2021 THE ALAMEDA; SUITE 240	SAN JOSE, CA 95126	NON-DISCLOSURE AGREEMENT
2432	TORANGE, INC.	2021 THE ALAMEDA; SUITE 240	SAN JOSE, CA 95126	NON-DISCLOSURE AGREEMENT
2436	TORANGE, INC.	2021 THE ALAMEDA; SUITE 240	SAN JOSE, CA 95126	NON-DISCLOSURE AGREEMENT
2434	TORANGE, INC.	2021 THE ALAMEDA; SUITE 240	SAN JOSE, CA 95126	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3904	TORII SYSTEMS CO., LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1293	TORREX EQUIPMENT CORP.	4771 ARROYO VISTA; BLDG. H	LIVERMORE, CA 94551	NON-DISCLOSURE AGREEMENT
3251	TOSHIBA CORPORATION	1-1, SHIBAURA 1-CHOME; MINATO-KU	TOKYO, 100-006	NON-DISCLOSURE AGREEMENT
3247	TOSHIBA CORPORATION / AJI AND ASI	1-1, SHIBAURA 1-CHOME; MINATO-KU	TOKYO, 100-0006
3944	TOTAL VIDEO	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3945	TPS SYSTEM CO., LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2995	TPT MULTI-FLEX CIRCUITS, PTE. LTD.	30 TUAS AVENUE 9	SINGAPORE, 639183
2662	TRADEBEAM, INC.	TWO WATERS PARK DRIVE	SAN MATEO, CA 94403	NON-DISCLOSURE AGREEMENT
3903	TRAVIS VENTURES	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3946	TRECENTI TECHNOLOGIES, INC.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1976	TREMBATH ANALYTICS	2901 TAKENS COURT	PLEASANTON, CA 94588	NON-DISCLOSURE AGREEMENT
2993	TREND SINGAPORE PTD, LTD.	36 JOO KOON CIRCLE	SINGAPORE, 629061	NON-DISCLOSURE AGREEMENT
0579	TREND TECHNOLOGIES, INC.	4626 EUCALYPTUS AVENUE	CHINO, CA 91710	NON-DISCLOSURE AGREEMENT
0580	TREND TECHNOLOGIES, INC.	4626 EUCALYPTUS AVENUE	CHINO, CA 95131	NON-DISCLOSURE AGREEMENT
2516	TRENDTEC, INCORPORATED	2381 ZANKER ROAD; SUITE 140	SAN JOSE, CA 95131
3417	TREXEL, INC.	45 SIXTH RD.	WOBURN, MA 01801	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2817	TRIKON TECHNOLOGIES, INC. (U.K.)	3350 SCOTT BLVD.; BLDG. #8	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
2633	TRINET EMPLOYER GROUP	1100 SAN LEANDRO BLVD.; SUITE 300	SAN LEANDRO, CA 94577	NON-DISCLOSURE AGREEMENT
2914	TRIPLE SOURCE	1629 QUEEN ANNE AVE. N.; STE. 104	SEATTLE, WA 98109
1999	TRIPWIRE, INC.	326 SW BROADWAY; 3RD FLOOR	PORTLAND, OR 97205
4000	TRUONG TECHNOLOGIES, INC.	NOT PROVIDED
3947	TSAI, I-CHENG “DAVID”	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3295	TSK MICRO TECHNOLOGIES, CO., LTD.	9-7-1, SHIMORENJAKU; MITAKA-CITY	TOKYO, 181-8515	NON-DISCLOSURE AGREEMENT
3948	TSUKUBA SEIKI INC.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2912	TURNER, BOBBI LEE	5100 COE AVENUE; #363	SEASIDE, CA 93955	NON-DISCLOSURE AGREEMENT
1939	TURNKEY TEST	1024 SERPENTINE LANE; SUITE 104	PLEASANTON, CA 94566	NON-DISCLOSURE AGREEMENT
1035	TWIN CITY FIRE INSURANCE COMPANY	1 HARTFORD PLZ	HARTFORD, CT 06155
2582	TWIN CREEKS TECHNOLOGIES, INC.	3930 N. 1ST ST.; STE. 10	SAN JOSE, CA 95134
3949	TWINSTAR SYSTEMS, INC.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1104	TWO TECHNOLOGIES, INCORPORATED	419 SARGON WAY	HORSHAM, PA 19044	NON-DISCLOSURE AGREEMENT
3950	U.S. BANCORP PIPER JAFFAY INC.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3300	UCHIDA, MOTOO	NOT PROVIDED	TOKYO,	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3244	UFJ BANK (NOW BANK OF TOKYO- MITSUBISHI UFJ, LTD.)	2-7-1, MARUNOUCHI; CHIYODA-KU	TOKYO,
3418	ULTRA CLEAN INTERNATIONAL CORP.	165 F. NEW BOSTON STREET	WOBURN, MA 01801	NON-DISCLOSURE AGREEMENT
3419	ULTRA CLEAN INTERNATIONAL CORP.	165 F. NEW BOSTON STREET	WOBURN, MA 01801	NON-DISCLOSURE AGREEMENT
1027	ULTRA FLEX INCORPORATED	429 WAVE AVENUE	HALF MOON BAY, CA 94019	NON-DISCLOSURE AGREEMENT
0900	ULTRA T EQUIPMENT CO., INC.	41980 CHRISTY STREET	FREMONT, CA 94538
2568	ULTRATECH STEPPER	3050 ZANKER ROAD	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
2579	ULTRATECH, INC.	3050 ZANKER ROAD	SAN JOSE, CA 95134
1198	ULVAC JAPAN LTD.	2500 HAGISONO; CHIGASAKI	KANAGAWA, 253-8543	NON-DISCLOSURE AGREEMENT
1469	ULVAC TECHNOLOGIES, INC.	401 GRIFFIN BROOK DRIVE	METHUEN, MA 01844	NON-DISCLOSURE AGREEMENT
3951	UMCI PTE. LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2979	UMS SEMICONDUCTOR PTE, LTD.	23, CHANGI NORTH CRESCENT; CHANGI NORTH INDUSTRIAL ESTATE	SINGAPORE, 499616	NON-DISCLOSURE AGREEMENT
1504	UNI-FAB INDUSTRIES	1461 N. MILPITAS BLVD.	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT
0504	UNIFY CO., LTD.	STR. 9 MAI NR. 5, BL. C5, AP. 78	CERNAVODA, 905200	NON-DISCLOSURE AGREEMENT
1347	UNION BANK OF CALIFORNIA	445 S. FIGUEROA STREET	LOS ANGELES, CA 90071
1346	UNION BANK OF CALIFORNIA	445 S. FIGUEROA STREET	LOS ANGELES, CA 90071	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
1896	UNIQUE SECURITY	4302 E. SAHUARO DRIVE	PHOENIX, AZ 85028
3178	UNITED MICROELECTRONICS CORPORATION (UMC)	NO. 3, LI-HSIN 2ND ROAD; HSINCHU SCIENCE PARK	HSINCHU,	RECIPROCAL NON-DISCLOSURE AGREEMENT
3177	UNITED MICROELECTRONICS CORPORATION (UMC)	NO. 3, LI-HSIN 2ND ROAD; HSINCHU SCIENCE PARK	HSINCHU,	NON-DISCLOSURE AGREEMENT
2986	UNITED TEST ASSEMBLY CENTER LTD.	5 SERANGOON NORTH AVENUE 5	SINGAPORE, 554916
0578	UNITED VISION INC.	10 CENTER ST.; SUITE 401 & 402	CHICOPEE, MA 01013
0279	UNIVERSITY OF CALIFORNIA BERKELEY	UNIVERSITY AVE. & OXFORD ST.	BERKELEY, CA 94704	NON-DISCLOSURE AGREEMENT
3088	UNLEASHED MEDIA, INC.	510 SOUTH MATHILDA; SUITE #9	SUNNYVALE, CA 94086	NON-DISCLOSURE AGREEMENT
2027	UPECA ENGINEERING SDN BHD	NO. 3&5, JALAN TPK 2/3, SEKSYEN 2; TAMAN PERINDUSTRIAN KINRARA	PUCHONG, SELANGOR DARUL EHSAN, 47100	NON-DISCLOSURE AGREEMENT
3952	URACO HOLDINGS LIMITED	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2818	USI MANUFACTURING SEVICES, INC.	3600 PETERSON WAY	SANTA CLARA, CA 95054	NON-DISCLOSURE AGREEMENT
3323	USK MANUFACTURING	720 GWISSIG WAY	UNION CITY, CA 94587	NON-DISCLOSURE AGREEMENT
0497	UZSOY, REHA	208 GINGERGATE DRIVE	CARY, NC 27519
2454	VADER TECHNOLOGIES	3031 TISCH WAY; SUITE 10 PLAZA WEST	SAN JOSE, CA 95128
1173	VALEOSOFT, INC.	134 ESSEX STREET; SUITE 3	JERSEY CITY, NJ 07302	NON-DISCLOSURE AGREEMENT
0827	VALLEY INVENTORY	1180 HORIZON DRIVE; PO BOX 503	FAIRFIELD, CA 94533

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0662	VALLEY US, INC.	10062 MILLER AVE.	CUPERTINO, CA 95014	NON-DISCLOSURE AGREEMENT
1840	VAN CRUYNINGEN, IKE	254 COLLEGE AVE.; APT. B	PALO ALTO, CA 94306	NON-DISCLOSURE AGREEMENT
2142	VB CAD LLC	P.O. BOX 16682	SALT LAKE CITY, UT 84116	NON-DISCLOSURE AGREEMENT
1921	VEECO INSTRUMENTS, INC.	TERMINAL DRIVE	PLAINVIEW, NY 11803
1920	VEECO INSTRUMENTS, INC.	TERMINAL DRIVE	PLAINVIEW, NY 11803	NON-DISCLOSURE AGREEMENT
3989	VELOCITY 11	NOT PROVIDED
3953	VELOCITY II	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3994	VENTURE ELECTRONICS	NOT PROVIDED
3954	VENTURE HARVEST CONSULTANTS	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
2478	VERGICS CORPORATION	467 SARATOGA AVE.; SUITE #210	SAN JOSE, CA 95129	NON-DISCLOSURE AGREEMENT
2515	VERITEK MANUFACTURING SERVICES & VMS LLC	2150 COMMERCE DRIVE	SAN JOSE, CA 95131
2016	VERTEQ INCORPORATED	26 COACHLIGHT DR.	POUGHKEEPSIE, NY 12603	NON-DISCLOSURE AGREEMENT
0120	VERTICAL SOLUTION, INC.	2002 PRODUCTION DRIVE	APEX, NC 27539	NON-DISCLOSURE AGREEMENT
0160	VI TECHNOLOGY, INC.	3700 W. PARMER LN.; STE. 200	AUSTIN, TX 78727	NON-DISCLOSURE AGREEMENT
0253	VIGNANI TECHNOLOGIES	93/A, 4TH B CROSS, 5TH BLOCK;	BANGALORE, 560 095
KORAMANGALA INDUSTRIAL AREA

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0252	VIGNANI TECHNOLOGIES	93/A, 4TH B CROSS, 5TH BLOCK; KORAMANGALA INDUSTRIAL AREA	BANGALORE, 560 095
3988	VISERA TECHNOLOGIES COMPANY LTD.	NOT PROVIDED
0113	VISIBILITY CORPORATION	200 MINUTEMAN DRIVE; SUITE 202	ANDOVER, MA 01810
1166	VISTEC ELECTRON BEAM GMBH	GOESCHWITZER STRASSE 25	JENA, 07745
1412	VML SERVICES, INC.	1209 S 600 W-90	MARKLE, IN 46770
3107	VOLER DIVISION OF STRAWBERRY TREE	949 CASCADE DR.	SUNNYVALE, CA 94087	NON-DISCLOSURE AGREEMENT
2983	VOLEX (ASIA) PTE LTD	35 TAMPINES STREET 92	SINGAPORE, 528880
1045	VORTEK INDUSTRIES, LTD.	20981 CABOT BLVD.	HAYWARD, CA 94545	NON-DISCLOSURE AGREEMENT
1048	VORTEK INDUSTRIES, LTD.	20981 CABOT BLVD.	HAYWARD, CA 94545	NON-DISCLOSURE AGREEMENT
1213	V-SPAN	1100 FIRST AVENUE; SUITE 400	KING OF PRUSSIA, PA 19406	NON-DISCLOSURE AGREEMENT
0818	W.L.GORE & ASSOCIATES, INC.	402 VIEVE’S WAY; PO BOX 160	ELKTON, MD 21922	CONFIDENTIAL DISCLOSURE AGREEMENT
1657	WACKER SILTRONIC GESELLSCHAFT FUR HALBLEITERMATERIALIEN AG	HANNS-SEIDEL-PLATZ 4	MUNICH, 81737	SECRECY AGREEMENT
2127	WACOM ELECTRIC CO. LTD.	2-510-1 TOYONODAI OTONEMACHI; KITA SAITAMA-GUN	SAITAMA,	NON-DISCLOSURE AGREEMENT
1790	WAFER INSPECTION SERVICES, INC.	539 SOUTH ORLEANS ROAD	ORLEANS, MA 02653	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3955	WAFER PROCESSING EQUIPMENT COMPANY	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
3956	WAFER SOLUTIONS, INC.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
0439	WAFER TECH, LLC A DELAWARE LIMITED LIABILITY COMPANY	5509 NW PARKER ST.	CAMAS, WA 98607	NON-DISCLOSURE AGREEMENT
3957	WAFER TECHNOLOGY (MALAYSIA)	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1361	WALASZCZYK AND ASSOCIATES	191 BELVUE DRIVE	LOS GATOS, CA 95032	NON-DISCLOSURE AGREEMENT
2747	WALKER, RICHARD H.	583 BUCHER AVENUE	SANTA CLARA, CA 95051	NON-DISCLOSURE AGREEMENT
1706	WASSERSTEIN PERELLA & CO., INC.	31 WEST 52ND STREET; 7TH FLOOR	NEW YORK, NY 10019	NON-DISCLOSURE AGREEMENT
1826	WATKINS JOHNSON SEMICONDUCTOR	STANFORD RESEARCH PARK; 3333 HILLVIEW AVENUE	PALO ALTO, CA 94304	NON-DISCLOSURE AGREEMENT
2174	WATSON WYATT & COMPANY	345 CALIFORNIA STREET; SUITE 1400	SAN FRANCISCO, CA 94104
0099	WAVEFRONT SCIENCES	14820 CENTRAL AVE. SE	ALBUQUERQUE, NM 87123	NON-DISCLOSURE AGREEMENT
1370	WDT CONSULTING	300 PERSIMMON RIDGE DRIVE	LOUISVILLE, KY 40245	NON-DISCLOSURE AGREEMENT
0149	WEBCORE TECHNOLOGIES, INC.	815-A BRAZOS STREET	AUSTIN, TX 78701	NON-DISCLOSURE AGREEMENT
2342	WEBENERTIA	777 N. FIRST STREET; SUITE 250	SAN JOSE, CA 95112
1505	WELKER BROS	1390 PIPER DRIVE	MILPITAS, CA 95035	NON-DISCLOSURE AGREEMENT
0567	WELLS FARGO INSURANCE	150 NORTH MICHIGAN AVENUE; SUITE 3900	CHICAGO, IL 60601

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
3382	WESTON SOLUTIONS, INC.	1400 WESTON WAY	WEST CHESTER, PA 19380	NON-DISCLOSURE AGREEMENT
2394	WESTPAK, INC.	134 MARTINVALE LANE	SAN JOSE, CA 95119	NON-DISCLOSURE AGREEMENT
2724	WHERENET	2858 DE LA CRUZ BLVD.	SANTA CLARA, CA 95050	NON-DISCLOSURE AGREEMENT
2688	WHITE OAK SEMICONDUCTOR	6000 TECHNOLOGY BLVD.	SANDSTON, VA 23150	NON-DISCLOSURE AGREEMENT
1209	WHITE SYSTEMS, INC.	30 BORIGHT AVENUE	KENILWORTH, NJ 07033	NON-DISCLOSURE AGREEMENT
1210	WHITE SYSTEMS, INC. FKI LOGISTEX	30 BORIGHT AVENUE	KENILWORTH, NJ 07033	NON-DISCLOSURE AGREEMENT
0123	WINSYSTEMS, INC.	PO BOX 121361	ARLINGTON, TX 76012
0122	WINSYSTEMS, INCORPORATED	PO BOX 121361	ARLINGTON, TX 76012	NON-DISCLOSURE AGREEMENT
1669	WITH UP CO., LTD.	MEIEKI K-2 BUILDING 5F; 4-24-26 MEIEKI, NAKAMURA-KU	NAGOYA, 450 0002
2580	WOLFE ENGINEERING	3040 NORTH 1ST STREET	SAN JOSE, CA 95134
2569	WOOD, KEITH	49 MIRABELLI CIRCLE	SAN JOSE, CA 95134	NON-DISCLOSURE AGREEMENT
1979	WRIGHT WILLIAMS & KELLY, INC.	6200 STONERIDGE MALL ROAD; 3RD FLOOR	PLEASANTON, CA 94588
3426	WUXI YICHU METAL PRODUCTS, CO. LTD.	XUE DIAN RD.; SHUO FANG INDUSTRIAL PARK	WUXI CITY, P.C., 214142
1911	XACTIX, INC.	2403 SIDNEY STREET; SUITE 300	PITTSBURGH, PA 15203
3958	XAT SOLUTIONS	NOT PROVIDED		NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
2963	XCEL DIGITAL DOCUMENT CENTRE	37 KALLANG PUDDING ROAD; #05-01 TRONG LEE BUILDING	SINGAPORE, 349315
3433	XINYA ELECTRONICS, INC.	WENZHOU BRIDGE INDUSTRIAL ZONE	NORTH BAIXIANG TOWN, YUEQING CITY, ZHEJIANG PROVINCE	NON-DISCLOSURE AGREEMENT
4006	XITRONIX CORPORATION	NOT PROVIDED
3066	XP FORESIGHT	990 BENECIA AVENUE	SUNNYVALE, CA 94085	NON-DISCLOSURE AGREEMENT
0775	XSIL LTD.	SILVERSTONE HOUSE; BALLYMOSS ROAD, SANDYFORD	DUBLIN, 18
0396	XTELESIS CORPORATION	1640 GILBRETH ROAD	BURLINGAME, CA 94010
0689	XTRA WIRELESS LTD.	5844 ABRAMS RD.	DALLAS, TX 75214	NON-DISCLOSURE AGREEMENT
3179	Y.C. CABLE USA, INC.	5F, NO. 12, LANE 270, SEC. 3,; PEISHEN RD.	SHENKENG SHIANG, TAIPEI HSIEN	NON-DISCLOSURE AGREEMENT
3959	YANG, EDWARD/ GIANT PRECISION INDUSTRY/GOODWAY INDUSTRY	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
0972	YASKAWA ELECTRIC CORPORATION	2-1 KUROSAKI-SHIROISHI, YAHATANISHI-KU; KITAKYUSHU	FUKUOKA, 806-0004	NON-DISCLOSURE AGREEMENT
0973	YASKAWA INFORMATION SYSTEMS CO., LTD.	5-15 HIGASHIOJI, YAHATANISHI-KU; KITAKYUSHU	FUKUOKA, 806-0037	NON-DISCLOSURE AGREEMENT
3960	YDK CO., LTD.	NOT PROVIDED		NON-DISCLOSURE AGREEMENT
1294	YIELD ENGINEERING SYSTEMS, INC.	203-A LAWRENCE DRIVE	LIVERMORE, CA 94551	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-10
Non-Disclosure Agreements

Contract ID	Name	Address	City, State & Zip	Description
0781	YONEMOTO & ASSOCIATES	11830 SOUTHWEST COURT	DUBLIN, CA 94568	NON-DISCLOSURE AGREEMENT
4007	YONG HONG TECHNOLOGY PTE LTD.	NOT PROVIDED
3971	YOUNG, JAMES A.	NOT PROVIDED
3022	YUSEN GLOBAL LOGISTICS	405-T VICTORY AVENUE	SOUTH SAN FRANCISCO, CA 94080
2395	ZILOG INC.	6800 SANTA TERESA BLVD.	SAN JOSE, CA 95119	NON-DISCLOSURE AGREEMENT
0116	ZIMMERMAN ASSOCIATES	58 WILLIAM STREET	ANDOVER, MA 01810
1471	ZYGO AUTOMATION SYSTEMS	LAUREL BROOK ROAD	MIDDLETON, CT 06455	NON-DISCLOSURE AGREEMENT
1470	ZYGO CORPORATION	LAUREL BROOK ROAD	MIDDLETON, CT 06455	NON-DISCLOSURE AGREEMENT

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-11
Sales Representatives and Distribution Agreements

Contract ID	Name	Address	City, State & Zip	Description
2023	APS ADVANCED PRODUCTION SYSTEMS, SALES AND SERVICE GMBH	APS SALES & SERVICE; GUTENBERGSTRASSE 1	PUCHHEIM-MUNICH, D-82178	INTERNATIONAL SOFTWARE DISTRIBUTION AGREEMENT
2022	APS ADVANCED PRODUCTION SYSTEMS, SALES AND SERVICE GMBH	SALES AND SEVICE GMBH; GUTENBERGSTRASSE 1	PUCHHEIM, D-82718	FIRST AMENDED AND RESTATED INTERNATIONAL SOFTWARE DISTRIBUTION AGREEMENT
2024	APS ADVANCED PRODUCTION SYSTEMS, SALES AND SERVICE GMBH	APS SALES & SERVICE; GUTENBERGSTRASSE 1	PUCHHEIM-MUNICH, D-82178	AMENDMENT NO. 2 TO INTERNATIONAL SOFTWARE DISTRIBUTION AGREEMENT
2025	APS ADVANCED PRODUCTION SYSTEMS, SALES AND SERVICE GMBH	APS SALES & SERVICE; GUTENBERGSTRASSE 1	PUCHHEIM-MUNICH, D-82178	SIDE LETTER
0747	FDSL	12B-12C GIDLEYS MEADOW; CHRISTOW, EXETER	DEVON, EX6 7QB	SALES REP AMEND 1
0748	FDSL	12B-12C GIDLEYS MEADOW; CHRISTOW, EXETER	DEVON, EX6 7QB	SALES REP AMEND
0749	FDSL	LEIGNBRIDGE BUSINESS CENTER; CAVALIER RD., HEATHFIELD, NEWTON ABBOT	DEVON, TQ12 6IZ	SALES REP AGREEMENT
3049	FORTREND ENGINEERING CORPORATION	273 HAMMERWOOD AVENUE	SUNNYVALE, CA	PATENT SALE AGREEMENT
3239	FUJI RESEARCH INSTITUTE CORPORATION	18-1, KAIGAN 3-CHOME; MINATO-KU	TOKYO,	MEMORANDUM OF UNDERSTANDING
3237	FUJI RESEARCH INSTITUTE CORPORATION	18-1, KAIGAN 3-CHOME; MINATO-KU	TOKYO,	SOFTWARE DISTRIBUTION AGREEMENT
3238	FUJI RESEARCH INSTITUTE CORPORATION	18-1, KAIGAN 3-CHOME; MINATO-KU	TOKYO,	ADDENDUM TO SOFTWARE DISTRIBUTION AGREEMENT

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-11
Sales Representatives and Distribution Agreements

Contract ID	Name	Address	City, State & Zip	Description
1008	G-ELECTRONICS	3, TEFUTSOT ISRAEL STREET; INDUSTRIAL CENTER	GIVATAYIM, 53583	INTERNATIONAL DISTRIBUTOR AGREEMENT
1012	G-ELECTRONICS	3, TEFUTSOT ISRAEL STREET; INDUSTRIAL CENTER	GIVATAYIM, 53583	INTERNATIONAL DISTRIBUTOR AGREEMENT
3166	HERMES-EPITEK CORP.	4F, 18 CREATION ROAD 1; HSINCHU SCIENCE PARK	HSINCHU 300	MARKET DEVELOPMENT & CUSTOMER RELATIONSHIP REPRESENTATIVE AGREEMENT
1188	INNOTECH CORPORATION	3-17-6 SHIN-YOKOHAMA; KOUHOKU-KU, YOKOHAMA-SHI	KANAGAWA, 222-8580	DISTRIBUTION AGREEMENT
0482	KVD COMPANY	2465 IMPALA DRIVE	CARLSBAD, CA 92010	LICENSE & DISTRIBUTION AGREEMENT
3826	MARS CHOU	NOT PROVIDED		SALES REPRESENTATION AGREEMENT
3245	MIZUHO INFORMATION & RESEARCH	2-3, KANDA NISHIKI-CHO; CHIYODA-KU	TOKYO,	INTERNATIONAL DISTRIBUTOR AGREEMENT
2123	PG&E	P.O. BOX 997300	SACRAMENTO, CA 95899	DISTRIBUTION SERVICE & EXTENSION
4064	RAVALLI SPRINGS ASSOCIATES, LP	NOT PROVIDED		PURCHASE AND SALE AMEND
1574	RELON HOLDINGS LIMITED	RM 804 SINO CENTRE; 582-592 NATHAN RD, KLN	MONGKOK,	PROJECT ASSISTANCE AGREEMENT
2738	RICHARD H. WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95051	AMENDMENT NO. 1 TO SALES REP AGREEMENT
2739	RICHARD H. WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95051	AMENDMENT NO. 2 TO SALES REP AGREEMENT
2743	RICHARD H. WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95051	AMENDMENT NUMBER 6 TO REP AGREEMENT

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-11
Sales Representatives and Distribution Agreements

Contract ID	Name	Address	City, State & Zip	Description
2741	RICHARD H. WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95051	AMENDMENT NUMBER 4 TO REP AGREEMENT
2744	RICHARD H. WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95051	TERMINATION LETTER
2766	RICHARD H. WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95053	REPRESENTATION AGREEMENT
2767	RICHARD H. WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95053	AMENDMENT NUMBER 1 TO REP AGREEMENT
2742	RICHARD H. WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95051	AMENDMENT NUMBER 5 TO REP AGREEMENT
2740	RICHARD H. WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95051	AMENDMENT NO. 3 TO SALES REP AGREEMENT
2768	RICHARD WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95053	AMENDMENT & RESTATED REPRESENTATION AGREEMENT
2770	RICHARD WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95053	SALES REP AMEND 3
2771	RICHARD WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95053	SALES REP AMEND 2
2769	RICHARD WALKER	583 BUCHER AVENUE	SANTA CLARA, CA 95053	SALES REP AGREEMENT
2600	RLD	4977 SHILOH PLACE	SAN JOSE, CA 95138	SALES REP AMEND 3
2601	RLD	4977 SHILOH PLACE	SAN JOSE, CA 95138	SALES REP AMEND 1
3148	SPIL	NO. 123, SEC. 3, DA FONG RD.	TANTZU, TAICHUNG	SOFTWARE LICENSE & DISTRIBUTION AGMT
1414	SYSTEMS & TECHNOLOGY INTERNATIONAL	HAMEAU LA TUILERIE; 94440 MAROLLES EN BRIE	MAROLLES EN BRIE,	SALES REPRESENTATIVE AGREEMENT

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-11
Sales Representatives and Distribution Agreements

Contract ID	Name	Address	City, State & Zip	Description
3290	TOKYO ELECTRON LIMITED	SHINJUKU MONOLITH BLDG.; 3-1 NISHI- SHINJUKU 2-CHOME	TOKYO, 163-09	AMENDMENT TO DISTRIBUTOR AGREEMENT
3827	TRAVIS VENTURES	NOT PROVIDED		SALES REPRESENTATION AGREEMENT
1418	VANTAGE GLOBAL	LEVEL 9, 267 COLLINS STREET	MELBOURNE, VIC 3000	SALES REP AGREEMENT

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3632	ABD INSURANCE AND FINANCIAL SERVICES	P.O. BOX 39000; DEPT 33457	SAN FRANCISCO, CA 94139	FEE AND SERVICE AGREEMENT
3668	ABD INSURANCE AND FINANCIAL	P.O. BOX 39000; DEPT 33457	SAN FRANCISCO, CA 94139	D & O INSURANCE FOR 2006-07:
	SERVICES			CONFIRMATION OF INSURANCE
3667	ABD INSURANCE AND FINANCIAL	P.O. BOX 39000; DEPT 33457	SAN FRANCISCO, CA 94139	D & O INSURANCE FOR 2006-07:
	SERVICES			APPLICATION PACKAGE
3649	ABD INSURANCE AND FINANCIAL SERVICES	P.O. BOX 39000; DEPT 33457	SAN FRANCISCO, CA 94139	LETTER RE: ABD COMPENSATION PROPOSAL
3638	ABD INSURANCE AND FINANCIAL SERVICES	P.O. BOX 39000; DEPT 33457	SAN FRANCISCO, CA 94139	CONFIRMATION OF EMPLOYMENT PRACTICES LIABILITY INSURANCE RENEWAL
3637	ABD INSURANCE AND FINANCIAL SERVICES	P.O. BOX 39000; DEPT 33457	SAN FRANCISCO, CA 94139	CONFIRMATION OF D&O INSURANCE RENEWAL
3662	ABD SERVICES	P.O. BOX 39000; DEPT 33457	SAN FRANCISCO, CA 94139	LETTER FROM ABD — CONFIRMATION OF EPLE FOR 2006-07
3656	ADB INSURANCE AND FINANCIAL SERVICES	P.O. BOX 39000; DEPT 33457	SAN FRANCISCO, CA 94139	RENEWAL APPLICATION FOR D&O INSURANCE (2006-2007)
3719	ADE CORPORATION	NOT PROVIDED		RELEASE AND INDEMNITY AGREEMENT
3575	ADMIRAL INSURANCE COMPANY	NOT PROVIDED		D&O INSURANCE QUESTIONNAIRE
3563	ADMIRAL INSURANCE COMPANY	NOT PROVIDED		EXCESS DIRECTORS AND OFFICERS LIABILITY INSURANCE — SIDE A ONLY. ADMIRAL INSURANCE COMPANY, POLICY NO. 1602789. POLICY PERIOD FROM SEPTEMBER 15, 2003 TO SEPTEMBER 15, 2004.
3537	ADVANCED MICOR DEVICES, INC.	5204 EAST BEN WHITE BLVD.	AUSTIN, TX 78741	SOFTWARE EVALUATION AGREEMENT

1

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3538	ADVANCED MICOR DEVICES, INC.	5204 EAST BEN WHITE BLVD.	AUSTIN, TX 78741	AMENDMENT NO. 1
3670	AICOO, INC	NOT PROVIDED		PREMIUM FINANCE AGREEMENT (2006-07 D&O)
3671	AICOO, INC	NOT PROVIDED		NOTICE OF ACCEPTANCE
3555	AIG WORLDSOURCE	NOT PROVIDED		GLOBAL PROPERTY BINDER (2007-08)
0090	ALAN S. LOWE	ADDRESS AVAILABLE UPON REQUEST	ALAMO, CA 94507	INDEMNITY AGREEMENT
4012	ALPHASEM AG	ANDHAUSERSTRASSE 64	BERG, CH-8572	SOFTWARE EVALUATION AGREEMENT
4013	ALPHASEM AG	ANDHAUSERSTRASSE 64	BERG, CH-8572	SOFTWARE EVALUATION AGREEMENT
4014	ALPHASEM AG	ANDHAUSERSTRASSE 64	BERG, CH-8572	SOFTWARE EVALUATION AGREEMENT
3552	AMADA CAPITAL CORPORATION	7025 FIRESTONE BLVD.	BUENA PARK, CA 90621	LETTER FROM MARSH RISK AND INSURANCE SERVICES REGARDING A COPY OF EVIDENCE OF PROPERTY INSURANCE ISSUED BY MARSH ON BEHALF OF THE CERTIFICATE HOLDER, AMADA CAPITAL CORPORATION.
1030	AMETEK PITTMAN, INC.	343 GODSHALL DRIVE	HARLEYSVILLE, PA 19438	PURCHASE AGREEMENT
1032	AMETEK PITTMAN, INC.	343 GODSHALL DRIVE	HARLEYSVILLE, PA 19438	PURCHASE AGREEMENT
1033	AMETEK PITTMAN, INC.	343 GODSHALL DRIVE	HARLEYSVILLE, PA 19438	PURCHASE AGREEMENT
2014	ANTHONY BONORA	ADDRESS AVAILABLE UPON REQUEST	PORTOLA VALLEY, CA 94028	INDEMNITY AGREEMENT
2013	ANTHONY BONORA	ADDRESS AVAILABLE UPON REQUEST	PORTOLA VALLEY, CA 94028	INDEMNITY AGREEMENT

2

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
1758	ANTHONY SANTELLI	8622 SKYLAND DR	NIWOT, CO 80503	INDEMNITY AGREEMENT
1759	ANTHONY SANTELLI	8622 SKYLAND DR	NIWOT, CO 80503	INDEMNITY AGREEMENT
3710	ANTONIO DINAPOLI	NOT PROVIDED		CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE
1553	AS ONE — NCC GROUP	5572 SMETANA DRIVE	MINNETONKA, MN 55343	REGISTRATION AGREEMENT
3634	ASIC INSURANCE	NOT PROVIDED		POLICYHOLDER DISCLOURE NOTICE OF TERRORISM INSURANCE COVERAGE ISSUED BY ASIC INSURANCE.
3246	ASYST SHINKO, INC.	1-1-30 SHIBA-DAIMON; MINATO-KU	TOKYO,	MANAGEMENT SERVICES AGREEMENT
3262	ASYST SHINKO, INC.	SHINA NBF TOWER, 1-1-30, SHIBADAIMON; MINATO-KU	TOKYO, 105-0012	BUSINESS AGREEMENT
4047	ASYST TECHNOLOGIES, INC.	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	CORPORATE CERTIFICATES OF GOOD STANDING
3707	ASYST TECHNOLOGIES, LLC	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	SETTLEMENT AND CONSENT TO USE AGREEMENT
3559	ATLANTIC MUTUAL INSURANCE COMPANY	FL 28 100 WALL ST.	NEW YORK, NY 10005	NOTICE OF REINSTATEMENT, EFFECTIVE AS OF MAY 1, 2003, REDING ATLANTIC MUTUAL INSURANCE COMPANY, POLICY NO. 761006670-0001.
3603	AXIS REINSURANCE COMPANY	430 PARK AVE.; 4TH FLOOR	NEW YORK, NY 10022	D&O EXCESS INSURANCE
3611	AXIS REINSURANCE COMPANY	430 PARK AVE.; 4TH FLOOR	NEW YORK, NY 10022	LETTER RE: DELAY IN FILING OUR 10Q
3356	BLUECROSS OF CALIFORNIA	2121 N. CALIFORNIA BLVD.; 7TH FLOOR	WALNUT CREEK, CA 94956	ASO LARGE CLAIM DISCLOSURE

3

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
0861	BOB MCNAMARA	46897 BAYSIDE PARKWAY	FREMONT, CA 94538	INDEMNITY AGREEMENT
2906	BORLAND SOFTWARE CORPORATION	100 ENTERPRISE WAY	SCOTTS VALLEY, CA 95066	VALUE ADDED RESELLER AGREEMENT
0564	BROOKS AUTOMATION, INC.	15 ELIZABETH DRIVE	CHELMSFORD, MA 01824	NON-BINDING INDICATION OF INTEREST
4015	BROOKSSYNETICS	NOT PROVIDED
4041	CAMBRIDGE SEARCH GROUP, INC.	NOT PROVIDED		RECRUITMENT/PLACEMENT AGENCY AGREEMENT
3283	CANON	30-2, SHIMOMARUKO 3-CHOME; OHTA-KU	TOKYO, 146-8501	LETTER FROM NAKAMURA & PARTNERS (RE: USE OF MARK ASSIST)
3284	CANON	30-2, SHIMOMARUKO 3-CHOME; OHTA-KU	TOKYO, 146-8501	E-MAIL FROM MICHAEL GENCONSULTING AGREEMENTRELLA (RE: USE OF MARK ASSIST)
1344	CANON COMMUNICATIONS LLC	11444 W. OLYMPIC BLVD.	LOS ANGELES, CA 90064	PERMISSION TO PUBLISH AND COPYRIGHT TRANSFER
3282	CANON INC.	30-2, SHIMOMARUKO 3-CHOME; OHTA-KU	TOKYO, 146-8501	TRADEMARK ASSIGNMENT AGREEMENT
3663	CARGO INSURANCE	NOT PROVIDED		POLICY TERM CONTINUOUS UNTIL CANCELLED
3355	CARTUS CORPORATION	2770 YGNACIO VALLEY ROAD; SUITE 210	WALNUT CREEK, CA 94598	NON ENCRYPTION DISCLAIMER FOR CLIENTS
3735	CELLFUSION, INC.	NOT PROVIDED		SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE
3536	CENTERPOINT-CONNECTIVE SOFTWARE ENGINEERING, GMBH	NOT PROVIDED		EIB SOFTWARE EVALUATION AGREEMENT

4

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3636	CHICAGO UNDERWRITING	SUITE 1000; 191 NORTH WACKER DRIVE	CHICAGO, IL 60606	LETTER REQUEST FOR STATUS REPORT
0134	CHOICEPOINT CONSUMER REPORTS	P.O. BOX 105186	ATLANTA, GA 30348	SUBSCRIBER FCRA PERMISSIBLE PURPOSE CERTIFICATION
3704	CHRISTOPHER EHRENTRAUT	NOT PROVIDED		LETTER FROM AMERICAN ARBITRATION ASSOCIATION TO ASYST AND CHRISTOPHER J. EHRENTRAUT.
3714	CHRISTOPHER EHRENTRAUT	NOT PROVIDED		LETTER FROM HOPKINS & CARLEY TO MARSH RISK & INSURANCE SERVICES REGARDING A NOTICE OF CLAIM AGAINST ASYST BY MR. CHRISTOPHER EHRENTRAUT, A FORMER EMPLOYEE OF ASYST.
3702	CHRISTOPHER EHRENTRAUT	NOT PROVIDED		LETTER FROM HOPKINS & CARLEY TO CHUBB GROUP OF INSURANCE COMPANIES REGARDING A NOTICE OF CLAIM AGAINST ASYST BY MR. CHRISTOPHER EHRENTRAUT, A FORMER EMPLOYEE OF ASYST.
3610	CHUBB GROUP OF INSURANCE CO	15 MOUNTAIN VIEW ROAD	WARREN, NJ 07059	LETTER FROM CHUBB RE ASYST’S NEWS RELEASE TO INVESTORS DATED 11/03/04
3650	CHUBB GROUP OF INSURANCE CO	15 MOUNTAIN VIEW ROAD	WARREN, NJ 07059	LETTER RE: D&O INSURANCE RE: ASYST SHINKO
3557	CHUBB GROUP OF INSURANCE COS.	15 MOUNTAIN VIEW ROAD	WARREN, NJ 07059	BINDERS (2) FOR CASUALTY INSURANCE (2007-08)

5

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3703	CHUCK SWAYNE	NOT PROVIDED		LETTER FROM OGLETREE DEAKINS TO U.S. DISTRICT CLERK IN AUSTIN, TEXAS, ENCLOSING DEFENON-DISCLOSURE AGREEMENT’S OBJECTION AND OPPOSITION TO PLAINTIFF’S MOTION FOR SUMMARY JUDGMENT AND DEFENON- DISCLOSURE AGREEMENT OBJECTION TO EVIDENCE SUBMITTED WITH P
3652	CIGNA GROUP INSURANCE	525 WEST MONROE STREET; SUITE 200	CHICAGO, IL 60661	WELCOME PACKAGE
0865	CLUBSPORT (FREMONT)	46650 LANDING PARKWAY	FREMONT, CA 94538	CORPORATE OWNED MEMBERSHIP AGREEMENT
3561	COMPANIES MARINE INSURANCE	NOT PROVIDED		COMPANIES MARINE INSURANCE, POLICY NO. 509/JC479003. CARGO OPEN COVER. PERIOD FROM MAY 1, 2003 TO MAY 1, 2004.
3711	CRANBERRY MANUFACTURING COMPANY, INC.	NOT PROVIDED		SETTLEMENT AGREEMENT AND MUTUAL RELEASE
0327	CYPRESS SEMICONDUCTOR CORP.	2401 EAST 86TH ST	BLOMMINGTON, MN 55425	ASSUMPTION AND INDEMNIFICATION AGREEMENT
3542	DANIEL LOVERRO	NOT PROVIDED		INDEMNITY AGREEMENT
3545	DAVID WHITE	NOT PROVIDED		INDEMNITY AGREEMENT
2045	DEBENHAM, STEPHEN	NOT PROVIDED	REDWOOD CITY, CA 94061	INDEMNITY AGREEMENT
3745	DEBORAH DONOGHUE	NOT PROVIDED		SETTLEMENT AGREEMENT
3540	DEBORAH PARTRIGDE	NOT PROVIDED		INDEMNITY AGREEMENT

6

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3546	DENNIS RICCIO	NOT PROVIDED		INDEMNITY AGREEMENT
0247	DOMAIN LOGIX CORPORATION	8303 NORTH MOPAC EXPRESSWAY	AUSTIN, TX 78759	ASSIGNMENT OF PATENTS, APPLICATIONS, AND INVENTIONS
3720	DON CREDI, GEORGE KOZLOSKI AND GREG GRESKOVICH	NOT PROVIDED		GENERAL RELEASE EXECUTED BY THE RELEASORS IN FAVOR OF DOMAIN LOGIX CORPORATION, ASYST TECHNOLOGIES, INC. AND ASYST CONNECTIVITY TECHNOLOGIES, INC.
1601	DONALD BRAYTON	435 VIEW STREERT	MOUNTAIN VIEW, 94041	CODE OF BUSINESS CONDUCT
0280	DONNA HAMLIN	ADDRESS AVAILABLE UPON REQUEST		INDEMNITY AGREEMENT
3104	DOUGLAS MCCUTCHEON	1335 ELSONA DRIVE	SUNNYVALE, CA 94087	INDEMNITY AGREEMENT
3708	EMPAK, INC.	NOT PROVIDED		SETTLEMENT AGREEMENT
3709	ENTEGRIS, INC.	NOT PROVIDED		SETTLEMENT AGREEMENT AND MUTUAL RELEASE, BY AND BETWEEN ASYST, MARK V. SMITH AND MATTHEW FULLER, AND ENTEGRIS
3619	EXPRESS SERVICES, INC.	2814 SPRING ROAD; THE EMERSON CTR., 320	ATLANTA, GA 30339	CERTIFICATE OF LIABILITY INSURANCE FROM “PRODUCER” GALLAGHER BRYCE. INSURED IS EXPRESS SERVICES, INC.
3604	FEDERAL INSURANCE COMPANY	EXCHANGE SQUARE 2, NO. 101; SONG JEN ROAD	TAIPEI, 110	INDEPENDENT DIRECTORS’ LIABILITY POLICY

7

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3562	FEDERAL INSURANCE COMPANY	EXCHANGE SQUARE 2, NO. 101; SONG JEN ROAD	TAIPEI, 110	EXCESS DIRECTORS AND OFFICERS LIABILITY INSURANCE. FEDERAL INSURANCE COMPANY, POLICY NO. 8170- 1541. POLICY PERIOD FROM SEPTEMBER 15, 2003 TO SEPTEMBER 15, 2004.
3564	FEDERAL INSURANCE COMPANY	EXCHANGE SQUARE 2, NO. 101; SONG JEN ROAD	TAIPEI, 110	CASUALTY INSURANCE PROGRAM. PERIOD FROM MAY 1, 2002 TO MAY 1, 2003. (INCLUDES EMPLOYMENT PRACTICES LIABILITY INSURANCE FROM FEDERAL INSURANCE COMPANY FOR 9/15/02 TO 9/15/03).
3624	FEDERAL INSURANCE COMPANY	EXCHANGE SQUARE 2, NO. 101; SONG JEN ROAD	TAIPEI, 110	EMPLOYMENT PRACTICES LIABILITY INSURANCE. FEDERAL INSURANCE COMPANY, POLICY NO. 8161-0127. POLICY PERIOD FROM SEPTEMBER 15, 2002 TO SEPTEMBER 15, 2003.
1075	FEI COMPANY	5350 NE DAWSON CREEK	HILLSBORO, OR 97124	ATTACHMENT E-AMENDMENT LICENSEE REGISTRATION FORM
3554	FIREMAN’S FUND INS. CO.	777 SAN MARIN DR.	NOVATO, CA 94998	MARINE CARGO STOCK THROUGHPUT PROGRAM (2007-08) (WITH SUMMARY)
3721	FORTREND ENGINEERING CORPORATION	NOT PROVIDED		RELEASE AND PATENT SALE AGREEMENT
2044	FREDERICK TISO	1401 WEST SELBY LANE	REDWOOD CITY, CA 94061	INDEMNITY AGREEMENT
0866	FREMONT COURTYARD BY MARRIOTT	46100 LANDING PARKWAY	FREMONT, CA 94538	2008 RATE AND SERVICE PLAN
3421	GENUITY SOLUTIONS, INC.	225 PRESIDENTIAL WAY	WOBURN, MA 01888	MASTER AGREEMENT

8

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3715	GLENN A. ROBERSON, JR.	NOT PROVIDED		GLENN A. ROBERSON, JR., STEPHEN NAKASHIMA AND NORIO SUGANO (THE “SEMIFAB INTEREST HOLDERS”). SETTLEMENT AGREEMENT AND RELEASE, BY AND BETWEEN THE SEMIFAB INTEREST HOLDERS AND ASYST
3556	GREAT AMERICAN INS. CO. OF NEW YORK	580 WALNUT STREET	CINCINNATI, OH 45202	BINDER FOR EXCESS LIABILTY COVERAGE (2007-08)
3672	GREENLEAFT COMPACTION, INC	6225 N. 24TH STREET; SUITE GL100	PHOENIX, AZ 85016	CERTIFICATE OF LIABLITY INSURANCE
3654	GREENWICH INSURANCE COMPANY	87 GREENWICH AVENUE	GREENWICH, CT 06830	RENEWAL APPLICATION FOR D&O INSURANCE (2006-2007)
3742	GROUPE LA COMPAGNIE FINANCIERE EDMOND DE ROTHSCHILD	NOT PROVIDED		LETTER RE: “ROCK” TEASER AND CONFIDENTIALITY UNDERTAKING
3712	HAYDON SWITCH & INSTRUMENT, INC.	NOT PROVIDED		LETTER FROM ASYST TO HAYDON REGARDING SETTLEMENT OF OPEN ISSUES.
3144	HE JIAN TECHNOLOGY	NO. 333 XING HUA STREET; SUZHOU INDUSTRIAL PARK	SUZHOU, 215123	PURCHASE AGREEMENT
3142	HE JIAN TECHNOLOGY (SUZHOU) CO., LTD.	NO. 333, XING HUA STREET; SUZHOU INDUSTRIAL PARK	SUZHOU JIANGSU,	AGREEMENT ON INCORRUPTIBILITY
3675	HOPKINS CARLEY	NOT PROVIDED		LEGAL OPINION RE: READ-RITE STATUS
3032	HYATT LEGAL PLANS INC.	P.O. BOX 501003	ST. LOUIS, MO 63150	RENEWAL OPTION
0928	HYATT PLACE	3101 WEST WARREN AVENUE	FREMONT, CA 94538	RATE AGREEMENT

9

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3722	INACOM CORP.	NOT PROVIDED		SETTLEMENT AGREEMENT AND MUTUAL RELEASES
2764	INDUSTRY INITIATIVES FOR SCIENCE AND MATH EDUCATION IISME	5301 STEVENS CREEK BLVD.; PO BOX 58059, MS-WO	SANTA CLARA, CA 95052	FELLOWSHIP MASTER SERVICE AGREEMENT
3718	INLAND METALS INDUSTRIES, INC.	NOT PROVIDED		LETTER FROM ASYST TO INLAND REGARDING SETTLEMENT OF OPEN ISSUES.
0011	INTEGRATED DYNAMICS ENGINEERING INC.	POSTFACH 1250	RAUNHEIM, 65476	NOTICE RE TERMINATION OF SOFTWARE EVALUATION AGREEMENT, ISSUED BY GW ASSOCIATES
0534	INTEL CORPORATION	5000 WEST CHANDLER BLVD.	CHANDLER, AZ 85226	PURCHASE AGREEMENT
2762	INTEL CORPORATION	2200 MISSION COLLEGE BLVD.; MS-RN6-37	SANTA CLARA, CA 95052	LETTER AGREEMENT RE: EOL
2765	INTEL CORPORATION	2200 MISSION COLLEGE BLVD.; MS-RN6-37	SANTA CLARA, CA 95052	LETTER AGREEMENT
2763	INTEL CORPORATION / DPIX LLC	2200 MISSION COLLEGE BLVD.; MS-RN6-37	SANTA CLARA, CA 95052	RELEASE AGREEMENT
2761	INTEL CORPORATION / STMICROELECTRONICS	2200 MISSION COLLEGE BLVD.; MS-RN6-37	SANTA CLARA, CA 95052	RELEASE AGREEMENT
3747	ISUPPLI CORPORATION	NOT PROVIDED		CONSENT TO USE INFORMATION IN ARTICLE
0089	JANNEY, RICHARD	3000 F DANVILLE BLVD.#394	ALAMO, CA 94507	INDEMNITY AGREEMENT
1615	JENOPTIK	SILICON VALLEY CENTER; 801 CALIFORNIA STREET	MOUNTAIN VIEW, CA 94041	LETTER FROM PROF DAVID C MOWERY TO FENWICK & WEST
3541	JOHN MILLER	NOT PROVIDED		INDEMNITY AGREEMENT

10

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3751	JUNG-LI-SHUENN CONSTRUCTION CO.	NOT PROVIDED		OFFICE LEASE FOR SPACE IN TAIWAN. OFFICE LEASE FOR SPACE AT 1ST AND 2ND FL., NO. 37 MING-TSU ROAD, HSIN-CHU CITY, 2ND FL., NO. 188, SECTION 1, TUNG-TAI ROAD, HSIN-CHU CITY.
3623	K2 ASSOCIATES	341 COBALT WAY; SUITE 204	SUNNYVALE, CA 94085	CERTIFICATE OF LIABILITY INSURANCE. PRODUCER IS STRATTON AGENCY. INSURED IS K2 ASSOCIATES.
3235	KAWANISHI, TSUYOSHI	1-1, SHIBURA 1-CHOME; MINATO-KU	TOKYO 105-01, JAPAN	INDEMNITY AGREEMENT
0597	KEITHLEY INSTRUMENTS, INC.	ATTN:ACCTS PAYABLE; 28775 AURORA ROAD	CLEVELAND, OH 44139-1891	TRADEMARK AGREEMENT
3706	KENNETH D. GIMELLI AND NANCY J. GIMELLI	2021 THE ALAMEDA; SUITE 380	SAN JOSE, CA 95126	SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS
3705	KENNETH D. GIMELLI AND NANCY J. GIMELLI	2021 THE ALAMEDA; SUITE 380	SAN JOSE, CA 95126	SUMMONS. PLAINTIFF, KENNETH D. GIMELLI AND NANCY J. GIMELLI V. DEFENON-DISCLOSURE AGREEMENT, ASYST TECHNOLOGIES, INC.
1086	KERK MOTION PRODUCTS, INC.	ONE KERK DRIVE	HOLLIS, NH 03049	PRICING AGREEMENT
3539	KLA-TENCOR	NOT PROVIDED		SOFTWARE EVALUATION AGREEMENT
2985	KLA-TENCOR (SINGAPORE) PTE LTD	4, SERANGOON NORTH AVE 5	SINGAPORE, 554532	SELF BILLING AGREEMENT
3549	KOCMOND, WARREN JR.	NOT PROVIDED		INDEMNITY AGREEMENT
3613	LIBERTY MUTUAL	P.O. BOX 0569	CAROL STREAM, IL 60132	LARGE RISK ALTERNATIVE RATING OPTION PLAN PREMIUM PAYMENT AGREEMENT WITH LIBERTY MUTUAL FOR THE 2004 POLICY YEAR.

11

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3651	LIBERTY MUTUAL	P.O. BOX 0569	CAROL STREAM, IL 60132	LETTER RE: EXCESS FOLLOW FORM POLICY RE: ASYST SHINKO
3568	LIBERTY MUTUAL	P.O. BOX 0569	CAROL STREAM, IL 60132	AUDIT OF WORKERS’ COMPENSATION POLICY (LIBERTY MUTUAL) FOR POLICY NUMBER WC2-161-039306-013. EFFECTIVE AS OF JANUARY 1, 2003 THROUGH JANUARY 1, 2004.
3569	LIBERTY MUTUAL	P.O. BOX 0569	CAROL STREAM, IL 60132	LETTER FROM LIBERTY MUTAUAL, DATED MARY 9, 2004, INQUIRING WHETHER ADDITIONAL ACCIDENT PREVENTION SERVICES ARE REQUIRED.
3571	LIBERTY MUTUAL	P.O. BOX 0569	CAROL STREAM, IL 60132	LIBERTY MUTUAL CUSTOMER LOSS REPORTING ISSUED TO SUSAN DEASON
3574	LIBERTY MUTUAL	P.O. BOX 0569	CAROL STREAM, IL 60132	WORKERS COMPENSATION PROCEDURES FOR VARIOUS ASYST LOCATIONS.
3577	LIBERTY MUTUAL	P.O. BOX 0569	CAROL STREAM, IL 60132	WORKERS COMPENSATION CERTIFICATES EFFECTIVE JANUARY 1, 2005 TO JANUARY 1, 2006
3567	LIBERTY MUTUAL	P.O. BOX 0569	CAROL STREAM, IL 60132	WORKERS’ COMPENSATION POLICY WITH LIBERTY MUTUAL. POLICY NUMBER WC2- 161-039306-014. EFFECTIVE AS OF JANUARY 1, 2004.
3570	LIBERTY MUTUAL	P.O. BOX 0569	CAROL STREAM, IL 60132	LIBERTY MUTUAL CUSTOMER LOSS REPORTING ISSUED TO NICOLE STRELITZ.
3560	LLOYD’S MARINE INSURANCE	ONE LIME STREET	LONDON, EC3M 7HA	LLOYD’S MARINE INSURANCE, POLICY NO. JC479003. CARGO OPEN COVER. PERIOD FROM MAY 1, 2003 TO MAY 1, 2004.

12

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3550	LUPRIORI, PAULA	NOT PROVIDED		INDEMNITY AGREEMENT
0929	MARRIOTT (FREMONT)	46100 LANDING PARKWAY	FREMONT, CA 94538	LOCAL PREFERRED RATE AGREEMENT
3640	MARSH	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	MMC AUTHORIZATION TO ORDER FLOOD ZONE DETERMINATIONS
3641	MARSH	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	DIRECTORS & OFFICERS LIABILITY INSURANCE RENEWAL 2004
3643	MARSH	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	SUMMARY OF CARGO INSURANCE MAY 04 - MAY 05
3644	MARSH	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	GENERAL LIABILITY 2003-2004
3647	MARSH	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	PACKAGE POLICY MAY 04 -MAY 05
3648	MARSH	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	PROPERTY AND CASUALTY RENEWAL STRATEGY
3553	MARSH & MCLENNAN COMPANIES	1166 AVENUE OF THE AMERICAS	NEW YORK, NY 10036	2004 PROPERTY & CASUALTY RENEWAL STRATEGY FOR ASYST, DATED AS OF FEBRUARY 6, 2004. CREATED BY MARSH & MCLENNAN COMPANIES.
3642	MARSH / LLOYDS OF LONDON	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	TERRORISM INSURANCE
3581	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	BUSINESS AUTO RENEWAL
3627	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	PROFIT SHARING RETURN ADDENDUM TO THE MARINE CARGO/STOCK THROUGHPUT POLICY # JC479002/1 VIA LLOYD’S OF LONDON AND VARIOUS LONDON COS.

13

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3588	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	E&O RENEWAL APPLICATION
3630	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CASUALTY INSURANCE PROGRAM. MAY 01 2002 TO MAY 01 203
3631	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	D&O POLICIES FOR THE 2004-2005 POLICY PERIOD
3633	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CASUALTY INSURANCE PROGRAM POLICIES 2005-2006
3655	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	FIDUCIARY POLICY FEDERAL INSURANCE COMPANY (CHUBB) (2006-07) WITH END’T #4
3591	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CORRESPONDENCE RE: E&O APPLICATION
3584	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CARGO INSURANCE RENEWAL — UPDATED INFORMATION
3669	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	11/7/06 LETTER FROM MARSH RISK & INSURANCE CONCERNING TERMS OF ENGAGEMENT
3582	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CARGO INSURANCE RENEWAL
3626	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	LETTER DATED 06/25/04 RE: COMMERCIAL PACKAGE POLICY FROM ATLANTIC MUTUAL. POLICY# 711005437 — INCLUDES GEN. LIAB., EMPL. BEN. LIAB., AUTO LIAB., PRIMARY UMB. LIAB., AND PROF. LIAB.
3585	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	COMMERCIAL GENERAL LIABILITY RENEWAL

14

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3586	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	COMMERCIAL GENERAL LIABILITY RENEWAL — EXPOSURE SCHEDULE
3587	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	COMMERCIAL GENERAL LIABILITY RENEWAL — REVISED INFORMATION
3590	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	RENEWAL OF E&O — REVISED INFORMATION
3595	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	RENEWAL OF NAMED INSURED SCHEDULE
3589	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	RENEWAL OF E&O AND FOREIGN LIABILITY COVERAGE — REVISED INFORMATION
3583	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CARGO INSURANCE RENEWAL — SUMMARY OF OUTSOURCED MANUFACTURING MODEL
3602	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	RENEWAL INFORMATION FOR UMBRELLA COVERAGE
3594	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	RENEWAL OF HIRED CAR COVERAGE
3593	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	RENEWAL OF FOREIGN LIABILITY COVERAGE — DRAFT
3592	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	RENEWAL OF FOREIGN LIABILITY COVERAGE
3596	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	NON-OWNED AUTO RENEWAL INFORMATION
3597	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	PROPERTY INSURANCE RENEWAL INFORMATION
3598	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	PROPERTY INSURANCE POLICY

15

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3629	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	PROPERTY & CASUALTY INSURANCE PROGRAM. 01 MAY 2004 TO 01 MAY 2005
3601	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	UMBRELLA RENEWAL QUESTIONNAIRE
3625	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CERTIFICATE OF INSURANCE. PRODUCER IS MARSH RISK & INSURANCE. INSURED IS ASYST TECHNOLOGIES. EMPLOYEE DISHONESTY POLICY# 711-00-54-37-0000 01 MAY 2004 TO 01 MAY 2005
3605	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CERTIFICATES OF INSURANCE PROFILE REPORTS (TOTAL OF 10 CERTIFICATES ISSUED FOR 2005 RENEWAL)
3606	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CASUALTY RENEWAL
3607	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	CASUALTY — WAIVER OF TERRORISM COVERAGE
3608	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	AUTHORIZATION TO BIND
3615	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	LETTER RE: DEALY IN FILING 10Q RE:
INSURER: OLD REPUBLIC INSURANCE CO.
3616	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	2004 — 2005 INSURANCE RENEWAL PROPOSAL
3618	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	COMPANIES MARINE INSURANCE, POLICY NO. 509/JC479004. TERRORISM RISK INSURANCE PERIOD FROM MAY 1, 2004 TO 30 APRIL 2005
3620	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	LETTER RE FINAL AUDIT ON ATLANTIC MUTUAL POLICY NO. 761-00-66-70-0001 PACKAGE POLICY LIABILITY COVERAGE

16

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3621	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	SUMMARY OF INSURANCE FOR 2004-2005
3622	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	ZURICH AMERICAN INSURANCE CO. POLICY # MLP 3539755-03 TERM: 01 MAY 2004 TO 01 MAY 2005 PROPERTY INSURANCE
3599	MARSH RISK & INSURANCE SERVICES	1 CALIFORNIA STREET	SAN FRANCISCO, CA 94111	LOCATION OF AJI FIXED ASSETS
2296	MASON & BLAIR LLC	1762 TECHNOLOGY DR.	SAN JOSE, CA 95110	SETTLEMENT AGREEMENT
0924	MATTSON TECHNOLOGY, INC.	47131 BAYSIDE PARKWAY	FREMONT, CA 94538	AMENDMENT 1 TO GLOBAL SUPPORT AGREEMENT
1813	MERRILL LYNCH	3075 B HANSEN WAY	PALO ALTO, CA 94304	NONQUALIFIED DEFERRED COMPENSATION PLAN TRUST AGREEMENT
1130	MIZUHO TRUST AND BANKING CORPORATION AND CANON SEMICONDUCTOR EQUIPMENT CO., LTD.	1234 MATATE; BANDO-CITY	IBARAKI, 306-0605	RECEIVABLES TRUST AGREEMENT-MASTER AGREEMENT
3612	MONITOR LIABILITY MANAGERS	2850 WEST GOLF ROAD	ROLLING MEADOWS, IL 60008	LETTER RE D&O INSURANCE AND POTENTIAL CLAIM (PRESS RELEASE) CLAIM # 11805
3614	MONITOR LIABILITY MANAGERS	2850 WEST GOLF ROAD	ROLLING MEADOWS, IL 60008	LETTER RE D&O AND POTENTIAL CLAIM CLAIM # 11805
3639	MONITOR LIABILITY MANAGERS, INC.	2850 WEST GOLF ROAD	ROLLING MEADOWS, IL 60008	LETTER ON BEHALF OF CAROLINA CASUALTY INSURANCE COMPANY RE:
POTENTIAL CLAIM
3635	MORRISON & FOERSTER	FILE #72497; P.O. BOX 60000	SAN FRANCISCO, CA 94160	LETTER TO CHICAGO UNDERWRITING GROUP RE: POTENTIAL LIABILITY

17

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
2696	MOTION ENGINEERING, INC.	33 SOUTH LA PATERA LANE	SANTA BARBARA, CA 93117	MEI CUSTOMER CASE STUDY AGREEMENT
3544	MR. KIMATA (AJI)	NOT PROVIDED		INDEMNITY AGREEMENT
3005	NIKL, ROBERT J.	NO. 1 YISHUN AVENUE 7	SINGAPORE, 768923	INDEMNITY AGREEMENT
2877	NOBLES, DON WAYNE	20801 PAMELA WAY	SARATOGA, CA 95070	INDEMNITY AGREEMENT
1991	NSITE SOFTWARE, INC.	7031 KOLL CENTER PARKWAY	PLEASANTON, CA 94588	ORDER FORM
3600	OLD REPUBLIC INSURANCE COMPANY	133 OAKLAND AVENUE; P.O. BOX 789	GREENSBURG, PA 15601	DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICY. OLD REPUBLIC INSURANCE COMPANY POLICY NO. CUG 27160. POLICY PERIOD FROM SEPTEMBER 15, 2003 TO SEPTEMBER 15, 2004.
2247	O’MELVENY & MYERS	EMBARCADERO CENTER WEST; 275 BATTERY STREET	SAN FRANCISCO, CA 94111-3305	FY04 Q1 PATENT ANNUITY PAYMENT INFORMATION
1424	P. JACKSON BELL	1145 SAN MATEO DRIVE	MENLO PARK, CA 94025	INDEMNITY AGREEMENT
3576	PACIFIC LIFE	700 NEWPORT CENTER DRIVE	NEWPORT BEACH, CA 92660	MASTER APPLICATION
1992	PACKETSTREAM INC.	3825 HOPYARD ROAD	PLEASANTON, CA 94588	EVALUATION AGREEMENT
0350	PARTICLE MEASURING SYSTEMS, INC.	5475 AIRPORT BOULEVARD	BOULDER, CO 80301	PURCHASE AGREEMENT
3717	PATTERN DATA SYSTEMS, INC.	NOT PROVIDED		CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE
1219	PEER GROUP	72 VICTORIA ST S; SUITE 400	KITCHENER, ON N2G 4Y9	LETTER AGREEMENT
1220	PEER GROUP	72 VICTORIA ST S; SUITE 400	KITCHENER, ON N2G 4Y9	AMENDMENT #1 TO LETTER AGREEMENT

18

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
1236	PEER GROUP, INC.	72 VICTORIA STREET, SOUTH; SUITE 400	KITCHENER, ON N2G 4Y9	VALUE-ADDED RESELLER AGREEMENT
1031	PENNENGINEERING	343 GODSHALL DRIVE	HARLEYSVILLE, PA 19438	PURCHASE AGREEMENT
0573	PENNWELL / RICHARD DOW	21428 NETWORK PLACE	CHICAGO, IL 60673-1214	CONTRIBUTED ARTICLE AGREEMENT
3321	PENNWELL / DONALD REX WRIGHT	1421 SOUTH SHERIDAN ROAD	TULSA, OK 74112	CONTRIBUTED ARTICLE AGREEMENT BETWEEN ASYST, PENNWELL AND REX WRIGHT
0571	PENNWELL / RICHARD DOW	21428 NETWORK PLACE	CHICAGO, IL 60673-1214	CONTRIBUTED ARTICLE AGREEMENT BETWEEN ASYST, PENNWELL AND RICHARD DOW
0570	PENNWELL / ROBERT FOY	21428 NETWORK PLACE	CHICAGO, IL 60673-1214	CONTRIBUTED ARTICLE AGREEMENT BETWEEN ASYST, PENNWELL AND ROBERT FOY.
0572	PENNWELL/ STEVE SCHWARTZ	21428 NETWORK PLACE	CHICAGO, IL 60673-1214	CONTRIBUTED ARTICLE AGREEMENT BETWEEN ASYST, PENNWELL AND RICHARD DOW
3548	PETER SULLIVAN	NOT PROVIDED		INDEMNITY AGREEMENT
3716	PETERSON PRECISION ENGINEERING	NOT PROVIDED		SETTLEMENT AND RELEASE AGREEMENT
2124	PG&E	P.O. BOX 997300	SACRAMENTO, CA 95899-7300	APPLICATION FOR SERVICE
3617	POWER FREIGHT SYSTEMS	7447 A MORTON AVE.	NEWARK, CA 94560	CERTIFICATE OF LIABILITY INSURANCE FROM “PRODUCER” ROANOKE TRADE SERVICES, INC. SF. INSURED IS POWER FRIEGH SYSTEMS
0400	PRO-SERVICE FORWARDING CO., INC.	15 GUITTARD ROAD	BURLINGAME, CA 94080	CUSTOMS POWER OF ATTORNEY

19

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
2680	QIMONDA RICHMOND, LLC	6000 TECHNOLOGY BOULEVARD	SANDSTON, VA 21350	CONSIGNMENT STOCK AGREEMENT
3653	R&S ERECTION OF SO ALAMEDA	NOT PROVIDED		CERTIFICATE OF INSURANCE FROM ALLIED NORTH AMERICA INSURANCE BROKERAGE OF CALIFORNIA, LLC — ASYST TECHNOLOGIES IS CERTIFICATE HOLDER
3766	RADIX GROUP INTERNATIONAL DBA DANZAS AEI CUSTOMERS BROKERAGE SERVICES	NOT PROVIDED		POWER OF ATTORNEY GIVING ATTORNEY RIGHT TO PROVIDE CUSTOMERS SERVICES.
0936	READ-RITE CORPORATION	ATTN:ACCTS PAYABLE; 44100 OSGOOD ROAD	FREMONT, CA 94539	SETTLEMENT AGREEMENT
3547	RICK P. FRIEDMAN	NOT PROVIDED		INDEMNITY AGREEMENT
0789	RILEY, NORMA	9410 VAN NESS WAY	DURHAM, CA 95938	INDEMNITY AGREEMENT
2019	ROBERT MCNAMARA	69 ELMGROVE AVE	PROVIDENCE, RI 02906	INDEMNITY AGREEMENT
3725	ROMARIC AUTOMATION DESIGN, INC.	NOT PROVIDED		SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS
3565	RYDER TRUCK RENTAL, INC.	11690 NW 105TH ST.	MIAMI, FL 33178	CERTIFICATE OF INSURANCE. HOLDER IS RYDER TRUCK RENTAL, INC. AND RYDER TRUCK RENTAL LT & AFFILIATES. PRODUCER IS MARSH RISK & INSURANCE SERVICES. INSURED IS ASYST.
3713	SAE MATERIALS, INC.	NOT PROVIDED		SETTLEMENT AND RELEASE AGREEMENT
4022	SANDISK SEMICONDUCTOR (SHANGHAI) CO., LTD.	NOT PROVIDED

20

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3743	SANJEEV SHARMA	NOT PROVIDED		AMENDMENT TO RADIANCE AFFILIATE AGREEMENT
3723	SANMINA — SCI CORPORATION	NOT PROVIDED		INVENTORY LIABILITY SETTLEMENT
3724	SEMATECH INC. DBA INTERNATIONAL SEMATECH	NOT PROVIDED		MUTUAL RELEASE
3197	SEMICONDUCTOR DIAGNOSTICS, INC.	3650 SPECTRUM BOULEVARD	TAMPA, FL 33612	ASSUMPTION AND INDEMNIFICATION AGREEMENT
2592	SEMICONDUCTOR EQUIPMENT AND MATERIALS INTERNATIONAL	3081 ZANKER ROAD	SAN JOSE, CA 95134	NON-ASSERTION AGREEMENT
2935	SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORPORATION	18 ZHANG JIANG RD.; PUDONG NEW AREA	SHANGHAI, 201203	IP INDEMNIFICATION AGREEMENT
3535	SEZ AG	NOT PROVIDED		SOFTWARE EVALUATION AGREEMENT
3736	SOLECTRON CORPORATION	NOT PROVIDED		SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS
2793	SPEC EQUIPMENT	ATTN: ACCTS PAYABLE; 1855 NORMAN AVENUE	SANTA CLARA, CA 95054	ASYST STANDARD TERMS AND CONDITIONS
3674	SQUIRE SANDERS	NOT PROVIDED		LEGAL OPINION RE: FACTORING AGREEMENT WITH ASYST SHINKO
3350	STANDARD INSURANCE COMPANY	1600 RIVIERA AVE.; SUITE 385	WALNUT CREEK, CA 94596	EMPLOYER APPLICATION AND PARTICIPATION AGREEMENT
3744	STANDARDS STEP PROGRAM	NOT PROVIDED		PRESENTER LETTER OF AGREEMENT
1156	STANLEY GRUBEL	17 PARK ROAD	IRVINGTON, NY 10533	INDEMNITY AGREEMENT

21

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
1157	STANLEY GRUBEL	17 PARK ROAD	IRVINGTON, NY 10533	INDEMNITY AGREEMENT
1331	STEPHEN SCHWARTZ	NOT PROVIDED	LOS ALTOS, CA 94024	INDEMNITY AGREEMENT
1330	STEPHEN SCHWARTZ	NOT PROVIDED	LOS ALTOS, CA 94024	INDEMNITY AGREEMENT
3726	SUBMICRON SYSTEMS CORPORATION	NOT PROVIDED		CONFIDENTIAL MUTUAL RELEASE BETWEEN ASYST AND HOWARD COHEN, AS PLAN ADMINISTRATOR OF SUBMICRON SYSTEMS CORPORATION, SUBMICRON SYSTEMS, INC., SUBMICRON WET PROCESS STATIONS, INC. AND SUBMICRON SYSTEM HOLDING I, INC.
1000	SURPLUS EQUIPMENT CONSORTIUM NETWORK, INC.	1620 W. SUNRISE BLVD.	GILBERT, AZ 85233	MEMBER AGREEMENT
3573	SWEEPCO	P.O. BOX 726	SANTA CLARA, CA 95052	CERTIFICATE OF LIABILITY INSURANCE. PRODUCER IS CORNERSTONE ASSOCIATES INSURANCE SERVICES, INC. INSURED IS SWEEPCO. CERTIFICATE HOLDER IS ASYST.
3580	TAC WORLDWIDE COMPANIES	888 WASHINGTON ST.	DEDHAM, MA 02027	CERTIFICATE OF LIABILITY INSURANCE FROM “PRODUCER” AON RISK SERVICES, INC. OF MASSACHUSETTS. “INSURED” IS TAC WOLDWIDE COMPANIES. CERTIFICATE HOLDER IS ASYST.
3578	TAC WORLDWIDE COMPANIES	888 WASHINGTON ST.	DEDHAM, MA 02027	CERTIFICATE OF LIABILITY INSURANCE FROM “PRODUCER” AON RISK SERVICES, INC. OF MASSACHUSETTS. “INSURED” IS TAC WOLDWIDE COMPANIES. CERTIFICATE HOLDER IS ASYST.

22

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3579	TAC WORLDWIDE COMPANIES	888 WASHINGTON ST.	DEDHAM, MA 02027	CERTIFICATE OF LIABILITY INSURANCE FROM “PRODUCER” AON RISK SERVICES, INC. OF MASSACHUSETTS. “INSURED” IS TAC WOLDWIDE COMPANIES. CERTIFICATE HOLDER IS ASYST.
0703	TEXAS INSTRUMENTS INC.	SITE SECURITY SERVICES; 13542 N. CENTRAL EXPRESSWAY, MS 396	DALLAS, TX 75243	COPYRIGHT PERMISSION REQUEST
0142	TEXAS INSTRUMENTS INCORPORATED	34 FOREST STREET	ATTLEBORO, MA 02703	PRICING AGREEMENT
4039	THE BALLENTINE BARBERA GROUP	NOT PROVIDED		TRANSFER PRICING ENGAGEMENT LETTER
3752	THE FOUNDRY COMPANY / AMD	NOT PROVIDED		ASSIGNMENT OF AGREEMENT
3388	THE SOMA GROUP, INC.	33 LYMAN ST.; SUITE 400	WESTBORO, MA 01581	AGREEMENT
3740	THE TRADE MARKS REGISTRY	NOT PROVIDED		LETTER RE: UK TRADE MARK APPLICATION NO. 2367372
0931	THERMA-WAVE	ATTN: BRENDA MARTINEZ; 1250 RELIANCE WAY	FREMONT, CA 94539	ASSUMPTION AND INDEMNIFICATION AGREEMENT
0448	THOMAS LEITZKE	ADDRESS AVAILABLE UPON REQUEST	CAMPBELL, CA 95008	INDEMNITY AGREEMENT
3551	THOMAS WAECHTER	NOT PROVIDED		INDEMNITY AGREEMENT
3737	TOLER LARSON & ABEL	NOT PROVIDED		AGREEMENT BETWEEN ASYST CONNECTIVITY TECHNOLOGIES, INC. (ACTI) & TOLER LARSON & ABEL TO PREPARE AND PROSECUTE A PATENT APPLICATION TITLED DYNAMIC, BI-DIRECTIONS/SYMMETRIC DATA SECURITY THAT WILL BE JOINTLY OWNED BY ACTI, AMD, ILS TECHNOLOGY, AND OCEANA S

23

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3259	TOSHIBA MACHINE CO., LTD.	2-11 GINZA, 4-CHOME; CHUO-KU	TOKYO, 104	ROYALTY AGREEMENT LETTER
3572	TRAMMELL CROW COMPANY	1820 GATEWAY DRIVE; SUITE 200	SAN MATEO, CA 94404	CERTIFICATE OF INSURANCE FROM MARSH RISK & INSURANCE SERVICES REGARDING COVERAGE AFFORDED BY ATLANTIC SPECIALITY INSURANCE CO. SENT VIA LETTER FROM TRAMMELL CROW COMPANY
3734	TRUMARK COMMERCIAL, LLC	NOT PROVIDED		SETTLEMENT AGREEMENT/ESCROW INSTRUCTIONS AND MUTUAL GENERAL RELEASE
3733	TRUMARK COMMERCIAL, LLC	NOT PROVIDED		MEDIATION BRIEF
3731	TRUMARK COMMERCIAL, LLC	NOT PROVIDED		SETTLEMENT AGREEMENT AND RELEASE
3732	TRUMARK COMMERCIAL, LLC	NOT PROVIDED		NOTICE OF PENDING ACTION
3645	TWIN CITY FIRE INSURANCE COMPANY	1 HARTFORD PLZ	HARTFORD, CT 06155	EXCESS DIRECTORS AND OFFICERS LIABILITY — SIDE A ONLY. TWIN CITY FIRE INSURANCE COMPANY, POLICY NO. DA0158519-03. POLICY PERIOD FROM SEPTEMBER 15, 2003 TO SEPTEMBER 15, 2004.
3646	TWIN CITY FIRE INSURANCE COMPANY	1 HARTFORD PLZ	HARTFORD, CT 06155	EXCESS DIRECTORS AND OFFICERS LIABILITY. TWIN CITY FIRE INSURANCE COMPANY, POLICY NO. DA0158519-03. POLICY PERIOD FROM SEPTEMBER 15, 2003 TO SEPTEMBER 15, 2004. LETTER ENCLOSES AN AMENDED DECLARATIONS PAGE AND AN AMENDED SCHEDULE OF UNDERLYING INSURANC
3746	UBS FINANCIAL SERVICES, INC.	CH-8640 RAPPERSWILL		LETER AGREEMENT

24

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3727	ULTRA CLEAN INTERNATIONAL CORP.	NOT PROVIDED		CORRESPONDENCE FROM GRAYCARY TO UCIC REGARDING THE TERMINATION OF THE FOUP STOCKER DEVELOPMENT AGREEMENT.
3420	ULTRA CLEAN INTERNATIONAL CORP.	165 F NEW BOSTON ST.	WOBURN, MA 01801	TERMINATION OF THE FOUP STOCKER DEVELOPMENT AGREEMENT
3739	VECTOR INFORMATIK GMBH	NOT PROVIDED		AGREEMENT ON THE DELIVERY OF CANOPEN-SOURCE-CODE-LIBRARIES
3730	VINATEKCO, INC.	NOT PROVIDED		SETTLEMENT AND RELEASE AGREEMENT
0804	VODAFONE PASSO GMBH	NIEDERKASSELER LOHWEG 20	DUSSELDORF, 40547	PRIOR RIGHTS AND TRADEMARK AGREEMENT
0860	WALTER WILSON	48761 KATO ROAD	FREMONT, CA 94538	INDEMNITY AGREEMENT
0862	WALTER WILSON	48761 KATO ROAD	FREMONT, CA 94538	INDEMNITY AGREEMENT
3738	WEBASYST LLC	NOT PROVIDED		ASYST TECHNOLOGIES/WEBASYST TRADEMARK AGREEMENT (RE: WEBASYST MARK)
3729	WEST VALLEY-MISSION COMMUNITY COLLEGE DISTRICT	NOT PROVIDED		RELEASE OF LIABILITY
3728	WESTERN SERVO	NOT PROVIDED		LETTER AGREEMENT REGARDING PROPOSED RESOLUTION
3750	WESTERN SURETY COMPANY	NOT PROVIDED		VERIFICATION CERTIFICATE (FOR OREGON CONSTRUCTION CONTRACTORS BOARD SURETY BOND)

25

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
3543	WILLIAM B. LECKONBY	NOT PROVIDED		INDEMNITY AGREEMENT
0286	WILLIAM SIMON	1414 DONHILL DRIVE	BEVERLY HILLS, CA 90210	INDEMNITY AGREEMENT
3657	WILSON SONSINI	650 PAGE MILL ROAD	PALO ALTO, CA 94304	LETTER TO ACE WESTCHESTER SPECIALTY GROUP RE: DERIVATIVE LITIGATION
3658	WILSON SONSINI	650 PAGE MILL ROAD	PALO ALTO, CA 94304	LETTER TO MONITOR LIABILITY MANAGERS RE: DERIVATIVE LITIGATION
3659	WILSON SONSINI	650 PAGE MILL ROAD	PALO ALTO, CA 94304	LETTER TO CHUBB GROUP OF INSURANCE COMPANIES RE: DERIVATIVE LITIGATION
3661	WILSON SONSINI	650 PAGE MILL ROAD	PALO ALTO, CA 94304	LETTER TO RSUI GROUP RE: DERIVATIVE LITIGATION
3660	WILSON SONSINI	650 PAGE MILL ROAD	PALO ALTO, CA 94304	LETTER TO XL SPECIALTY INSURANCE CO. RE: DERIVATIVE LITIGATION
3664	XL INSURANCE	101 CALIFORNIA STREET; SUITE 1150	SAN FRANCISCO, CA 94111	RENEWAL APPLICATION ( EMPLOYMENT PRACTICES LIABILITY)
3665	XL INSURANCE	101 CALIFORNIA STREET; SUITE 1150	SAN FRANCISCO, CA 94111	NON-RENEWAL NOTICE — POLICY EXPIRED 11/14/2006 12:01AM
3666	XL INSURANCE	101 CALIFORNIA STREET; SUITE 1150	SAN FRANCISCO, CA 94111	ENDORSEMENT TO 2005-06 EPLI POLICY PENDING AND PRIOR LITIGATION ENDORSEMENT
3558	XL, RSUI,CAROLINA CASUALTY, ARCH, AND CHUBB	NOT PROVIDED		BINDERS FOR D&O LIABILITY INSURANCE (2007-08)
1022	XL/GREENWICH INS. CO.	87 GREENWICH AVENUE	GREENWICH, CT 06830	BINDER FOR EMPLOYMENT PRACTICES LIABILITY INSURANCE (2007-08)

26

UNITED STATES BANKRUPTCY COURT
Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
Exhibit G-12
Other Operating Agreements

Contract ID	Name	Address	City, State & Zip	Description
1023	XL/GREENWICH INS. CO.	87 GREENWICH AVENUE	GREENWICH, CT 06830	EMPLLOYMENT PRACITICES LIABILITY INS. POLICY (2006-07)

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In re: Asyst Technologies, Inc.	Case No. 09-43246
UNITED STATES BANKRUPTCY COURT
SCHEDULE H — CODEBTORS
Provide the information requested concerning any person or entity, other than in a joint case, that is also liable on any debts listed by debtor in the schedule of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight-year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is in community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).
☐	Check this box if debtor has no codebtor
NAME AND ADDRESS OF CODEBTOR
ASYST JAPAN, INC.
SHINAGAWA TOKYU BLDG. 5F 1-6-31 KONAN,
MINATO-KU
TOKYO, 108-0075 JAPAN
ASYST SHINKO, INC.
2-14, 7-CHOME, TOYO, KOTO-KU
TOKYO, JAPAN

1

UNITED STATES BANKRUPTCY COURT

Northern District of California, Oakland Division
Asyst Technologies, Inc.
Case Number: 09-43246
SPECIFIC NOTES REGARDING SCHEDULE H
Co-Debtor
In the ordinary course of its business, the Debtor pays certain expenses on behalf of its subsidiaries. In addition, in the ordinary course of its business, the Debtor has guaranteed certain obligations and liabilities. However, the transactions and guarantees between the Debtor and its subsidiaries are too voluminous to list separately but, in some instances, are reflected elsewhere in the Schedules and Statements. The Debtor may not have identified certain guarantees that are embedded in the Debtor’s executory contracts, unexpired leases, secured financings, debt instruments, and other agreements. Further, certain of the guarantees reflected on Schedule H may have expired or may no longer be enforceable. Thus, the Debtor reserves its rights to amend Schedule H to the extent that additional guarantees are identified or such guarantees are discovered to have expired or become unenforceable.
In the ordinary course of its business, the Debtor may be involved in pending or threatened litigation and claims arising out of certain ordinary course of business transactions. These matters may involve multiple plaintiffs and defendants, some or all of whom may assert cross-claims and counter-claims against other parties. Due to the volume of such claims and because all such claims are contingent, disputed, and/or unliquidated, such claims have not been set forth individually on Schedule H. However, some such claims may be listed elsewhere in the Schedules and Statements.

Asyst Technologies, Inc.	Case Number: 09-43246
DECLARATION CONCERNING DEBTOR’S SCHEDULES
DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION OR PARTNERSHIP
I, authorized signatory of this debtor entity, declare under penalty of perjury that I have read the foregoing summary and schedules, and that they are true and correct to the best of my knowledge, information and belief.

Date: June 4, 2009	Signature:	/s/ Paula C. LuPriore Paula C. LuPriore, Executive VP, COO and CRO
Name and Title
     Penalty for making a false statement: Fine of up to $500,000, or imprisonment for up to 5 years, or both. 18 U.S.C. § 152 and 3571.